UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-08274

MassMutual Select Funds
(Exact name of registrant as specified in charter)

1295 State Street, Springfield, MA			01111
(Address of principal executive offices)			(Zip code)

Frederick C. Castellani 1295 State Street, Springfield, MA 01111
(Name and address of agent for service)

Registrant’s telephone number, including area code:		413-788-8411

Date of fiscal year end:	12/31/2005

Date of reporting period:	12/31/2005

Item 1. Reports to Stockholders.

RETIREMENT SERVICES

MassMutual

Select Funds

Annual Report, December 31, 2005

INVEST

INSURE

RETIRE

You can’t predict.  You can prepare.®

Table of Contents

Letter to Shareholders	1

Portfolio Manager Reports	3

Portfolio of Investments

MassMutual Select Strategic Bond Fund	76

MassMutual Select Strategic Balanced Fund	83

MassMutual Select Diversified Value Fund	91

MassMutual Select Fundamental Value Fund	94

MassMutual Select Value Equity Fund	96

MassMutual Select Large Cap Value Fund	100

MassMutual Select Indexed Equity Fund	102

MassMutual Select Blue Chip Growth Fund	108

MassMutual Select Large Cap Growth Fund	111

MassMutual Select Growth Equity Fund	113

MassMutual Select Aggressive Growth Fund	117

MassMutual Select OTC 100 Fund	119

MassMutual Select Focused Value Fund	122

MassMutual Select Small Company Value Fund	124

MassMutual Select Mid Cap Growth Equity Fund	129

MassMutual Select Mid Cap Growth Equity II Fund	131

MassMutual Select Small Cap Growth Equity Fund	136

MassMutual Select Small Company Growth Fund	140

MassMutual Select Emerging Growth Fund	144

MassMutual Select Overseas Fund	147

MassMutual Select Destination Retirement Income Fund	150

MassMutual Select Destination Retirement 2010 Fund	151

MassMutual Select Destination Retirement 2020 Fund	152

MassMutual Select Destination Retirement 2030 Fund	153

MassMutual Select Destination Retirement 2040 Fund	154

Statement of Assets and Liabilities	156

Statement of Operations	168

Statement of Changes in Net Assets	174

Financial Highlights	186

Notes to Financial Statements	259

Report of Independent Public Accounting Firm	299

Trustees and Officers (Unaudited)	300

Federal Tax Information (Unaudited)	303

Other Information (Unaudited)	304

This material must be preceded or accompanied by a current prospectus for the MassMutual Select Funds. Investors should consider a Fund's investment objective, risks and charges and expenses carefully before investing. This and other information about the investment company is available in the prospectus. Read it carefully before investing.

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MassMutual Funds – Letter to Shareholders

To Our Shareholders

Frederick C. Castellani

The outlook for the markets in 2006 is mixed, based on conflicting signals that were in place as we rang in the new year. Nevertheless, MassMutual stands by its conviction that most investors are best served by attention to proper asset allocation and an investment strategy that concentrates on the long term rather than focusing on the market's short-term movements.

2005 in review: How we "weathered" the storms

Tumultuous weather throughout the world made the year 2005 quite eventful, as we began the new year by facing the devastating human tragedy from late 2004's Indian Ocean tsunami. Elsewhere, October's devastating Pakistan earthquake and Hurricane Wilma (which followed Hurricanes Katrina and Rita), made investors more mindful than ever of the power of nature and the impact of current events on the markets.

On the economic front, the first three months of 2005 saw the broader U.S. stock averages struggle unsuccessfully against the headwinds of widespread expectations for slower economic growth, reduced corporate profits and rising inflation – especially in the form of resurgent crude oil prices. Foreign stocks substantially outperformed their U.S. counterparts in this environment, but bond prices struggled.

In the second quarter, U.S. stocks traded indecisively, as moderately positive news on the economy and corporate earnings was tempered by high crude oil prices, rising short-term interest rates and concerns about slowing economic growth. A strong U.S. dollar hampered foreign stocks. In the bond market, Treasuries outperformed other fixed-income asset classes.

Broad-based U.S. stock indexes advanced in the third quarter, as favorable second quarter earnings boosted the market in July. In the bond market, longer-maturity yields rose in July on better-than-expected economic performance, then backed off as soaring crude oil prices once again raised fears of a slowing economy. The Lehman Brothers® Aggregate Bond Index, a broad measure of the U.S. investment-grade fixed-income markets, closed the quarter with a return of –0.67%.*

Stocks made upward progress in the fourth quarter, boosting many broad-based stock indexes into positive territory for full-year 2005. The U.S. economy grew at a pace of 4.1% in the third quarter, lower than initial estimates, but still pleasantly surprising many observers. For the full year, the Dow Jones Industrial AverageSM (The Dow), a barometer of blue-chip activity, returned –0.61%, after losing ground in the final week of December. The technology-focused Nasdaq Composite® Index gained 1.37% for the 12-month period, trailing the S&P 500® Index, a measure of U.S. large-cap stock performance, which posted a 4.91% advance for the same period. The clear winner for the year, however, was the MSCI® EAFE® Index, a benchmark for foreign stocks that delivered an impressive 13.54% return.*

In the bond market during the fourth quarter, the yield curve continued to flatten – indicating a reduction in the disparity in yields between shorter- and longer-term fixed income investments – due to persistent upward pressure on short-term yields by the Federal Reserve's (Fed's) credit-tightening and the relatively flat movement of longer-term yields. For the full year, the Lehman Brothers Aggregate Bond Index advanced 2.43%.*

*  Indexes are unmanaged, do not incur fees or expenses and cannot be purchased directly for investment.

(Continued)

MassMutual Funds – Letter to Shareholders (Continued)

The Major Stories of 2005

Among the events affecting the financial markets during 2005, the sharp rise in energy prices qualifies as one of the most important. Crude oil prices, which began the year near the $40-per-barrel level, ended December around $60 a barrel, following a brief excursion north of $70 at the end of August. In pure percentage terms, the advance in natural gas was even greater. Despite this, many Americans felt the energy squeeze most acutely in the rising cost of unleaded gasoline – whose average per-gallon price increased during the year from around $1.75 to $2.20. Fears that higher energy costs might hamper consumer spending turned out to be unfounded, however. From the Friday after Thanksgiving through December 24, U.S. consumers spent 8.7% more in 2005 than in the previous year.

Rising short-term interest rates were another important trend in 2005. The Fed boosted the federal funds rate by 0.25% a total of eight times during the year – for a total of 2.0%. Rising interest rates mean higher costs for various types of consumer and business loans. One area of particular concern is home mortgages, along with home equity loans and lines of credit, which have helped finance a significant portion of consumer spending during the past few years. Many experts are concerned about what will happen to consumer spending if housing prices decelerate significantly. Indeed, two news items spoke to real estate's immediate prospects near the end of December, when the Mortgage Bankers Association reported that U.S. mortgage applications fell to more than a three-and-a-half-year low – while the National Association of Realtors reported that inventories of existing homes for sale rose to their highest level in more than 19 years.

Outlook

The outlook for the markets in 2006 is mixed, based on conflicting signals that were in place as we rang in the new year. The positive factors include an economy that continues to grow more than expected, rebounding consumer confidence, muted inflation and interest rates that are still low by historical standards. Add in currently strong corporate balance sheets, forecasts for double-digit earnings growth in 2006 and moderate valuations, and it's possible to see why many investors may be bullish. Conversely, cautionary factors include the possibility that consumer spending will weaken as home refinancing opportunities dry up, a historically challenging phase of the four-year presidential cycle and a market that has slowed its advance somewhat in the third year of this bull market. That said, we believe that most investors are best served by attention to proper asset allocation and an investment strategy that concentrates on the long term rather than focusing on the market's short-term movements. (Of course, past performance is no guarantee of future results.)

Fred Castellani
President

The information provided is the opinion of MassMutual Retirement Services Investments Marketing as of 1/1/2006 and is subject to change without notice. It is not to be construed as tax, legal or investment advice.

MassMutual Select Strategic Bond Fund – Portfolio Manager Report

What is the investment objective of the MassMutual Select Strategic Bond Fund?  This Fund seeks a superior total rate of return by investing in fixed-income instruments.

How did the Fund perform during the 12 months ended December 31, 2005?  The Fund's Class S shares returned 1.65%, trailing the 2.43% return of the Lehman Brothers® Aggregate Bond Index, an unmanaged index of fixed-rate investment-grade securities with at least one year to maturity, combining the Lehman Brothers® U.S. Government/Credit Index and the Lehman Brothers® Mortgage-Backed Securities Index.

What was the investment background during the period?  Over the past 12 months, short-term interest rates moved sharply higher, and by more than expected, led by the Federal Reserve's (Fed's) eight 0.25% interest rate hikes, while the yield on 10-year Treasuries rose by roughly 0.25% and the 30-year bond yield fell by 0.15%, resulting in a dramatic flattening of the yield curve.

Yields of corporate bonds relative to Treasuries came down during the year, but ended substantially higher, sparked initially by news that GM and Ford debt was downgraded to junk. Emerging market debt was the star performer, as strong fundamentals led to prices rising and yields falling. Bond prices move in the opposite direction to interest rates (or yields); when yields rise, the prices of existing bonds fall – and vice versa.

Treasury Inflation-Protected Securities (TIPS) generally underperformed Treasuries, as reduced inflation anxiety caused break-even spreads to decline. Mortgage-backed securities outperformed Treasuries as interest rates rose only marginally and volatility declined.

Non-U.S. fixed-income markets tended to outperform their U.S. counterparts for 2005, since short-term rates were relatively stable and bond yields were flat to lower. Overseas bond markets also benefited from the perception that economic growth was relatively lackluster. Japanese yields initially fell, but then rose in the latter part of the year on signs that the economy was finally emerging from its 15-year deflationary slump.

The dollar was stronger on balance for the year, but commodity prices were generally higher, and gold spiked to $540 per ounce, setting a new 24-year high. Oil prices surged almost 50%, briefly reaching the $70/barrel threshold before finishing the period just below $60/barrel. Equity markets were generally higher.

What factors contributed to the Fund's performance?  The Fund's investment strategies produced mixed to somewhat positive results over the past year. Moderately overweight exposure to BBB corporate bonds detracted from performance since their prices declined, but lower-rated, high-yield bonds performed well and our moderate exposure added to returns. However, our decision to increase exposure to the auto sector in the wake of sharply higher yields (and lower prices) was penalized as the prices of these bonds continued to fall.

Emerging market debt exposure significantly added to returns. Our moderate non-dollar exposure also contributed to the Fund's performance, since our choice of foreign bonds outpaced their domestic counterparts. Mortgage-backed sector exposure was underweight relative to the Lehman Brothers Aggregate Bond Index for the first part of the period, and this benefited the Fund due to price declines in prices of these securities. A shift to overweight exposure later in the year also proved to be a positive, as yields relative to Treasuries and prices stabilized. Despite the fact that inflation proved to be somewhat higher than expected, exposure to TIPS detracted from returns. Our expectation that the yield curve would flatten was rewarded for the first half of the year, as short- and intermediate-term yields rose, while longer-term yields fell – but this was offset by our unmet expectation in the second

MassMutual Select Strategic Bond Fund – Portfolio Manager Report (Continued)

half of the period that the yield curve would steepen. The yield curve is a measure of the disparity of yields of bonds of comparable credit quality across a range of maturities from three months to 30 years; it is often used as an economic indicator.

What is your outlook?  Our belief is that significant changes to the economic landscape over the near term are unlikely, since the fundamentals favor an economy that is not too strong, or too weak, while core inflation remains within the Fed's comfort zone. Compelling opportunities are not overly abundant in the world's bond markets presently, so investment strategies need to be more tactical than strategic. Caution is certainly warranted, but that needn't preclude prudent and diversified exposure to risk, since the conditions in existence as we rang in 2006 are unlikely to unravel rapidly.

MassMutual Select Strategic Bond Fund

Quality Structure

(% of Net Assets) on 12/31/05

U.S. Governments, Aaa/AAA	79.5%
Aa/AA	2.6%
A	3.9%
Baa/BBB	8.3%
Ba/BB	3.7%
B	1.6%
Forward Currency Contracts	0.0%
Purchased Options	0.3%
Futures	0.2%
Written Options	(0.1)%
Total	100.0%

MassMutual Select Strategic Bond Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Strategic Bond Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L and the Lehman Brothers Aggregate Bond Index.

MassMutual Select Strategic Bond Fund
Total Return

	One Year 1/1/05 - 12/31/05	Since Inception Average Annual 12/31/04 - 12/31/05
Class S	1.65%	1.65%
Class A	1.37%	1.37%
Class A (sales load deducted)*	–3.45%	–3.44%
Class Y	1.57%	1.57%
Class L	1.57%	1.57%
Lehman Aggregate Bond Index	2.43%	2.63%

Hypothetical Investments in MassMutual Select Strategic Bond Fund Class N, Class N (CDSC fees deducted) and the Lehman Brothers Aggregate Bond Index.

MassMutual Select Strategic Bond Fund
Total Return

	One Year 1/1/05 - 12/31/05	Since Inception Average Annual 12/31/04 - 12/31/05
Class N	0.99%	0.99%
Class N (CDSC fees deducted)*	0.00%	0.00%
Lehman Aggregate Bond Index	2.43%	2.63%

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 4.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Lehman Brothers Aggregate Bond Index is unmanaged and does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the fund distributions or the redemption of the fund shares.

MassMutual Select Strategic Balanced Fund – Portfolio Manager Report

What is the investment objective of the MassMutual Select Strategic Balanced Fund?   This Fund seeks long-term capital growth, consistent with preservation of capital and balanced by current income.

How did the Fund perform during the 12 months ended December 31, 2005?   The Fund's Class S shares returned 3.85%, lagging the 5.19% return of the Lipper Balanced Fund Index and the 6.12% return of the Russell 3000® Index. The Lipper Balanced Fund Index is an unmanaged, equally weighted index of the 30 largest mutual funds within the Lipper Balanced Category. The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization. Conversely, the Fund's 3.85% advance outperformed the 2.43% return of the Lehman Brothers® Aggregate Bond Index, an unmanaged index of fixed-rate investment-grade securities with at least one year to maturity, combining the Lehman Brothers® U.S. Government/Credit Index and the Lehman Brothers® Mortgage-Backed Securities Index.

What was the investment background during the period?   The first quarter saw the broader U.S. stock averages struggle unsuccessfully to remain above the break-even mark in the midst of widespread expectations for slower growth by the nation's economy and a reduction in corporate profits. On the fixed-income front, bond yields fell and prices rose in January, but fears of rising inflation later in the quarter reversed much of the advance. Additionally, there were two 0.25% hikes in short-term interest rates by the Federal Reserve (Fed) during the first three months of 2005. Turning to the second quarter, U.S. stocks traded indecisively, as moderately positive news on the economy and corporate earnings was tempered by high crude oil prices, rising short-term interest rates and concerns about slowing economic growth.

Broad-based U.S. stock indexes advanced in the third quarter, as favorable second quarter earnings boosted the market in July. In the bond space, longer-maturity yields rose in July on better-than-expected economic performance, then backed off as rising crude oil prices once again raised fears of a slowing economy. Stocks made upward progress in the fourth quarter, propelling many broad-based stock indexes into positive territory for full-year 2005. In the bond market, the yield curve – a measure of the disparity of yields of bonds of comparable credit quality across a range of maturities from three months to 30 years and used as an economic indicator – continued to flatten, due to the Fed's persistent upward pressure on short-term yields and the relatively flat movement of longer yields.

What factors contributed to the Fund's performance?   During the six-month period ending June 30, 2005, sectors such as energy and information technology were substantial contributors to relative performance, whereas the consumer discretionary, financials and utilities sectors were the most significant detractors. Interest rates remained low and the 10-year U.S. Treasury yield actually declined from the first of the year. In this environment, many stocks in the financials sector extended their gains from what we felt were lofty levels.

During the third quarter, the principal contributors to the performance of the stock component of the Fund came from the financials, information technology and energy sectors. Conversely, the Fund's holdings in the health care, materials and utilities sectors were the weakest in the stock portfolio with respect to relative performance. During the fourth quarter, our holdings in the financials, materials and information technology sectors contributed the most to the stock component's absolute performance. By contrast, our positions in the consumer discretionary, energy and health care sectors detracted the most from absolute performance during the fourth quarter.

  Turning to the fixed-income component of the Fund, our strategies produced generally positive results in the third quarter. Our underweight duration position benefited from rising yields, but a flatter curve worked against us. Conversely, our non-dollar bond exposure contributed to returns, since our choice of bonds outperformed their U.S. counterparts. A moderate exposure to intermediate-maturity Treasury Inflation-Protected Securities (TIPS) also contributed positively, since TIPS' yields rose much less than those of their Treasury counterparts. In the fourth quarter, our fixed-income strategies

MassMutual Select Strategic Balanced Fund – Portfolio Manager Report (Continued)

produced mixed results. Our modestly overweight position in lower-quality corporate and high-yield bonds detracted from returns, as the sectors underperformed, and our emphasis on auto sector issues, particularly GM and GMAC, were also negative. Furthermore, our moderate exposure to intermediate-maturity TIPS detracted from returns, as did our non-dollar bond exposure, since our choice of European bonds underperformed their U.S. counterparts.

What is your outlook?  Conflicting signals abound as we enter 2006. Positive factors include an economy that continues to grow more than expected, rebounding consumer confidence, muted inflation and interest rates that are still low by historical standards – along with currently strong corporate balance sheets, forecasts for double-digit earnings growth in 2006 and moderate valuations. Conversely, cautionary factors include the possibility that consumer spending will weaken as home refinancing opportunities dry up and a market that has slowed somewhat in its advance. In such an environment, proper asset allocation and an investment plan that concentrates on the long term are important areas of focus for investors.

MassMutual Select Strategic

Balanced Fund

Asset Allocation

(% of Net Assets) on 12/31/05

Equities	57.6%
Bonds & Notes	45.5%
Purchased Options	0.2%
Short-Term Investments and Other Assets and Liabilities	(3.3)%
100.0%

MassMutual Select Strategic Balanced Fund Largest Stock Holdings (12/31/05)

JP Morgan Chase & Co.

The PMI Group, Inc.

Chubb Corp.

Microsoft Corp.

News Corp., Inc., Cl. B

Mitsubishi Tokyo Financial
Group, Inc. JPY

Cisco Systems, Inc.

Raytheon Co.

Time Warner, Inc.

Johnson & Johnson

MassMutual Select Strategic Balanced Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Strategic Balanced Fund Class S, Class A, Class A (sales load deducted), Class Y, the Lipper Balanced Fund Index, the Lehman Brothers Aggregate Bond Index and the Russell 3000 Index.

MassMutual Select Strategic Balanced Fund
Total Return

	One Year 1/1/05 - 12/31/05	Since Inception Average Annual 12/31/03 - 12/31/05
Class S	3.85%	4.79%
Class A	3.33%	4.32%
Class A (sales load deducted)*	–2.61%	1.29%
Class Y	3.76%	4.74%
Lipper Balanced	5.19%	7.12%
Lehman Aggregate	2.43%	3.42%
Russell 3000	6.12%	9.00%

Hypothetical Investments in MassMutual Select Strategic Balanced Fund Class L, Class N, Class N (CDSC fees deducted), the Lipper Balanced Fund Index, the Lehman Brothers Aggregate Bond Index and the Russell 3000 Index.

MassMutual Select Strategic Balanced Fund
Total Return

	One Year 1/1/05 - 12/31/05	Since Inception Average Annual 12/31/03 - 12/31/05
Class L	3.63%	4.61%
Class N	3.02%	4.01%
Class N (CDSC fees deducted)*	2.02%	4.01%
Lipper Balanced	5.19%	7.12%
Lehman Aggregate	2.43%	3.42%
Russell 3000	6.12%	9.00%

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Lipper Balanced Fund Index, the Lehman Brothers Aggregate Bond Index and the Russell 3000 Index are unmanaged and do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the fund distributions or the redemption of the fund shares.

MassMutual Select Diversified Value Fund – Portfolio Manager Report

What is the investment objective of the MassMutual Select Diversified Value Fund?
   This Fund seeks to achieve long-term growth of capital and income by investing primarily in a diversified portfolio of equity securities of larger, well-established companies.

How did the Fund perform during the 12 months ended December 31, 2005?
   The Fund's Class S shares returned 6.59%, moderately underperforming the 7.05% return of the Russell 1000® Value Index, an unmanaged index representative of stocks with a greater-than-average value orientation among the stocks of the largest 1000 U.S. companies based on capitalization.

What was the investment background during the period?
   Domestic equity markets were weak in the first quarter, as a renewed spike in oil prices fueled ongoing concerns about inflation and interest rates. Energy shares led the market, gaining nearly 20%, while technology and financial stocks lagged. In this environment, value stocks outperformed both their growth counterparts and the broad market, as measured by the S&P 500® Index. Turning to the second quarter, U.S. stocks traded indecisively, as moderately positive news on the economy and corporate earnings was tempered by high crude oil prices, rising short-term interest rates and concerns about slowing economic growth. In the bond market, Treasuries outperformed other fixed-income asset classes, while investment-grade bonds outpaced high-yield securities in the corporate sector.

Despite record-breaking energy prices, weakening consumer confidence and the destruction of Hurricanes Katrina and Rita, U.S. stocks pushed higher in the third quarter. The market drew support from the ongoing resilience of the economy and stronger-than-expected corporate profits. The third quarter rally was fueled by the strong performance of the energy and technology sectors. Consumer cyclicals shares, on the other hand, lagged. Finally, The S&P 500 Index advanced 2.1% for the fourth quarter, as increased hopes that the Federal Reserve was nearing the end of its rate tightening cycle offset concerns of an economic slowdown in 2006. Positive economic data provided an additional boost to U.S. and global equity markets. Cyclically sensitive stocks gained, including industrial resources and transportation stocks. Conversely, energy shares fell, as oil prices retreated from their earlier highs.

What factors contributed to the Fund's performance?
   In the first quarter, the largest detractor from performance was the technology sector. Technology shares trailed the market during the period, and the Fund's overweight position in the sector relative to the Russell 1000 Value Index merely amplified the problem. On the positive side, several portfolio holdings in the capital equipment and consumer growth sectors contributed to relative returns in the first quarter. Performance in the second quarter was hampered by stock selection in the industrial resources and financial sectors. On the plus side, positive stock selections in the technology sector included Tellabs, Corning and ADC Telecommunications. Our underweight position in IBM also added to returns, as IBM's first quarter earnings declined as a result of greater-than-anticipated pension shortfall costs.

Consumer staples shares outperformed the market during the third quarter and a number of our holdings performed even better. On the downside, several of our financial stocks traded down in the quarter. Both Freddie Mac and Fannie Mae fell on further concerns about accounting issues and political efforts to control the size of their mortgage portfolios. Turning to the fourth quarter, Pharmaceutical company Merck benefited in November after a victory in a lawsuit over its Vioxx painkiller. Our paper companies also stood out, including Georgia Pacific and Smurfit-Stone Container. Within the energy sector, positions in drillers Diamond Offshore Drilling and GlobalSantaFe added value, on investors' expectations that major integrated oil companies would continue spending heavily on exploration. On the other hand, detracting from returns in the fourth quarter were our positions in Interpublic Group and Flextronics. Advertising and marketing services provider Interpublic Group declined on weaker-than-expected revenue. Our research, however, suggests the company's turnaround is progressing as expected. Meanwhile, shares of Flextronics fell as the near-term outlook for technology capital spending remained below expectations.

MassMutual Select Diversified Value Fund – Portfolio Manager Report (Continued)

What is your outlook?
   We enter 2006 with both positive and negative factors on the horizon. The positives include an economy that continues to grow more than expected, rebounding consumer confidence, muted inflation and interest rates that are still low by historical standards. Currently strong corporate balance sheets, forecasts for double-digit earnings growth in 2006 and moderate valuations also provide evidence of an optimistic outlook for the year. Conversely, cautionary factors include the possibility that consumer spending will decrease as home refinancing opportunities dry up and a market that has slowed its advance somewhat in the third year of this bull market. In an environment with such conflicting signals, investors are well served by focusing on proper asset allocation and an investment plan that concentrates on long-term results.

MassMutual Select Diversified Value Fund Industry Table (% of Net Assets) on 12/31/05

Banking, Savings & Loans	13.8%
Energy	13.5%
Financial Services	10.7%
Insurance	8.3%
Pharmaceuticals	5.4%
Telephone Utilities	3.7%
Electrical Equipment & Electronics	3.4%
Electric Utilities	3.2%
Foods	2.9%
Broadcasting, Publishing & Printing	2.4%
Computers & Office Equipment	2.3%
Tobacco	2.3%
Automotive & Parts	2.0%
Industrial – Diversified	2.0%
Aerospace & Defense	1.9%
Communications	1.9%
Household Products	1.9%
Chemicals	1.6%
Transportation	1.6%
Beverages	1.4%
Metals & Mining	1.1%
Retail	1.0%
Restaurants	0.9%
Computers & Information	0.8%
Apparel, Textiles & Shoes	0.7%
Building Materials & Construction	0.7%
Cosmetics & Personal Care	0.7%
Containers	0.6%
Advertising	0.5%
Healthcare	0.5%
Prepackaged Software	0.5%
Entertainment & Leisure	0.2%
Toys, Games	0.2%
Home Construction, Furnishings & Appliances	0.1%
Short-Term Investments and Other Assets and Liabilities	5.3%
100.0%

MassMutual Select Diversified Value Fund Largest Holdings Largest Stock Holdings (12/31/05)
Exxon Mobil Corp.

Citigroup, Inc.

Bank of America Corp.

Pfizer, Inc.

American International Group, Inc.

JP Morgan Chase & Co.

Altria Group, Inc.

Verizon Communications, Inc.

Hewlett-Packard Co.

ConocoPhillips

MassMutual Select Diversified Value Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Diversified Value Fund Class S, Class A, Class A (sales load deducted), Class Y and the Russell 1000 Value Index.

MassMutual Select Diversified Value Fund

Total Return	One Year 1/1/05 - 12/31/05	Since Inception Average Annual 10/15/04 - 12/31/05
Class S	6.59%	14.04%
Class A	6.23%	13.55%
Class A (sales load deducted)*	0.12%	8.14%
Class Y	6.61%	13.95%
Russell 1000 Value Index	7.05%	15.18%

Hypothetical Investments in MassMutual Select Diversified Value Fund Class L, Class N, Class N (CDSC fees deducted) and the Russell 1000 Value Index.

MassMutual Select Diversified Value Fund

Total Return	One Year 1/1/05 - 12/31/05	Since Inception Average Annual 10/15/04 - 12/31/05
Class L	6.42%	13.85%
Class N	5.77%	13.15%
Class N (CDSC fees deducted)*	4.77%	12.35%
Russell 1000 Value Index	7.05%	15.18%

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 1000 Value Index is unmanaged and does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the fund distributions or the redemption of the fund shares.

MassMutual Select Fundamental Value Fund – Portfolio Manager Report

What is the investment objective of the MassMutual Select Fundamental Value Fund?
   The Fund seeks long-term total return by primarily investing in equity securities, with a focus on companies with large capitalizations.

How did the Fund perform during the 12 months ended December 31, 2005?
   The Fund's Class S shares returned 7.57%, outpacing the 4.91% return of the S&P 500® Index, a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies.

What was the investment backdrop during the period?
   The first quarter saw the broader U.S. stock averages struggle unsuccessfully to remain above the break-even mark in the midst of widespread expectations for slower growth by the nation's economy and a reduction in corporate profits. On the fixed-income front, bond yields fell and prices rose in January, but fears of rising inflation later in the quarter reversed much of the advance. Additionally, there were two 0.25% hikes in short-term interest rates by the Federal Reserve (Fed) during the first three months of 2005. Turning to the second quarter, U.S. stocks traded indecisively, as moderately positive news on the economy and corporate earnings was tempered by high crude oil prices and rising short-term interest rates. In the bond market, Treasuries outperformed other fixed-income asset classes, while investment-grade bonds outpaced high-yield securities in the corporate sector.

The third quarter was dominated by a strong rally in oil prices, compounded by the impact of Hurricanes Katrina and Rita. The Fed raised the federal funds rate twice during the quarter, its main concern being the increasing risk of inflation due to escalating energy costs. The economic environment continued nearly unchanged in the fourth quarter, as oil prices and interest rates continued to dominate the headlines – and the Fed raised interest rates twice more, bringing the total to eight 0.25% increases in 2005. After reaching $70 per barrel at the end of August, light crude oil prices retreated during the fourth quarter and finished the year at $61.

What factors contributed to the Fund's performance – and how have you responded?
   In the first quarter, underweight positions in financials and telecommunication services and positive stock selection in utilities were unable to offset weaker results from the Fund's energy, consumer discretionary and health care holdings. Throughout the period, we reduced our holdings in companies that we felt hadn't made progress in their business plans. In the second quarter, a negative bias toward financials and an overweight position relative to the Fund's benchmark in the negatively performing materials sector offset the gains realized through positive stock selection in the consumer staples, information technology and energy sectors – and an overweight allocation to the strong health care and utilities sectors. Purchases during the second quarter primarily reflected special situations, while sales consisted of companies that had achieved our price targets or whose fundamentals had deteriorated.

In the third quarter of 2005, the Fund's holdings in industrials, financials and health care were the largest contributors to results, while our investments in materials, energy and information technology detracted from relative results. Portfolio purchases and sales during the quarter reflected our more conservative outlook. For example, we initiated positions in less-cyclical names, including Campbell Soup, Safeway and Southern Company. We also initiated a position in US Bancorp and added to our stake in AIG. In the final quarter of the year, the portfolio's positions in energy, telecommunication services and information technology were the largest contributors to the Fund's progress, whereas our holdings in utilities, consumer staples and industrials detracted from relative results. Our largest new purchase in the quarter was General Electric. We also initiated positions in Host Marriott, Allstate and Quest (which we eliminated after it quickly achieved our price target). These acquisitions were funded primarily by sales of positions that had achieved our price objectives, as was the case with semiconductor companies Intel and LAM Research – as well as Principal Financial and Emerson Electric.

MassMutual Select Fundamental Value Fund – Portfolio Manager Report (Continued)

What is your outlook?
   We expect the equity markets to record another year of single-digit positive returns in 2006. We remain concerned about the lack of savings among U.S. consumers, who have fueled much of the recovery. We expect employment trends in the U.S. to improve in the coming year, but housing should cool on expectations of diminished affordability, higher property taxes and modestly higher borrowing costs. Energy prices have remained higher longer than many expected, acting as a tax on consumers. Despite these factors, we have a positive view for 2006 and are biased toward market strength in the year to come. Consumer indebtedness is offset by record-high asset levels. In this environment, we favor industrials with exposure to international capital spending growth and want to avoid consumer durables, which would be challenged by a slowdown in consumer spending. In our view, large caps are particularly attractive.

MassMutual Select Fundamental Value Fund Industry Table (% of Net Assets) on 12/31/05

Banking, Savings & Loans	14.0%
Energy	12.5%
Insurance	9.2%
Electric Utilities	8.8%
Financial Services	7.6%
Metals & Mining	4.9%
Retail	4.1%
Telephone Utilities	4.0%
Machinery & Components	3.7%
Broadcasting, Publishing & Printing	3.4%
Pharmaceuticals	3.3%
Chemicals	3.2%
Foods	3.0%
Electrical Equipment & Electronics	2.4%
Aerospace & Defense	2.3%
Air Transportation	1.9%
Medical Supplies	1.8%
Beverages	1.4%
Apparel, Textiles & Shoes	1.1%
Cosmetics & Personal Care	1.0%
Lodging	1.0%
Manufacturing	1.0%
Restaurants	1.0%
Transportation	0.8%
Communications Equipment	0.7%
Computer & Office Equipment	0.2%
Short-Term Investments and Other Assets and Liabilities	1.7%
100.0%

MassMutual Select Fundamental Value Fund Largest Stock Holdings (12/31/05)
Exxon Mobil Corp.

Citigroup, Inc.

Caterpillar, Inc.

Bank of America Corp.

CVS Corp.

WellPoint, Inc.

Golden West Financial Corp.

GlobalSantaFe Corp.

JP Morgan Chase & Co.

ConocoPhillips

MassMutual Select Fundamental Value Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Fundamental Value Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L and the S&P 500 Index.

MassMutual Select Fundamental Value Fund

Total Return	One Year 1/1/05 - 12/31/05	Since Inception Average Annual 12/31/01 - 12/31/05
Class S	7.57%	4.82%
Class A	7.08%	4.37%
Class A (sales load deducted)*	0.92%	2.84%
Class Y	7.55%	4.76%
Class L	7.28%	4.62%
S&P 500 Index	4.91%	3.62%

Hypothetical Investments in MassMutual Select Fundamental Value Fund Class N, Class N (CDSC fees deducted) and the S&P 500 Index.

MassMutual Select Fundamental Value Fund

Total Return	One Year 1/1/05 - 12/31/05	Since Inception Average Annual 12/31/02 - 12/31/05
Class N	6.76%	14.53%
Class N (CDSC fees deducted)*	5.76%	14.53%
S&P 500 Index	4.91%	14.40%

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Index is unmanaged and does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the fund distributions or the redemption of the fund shares.

MassMutual Select Value Equity Fund – Portfolio Manager Report

What is the investment objective of the MassMutual Select Value Equity Fund?
   The Fund seeks long-term growth of capital by investing in securities of companies that Fund management believes are undervalued in the marketplace in relation to factors such as the company's assets, sales, earnings, growth potential, or cash flow – or in relation to securities of other companies in the same industry.

How did the Fund perform during the 12 months ended December 31, 2005?  The Fund's Class S shares returned 10.66%, outperforming the 7.05% return of the Russell 1000® Value Index, an unmanaged index representative of stocks with a greater-than-average value orientation among the stocks of the largest 1000 U.S. companies based on capitalization.

What was the investment background during the period?  Stock returns were mixed during the first quarter of 2005. The broader market, as measured by the S&P 500® Index, declined due to concerns about the continued increase in energy prices, rising interest rates and inflation. However, strong corporate earnings and a flurry of mergers and acquisitions lifted parts of the market. The top-performing sectors were energy stocks and utilities. The financial, technology and consumer discretionary sectors all declined. U.S. stocks posted modest gains during the second quarter of 2005, as higher oil prices and concerns about decelerating global economic growth kept stock market returns in check. As expected, the Federal Reserve (Fed) continued to raise short-term interest rates, and these actions appeared to ease inflationary pressures. The top-performing sectors during the period were utilities and financials, while the materials and industrials sectors declined.

The U.S. stock market advanced largely due to strong corporate earnings during the third quarter – as investors shrugged off concerns about rising energy costs, inflation and higher interest rates. Markets were resilient despite the tragic bombings in London and hurricanes along the Gulf Coast of the U.S. The Fed continued its escalation of short-term interest rates, citing rising energy costs as a potential source of inflationary pressures. The top-performing sectors were those with positive exposure to oil and natural gas prices, including energy and utilities. The consumer discretionary sector lagged the market. Finally, domestic stocks posted modestly positive returns during the fourth quarter. Despite concerns about inflation and higher short-term interest rates, strong corporate earnings and healthy economic growth fueled U.S. stocks. Lower energy prices provided another boost, with oil and natural gas supplies coming back online as hurricane-damaged infrastructures along the Gulf Coast were repaired. Despite raising short-term interest rates again, the Fed signaled that the string of rate hikes could be coming to a close. The worst-performing sectors during the fourth quarter were energy and utilities; the standout was the materials sector.

What factors contributed to the Fund's performance?
   In the first quarter, the Fund was hurt by poor security selection, particularly within the health care sector. Also detracting from performance was top-ten holding American International Group, which declined on allegations of accounting irregularities. Contributing to performance were the Fund's underweight positions in the financials and consumer discretionary sectors. Turning to the second quarter, the Fund was hurt by poor market selection, particularly an underweighting of the strong-performing utilities and financials sectors. Also hampering performance was an overweighting of the poor-performing materials sector, particularly some of the Fund's chemicals and paper packaging holdings. Conversely, fueling performance during the period was strong security selection within the energy and telecommunications sectors.

In the third quarter, the Fund's relative performance was fueled by an underweight position in the financials sector, and in commercial banks in particular. The Fund also benefited from strong security selection within the health care and energy sectors. Detracting from performance, on the other hand, was negative security selection within the consumer discretionary and information technology sectors, where some of the Fund's holdings were hampered by concerns about the economy. In the fourth

MassMutual Select Value Equity Fund – Portfolio Manager Report (Continued)

quarter, relative performance was boosted by strong security selection within the energy and health care sectors. Also providing a lift to relative performance was the Fund's underweight stake in the poor-performing utilities sector. The largest detractor during the period, however, was an underweight allocation to the financials sector, as banks and diversified financials enjoyed strong earnings due in part to increased loan activity and fee income.

What is your outlook?
   As we proceed into 2006, positive factors on the horizon include an economy that continues to grow more than expected, rebounding consumer confidence, muted inflation and interest rates that are still low by historical standards. Currently, strong corporate balance sheets, forecasts for double-digit earnings growth in 2006 and moderate valuations also provide evidence of a positive outlook for the year. Conversely, cautionary factors include the possibility that consumer spending will weaken as home refinancing opportunities dry up and a market that has slowed its advance somewhat in the third year of this bull market. In such an environment, investors are well served by focusing on proper asset allocation and an investment plan that concentrates on the long term.

MassMutual Select Value Equity Fund – Portfolio Manager Report (Continued)

MassMutual Select Value Equity Fund Industry Table (% of Net Assets) on 12/31/05

Energy	12.0%
Insurance	10.2%
Banking, Savings & Loans	8.1%
Pharmaceuticals	7.8%
Electrical Equipment & Electronics	6.1%
Aerospace & Defense	4.6%
Financial Services	4.2%
Medical Supplies	4.2%
Commercial Services	3.9%
Chemicals	3.0%
Telephone Utilities	2.3%
Retail	2.2%
Metals & Mining	2.1%
Broadcasting, Publishing & Printing	2.0%
Computers & Information	1.9%
Computers & Office Equipment	1.7%
Prepackaged Software	1.7%
Tobacco	1.4%
Cosmetics & Personal Care	1.3%
Foods	1.3%
Industrial – Diversified	1.2%
Machinery & Components	1.2%
Communications	1.1%
Transportation	1.1%
Photography Equipment/ Supplies	1.0%
Electric Utilities	0.9%
Entertainment & Leisure	0.9%
Healthcare	0.9%
Information Retrieval Services	0.9%
Advertising	0.8%
Air Transportation	0.8%
Beverages	0.8%
Containers	0.8%
Real Estate	0.7%
Data Processing & Preparation	0.5%
Restaurants	0.5%
Diversified Financial	0.4%
Apparel, Textiles & Shoes	0.3%
Building Materials & Construction	0.3%
Computer Programming Services	0.3%
Forest Products & Paper	0.3%
Home Construction, Furnishings & Appliances	0.3%
Automotive & Parts	0.2%
Internet Content	0.2%
Communications Equipment	0.1%
Computer Related Services	0.1%
Internet Software	0.1%
Travel	0.1%
Computer Integrated Systems Design	0.0%
Short-Term Investments and Other Assets and Liabilities	1.2%
100.0%

MassMutual Select Value Equity Fund Largest Stock Holdings (12/31/05)

American International Group, Inc.
Honeywell International, Inc.
General Electric Co.
Exxon Mobil Corp.
Bank of America Corp.
JP Morgan Chase & Co.
Pfizer, Inc.
Halliburton Co.
Baxter International, Inc.
Hewlett-Packard Co.

MassMutual Select Value Equity Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Value Equity Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L and the Russell 1000 Value Index.

MassMutual Select Value Equity Fund

Total Return	One Year 1/1/05 - 12/31/05	Since Inception Average Annual 5/1/01 - 12/31/05
Class S	10.66%	4.72%
Class A	10.16%	4.25%
Class A (sales load deducted)*	3.83%	2.94%
Class Y	10.49%	4.65%
Class L	10.39%	4.51%
Russell 1000 Value Index	7.05%	5.95%

Hypothetical Investments in MassMutual Select Value Equity Fund, Class N, Class N (CDSC fees deducted) and the Russell 1000 Value Index.

MassMutual Select Value Equity Fund

Total Return	One Year 1/1/05 - 12/31/05	Since Inception Average Annual 12/31/02 - 12/31/05
Class N	9.83%	15.86%
Class N (CDSC fees deducted)*	8.83%	15.86%
Russell 1000 Value Index	7.05%	17.54%

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 1000 Value Index is unmanaged and does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the fund distributions or the redemption of the fund shares.

MassMutual Select Large Cap Value Fund – Portfolio Manager Report

What is the investment objective of the MassMutual Select Large Cap Value Fund?
   This Fund seeks both capital growth and income by selecting high-quality, large-capitalization companies primarily in the S&P 500® Index.

How did the Fund perform during the 12 months ended December 31, 2005?
   The Fund's Class S shares returned 9.57%, outpacing the 4.91% return of the S&P 500 Index, a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies.

What was the investment backdrop during the period?
   The first quarter saw the broader U.S. stock averages struggle unsuccessfully to remain above the break-even mark in the midst of widespread expectations for slower growth by the nation's economy and a reduction in corporate profits. On the fixed-income front, bond yields fell and prices rose in January, but fears of rising inflation later in the quarter reversed much of the advance. Additionally, there were two 0.25% hikes in short-term interest rates by the Federal Reserve (Fed) during the first three months of 2005. Turning to the second quarter, U.S. stocks traded indecisively, as moderately positive news on the economy and corporate earnings was tempered by high crude oil prices, rising short-term interest rates and concerns about slowing economic growth.

Broad-based U.S. stock indexes advanced in the third quarter, as favorable second quarter earnings boosted the market in July. In the bond space, longer-maturity yields rose in July on better-than-expected economic performance, then backed off as rising crude oil prices once again raised fears of a slowing economy. Stocks made upward progress in the fourth quarter, propelling many broad-based stock indexes into positive territory for full-year 2005. In the bond market, the yield curve – a measure of the disparity of yields of bonds of comparable credit quality across a range of maturities from three months to 30 years and used as an economic indicator – continued to flatten, due to the Fed's persistent upward pressure on short-term yields and the relatively flat movement of longer yields.

What factors contributed to the Fund's performance – and how did you respond?
   Energy companies were the most important contributors to the Fund's performance over the year. Energy was also the strongest-performing sector of the S&P 500 Index. The Fund benefited both by its overweight position in energy – and from positive stock selection within the sector. All of the Fund's energy companies performed well, with EOG Resources, Devon Energy, ConocoPhillips and Occidental Petroleum among the top performers.

The Fund's largest industry holdings were in diversified financial companies, insurance companies and consumer staples firms. All three sectors were important contributors to performance for the 12-month period. Moody's (a diversified financial company), Progressive, Loews, and American International Group (three insurance companies), and Altria (a consumer staples company) were among the Fund's top contributors to results. On the other hand, Avon Products – a consumer staples company initially purchased in June 2005 – ranked among the top detractors from performance.

The Fund's holdings in both consumer discretionary and industrial companies hampered its progress for the year. Consumer discretionary companies among the top detractors included Comcast, Gannett, and Autozone (sold in October 2005). Industrial companies hindering performance included Tyco and United Parcel Services. Lexmark, an information technology company, and Fifth Third Bancorp, a bank, were also among the top detractors.

The Fund had approximately 8% of its portfolio invested in foreign companies on December 31, 2005. Collectively, the foreign companies owned by the Fund underperformed the S&P 500 Index over the year.

MassMutual Select Large Cap Value Fund – Portfolio Manager Report (Continued)

What is your outlook?
   We enter 2006 with both positive and negative factors on the horizon. The positives include an economy that continues to grow more than expected, rebounding consumer confidence, muted inflation and interest rates that are still low by historical standards. Currently strong corporate balance sheets, forecasts for double-digit earnings growth in 2006 and moderate valuations also provide evidence of an optimistic outlook for the year. Conversely, cautionary factors include the possibility that consumer spending will weaken as home refinancing opportunities dry up and a market that has slowed its advance somewhat. In an environment with such conflicting signals, investors may be well served by focusing on proper asset allocation and an investment strategy that concentrates on long-term results.

MassMutual Select Large Cap Value Fund Industry Table (% of Net Assets) on 12/31/05

Banking, Savings & Loans	14.7%
Financial Services	14.6%
Insurance	13.9%
Energy	10.5%
Retail	6.0%
Commercial Services	5.5%
Tobacco	5.0%
Industrial – Diversified	4.5%
Broadcasting, Publishing & Printing	3.9%
Healthcare	3.2%
Containers	2.5%
Beverages	1.9%
Computers & Information	1.7%
Building Materials & Construction	1.5%
Automotive & Parts	1.4%
Prepackaged Software	1.3%
Transportation	1.2%
Pharmaceuticals	1.0%
Communications	0.8%
Cosmetics & Personal Care	0.8%
Foods	0.8%
Computers & Office Equipment	0.6%
Advertising	0.3%
Computer Related Services	0.2%
Household Products	0.2%
Travel	0.2%
Short-Term Investments and Other Assets and Liabilities	1.8%
100.0%

MassMutual Select Large Cap Value Fund Largest Stock Holdings (12/31/05)

American International Group, Inc.
Altria Group, Inc.
American Express Co.
Tyco International Ltd.
Costco Wholesale Corp.
JP Morgan Chase & Co.
Berkshire Hathaway, Inc. Cl. A
Golden West Financial Corp.
Progressive Corp.
HSBC Holdings PLC

MassMutual Select Large Cap Value Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Large Cap Value Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L and the S&P 500 Index.

MassMutual Select Large Cap Value Fund

Total Return	One Year 1/1/05 - 12/31/05	Five Year Average Annual 1/1/01 - 12/31/05	Since Inception Average Annual 5/1/00 - 12/31/05
Class S	9.57%	3.47%	3.04%
Class A	9.05%	2.96%	2.54%
Class A (sales load deducted)*	2.78%	1.74%	1.47%
Class Y	9.37%	3.36%	2.94%
Class L	9.25%	3.21%	2.78%
S&P 500 Index	4.91%	0.54%	–1.06%

Hypothetical Investments in MassMutual Select Large Cap Value Fund Class N, Class N (CDSC fees deducted) and the S&P 500 Index.

MassMutual Select Large Cap Value Fund

Total Return	One Year 1/1/05 - 12/31/05	Since Inception Average Annual 12/31/02 - 12/31/05
Class N	8.65%	16.11%
Class N (CDSC fees deducted)*	7.65%	16.11%
S&P 500 Index	4.91%	14.40%

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Index is unmanaged and does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the fund distributions or the redemption of the fund shares.

MassMutual Select Indexed Equity Fund – Portfolio Manager Report

What is the investment objective of the MassMutual Select Indexed Equity Fund?
   The Fund seeks to approximate as closely as practicable (before fees and expenses) the capitalization-weighted total rate of return of that portion of the U.S. market for publicly traded common stocks composed of larger-capitalized companies. The Fund pursues this objective by investing at least 80% of its assets in the equity securities of companies that make up the S&P 500® Index.

How did the Fund perform during the 12 months ended December 31, 2005?
   The Fund's Class S shares returned 4.47%, moderately trailing the 4.91% return of the S&P 500 Index, a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies.

What was the investment backdrop during the period?
   The first quarter saw the broader U.S. stock averages struggle unsuccessfully to remain above the break-even mark in the midst of widespread expectations for slower growth by the nation's economy and a reduction in corporate profits. On the fixed-income front, bond yields fell and prices rose in January, but fears of rising inflation later in the quarter reversed much of the advance. Additionally, there were two 0.25% hikes in short-term interest rates by the Federal Reserve (Fed) during the first three months of 2005. Turning to the second quarter, U.S. stocks traded indecisively, as moderately positive news on the economy and corporate earnings was tempered by high crude oil prices and rising short-term interest rates. In the bond market, Treasuries outperformed other fixed-income asset classes, while investment-grade bonds outpaced high-yield securities in the corporate sector.

The third quarter was dominated by a strong rally in oil prices, compounded by the impact of Hurricanes Katrina and Rita. The Fed raised the federal funds rate twice during the quarter, its main concern being the increasing risk of inflation due to escalating energy costs. The economic environment continued nearly unchanged in the fourth quarter, as oil prices and interest rates continued to dominate the headlines – and the Fed raised interest rates twice more, bringing the total to eight 0.25% increases in 2005. After reaching $70 per barrel at the end of August, light crude oil prices retreated during the fourth quarter and finished the year at $61 per barrel.

What factors contributed to the Fund's performance?
   In the first quarter, growth stocks outpaced value issues, and small- and mid-cap securities ended the period in negative territory. On a sector basis, the energy and utilities sectors posted the best performance – but not enough to bring the S&P 500 Index (the Index) into positive territory. The financial sector of the Index lost 6.38% and information technology dropped 7.33%. The worst-performing sector for the period, telecommunications services, returned –7.78%. Against the backdrop of high oil prices and two interest hikes by the Fed, the majority of U.S. equity indexes posted negative returns for the period.

In the second quarter, value stocks outpaced their growth counterparts, and small- and mid-cap securities posted positive returns. From a sector perspective, utilities and financials sectors posted the best performance, up 9.31% and 4.33%, respectively. The health care sector was also positive for the period, posting a return of 4.13%. The increase in the energy sector continued, as that sector advanced 1.99%. The worst-performing group for the second quarter was materials, which fell 9.47%.

Large-capitalization stocks in the third quarter underperformed both mid- and small-cap stocks. During the quarter, energy was the best-performing sector in the Index, returning 18.25%, and telecommunication services, with its loss of 1.05%, was the worst performer. In the final quarter of 2005, large-cap stocks once again underperformed mid-caps. This time, however large issues outpaced their small-capitalization competition. Energy was the worst-performing sector in the Index, returning –7.36%; materials was the best-performing group, advancing 11.19%.

MassMutual Select Indexed Equity Fund – Portfolio Manager Report (Continued)

What is your outlook?
   Conflicting signals abound as we enter 2006. Positive factors include an economy that continues to grow more than expected, rebounding consumer confidence, muted inflation interest rates that are still low by historical standards – along with currently strong corporate balance sheets, forecasts for double-digit earnings growth in 2006 and moderate valuations. Conversely, cautionary factors include the possibility that consumer spending will weaken as home refinancing opportunities dry up and a market that has slowed somewhat in its advance. In such an environment, proper asset allocation and an investment strategy that concentrates on the long term are important areas of focus for investors.

MassMutual Select Indexed Equity Fund Industry Table (% of Net Assets) on 12/31/05

Energy	9.1%
Banking, Savings & Loans	9.0%
Pharmaceuticals	8.3%
Electrical Equipment & Electronics	6.7%
Financial Services	6.1%
Insurance	5.7%
Retail	4.9%
Computers & Information	3.8%
Prepackaged Software	3.4%
Electric Utilities	3.0%
Telephone Utilities	2.9%
Broadcasting, Publishing & Printing	2.4%
Cosmetics & Personal Care	2.3%
Medical Supplies	2.3%
Aerospace & Defense	2.1%
Beverages	2.1%
Transportation	1.8%
Commercial Services	1.6%
Industrial – Diversified	1.6%
Healthcare	1.5%
Tobacco	1.5%
Chemicals	1.4%
Foods	1.4%
Communications	1.1%
Computers & Office Equipment	1.0%
Machinery & Components	1.0%
Entertainment & Leisure	0.9%
Metals & Mining	0.8%
Data Processing & Preparation	0.7%
Apparel, Textiles & Shoes	0.6%
Automotive & Parts	0.6%
Household Products	0.6%
Restaurants	0.6%
Communications Equipment	0.5%
Home Construction, Furnishings & Appliances	0.5%
Real Estate	0.5%
Forest Products & Paper	0.4%
Information Retrieval Services	0.4%
Manufacturing	0.4%
Computer Integrated Systems Design	0.3%
Lodging	0.3%
Advertising	0.2%
Building Materials & Construction	0.2%
Containers	0.2%
Food Retailers	0.2%
Retail – Grocery	0.2%
Air Transportation	0.1%
Photography Equipment/ Supplies	0.1%
Toys, Games	0.1%
Computer Programming Services	0.0%
Industrial – Distribution	0.0%
Travel	0.0%
Short-Term Investments and Other Assets and Liabilities	2.6%
100.0%

MassMutual Select Indexed Equity Fund Largest Stock Holdings (12/31/05)

General Electric Co.
Exxon Mobil Corp.
Citigroup, Inc.
Microsoft Corp.
The Procter & Gamble Co.
Bank of America Corp.
Johnson & Johnson
American International Group, Inc.
Pfizer, Inc.
Altria Group, Inc.

MassMutual Select Indexed Equity Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Indexed Equity Fund Class S, Class A, Class A (sales load deducted), Class Y and the S&P 500 Index.

MassMutual Select Indexed Equity Fund

Total Return	One Year 1/1/05 - 12/31/05	Five Year Average Annual 1/1/01 - 12/31/05	Since Inception Average Annual 3/1/98 - 12/31/05
Class S	4.47%	0.10%	3.37%
Class A	4.17%	–0.29%	2.92%
Class A (sales load deducted)*	–1.82%	–1.46%	2.15%
Class Y	4.49%	0.06%	3.31%
S&P 500 Index	4.91%	0.54%	3.82%

Hypothetical Investments in MassMutual Select Indexed Equity Fund Class L and the S&P 500 Index.

MassMutual Select Indexed Equity Fund

Total Return	One Year 1/1/05 - 12/31/05	Five Year Average Annual 1/1/01 - 12/31/05	Since Inception Average Annual 7/1/99 - 12/31/05
Class L	4.41%	–0.03%	–0.49%
S&P 500 Index	4.91%	0.54%	0.09%

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Index is unmanaged and does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the fund distributions or the redemption of the fund shares.

MassMutual Select Indexed Equity Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Indexed Equity Fund Class Z and the S&P 500 Index.

MassMutual Select Indexed Equity Fund

Total Return	One Year 1/1/05 - 12/31/05	Since Inception Average Annual 5/1/01 - 12/31/05
Class Z	4.72%	1.51%
S&P 500 Index	4.91%	1.70%

Hypothetical Investments in MassMutual Select Indexed Equity Fund Class N, Class N (CDSC fees deducted) and the S&P 500 Index.

MassMutual Select Indexed Equity Fund

Total Return	One Year 1/1/05 - 12/31/05	Since Inception Average Annual 12/31/02 - 12/31/05
Class N	3.86%	13.15%
Class N (CDSC fees deducted)*	2.86%	13.15%
S&P 500 Index	4.91%	14.40%

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

* Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Index is unmanaged and does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the fund distributions or the redemption of the fund shares.

MassMutual Select Blue Chip Growth Fund – Portfolio Manager Report

What is the investment objective of the MassMutual Select Blue Chip Growth Fund?
   This Fund seeks growth of capital over the long term by normally investing at least 80% of assets in blue chip companies. Blue chip companies include companies whose stock is included in the S&P 500® Index or the Dow Jones Industrial AverageSM, and companies with market capitalizations of at least $1 billion if not included in either index. (A company's market capitalization is based on its current market capitalization or its market capitalization at the time of the Fund's investment.)

How did the Fund perform during the 12 months ended December 31, 2005?
   The Fund's Class S shares returned 3.68%, lagging the 4.91% return of the S&P 500 Index, a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies.

What was the investment background during the period?
   The consistent theme throughout the first quarter of 2005 was rising crude oil prices. The potential for these increases to impact the economy and result in inflation weighed on investor confidence. Furthering investor unease was higher borrowing costs resulting from two interest rate increases by the Federal Reserve (Fed). In the S&P 500 Index, energy stocks were the best-performing industry, while the telecommunications and information technology industries posted the lowest returns. Equity markets enjoyed a favorable second quarter. Utilities stocks – which offer attractive dividend yields – were the strongest performers. Energy shares finished second, with crude oil at $60.95 per barrel by the end of June. Although further Fed tightening resulted, once again, in higher short-term interest rates, long-term yields did not follow suit. Relatively low long-term rates helped stimulate demand for home mortgages and led to higher housing prices.

U.S. equity markets posted solid gains during the third quarter. Although oil prices were high during the period – primarily due to the significant, hurricane-related damage inflicted on America's refineries in the Gulf of Mexico – corporations displayed continued strength, as they posted the thirteenth consecutive quarter of double-digit percentage growth in profits. The S&P 500 Index rose 3.6% for the quarter, led by the energy sector, which outperformed all others by a wide margin. Technology shares also rebounded, which helped propel the Nasdaq Composite® Index to a 4.8% return. Finally, domestic equity markets ended 2005 with another positive, albeit lukewarm, quarter. Concerns about natural disasters and high oil prices, which captured headlines during the third quarter, subsided as the 2005 hurricane season came to a close, supporting U.S. equity markets. Unfortunately, the rally was tempered by the long-awaited inversion of the yield curve in the year's closing days. This inversion, in which the yield on two-year U.S. Treasury notes surpassed that of 10-year Treasury notes, raised worries about a slowing U.S. economy and helped erase much of the quarter's gains – underscored by the S&P 500 Index's advance of only 2.2% for the quarter. The energy and utility sectors ceded market leadership to the materials sector and, in the process, finished as the worst-performing sectors for the period. The more technology-oriented Nasdaq Composite Index fared slightly better, with a 2.7% gain for the quarter.

What factors contributed to the Fund's performance?
   An underweighting in energy stocks detracted from relative results in the first quarter, as integrated energy companies and exploration and production companies posted strong gains. Conversely, merger and acquisition activity in the consumer staples group contributed to performance, as a large personal and household products company in the portfolio appreciated due to its acceptance of a takeover bid. Turning to the second quarter, strong stock selection in the pharmaceutical and biotechnology industry fueled results. Offsetting this favorable performance was the Fund's relative underweighting in the strong-performing utility sector.

Sub-par stock selection in the information technology sector was the primary detractor from returns relative to the S&P 500 Index in the third quarter, and the Fund was also hampered by an underweight position relative to the S&P 500 in the surging energy sector. On a brighter note, strong stock selection in pharmaceutical and biotechnology shares was the primary contributor to performance relative to the S&P 500 Index. Finally, positive stock selection in the energy and health care sectors was the primary

MassMutual Select Blue Chip Growth Fund – Portfolio Manager Report (Continued)

contributor to the Fund's relative return in the fourth quarter. On a negative note, overall sector selection was a relative detractor for the period. The Fund was most notably hurt by its underweighted exposure to the strong-performing financials sector.

What is your outlook?
   Conflicting signals abound as we enter 2006. Positive factors include an economy that continues to grow more than expected, rebounding consumer confidence, muted inflation interest rates that are still low by historical standards – along with currently strong corporate balance sheets, forecasts for double-digit earnings growth in 2006 and moderate valuations. Conversely, cautionary factors include the possibility that consumer spending will decrease as home refinancing opportunities dry up and a market that has slowed somewhat in its advance. In such an environment, proper asset allocation and an investment plan that concentrates on the long term are important areas of focus for investors.

MassMutual Select Blue Chip Growth Fund Industry Table (% of Net Assets) on 12/31/05

Pharmaceuticals	13.1%
Electrical Equipment & Electronics	9.7%
Retail	8.7%
Insurance	7.1%
Energy	6.7%
Prepackaged Software	6.0%
Short-Term Investments and Other Assets and Liabilities	4.9%
Medical Supplies	4.8%
Banking, Savings & Loans	3.6%
Computers & Information	2.9%
Financial Services	2.9%
Cosmetics & Personal Care	2.8%
Commercial Services	2.3%
Communications	2.2%
Chemicals	2.0%
Healthcare	2.0%
Information Retrieval Services	2.0%
Industrial – Diversified	1.7%
Tobacco	1.7%
Beverages	1.6%
Transportation	1.3%
Aerospace & Defense	1.2%
Machinery & Components	1.2%
Advertising	1.0%
Data Processing & Preparation	1.0%
Foods	1.0%
Manufacturing	1.0%
Apparel, Textiles & Shoes	0.9%
Telephone Utilities	0.6%
Broadcasting, Publishing & Printing	0.5%
Entertainment & Leisure	0.5%
Building Materials & Construction	0.4%
Household Products	0.4%
Internet Content	0.2%
Computer Integrated Systems Design	0.1%
100.0%

MassMutual Select Blue Chip Growth Fund Largest Stock Holdings (12/31/05)

Microsoft Corp.
General Electric Co.
Johnson & Johnson
American International Group, Inc.
Intel Corp.
Wal-Mart Stores, Inc.
UnitedHealth Group, Inc.
The Procter & Gamble Co.
Wyeth
Genentech, Inc.

MassMutual Select Blue Chip Growth Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Blue Chip Growth Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L and the S&P 500 Index.

MassMutual Select Blue Chip Growth Fund

Total Return	One Year 1/1/05 - 12/31/05	Since Inception Average Annual 06/1/01 - 12/31/05
Class S	3.68%	–1.63%
Class A	3.09%	–2.14%
Class A (sales load deducted)*	–2.84%	–3.40%
Class Y	3.46%	–1.76%
Class L	3.32%	–1.89%
S&P 500 Index	4.91%	1.58%

Hypothetical Investments in MassMutual Select Blue Chip Growth Fund Class N, Class N (CDSC fees deducted) and the S&P 500 Index.

MassMutual Select Blue Chip Growth Fund

Total Return	One Year 1/1/05 - 12/31/05	Since Inception Average Annual 12/31/02 - 12/31/05
Class N	2.77%	10.09%
Class N (CDSC fees deducted)*	1.77%	10.09%
S&P 500 Index	4.91%	14.40%

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Index is unmanaged and does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the fund distributions or the redemption of the fund shares.

MassMutual Select Large Cap Growth Fund  – Portfolio Manager Report

What is the investment objective of the MassMutual Select Large Cap Growth Fund?
   The Fund seeks long-term growth of capital and future income by normally investing primarily in the common stocks and securities convertible into common stocks of companies the Fund's sub-adviser believes offer prospects for long-term growth and that, at the time of purchase, generally have market capitalizations of at least $10 billion.

How did the Fund perform during the 12 months ended December 31, 2005?
   The Fund's Class S shares returned 14.44%, significantly outperforming the 4.91% return of the S&P 500® Index, a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies.

What was the investment background during the period?
   The first quarter saw the broader U.S. stock averages struggle unsuccessfully to remain above the break-even mark in the midst of widespread expectations for slower growth by the nation's economy and a reduction in corporate profits. On the fixed-income front, bond yields fell and prices rose in January, but fears of rising inflation later in the quarter reversed much of the advance. Additionally, there were two 0.25% hikes in short-term interest rates by the Federal Reserve (Fed) during the first three months of 2005. For the second quarter of 2005, the S&P 500 Index was up 1.4%. Reversing the trend of the past few years, growth modestly outperformed value, as the Russell 1000® Growth Index gained 2.5%, while the Russell 1000® Value Index was up 1.7%.

For the third quarter of 2005, the S&P 500 Index advanced 3.6%, as growth slightly outperformed value. (The Russell 1000 Growth Index gained 4.0%, while the Russell 1000 Value Index was up 3.9%.) Small-capitalization stocks outpaced their large-cap counterparts, as the Russell 2000® Index moved ahead 4.7% during the quarter. The technology-heavy NASDAQ 100 was the best performer, with its 7.2% advance. Turning to the fourth quarter, the Russell 1000 Growth Index's advance of 3.0% more than doubled the Russell 1000 Value's 1.3% return. This 1.7% relative advantage was the Growth Index's largest in more than two years.

What factors contributed to the Fund's relative performance?
   During the first quarter, the Fund experienced weakness in technology and Internet-related consumer discretionary stocks. Furthermore, stock selection in the consumer discretionary sector, which generally underperformed, was the largest detractor from performance for the quarter. The Fund's substantial positions in eBay and Electronic Arts detracted significantly. On the positive side, however, stock selection in the producer durables sector contributed to the Fund's performance. In the second quarter, strong stock selection in the health care, consumer discretionary and technology sectors helped to drive returns.

Turning to the third quarter, although the portfolio outperformed in virtually every sector relative to the S&P 500, overall its gains for the period were largely due to strong stock selection within the technology, health care and consumer discretionary sectors. As a whole, the technology sector slightly outpaced the market and a number of the Fund's holdings outperformed. Conversely, sector allocation detracted slightly from our strong stock selection, as our overweight position in the consumer discretionary sector, which underperformed for the quarter, worked against us. The fourth quarter's overall performance was largely due to strong stock selection within the health care, technology, consumer discretionary and financial services sectors. Sector allocation also contributed slightly to our strong results. The most significant contributors included underweight positions in the utilities and consumer staples sectors and our overweight positions in the consumer discretionary and financial services sectors.

MassMutual Select Large Cap Growth Fund  – Portfolio Manager Report (Continued)

What is your outlook?
   The key to our stocks' potential outperformance is the gap between consensus expectations and our own prospects based on our research. Our analysis shows that there remains considerable potential for upside surprise. Consensus earnings projections for our portfolio are significantly higher than the forecasted growth of the Russell 1000 Growth Index in 2006, which is not the Fund's benchmark, but is a bellwether of large-cap growth stock performance. In addition, internal projections are higher than consensus estimates for the stocks in the portfolio. As a result, we are seeing up to 60% more growth than the benchmark and only paying a 20% valuation premium, which enables us to continue to receive a lot of earnings "bang for the valuation buck." If we enter a full-fledged growth cycle, we hope to achieve most of our premium over time.

MassMutual Select Large Cap Growth Fund Industry Table (% of Net Assets) on 12/31/05

Electrical Equipment & Electronics	11.5%
Information Retrieval Services	10.8%
Pharmaceuticals	10.8%
Financial Services	7.1%
Insurance	6.8%
Retail	6.3%
Energy	6.2%
Computers & Information	5.8%
Communications	4.8%
Healthcare	4.6%
Cosmetics & Personal Care	4.5%
Commercial Services	4.2%
Banking, Savings & Loans	2.6%
Broadcasting, Publishing & Printing	2.5%
Household Products	2.4%
Medical Supplies	2.3%
Aerospace & Defense	2.0%
Prepackaged Software	1.2%
Retail – Grocery	0.7%
Foods	0.4%
Home Construction, Furnishings & Appliances	0.3%
Short-Term Investments and Other Assets and Liabilities	2.2%
100.0%

MassMutual Select Large Cap Growth Fund Largest Stock Holdings (12/31/05)

Google, Inc. Cl. A
The Procter & Gamble Co.
General Electric Co.
Qualcomm, Inc.
Apple Computer, Inc.
Yahoo!, Inc.
Genentech, Inc.
eBay, Inc.
Halliburton Co.
WellPoint, Inc.

MassMutual Select Large Cap Growth Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Large Cap Growth Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L and the S&P 500 Index.

MassMutual Select Large Cap Growth Fund

Total Return	One Year 1/1/05 - 12/31/05	Since Inception Average Annual 12/31/01 - 12/31/05
Class S	14.44%	1.19%
Class A	13.95%	0.72%
Class A (sales load deducted)*	7.40%	–0.76%
Class Y	14.51%	1.11%
Class L	15.84%	1.31%
S&P 500 Index	4.91%	3.62%

Hypothetical Investments in MassMutual Select Large Cap Growth Fund Class N, Class N (CDSC fees deducted) and the S&P 500 Index.

MassMutual Select Large Cap Growth Fund

Total Return	One Year 1/1/05 - 12/31/05	Since Inception Average Annual 12/31/02 - 12/31/05
Class N	13.67%	14.04%
Class N (CDSC fees deducted)*	12.67%	14.04%
S&P 500 Index	4.91%	14.40%

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Index is unmanaged and does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the fund distributions or the redemption of the fund shares.

MassMutual Select Growth Equity Fund – Portfolio Manager Report

What is the investment objective of the MassMutual Select Growth Equity Fund?
   This Fund seeks long-term growth of capital and future income by normally investing at least 80% of its assets in the common stocks and securities convertible into common stocks of companies the Fund's sub-adviser believes offer prospects for long-term growth.

How did the Fund perform during the 12 months ended December 31, 2005?
   The Fund's Class S shares returned 3.91%, lagging the 4.91% return of the S&P 500® Index, a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies.

What was the investment background during the period?
   The first quarter of 2005 saw the majority of U.S. equity markets in the red, spurred in large part by mixed economic data, rising oil prices and concerns over inflation. Both large- and small-cap stocks produced negative returns for the period, although the large-cap universe slightly outpaced its small-cap counterpart. Most U.S. equity markets ended the second quarter in positive territory. Both large- and small-cap stocks rose, although the small-cap universe, in a reversal from the first quarter, slightly outpaced its large-cap competition. Also during the second quarter, the Federal Reserve (Fed) raised the federal funds rate twice – each time by 0.25%.

Despite the summer's hurricanes of devastating proportions, another federal interest rate increase, and an impending oil crisis, the third quarter of 2005 saw gains in domestic equity markets. Both large- and small-cap stocks produced positive returns for the period, although the small-cap universe slightly outpaced its large cap counterpart. The final quarter of 2005 witnessed a market that managed to stay afloat in spite of additional federal funds rate increases, rising health care and energy costs, and mixed reports pertaining to economic growth within the U.S. During the final three months of the year, both large- and small-cap stocks once again advanced, although large-cap issues slightly outpaced their small-cap brethren.

What factors contributed to the Fund's performance?
   During the first quarter, sector selection was positive, aided considerably by an overweight position in oil and gas. An underweight position in the financial sector also contributed to the portfolio's relative performance. Conversely, underweight positions in both health care and food/beverages detracted from relative returns. In the second quarter, sector selection was flat relative to the S&P 500 Index. The portfolio benefited from an underweight position in manufacturing and an overweight position in oil and gas. This positive performance, however, was offset by overweight positions in the primary process industry and automotive spaces, which underperformed as groups.

Turning to the third quarter, an overweight position in oil and gas and an underweight position in manufacturing provided tailwinds to the Fund. Other contributors included underweight positions in the services and transportation sectors. Detractors included an overweight position in retail stores and underweights to technology and metals and mining. Stock selection was negative overall for the quarter, particularly in the technology space. Stock picks among oil and gas, health care, and financial issues also detracted from performance for the period. Conversely, stock selection among consumer goods securities benefited the portfolio.

Finally, favorable stock selection in the fourth quarter within the health care, services, and consumer goods sectors fueled performance. Sector selection, however, detracted during the period, due in large part to the portfolio's overweight position in oil and gas and an underweight to transportation. An overweight position in retail stores contributed to relative returns, but not enough to offset the less-than-favorable sector results.

MassMutual Select Growth Equity Fund – Portfolio Manager Report (Continued)

What is your outlook?
   Although the strong performance of the U.S. equity market for the past three years has been a positive for investors, it continues to be expensive, leaving little room for new opportunities. The market's inclination for risk over return appears unwarranted, but the eventual return to fundamental valuations should favor the portfolio's bias towards lower-risk investments.

MassMutual Select Growth Equity Fund Industry Table (% of Net Assets) on 12/31/05

Retail	14.5%
Pharmaceuticals	14.1%
Electrical Equipment & Electronics	9.3%
Healthcare	8.9%
Computers & Information	6.4%
Energy	5.6%
Tobacco	5.4%
Insurance	3.9%
Financial Services	2.6%
Data Processing & Preparation	2.1%
Machinery & Components	2.0%
Communications Equipment	1.9%
Medical Supplies	1.7%
Apparel, Textiles & Shoes	1.6%
Banking, Savings & Loans	1.4%
Home Construction, Furnishings & Appliances	1.4%
Commercial Services	1.3%
Restaurants	1.3%
Beverages	1.2%
Aerospace & Defense	1.1%
Information Retrieval Services	1.1%
Automotive & Parts	0.9%
Lodging	0.9%
Prepackaged Software	0.9%
Telephone Utilities	0.9%
Cosmetics & Personal Care	0.5%
Foods	0.5%
Broadcasting, Publishing & Printing	0.4%
Air Transportation	0.3%
Communications	0.3%
Computer Related Services	0.3%
Household Products	0.3%
Transportation	0.3%
Computer Integrated Systems Design	0.2%
Electric Utilities	0.2%
Metals & Mining	0.2%
Advertising	0.1%
Computer Programming Services	0.1%
Real Estate	0.1%
Computer & Data Processing Services	0.0%
Industrial – Distribution	0.0%
Retail – Grocery	0.0%
Rights	0.0%
Short-Term Investments and Other Assets and Liabilities	3.8%
100.0%

MassMutual Select Growth Equity Fund Largest Stock Holdings (12/31/05)

UnitedHealth Group, Inc.
Altria Group, Inc.
Intel Corp.
The Home Depot, Inc.
Dell, Inc.
Wal-Mart Stores, Inc.
Merck & Co., Inc.
Lowe's Companies, Inc.
Texas Instruments, Inc.
Pfizer, Inc.

MassMutual Select Growth Equity Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Growth Equity Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L and the S&P 500 Index.

MassMutual Select Growth Equity Fund

Total Return	One Year 1/1/05 - 12/31/05	Five Year Average Annual 1/1/01 - 12/31/05	Since Inception Average Annual 5/3/99 - 12/31/05
Class S	3.91%	–6.14%	–1.72%
Class A	3.39%	–6.57%	–2.15%
Class A (sales load deducted)*	–2.56%	–7.67%	–3.02%
Class Y	3.72%	–6.22%	–1.79%
Class L	3.61%	–6.35%	–1.92%
S&P 500 Index	4.91%	0.54%	0.54%

Hypothetical Investments in MassMutual Select Growth Equity Fund Class N, Class N (CDSC fees deducted) and the S&P 500 Index.

MassMutual Select Growth Equity Fund

Total Return	One Year 1/1/05 - 12/31/05	Since Inception Average Annual 12/31/02 - 12/31/05
Class N	3.14%	9.49%
Class N (CDSC fees deducted)*	2.14%	9.49%
S&P 500 Index	4.91%	14.40%

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Index is unmanaged and does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the fund distributions or the redemption of the fund shares.

MassMutual Select Aggressive Growth Fund – Portfolio Manager Report

What is the investment objective of the MassMutual Select Aggressive Growth Fund?
   This Fund seeks long-term capital appreciation by investing primarily in U.S. common stocks and other equity securities.

How did the Fund perform during the 12 months ended December 31, 2005?
   The Fund's Class S shares returned 10.28%, significantly outperforming the 4.91% return of the S&P 500® Index, a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies.

What was the investment background during the period?
   The first quarter saw the broader U.S. stock averages struggle unsuccessfully to remain above the break-even mark in the midst of widespread expectations for slower growth by the nation's economy and a reduction in corporate profits. On the fixed-income front, bond yields fell and prices rose in January, but fears of rising inflation later in the quarter reversed much of the advance. Additionally, there were two 0.25% hikes in short-term interest rates by the Federal Reserve (Fed) during the first three months of 2005. Turning to the second quarter, U.S. stocks traded indecisively, as moderately positive news on the economy and corporate earnings was tempered by high crude oil prices and rising short-term interest rates. In the bond market, Treasuries outperformed other fixed-income asset classes, while investment-grade bonds outpaced high-yield securities in the corporate sector.

The third quarter was dominated by a strong rally in oil prices, compounded by the impact of Hurricanes Katrina and Rita. The Fed raised the federal funds rate twice during the quarter, its main concern being the increasing risk of inflation due to escalating energy costs. The economic environment continued nearly unchanged in the fourth quarter, as oil prices and interest rates continued to dominate the headlines – and the Fed raised interest rates twice more, bringing the total to eight 0.25% increases in 2005. After reaching $70 per barrel at the end of August, light crude oil prices retreated during the fourth quarter and finished the year at $61.

What factors contributed to the Fund's performance during the period?
   Despite increased corporate profits, low inflation, low interest rates and solid economic growth, investors continued to view the markets with a high degree of skepticism in the first quarter. Like the broader equity markets, the Fund's portfolio exhibited the same disconnect between stock performance and company performance. The standout businesses for the period were primarily in the consumer discretionary sector. Detracting from performance, on the other hand, was the financial services sector, with revenue and earnings growth of 8% and –5%, respectively. This decline in earnings growth was primarily the result of one of the portfolio companies making significant investments in future growth.

Turning to the second quarter, all sectors in the Fund's portfolio had positive returns. On a weighted basis, the health care sector contributed the most to absolute performance. The smallest contribution to absolute performance came from the information technology sector. More importantly, and consistent with our fundamental, company-based approach to investing, most of the portfolio's holdings returned solid business results for the period.

The portfolio's outperformance of the Index during the third quarter was primarily due to the portfolio's security selection. From a sector perspective, three out of the four sectors represented in the portfolio had positive returns for the period. On a weighted basis, the health care sector contributed the most to absolute performance. The only detractor from absolute performance was the consumer sector.

Finally, three out of the four sectors represented in the portfolio had positive returns for the fourth quarter. On a weighted basis, the consumer sector provided the greatest lift to absolute performance. Conversely, the information technology sector disappointed and hindered performance.

MassMutual Select Aggressive Growth Fund – Portfolio Manager Report (Continued)

What is your outlook?
   Going forward, we continue to expect the companies in the portfolio to capitalize on the sustainable, long-term advantages they have created and continue to generate above-average growth. As we have experienced time and again, it is high-quality, leading companies in growing business spaces that are best positioned to deliver consistent and growing earnings. As a result, we are content to own these types of businesses enterprises, regardless of short-term stock performance, as long as the companies meet our criteria.

MassMutual Select Aggressive Growth Fund Industry Table (% of Net Assets) on 12/31/05

Pharmaceuticals	22.7%
Commercial Services	17.0%
Medical Supplies	14.1%
Information Retrieval Services	13.0%
Retail	9.3%
Food Retailers	6.6%
Communications	3.9%
Computers & Information	3.8%
Financial Services	3.6%
Prepackaged Software	2.6%
Banking, Savings & Loans	2.5%
Short-Term Investments and Other Assets and Liabilities	0.9%
100.0%

MassMutual Select Aggressive Growth Fund Largest Stock Holdings (12/31/05)

Google, Inc. Cl. A
Genentech, Inc.
eBay, Inc.
Starbucks Corp.
Teva Pharmaceutical Sponsored ADR (Israel)
Apollo Group, Inc. Cl. A
Lowe's Companies, Inc.
Yahoo!, Inc.
Genzyme Corp.
Qualcomm, Inc.

MassMutual Select Aggressive Growth Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Aggressive Growth Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L and the S&P 500 Index.

MassMutual Select Aggressive Growth Fund

Total Return	One Year 1/1/05 - 12/31/05	Five Year Average Annual 1/1/01 - 12/31/05	Since Inception Average Annual 5/1/00 - 12/31/05
Class S	10.28%	–3.07%	–6.89%
Class A	9.85%	–3.55%	–7.35%
Class A (sales load deducted)*	3.53%	–4.68%	–8.32%
Class Y	10.17%	–3.18%	–6.99%
Class L	9.88%	–3.33%	–7.12%
S&P 500 Index	4.91%	0.54%	–1.06%

Hypothetical Investments in MassMutual Select Aggressive Growth Fund Class N, Class N (CDSC fees deducted) and the S&P 500 Index.

MassMutual Select Aggressive Growth Fund

Total Return	One Year 1/1/05 - 12/31/05	Since Inception Average Annual 12/31/02 - 12/31/05
Class N	9.26%	19.09%
Class N (CDSC fees deducted)*	8.26%	19.09%
S&P 500 Index	4.91%	14.40%

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Index is unmanaged and does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the fund distributions or the redemption of the fund shares.

MassMutual Select OTC 100 Fund – Portfolio Manager Report

What is the investment objective of the MassMutual Select OTC 100 Fund?
   This Fund seeks to approximate, as closely as practicable (before fees and expenses), the total return of the 100 largest publicly traded over-the-counter common stocks. The Fund pursues this objective by investing at least 80% of its assets in the equity securities of companies included in the NASDAQ 100 Index®, which is generally recognized as representative of the over-the-counter market.

How did the Fund perform during the 12 months ended December 31, 2005?
   The Fund's Class S shares returned 1.20%, underperforming the 1.49% return of the NASDAQ 100 Index. The NASDAQ 100 Index represents 100 of the largest non-financial U.S. and non-U.S. companies listed on the National Tier of the NASDAQ stock market. It is a modified capitalization-weighted index that is designed to limit domination by a few large stocks while generally retaining the ranking of companies by capitalization.

What was the investment backdrop during the period?
   The first quarter saw the broader U.S. stock averages struggle unsuccessfully to remain above the break-even mark in the midst of widespread expectations for slower growth by the nation's economy and a reduction in corporate profits. On the fixed-income front, bond yields fell and prices rose in January, but fears of rising inflation later in the quarter reversed much of the advance. Additionally, there were two 0.25% hikes in short-term interest rates by the Federal Reserve (Fed) during the first three months of 2005. Turning to the second quarter, U.S. stocks traded indecisively, as moderately positive news on the economy and corporate earnings was tempered by high crude oil prices, rising short-term interest rates and concerns about slowing economic growth.

Broad-based U.S. stock indexes advanced in the third quarter, as favorable second quarter earnings boosted the market in July. In the bond space, longer-maturity yields rose in July on better-than-expected economic performance, then backed off as rising crude oil prices once again raised fears of a slowing economy. Stocks made upward progress in the fourth quarter, propelling many broad-based stock indexes into positive territory for full-year 2005. In the bond market, the yield curve – a measure of the disparity of yields of bonds of comparable credit quality across a range of maturities from three months to 30 years and used as an economic indicator – continued to flatten, due to the Fed's persistent upward pressure on short-term yields and the relatively flat movement of longer yields.

What factors contributed to the Fund's performance?
   During the first quarter, all of the NASDAQ 100 Index's sectors posted negative returns. The information technology sector returned –6.60% for the period; consumer discretionary dropped 14.75%. Against the backdrop of high oil prices and two interest hikes by the Fed, the vast majority of U.S. equity indexes posted negative returns during the period. In the second quarter, the telecommunications services sector advanced with a gain of 11.42%. The information technology sector recovered somewhat from the first quarter, with its loss of only 0.09% at the mid-year point. Consumer discretionary also did better in the second quarter, with a return of –0.14%.

The NASDAQ 100 Index (the Index) finished the third quarter with a strong 7.33% advance. The greatest strength during the period came from the health care sector, which gained 16.62%. For the first time in 2005, the information technology sector, which accounts for over half of the Index, was in positive territory, with its 7.86% return. Similarly, consumer discretionary advanced for the first time during the year, with a 0.95% gain. During the final quarter of 2005, the Index advanced 2.84% – finishing the year with a 1.89% gain. A strong performance was seen in the consumer staples sector, which returned 15.19% for the fourth quarter. The large information technology sector advanced 2.21% for the period. Consumer discretionary, the second-largest sector in the Index, was also up for the quarter, with its 0.52% gain.

MassMutual Select OTC 100 Fund – Portfolio Manager Report (Continued)

What is your outlook?
   As we proceed into 2006, positive factors on the horizon include an economy that continues to grow more than expected, rebounding consumer confidence, muted inflation and interest rates that are still low by historical standards. Currently strong corporate balance sheets, forecasts for double-digit earnings growth in 2006 and moderate valuations also provide evidence of a positive outlook for the year. Conversely, cautionary factors include the possibility that consumer spending will weaken as home refinancing opportunities dry up and a market that has slowed its advance somewhat. In such an environment, investors are well served by focusing on proper asset allocation and an investment strategy that concentrates on the long term.

MassMutual Select OTC 100 Fund Industry Table (% of Net Assets) on 12/31/05

Prepackaged Software	15.7%
Electrical Equipment & Electronics	13.1%
Pharmaceuticals	12.2%
Computers & Information	12.1%
Communications	10.0%
Information Retrieval Services	6.1%
Commercial Services	6.0%
Retail	5.3%
Food Retailers	2.3%
Broadcasting, Publishing & Printing	2.2%
Computer Integrated Systems Design	1.5%
Medical Supplies	1.5%
Manufacturing	1.4%
Transportation	1.2%
Computer Programming Services	1.1%
Healthcare	1.1%
Computer Related Services	1.0%
Telephone Utilities	1.0%
Automotive & Parts	0.9%
Advertising	0.7%
Data Processing & Preparation	0.7%
Retail – Grocery	0.7%
Apparel, Textiles & Shoes	0.6%
Travel	0.6%
Energy	0.4%
Lodging	0.4%
Communications Equipment	0.3%
Internet Content	0.3%
Short-Term Investments and Other Assets and Liabilities	(0.4)%
100.0%

MassMutual Select OTC 100 Fund Largest Stock Holdings (12/31/05)

Microsoft Corp.
Qualcomm, Inc.
Apple Computer, Inc.
Intel Corp.
Google, Inc. Cl. A
Amgen, Inc.
eBay, Inc.
Cisco Systems, Inc.
Starbucks Corp.
Yahoo!, Inc.

MassMutual Select OTC 100 Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select OTC 100 Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L and the NASDAQ 100 Index.

MassMutual Select OTC 100 Fund

Total Return	One Year 1/1/05 - 12/31/05	Five Year Average Annual 1/1/01 - 12/31/05	Since Inception Average Annual 5/1/00 - 12/31/05
Class S	1.20%	–7.01%	–14.04%
Class A	0.73%	–7.50%	–14.46%
Class A (sales load deducted)*	–5.06%	–8.59%	–15.35%
Class Y	0.96%	–7.15%	–14.15%
Class L	0.97%	–7.25%	–14.25%
NASDAQ 100 Index	1.49%	–6.82%	–13.63%

Hypothetical Investments in MassMutual Select OTC 100 Fund Class N, Class N (CDSC fees deducted) and the NASDAQ 100 Index.

MassMutual Select OTC 100 Fund

Total Return	One Year 1/1/05 - 12/31/05	Since Inception Average Annual 12/31/02 - 12/31/05
Class N	0.49%	17.19%
Class N (CDSC fees deducted)*	–0.51%	17.19%
NASDAQ 100 Index	1.49%	18.43%

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors note that the Fund is a professionally managed mutual fund, while the NASDAQ 100 Index is unmanaged and does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the fund distributions or the redemption of the fund shares.

MassMutual Select Focused Value Fund – Portfolio Manager Report

What is the investment objective of the MassMutual Select Focused Value Fund?
   This Fund seeks growth of capital over the long term by investing primarily in a non-diversified portfolio of U.S. equity securities. As a non-diversified fund, the Fund is not limited in the percentage of its assets that it may invest in any one company. (This means that the Fund may hold larger positions in a smaller number of stocks than a diversified fund. As a result, an increase or decrease in value of a single stock could have a greater impact on the Fund's net asset value and its total return.)

How did the Fund perform during the 12 months ended December 31, 2005?
   The Fund's Class S shares returned 3.45%, trailing both the 8.11% return of the Russell 2500® Index, a widely recognized, unmanaged index representative of common stocks of mid-capitalized U.S. companies, and the 12.64% return of the Russell MidCap® Value Index, an unmanaged index that measures the performance of those companies in the Russell MidCap® Index with lower price-to-book ratios and lower forecasted growth values.

What was the investment background during the period?
   The first quarter saw the broader U.S. stock averages struggle unsuccessfully to remain above the break-even mark in the midst of widespread expectations for slower growth by the nation's economy and a reduction in corporate profits. On the fixed-income front, bond yields fell and prices rose in January, but fears of rising inflation later in the quarter reversed much of the advance. Additionally, there were two 0.25% hikes in short-term interest rates by the Federal Reserve (Fed) during the first three months of 2005. Turning to the second quarter, U.S. stocks traded indecisively, as moderately positive news on the economy and corporate earnings was tempered by high crude oil prices and rising short-term interest rates. In the bond market, Treasuries outperformed other fixed-income asset classes, while investment-grade bonds outpaced high-yield securities in the corporate sector.

The third quarter was dominated by a strong rally in oil prices, compounded by the impact of Hurricanes Katrina and Rita. The Fed raised the federal funds rate twice during the quarter, its main concern being the increasing risk of inflation due to escalating energy costs. The economic environment continued nearly unchanged in the fourth quarter, as oil prices and interest rates continued to dominate the headlines – and the Fed raised interest rates twice more, bringing the total to eight 0.25% increases in 2005. After reaching $70 per barrel at the end of August, light crude oil prices retreated during the fourth quarter and finished the year at $61.

What factors contributed to the Fund's performance?
   During the first quarter, our stock selection in health care was outstanding, with all three of our best-performing stocks – Medco, Haemonetics and Universal Health – coming from that sector. On a stock-specific basis, Cablevision Systems Corporation, Yum! Brands, and Tiffany & Company had the most significant positive impact on performance during the period. Underperformers came from a variety of sectors, including technology, finance and industrials. With respect to individual holdings, Time Warner, Costco Wholesale Corporation and Carnival provided the greatest hindrance to performance during the period. In the second quarter, performance leadership was weighted toward our technology stocks, such as ADC Telecom and Parametric. Our laggards, on the other hand, tended to be companies with some exposure to the economic cycle, such as Hubbell and Mettler-Toledo. With respect to individual holdings, Hospira Inc., Cablevision Systems Corporation and National Semiconductor Corporation were performance drivers during the period. Conversely, McDonald's Corporation, Gap Inc., and Time Warner Inc. provided the greatest hindrance to performance during the second quarter.

Turning to the third quarter, McDonald's, Hewlett-Packard, and Tiffany were the greatest contributors to the portfolio's performance. On the downside, Yum! Brands, Gap, and Cablevision Systems worked against the Fund during the period. As 2005 came to a close, our stock selection in the finance, consumer non-durables, and services sectors played an important role in the Fund's performance. Specifically, Moneygram, Seagate, Mettler-Toledo, and Big Lots led the way during the fourth quarter. Laggards, on the other hand, included Entegris, Parametric, and Zale. Overall, the portfolio benefited

MassMutual Select Focused Value Fund – Portfolio Manager Report (Continued)

most by its lack of exposure to both energy and utility stocks, which underperformed during the period; our holdings in the consumer staples sector also contributed. Conversely, the Fund's progress was hindered by our consumer discretionary holdings, particularly our media names.

What is your outlook?
   Conflicting signals abound as we enter 2006. Positive factors include an economy that continues to grow more than expected, rebounding consumer confidence, muted inflation, interest rates that are still low by historical standards – along with currently strong corporate balance sheets, forecasts for double-digit earnings growth in 2006 and moderate valuations. Conversely, cautionary factors include the possibility that consumer spending will decrease as home refinancing opportunities dry up and a market that has slowed somewhat in its advance. In such an environment, proper asset allocation and an investment plan that concentrates on the long term are important areas of focus for investors.

MassMutual Select Focused Value Fund Industry Table (% of Net Assets) on12/31/05

Banking, Savings & Loans	11.9%
Broadcasting, Publishing & Printing	10.8%
Restaurants	9.6%
Retail	8.9%
Medical Supplies	6.6%
Electrical Equipment & Electronics	6.5%
Transportation	5.5%
Beverages	4.7%
Industrial – Diversified	4.6%
Computers & Office Equipment	4.4%
Financial Services	3.7%
Apparel, Textiles & Shoes	3.1%
Commercial Services	2.3%
Machinery & Components	2.0%
Insurance	1.7%
Chemicals	1.3%
Advertising	1.0%
Automotive & Parts	0.9%
Computer Integrated Systems Design	0.9%
Foods	0.9%
Data Processing & Preparation	0.6%
Healthcare	0.6%
Home Construction, Furnishings & Appliances	0.6%
Computers & Information	0.5%
Pharmaceuticals	0.5%
Toys, Games	0.4%
Short-Term Investments and Other Assets and Liabilities	5.5%
100.0%

MassMutual Select Focused Value Fund Largest Stock Holdings (12/31/05)

McDonald's Corp.
Baxter International, Inc.
Hewlett-Packard Co.
The Pepsi Bottling Group, Inc.
JP Morgan Chase & Co.
Time Warner, Inc.
Yum! Brands, Inc.
Tyco International Ltd.
Sovereign Bancorp, Inc.
Tiffany & Co.

MassMutual Select Focused Value Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Focused Value Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L and the Russell 2500 Index.

MassMutual Select Focused Value Fund

Total Return	One Year 1/1/05 - 12/31/05	Five Year Average Annual 1/1/01 - 12/31/05	Since Inception Average Annual 5/1/00 - 12/31/05
Class S	3.45%	14.96%	14.20%
Class A	2.98%	14.39%	13.64%
Class A (sales load deducted)*	–2.94%	13.05%	12.46%
Class Y	3.44%	14.86%	14.09%
Class L	3.26%	14.70%	13.92%
Russell 2500 Index	8.11%	9.14%	8.04%

Hypothetical Investments in MassMutual Select Focused Value Fund Class N, Class N (CDSC fees deducted) and the Russell 2500 Index.

MassMutual Select Focused Value Fund

Total Return	One Year 1/1/05 - 12/31/05	Since Inception Average Annual 12/31/02 - 12/31/05
Class N	2.61%	18.55%
Class N (CDSC fees deducted)*	1.68%	18.55%
Russell 2500 Index	8.11%	23.17%

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 2500 Index is unmanaged and does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the fund distributions or the redemption of the fund shares.

MassMutual Select Small Company Value Fund – Portfolio Manager Report

What is the investment objective of the MassMutual Select Small Company Value Fund?
   The Fund seeks to achieve long-term growth of capital by investing primarily in a diversified portfolio of equity securities of smaller companies.

How did the Fund perform during the 12 months ended December 31, 2005?
   The Fund's Class S shares returned 5.01%, outperforming the 4.55% return of the Russell 2000® Index, a widely recognized, unmanaged index representative of common stocks of smaller capitalized U.S. companies.

What was the investment background during the period?
   The major U.S. stock indexes declined in the first quarter of 2005 as the specter of rising inflation – sparked by a 30% increase in the price of oil during the quarter – and higher interest rates threatened to dampen the economy and corporate profit growth. Small-cap stocks trailed their mid- and large-cap counterparts, while value stocks outpaced growth in the small-cap universe. In a turnaround in the second quarter, small-cap stocks led the market's advance, as moderating, but solid, economic growth and tame inflation boosted investor confidence. Brisk merger activity and generally favorable corporate earnings news also provided support for stock prices. Small- and mid-cap stocks posted the best results for the period, while value stocks continued to outperform growth among small-cap stocks. In addition, Gross Domestic Product (GDP) was revised upwards to +3.8%, signaling a healthy overall economy.

Despite several unsettling developments – including two hurricanes, declining consumer sentiment, lingering hostilities in Iraq, sharply higher energy prices, and increasing interest rates – the equity markets posted broad gains in the third quarter of 2005. Small-cap stocks edged out their large counterparts for the period. Finally, the fourth quarter was marked by modest U.S. equity returns. Most benchmarks posted low single-digit gains as stocks see-sawed first down, then up. Investors began the quarter focused on an extended hurricane season, with concerns about higher fuel prices and potentially weakening consumer spending. The market gradually firmed as the quarter progressed, as gas prices receded and consumer activity remained respectable during the all-important holiday season.

What factors contributed to the Fund's performance?
   In the first quarter, the portfolio's overweight position in energy stocks provided a lift to relative performance, as did stock selection in the sector. Stock picks in the information technology sector, particularly among software and Internet services stocks, also aided results relative to the benchmark. On the downside, stock selection in the materials sector hampered performance, as many of the portfolio's chemicals and paper products stocks were hurt by higher energy costs. Stock selection in the industrial sector also detracted from relative results. Turning to the second quarter, the Fund's overweight position relative to the Russell 2000 in health care stocks, which were among the quarter's best performers, proved beneficial, as did stock selection in the sector. On the downside, an underweight position in financial stocks, especially in the top-performing real estate industry, weighed on relative results. The energy sector continued to perform well, but our stock selection within the sector hampered relative results. Stock selection in industrials also detracted from performance.

Energy stocks topped the performance charts in the third quarter; our holdings in that sector gained 34%, contributing significantly to the portfolio's success. Additional boosts come from good stock selection in the energy, financials and utilities sectors. In energy, our emphasis on refiners helped to boost performance as tight supply/demand conditions led to accelerating industry profitability. In financials, a relative underweight to banks and thrifts was rewarded as a flattening yield curve threatened the profitability of spread lenders. Utilities performance was led by Reliant Energy, as investors focused on long-term profit potential amid an improving outlook for power markets. Particularly strong performers during the third quarter included Cabot Oil & Gas, which rose 46% on

MassMutual Select Small Company Value Fund – Portfolio Manager Report (Continued)

higher energy prices, increased production, and insulation from hurricane damage. In the health care group, contact lens and medical device/supply manufacturer Cooper Cos. led gainers with its 25% advance, due to above-consensus second quarter earnings, increased guidance and anticipation of a new "hydra-gel" lens. Finally, in the fourth quarter, portfolio performance was held back by weak stock selection in the health care and materials sectors. The consumer staples and consumer discretionary sectors posted slight negative returns for the quarter, as investors turned skeptical on the consumer spending outlook.

What is your outlook?
   As we anticipated, performance leadership shifted from small-cap stocks to large caps in 2005. As the economy slows to a more moderate growth rate in 2006, we expect large-cap stocks to again lead the market in the coming year. If this trend continues, it may create more investment opportunities in the small-cap segment of the market, which would be a welcome change, given the current shortage of attractively valued small-cap stocks.

MassMutual Select Small Company Value Fund – Portfolio Manager Report (Continued)

MassMutual Select Small Company Value Fund Industry Table (% of Net Assets) on 12/31/05

Commercial Services	9.5%
Financial Services	9.3%
Energy	9.0%
Insurance	7.6%
Banking, Savings & Loans	6.3%
Electrical Equipment & Electronics	6.1%
Transportation	4.7%
Electric Utilities	3.5%
Machinery & Components	3.0%
Metals & Mining	2.9%
Chemicals	2.6%
Healthcare	2.6%
Retail	2.6%
Prepackaged Software	2.5%
Apparel, Textiles & Shoes	1.8%
Restaurants	1.6%
Building Materials & Construction	1.5%
Medical Supplies	1.5%
Computer Related Services	1.4%
Broadcasting, Publishing & Printing	1.3%
Forest Products & Paper	1.2%
Heavy Machinery	1.2%
Entertainment & Leisure	1.0%
Home Construction, Furnishings & Appliances	1.0%
Pharmaceuticals	1.0%
Communications	0.9%
Industrial – Diversified	0.9%
Foods	0.8%
Manufacturing	0.8%
Real Estate	0.7%
Computer Integrated Systems Design	0.6%
Automotive & Parts	0.5%
Containers	0.5%
Lodging	0.5%
Telephone Utilities	0.5%
Air Transportation	0.4%
Data Processing & Preparation	0.4%
Household Products	0.4%
Food Retailers	0.3%
Heavy Construction	0.3%
Tobacco	0.3%
Aerospace & Defense	0.2%
Oil & Gas	0.2%
Toys, Games	0.2%
Mutual Funds	1.1%
Short-Term Investments and Other Assets and Liabilities	2.8%
100.0%

MassMutual Select Small Company Value Fund Largest Stock Holdings (12/31/05)

Landstar System, Inc.
ProAssurance Corp.
JLG Industries, Inc.
FelCor Lodging Trust, Inc.
East West Bancorp, Inc.
Dollar Thrifty Automotive Group, Inc.
Kilroy Realty Corp.
Texas Regional Bancshares, Inc.
First Republic Bank
SVB Financial Group

MassMutual Select Small Company Value Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Small Company Value Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L and the Russell 2000 Index.

MassMutual Select Small Company Value Fund

Total Return	One Year 1/1/05 - 12/31/05	Since Inception Average Annual 12/31/01 - 12/31/05
Class S	5.01%	11.85%
Class A	4.56%	11.35%
Class A (sales load deducted)*	–1.45%	9.72%
Class Y	4.96%	11.78%
Class L	4.76%	11.60%
Russell 2000 Index	4.55%	9.42%

Hypothetical Investments in MassMutual Select Small Company Value Fund Class N, Class N (CDSC fees deducted) and the Russell 2000 Index.

MassMutual Select Small Company Value Fund

Total Return	One Year 1/1/05 - 12/31/05	Since Inception Average Annual 12/31/02 - 12/31/05
Class N	4.25%	20.82%
Class N (CDSC fees deducted)*	3.25%	20.82%
Russell 2000 Index	4.55%	22.20%

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 2000 Index is unmanaged and does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the fund distributions or the redemption of the fund shares.

MassMutual Select Mid Cap Growth Equity Fund  – Portfolio Manager Report

What is the investment objective of the MassMutual Select Mid Cap Growth Equity Fund?
   This Fund seeks long-term capital growth by investing primarily, under normal conditions, in stocks of companies with market capitalizations, at the time of purchase, that fall within the range of companies in either the S&P MidCap 400® Index or the Russell MidCap® Growth Index.

How did the Fund perform during the 12 months ended December 31, 2005?
   The Fund's Class S shares returned 12.82%, outpacing the 8.11% return of the Russell 2500® Index, a widely recognized, unmanaged index representative of common stocks of mid-capitalized U.S. companies.

What was the investment background during the period?
   During a very difficult first quarter, in which nearly every major equity index produced negative returns, many investors withdrew from the markets. Their concerns ranged from the outlook for inflation, the possibility of a more aggressive Federal Reserve (Fed), decelerating corporate profits and spiraling oil prices. As a result, the overall stock market finished the first quarter down, despite the fact that there were pockets of strength, predominantly in commodity stocks and those stocks with superior fundamentals. At the start of the second quarter, investor psychology was once again strained, as fears of stagflation and the pending impacts of rising oil and gasoline prices kept investors cautious. In addition, economic statistics failed to indicate a clear direction and only served to further cloud the horizon for investors. Yet, despite these concerns, the quarter was positive for mid-cap stocks.

Broad-based U.S. stock indexes advanced in the third quarter, as favorable second quarter earnings boosted the market in July. In the bond space, longer-maturity yields rose in July on better-than-expected economic performance, then backed off as rising crude oil prices once again raised fears of a slowing economy. Stocks made upward progress in the fourth quarter, propelling many broad-based stock indexes into positive territory for full-year 2005. In the bond market, the yield curve – a measure of the disparity of yields of bonds of comparable credit quality across a range of maturities from three months to 30 years and used as an economic indicator – continued to flatten, due to the Fed's persistent upward pressure on short-term yields and the relatively flat movement of longer yields.

What factors contributed to the Fund's performance – and how did you respond?
   During the first quarter, stock selection in the energy, health care and consumer discretionary sectors contributed the most to the portfolio's momentum. Overall, stock selection was the main driver of positive relative outperformance, with sector allocation also making a significant contribution. Conversely, the technology and industrial services sectors did not perform as expected. Turning to the second quarter, stock selection in the finance, consumer discretionary and utilities sectors contributed the most to the Fund's results, although our allocation weighting among sectors resulted in negative relative performance. We did not significantly reduce the portfolio's exposure to any specific sector, but we did add to the health care and energy sectors.

The Fund's sources of positive performance during the third quarter came from stock selection in the energy, finance and materials sectors. The retail trade sector, however, offered disappointing performance, with stocks such as BEBE Stores, Michael's Stores and Abercrombie & Fitch Co. proving to be the most challenged with respect to generating gains. During the fourth quarter, three sectors that aided overall portfolio performance were the technology, health care and consumer discretionary sectors. Conversely, sectors that did not meet performance expectations included energy, utilities and transportation. As 2005 came to a close, the three sectors where the portfolio was most overweight relative to the Russell 2500 Index were technology, health care and materials. The most underweight sectors were consumer discretionary, finance and transportation. During the fourth quarter, we reduced the Fund's exposure to the energy sector and invested more heavily in the technology and health care sectors.

MassMutual Select Mid Cap Growth Equity Fund  – Portfolio Manager Report (Continued)

What is your outlook?
   We believe the bull market will continue, and that growth stocks have significant potential. The economic data indicates a favorable outlook for the market, including positive preliminary third quarter Gross Domestic Product (GDP) data. Real GDP was a robust 4.3%, much higher than the 3.8% advance reading. Had it not been for the devastation wreaked by the 2005 hurricane season, GDP would likely have been higher than 5%. The combination of a return to favor of the growth investment style, along with highly attractive stock fundamentals, could lead to yet another year of impressive gains for the Fund in 2006.

MassMutual Select Mid Cap Growth Equity Fund Industry Table (% of Net Assets) on 12/31/05

Electrical Equipment & Electronics	10.4%
Healthcare	10.2%
Prepackaged Software	8.5%
Energy	7.7%
Metals & Mining	6.7%
Medical Supplies	6.1%
Financial Services	5.5%
Lodging	5.1%
Pharmaceuticals	4.6%
Computers & Information	3.5%
Telephone Utilities	3.2%
Computer Integrated Systems Design	2.9%
Communications	2.6%
Apparel, Textiles & Shoes	2.3%
Machinery & Components	2.3%
Restaurants	2.2%
Foods	2.1%
Building Materials & Construction	1.9%
Retail – Grocery	1.6%
Commercial Services	1.5%
Industrial – Diversified	1.4%
Real Estate	1.2%
Retail	1.1%
Broadcasting, Publishing & Printing	0.9%
Aerospace & Defense	0.8%
Short-Term Investments and Other Assets and Liabilities	3.7%
100.0%

MassMutual Select Mid Cap Growth Equity Fund Largest Stock Holdings (12/31/05)

Salesforce.com, Inc.
Joy Global, Inc.
Darden Restaurants, Inc.
Intuitive Surgical, Inc.
Celgene Corp.
Marvell Technology Group Ltd.
Panera Bread Co. Cl. A
The Chicago Mercantile Exchange
NII Holdings, Inc. Cl. B
The Nasdaq Stock Market, Inc.

MassMutual Select Mid Cap Growth Equity Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Mid Cap Growth Equity Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L and the Russell 2500 Index.

MassMutual Select Mid Cap Growth Equity Fund

Total Return	One Year 1/1/05 - 12/31/05	Five Year Average Annual 1/1/01 - 12/31/05	Since Inception Average Annual 5/3/99 - 12/31/05
Class S	12.82%	–2.91%	1.67%
Class A	12.47%	–3.36%	1.22%
Class A (sales load deducted)*	6.00%	–4.49%	0.32%
Class Y	12.86%	–2.99%	1.61%
Class L	12.74%	–3.12%	1.47%
Russell 2500 Index	8.11%	9.14%	10.38%

Hypothetical Investments in MassMutual Select Mid Cap Growth Equity Fund Class N, Class N (CDSC fees deducted) and the Russell 2500 Index.

MassMutual Select Mid Cap Growth Equity Fund

Total Return	One Year 1/1/05 - 12/31/05	Since Inception Average Annual 12/31/02 - 12/31/05
Class N	12.00%	18.32%
Class N (CDSC fees deducted)*	11.00%	18.32%
Russell 2500 Index	8.11%	23.17%

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 2500 Index is unmanaged and does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the fund distributions or the redemption of the fund shares.

MassMutual Select Mid Cap Growth Equity II Fund – Portfolio Manager Report

What is the investment objective of the MassMutual Select Mid Cap Growth Equity II Fund?
   This Fund seeks growth of capital over the long term by investing, under normal conditions, primarily in a broadly diversified portfolio of common stocks of mid-cap companies whose earnings the Fund's sub-adviser expects to grow at a faster rate than the average company. Mid-cap companies are defined as those whose market capitalizations, at the time of purchase, fall within the range of companies in either the S&P MidCap 400® Index or the Russell MidCap® Growth Index.

How did the Fund perform during the 12 months ended December 31, 2005?
   The Fund's Class S shares returned 13.17%, ahead of the 12.55% return of the S&P MidCap 400 Index, a widely recognized, unmanaged index representative of common stocks of mid-capitalized U.S. companies.

What was the investment background during the period?
   The first quarter saw the broader U.S. stock averages struggle unsuccessfully to remain above the break-even mark in the midst of widespread expectations for slower growth by the nation's economy and a reduction in corporate profits. On the fixed-income front, bond yields fell and prices rose in January, but fears of rising inflation later in the quarter reversed much of the advance. Additionally, there were two 0.25% hikes in short-term interest rates by the Federal Reserve (Fed) during the first three months of 2005. Turning to the second quarter, U.S. stocks traded indecisively, as moderately positive news on the economy and corporate earnings was tempered by high crude oil prices, rising short-term interest rates and concerns about slowing economic growth. During this time frame, small-and mid-cap stocks outpaced large caps; value stocks were better performers than growth stocks for the quarter.

U.S. stock prices rose in the third quarter. Shares were lifted in July by favorable second quarter corporate earnings news and evidence of solid economic growth. However, major indexes closed below their highest levels of the period due to surging oil prices, steadily rising short-term interest rates, and lingering uncertainty about the overall impact of Hurricanes Katrina and Rita. Domestic stocks registered modest gains in the fourth quarter, buoyed by falling energy prices, economic and corporate earnings growth, merger activity, and hopes that the Fed would soon stop raising short-term interest rates. As measured by various Russell Indexes, growth stocks outperformed value stocks, and mid caps outpaced small and large caps.

What factors contributed to the Fund's performance?
   The upward march in oil prices sent energy stocks higher in the first quarter of 2005, and the Fund's allocation to that group of stocks benefited relative performance. Telecommunications services stocks were solid performers, and the Fund's positioning in wireless services providers yielded favorable relative results. Conversely, stock selection in the health care sector was the main source of relative weakness, as negative product news weighed on several biotechnology and pharmaceutical positions. In the consumer discretionary sector, our retail holdings detracted from relative performance. In addition, our information technology stocks lost ground, but good stock selection in semiconductors, communications equipment and electronic equipment names helped to fuel relative performance. In the second quarter, technology stocks lagged the market overall, but our communications equipment, Internet and IT services holdings were the key drivers of the portfolio's relative strength in the sector. Biotechnology aided relative performance in health care. Wireless services provided relative strength in the telecommunications sector, as continued subscriber growth and industry consolidation benefited our holdings.

During the third quarter, portfolio holdings in the consumer discretionary and health care sectors had the largest positive impact on relative performance. In consumer discretionary, the portfolio benefited from strong stock selection and an underweight position relative to the S&P 400, as the sector lagged amid consumers' growing concerns about high energy prices. Stock selection was the key to outperformance in health care, where biotechnology names did especially well. Positions in the energy sector were the biggest detractors due to stock selection and an underweight in what was the best-performing group in the benchmark. In information technology, an overweight position helped relative

MassMutual Select Mid Cap Growth Equity II Fund – Portfolio Manager Report (Continued)

results; however, this was more than offset by unfavorable stock selection. In the final three months of 2005, stock selection in the consumer discretionary, health care and energy sectors fueled the Fund's relative performance. An underweight position in the energy space also benefited the Fund, as this turned out to be the second-worst-performing sector in the Index amid falling oil and natural gas prices. The only significant area of relative weakness in the portfolio during the fourth quarter was stock selection in the industrials and business services sectors.

What is your outlook?
   The U.S. economy continues to grow, despite the two Gulf hurricanes and subsequent energy price shocks. Fundamentals of our portfolio companies are very strong, and we continue to believe that the environment for growth-oriented equities remains favorable.

MassMutual Select Mid Cap Growth Equity II Fund Industry Table (% of Net Assets) on 12/31/05

Electrical Equipment & Electronics	10.3%
Pharmaceuticals	7.9%
Commercial Services	7.5%
Energy	5.5%
Retail	5.2%
Financial Services	5.1%
Healthcare	5.0%
Prepackaged Software	4.1%
Medical Supplies	4.0%
Communications	3.4%
Machinery & Components	3.4%
Advertising	3.1%
Lodging	3.0%
Insurance	2.5%
Computers & Information	2.3%
Aerospace & Defense	2.2%
Telephone Utilities	2.0%
Computer Integrated Systems Design	1.8%
Banking, Savings & Loans	1.7%
Broadcasting, Publishing & Printing	1.7%
Transportation	1.4%
Air Transportation	1.3%
Entertainment & Leisure	1.3%
Information Retrieval Services	1.4%
Computer Related Services	1.2%
Computer Programming Services	1.1%
Home Construction, Furnishings & Appliances	1.1%
Automotive & Parts	1.0%
Industrial – Diversified	1.0%
Chemicals	0.9%
Manufacturing	0.9%
Restaurants	0.8%
Apparel, Textiles & Shoes	0.6%
Metals & Mining	0.6%
Foods	0.4%
Building Materials & Construction	0.3%
Data Processing & Preparation	0.3%
Retail – Grocery	0.3%
Beverages	0.2%
Agribusiness	0.1%
Containers	0.1%
Cosmetics & Personal Care	0.1%
Education	0.1%
Toys, Games	0.0%
Mutual Fund	0.7%
Short-Term Investments and Other Assets and Liabilities	1.1%
100.0%

MassMutual Select Mid Cap Growth Equity II Fund Largest Stock Holdings (12/31/05)

BJ Services Co.
MedImmune, Inc.
Fairmont Hotels & Resorts, Inc.
Murphy Oil Corp.
Ameritrade Holding Corp.
XTO Energy, Inc.
Rogers Communications, Inc. Cl. B
Smith International, Inc.
Crown Castle International Corp.
Rockwell Collins, Inc.

MassMutual Select Mid Cap Growth Equity II Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Mid Cap Growth Equity II Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L and the S&P Mid Cap 400 Index.

MassMutual Select Mid Cap Growth Equity II Fund

Total Return	One Year 1/1/05 - 12/31/05	Five Year Average Annual 1/1/01 - 12/31/05	Since Inception Average Annual 6/1/00 - 12/31/05
Class S	13.17%	7.63%	7.76%
Class A	12.63%	7.10%	7.23%
Class A (sales load deducted)*	6.15%	5.84%	6.10%
Class Y	13.06%	7.55%	7.68%
Class L	12.94%	7.37%	7.50%
S&P Mid Cap 400 Index	12.55%	8.60%	9.42%

Hypothetical Investments in MassMutual Select Mid Cap Growth Equity II Fund Class N, Class N (CDSC fees deducted) and the S&P Mid Cap 400 Index.

MassMutual Select Mid Cap Growth Equity II Fund

Total Return	One Year 1/1/05 - 12/31/05	Since Inception Average Annual 12/31/02 - 12/31/05
Class N	12.28%	21.90%
Class N (CDSC fees deducted)*	11.28%	21.90%
S&P Mid Cap 400 Index	12.55%	21.32%

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P Mid Cap 400 Index is unmanaged and does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the fund distributions or the redemption of the fund shares.

MassMutual Select Small Cap Growth Equity Fund – Portfolio Manager Report

What is the investment objective of the MassMutual Select Small Cap Growth Equity Fund?
   This Fund seeks long-term capital appreciation by investing primarily in common stocks and equity securities of smaller companies the managers believe offer potential for long-term growth.

How did the Fund perform during the 12 months ended December 31, 2005?
   The Fund's Class S shares returned 11.23%, outperforming the 4.55% return of the Russell 2000® Index, a widely recognized, unmanaged index representative of common stocks of smaller capitalized U.S. companies.

What was the investment background during the period?
   After registering positive returns in 2004, equity markets generally retreated in the first quarter of 2005 on concerns of rising interest rates, high oil prices and slowing earnings growth. In the second quarter, the market remained surprisingly resilient in the face of continued short-term interest rate increases, high energy prices and a slowing economy.

Entering the second half of the year, the U.S. small-cap equity market remained strong. Despite rising interest rates, two major hurricanes and high energy prices, investors embraced solid corporate earnings and continued economic growth in the third quarter. In the final three months of the year, domestic equity markets showed signs of strength, as market participants were encouraged by retreating energy prices, waning inflationary pressures, and signs that the Federal Reserve (Fed) was nearing an end to its rate hikes.

What factors contributed to the Fund's performance – and how have you positioned the Fund as a result?
   In the first quarter, the technology sector of the Russell 2000 Index (the Index) closed down almost 12%. Conversely, the energy sector was the top performer with its 14.6% gain, as oil-related stocks maintained their advantage on the tailwind of rising oil prices. We were underweight in these two volatile and cyclical groups, due to our ongoing focus on those sectors that, in our belief, yield stable profitability. During the first quarter, the Fund's favorable stock selection in the health care sector fueled performance, while our picks in the consumer discretionary sector detracted from results. In the second quarter, positive contributions came from the financials sector. Conversely, unfavorable stock selection in the consumer discretionary and information technology sectors hampered the Fund's returns.

In the third quarter, the portfolio was helped in part by strong stock selection in financials and energy – and favorable picks within the information technology sector. These results were offset by unfavorable stock selection in the materials and information technology sectors – along with less-than-favorable choices in both the consumer discretionary and industrials sectors.

As 2005 came to a close, the Fund's overweight position in the consumer discretionary sector, and stronger-than-Index stock selection within that sector, contributed to performance. Solid stock picks in the financials, information technology, and industrials sectors also provided some lift in the fourth quarter. These results contrasted with weakness in several holdings within the consumer staples and health care sectors – and by unfavorable stock selection in the utilities sector. The Fund closed out the year in a similar fashion as the third quarter, with an overweight position in the health care sector and an underweight position in the financials space.

MassMutual Select Small Cap Growth Equity Fund – Portfolio Manager Report (Continued)

What is your outlook?
   Although we expect the Fed to remain vigilant with respect to interest rates in the first half of 2006, we are optimistic about the economy's prospects for the year. We expect most sectors of the economy could progress without hesitation. In addition, although consumer spending remains fragile in the face of a slowing housing market, we still see strength in industrial demand and general business investment. We do, however, remain concerned that elevated interest rates and energy prices could still provide a tipping point for small cap's three-year-old recovery. For that reason, the attributes of quality continue to be our primary focus.

MassMutual Select Small Cap Growth Equity Fund – Portfolio Manager Report (Continued)

MassMutual Select Small Cap Growth Equity Fund Industry Table (% of Net Assets) on 12/31/05

Prepackaged Software	9.0%
Commercial Services	8.0%
Healthcare	6.8%
Energy	5.0%
Financial Services	3.7%
Pharmaceuticals	3.7%
Electrical Equipment & Electronics	3.4%
Banking, Savings & Loans	3.3%
Transportation	3.3%
Computer Related Services	3.2%
Medical Supplies	2.7%
Insurance	2.5%
Computers & Information	2.4%
Retail	2.4%
Data Processing & Preparation	2.3%
Advertising	2.2%
Lodging	2.0%
Air Transportation	1.9%
Foods	1.9%
Automotive & Parts	1.6%
Computer Integrated Systems Design	1.5%
Communications	1.3%
Machinery & Components	1.3%
Chemicals	1.2%
Computer Programming Services	1.2%
Telephone Utilities	1.2%
Apparel, Textiles & Shoes	1.1%
Broadcasting, Publishing & Printing	1.1%
Entertainment & Leisure	1.1%
Home Construction, Furnishings & Appliances	1.1%
Metals & Mining	1.0%
Heavy Machinery	0.9%
Information Retrieval Services	0.9%
Building Materials & Construction	0.8%
Restaurants	0.6%
Computer Maintenance & Repair	0.5%
Household Products	0.5%
Internet Software	0.5%
Cosmetics & Personal Care	0.4%
Electric Utilities	0.4%
Manufacturing	0.3%
Real Estate	0.2%
Aerospace & Defense	0.1%
Computer & Other Data Processing Service	0.0%
Mutual Fund	2.3%
Short-Term Investments and Other Assets and Liabilities	7.2%
100.0%

MassMutual Select Small Cap Growth Equity Fund Largest Stock Holdings (12/31/05)

iShares Russell 2000 Growth Index Fund
Checkfree Corp.
The Corporate Executive Board Co.
ITT Educational Services, Inc.
Factset Research Systems, Inc.
Getty Images, Inc.
American Healthways, Inc.
Newfield Exploration Co.
J.B. Hunt Transport Services, Inc.
MicroStrategy, Inc. Cl. A

MassMutual Select Small Cap Growth Equity Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Small Cap Growth Equity Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L and the Russell 2000 Index.

MassMutual Select Small Cap Growth Equity Fund

Total Return	One Year 1/1/05 - 12/31/05	Five Year Average Annual 1/1/01 - 12/31/05	Since Inception Average Annual 5/3/99 - 12/31/05
Class S	11.23%	3.85%	8.14%
Class A	10.55%	3.29%	7.56%
Class A (sales load deducted)*	4.19%	2.08%	6.61%
Class Y	11.02%	3.72%	7.99%
Class L	10.83%	3.56%	7.83%
Russell 2000 Index	4.55%	8.22%	8.23%

Hypothetical Investments in MassMutual Select Small Cap Growth Equity Fund Class N, Class N (CDSC fees deducted) and the Russell 2000 Index.

MassMutual Select Small Cap Growth Equity Fund

Total Return	One Year 1/1/05 - 12/31/05	Since Inception Average Annual 12/31/02 - 12/31/05
Class N	10.31%	21.35%
Class N (CDSC fees deducted)*	9.31%	21.35%
Russell 2000 Index	4.55%	22.20%

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 2000 Index is unmanaged and does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the fund distributions or the redemption of the fund shares.

MassMutual Select Small Company Growth Fund – Portfolio Manager Report

What is the investment objective of the MassMutual Select Small Company Growth Fund?
   The Fund seeks long-term capital appreciation by investing primarily in common stocks and equity securities of smaller companies the Fund's sub-advisers believe offer potential for long-term growth.

How did the Fund perform during the 12 months ended December 31, 2005?
   The Fund's Class S shares returned –0.67%, trailing the 4.55% return of the Russell 2000® Index, a widely recognized, unmanaged index representative of common stocks of smaller capitalized U.S. companies.

What was the investment background during the period?
   The first quarter saw the broader U.S. stock averages struggle unsuccessfully to remain above the break-even mark, as oil prices took center stage again with the price per barrel surpassing $55. For investors, this renewed fears that inflation would disrupt the growing economy and the Federal Reserve (Fed) would take more aggressive monetary action. Not surprisingly, oil-related stocks were up significantly and outperformed all other industry groups during the quarter, while the rest of the stock market was down on average. The stock market rebounded in the second quarter, as the strength of the U.S. economy impressed investors enough to put aside fears that rising oil prices and higher interest rates would bring an end to the current economic expansion. The unemployment rate dropped to 5%, its lowest level since September 2001, and consumer confidence reached a three-year high.

The U.S. equity markets provided positive investment results in the third quarter, supported by steady economic growth, strong job numbers, and resilient consumer spending. The economy and stock market faced several significant challenges during the quarter, stemming from the damage inflicted by Hurricanes Katrina and Rita. Energy and raw materials prices were already on the rise when fears of hurricane-related supply shortages drove them up further. This left little doubt that the Fed would again raise the federal funds target rate, which they did for the 11th straight time on September 20. Despite these factors, the stock market performed very well overall for the period, led by growth stocks in general and energy-related stocks in particular. Turning to the fourth quarter, the stock market posted moderately positive investment results, with mid-cap stocks leading the way for the second year in a row. Value stocks outperformed growth during the first half of the year, but persistent strength in the business economy and attractive valuations helped growth stocks close the year with two consecutive quarters of outperformance versus value.

What factors contributed to the Fund's performance?
   In the first quarter, top-performing sectors included materials/processing, and energy. In the energy sector, the Fund held a slightly overweight position and outperformed the benchmark, as strong oil and natural gas demand pushed commodity prices upward. On the downside, the Fund's overweight position relative to the Russell 2000 in financial services detracted, as investors reacted to two more interest rate hikes and the strong likelihood of increases throughout the year. Technology was another laggard during the period. In the second quarter, the portfolio's top-performing sectors were consumer discretionary and producer durables. Conversely, the materials and processing sector underperformed, due in large part to poor returns from several holdings. The Fund also underperformed relative to the benchmark in health care, although we did have positive absolute returns in the sector.

In the third quarter, our top-performing sectors were technology and energy. Technology was our best-performing sector on both an absolute and relative basis. The energy sector continued to benefit from high demand for oil and natural gas. Conversely, Fund performance was hampered by our holdings in the consumer discretionary and producer durables sectors. Turning to the fourth quarter, our holdings in the health care, technology, consumer discretionary and financial services sectors contributed most to performance; conversely, investments we made in the producer durables and energy sectors

MassMutual Select Small Company Growth Fund – Portfolio Manager Report (Continued)

detracted the most from the Fund's results. Our worst-performing sector on both an absolute and relative basis was technology, where we suffered from poor stock selection in the communications technology and computer technology spaces.

What is your outlook?
   Despite real concerns about higher oil prices, hurricane disasters and higher short-term interest rates, the U.S. economy sustained steady growth throughout the year and, when reported, is expected to post its eleventh consecutive quarter of annualized Gross Domestic Product (GDP) growth over 3% in the fourth quarter. This would be the longest such run in over 20 years and indicates that the U.S. economy is in good shape for steady growth over the next 12 to 18 months. We see job growth as one of the few factors supporting higher consumer spending in 2006. Additionally, the Fed recently indicated that it may be nearing the end of its tightening cycle. Finally, energy prices are high, but we believe they will at least stabilize in the near term. We believe that these positive factors provide a fairly good economic backdrop that could continue through the first part of 2006.

MassMutual Select Small Company Growth Fund – Portfolio Manager Report (Continued)

MassMutual Select Small Company Growth Fund Industry Table (% of Net Assets) on 12/31/05

Electrical Equipment & Electronics	13.7%
Pharmaceuticals	9.3%
Commercial Services	8.2%
Medical Supplies	6.8%
Retail	6.4%
Energy	4.9%
Communications	4.8%
Prepackaged Software	4.1%
Computers & Information	4.0%
Metals & Mining	2.9%
Healthcare	2.8%
Banking, Savings & Loans	2.7%
Data Processing & Preparation	2.5%
Insurance	2.4%
Apparel, Textiles & Shoes	2.2%
Entertainment & Leisure	2.2%
Restaurants	2.2%
Computer Integrated Systems Design	2.1%
Financial Services	2.1%
Chemicals	2.0%
Machinery & Components	1.8%
Home Construction, Furnishings & Appliances	1.7%
Advertising	1.4%
Computer Related Services	1.3%
Heavy Machinery	1.2%
Agribusiness	0.8%
Broadcasting, Publishing & Printing	0.7%
Computer & Data Processing Services	0.5%
Information Retrieval Services	0.5%
Lodging	0.5%
Aerospace & Defense	0.2%
Building Materials & Construction	0.2%
Telephone Utilities	0.0%
Short-Term Investments and Other Assets and Liabilities	0.9%
100.0%

MassMutual Select Small Company Growth Fund Largest Stock Holdings (12/31/05)

Cephalon, Inc.
Aleris International, Inc.
Polycom, Inc.
Centene Corp.
Altera Corp.
Maxtor Corp.
Unit Corp.
Genesco, Inc.
Factset Research Systems, Inc.
Red Robin Gourmet Burgers, Inc.

MassMutual Select Small Company Growth Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Small Company Growth Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L and the Russell 2000 Index.

MassMutual Select Small Company Growth Fund

Total Return	One Year 1/1/05 - 12/31/05	Since Inception Average Annual 12/31/01 - 12/31/05
Class S	–0.67%	3.49%
Class A	–1.09%	2.99%
Class A (sales load deducted)*	–6.77%	1.48%
Class Y	–0.68%	3.42%
Class L	–0.88%	3.27%
Russell 2000 Index	4.55%	9.42%

Hypothetical Investments in MassMutual Select Small Company Growth Fund Class N, Class N (CDSC fees deducted) and the Russell 2000 Index.

MassMutual Select Small Company Growth Fund

Total Return	One Year 1/1/05 - 12/31/05	Since Inception Average Annual 12/31/02 - 12/31/05
Class N	–1.41%	17.13%
Class N (CDSC fees deducted)*	–2.37%	17.13%
Russell 2000 Index	4.55%	22.20%

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 2000 Index is unmanaged and does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the fund distributions or the redemption of the fund shares.

MassMutual Select Emerging Growth Fund – Portfolio Manager Report

What is the investment objective of the MassMutual Select Emerging Growth Fund?
   This Fund seeks capital appreciation by investing primarily in smaller, rapidly growing emerging companies – generally in industry segments experiencing rapid growth, and often including technology and technology-related concerns.

How did the Fund perform during the 12 months ended December 31, 2005?
   The Fund's Class S shares returned 1.00%, trailing the 4.55% return of the Russell 2000® Index, a widely recognized, unmanaged index representative of common stocks of smaller capitalized U.S. companies.

What was the investment backdrop during the period?
   The first quarter saw the broader U.S. stock averages struggle unsuccessfully to remain above the break-even mark in the midst of widespread expectations for slower growth by the nation's economy and a reduction in corporate profits. On the fixed-income front, bond yields fell and prices rose in January, but fears of rising inflation later in the quarter reversed much of the advance. Additionally, there were two 0.25% hikes in short-term interest rates by the Federal Reserve (Fed) during the first three months of 2005.

Turning to the second quarter, U.S. stocks traded indecisively, as moderately positive news on the economy and corporate earnings was tempered by high crude oil prices, rising short-term interest rates and concerns about slowing economic growth. In the bond market, Treasuries outperformed other fixed-income asset classes, while investment-grade bonds outpaced high-yield securities in the corporate sector.

Broad-based U.S. stock indexes advanced in the third quarter, as favorable second quarter earnings boosted the market in July. In the bond space, longer-maturity yields rose in July on better-than-expected economic performance, then backed off as rising crude oil prices once again raised fears of a slowing economy.

Stocks made upward progress in the fourth quarter, propelling many broad-based stock indexes into positive territory for full-year 2005. In the bond market, the yield curve – a measure of the disparity of yields of bonds of comparable credit quality across a range of maturities from three months to 30 years and used as an economic indicator – continued to flatten, due to persistent upward pressure on short-term yields by the Fed's credit-tightening and the relatively flat movement of longer-term yields.

What factors contributed to the Fund's performance – and how have you positioned the Fund as a result?
   In the first quarter, the Fund's underperformance primarily came from sector corrections in biotechnology, Internet and technology. Conversely, our better-performing stocks came from broader sectors of the economy – such as retail, energy, medical devices, consumer, software and health care services. In the second quarter, favorable stock selection drove the Fund's performance, especially in the software space. Health care proved to be another productive area for the portfolio as we approached the mid-year mark, with biotechnology holdings providing some of the best returns. Although our retail positions turned in decent performance, the portfolio encountered performance weakness in some Internet holdings.

In the third quarter, energy price spikes and rising shorter-term interest rates caused the market to depress consumer-related stocks. We maintained an overweight position in technology and Internet stocks, on the belief that corporations have significantly under-invested in information technology. Conversely, we maintained an underweight position in financials, producer durables and basic materials – three non-emerging sectors that fueled benchmark performance in the past three years – but whose sustainability we began to question. Finally, in the fourth quarter, our Internet-related positions produced strong returns, as did one of our primary e-commerce positions.

MassMutual Select Emerging Growth Fund – Portfolio Manager Report (Continued)

Detracting from results, however, were certain segments of health care, which dragged down our relative results, as a number of biotechnology and drug development positions fell sharply.

What is your outlook?
   The consumer has driven the market for the past four years due to a rebounding economy and low interest rates. We believe that we are entering the later stages of an economic recovery, which tends to favor industries related to productivity spending and growth initiatives.

MassMutual Select Emerging Growth Fund Industry Table (% of Net Assets) on 12/31/05

Commercial Services	12.9%
Electrical Equipment & Electronics	8.9%
Medical Supplies	8.8%
Prepackaged Software	6.9%
Healthcare	6.1%
Financial Services	5.4%
Computers & Information	4.7%
Retail	4.1%
Pharmaceuticals	3.7%
Telephone Utilities	3.4%
Banking, Savings & Loans	3.1%
Communications	3.0%
Restaurants	2.9%
Advertising	2.6%
Transportation	2.1%
Machinery & Components	2.0%
Energy	1.9%
Heavy Machinery	1.9%
Insurance	1.9%
Information Retrieval Services	1.7%
Computer Integrated Systems Design	1.6%
Apparel, Textiles & Shoes	1.4%
Computer Related Services	1.3%
Building Materials & Construction	1.2%
Data Processing & Preparation	1.1%
Internet Software	1.0%
Air Transportation	0.6%
Beverages	0.6%
Foods	0.6%
Home Construction, Furnishings & Appliances	0.5%
Lodging	0.5%
Computer Programming Services	0.4%
Computer & Other Data Processing Service	0.2%
Electric Utilities	0.0%
Short-Term Investments and Other Assets and Liabilities	1.0%
100.0%

MassMutual Select Emerging Growth Fund Largest Stock Holdings (12/31/05)

M-Systems Flash Disk Pioneers Ltd.
California Pizza Kitchen, Inc.
j2 Global Communications, Inc.
Bright Horizons Family Solutions, Inc.
Zumiez, Inc.
MicroStrategy, Inc. Cl. A
Affiliated Managers Group, Inc.
AMN Healthcare Services, Inc.
Grant Prideco, Inc.
Euronet Worldwide, Inc.

MassMutual Select Emerging Growth Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Emerging Growth Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L and the Russell 2000 Index.

MassMutual Select Emerging Growth Fund

Total Return	One Year 1/1/05 - 12/31/05	Five Year Average Annual 1/1/01 - 12/31/05	Since Inception Average Annual 5/1/00 - 12/31/05
Class S	1.00%	–3.64%	–8.37%
Class A	0.34%	–4.22%	–8.88%
Class A (sales load deducted)*	–5.43%	–5.35%	–9.83%
Class Y	0.83%	–3.80%	–8.51%
Class L	0.84%	–3.96%	–8.64%
Russell 2000 Index	4.55%	8.22%	6.52%

Hypothetical Investments in MassMutual Select Emerging Growth Fund Class N, Class N (CDSC fees deducted) and the Russell 2000 Index.

MassMutual Select Emerging Growth Fund

Total Return	One Year 1/1/05 - 12/31/05	Since Inception Average Annual 12/31/02 - 12/31/05
Class N	0.17%	18.52%
Class N (CDSC fees deducted)*	–0.83%	18.52%
Russell 2000 Index	4.55%	22.20%

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 2000 Index is unmanaged and does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the fund distributions or the redemption of the fund shares.

MassMutual Select Overseas Fund – Portfolio Manager Report

What is the investment objective of the MassMutual Select Overseas Fund?
   The Fund seeks growth of capital over the long term by investing in both foreign and domestic equity securities, with an emphasis on foreign securities – including those in Europe, Latin America and Asia.

How did the Fund perform during the 12 months ended December 31, 2005?
   The Fund's Class S shares returned 11.73%, trailing the 13.54% return of the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI® EAFE®) Index, a widely recognized, unmanaged index representative of foreign securities in the major non-U.S. markets of Europe, Australia and the Far East.

What was the investment background during the period?
   On the world economic stage, equity markets were stifled during the first quarter, as high prices for commodities, especially oil, raised fears that inflation could accelerate and lead to higher interest rates, slower economic growth and lower corporate profits. Crude oil futures rose every month during the quarter, settling at $55.40 a barrel on March 31, up 28% for the year-to-date period. Turning to the second quarter, many of the world's equity markets were restrained, as they struggled to overcome concerns that rising commodity prices – particularly oil's spike above $60 a barrel – posed a threat to global economic growth and corporate profits.

Worldwide, stock indexes advanced in the third quarter, although July's rally in the U.S. was cut short in August when the price of crude oil rose to spike briefly above $70 per barrel as Hurricane Katrina savaged the Gulf Coast region. A relief rally of sorts materialized after Katrina did her damage. Foreign stocks mainly outperformed their U.S. counterparts in the third quarter, with the MSCI EAFE Index returning 10.38%. In the fourth quarter, on a global basis, stocks made upward progress, boosting many broad-based stock indexes into positive territory for 2005 overall. For the fourth quarter, the MSCI EAFE Index delivered a 4.08% return, outperforming the 1.41% advance of the Dow Jones Industrial AverageSM and the S&P 500® Index's gain of 2.09%.

What factors contributed to the Fund's performance?
   During the first quarter, the energy sector contributed the most to the Fund's return, as gains were led by the portfolio's oil and gas companies. Conversely, health care was the greatest detractor from relative performance. On a country basis, France, Canada and Australia made the largest contribution to the portfolio; stock selection in Germany and the Netherlands was also positive. Conversely, Japan, the UK, Switzerland and France were detractors. In the second quarter, the Fund's overweight position in health care companies and industrials contributed most to the portfolio's return. Currency also played a role during the quarter, as the upward movement of the dollar versus other currencies hampered the portfolio's return. From a country perspective, investments in Japan, France and Switzerland provided the greatest benefit on a relative basis. Offsetting these favorable returns was stock selection in the UK, France, the Netherlands, Finland and Hong Kong.

In the third quarter of 2005, the Fund's overweight position relative to the MSCI EAFE in South Korean companies provided the most lift to the Fund. The greatest detractors, on the other hand, were an underweight position in Japanese stocks, which, additionally, underperformed along with German stocks. Finally, in the fourth quarter, stock selection and our underweight position in the strong-performing financial services sector held back relative performance. Conversely, a combination of strong stock selection and, to a lesser extent, our underweighting of the poor-performing utilities and communications sectors, contributed the most to the portfolio's relative results in the fourth quarter. From a country perspective, the greatest contributors to performance were stock selection in Italy and The Netherlands. Conversely, the greatest hindrance to the Fund's progress came from our underweight allocation to Japan, coupled with the underperformance of the portfolio's positions in Japan and the UK.

MassMutual Select Overseas Fund – Portfolio Manager Report (Continued)

What is your outlook?
   At the end of 2004, the pundits were predicting further dollar declines and weakness in the foreign markets. Instead, the dollar rallied strongly in 2005, taking the foreign markets higher with it. Typically, a weak home currency bolsters local share prices, as many mid-sized and large foreign companies have U.S. dollar revenue and/or they compete against U.S. companies. As a result, European stocks, in local terms, were up substantially. However, the rising dollar had a negative impact on the currency component of total return, ranging from 10% to 20%, depending on the currency. Bottom line, the predictions for 2005 about the dollar and its effect on foreign markets turned out to be unfounded. Consequently, we look forward to the future because we continue to believe there is still good value in the global equity markets.

MassMutual Select Overseas Fund Country Weightings (% of Net Assets) on 12/31/05

United Kingdom	21.0%
Japan	14.4%
France	13.7%
Switzerland	13.3%
Germany	5.7%
South Korea	5.4%
Netherlands	3.4%
Italy	2.9%
Australia	1.6%
Spain	1.6%
Ireland	1.5%
Sweden	1.4%
Singapore	1.3%
Hong Kong	1.1%
Holland * Jas	1.0%
Canada	0.9%
Mexico	0.9%
Taiwan	0.8%
Cayman Islands	0.8%
Austria	0.7%
United States	0.7%
Hungary	0.5%
Bermuda	0.5%
West Germany * Not Used Jas	0.4%
Thailand	0.3%
Indonesia	0.2%
Brazil	0.2%
Poland	0.2%
Israel	0.1%
Short-Term Investments and Other Assets and Liabilities	3.5%
100.0%

MassMutual Select Overseas Fund Largest Stock Holdings (12/31/05)

Nestle SA
GlaxoSmithKline PLC
Diageo PLC
Reckitt Benckiser PLC
Bayerische Motoren Werke AG
UniCredito Italiano SpA
Samsung Electronics Co., Ltd.
Roche Holding AG
Sanofi-Aventis
Schneider Electric SA

MassMutual Select Overseas Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Overseas Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L and the MSCI EAFE Index.

MassMutual Select Overseas Fund

Total Return	One Year 1/1/05 - 12/31/05	Since Inception Average Annual 5/1/01 - 12/31/05
Class S	11.73%	5.36%
Class A	11.17%	4.90%
Class A (sales load deducted)*	4.77%	3.58%
Class Y	11.69%	5.30%
Class L	11.44%	5.15%
MSCI EAFE	13.54%	6.71%

Hypothetical Investments in MassMutual Select Overseas Fund Class N, Class N (CDSC fees deducted) and the MSCI EAFE Index.

MassMutual Select Overseas Fund

Total Return	One Year 1/1/05 - 12/31/05	Since Inception Average Annual 12/31/02 - 12/31/05
Class N	10.86%	19.42%
Class N (CDSC fees deducted)*	9.86%	19.42%
MSCI EAFE	13.54%	23.97%

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the MSCI EAFE is unmanaged and does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the fund distributions or the redemption of the fund shares.

MassMutual Select Destination Retirement Series Fund – Portfolio Manager Report

What are the investment objectives of the Funds that comprise the MassMutual Select Destination Retirement Series?  •  Destination Retirement Income Fund: This Fund seeks to achieve high current income and, as a secondary objective, capital appreciation, by investing in a combination of MassMutual equity, fixed-income and money market funds using an asset allocation strategy designed for investors already in retirement.

  •  Destination Retirement 2010 / 2020 / 2030 / 2040 Funds: Each of these Funds seeks to achieve as high a total rate of return on an annual basis as is considered consistent with prudent investment risk and the preservation of capital by investing in a combination of MassMutual equity, fixed-income and money market funds using an asset allocation strategy designed for investors expecting to retire around the year 2010, 2020, 2030, or 2040, respectively.

How did the Funds perform during the 12 months ended December 31, 2005?  For the twelve months ended December 31, 2005, each Fund's return, along with the return of its custom benchmark and the Lipper Balanced Fund Index, an unmanaged index of stock and bond portfolios, was as follows:

Destination Retirement Income Fund	Custom Benchmark	Lipper Balanced Fund Index
3.29%	3.99%	5.19%
Destination Retirement 2010 Fund
4.15%	4.52%	5.19%
Destination Retirement 2020 Fund
5.65%	5.41%	5.19%
Destination Retirement 2030 Fund
6.98%	6.68%	5.19%
Destination Retirement 2040 Fund
8.00%	7.40%	5.19%

The Destination Retirement Income and 2010 Funds underperformed their respective custom benchmarks and the Lipper Balanced Fund Index for full-year 2005. The Destination Retirement 2020, 2030 and 2040 Funds all outperformed both their respective custom benchmarks and the Lipper Balanced Fund Index for the 12 months ended December 31, 2005.

  Destination Retirement Custom Benchmarks

  •  The Custom Destination Income Index comprises the MSCI® EAFE®, Dow Jones Wilshire 5000 (full cap), Lehman Brothers® Aggregate Bond and T-Bill Indexes. The weightings of each Index can vary, depending on the weightings of the underlying mutual funds that comprise the Destination Retirement Income Fund.

  •  The Custom Destination 2010 Index comprises the MSCI EAFE, Dow Jones Wilshire 5000 (full cap), Lehman Brothers Aggregate Bond and T-Bill Indexes. The weightings of each Index can vary, depending on the weightings of the underlying mutual funds that comprise the Destination Retirement 2010 Fund.

  •  The Custom Destination 2020 Index comprises the MSCI EAFE, Dow Jones Wilshire 5000 (full cap) and Lehman Brothers Aggregate Bond Indexes. The weightings of each Index can vary, depending on the weightings of the underlying mutual funds that comprise the Destination Retirement 2020 Fund.

  •  The Custom Destination 2030 Index comprises the MSCI EAFE, Dow Jones Wilshire 5000 (full cap) and Lehman Brothers Aggregate Bond Indexes. The weightings of each Index can vary, depending on the weightings of the underlying mutual funds that comprise the Destination Retirement 2030 Fund.

MassMutual Select Destination Retirement Series Fund – Portfolio Manager Report (Continued)

  •  The Custom Destination 2040 Index comprises the MSCI EAFE and Dow Jones Wilshire 5000 (full cap) Indexes. The weightings of each Index can vary, depending on the weightings of the underlying mutual funds that comprise the Destination Retirement 2040 Fund.

What was the investment backdrop during the period?  The first quarter saw the broader U.S. stock averages struggle unsuccessfully to remain above the break-even mark in the midst of widespread expectations for slower growth by the nation's economy and a reduction in corporate profits. On the fixed-income front, bond yields fell and prices rose in January, but fears of rising inflation later in the quarter reversed much of the advance. Additionally, there were two 0.25% hikes in short-term interest rates by the Federal Reserve (Fed) during the first three months of 2005. Turning to the second quarter, U.S. stocks traded indecisively, as moderately positive news on the economy and corporate earnings was tempered by high crude oil prices, rising short-term interest rates and concerns about slowing economic growth.

Broad-based U.S. stock indexes advanced in the third quarter, as favorable second quarter earnings boosted the market in July. In the bond market, longer-maturity yields rose in July on better-than-expected economic performance, then backed off as rising crude oil prices once again signaled the possibility of a slowing economy. Stocks made upward progress in the fourth quarter, propelling many broad-based stock indexes into positive territory for full-year 2005. In the bond market, the yield curve – a measure of the disparity of yields of bonds of comparable credit quality across a range of maturities from three months to 30 years and used as an economic indicator – continued to flatten, due to the Fed's persistent upward pressure on short-term yields and the relatively flat movement of longer yields.

What factors contributed to the Funds' performance?  Each Select Destination Retirement Fund is made up of a number of underlying funds. In the first quarter, underlying equity fund performance was disappointing on an absolute basis, but not a relative one. In the fixed-income arena, investment-grade securities outperformed their below-investment-grade counterparts. The underlying bond funds performed in line with their respective indexes and peer groups, posting slightly negative absolute returns. In the second quarter, each Select Destination Retirement Fund gained at least 2% and performed in line with expectations, as those funds with higher stock exposure (Select Destination Retirement 2020, 2030 and 2040) underperformed those funds with greater bond exposure (Select Destination Retirement Income and 2010). During the period, the bond funds were the stronger performers.

The third quarter was characterized by strong gains in domestic and international stocks and weakness in the bond market. On a relative basis, however, the Premier Diversified Bond, Premier Core Bond and Premier Short-Duration Bond Funds all beat their respective benchmarks. Furthermore, the Select Fundamental Value, Select Aggressive Growth, Select Small Company Value and Premier International Funds all posted strong absolute and relative returns. Turning to the fourth quarter, the Select Large Cap Value, Select Aggressive Growth and Select Growth Equity Funds all posted strong absolute returns – and superior returns relative to their benchmarks.

What is your outlook?  We enter 2006 with both positive and negative factors on the horizon. The positives include an economy that continues to grow more than expected, rebounding consumer confidence, muted inflation and interest rates that are still low by historical standards. Currently, strong corporate balance sheets, forecasts for double-digit earnings growth in 2006 and moderate valuations also provide evidence of an optimistic outlook for the year. Conversely, cautionary factors include the possibility that consumer spending will weaken as home refinancing opportunities dry up and a market that has slowed its advance somewhat in the third year of this bull market. In an environment with such conflicting signals, investors are well served by focusing on proper asset allocation and an investment strategy that concentrates on long-term results.

MassMutual Select Destination Retirement Series Fund – Portfolio Manager Report (Continued)

MassMutual Select Destination

Retirement Income Fund

Asset Allocation

(% of Net Assets) on 12/31/05

Mutual Fund	100.0%
Short-Term Investments and Other Assets and Liabilities	(0.0)%
100.0%

MassMutual Select Destination

Retirement 2010 Fund

Asset Allocation

(% of Net Assets) on 12/31/05

Mutual Fund	100.1%
Short-Term Investments and Other Assets and Liabilities	(0.1)%
100.0%

MassMutual Select Destination

Retirement 2020 Fund

Asset Allocation

(% of Net Assets) on 12/31/05

Mutual Fund	100.0%
Short-Term Investments and Other Assets and Liabilities	(0.0)%
100.0%

MassMutual Select Destination

Retirement 2030 Fund

Asset Allocation

(% of Net Assets) on 12/31/05

Mutual Fund	100.0%
Short-Term Investments and Other Assets and Liabilities	(0.0)%
100.0%

MassMutual Select Destination

Retirement 2040 Fund

Asset Allocation

(% of Net Assets) on 12/31/05

Mutual Fund	100.0%
Short-Term Investments and Other Assets and Liabilities	(0.0)%
100.0%

MassMutual Select Destination Retirement Series Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Destination Retirement Income Fund Class S, Class A, Class A (sales load deducted), Class Y, the Custom Destination Income Index, the Lipper Balanced Fund Index, the Lehman Brothers Aggregate Bond Index and the S&P 500 Index.

MassMutual Select Destination Retirement Income Fund

Total Return	One Year 1/1/05 - 12/31/05	Since Inception Average Annual 12/31/03 - 12/31/05
Class S	3.29%	4.98%
Class A	2.85%	4.58%
Class A (sales load deducted)**	–3.06%	1.53%
Class Y	3.16%	4.96%
S&P 500 Index	4.91%	7.95%
Lipper Balanced Fund Index	5.19%	7.12%
Lehman Aggregate Bond Index	2.43%	3.42%
Custom Destination Income Index	3.99%	8.62%

Hypothetical Investments in MassMutual Select Destination Retirement Income Fund Class L, Class N, Class N (CDSC fees deducted), the Custom Destination Income Index, the Lipper Balanced Fund Index, the Lehman Brothers Aggregate Bond Index and the S&P 500 Index.

MassMutual Select Destination Retirement Income Fund

Total Return	One Year 1/1/05 - 12/31/05	Since Inception Average Annual 12/31/03 - 12/31/05
Class L	3.15%	4.86%
Class N	2.50%	4.24%
Class N (CDSC fees deducted)**	1.51%	4.24%
S&P 500 Index	4.91%	7.95%
Lipper Balanced Fund Index	5.19%	7.12%
Lehman Aggregate Bond Index	2.43%	3.42%
Custom Destination Income Index	3.99%	8.62%

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION*

* The custom benchmark $10,000 growth chart values commence on 1/1/04.

** Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Custom Destination Income Index, the Lipper Balanced Fund Index, the Lehman Brothers Aggregate Bond Index and the S&P 500 Index are unmanaged and do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the fund distributions or the redemption of the fund shares.

MassMutual Select Destination Retirement Series Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Destination Retirement 2010 Fund Class S, Class A, Class A (sales load deducted), Class Y, the Custom Destination 2010 Index, the Lipper Balanced Fund Index, the Lehman Brothers Aggregate Bond Index and the S&P 500 Index.

MassMutual Select Destination Retirement 2010 Fund

Total Return	One Year 1/1/05 - 12/31/05	Since Inception Average Annual 12/31/03 - 12/31/05
Class S	4.15%	5.95%
Class A	3.82%	5.57%
Class A (sales load deducted)**	–2.15%	2.49%
Class Y	4.22%	5.93%
S&P 500 Index	4.91%	7.95%
Lipper Balanced Fund Index	5.19%	7.12%
Lehman Aggregate Bond Index	2.43%	3.42%
Custom Destination 2010 Index	4.52%	9.46%

Hypothetical Investments in MassMutual Select Destination Retirement 2010 Fund Class L, Class N, Class N (CDSC fees deducted), the Custom Destination 2010 Index, the Lipper Balanced Fund Index, the Lehman Brothers Aggregate Bond Index and the S&P 500 Index.

MassMutual Select Destination Retirement 2010 Fund

Total Return	One Year 1/1/05 - 12/31/05	Since Inception Average Annual 12/31/03 - 12/31/05
Class L	4.03%	5.83%
Class N	3.51%	5.23%
Class N (CDSC fees deducted)**	2.51%	5.23%
S&P 500 Index	4.91%	7.95%
Lipper Balanced Fund Index	5.19%	7.12%
Lehman Aggregate Bond Index	2.43%	3.42%
Custom Destination 2010 Index	4.52%	9.46%

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION*

* The custom benchmark $10,000 growth chart values commence on 1/1/04.

** Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Custom Destination 2010 Index, the Lipper Balanced Fund Index, the Lehman Brothers Aggregate Bond Index and the S&P 500 Index are unmanaged and do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the fund distributions or the redemption of the fund shares.

MassMutual Select Destination Retirement Series Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Destination Retirement 2020 Fund Class S, Class A, Class A (sales load deducted), Class Y, the Custom Destination 2020 Index, the Lipper Balanced Fund Index, the Lehman Brothers Aggregate Bond Index and the S&P 500 Index.

MassMutual Select Destination Retirement 2020 Fund

Total Return	One Year 1/1/05 - 12/31/05	Since Inception Average Annual 12/31/03 - 12/31/05
Class S	5.65%	7.88%
Class A	5.23%	7.46%
Class A (sales load deducted)**	–0.82%	4.33%
Class Y	5.63%	7.82%
S&P 500 Index	4.91%	7.95%
Lipper Balanced Fund Index	5.19%	7.12%
Lehman Aggregate Bond Index	2.43%	3.42%
Custom Destination 2020 Index	5.41%	11.06%

Hypothetical Investments in MassMutual Select Destination Retirement 2020 Fund Class L, Class N, Class N (CDSC fees deducted), the Custom Destination 2020 Index, the Lipper Balanced Fund Index, the Lehman Brothers Aggregate Bond Index and the S&P 500 Index.

MassMutual Select Destination Retirement 2020 Fund

Total Return	One Year 1/1/05 - 12/31/05	Since Inception Average Annual 12/31/03 - 12/31/05
Class L	5.50%	7.75%
Class N	4.99%	7.16%
Class N (CDSC fees deducted)**	3.99%	7.16%
S&P 500 Index	4.91%	7.95%
Lipper Balanced Fund Index	5.19%	7.12%
Lehman Aggregate Bond Index	2.43%	3.42%
Custom Destination 2020 Index	5.41%	11.06%

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION*

* The custom benchmark $10,000 growth chart values commence on 1/1/04.

** Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Custom Destination 2020 Index, the Lipper Balanced Fund Index, the Lehman Brothers Aggregate Bond Index and the S&P 500 Index are unmanaged and do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the fund distributions or the redemption of the fund shares.

MassMutual Select Destination Retirement Series Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Destination Retirement 2030 Fund Class S, Class A, Class A (sales load deducted), Class Y, the Custom Destination 2030 Index, the Lipper Balanced Fund Index, the Lehman Brothers Aggregate Bond Index and the S&P 500 Index.

MassMutual Select Destination Retirement 2030 Fund

Total Return	One Year 1/1/05 - 12/31/05	Since Inception Average Annual 12/31/03 - 12/31/05
Class S	6.98%	9.80%
Class A	6.56%	9.35%
Class A (sales load deducted)**	0.44%	6.17%
Class Y	6.97%	9.73%
S&P 500 Index	4.91%	7.95%
Lipper Balanced Fund Index	5.19%	7.12%
Lehman Aggregate Bond Index	2.43%	3.42%
Custom Destination 2030 Index	6.68%	13.03%

Hypothetical Investments in MassMutual Select Destination Retirement 2030 Fund Class L, Class N, Class N (CDSC fees deducted), the Custom Destination 2030 Index, the Lipper Balanced Fund Index, the Lehman Brothers Aggregate Bond Index and the S&P 500 Index.

MassMutual Select Destination Retirement 2030 Fund

Total Return	One Year 1/1/05 - 12/31/05	Since Inception Average Annual 12/31/03 - 12/31/05
Class L	6.92%	9.65%
Class N	6.20%	8.99%
Class N (CDSC fees deducted)**	5.20%	8.99%
S&P 500 Index	4.91%	7.95%
Lipper Balanced Fund Index	5.19%	7.12%
Lehman Aggregate Bond Index	2.43%	3.42%
Custom Destination 2030 Index	6.68%	13.03%

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION*

* The custom benchmark $10,000 growth chart values commence on 1/1/04.

** Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Custom Destination 2030 Index, the Lipper Balanced Fund Index, the Lehman Brothers Aggregate Bond Index and the S&P 500 Index are unmanaged and do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the fund distributions or the redemption of the fund shares.

MassMutual Select Destination Retirement Series Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Destination Retirement 2040 Fund Class S, Class A, Class A (sales load deducted), Class Y, the Custom Destination 2040 Index, the Lipper Balanced Fund Index, the Lehman Brothers Aggregate Bond Index and the S&P 500 Index.

MassMutual Select Destination Retirement 2040 Fund

Total Return	One Year 1/1/05 - 12/31/05	Since Inception Average Annual 12/31/03 - 12/31/05
Class S	8.00%	10.82%
Class A	7.47%	10.37%
Class A (sales load deducted)**	1.29%	7.16%
Class Y	7.88%	10.76%
S&P 500 Index	4.91%	7.95%
Lipper Balanced Fund Index	5.19%	7.12%
Lehman Aggregate Bond Index	2.43%	3.42%
Custom Destination 2040 Index	7.40%	14.16%

Hypothetical Investments in MassMutual Select Destination Retirement 2040 Fund Class L, Class N, Class N (CDSC fees deducted), the Custom Destination 2040 Index, the Lipper Balanced Fund Index, the Lehman Brothers Aggregate Bond Index and the S&P 500 Index.

MassMutual Select Destination Retirement 2040 Fund

Total Return	One Year 1/1/05 - 12/31/05	Since Inception Average Annual 12/31/03 - 12/31/05
Class L	7.75%	10.64%
Class N	7.11%	10.02%
Class N (CDSC fees deducted)**	6.11%	10.02%
S&P 500 Index	4.91%	7.95%
Lipper Balanced Fund Index	5.19%	7.12%
Lehman Aggregate Bond Index	2.43%	3.42%
Custom Destination 2040 Index	7.40%	14.16%

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION*

* The custom benchmark $10,000 growth chart values commence on 1/1/04.

** Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Custom Destination 2040 Index, the Lipper Balanced Fund Index, the Lehman Brothers Aggregate Bond Index and the S&P 500 Index are unmanaged and do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the fund distributions or the redemption of the fund shares.

MassMutual Select Strategic Bond Fund – Portfolio of Investments

December 31, 2005

	Number of Shares	Market Value
EQUITIES — 0.1%
PREFERRED STOCK — 0.1%
Automotive & Parts
General Motors Corp.	5,000	$70,500
General Motors Corp., Series B	6,100	90,890
TOTAL PREFERRED STOCK (Cost $179,580)		161,390
TOTAL EQUITIES (Cost $179,580)		161,390
	Principal Amount
BONDS & NOTES — 113.0%
CORPORATE DEBT — 17.2%
Automotive & Parts — 0.3%
Ford Motor Co. 6.625% 10/01/2028	$40,000	25,800
Ford Motor Co.(a) 7.450% 07/16/2031	120,000	81,600
General Motors Corp.(a) 8.250% 07/15/2023	80,000	51,400
General Motors Corp.(a) 8.375% 07/15/2033	280,000	184,800
General Motors Corp. EUR(b) 8.375% 07/05/2033	40,000	31,463
		375,063
Banking, Savings & Loans — 5.4%
Bank of America Corp.(c) 3.875% 01/15/2008	435,000	427,026
Bank of America Corp.(c) 4.500% 08/01/2010	130,000	127,750
Bank One Corp.(c) 2.625% 06/30/2008	205,000	194,253
Credit Suisse First Boston USA, Inc. 4.875% 08/15/2010	50,000	49,616
DaimlerChrysler North American Holding Corp. 4.050% 06/04/2008	300,000	292,048
DaimlerChrysler North American Holding Corp. 7.200% 09/01/2009	65,000	68,740
Ford Motor Credit Co. 4.950% 01/15/2008	110,000	98,559

	Principal Amount	Market Value
Ford Motor Credit Co. 6.625% 06/16/2008	$370,000	$335,611
Ford Motor Credit Co. 7.250% 10/25/2011	80,000	69,108
Ford Motor Credit Co. 7.375% 10/28/2009	1,115,000	988,878
Ford Motor Credit Co. 7.375% 02/01/2011	130,000	113,947
General Electric Capital Corp.(c) 4.250% 01/15/2008	620,000	612,791
General Motors Acceptance Corp.(a) 5.125% 05/09/2008	90,000	80,121
General Motors Acceptance Corp. 5.625% 05/15/2009	780,000	693,960
General Motors Acceptance Corp. 5.850% 01/14/2009	90,000	80,516
General Motors Acceptance Corp. 6.125% 02/01/2007	10,000	9,546
General Motors Acceptance Corp. 6.125% 08/28/2007	740,000	685,963
General Motors Acceptance Corp. 6.150% 04/05/2007	60,000	56,673
General Motors Acceptance Corp. 6.311% 11/30/2007	50,000	45,237
General Motors Acceptance Corp. 7.750% 01/19/2010	110,000	102,728
Household Finance Corp. 4.625% 01/15/2008	320,000	317,891
Household Finance Corp. Series MTN(c) 4.125% 11/16/2009	300,000	289,647
JP Morgan Chase & Co.(c) 5.125% 09/15/2014	730,000	722,635
Rabobank Capital Fund II(d) 5.260% 12/31/2049	10,000	9,907
Rabobank Capital Funding Trust(d) 5.254% 12/31/2049	95,000	93,150
Resona Preferred Global Securities(c) (d) 7.191% 12/31/2049	140,000	148,536

	Principal Amount	Market Value
Telecom Italia Capital SA 4.950% 09/30/2014	$100,000	$95,509
Telecom Italia Capital SA 5.250% 10/01/2015	50,000	48,564
Wachovia Corp.(c) 5.250% 08/01/2014	460,000	460,610
Wells Fargo & Co.(c) 4.200% 01/15/2010	575,000	559,780
		7,879,300
Beverages — 0.0%
Anheuser-Busch Cos., Inc. 4.950% 01/15/2014	70,000	69,907
Broadcasting, Publishing & Printing — 1.0%
Clear Channel Communications, Inc. 4.250% 05/15/2009	50,000	48,063
Clear Channel Communications, Inc. 4.625% 01/15/2008	10,000	9,863
Clear Channel Communications, Inc.(c) 5.500% 09/15/2014	575,000	550,211
Comcast Corp.(c) 6.500% 01/15/2015	635,000	671,092
Cox Communications, Inc. 3.875% 10/01/2008	75,000	72,277
News America, Inc. 6.200% 12/15/2034	100,000	99,330
		1,450,836
Commercial Services — 0.2%
Waste Management, Inc. 6.375% 11/15/2012	200,000	213,073
Waste Management, Inc. 6.500% 11/15/2008	90,000	93,327
		306,400
Communications — 0.1%
SBC Communications, Inc. 5.100% 09/15/2014	120,000	117,226
Computers & Office Equipment — 0.2%
Electronic Data Systems Corp. 7.125% 10/15/2009	290,000	308,153
Electric Utilities — 1.6%
AES Corp. 7.750% 03/01/2014	290,000	304,137
AES Corp.(a) 8.875% 02/15/2011	10,000	10,812

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Dominion Resources, Inc. 4.750% 12/15/2010	$30,000	$29,319
Dominion Resources, Inc. 5.700% 09/17/2012	270,000	274,540
Duke Energy Corp. 5.625% 11/30/2012	315,000	323,105
Duke Energy Corp. 6.250% 01/15/2012	50,000	52,697
Exelon Corp. 5.625% 06/15/2035	330,000	310,985
FirstEnergy Corp., Series B 6.450% 11/15/2011	180,000	190,799
FirstEnergy Corp., Series C 7.375% 11/15/2031	375,000	442,489
Oncor Electric Delivery Co. 6.375% 01/15/2015	45,000	47,752
Pacific Gas & Electric Co. 6.050% 03/01/2034	180,000	186,293
TXU Corp., Series R 6.550% 11/15/2034	215,000	203,153
		2,376,081
Energy — 2.5%
Amerada Hess Corp. 7.300% 08/15/2031	265,000	306,680
Anadarko Finance Co. 6.750% 05/01/2011	165,000	178,519
Anadarko Finance Co., Series B 7.500% 05/01/2031	100,000	122,561
ChevronTexaco Capital Co. 3.500% 09/17/2007	150,000	146,944
Conoco, Inc.(c) 6.950% 04/15/2029	560,000	675,866
Devon Energy Corp. 7.950% 04/15/2032	345,000	444,935
El Paso Corp.(a) 7.750% 01/15/2032	320,000	320,800
El Paso Corp. 7.800% 08/01/2031	62,000	61,845
Kerr - McGee Corp. 7.875% 09/15/2031	530,000	628,927
Williams Cos., Inc. 7.750% 06/15/2031	210,000	221,550
Williams Cos., Inc. Series A 7.500% 01/15/2031	235,000	243,225
XTO Energy, Inc. 6.250% 04/15/2013	245,000	259,657
XTO Energy, Inc. 7.500% 04/15/2012	40,000	44,743
		3,656,252

	Principal Amount	Market Value
Entertainment & Leisure — 0.4%
Liberty Media Corp. 7.875% 07/15/2009	$570,000	$600,614
Financial Services — 1.2%
Banque Paribas - New York 6.875% 03/01/2009	110,000	116,248
Citigroup, Inc.(c) 4.125% 02/22/2010	635,000	616,906
Goldman Sachs Group, Inc.(c) 4.500% 06/15/2010	250,000	244,314
Lehman Brothers Holdings, Inc.(c) 4.000% 01/22/2008	315,000	309,783
Morgan Stanley(c) 3.625% 04/01/2008	500,000	487,106
		1,774,357
Foods — 0.0%
Kraft Foods, Inc. 5.625% 11/01/2011	60,000	61,560
Forest Products & Paper — 0.5%
International Paper Co. 5.500% 01/15/2014	150,000	147,424
Weyerhaeuser Co. 6.750% 03/15/2012	520,000	551,922
		699,346
Healthcare — 0.5%
HCA, Inc. 5.750% 03/15/2014	140,000	135,758
HCA, Inc. 6.250% 02/15/2013	155,000	155,110
HCA, Inc.(a) 6.375% 01/15/2015	170,000	171,842
Tenet Healthcare Corp.(d) 9.250% 02/01/2015	274,000	271,945
Tenet Healthcare Corp. 9.875% 07/01/2014	30,000	30,375
		765,030
Industrial – Diversified — 0.5%
Tyco International Group SA 6.000% 11/15/2013	230,000	234,942
Tyco International Group SA 6.375% 10/15/2011	115,000	119,438
Tyco International Group SA 6.875% 01/15/2029	330,000	359,681

	Principal Amount	Market Value
Tyco International Group SA 7.000% 06/15/2028	$10,000	$11,001
		725,062
Insurance — 0.0%
ASIF Global Financing(d) 4.900% 01/17/2013	30,000	29,850
Media – Broadcasting & Publishing — 0.4%
AOL Time Warner, Inc.(c) 6.875% 05/01/2012	285,000	303,377
AOL Time Warner, Inc. 7.700% 05/01/2032	200,000	224,932
		528,309
Oil & Gas — 0.4%
Apache Finance Canada Corp. 4.375% 05/15/2015	385,000	369,390
El Paso Natural Gas Co. 8.375% 06/15/2032	239,000	269,935
		639,325
Photography Equipment/Supplies — 0.1%
Eastman Kodak Co. 3.625% 05/15/2008	60,000	55,138
Eastman Kodak Co. 7.250% 11/15/2013	160,000	152,930
		208,068
Retail — 0.2%
Wal-Mart Stores, Inc. 3.375% 10/01/2008	255,000	246,083
Telephone Utilities — 1.3%
BellSouth Corp. 4.750% 11/15/2012	10,000	9,745
British Telecom PLC 8.125% 12/15/2010	130,000	147,987
Deutsche Telekom International Finance BV 5.250% 07/22/2013	120,000	119,362
Koninklijke KPN NV 8.000% 10/01/2010	100,000	109,825
Koninklijke KPN NV 8.375% 10/01/2030	200,000	236,996
Sprint Capital Corp.(c) 6.000% 01/15/2007	755,000	762,383
Sprint Capital Corp. 8.375% 03/15/2012	30,000	34,769
Verizon Global Funding Corp. 7.375% 09/01/2012	440,000	490,706
		1,911,773

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Tobacco — 0.4%
Altria Group, Inc. 7.000% 11/04/2013	$450,000	$492,409
RJ Reynolds Tobacco Holdings, Inc. Series B 7.750% 05/15/2006	40,000	40,300
		532,709
TOTAL CORPORATE DEBT (Cost $25,771,106)		25,261,304
NON-U.S. GOVERNMENT AGENCY OBLIGATIONS — 23.5%
Collateralized Mortgage Obligations
AAA Trust, Series 2005-2, Class A1(c) (d) 4.479% 11/26/2035	190,592	190,562
American Home Mortgage Investment Trust, Series 2005-4, Class 1A1(c) 4.669% 11/25/2045	785,445	787,423
Banc of America Commercial Mortgage, Inc., Series 2005-5, Class A4 5.115% 10/10/1945	280,000	278,696
Banc of America Commercial Mortgage, Inc., Series 2005-6, Class A4 5.182% 09/10/2047	840,000	846,661
Bear Stearns Asset Backed Securities, Inc., Series 2005-AQ2, Class A1 4.539% 09/25/2035	846,062	846,459
Bear Stearns Asset Backed Securities, Inc., Series 2005-AQ2, Class A2 4.649% 09/25/2035	900,000	901,407
Bear Stearns Asset Backed Securities, Inc., Series 2005-AQ2, Class A3(c) 4.739% 09/25/2035	900,000	902,390
Bear Stearns Asset Backed Securities, Inc., Series 2005-SD4, Class 2A1(c) 4.779% 12/25/2042	828,145	828,886

	Principal Amount	Market Value
Countrywide Alternative Loan Trust, Series 2005-24, Class 4A1(c) 4.720% 07/20/2035	$453,368	$453,368
Countrywide Alternative Loan Trust, Series 2005-38, Class A3(c) 4.729% 09/25/2035	274,322	274,117
Countrywide Alternative Loan Trust, Series 2005-44, Class 1A1(c) 4.709% 10/25/2035	696,073	695,983
Countrywide Alternative Loan Trust, Series 2005-59, Class 1A1(c) 4.700% 11/20/2035	896,873	896,873
Countrywide Alternative Loan Trust, Series 2005-J12, Class 2A1(c) 4.649% 08/25/2035	834,180	834,072
Countrywide Asset-Backed Certificates, Series 2005-17, Class 1AF1 4.580% 05/25/2036	1,240,000	1,239,864
Countrywide Home Equity Loan Trust, Series 2005-G, Class 2A(c) 4.599% 12/15/2035	718,538	718,445
Countrywide Home Loan Mortgage Pass Through Trust, Series 2005-R3, Class AF(c) 4.779% 09/25/2035	1,125,444	1,125,444
Credit-Based Asset Servicing and Securitization, Series 2004-CB8, Class AV1(c) 4.639% 12/25/2035	727,348	728,484
Delta Funding Home Equity Loan Trust, Series 1999-1, Class A6F(c) 6.340% 12/15/2028	168,939	168,886
Equifirst Mortgage Loan Trust, Series 2005-1, Class A1 4.439% 04/25/2035	248,342	248,303

	Principal Amount	Market Value
First Franklin Mortgage Loan Asset Backed Certificates, Series 2004-FF10, Class A2(c) 4.779% 12/25/2032	$704,007	$705,327
First Franklin Mortgage Loan Asset Backed Certificates, Series 2005-FF1, Class A2B 4.599% 12/25/2034	1,200,000	1,200,750
GS Mortgage Securities Corp. II, Series 2005-GG4, Class AABA 4.680% 07/10/2039	200,000	194,808
GSAA Trust, Series 2005-7, Class AV1(c) 4.489% 05/25/2035	362,437	362,494
GSMPS Mortgage Loan Trust, Series 2005-RP3, Class 1AF 4.729% 09/25/2035	752,642	752,424
HSI Asset Securitization Corp. Trust, Series 2005-I1, Class 2A4 4.769% 11/25/2035	1,400,000	1,399,706
Impac Secured Assets Corp., Series 2005-2, Class A1 4.700% 03/25/2036	1,400,000	1,399,860
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2005-CB12, Class A4 4.895% 09/12/2037	500,000	489,515
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2005-CB13, Class A4 5.295% 01/12/2043	100,000	101,030
Keycorp Student Loan Trust, Series 2005-A, Class 1A1 4.195% 12/27/2019	130,000	129,777
LB-UBS Commercial Mortgage Trust, Series 2005-C3, Class A5 4.739% 07/15/2030	140,000	135,673

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
LB-UBS Commercial Mortgage Trust, Series 2005-C3, Class AAB 4.664% 07/15/2030	$100,000	$97,219
LB-UBS Commercial Mortgage Trust, Series 2005-C5, Class A4 4.954% 09/15/2030	100,000	98,508
Lehman XS Trust, Series 2005-5N, Class 1A1(c) 4.679% 11/25/2035	771,945	771,559
MASTR Reperforming Loan Trust, Series 2005-2, Class 1A1F(c) 4.729% 05/25/2035	744,348	743,872
Morgan Stanley Capital I, Series 2005-HQ6, Class A4A 4.989% 08/13/2042	240,000	236,708
MSDWCC Heloc Trust, Series 2005-1, Class A 4.569% 07/25/2017	53,797	53,831
Origen Manufactured Housing, Series 2005-B, Class A3 5.605% 05/15/2022	3,000,000	2,985,468
Residential Funding Mortgage Securities II, Inc., Series 2005-HSA1, Class AI1 4.499% 12/25/2035	1,400,000	1,399,874
Wachovia Mortgage Loan Trust LLC, Series 2005-WMC1, Class A1(c) 4.489% 10/25/2035	674,116	673,590
Washington Mutual, Inc., Series 2005-AR11, Class A1A(c) 4.699% 08/25/2045	1,450,985	1,450,985
Washington Mutual, Inc., Series 2005-AR13, Class A1A1(c) 4.669% 10/25/2045	782,930	782,930
Washington Mutual, Inc., Series 2005-AR15, Class A1A1 4.639% 11/25/2045	890,247	890,158
Washington Mutual, Inc., Series 2005-AR15, Class A1A2 4.980% 11/25/2045	890,247	888,124

	Principal Amount	Market Value
Washington Mutual, Inc., Series 2005-AR19, Class A1A1 4.640% 12/25/2045	$1,200,000	$1,199,784
Washington Mutual, Inc., Series 2005-AR19, Class A1A2 4.660% 12/25/2045	1,500,000	1,499,700
Washington Mutual, Inc., Series 2005-AR8, Class 1A1A(c) 4.649% 07/25/2045	319,077	319,077
Washington Mutual, Inc., Series 2005-AR9, Class A1A(c) 4.699% 07/25/2045	575,494	576,077
TOTAL NON-U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $34,548,014)		34,505,151
SOVEREIGN DEBT OBLIGATIONS — 3.4%
Canada Government CAD(b) 4.000% 12/01/2031	271,865	362,954
Queensland Treasury Corp. AUD(b) 6.000% 06/14/2011	750,000	567,327
Republic of Brazil 5.250% 04/15/2012	68,825	67,964
Republic of Brazil 8.875% 04/15/2024	53,000	59,095
Republic of Brazil 11.000% 08/17/2040	300,000	386,700
Republic of Brazil 12.250% 03/06/2030	160,000	230,800
Republic of Brazil 14.500% 10/15/2009	140,000	179,550
Republic of Colombia 8.125% 05/21/2024	20,000	21,600
Republic of Colombia 11.750% 02/25/2020	160,000	221,200
Republic of Panama 7.125% 01/29/2026	230,000	232,875
Republic of Panama 8.875% 09/30/2027	10,000	11,900
Republic of Peru 5.000% 03/07/2017	49,200	47,109
Republic of Peru 8.750% 11/21/2033	160,000	180,000
Russian Federation 5.000% 03/31/2030	905,000	1,021,655
United Mexican States 7.500% 04/08/2033	1,070,000	1,266,880

	Principal Amount	Market Value
United Mexican States 8.300% 08/15/2031	$100,000	$128,500
United Mexican States 8.375% 01/14/2011	40,000	45,600
TOTAL SOVEREIGN DEBT OBLIGATIONS (Cost $4,781,577)		5,031,709
U.S. GOVERNMENT AGENCY OBLIGATIONS — 39.2%
Federal Home Loan Bank — 0.0%
Federal Home Loan Bank(c) 4.125% 04/18/2008	50,000	49,256
Federal Home Loan Mortgage Corporation (FHLMC) — 2.7%
Pass-Through Securities
FHLMC 4.125% 10/18/2010	50,000	48,711
FHLMC(c) 4.375% 11/16/2007	220,000	218,712
FHLMC(c) 4.650% 10/10/2013	700,000	676,083
FHLMC 5.000% 10/01/2035	1,094,997	1,059,966
FHLMC(c) 5.300% 05/12/2020	570,000	556,957
FHLMC(c) 5.625% 11/23/2035	410,000	414,308
FHLMC 6.750% 09/15/2029	50,000	62,307
FHLMC TBA(e) 5.000% 01/01/2021- 01/01/2036	1,000,000	976,500
		4,013,544
Federal National Mortgage Association (FNMA) — 31.8%
Pass-Through Securities
FNMA(c) 3.310% 01/26/2007	110,000	108,340
FNMA(c) 4.500% 10/15/2008	120,000	119,414
FNMA(c) 4.610% 10/10/2013	510,000	491,821
FNMA 4.750% 12/15/2010	60,000	60,029
FNMA 5.000% 11/01/2035	1,197,726	1,160,344
FNMA 6.500% 12/01/2034	142,327	146,380

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
FNMA TBA(e) 5.000% 01/01/2021- 01/01/2036	$27,400,000	$26,569,938
FNMA TBA(e) 5.500% 01/01/2021- 01/01/2036	10,600,000	10,563,179
FNMA TBA(e) 6.000% 10/01/2035- 01/01/2036	6,299,227	6,355,864
FNMA TBA(e) 6.500% 01/01/2036	1,000,000	1,025,313
		46,600,622
Government National Mortgage Association (GNMA) — 4.3%
Pass-Through Securities
GNMA 5.000% 08/15/2033- 01/15/2035	2,583,699	2,553,846
GNMA 5.500% 02/15/2035	2,996,481	3,019,891
GNMA TBA(e) 4.500% 01/01/2036	200,000	191,781
GNMA TBA(e) 5.500% 01/01/2036	300,000	301,781
GNMA TBA(e) 6.000% 01/01/2036	300,000	307,008
		6,374,307
Municipal Obligations — 0.4%
Liberty, NY, Development Corp., (Goldman Sachs Group, Inc.) 5.250% 10/01/2035	490,000	556,023
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $57,294,479)		57,593,752
U.S. TREASURY OBLIGATIONS — 29.7%
U.S. Treasury Bonds — 4.7%
U.S. Treasury Bond(c) 5.250% 02/15/2029	450,000	491,133
U.S. Treasury Bond(c) 6.250% 05/15/2030	120,000	149,044
U.S. Treasury Inflation Index(c) 1.625% 01/15/2015	93,879	90,491
U.S. Treasury Inflation Index(c) 1.875% 07/15/2015	102,398	100,750
U.S. Treasury Inflation Index(c) 2.375% 01/15/2025	3,127,684	3,292,181

	Principal Amount	Market Value
U.S. Treasury Inflation Index(c) 3.875% 04/15/2029	$2,059,669	$2,782,466
		6,906,065
U.S. Treasury Notes — 24.7%
U.S. Treasury Inflation Index(c) 0.875% 04/15/2010	851,602	809,886
U.S. Treasury Inflation Index(c) 2.000% 01/15/2014	1,077,930	1,072,035
U.S. Treasury Inflation Index(c) 3.375% 01/15/2007	615,994	620,684
U.S. Treasury Inflation Index(c) 3.625% 01/15/2008	160,272	164,604
U.S. Treasury Inflation Index(c) 3.875% 01/15/2009	60,724	63,822
U.S. Treasury Note(c) 3.000% 12/31/2006	720,000	710,044
U.S. Treasury Note(a) (c) 3.000% 02/15/2008	10,000	9,718
U.S. Treasury Note(a) (c) 3.125% 01/31/2007	120,000	118,331
U.S. Treasury Note(c) 3.500% 12/15/2009	310,000	300,409
U.S. Treasury Note(c) 3.625% 04/30/2007	110,000	108,857
U.S. Treasury Note 3.750% 05/15/2008	70,000	69,005
U.S. Treasury Note(a) (c) 3.875% 07/31/2007	230,000	228,131
U.S. Treasury Note(a) (c) 3.875% 05/15/2010	2,815,000	2,762,219
U.S. Treasury Note 3.875% 02/15/2013	30,000	29,081
U.S. Treasury Note(c) 4.000% 04/15/2010	6,110,000	6,022,169
U.S. Treasury Note(a) (c) 4.125% 08/15/2010	2,000,000	1,980,781
U.S. Treasury Note(a) 4.375% 11/15/2008	1,870,000	1,870,438
U.S. Treasury Note 4.375% 12/15/2010	10,000,000	10,009,375
U.S. Treasury Note(a) (c) 4.500% 11/15/2010	9,040,000	9,090,144
U.S. Treasury Note(a) 4.500% 11/15/2015	140,000	141,181
		36,180,914

	Principal Amount	Market Value
U.S. Treasury Strips — 0.3%
U.S. Treasury Strips(c) 0.000% 11/15/2021	$560,000	$269,047
U.S. Treasury Strips(c) 0.000% 11/15/2027	420,000	154,217
		423,264
TOTAL U.S. TREASURY OBLIGATIONS (Cost $43,552,896)		43,510,243
TOTAL BONDS & NOTES (Cost $165,948,072)		165,902,159
OPTIONS — 0.3%
90 Day Eurodollar Futures, December 2006 Call, Expires 12/18/2006, Strike 94.5	65,000	47,937
90 Day Eurodollar Futures, June 2006 Call, Expires 6/19/2006, Strike 95	25,000	5,562
90 Day Eurodollar Futures, September 2006 Call, Expires 9/18/2006, Strike 94.5	52,500	35,175
Eurodollar Future Options, June 2006 Call, Expires 6/19/2006, Strike 94.5	242,500	158,838
Eurodollar Future Options, June 2006 Put, Expires 6/19/2006, Strike 94	7,500	19
Eurodollar Future Options, June 2006 Put, Expires 6/19/2006, Strike 94.5	55,000	275
Eurodollar Future Options, March 2006 Call, Expires 3/13/2006, Strike 95	350,000	79,625
U.S. 10 Year Future Options, March 2006 Call, Expires 2/24/2006, Strike 109	6,000	6,281
U.S. 5 Year Future Options, March 2006 Call, Expires 2/24/2006, Strike 103	41,000	137,094

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
U.S. 5 Year Future Options, March 2006 Call, Expires 2/24/2006, Strike 106.5	$4,000	$1,813
TOTAL OPTIONS (Cost $572,463)		472,619
TOTAL LONG TERM INVESTMENTS (Cost $166,700,115)		166,536,168
SHORT-TERM INVESTMENTS — 24.3%
Cash Equivalents — 11.7%(h)
Abbey National PLC Eurodollar Time Deposit 4.290% 01/11/2006	361,372	361,372
American Beacon Money Market Fund(f)	155,391	155,391
Bank of America 4.230% 01/20/2006	379,444	379,444
Bank of America 4.270% 01/17/2006	278,061	278,061
Bank of Montreal Eurodollar Time Deposit 4.300% 01/19/2006	722,750	722,750
Bank of Nova Scotia Eurodollar Time Deposit 4.250% 01/27/2006	361,375	361,375
Barclays 4.313% 01/17/2006	371,045	371,045
Barclays Eurodollar Time Deposit 4.300% 01/31/2006	361,375	361,375
Barclays Eurodollar Time Deposit 4.410% 02/27/2006	180,687	180,687
BGI Institutional Money Market Fund(f)	578,200	578,200
Branch Banker & Trust Eurodollar Time Deposit 4.260% 01/11/2006	180,687	180,687
Calyon Eurodollar Time Deposit 4.335% 02/06/2006	361,375	361,375
Dexia Group Eurodollar Time Deposit 4.230% 01/20/2006	361,375	361,375
Dexia Group Eurodollar Time Deposit 4.265% 01/27/2006	361,375	361,375

	Principal Amount	Market Value
Federal Home Loan Bank Discount Note 4.186% 01/25/2006	$215,862	$215,862
First Tennessee National Corp. Eurodollar Time Deposit 4.290% 01/13/2006	722,750	722,750
Fortis Bank Eurodollar Time Deposit 4.280% 01/12/2006	361,375	361,375
Fortis Bank Eurodollar Time Deposit 4.300% 01/04/2006	361,375	361,375
Fortis Bank Eurodollar Time Deposit 4.350% 01/03/2006	361,375	361,375
Freddie Mac Discount Note 4.234% 01/30/2006	290,201	290,201
General Electric Capital Corp. 4.274% 01/23/2006	718,654	718,654
Goldman Sachs Financial Square Prime Obligations Money Market Fund(f)	265,150	265,150
Merrimac Cash Fund, Premium Class(f)	57,820	57,820
Morgan Stanley Dean Witter & Co. 4.330% 01/13/2006	722,750	722,750
National Australia Bank Eurodollar Time Deposit 4.156% 01/03/2006	1,177,938	1,177,938
Rabobank Nederland Eurodollar Time Deposit 4.150% 01/03/2006	469,787	469,787
Rabobank Nederland Eurodollar Time Deposit 4.210% 01/19/2006	578,200	578,200
Royal Bank of Canada Eurodollar Time Deposit 4.220% 01/20/2006	180,687	180,687
Royal Bank of Canada Eurodollar Time Deposit 4.250% 01/24/2006	361,375	361,375
Royal Bank of Scotland Eurodollar Time Deposit 4.250% 01/23/2006	361,375	361,375
Royal Bank of Scotland Eurodollar Time Deposit 4.300% 01/31/2006	542,062	542,062

	Principal Amount	Market Value
Skandinaviska Enskilda Banken AB Eurodollar Time Deposit 4.230% 01/03/2006	$180,687	$180,687
Skandinaviska Enskilda Banken AB Eurodollar Time Deposit 4.300% 01/17/2006	505,925	505,925
Societe Generale Eurodollar Time Deposit 4.280% 01/30/2006	361,375	361,375
Societe Generale Eurodollar Time Deposit 4.280% 01/31/2006	361,375	361,375
Svenska Handlesbanken Eurodollar Time Deposit 4.100% 01/03/2006	412,408	412,408
The Bank of the West Eurodollar Time Deposit 4.290% 01/25/2006	578,200	578,200
Toronto Dominion Bank Eurodollar Time Deposit 4.300% 01/23/2006	361,375	361,375
UBS AG Eurodollar Time Deposit 4.255% 01/18/2006	180,687	180,687
UBS AG Eurodollar Time Deposit 4.260% 01/10/2006	361,375	361,375
Wells Fargo Eurodollar Time Deposit 4.270% 01/03/2006	303,555	303,555
Wells Fargo Eurodollar Time Deposit 4.300% 01/18/2006	722,750	722,750
		17,092,960
Commercial Paper — 0.6%
Morgan Stanley variable rate 04/11/2006	900,000	900,000
Discount Notes — 0.2%
FNMA(g) 4.303% 05/16/2006	155,000	152,480
FNMA(g) 4.351% 05/16/2006	95,000	93,438
		245,918

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Repurchase Agreement — 11.8%
Investors Bank & Trust Company Repurchase Agreement, dated 12/30/2005, 3.02%, due 01/03/2006(i)	$17,362,440	$17,362,440
TOTAL SHORT-TERM INVESTMENTS (Cost $35,601,318)		35,601,318
TOTAL INVESTMENTS — 137.7% (Cost $202,301,433)(j)		202,137,486
Other Assets/ (Liabilities) — (37.7%)		(55,379,146)
NET ASSETS — 100.0%		$146,758,340

Notes to Portfolio of Investments

AUD - Australian Dollar

CAD - Canadian Dollar

EUR - Euro

MTN - Medium Term Note

TBA - To be announced

(a)  Denotes all or a portion of security on loan. (Note 2).

(b)  The principal amount of the security is in foreign currency. The market value is in U.S. dollars.

(c)  All or a portion of this security is segregated to cover forward purchase commitments. (Note 2).

(d)  Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2005, these securities amounted to a value of $743,950 or 0.5% of net assets.

(e)  A portion of this security is purchased on a forward commitment basis. (Note 2).

(f)  Amount represents shares owned of the fund.

(g)  This security is held as collateral for open futures contracts. (Note 2).

(h)  Represents investments of security lending collateral. (Note 2).

(i)  Maturity value $17,368,266. Collateralized by U.S. Government Agency obligations with a rate of 4.929%, maturity date of 01/25/2033, and an aggregate market value, including accrued interest, of $18,230,562.

(j)  See Note 6 for aggregate cost for Federal tax purposes.

The remainder of this page is intentionally left blank.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Balanced Fund – Portfolio of Investments

December 31, 2005

	Number of Shares	Market Value
EQUITIES — 57.6%
COMMON STOCK — 57.4%
Advertising — 0.9%
Interpublic Group of Companies, Inc.(a) (b)	200,900	$1,938,685
Aerospace & Defense — 2.5%
Boeing Co.	23,800	1,671,712
Honeywell International, Inc.	37,200	1,385,700
Raytheon Co.	62,700	2,517,405
		5,574,817
Air Transportation — 1.0%
Southwest Airlines Co.	133,100	2,186,833
US Airways Group, Inc. Aircraft Statutory Trust Certificates of Beneficial Interest 1989(a) (c)	30,000	34,236
US Airways Group, Inc. Aircraft Statutory Trust Certificates of Beneficial Interest 1993(a)	100,000	42,999
		2,264,068
Automotive & Parts — 0.6%
Lear Corp.(b)	44,600	1,269,316
Banking, Savings & Loans — 3.2%
JP Morgan Chase & Co.	83,240	3,303,796
Mitsubishi Tokyo Financial Group, Inc. JPY	194	2,645,079
State Street Corp.	22,400	1,241,856
		7,190,731
Beverages — 0.4%
Molson Coors Brewing Co. Cl. B	12,000	803,880
Broadcasting, Publishing & Printing — 3.1%
Clear Channel Communications, Inc.	46,000	1,446,700
Comcast Corp. Special, Cl. A(a)	55,000	1,412,950
Pearson PLC GBP	125,200	1,484,717
Time Warner, Inc.	141,000	2,459,040
		6,803,407
Chemicals — 2.3%
Dow Chemical Co.	36,000	1,577,520
Du Pont (E.I.) de Nemours & Co.	47,700	2,027,250
Engelhard Corp.	49,400	1,489,410

	Number of Shares	Market Value
OM Group, Inc.(a)	900	$16,884
WGI Heavy Minerals, Inc.(a)	41,300	42,539
		5,153,603
Commercial Services — 0.0%
Live Nation(a) (b)	5,750	75,325
Communications — 1.3%
Lucent Technologies, Inc.(a)	560,300	1,490,398
Nokia Oyj Sponsored ADR (Finland)	71,100	1,301,130
		2,791,528
Communications Equipment — 0.8%
Motorola, Inc.	76,400	1,725,876
Computers & Information — 1.8%
Cisco Systems, Inc.(a)	153,600	2,629,632
International Business Machines Corp.	15,700	1,290,540
		3,920,172
Containers — 0.2%
Smurfit-Stone Container Corp.(a)	35,500	503,035
Electrical Equipment & Electronics — 2.7%
Novellus Systems, Inc.(a)	28,200	680,184
Samsung Electronics Co. Limited GDR (Korea)(a) (d)	5,000	1,629,816
Taiwan Semiconductor Manufacturing Co. Limited Sponsored ADR (Taiwan)	234,750	2,326,372
Texas Instruments, Inc.	43,300	1,388,631
		6,025,003
Energy — 5.3%
Anadarko Petroleum Corp.	15,300	1,449,675
BP PLC, Sponsored ADR (United Kingdom)	3,700	237,614
Chevron Corp.	22,400	1,271,648
ConocoPhillips	10,900	634,162
Dynegy, Inc., Cl A(a)	13,200	63,888
Exxon Mobil Corp.	17,700	994,209
GlobalSantaFe Corp.	36,500	1,757,475
Halliburton Co.(b)	25,900	1,604,764
Murphy Oil Corp.	44,000	2,375,560
The Williams Companies, Inc.	53,000	1,228,010
		11,617,005

	Number of Shares	Market Value
Entertainment & Leisure — 2.2%
News Corp., Inc., Cl. B(b)	159,400	$2,647,634
The Walt Disney Co.	91,800	2,200,446
		4,848,080
Financial Services — 3.4%
American Express Co.	43,100	2,217,926
Ameriprise Financial, Inc.	8,620	353,420
The Goldman Sachs Group, Inc.	2,900	370,359
MBNA Corp.	77,900	2,115,764
Merrill Lynch & Co., Inc.	35,400	2,397,642
		7,455,111
Foods — 2.5%
Kraft Foods, Inc. Cl. A(b)	45,500	1,280,370
Safeway, Inc.(b)	80,000	1,892,800
Unilever PLC GBP	97,900	973,529
Unilever PLC, Sponsored ADR (United Kingdom)(b)	37,100	1,488,452
		5,635,151
Forest Products & Paper — 0.7%
Weyerhaeuser Co.	23,400	1,552,356
Healthcare — 1.2%
Enzo Biochem, Inc.(a) (b)	55,980	695,272
GlaxoSmithKline PLC ADR (United Kingdom)(b)	39,500	1,993,960
		2,689,232
Insurance — 5.8%
Ambac Financial Group, Inc.	20,300	1,564,318
American International Group, Inc.	26,600	1,814,918
Chubb Corp.	28,200	2,753,730
The Hartford Financial Services Group, Inc.(b)	24,300	2,087,127
MGIC Investment Corp.(b)	25,300	1,665,246
The PMI Group, Inc.	69,100	2,837,937
		12,723,276
Machinery & Components — 1.4%
Baker Hughes, Inc.	18,500	1,124,430
Caterpillar, Inc.	35,300	2,039,281
		3,163,711
Manufacturing — 0.7%
Applied Materials, Inc.	89,700	1,609,218

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Balanced Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Medical Supplies — 0.8%
Agilent Technologies, Inc.(a)	52,600	$1,751,054
Metals & Mining — 1.4%
Alcoa, Inc.	67,100	1,984,147
RTI International Metals, Inc.(a)	28,110	1,066,774
		3,050,921
Pharmaceuticals — 5.1%
Abbott Laboratories	47,000	1,853,210
Amgen, Inc.(a)	11,600	914,776
Aphton Corp.(a) (b)	109,400	38,290
Bentley Pharmaceuticals, Inc.(a) (b)	23,800	390,558
Eli Lilly & Co.(b)	11,800	667,762
Johnson & Johnson	40,400	2,428,040
Novartis AG ADR (Switzerland)	27,800	1,458,944
Pfizer, Inc.	61,300	1,429,516
Wyeth	46,200	2,128,434
		11,309,530
Prepackaged Software — 1.7%
Micromuse, Inc.(a)	102,600	1,014,714
Microsoft Corp.	103,500	2,706,525
		3,721,239
Retail — 1.6%
The Home Depot, Inc.	41,200	1,667,776
Wal-Mart Stores, Inc.	38,000	1,778,400
		3,446,176
Retail – Grocery — 0.1%
Albertson's, Inc.	9,100	194,285
Telephone Utilities — 0.8%
Vodafone Group PLC Sponsored ADR (United Kingdom)	87,100	1,870,037
Toys, Games — 1.2%
Hasbro, Inc.	77,500	1,563,950
Mattel, Inc.	63,700	1,007,734
		2,571,684
Transportation — 0.7%
Carnival Corp.	30,800	1,646,876
TOTAL COMMON STOCK (Cost $116,460,670)		126,894,388

	Number of Shares	Market Value
PREFERRED STOCK — 0.2%
Automotive & Parts — 0.1%
General Motors Corp., Series B	5,200	$77,480
Banking, Savings & Loans — 0.1%
Fannie Mae(e)	4,600	250,700
TOTAL PREFERRED STOCK (Cost $333,901)		328,180
TOTAL EQUITIES (Cost $116,794,571)		127,222,568
	Principal Amount
BONDS & NOTES — 45.5%
ASSET BACKED SECURITIES — 0.3%
Banking, Savings & Loans — 0.2%
Credit-Based Asset Servicing and Securitization, Series 2004-RP1, Class A2(d) 4.529% 05/25/2050	$18,298	18,296
Wachovia Asset Securitization, Inc., Series 2002-HE1, Class A 4.749% 09/27/2032	338,593	339,300
Financial Services — 0.1%
MBNA Master Credit Card Trust, Series 2002-3A, Class A 4.609% 09/15/2014	260,000	262,641
TOTAL ASSET BACKED SECURITIES (Cost $619,208)		620,237
CORPORATE DEBT — 8.5%
Aerospace & Defense — 0.0%
Northrop Grumman Corp.(e) 4.079% 11/16/2006	80,000	79,382
Automotive & Parts — 0.2%
Ford Motor Co. 6.625% 10/01/2028	50,000	32,250
Ford Motor Co.(b) 7.450% 07/16/2031	150,000	102,000
General Motors Corp.(b) 8.375% 07/15/2033	470,000	310,200

	Principal Amount	Market Value
General Motors Corp. EUR(f) 8.375% 07/05/2033	$90,000	$70,791
		515,241
Banking, Savings & Loans — 2.1%
Aiful Corp.(d) 5.000% 08/10/2010	100,000	98,717
Bank of America Corp. 3.875% 01/15/2008	145,000	142,342
Bank of America Corp.(e) 4.500% 08/01/2010	210,000	206,366
Bank One Corp.(e) 2.625% 06/30/2008	545,000	516,428
Bank One Corp.(e) 6.500% 02/01/2006	370,000	370,492
DaimlerChrysler North American Holding Corp. 4.050% 06/04/2008	155,000	150,892
DaimlerChrysler North American Holding Corp. 7.200% 09/01/2009	80,000	84,604
Export-Import Bank of Korea(d) 5.250% 02/10/2014	5,000	5,021
Ford Motor Credit Co. 4.950% 01/15/2008	150,000	134,399
Ford Motor Credit Co.(e) 6.625% 06/16/2008	535,000	485,275
Ford Motor Credit Co.(e) 7.375% 10/28/2009	610,000	541,000
Ford Motor Credit Co. 7.375% 02/01/2011	120,000	105,182
General Electric Capital Corp.(e) 4.250% 01/15/2008	290,000	286,628
General Motors Acceptance Corp.(b) 5.125% 05/09/2008	40,000	35,609
General Motors Acceptance Corp. 5.625% 05/15/2009	120,000	106,763
General Motors Acceptance Corp. 5.850% 01/14/2009	40,000	35,785
General Motors Acceptance Corp. 6.125% 02/01/2007	10,000	9,546
General Motors Acceptance Corp. 6.125% 08/28/2007	180,000	166,856
General Motors Acceptance Corp. 6.150% 04/05/2007	80,000	75,564

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Balanced Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
General Motors Acceptance Corp. 6.311% 11/30/2007	$80,000	$72,379
General Motors Acceptance Corp. 7.750% 01/19/2010	140,000	130,744
Household Finance Corp. Series MTN(e) 4.125% 11/16/2009	375,000	362,058
Rabobank Capital Fund II(d) 5.260% 12/31/2049	10,000	9,907
Rabobank Capital Funding Trust(d) 5.254% 12/31/2049	120,000	117,663
Resona Preferred Global Securities(d) (e) 7.191% 12/31/2049	155,000	164,451
SLM Corp. 4.770% 04/01/2009	10,000	9,665
Telecom Italia Capital SA(e) 4.950% 09/30/2014	120,000	114,611
Wells Fargo & Co.(e) 4.200% 01/15/2010	180,000	175,236
		4,714,183
Beverages — 0.1%
Anheuser-Busch Cos., Inc.(e) 4.950% 01/15/2014	195,000	194,741
Broadcasting, Publishing & Printing — 0.4%
Clear Channel Communications, Inc. 4.250% 05/15/2009	50,000	48,063
Clear Channel Communications, Inc. 4.625% 01/15/2008	10,000	9,863
Clear Channel Communications, Inc.(e) 5.500% 09/15/2014	270,000	258,360
Comcast Corp.(e) 6.500% 01/15/2015	395,000	417,451
Cox Communications, Inc. 3.875% 10/01/2008	120,000	115,644
		849,381
Commercial Services — 0.1%
Waste Management, Inc.(e) 6.375% 11/15/2012	175,000	186,439
Waste Management, Inc.(e) 6.500% 11/15/2008	110,000	114,067
		300,506

	Principal Amount	Market Value
Communications — 0.1%
Intelsat Limited 6.500% 11/01/2013	$30,000	$22,350
Qwest Capital Funding, Inc.(b) 7.250% 02/15/2011	20,000	20,250
SBC Communications, Inc.(e) 5.100% 09/15/2014	90,000	87,919
		130,519
Electric Utilities — 0.9%
AES Corp.(e) 7.750% 03/01/2014	540,000	566,325
AES Corp.(b) 8.875% 02/15/2011	10,000	10,813
The Cleveland Electric Illuminating Co.(e) 5.650% 12/15/2013	40,000	40,777
Dominion Resources, Inc.(e) 4.750% 12/15/2010	40,000	39,092
Dominion Resources, Inc.(e) 5.700% 09/17/2012	165,000	167,774
Duke Energy Corp.(e) 5.625% 11/30/2012	145,000	148,731
Duke Energy Corp.(e) 6.250% 01/15/2012	80,000	84,314
Exelon Corp. 5.625% 06/15/2035	30,000	28,271
FirstEnergy Corp., Series B(e) 6.450% 11/15/2011	60,000	63,600
FirstEnergy Corp., Series C(e) 7.375% 11/15/2031	315,000	371,691
Oncor Electric Delivery Co.(e) 6.375% 01/15/2015	70,000	74,280
Pacific Gas & Electric Co.(e) 6.050% 03/01/2034	210,000	217,341
TXU Corp., Series R(e) 6.550% 11/15/2034	270,000	255,122
		2,068,131
Electrical Equipment & Electronics — 0.2%
General Electric Capital Corp., Series A(e) 4.130% 09/15/2014	380,000	382,057
Energy — 1.1%
Amerada Hess Corp.(e) 7.300% 08/15/2031	330,000	381,904

	Principal Amount	Market Value
Anadarko Finance Co.(e) 6.750% 05/01/2011	$205,000	$221,796
ChevronTexaco Capital Co.(e) 3.500% 09/17/2007	230,000	225,314
Conoco Funding Co. 6.350% 10/15/2011	40,000	42,859
Conoco, Inc.(e) 6.950% 04/15/2029	185,000	223,277
ConocoPhillips Co. 4.750% 10/15/2012	150,000	149,082
Devon Energy Corp. 7.950% 04/15/2032	190,000	245,037
Dynegy Holdings, Inc.(b) 8.750% 02/15/2012	20,000	21,600
El Paso Corp.(b) 7.750% 01/15/2032	60,000	60,150
El Paso Corp. 7.800% 08/01/2031	166,000	165,585
Kerr - McGee Corp. 7.875% 09/15/2031	280,000	332,263
Williams Cos., Inc. Series A 7.500% 01/15/2031	290,000	300,150
XTO Energy, Inc.(e) 6.250% 04/15/2013	30,000	31,795
XTO Energy, Inc.(e) 7.500% 04/15/2012	50,000	55,928
		2,456,740
Financial Services — 0.6%
Banque Paribas - New York(e) 6.875% 03/01/2009	170,000	179,656
Citigroup, Inc.(e) 4.125% 02/22/2010	370,000	359,457
Goldman Sachs Group, Inc.(e) 4.500% 06/15/2010	190,000	185,678
Lehman Brothers Holdings, Inc.(e) 4.000% 01/22/2008	190,000	186,853
Morgan Stanley(e) 3.625% 04/01/2008	310,000	302,006
		1,213,650
Foods — 0.0%
Kraft Foods, Inc.(e) 5.625% 11/01/2011	90,000	92,340
Forest Products & Paper — 0.2%
International Paper Co.(e) 5.500% 01/15/2014	50,000	49,141
Weyerhaeuser Co.(e) 6.750% 03/15/2012	385,000	408,634
		457,775

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Balanced Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Healthcare — 0.5%
HCA, Inc. 5.750% 03/15/2014	$20,000	$19,394
HCA, Inc. 6.250% 02/15/2013	190,000	190,135
HCA, Inc.(b) 6.375% 01/15/2015	320,000	323,467
HCA, Inc. 7.690% 06/15/2025	10,000	10,384
Tenet Healthcare Corp.(d) (e) 9.250% 02/01/2015	526,000	522,055
Tenet Healthcare Corp. 9.875% 07/01/2014	30,000	30,375
		1,095,810
Industrial – Diversified — 0.4%
Tyco International Group SA(e) 6.375% 10/15/2011	180,000	186,947
Tyco International Group SA(e) 6.875% 01/15/2029	550,000	599,468
Tyco International Group SA 7.000% 06/15/2028	10,000	11,001
		797,416
Insurance — 0.0%
ASIF Global Financing(d) 4.900% 01/17/2013	50,000	49,750
Media – Broadcasting & Publishing — 0.3%
AOL Time Warner, Inc.(e) 6.875% 05/01/2012	355,000	377,890
AOL Time Warner, Inc.(e) 7.700% 05/01/2032	235,000	264,295
		642,185
Metals & Mining — 0.0%
Corporacion Nacional del Cobre(d) 4.750% 10/15/2014	100,000	96,881
Oil & Gas — 0.1%
El Paso Natural Gas Co. 8.375% 06/15/2032	168,000	189,745
Photography Equipment/Supplies — 0.1%
Eastman Kodak Co. 3.625% 05/15/2008	130,000	119,465
Eastman Kodak Co. 7.250% 11/15/2013	190,000	181,605
		301,070

	Principal Amount	Market Value
Retail — 0.3%
Target Corp.(e) 5.400% 10/01/2008	$255,000	$259,151
Wal-Mart Stores, Inc.(e) 3.375% 10/01/2008	315,000	303,985
		563,136
Telephone Utilities — 0.6%
BellSouth Corp.(e) 4.750% 11/15/2012	10,000	9,745
British Telecom PLC(e) 8.125% 12/15/2010	160,000	182,138
Deutsche Telekom International Finance BV 5.250% 07/22/2013	75,000	74,601
Koninklijke KPN NV 8.000% 10/01/2010	60,000	65,895
Koninklijke KPN NV 8.375% 10/01/2030	125,000	148,122
Qwest Capital Funding, Inc. 7.750% 02/15/2031	30,000	28,800
Qwest Communications International, Inc., Series B(b) (d) 7.500% 02/15/2014	20,000	20,550
Qwest Corp. 8.875% 03/15/2012	10,000	11,275
Sprint Capital Corp.(e) 4.780% 08/17/2006	65,000	64,948
Sprint Capital Corp.(e) 6.000% 01/15/2007	480,000	484,694
Sprint Capital Corp.(e) 8.375% 03/15/2012	50,000	57,948
U.S. West Communications, Inc. 5.625% 11/15/2008	30,000	29,700
Verizon Global Funding Corp.(e) 7.375% 09/01/2012	130,000	144,981
		1,323,397
Tobacco — 0.2%
Altria Group, Inc.(e) 7.000% 11/04/2013	325,000	355,629
Philip Morris Cos., Inc.(e) 7.750% 01/15/2027	10,000	11,872
RJ Reynolds Tobacco Holdings, Inc. Series B 7.750% 05/15/2006	50,000	50,375
		417,876
TOTAL CORPORATE DEBT (Cost $19,349,537)		18,931,912

	Principal Amount	Market Value
NON-U.S. GOVERNMENT AGENCY OBLIGATIONS — 8.5%
Collateralized Mortgage Obligations
American Home Mortgage Investment Trust, Series 2005-4, Class 1A1 4.669% 11/25/2045	$883,626	$885,851
Amresco Residential Securities Mortgage Loan Trust, Series 1997-3, Class M1A 4.934% 09/25/2027	64,181	64,183
Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-4, Class A6 3.512% 06/25/2034	400,000	383,061
Countrywide Alternative Loan Trust, Series 2005-44, Class 1A1(e) 4.709% 10/25/2035	894,951	894,835
Countrywide Alternative Loan Trust, Series 2005-59, Class 1A1(e) 4.700% 11/20/2035	896,873	896,873
Countrywide Alternative Loan Trust, Series 2005-J12, Class 2A1 4.649% 08/25/2035	892,379	892,263
Countrywide Home Equity Loan Trust, Series 2005-G, Class 2A 4.599% 12/15/2035	808,355	808,250
Countrywide Home Loan Mortgage Pass Through Trust, Series 2005-R3, Class AF(e) 4.779% 09/25/2035	844,083	844,083
CRIIMI MAE Commercial Mortgage Trust, Series 1998-C1, Class A2(d) 7.000% 06/02/2033	188,401	193,857
First Franklin Mortgage Loan Asset Backed Certificates, Series 2004-FF10, Class A2(e) 4.779% 12/25/2032	792,008	793,493

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Balanced Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Greenpoint Mortgage Funding Trust, Series 2005-HE4, Class 2A1A 4.599% 07/25/2030	$517,648	$518,053
GS Mortgage Securities Corp. II, Series 2005-GG4, Class AABA 4.680% 07/10/2039	300,000	292,211
Impac Secured Assets Corp., Series 2005-2, Class A1 4.700% 03/25/2036	800,000	799,920
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2005-CB12, Class A4 4.895% 09/12/2037	600,000	587,418
Keycorp Student Loan Trust, Series 2005-A, Class 1A1 4.195% 12/27/2019	120,000	119,794
LB-UBS Commercial Mortgage Trust, Series 2005-C3, Class A5 4.739% 07/15/2030	210,000	203,509
LB-UBS Commercial Mortgage Trust, Series 2005-C3, Class AAB 4.664% 07/15/2030	200,000	194,438
LB-UBS Commercial Mortgage Trust, Series 2005-C5, Class A4 4.954% 09/15/2030	200,000	197,016
Lehman XS Trust, Series 2005-5N, Class 1A1 4.679% 11/25/2035	868,438	868,004
Lehman XS Trust, Series 2005-7N, Class 1A1B 4.679% 12/25/2035	429,101	429,019
Mach One Trust Commercial Mortgage-Backed, Series 2004-1A, Class X, IO(d) 1.615% 05/28/2040	2,579,383	136,217
MASTR Adjustable Rate Mortgages Trust, Series 2005-1, Class 1A3(d) (e) 7.000% 08/25/2034	390,385	403,110

	Principal Amount	Market Value
MLCC Mortgage Investors, Inc., Series 2004-B, Class A3(e) 5.533% 05/25/2029	$385,253	$391,691
MSDWCC Heloc Trust, Series 2005-1, Class A 4.569% 07/25/2017	115,280	115,352
Mutual Fund Fee Trust, Series 2000-3 9.070% 07/01/2008	673,967	119,596
Option One Mortgage Loan Trust, Series 2003-3, Class A1(e) 3.931% 06/25/2033	583,343	584,016
Residential Accredit Loans, Inc., Series 2005-Q03, Class A1 4.779% 10/25/2045	496,871	499,292
Residential Asset Mortgage Products, Inc., Series 2002-RS4, Class A11 4.699% 08/25/2032	35,907	35,935
Residential Asset Mortgage Products, Inc., Series 2004-RP1, Class A2A(e) 4.679% 11/25/2042	931,630	933,399
UCFC Home Equity Loan, Series 1998-D, Cl. MF1 6.905% 04/15/2030	144,604	145,110
Wachovia Mortgage Loan Trust LLC, Series 2005-WMC1, Class A1(e) 4.489% 10/25/2035	758,381	757,789
Washington Mutual MSC Mortgage Pass-Through Certificates, Series 2004-RA1, Class 2A 7.000% 03/25/2034	272,520	275,477
Washington Mutual, Inc., Series 2005-AR13, Class A1A1 4.669% 10/25/2045	880,796	880,796
Washington Mutual, Inc., Series 2005-AR15, Class A1A2 4.980% 11/25/2045	791,330	789,444
Washington Mutual, Inc., Series 2005-AR19, Class A1A2 4.660% 12/25/2045	1,000,000	999,800

	Principal Amount	Market Value
Washington Mutual, Inc., Series 2005-AR9, Class A1A(e) 4.699% 07/25/2045	$863,241	$864,115
TOTAL NON-U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $19,025,892)		18,797,270
SOVEREIGN DEBT OBLIGATIONS — 2.0%
Canada Government CAD(f) 4.000% 12/01/2031	236,404	315,613
Queensland Treasury Corp. AUD(f) 6.000% 06/14/2011	620,000	468,991
Republic of Brazil 5.250% 04/15/2012	107,060	105,722
Republic of Brazil 8.875% 04/15/2024	14,000	15,610
Republic of Brazil 11.000% 08/17/2040	260,000	335,140
Republic of Brazil 12.250% 03/06/2030	130,000	187,525
Republic of Colombia 8.125% 05/21/2024	50,000	54,000
Republic of Colombia 11.750% 02/25/2020	100,000	138,250
Republic of Panama 7.125% 01/29/2026	130,000	131,625
Republic of Panama 8.875% 09/30/2027	20,000	23,800
Republic of Panama 9.375% 01/16/2023	40,000	50,100
Republic of Peru 5.000% 03/07/2017	98,400	94,218
Republic of Peru 8.750% 11/21/2033	130,000	146,250
Russian Federation 5.000% 03/31/2030	905,000	1,021,655
United Mexican States(e) 7.500% 04/08/2033	450,000	532,800
United Mexican States(e) 8.300% 08/15/2031	120,000	154,200
United Mexican States(e) 8.375% 01/14/2011	40,000	45,600
United Mexican States(e) 11.500% 05/15/2026	340,000	555,900
TOTAL SOVEREIGN DEBT OBLIGATIONS (Cost $3,919,059)		4,376,999

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Balanced Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
U.S. GOVERNMENT AGENCY OBLIGATIONS — 18.4%
Federal Home Loan Bank — 0.0%
Federal Home Loan Bank(e) 4.125% 04/18/2008	$110,000	$108,363
Federal Home Loan Mortgage Corporation (FHLMC) — 1.6%
Pass-Through Securities
FHLMC 4.125% 10/18/2010	50,000	48,711
FHLMC 4.375% 11/16/2007	200,000	198,829
FHLMC(e) 4.650% 10/10/2013	760,000	734,033
FHLMC 5.000% 08/01/2020- 10/01/2035	2,062,036	2,030,225
FHLMC 5.625% 11/23/2035	360,000	363,783
FHLMC(e) 6.750% 09/15/2029	100,000	124,615
		3,500,196
Federal National Mortgage Association (FNMA) — 12.9%
Pass-Through Securities
FNMA 2.728% 11/01/2035	199,829	205,432
FNMA(e) 2.800% 03/01/2019	20,000	19,942
FNMA(e) 3.000% 04/26/2019	440,000	437,609
FNMA(e) 3.310% 01/26/2007	220,000	216,680
FNMA 3.400% 11/01/2035	99,702	102,506
FNMA 4.065% 11/01/2035	198,340	203,957
FNMA 4.495% 11/01/2035	199,648	205,291
FNMA 4.500% 10/15/2008	210,000	208,974
FNMA(e) 4.610% 10/10/2013	760,000	732,910
FNMA 4.750% 12/15/2010	120,000	120,059
FNMA 4.809% 11/01/2035	199,683	205,362
FNMA 5.000% 11/01/2035	694,895	673,207

	Principal Amount	Market Value
FNMA 5.500% 08/01/2035- 09/01/2035	$679,160	$672,688
FNMA 6.500% 12/01/2034	284,654	292,759
FNMA TBA(g) 4.500% 01/01/2036	300,000	282,422
FNMA TBA(g) 5.000% 01/01/2036	7,300,000	7,070,735
FNMA TBA(g) 5.500% 01/01/2021- 01/01/2036	10,900,000	10,839,812
FNMA TBA(g) 6.000% 10/01/2035- 01/01/2036	3,798,497	3,832,667
FNMA TBA(g) 6.500% 01/01/2036	2,100,000	2,153,156
		28,476,168
Government National Mortgage Association (GNMA) — 3.9%
Pass-Through Securities
GNMA 5.000% 05/15/2034- 11/15/2035	3,847,466	3,803,991
GNMA 6.000% 02/15/2032- 03/15/2033	1,425,419	1,462,709
GNMA TBA(g) 5.000% 01/01/2036	1,190,000	1,173,823
GNMA TBA(g) 6.000% 01/01/2036	2,000,000	2,046,719
GNMA TBA(g) 6.500% 01/01/2036	100,000	104,281
		8,591,523
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $40,518,987)		40,676,250
U.S. TREASURY OBLIGATIONS — 7.8%
U.S. Treasury Bonds — 3.2%
U.S. Treasury Bond(e) 5.250% 02/15/2029	340,000	371,078
U.S. Treasury Bond(b) (e) 6.250% 08/15/2023	20,000	23,888
U.S. Treasury Bond(e) 6.250% 05/15/2030	2,160,000	2,682,787
U.S. Treasury Inflation Index(e) 1.625% 01/15/2015	93,879	90,491
U.S. Treasury Inflation Index(e) 1.875% 07/15/2015	92,158	90,675

	Principal Amount	Market Value
U.S. Treasury Inflation Index(e) 2.375% 01/15/2025	$1,363,079	$1,434,768
U.S. Treasury Inflation Index(e) 3.875% 04/15/2029	1,768,892	2,389,647
		7,083,334
U.S. Treasury Notes — 4.0%
U.S. Treasury Inflation Index(e) 0.875% 04/15/2010	714,925	679,905
U.S. Treasury Inflation Index(e) 2.000% 01/15/2014	711,434	707,543
U.S. Treasury Inflation Index(e) 3.625% 01/15/2008	258,901	265,899
U.S. Treasury Inflation Index(e) 3.875% 01/15/2009	170,027	178,701
U.S. Treasury Note(e) 2.875% 11/30/2006	1,230,000	1,212,991
U.S. Treasury Note(e) 3.000% 12/31/2006	130,000	128,202
U.S. Treasury Note(b) (e) 3.000% 02/15/2008	720,000	699,694
U.S. Treasury Note(b) (e) 3.125% 01/31/2007	570,000	562,073
U.S. Treasury Note(e) 3.125% 05/15/2007	10,000	9,828
U.S. Treasury Note(e) 3.375% 10/15/2009	270,000	260,761
U.S. Treasury Note(e) 3.500% 08/15/2009	535,000	519,493
U.S. Treasury Note(e) 3.625% 04/30/2007	200,000	197,922
U.S. Treasury Note(e) 3.750% 05/15/2008	450,000	443,602
U.S. Treasury Note(b) (e) 3.875% 07/31/2007	120,000	119,025
U.S. Treasury Note(b) 3.875% 02/15/2013	130,000	126,019
U.S. Treasury Note 4.125% 08/15/2010	540,000	534,811
U.S. Treasury Note(b) 4.375% 11/15/2008	60,000	60,014
U.S. Treasury Note(b) 4.500% 11/15/2010	2,140,000	2,151,870
U.S. Treasury Note(b) 4.500% 11/15/2015	100,000	100,844
		8,959,197

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Balanced Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
U.S. Treasury Strips — 0.6%
U.S. Treasury Strips(e) 0.000% 11/15/2021	$2,410,000	$1,157,862
U.S. Treasury Strips(e) 0.000% 11/15/2027	250,000	91,796
		1,249,658
TOTAL U.S. TREASURY OBLIGATIONS (Cost $17,201,212)		17,292,189
TOTAL BONDS & NOTES (Cost $100,633,895)		100,694,857
OPTIONS — 0.2%
90 Day Eurodollar Futures, December 2006 Call, Expires 12/18/2006, Strike 94.5	70,000	51,625
90 Day Eurodollar Futures, June 2006 Call, Expires 6/19/2006, Strike 95	25,000	5,562
90 Day Eurodollar Futures, March 2006 Call, Expires 3/13/2006, Strike 95.5	22,500	225
90 Day Eurodollar Futures, September 2006 Call, Expires 9/18/2006, Strike 94.5	42,500	28,475
Eurodollar Future Options, June 2006 Call, Expires 6/19/2006, Strike 94.5	172,500	112,988
Eurodollar Future Options, June 2006 Put, Expires 6/19/2006, Strike 94	15,000	38
Eurodollar Future Options, March 2006 Call, Expires 3/13/2006, Strike 95	347,500	79,056
U.S. 10 Year Future Options, March 2006 Call, Expires 2/24/2006, Strike 109	5,000	5,234
U.S. 5 Year Future Options, March 2006 Call, Expires 2/24/2006, Strike 103	29,000	96,969

	Principal Amount	Market Value
U.S. 5 Year Future Options, March 2006 Call, Expires 2/24/2006, Strike 106.5	$6,000	$2,719
TOTAL OPTIONS (Cost $502,418)		382,891
TOTAL LONG TERM INVESTMENTS (Cost $217,930,884)		228,300,316
SHORT-TERM INVESTMENTS — 19.0%
Cash Equivalents — 10.3%(l)
Abbey National PLC Eurodollar Time Deposit 4.290% 01/11/2006	480,307	480,307
American Beacon Money Market Fund(h)	206,531	206,531
Bank of America 4.230% 01/20/2006	504,322	504,322
Bank of America 4.270% 01/17/2006	369,574	369,574
Bank of Montreal Eurodollar Time Deposit 4.300% 01/19/2006	960,614	960,614
Bank of Nova Scotia Eurodollar Time Deposit 4.250% 01/27/2006	480,306	480,306
Barclays 4.313% 01/17/2006	493,159	493,159
Barclays Eurodollar Time Deposit 4.300% 01/31/2006	480,306	480,306
Barclays Eurodollar Time Deposit 4.410% 02/27/2006	240,153	240,153
BGI Institutional Money Market Fund(h)	768,490	768,490
Branch Banker & Trust Eurodollar Time Deposit 4.260% 01/11/2006	240,153	240,153
Calyon Eurodollar Time Deposit 4.335% 02/06/2006	480,306	480,306
Dexia Group Eurodollar Time Deposit 4.230% 01/20/2006	480,306	480,306
Dexia Group Eurodollar Time Deposit 4.265% 01/27/2006	480,306	480,306
Federal Home Loan Bank Discount Note 4.186% 01/25/2006	286,905	286,905

	Principal Amount	Market Value
First Tennessee National Corp. Eurodollar Time Deposit 4.290% 01/13/2006	$960,613	$960,613
Fortis Bank Eurodollar Time Deposit 4.280% 01/12/2006	480,306	480,306
Fortis Bank Eurodollar Time Deposit 4.300% 01/04/2006	480,306	480,306
Fortis Bank Eurodollar Time Deposit 4.350% 01/03/2006	480,306	480,306
Freddie Mac Discount Note 4.234% 01/30/2006	385,708	385,708
General Electric Capital Corp. 4.274% 01/23/2006	955,170	955,170
Goldman Sachs Financial Square Prime Obligations Money Market Fund(h)	352,413	352,413
Merrimac Cash Fund, Premium Class(h)	76,849	76,849
Morgan Stanley Dean Witter & Co. 4.330% 01/13/2006	960,613	960,613
National Australia Bank Eurodollar Time Deposit 4.156% 01/03/2006	1,565,608	1,565,608
Rabobank Nederland Eurodollar Time Deposit 4.150% 01/03/2006	624,398	624,398
Rabobank Nederland Eurodollar Time Deposit 4.210% 01/19/2006	768,490	768,490
Royal Bank of Canada Eurodollar Time Deposit 4.220% 01/20/2006	240,153	240,153
Royal Bank of Canada Eurodollar Time Deposit 4.250% 01/24/2006	480,306	480,306
Royal Bank of Scotland Eurodollar Time Deposit 4.250% 01/23/2006	480,306	480,306
Royal Bank of Scotland Eurodollar Time Deposit 4.300% 01/31/2006	720,459	720,459
Skandinaviska Enskilda Banken AB Eurodollar Time Deposit 4.230% 01/03/2006	240,153	240,153

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Balanced Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Skandinaviska Enskilda Banken AB Eurodollar Time Deposit 4.300% 01/17/2006	$672,429	$672,429
Societe Generale Eurodollar Time Deposit 4.280% 01/30/2006	480,306	480,306
Societe Generale Eurodollar Time Deposit 4.280% 01/31/2006	480,306	480,306
Svenska Handlesbanken Eurodollar Time Deposit 4.100% 01/03/2006	548,135	548,135
The Bank of the West Eurodollar Time Deposit 4.290% 01/25/2006	768,490	768,490
Toronto Dominion Bank Eurodollar Time Deposit 4.300% 01/23/2006	480,306	480,306
UBS AG Eurodollar Time Deposit 4.255% 01/18/2006	240,153	240,153
UBS AG Eurodollar Time Deposit 4.260% 01/10/2006	480,306	480,306
Wells Fargo Eurodollar Time Deposit 4.270% 01/03/2006	403,457	403,457
Wells Fargo Eurodollar Time Deposit 4.300% 01/18/2006	960,613	960,613
		22,718,396
Commercial Paper — 0.4%
Toyota Motor Credit Corp. 4.110% 01/23/2006	900,000	897,637
Discount Notes — 0.0%
FNMA(i) 4.303% 05/16/2006	90,000	88,537
Repurchase Agreement — 7.9%
Investors Bank & Trust Company Repurchase Agreement, dated 12/30/2005, 3.02%, due 01/03/2006(j)	17,405,050	17,405,050

	Principal Amount	Market Value
Time Deposit — 0.4%
Federal Home Loan Bank(e) 4.015% 08/01/2006	$910,000	$910,000
TOTAL SHORT-TERM INVESTMENTS (At Amortized Cost)		42,019,620
TOTAL INVESTMENTS — 122.3% (Cost $259,950,504)(k)		270,319,936
Other Assets/ (Liabilities) — (22.3%)		(49,312,110)
NET ASSETS — 100.0%		$221,007,826

Notes to Portfolio of Investments

ADR - American Depository Receipt

AUD - Australian Dollar

CAD - Canadian Dollar

EUR - Euro

GBP - British Pound

GDR - Global Depository Receipt

JPY - Japanese Yen

MTN - Medium Term Note

TBA - To be announced

(a)  Non-income producing security.

(b)  Denotes all or a portion of security on loan. (Note 2).

(c)  This security is valued in good faith under procedures established by the board of trustees.

(d)  Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2005, these securities amounted to a value of $3,466,291 or 1.6% of net assets.

(e)  All or a portion of this security is segregated to cover forward purchase commitments. (Note 2).

(f)  The principal amount of the security is in foreign currency. The market value is in U.S. dollars.

(g)  A portion of this security is purchased on a forward commitment basis. (Note 2).

(h)  Amount represents shares owned of the fund.

(i)  This security is held as collateral for open futures contracts. (Note 2).

(j)  Maturity value of $17,410,890. Collaterized by U.S. Government Agency obligation with a rate of 5.178%, maturity date of 01/01/2036, and an aggregate market value, including accrued interest, of $18,275,302.

(k)  See Note 6 for aggregrate cost for Federal tax purposes.

(l)  Represents investments of security lending collateral. (Note 2).

The accompanying notes are an integral part of the financial statements.

MassMutual Select Diversified Value Fund – Portfolio of Investments

December 31, 2005

	Number of Shares	Market Value
EQUITIES — 94.7%
COMMON STOCK
Advertising — 0.5%
Interpublic Group of Companies, Inc.(a) (b)	159,600	$1,540,140
Aerospace & Defense — 1.9%
Boeing Co.	25,000	1,756,000
Goodrich Corp.	33,900	1,393,290
Northrop Grumman Corp.	42,000	2,524,620
		5,673,910
Apparel, Textiles & Shoes — 0.7%
Limited Brands	61,800	1,381,230
Nordstrom, Inc.(b)	22,200	830,280
		2,211,510
Automotive & Parts — 2.0%
American Axle & Manufacturing Holdings, Inc.(b)	15,700	287,781
Autoliv, Inc.	32,300	1,467,066
BorgWarner, Inc.	16,200	982,206
Cooper Tire & Rubber Co.(b)	20,600	315,592
Dana Corp.	39,600	284,328
Lear Corp.(b)	21,800	620,428
Magna International, Inc. Cl. A(b)	11,800	849,482
Toyota Motor Corp., Sponsored ADR (Japan)(b)	11,900	1,244,978
		6,051,861
Banking, Savings & Loans — 13.8%
Bank of America Corp.(b)	226,100	10,434,515
Comerica, Inc.	30,600	1,736,856
Fannie Mae	55,900	2,728,479
Freddie Mac	40,600	2,653,210
JP Morgan Chase & Co.	169,488	6,726,979
KeyCorp	43,000	1,415,990
Mellon Financial Corp.	24,500	839,125
National City Corp.	68,500	2,299,545
SunTrust Banks, Inc.	24,500	1,782,620
U.S. Bancorp	50,200	1,500,478
Wachovia Corp.	86,400	4,567,104
Washington Mutual, Inc.	54,500	2,370,750
Wells Fargo & Co.	44,600	2,802,218
		41,857,869

	Number of Shares	Market Value
Beverages — 1.4%
The Coca-Cola Co.	71,800	$2,894,258
PepsiCo, Inc.	20,900	1,234,772
		4,129,030
Broadcasting, Publishing & Printing — 2.4%
Comcast Corp. Cl. A(a) (b)	61,700	1,601,732
Liberty Media Corp. Cl. A(a)	48,000	377,760
Time Warner, Inc.	250,225	4,363,924
Viacom, Inc. Cl. B	28,700	935,620
		7,279,036
Building Materials & Construction — 0.7%
Martin Marietta Materials, Inc.	8,500	652,120
Masco Corp.	23,100	697,389
Vulcan Materials Co.(b)	9,700	657,175
		2,006,684
Chemicals — 1.6%
Du Pont (E.I.) de Nemours & Co.	29,900	1,270,750
Hercules, Inc.(a)	32,500	367,250
The Lubrizol Corp.	24,000	1,042,320
PPG Industries, Inc.	35,000	2,026,500
		4,706,820
Communications — 1.9%
ADC Telecommunications, Inc.(a)	35,200	786,368
American Tower Corp. Cl. A(a)	19,700	533,870
Crown Castle International Corp.(a)	51,700	1,391,247
Nokia Oyj Sponsored ADR (Finland)	72,600	1,328,580
Nortel Networks Corp.(a)	180,400	552,024
Tellabs, Inc.(a)	111,800	1,218,620
		5,810,709
Computers & Information — 0.8%
International Business Machines Corp.	8,000	657,600
Solectron Corp.(a)	287,375	1,051,792
Tech Data Corp.(a)	17,200	682,496
		2,391,888
Computers & Office Equipment — 2.3%
Electronic Data Systems Corp.	60,400	1,452,016
Hewlett-Packard Co.	193,352	5,535,668
		6,987,684

	Number of Shares	Market Value
Containers — 0.6%
Crown Holdings, Inc.(a)	4,200	$82,026
Owens-Illinois, Inc.(a)	47,000	988,880
Smurfit-Stone Container Corp.(a)	52,900	749,593
		1,820,499
Cosmetics & Personal Care — 0.7%
Kimberly-Clark Corp.	37,300	2,224,945
Electric Utilities — 3.2%
Alliant Energy Corp.	9,700	271,988
American Electric Power Co.	40,500	1,502,145
Constellation Energy Group, Inc.	32,300	1,860,480
Edison International	49,100	2,141,251
Entergy Corp.	30,700	2,107,555
Northeast Utilities	40,600	799,414
Pinnacle West Capital Corp.(b)	20,700	855,945
		9,538,778
Electrical Equipment & Electronics — 3.4%
Agere Systems, Inc.(a)	71,100	917,190
Arrow Electronics, Inc.(a)	34,100	1,092,223
Celestica, Inc.(a)	55,700	588,192
Flextronics International Ltd.(a) (b)	92,200	962,568
General Electric Co.	118,000	4,135,900
Hubbell, Inc. Cl. B(b)	16,300	735,456
Intel Corp.	49,700	1,240,512
Sanmina-SCI Corp.(a)	154,500	658,170
		10,330,211
Energy — 13.5%
BP PLC, Sponsored ADR (United Kingdom)	21,100	1,355,042
Chevron Corp.	86,200	4,893,574
ConocoPhillips	85,194	4,956,587
Diamond Offshore Drilling, Inc.(b)	18,000	1,252,080
Ensco International, Inc.	26,800	1,188,580
Exxon Mobil Corp.	281,100	15,789,387
GlobalSantaFe Corp.	28,400	1,367,460
Marathon Oil Corp.	42,700	2,603,419
Noble Corp.(b)	19,600	1,382,584
Occidental Petroleum Corp.	25,250	2,016,970
Rowan Companies, Inc.	33,500	1,193,940
Sempra Energy	31,800	1,425,912

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Select Diversified Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Total SA Sponsored ADR (France)(b)	8,900	$1,124,960
Xcel Energy, Inc.(b)	19,900	367,354
		40,917,849
Entertainment & Leisure — 0.2%
The Walt Disney Co.	23,800	570,486
Financial Services — 10.7%
Bear Stearns Companies, Inc.	11,500	1,328,595
Citigroup, Inc.	281,300	13,651,489
Countrywide Financial Corp.	47,600	1,627,444
The Goldman Sachs Group, Inc.	23,600	3,013,956
Huntington Bancshares, Inc.(b)	61,200	1,453,500
Lehman Brothers Holdings, Inc.	18,200	2,332,694
Merrill Lynch & Co., Inc.	65,000	4,402,450
Morgan Stanley	63,400	3,597,316
PNC Financial Services Group, Inc.	10,000	618,300
Waddell & Reed Financial, Inc. Cl. A	23,500	492,795
		32,518,539
Foods — 2.9%
Archer-Daniels-Midland Co.	72,700	1,792,782
Bunge Ltd.(b)	10,500	594,405
ConAgra Foods, Inc.(b)	78,000	1,581,840
General Mills, Inc.	34,400	1,696,608
The Kroger Co.(a)	83,500	1,576,480
Safeway, Inc.(b)	64,800	1,533,168
		8,775,283
Healthcare — 0.5%
GlaxoSmithKline PLC ADR (United Kingdom)	18,700	943,976
Tenet Healthcare Corp.(a)	76,700	587,522
		1,531,498
Home Construction, Furnishings & Appliances — 0.1%
Leggett & Platt, Inc.(b)	17,600	404,096
Household Products — 1.9%
The Clorox Co.	25,700	1,462,073
Corning, Inc.(a)	79,050	1,554,123
Newell Rubbermaid, Inc.	56,700	1,348,326
Unilever NV NY Shares (Netherlands)	20,600	1,414,190
		5,778,712

	Number of Shares	Market Value
Industrial – Diversified — 2.0%
Cooper Industries Ltd. Cl. A	17,200	$1,255,600
Eaton Corp.	23,600	1,583,324
SPX Corp.	22,100	1,011,517
Textron, Inc.	21,000	1,616,580
Tyco International Ltd.	17,200	496,392
		5,963,413
Insurance — 8.3%
ACE Ltd.	11,000	587,840
Allstate Corp.	29,400	1,589,658
American International Group, Inc.	100,800	6,877,584
Chubb Corp.	16,200	1,581,930
Genworth Financial, Inc. Cl. A	50,900	1,760,122
The Hartford Financial Services Group, Inc.	25,600	2,198,784
Metlife, Inc.	45,675	2,238,075
MGIC Investment Corp.(b)	13,700	901,734
PartnerRe Ltd.(b)	6,500	426,855
Prudential Financial, Inc.	18,100	1,324,739
RenaissanceRe Holdings Ltd.	21,000	926,310
St. Paul Travelers Companies	63,024	2,815,282
UnumProvident Corp.	46,300	1,053,325
XL Capital Ltd. Cl. A	13,700	923,106
		25,205,344
Metals & Mining — 1.1%
Alcoa, Inc.	10,300	304,571
Crane Co.	16,500	581,955
Nucor Corp.	12,500	834,000
United States Steel Corp.	33,900	1,629,573
		3,350,099
Pharmaceuticals — 5.4%
Abbott Laboratories	4,800	189,264
Bristol-Myers Squibb Co.	22,300	512,454
Eli Lilly & Co.(b)	28,900	1,635,451
Medco Health Solutions, Inc.(a)	35,000	1,953,000
Merck & Co., Inc.	129,100	4,106,671
Pfizer, Inc.	306,800	7,154,576
Wyeth	19,300	889,151
		16,440,567
Prepackaged Software — 0.5%
Microsoft Corp.	56,200	1,469,630
Restaurants — 0.9%
McDonald's Corp.	78,000	2,630,160

	Number of Shares	Market Value
Retail — 1.0%
Office Depot, Inc.(a)	60,700	$1,905,980
Target Corp.	19,700	1,082,909
		2,988,889
Telephone Utilities — 3.7%
AT&T, Inc.	64,900	1,589,401
BellSouth Corp.	22,800	617,880
Sprint Nextel Corp.	140,250	3,276,240
Verizon Communications, Inc.	184,900	5,569,188
		11,052,709
Tobacco — 2.3%
Altria Group, Inc.	79,200	5,917,824
UST, Inc.(b)	27,900	1,139,157
		7,056,981
Toys, Games — 0.2%
Mattel, Inc.	47,100	745,122
Transportation — 1.6%
Burlington Northern Santa Fe Corp.	19,800	1,402,236
CSX Corp.	30,400	1,543,408
Norfolk Southern Corp.	45,500	2,039,765
		4,985,409
TOTAL EQUITIES (Cost $244,411,543)		286,946,360
	Principal Amount
SHORT-TERM INVESTMENTS — 13.7%
Cash Equivalents — 8.6%(d)
Abbey National PLC Eurodollar Time Deposit 4.290% 01/11/2006	$553,058	553,058
American Beacon Money Market Fund(c)	237,813	237,813
Bank of America 4.230% 01/20/2006	580,705	580,705
Bank of America 4.270% 01/17/2006	425,548	425,548
Bank of Montreal Eurodollar Time Deposit 4.300% 01/19/2006	1,106,105	1,106,105
Bank of Nova Scotia Eurodollar Time Deposit 4.250% 01/27/2006	553,052	553,052
Barclays 4.313% 01/17/2006	567,853	567,853

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Select Diversified Value Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Barclays Eurodollar Time Deposit 4.300% 01/31/2006	$553,052	$553,052
Barclays Eurodollar Time Deposit 4.410% 02/27/2006	276,526	276,526
BGI Institutional Money Market Fund(c)	884,884	884,884
Branch Banker & Trust Eurodollar Time Deposit 4.260% 01/11/2006	276,526	276,526
Calyon Eurodollar Time Deposit 4.335% 02/06/2006	553,052	553,052
Dexia Group Eurodollar Time Deposit 4.230% 01/20/2006	553,052	553,052
Dexia Group Eurodollar Time Deposit 4.265% 01/27/2006	553,052	553,052
Federal Home Loan Bank Discount Note 4.186% 01/25/2006	330,358	330,358
First Tennessee National Corp. Eurodollar Time Deposit 4.290% 01/13/2006	1,106,105	1,106,105
Fortis Bank Eurodollar Time Deposit 4.280% 01/12/2006	553,052	553,052
Fortis Bank Eurodollar Time Deposit 4.300% 01/04/2006	553,052	553,052
Fortis Bank Eurodollar Time Deposit 4.350% 01/03/2006	553,052	553,052
Freddie Mac Discount Note 4.234% 01/30/2006	444,126	444,126
General Electric Capital Corp. 4.274% 01/23/2006	1,099,837	1,099,837
Goldman Sachs Financial Square Prime Obligations Money Market Fund(c)	405,789	405,789
Merrimac Cash Fund, Premium Class(c)	88,488	88,488
Morgan Stanley Dean Witter & Co. 4.330% 01/13/2006	1,106,105	1,106,105
National Australia Bank Eurodollar Time Deposit 4.156% 01/03/2006	1,802,731	1,802,731

	Principal Amount	Market Value
Rabobank Nederland Eurodollar Time Deposit 4.150% 01/03/2006	$718,968	$718,968
Rabobank Nederland Eurodollar Time Deposit 4.210% 01/19/2006	884,884	884,884
Royal Bank of Canada Eurodollar Time Deposit 4.220% 01/20/2006	276,526	276,526
Royal Bank of Canada Eurodollar Time Deposit 4.250% 01/24/2006	553,052	553,052
Royal Bank of Scotland Eurodollar Time Deposit 4.250% 01/23/2006	553,052	553,052
Royal Bank of Scotland Eurodollar Time Deposit 4.300% 01/31/2006	829,579	829,579
Skandinaviska Enskilda Banken AB Eurodollar Time Deposit 4.230% 01/03/2006	276,526	276,526
Skandinaviska Enskilda Banken AB Eurodollar Time Deposit 4.300% 01/17/2006	774,273	774,273
Societe Generale Eurodollar Time Deposit 4.280% 01/30/2006	553,052	553,052
Societe Generale Eurodollar Time Deposit 4.280% 01/31/2006	553,052	553,052
Svenska Handlesbanken Eurodollar Time Deposit 4.100% 01/03/2006	631,154	631,154
The Bank of the West Eurodollar Time Deposit 4.290% 01/25/2006	884,884	884,884
Toronto Dominion Bank Eurodollar Time Deposit 4.300% 01/23/2006	553,052	553,052
UBS AG Eurodollar Time Deposit 4.255% 01/18/2006	276,526	276,526
UBS AG Eurodollar Time Deposit 4.260% 01/10/2006	553,052	553,052
Wells Fargo Eurodollar Time Deposit 4.270% 01/03/2006	464,564	464,564
Wells Fargo Eurodollar Time Deposit 4.300% 01/18/2006	1,106,105	1,106,105
		26,159,274

	Principal Amount	Market Value
Repurchase Agreement — 5.1%
Investors Bank & Trust Company Repurchase Agreement, dated 12/30/2005, 3.02%, due 01/03/2006(e)	$15,423,670	$15,423,670
TOTAL SHORT-TERM INVESTMENTS (At Amortized Cost)		41,582,944
TOTAL INVESTMENTS — 108.4% (Cost $285,994,487)(f)		328,529,304
Other Assets/ (Liabilities) — (8.4%)		(25,572,997)
NET ASSETS — 100.0%		$302,956,307

Notes to Portfolio of Investments

ADR - American Depository Receipt

(a)  Non-income producing security.

(b)  Denotes all or a portion of security on loan. (Note 2).

(c)  Amount represents shares owned of the fund.

(d)  Represents investments of security lending collateral. (Note 2).

(e)  Maturity value of $15,428,846. Collateralized by U.S. Government Agency obligation with a rate of 4.16%, maturity date of 04/01/2034, and aggregate market value, including accrued interest, of $16,194,854.

(f)  See Note 6 for aggregate cost for Federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Fundamental Value Fund – Portfolio of Investments

December 31, 2005

	Number of Shares	Market Value
EQUITIES — 98.3%
COMMON STOCK
Aerospace & Defense — 2.3%
General Dynamics Corp.	195,100	$22,251,155
Air Transportation — 1.9%
Southwest Airlines Co.	1,167,100	19,175,453
Apparel, Textiles & Shoes — 1.1%
Nike, Inc. Cl. B	126,400	10,970,256
Banking, Savings & Loans — 14.0%
Bank of America Corp.(a)	752,600	34,732,490
Golden West Financial Corp.(a)	440,200	29,053,200
JP Morgan Chase & Co.	694,336	27,558,196
National City Corp.	296,300	9,946,791
SunTrust Banks, Inc.	127,800	9,298,728
U.S. Bancorp	319,400	9,546,866
Washington Mutual, Inc.	110,400	4,802,400
Wells Fargo & Co.	222,800	13,998,524
		138,937,195
Beverages — 1.4%
PepsiCo, Inc.	226,700	13,393,436
Broadcasting, Publishing & Printing — 3.4%
Comcast Corp. Cl. A(a) (b)	453,900	11,783,244
Gannett Co., Inc.(a)	100,700	6,099,399
Time Warner, Inc.	870,100	15,174,544
		33,057,187
Chemicals — 3.2%
Dow Chemical Co.	307,900	13,492,178
Du Pont (E.I.) de Nemours & Co.	315,500	13,408,750
Huntsman Corp.(b)	274,100	4,720,002
		31,620,930
Communications Equipment — 0.7%
Motorola, Inc.	313,400	7,079,706
Computers & Office Equipment — 0.2%
Pitney Bowes, Inc.	54,800	2,315,300
Cosmetics & Personal Care — 1.0%
Kimberly-Clark Corp.	166,900	9,955,585
Electric Utilities — 8.8%
Consolidated Edison, Inc.(a)	211,400	9,794,162
Constellation Energy Group, Inc.	94,200	5,425,920
Dominion Resources, Inc.	175,650	13,560,180

	Number of Shares	Market Value
Entergy Corp.	62,900	$4,318,085
Exelon Corp.(a)	263,700	14,013,018
FPL Group, Inc.	205,200	8,528,112
PPL Corp.(a)	334,600	9,837,240
SCANA Corp.	229,700	9,045,586
Southern Co.(a)	136,700	4,720,251
TXU Corp.	162,400	8,150,856
		87,393,410
Electrical Equipment & Electronics — 2.4%
General Electric Co.	332,500	11,654,125
Rockwell Automation, Inc.	200,400	11,855,664
		23,509,789
Energy — 12.5%
ConocoPhillips	443,900	25,826,102
Exxon Mobil Corp.	817,000	45,890,890
GlobalSantaFe Corp.(a)	585,100	28,172,565
Occidental Petroleum Corp.	300,700	24,019,916
		123,909,473
Financial Services — 7.6%
Citigroup, Inc.	872,100	42,323,013
The Goldman Sachs Group, Inc.	178,800	22,834,548
PNC Financial Services Group, Inc.	158,600	9,806,238
		74,963,799
Foods — 3.0%
Campbell Soup Co.	330,100	9,827,077
Kellogg Co.	239,100	10,333,902
Safeway, Inc.(a)	399,200	9,445,072
		29,606,051
Insurance — 9.2%
ACE Ltd.	175,000	9,352,000
Allstate Corp.	176,500	9,543,355
American International Group, Inc.	355,400	24,248,942
Chubb Corp.	170,200	16,620,030
WellPoint, Inc.(b)	386,400	30,830,856
		90,595,183
Lodging — 1.0%
Host Marriott Corp. REIT	502,200	9,516,690
Machinery & Components — 3.7%
Caterpillar, Inc.(a)	626,800	36,210,236
Manufacturing — 1.0%
Applied Materials, Inc.(a)	559,900	10,044,606

	Number of Shares	Market Value
Medical Supplies — 1.8%
Baxter International, Inc.	349,000	$13,139,850
Beckman Coulter, Inc.	88,200	5,018,580
		18,158,430
Metals & Mining — 4.9%
Alcoa, Inc.	600,500	17,756,785
Cameco Corp.(a)	274,800	17,419,572
Precision Castparts Corp.	262,400	13,594,944
		48,771,301
Pharmaceuticals — 3.3%
Pfizer, Inc.	500,020	11,660,466
Wyeth	459,500	21,169,165
		32,829,631
Restaurants — 1.0%
McDonald's Corp.	286,200	9,650,664
Retail — 4.1%
CVS Corp.	1,225,900	32,388,278
Dollar General Corp.	442,500	8,438,475
		40,826,753
Telephone Utilities — 4.0%
AT&T, Inc.	744,028	18,221,246
BellSouth Corp.	347,900	9,428,090
Sprint Nextel Corp.	523,700	12,233,632
		39,882,968
Transportation — 0.8%
CSX Corp.	160,500	8,148,585
TOTAL EQUITIES (Cost $824,037,188)		972,773,772
	Principal Amount
SHORT-TERM INVESTMENTS — 12.8%
Cash Equivalents — 10.9%(d)
Abbey National PLC Eurodollar Time Deposit 4.290% 01/11/2006	$2,281,547	2,281,547
American Beacon Money Market Fund(c)	981,065	981,065
Bank of America 4.230% 01/20/2006	2,395,624	2,395,624
Bank of America 4.270% 01/17/2006	1,755,542	1,755,542
Bank of Montreal Eurodollar Time Deposit 4.300% 01/19/2006	4,563,094	4,563,094

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Select Fundamental Value Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Bank of Nova Scotia Eurodollar Time Deposit 4.250% 01/27/2006	$2,281,547	$2,281,547
Barclays 4.313% 01/17/2006	2,342,603	2,342,603
Barclays Eurodollar Time Deposit 4.300% 01/31/2006	2,281,547	2,281,547
Barclays Eurodollar Time Deposit 4.410% 02/27/2006	1,140,774	1,140,774
BGI Institutional Money Market Fund(c)	3,650,475	3,650,475
Branch Banker & Trust Eurodollar Time Deposit 4.260% 01/11/2006	1,140,774	1,140,774
Calyon Eurodollar Time Deposit 4.335% 02/06/2006	2,281,547	2,281,547
Dexia Group Eurodollar Time Deposit 4.230% 01/20/2006	2,281,547	2,281,547
Dexia Group Eurodollar Time Deposit 4.265% 01/27/2006	2,281,547	2,281,547
Federal Home Loan Bank Discount Note 4.186% 01/25/2006	1,362,850	1,362,850
First Tennessee National Corp. Eurodollar Time Deposit 4.290% 01/13/2006	4,563,094	4,563,094
Fortis Bank Eurodollar Time Deposit 4.280% 01/12/2006	2,281,547	2,281,547
Fortis Bank Eurodollar Time Deposit 4.300% 01/04/2006	2,281,547	2,281,547
Fortis Bank Eurodollar Time Deposit 4.350% 01/03/2006	2,281,547	2,281,547
Freddie Mac Discount Note 4.234% 01/30/2006	1,832,187	1,832,187
General Electric Capital Corp. 4.274% 01/23/2006	4,537,236	4,537,236
Goldman Sachs Financial Square Prime Obligations Money Market Fund(c)	1,674,033	1,674,033
Merrimac Cash Fund, Premium Class(c)	365,048	365,048

	Principal Amount	Market Value
Morgan Stanley Dean Witter & Co. 4.330% 01/13/2006	$4,563,094	$4,563,094
National Australia Bank Eurodollar Time Deposit 4.156% 01/03/2006	7,436,937	7,436,937
Rabobank Nederland Eurodollar Time Deposit 4.150% 01/03/2006	2,966,011	2,966,011
Rabobank Nederland Eurodollar Time Deposit 4.210% 01/19/2006	3,650,475	3,650,475
Royal Bank of Canada Eurodollar Time Deposit 4.220% 01/20/2006	1,140,774	1,140,774
Royal Bank of Canada Eurodollar Time Deposit 4.250% 01/24/2006	2,281,547	2,281,547
Royal Bank of Scotland Eurodollar Time Deposit 4.250% 01/23/2006	2,281,547	2,281,547
Royal Bank of Scotland Eurodollar Time Deposit 4.300% 01/31/2006	3,422,320	3,422,320
Skandinaviska Enskilda Banken AB Eurodollar Time Deposit 4.230% 01/03/2006	1,140,774	1,140,774
Skandinaviska Enskilda Banken AB Eurodollar Time Deposit 4.300% 01/17/2006	3,194,166	3,194,166
Societe Generale Eurodollar Time Deposit 4.280% 01/30/2006	2,281,547	2,281,547
Societe Generale Eurodollar Time Deposit 4.280% 01/31/2006	2,281,547	2,281,547
Svenska Handlesbanken Eurodollar Time Deposit 4.100% 01/03/2006	2,603,745	2,603,745
The Bank of the West Eurodollar Time Deposit 4.290% 01/25/2006	3,650,475	3,650,475
Toronto Dominion Bank Eurodollar Time Deposit 4.300% 01/23/2006	2,281,547	2,281,547
UBS AG Eurodollar Time Deposit 4.255% 01/18/2006	1,140,774	1,140,774
UBS AG Eurodollar Time Deposit 4.260% 01/10/2006	2,281,547	2,281,547

	Principal Amount	Market Value
Wells Fargo Eurodollar Time Deposit 4.270% 01/03/2006	$1,916,499	$1,916,499
Wells Fargo Eurodollar Time Deposit 4.300% 01/18/2006	4,563,094	4,563,094
		107,916,742
Repurchase Agreement — 1.9%
Investors Bank & Trust Company Repurchase Agreement, dated 12/30/2005, 3.02%, due 01/03/2006(e)	18,751,468	18,751,468
TOTAL SHORT-TERM INVESTMENTS (At Amortized Cost)		126,668,210
TOTAL INVESTMENTS — 111.1% (Cost $950,705,398)(f)		1,099,441,982
Other Assets/ (Liabilities) — (11.1%)		(109,601,805)
NET ASSETS — 100.0%		$989,840,177

Notes to Portfolio of Investments

(a)  Denotes all or a portion of security on loan. (Note 2).

(b)  Non-income producing security.

(c)  Amount represents shares owned of the fund.

(d)  Represents investments of security lending collateral. (Note 2).

(e)  Maturity value of $18,757,761. Collateralized by U.S. Government Agency obligations with a rate of 4.879%, and an aggregate market value, including accrued interest, of $19,689,042.

(f)  See Note 6 for aggregate cost for Federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Value Equity Fund – Portfolio of Investments

December 31, 2005

	Number of Shares	Market Value
EQUITIES — 98.8%
COMMON STOCK
Advertising — 0.8%
Clear Channel Outdoor Holdings, Inc. Cl. A(a)	5,000	$100,250
Lamar Advertising Co.(a)	12,100	558,294
Omnicom Group, Inc.	1,200	102,156
		760,700
Aerospace & Defense — 4.6%
Goodrich Corp.	8,600	353,460
Honeywell International, Inc.	97,150	3,618,837
Raytheon Co.	3,400	136,510
United Technologies Corp.	6,900	385,779
		4,494,586
Air Transportation — 0.8%
ACE Aviation Holdings, Inc., Cl. A	5,000	163,652
Airtran Holdings, Inc.(a) (b)	13,000	208,390
JetBlue Airways Corp.(a)	11,850	182,253
Southwest Airlines Co.	6,700	110,081
US Airways Group, Inc.(a) (b)	2,400	89,136
		753,512
Apparel, Textiles & Shoes — 0.3%
Deckers Outdoor Corp.(a) (b)	2,900	80,098
The Gymboree Corp.(a)	2,900	67,860
Under Armour, Inc. Class A(a) (b)	100	3,831
Urban Outfitters, Inc.(a) (b)	6,400	161,984
		313,773
Automotive & Parts — 0.2%
Ford Motor Co.	24,200	186,824
Banking, Savings & Loans — 8.1%
Banco Bradesco SA, Sponsored ADR (Brazil)(b)	9,800	285,670
Bank of America Corp.(b)	35,608	1,643,309
Fannie Mae	13,400	654,054
Freddie Mac	5,400	352,890
Golden West Financial Corp.(b)	2,300	151,800
Investors Financial Services Corp.	3,900	143,637
JP Morgan Chase & Co.	40,106	1,591,807
Korea Exchange Bank	25,790	356,179

	Number of Shares	Market Value
Sovereign Bancorp, Inc.	4,400	$95,128
State Street Corp.	12,200	676,368
UBS AG	2,800	266,420
UCBH Holdings, Inc.	12,948	231,510
W Holding Co., Inc.	6,885	56,664
Wachovia Corp.	19,757	1,044,355
Wells Fargo & Co.	6,300	395,829
		7,945,620
Beverages — 0.8%
The Coca-Cola Co.	9,450	380,929
Coca-Cola Enterprises, Inc.	9,600	184,032
Diageo PLC Sponsored ADR (United Kingdom)	2,300	134,090
PepsiCo, Inc.	1,800	106,344
		805,395
Broadcasting, Publishing & Printing — 2.0%
Clear Channel Communications, Inc.	8,450	265,752
Reader's Digest Association	6,000	91,320
Time Warner, Inc.	35,700	622,608
Univision Communications, Inc. Cl. A(a)	29,300	861,127
Viacom, Inc. Cl. B	4,279	139,495
		1,980,302
Building Materials & Construction — 0.3%
Martin Marietta Materials, Inc.	2,700	207,144
Masco Corp.	3,100	93,589
		300,733
Chemicals — 3.0%
Cabot Microelectronics Corp.(a)	3,200	93,856
Chemtura Corp.	6,300	80,010
Du Pont (E.I.) de Nemours & Co.	27,300	1,160,250
Georgia Gulf Corp.	5,000	152,100
Lyondell Chemical Co.(b)	19,505	464,609
Monsanto Co.	1,000	77,530
The Mosaic Co.(a) (b)	9,900	144,837
Nova Chemicals Corp.	1,700	56,780
Nova Chemicals Corp. (CAD)	1,700	56,828
Praxair, Inc.	7,300	386,608
Rockwood Holdings, Inc.(a)	6,500	128,245
Rohm & Haas Co.	2,700	130,734
		2,932,387

	Number of Shares	Market Value
Commercial Services — 3.9%
ABB, Ltd, Sponsored ADR (Switzerland)(a)	5,600	$54,432
Apollo Group, Inc. Cl. A(a)	3,400	205,564
The Brink's Co.	2,100	100,611
Dycom Industries, Inc.(a)	9,900	217,800
eBay, Inc.(a)	14,600	631,450
Ecolab, Inc.	5,000	181,350
Equifax, Inc.	2,600	98,852
Fluor Corp.	9,400	726,244
Jacobs Engineering Group, Inc.(a)	4,900	332,563
Live Nation(a)	1,056	13,837
PerkinElmer, Inc.	16,800	395,808
Robert Half International, Inc.(b)	10,470	396,708
Service Corp. International	23,800	194,684
Smiths Group PLC	16,500	297,718
		3,847,621
Communications — 1.1%
American Tower Corp. Cl. A(a) (b)	25,800	699,180
Nokia Oyj Sponsored ADR (Finland)	19,000	347,700
		1,046,880
Communications Equipment — 0.1%
Motorola, Inc.	6,400	144,576
Computer Integrated Systems Design — 0.0%
Enterasys Networks, Inc.(a)	86	1,142
Computer Programming Services — 0.3%
Ceridian Corp.(a)	11,700	290,745
Computer Related Services — 0.1%
IAC/InterActiveCorp(a)	3,450	97,670
Computers & Information — 1.9%
Cognos, Inc.(a)	2,000	69,420
Comverse Technology, Inc.(a)	13,950	370,931
EMC Corp.(a)	5,300	72,186
Extreme Networks, Inc.(a)	15,600	74,100
Jabil Circuit, Inc.(a)	4,900	181,741
Lexmark International, Inc.(a)	1,700	76,211
Palm Inc.(a) (b)	6,700	213,060
Seagate Technology(b)	19,400	387,806
Symbol Technologies, Inc.	22,900	293,578
Western Digital Corp.(a)	6,300	117,243
		1,856,276

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Select Value Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Computers & Office Equipment — 1.7%
Hewlett-Packard Co.	51,000	$1,460,130
Xerox Corp.(a)	14,300	209,495
		1,669,625
Containers — 0.8%
Crown Holdings, Inc.(a)	7,300	142,569
Owens-Illinois, Inc.(a)	12,700	267,208
Smurfit-Stone Container Corp.(a)	24,025	340,434
		750,211
Cosmetics & Personal Care — 1.3%
Avon Products, Inc.	7,200	205,560
Colgate-Palmolive Co.	19,200	1,053,120
		1,258,680
Data Processing & Preparation — 0.5%
First Data Corp.	7,900	339,779
IMS Health, Inc.	5,800	144,536
		484,315
Diversified Financial — 0.4%
Nomura Holdings, Inc.	18,400	355,011
Electric Utilities — 0.9%
AES Corp.(a)	9,000	142,470
CMS Energy Corp.(a) (b)	14,700	213,297
PG&E Corp.	6,100	226,432
PPL Corp.	6,600	194,040
TXU Corp.	1,450	72,776
		849,015
Electrical Equipment & Electronics — 6.1%
Altera Corp.(a)	4,900	90,797
Analog Devices, Inc.	4,700	168,589
Freescale Semiconductor, Inc. Cl. A(a)	9,500	239,305
General Electric Co.	80,850	2,833,793
Gentex Corp.	2,900	56,550
Hexcel Corp.(a)	5,600	101,080
Intel Corp.	18,600	464,256
Marvell Technology Group Ltd.(a)	1,000	56,090
Maxim Integrated Products, Inc.	5,850	212,004
Micron Technology, Inc.(a) (b)	10,300	137,093
PMC-Sierra, Inc.(a) (b)	8,100	62,451
Rockwell Automation, Inc.	5,300	313,548
Samsung Electronics Co., Limited	250	161,039
Sony Corp. Sponsored ADR (Japan)(b)	8,400	342,720
Trimble Navigation Ltd.(a)	5,150	182,774

	Number of Shares	Market Value
Vishay Intertechnology, Inc.(a)	18,000	$247,680
Wesco International, Inc.(a)	5,950	254,244
		5,924,013
Energy — 12.0%
Amerada Hess Corp.	2,300	291,686
Apache Corp.	2,800	191,856
BJ Services Co.	16,200	594,054
Chevron Corp.	15,416	875,166
ConocoPhillips	5,340	310,681
Devon Energy Corp.	1,500	93,810
El Paso Corp.	18,600	226,176
Exxon Mobil Corp.	46,500	2,611,905
GlobalSantaFe Corp.	10,300	495,945
Halliburton Co.(b)	23,900	1,480,844
Houston Exploration Co.(a) (b)	5,200	274,560
National Oilwell Varco, Inc.(a)	17,252	1,081,700
Noble Corp.(b)	2,900	204,566
Occidental Petroleum Corp.	3,750	299,550
Pride International, Inc.(a)	14,200	436,650
Quicksilver Resources, Inc.(a) (b)	14,000	588,140
Schlumberger Ltd.	7,000	680,050
Valero Energy Corp.	11,800	608,880
XTO Energy, Inc.	8,000	351,520
		11,697,739
Entertainment & Leisure — 0.9%
Leapfrog Enterprises, Inc.(a) (b)	13,800	160,770
Macrovision Corp.(a)	3,800	63,574
News Corp., Inc. Cl. A	9,082	141,225
The Walt Disney Co.	21,200	508,164
		873,733
Financial Services — 4.2%
Apartment Investment & Management Co. Cl. A(b)	4,890	185,184
Bear Stearns Companies, Inc.	1,100	127,083
Citigroup, Inc.	24,000	1,164,720
Doral Financial Corp.(b)	15,900	168,540
Equity Lifestyle Properties, Inc. REIT	2,300	102,350
IntercontinentalExchange, Inc.(a)	100	3,635
Lehman Brothers Holdings, Inc.	2,800	358,876
Merrill Lynch & Co., Inc.	13,500	914,355
Morgan Stanley	12,750	723,435

	Number of Shares	Market Value
Nuveen Investments, Inc. Cl. A(b)	2,450	$104,419
The Charles Schwab Corp.	18,100	265,527
		4,118,124
Foods — 1.3%
The Kroger Co.(a)	31,700	598,496
Nestle SA	805	240,082
Safeway, Inc.(b)	12,100	286,286
Tyson Foods, Inc. Cl. A(b)	11,200	191,520
		1,316,384
Forest Products & Paper — 0.3%
Packaging Corp. of America	14,400	330,480
Healthcare — 0.9%
Community Health Systems, Inc.(a)	3,600	138,024
Psychiatric Solutions, Inc.(a)	3,500	205,590
Sierra Health Services, Inc.(a)	1,800	143,928
UnitedHealth Group, Inc.	6,600	410,124
		897,666
Home Construction, Furnishings & Appliances — 0.3%
D.R. Horton, Inc.	4,200	150,066
KB Home	1,300	94,458
		244,524
Industrial – Diversified — 1.2%
3M Co.	1,200	93,000
ITT Industries, Inc.	1,400	143,948
Tyco International Ltd.	33,150	956,709
		1,193,657
Information Retrieval Services — 0.9%
Digital River, Inc.(a) (b)	2,000	59,480
Google, Inc. Cl. A(a)	1,300	539,318
WebMD Health Corp., Cl. A(a) (b)	3,300	95,865
Yahoo!, Inc.(a)	5,700	223,326
		917,989
Insurance — 10.2%
ACE Ltd.	20,400	1,090,176
American International Group, Inc.	64,600	4,407,658
Aspen Insurance Holdings Ltd.	7,700	182,259
Berkley (W.R.) Corp.	16,400	780,968
Chubb Corp.	500	48,825
Endurance Specialty Holdings, Ltd.	2,900	103,965

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Select Value Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
The Hartford Financial Services Group, Inc.(b)	12,100	$1,039,269
Hilb, Rogal & Hobbs Co.	7,600	292,676
Muenchener Rueckversicherungs AG	1,300	175,957
Navigators Group, Inc.(a)	1,000	43,610
PartnerRe Ltd.(b)	9,700	636,999
Platinum Underwriters Holdings Ltd.	4,300	133,601
Scottish Re Group Ltd.(b)	5,500	135,025
St. Paul Travelers Companies	9,700	433,299
Swiss Reinsurance	2,125	155,390
XL Capital Ltd. Cl. A(b)	4,700	316,686
		9,976,363
Internet Content — 0.2%
BEA Systems, Inc.(a)	18,400	172,960
Internet Software — 0.1%
Covad Communications Group, Inc.(a) (b)	72,692	71,238
Machinery & Components — 1.2%
Briggs & Stratton Corp.	1,900	73,701
Deere & Co.	4,650	316,712
FMC Technologies, Inc.(a) (b)	6,200	266,104
Smith International, Inc.	9,400	348,834
Watsco, Inc.	3,200	191,392
		1,196,743
Medical Supplies — 4.2%
Agilent Technologies, Inc.(a)	23,500	782,315
Allergan, Inc.(b)	1,800	194,328
Bard (C.R.), Inc.	2,300	151,616
Baxter International, Inc.	38,800	1,460,820
Cooper Cos., Inc.	1,500	76,950
Dionex Corp.(a)	2,700	132,516
Foxhollow Technologies, Inc.(a)	300	8,937
Medtronic, Inc.	5,000	287,850
Thermo Electron Corp.(a)	17,500	527,275
Varian, Inc.(a)	2,400	95,496
Waters Corp.(a)	9,850	372,330
		4,090,433
Metals & Mining — 2.1%
Alcoa, Inc.	8,100	239,517
Consol Energy, Inc.	1,600	104,288
Freeport-McMoRan Copper & Gold, Inc. Cl. B	4,700	252,860
International Coal Group, Inc.(a)	4,600	43,700

	Number of Shares	Market Value
Massey Energy Co.	5,800	$219,646
Newmont Mining Corp.	19,300	1,030,620
Watts Water Technologies, Inc. Cl. A	4,800	145,392
		2,036,023
Pharmaceuticals — 7.8%
Alnylam Pharmaceuticals, Inc.(a) (b)	14,600	195,056
Amgen, Inc.(a)	2,800	220,808
Biogen Idec, Inc.(a)	7,600	344,508
BioMarin Pharmaceuticals, Inc.(a)	16,800	181,104
Cephalon, Inc.(a) (b)	18,700	1,210,638
Connetics Corp.(a)	1,900	27,455
Genentech, Inc.(a)	1,400	129,500
ImClone Systems, Inc.(a) (b)	5,900	202,016
Inverness Medical Innovations, Inc.(a)	5,100	120,921
Johnson & Johnson	1,600	96,160
McKesson Corp.	2,100	108,339
MedImmune, Inc.(a)	9,200	322,184
Merck & Co., Inc.	24,000	763,440
Pfizer, Inc.	65,400	1,525,128
Schering-Plough Corp.	37,700	786,045
Serologicals Corp.(a) (b)	3,000	59,220
Teva Pharmaceutical Sponsored ADR (Israel)(b)	7,650	329,027
Wyeth	21,450	988,202
		7,609,751
Photography Equipment/Supplies — 1.0%
Eastman Kodak Co.(b)	41,500	971,100
Prepackaged Software — 1.7%
Emdeon Corp.(a) (b)	15,000	126,900
Microsoft Corp.	29,800	779,270
NAVTEQ Corp.(a)	6,100	267,607
Symantec Corp.(a)	16,800	294,000
TradeStation Group, Inc.(a)	14,200	175,796
		1,643,573
Real Estate — 0.7%
Equity Residential REIT	8,700	340,344
General Growth Properties, Inc. REIT	6,730	316,243
		656,587
Restaurants — 0.5%
McDonald's Corp.	11,200	377,664
Red Robin Gourmet Burgers, Inc.(a) (b)	2,500	127,400
		505,064

	Number of Shares	Market Value
Retail — 2.2%
Circuit City Stores, Inc.	4,600	$103,914
Coldwater Creek, Inc.(a)	6,600	201,498
CVS Corp.	3,900	103,038
Federated Department Stores, Inc.	3,900	258,687
The Home Depot, Inc.	17,300	700,304
Staples, Inc.	10,600	240,726
Walgreen Co.	2,600	115,076
Wal-Mart Stores, Inc.	8,300	388,440
		2,111,683
Telephone Utilities — 2.3%
AT&T, Inc.	39,500	967,355
Leap Wireless International, Inc.(a)	3,700	140,156
Mastec, Inc.(a)	8,800	92,136
Sprint Nextel Corp.	39,016	911,414
Verizon Communications, Inc.	6,000	180,720
		2,291,781
Tobacco — 1.4%
Altria Group, Inc.	18,600	1,389,792
Transportation — 1.1%
EGL, Inc.(a)	6,100	229,177
Norfolk Southern Corp.	13,450	602,964
OMI Corp.(b)	8,900	161,535
Overseas Shipholding Group, Inc.	1,400	70,546
		1,064,222
Travel — 0.1%
Expedia, Inc.(a)	3,450	82,662
TOTAL EQUITIES (Cost $85,641,465)		96,509,883
	Principal Amount
SHORT-TERM INVESTMENTS — 13.5%
Cash Equivalents — 12.5%(d)
Abbey National PLC Eurodollar Time Deposit 4.290% 01/11/2006	$258,680	258,680
American Beacon Money Market Fund(c)	111,230	111,230
Bank of America 4.230% 01/20/2006	271,608	271,608
Bank of America 4.270% 01/17/2006	199,038	199,038

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Select Value Equity Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Bank of Montreal Eurodollar Time Deposit 4.300% 01/19/2006	$517,348	$517,348
Bank of Nova Scotia Eurodollar Time Deposit 4.250% 01/27/2006	258,674	258,674
Barclays 4.313% 01/17/2006	265,597	265,597
Barclays Eurodollar Time Deposit 4.300% 01/31/2006	258,674	258,674
Barclays Eurodollar Time Deposit 4.410% 02/27/2006	129,337	129,337
BGI Institutional Money Market Fund(c)	413,879	413,879
Branch Banker & Trust Eurodollar Time Deposit 4.260% 01/11/2006	129,337	129,337
Calyon Eurodollar Time Deposit 4.335% 02/06/2006	258,674	258,674
Dexia Group Eurodollar Time Deposit 4.230% 01/20/2006	258,674	258,674
Dexia Group Eurodollar Time Deposit 4.265% 01/27/2006	258,674	258,674
Federal Home Loan Bank Discount Note 4.186% 01/25/2006	154,515	154,515
First Tennessee National Corp. Eurodollar Time Deposit 4.290% 01/13/2006	517,348	517,348
Fortis Bank Eurodollar Time Deposit 4.280% 01/12/2006	258,674	258,674
Fortis Bank Eurodollar Time Deposit 4.300% 01/04/2006	258,674	258,674
Fortis Bank Eurodollar Time Deposit 4.350% 01/03/2006	258,674	258,674
Freddie Mac Discount Note 4.234% 01/30/2006	207,727	207,727
General Electric Capital Corp. 4.274% 01/23/2006	514,417	514,417
Goldman Sachs Financial Square Prime Obligations Money Market Fund(c)	189,796	189,796
Merrimac Cash Fund, Premium Class(c)	41,388	41,388

	Principal Amount	Market Value
Morgan Stanley Dean Witter & Co. 4.330% 01/13/2006	$517,348	$517,348
National Australia Bank Eurodollar Time Deposit 4.156% 01/03/2006	843,175	843,175
Rabobank Nederland Eurodollar Time Deposit 4.150% 01/03/2006	336,277	336,277
Rabobank Nederland Eurodollar Time Deposit 4.210% 01/19/2006	413,879	413,879
Royal Bank of Canada Eurodollar Time Deposit 4.220% 01/20/2006	129,337	129,337
Royal Bank of Canada Eurodollar Time Deposit 4.250% 01/24/2006	258,674	258,674
Royal Bank of Scotland Eurodollar Time Deposit 4.250% 01/23/2006	258,674	258,674
Royal Bank of Scotland Eurodollar Time Deposit 4.300% 01/31/2006	388,011	388,011
Skandinaviska Enskilda Banken AB Eurodollar Time Deposit 4.230% 01/03/2006	129,337	129,337
Skandinaviska Enskilda Banken AB Eurodollar Time Deposit 4.300% 01/17/2006	362,144	362,144
Societe Generale Eurodollar Time Deposit 4.280% 01/30/2006	258,674	258,674
Societe Generale Eurodollar Time Deposit 4.280% 01/31/2006	258,674	258,674
Svenska Handlesbanken Eurodollar Time Deposit 4.100% 01/03/2006	295,204	295,204
The Bank of the West Eurodollar Time Deposit 4.290% 01/25/2006	413,879	413,879
Toronto Dominion Bank Eurodollar Time Deposit 4.300% 01/23/2006	258,674	258,674
UBS AG Eurodollar Time Deposit 4.255% 01/18/2006	129,337	129,337
UBS AG Eurodollar Time Deposit 4.260% 01/10/2006	258,674	258,674

	Principal Amount	Market Value
Wells Fargo Eurodollar Time Deposit 4.270% 01/03/2006	$217,286	$217,286
Wells Fargo Eurodollar Time Deposit 4.300% 01/18/2006	517,348	517,348
		12,235,243
Repurchase Agreement — 1.0%
Investors Bank & Trust Company Repurchase Agreement, dated 12/30/2005, 3.02%, due 01/03/2006(e)	956,947	956,947
TOTAL SHORT-TERM INVESTMENTS (At Amortized Cost)		13,192,190
TOTAL INVESTMENTS — 112.3% (Cost $98,833,655)(f)		109,702,073
Other Assets/ (Liabilities) — (12.3%)		(11,974,477)
NET ASSETS — 100.0%		$97,727,596

Notes to Portfolio of Investments

ADR - American Depository Receipt

CAD - Canadian Dollar

REIT - Real Estate Investment Trust

(a)  Non-income producing security.

(b)  Denotes all or a portion of security on loan. (Note 2).

(c)  Amount represents shares owned of the fund.

(d)  Represents investments of security lending collateral. (Note 2).

(e)  Maturity value of $957,268. Collateralized by U.S. Government Agency obligation with a rate of 4.879%, maturity date of 01/25/2033, and an aggregate market value, including accrued interest, of $1,004,795.

(f)  See Note 6 for aggregate cost for Federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Large Cap Value Fund – Portfolio of Investments

December 31, 2005

	Number of Shares	Market Value
EQUITIES — 98.2%
COMMON STOCK
Advertising — 0.3%
WPP Group PLC, Sponsored ADR (United Kingdom)	69,900	$3,774,600
Automotive & Parts — 1.4%
Harley-Davidson, Inc.(a)	390,800	20,122,292
Banking, Savings & Loans — 14.7%
Commerce Bancorp, Inc.(a)	229,600	7,900,536
Fifth Third Bancorp(a)	283,300	10,686,076
Golden West Financial Corp.	698,500	46,101,000
HSBC Holdings PLC	2,527,470	40,677,998
JP Morgan Chase & Co.	1,436,488	57,014,209
Lloyds TSB Group PLC Sponsored ADR (United Kingdom)(a)	260,800	8,815,040
State Street Corp.	50,500	2,799,720
Wells Fargo & Co.	554,300	34,826,669
		208,821,248
Beverages — 1.9%
Diageo PLC Sponsored ADR (United Kingdom)	292,200	17,035,260
Heineken Holding NV Cl. A	327,550	9,618,216
		26,653,476
Broadcasting, Publishing & Printing — 3.9%
Comcast Corp. Special, Cl. A(b)	1,448,700	37,217,103
Gannett Co., Inc.	76,600	4,639,662
Lagardere S.C.A. SA	170,000	13,077,119
		54,933,884
Building Materials & Construction — 1.5%
Martin Marietta Materials, Inc.	147,200	11,293,184
Vulcan Materials Co.	145,700	9,871,175
		21,164,359
Commercial Services — 5.5%
Block (H&R), Inc.(a)	822,000	20,180,100
Cosco Pacific, Limited	2,136,000	3,899,398
Dun & Bradstreet Corp.(b)	143,050	9,578,628
Iron Mountain, Inc.(b)	549,900	23,216,778
Moody's Corp.	344,400	21,153,048
		78,027,952

	Number of Shares	Market Value
Communications — 0.8%
Nokia Oyj Sponsored ADR (Finland)(a)	204,200	$3,736,860
NTL, Inc.(b)	48,600	3,308,688
SK Telecom Co., Limited. ADR (South Korea)(a)	248,800	5,048,152
		12,093,700
Computer Related Services — 0.2%
IAC/InterActiveCorp(b)	118,948	3,367,418
Computers & Information — 1.7%
Dell, Inc.(b)	438,400	13,147,616
Lexmark International, Inc.(b)	240,100	10,763,683
		23,911,299
Computers & Office Equipment — 0.6%
Hewlett-Packard Co.	281,300	8,053,619
Containers — 2.5%
Sealed Air Corp.(a) (b)	627,900	35,269,143
Cosmetics & Personal Care — 0.8%
Avon Products, Inc.	397,700	11,354,335
Energy — 10.5%
ConocoPhillips	599,892	34,901,717
Devon Energy Corp.	568,500	35,553,990
EOG Resources, Inc.	479,600	35,188,252
Occidental Petroleum Corp.	380,800	30,418,304
Transocean, Inc.(b)	181,700	12,662,673
		148,724,936
Financial Services — 14.6%
American Express Co.	1,328,800	68,380,048
Ameriprise Financial, Inc.	344,360	14,118,760
Berkshire Hathaway, Inc. Cl. A(b)	594	52,640,280
Centerpoint Properties Corp.(a)	453,898	22,458,873
Citigroup, Inc.	710,300	34,470,859
Morgan Stanley	158,900	9,015,986
Telewest Global, Inc.(b)	245,700	5,852,574
		206,937,380
Foods — 0.8%
The Hershey Co.(a)	197,600	10,917,400
Healthcare — 3.2%
Caremark Rx, Inc.(b)	338,200	17,515,378
HCA, Inc.	556,600	28,108,300
		45,623,678

	Number of Shares	Market Value
Household Products — 0.2%
Hunter Douglas NV	45,362	$2,467,290
Industrial – Diversified — 4.5%
Tyco International Ltd.	2,192,724	63,282,015
Insurance — 13.9%
American International Group, Inc.	1,056,800	72,105,464
Aon Corp.	326,300	11,730,485
Chubb Corp.	44,100	4,306,365
Loews Corp.	294,600	27,942,810
Markel Corp.(a) (b)	3,500	1,109,675
Marsh & McLennan Companies, Inc.	352,000	11,179,520
Principal Financial Group, Inc.	99,600	4,724,028
Progressive Corp.(a)	386,500	45,135,470
Sun Life Financial, Inc.(a)	61,900	2,484,047
Transatlantic Holdings, Inc.	255,462	17,167,046
		197,884,910
Pharmaceuticals — 1.0%
Cardinal Health, Inc.(a)	218,000	14,987,500
Prepackaged Software — 1.3%
Microsoft Corp.	717,000	18,749,550
Retail — 6.0%
Costco Wholesale Corp.	1,170,300	57,894,741
Wal-Mart Stores, Inc.	580,300	27,158,040
		85,052,781
Tobacco — 5.0%
Altria Group, Inc.	954,200	71,297,824
Transportation — 1.2%
China Merchants Holdings International Co., Ltd.	2,466,000	5,344,686
Kuehne & Nagel International AG	14,150	3,988,023
United Parcel Service, Inc. Cl. B	112,800	8,476,920
		17,809,629
Travel — 0.2%
Expedia, Inc.(a) (b)	118,948	2,849,994
TOTAL EQUITIES (Cost $1,085,748,654)		1,394,132,212

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Select Large Cap Value Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
SHORT-TERM INVESTMENTS — 8.1%
Cash Equivalents — 6.4%(d)
Abbey National PLC Eurodollar Time Deposit 4.290% 01/11/2006	$1,918,833	$1,918,833
American Beacon Money Market Fund(c)	825,096	825,096
Bank of America 4.230% 01/20/2006	2,014,770	2,014,770
Bank of America 4.270% 01/17/2006	1,476,447	1,476,447
Bank of Montreal Eurodollar Time Deposit 4.300% 01/19/2006	3,837,657	3,837,657
Bank of Nova Scotia Eurodollar Time Deposit 4.250% 01/27/2006	1,918,828	1,918,828
Barclays 4.313% 01/17/2006	1,970,178	1,970,178
Barclays Eurodollar Time Deposit 4.300% 01/31/2006	1,918,828	1,918,828
Barclays Eurodollar Time Deposit 4.410% 02/27/2006	959,414	959,414
BGI Institutional Money Market Fund(c)	3,070,125	3,070,125
Branch Banker & Trust Eurodollar Time Deposit 4.260% 01/11/2006	959,414	959,414
Calyon Eurodollar Time Deposit 4.335% 02/06/2006	1,918,828	1,918,828
Dexia Group Eurodollar Time Deposit 4.230% 01/20/2006	1,918,828	1,918,828
Dexia Group Eurodollar Time Deposit 4.265% 01/27/2006	1,918,828	1,918,828
Federal Home Loan Bank Discount Note 4.186% 01/25/2006	1,146,185	1,146,185
First Tennessee National Corp. Eurodollar Time Deposit 4.290% 01/13/2006	3,837,657	3,837,657
Fortis Bank Eurodollar Time Deposit 4.280% 01/12/2006	1,918,828	1,918,828
Fortis Bank Eurodollar Time Deposit 4.300% 01/04/2006	1,918,828	1,918,828

	Principal Amount	Market Value
Fortis Bank Eurodollar Time Deposit 4.350% 01/03/2006	$1,918,828	$1,918,828
Freddie Mac Discount Note 4.234% 01/30/2006	1,540,907	1,540,907
General Electric Capital Corp. 4.274% 01/23/2006	3,815,910	3,815,910
Goldman Sachs Financial Square Prime Obligations Money Market Fund(c)	1,407,896	1,407,896
Merrimac Cash Fund, Premium Class(c)	307,013	307,013
Morgan Stanley Dean Witter & Co. 4.330% 01/13/2006	3,837,657	3,837,657
National Australia Bank Eurodollar Time Deposit 4.156% 01/03/2006	6,254,618	6,254,618
Rabobank Nederland Eurodollar Time Deposit 4.150% 01/03/2006	2,494,477	2,494,477
Rabobank Nederland Eurodollar Time Deposit 4.210% 01/19/2006	3,070,125	3,070,125
Royal Bank of Canada Eurodollar Time Deposit 4.220% 01/20/2006	959,414	959,414
Royal Bank of Canada Eurodollar Time Deposit 4.250% 01/24/2006	1,918,828	1,918,828
Royal Bank of Scotland Eurodollar Time Deposit 4.250% 01/23/2006	1,918,828	1,918,828
Royal Bank of Scotland Eurodollar Time Deposit 4.300% 01/31/2006	2,878,242	2,878,242
Skandinaviska Enskilda Banken AB Eurodollar Time Deposit 4.230% 01/03/2006	959,414	959,414
Skandinaviska Enskilda Banken AB Eurodollar Time Deposit 4.300% 01/17/2006	2,686,360	2,686,360
Societe Generale Eurodollar Time Deposit 4.280% 01/30/2006	1,918,828	1,918,828
Societe Generale Eurodollar Time Deposit 4.280% 01/31/2006	1,918,828	1,918,828

	Principal Amount	Market Value
Svenska Handlesbanken Eurodollar Time Deposit 4.100% 01/03/2006	$2,189,804	$2,189,804
The Bank of the West Eurodollar Time Deposit 4.290% 01/25/2006	3,070,125	3,070,125
Toronto Dominion Bank Eurodollar Time Deposit 4.300% 01/23/2006	1,918,828	1,918,828
UBS AG Eurodollar Time Deposit 4.255% 01/18/2006	959,414	959,414
UBS AG Eurodollar Time Deposit 4.260% 01/10/2006	1,918,828	1,918,828
Wells Fargo Eurodollar Time Deposit 4.270% 01/03/2006	1,611,816	1,611,816
Wells Fargo Eurodollar Time Deposit 4.300% 01/18/2006	3,837,657	3,837,657
		90,760,217
Repurchase Agreement — 1.7%
Investors Bank & Trust Company Repurchase Agreement, dated 12/30/2005, 3.02%, due 01/03/2006(e)	23,833,998	23,833,998
TOTAL SHORT-TERM INVESTMENTS (At Amortized Cost)		114,594,215
TOTAL INVESTMENTS — 106.3% (Cost $1,200,342,869)(f)		1,508,726,427
Other Assets/ (Liabilities) — (6.3%)		(88,913,896)
NET ASSETS — 100.0%		$1,419,812,531

Notes to Portfolio of Investments

ADR - American Depository Receipt

(a)  Denotes all or a portion of security on loan. (Note 2).

(b)  Non-income producing security.

(c)  Amount represents shares owned of the fund.

(d)  Represents investments of security lending collateral. (Note 2).

(e)  Maturity value of $23,841,996. Collateralized by U.S. Government Agency obligations with a rate of 4.769%, maturity date of 06/15/2034, and an aggregate market value, including accrued interest, of $25,025,698.

(f)  See Note 6 for aggregate cost for Federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Indexed Equity Fund – Portfolio of Investments

December 31, 2005

	Number of Shares	Market Value
EQUITIES — 97.4%
COMMON STOCK
Advertising — 0.2%
Interpublic Group of Companies, Inc.(a) (b)	69,133	$667,132
Monster Worldwide, Inc.(a) (b)	19,318	788,561
Omnicom Group, Inc.(b)	30,014	2,555,092
		4,010,785
Aerospace & Defense — 2.1%
Boeing Co.	138,540	9,731,050
General Dynamics Corp.	33,854	3,861,049
Goodrich Corp.	21,290	875,019
Honeywell International, Inc.	143,110	5,330,847
Lockheed Martin Corp.	63,607	4,047,313
Northrop Grumman Corp.	59,078	3,551,179
Raytheon Co.	74,600	2,995,190
Rockwell Collins, Inc.	28,832	1,339,823
United Technologies Corp.	174,962	9,782,125
		41,513,595
Air Transportation — 0.1%
Southwest Airlines Co.	115,665	1,900,376
Apparel, Textiles & Shoes — 0.6%
Coach, Inc.(a)	63,200	2,107,088
The Gap, Inc.(b)	101,303	1,786,985
Jones Apparel Group, Inc.	18,189	558,766
Limited Brands	58,259	1,302,089
Liz Claiborne, Inc.(b)	17,292	619,399
Nike, Inc. Cl. B	32,283	2,801,842
Nordstrom, Inc.	37,376	1,397,862
Reebok International Ltd.	9,300	541,539
VF Corp.	16,202	896,619
		12,012,189
Automotive & Parts — 0.6%
AutoNation, Inc.(a)	32,800	712,744
Cooper Tire & Rubber Co.(b)	12,730	195,024
Dana Corp.	29,069	208,715
Ford Motor Co.(b)	319,314	2,465,104
General Motors Corp.(b)	96,845	1,880,730
Genuine Parts Co.	28,112	1,234,679
The Goodyear Tire & Rubber Co.(a) (b)	28,776	500,127
Harley-Davidson, Inc.	47,336	2,437,331

	Number of Shares	Market Value
Navistar International Corp.(a)	10,309	$295,044
Paccar, Inc.	28,804	1,994,101
		11,923,599
Banking, Savings & Loans — 9.0%
AmSouth Bancorporation	56,694	1,485,950
Bank of America Corp.(b)	675,014	31,151,896
Bank of New York Co., Inc.	130,003	4,140,596
BB&T Corp.	90,416	3,789,335
Capital One Financial Corp.	48,246	4,168,454
Comerica, Inc.	29,576	1,678,734
Compass Bancshares, Inc.	23,000	1,110,670
Fannie Mae	164,679	8,037,982
Fifth Third Bancorp(b)	97,188	3,665,931
First Horizon National Corp.(b)	23,000	884,120
Freddie Mac	118,028	7,713,130
Golden West Financial Corp.	43,358	2,861,628
JP Morgan Chase & Co.	589,948	23,415,036
KeyCorp	67,168	2,211,842
M&T Bank Corp.	14,400	1,570,320
Marshall and Ilsley Corp.(b)	33,500	1,441,840
Mellon Financial Corp.	68,468	2,345,029
National City Corp.	99,971	3,356,026
North Fork Bancorporation, Inc.	81,900	2,240,784
Northern Trust Corp.	30,893	1,600,875
Regions Financial Corp.	75,642	2,583,931
SLM Corp.	72,231	3,979,206
Sovereign Bancorp, Inc.	58,990	1,275,364
State Street Corp.	54,568	3,025,250
SunTrust Banks, Inc.	60,534	4,404,454
Synovus Financial Corp.	50,199	1,355,875
U.S. Bancorp	308,734	9,228,059
Wachovia Corp.	268,615	14,198,989
Washington Mutual, Inc.(b)	170,099	7,399,307
Wells Fargo & Co.	286,937	18,028,252
Zions Bancorp	15,500	1,171,180
		175,520,045
Beverages — 2.1%
Anheuser-Busch Companies, Inc.	129,696	5,571,740
Brown-Forman Corp. Cl. B	14,942	1,035,779

	Number of Shares	Market Value
The Coca-Cola Co.	350,172	$14,115,433
Coca-Cola Enterprises, Inc.	50,343	965,075
Constellation Brands, Inc. Cl. A(a)	32,500	852,475
Molson Coors Brewing Co. Cl. B	10,265	687,652
The Pepsi Bottling Group, Inc.	25,482	729,040
PepsiCo, Inc.	282,366	16,682,183
		40,639,377
Broadcasting, Publishing & Printing — 2.4%
Clear Channel Communications, Inc.	90,221	2,837,450
Comcast Corp. Cl. A(a) (b)	373,996	9,708,936
Dow Jones & Co., Inc.	9,857	349,825
Gannett Co., Inc.	40,471	2,451,328
Knight Ridder, Inc.(b)	13,337	844,232
The McGraw-Hill Companies, Inc.	62,388	3,221,092
Meredith Corp.	5,689	297,762
New York Times Co. Cl. A(b)	23,000	608,350
The Scripps (E.W.) Co. Cl. A(b)	14,400	691,488
Time Warner, Inc.	786,294	13,712,967
Tribune Co.	44,295	1,340,367
Univision Communications, Inc. Cl. A(a)	38,400	1,128,576
Viacom, Inc. Cl. B	271,018	8,835,187
		46,027,560
Building Materials & Construction — 0.2%
Louisiana-Pacific Corp.(b)	18,184	499,514
Masco Corp.(b)	75,492	2,279,103
Vulcan Materials Co.	16,678	1,129,934
		3,908,551
Chemicals — 1.4%
Air Products & Chemicals, Inc.	37,005	2,190,326
Dow Chemical Co.	164,920	7,226,794
Du Pont (E.I.) de Nemours & Co.	155,150	6,593,875
Eastman Chemical Co.	14,135	729,225
Engelhard Corp.	18,625	561,544
Hercules, Inc.(a)	16,489	186,326
International Flavors & Fragrances, Inc.	14,182	475,097

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Select Indexed Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Monsanto Co.	46,024	$3,568,241
PPG Industries, Inc.	27,708	1,604,293
Praxair, Inc.	53,456	2,831,030
Rohm & Haas Co.	24,284	1,175,831
		27,142,582
Commercial Services — 1.6%
Allied Waste Industries, Inc.(a) (b)	36,834	321,929
Apollo Group, Inc. Cl. A(a)	24,400	1,475,224
Block (H&R), Inc.	53,296	1,308,417
Cendant Corp.	180,444	3,112,659
Cintas Corp.	23,900	984,202
Convergys Corp.(a)	20,871	330,805
Donnelley (R.R.) & Sons Co.	34,815	1,191,021
eBay, Inc.(a)	194,900	8,429,425
Ecolab, Inc.	33,258	1,206,268
Equifax, Inc.	23,249	883,927
Fluor Corp.	13,735	1,061,166
Moody's Corp.	42,472	2,608,630
Paychex, Inc.	58,006	2,211,189
PerkinElmer, Inc.	20,474	482,367
Quest Diagnostics, Inc.(b)	27,770	1,429,600
Robert Half International, Inc.(b)	27,900	1,057,131
Ryder System, Inc.(b)	10,705	439,119
Waste Management, Inc.	94,897	2,880,124
		31,413,203
Communications — 1.1%
ADC Telecommunications, Inc.(a)	21,270	475,180
Andrew Corp.(a) (b)	25,342	271,920
Avaya, Inc.(a)	70,875	756,236
Ciena Corp.(a)	93,100	276,507
Citizens Communications Co.	54,100	661,643
L-3 Communications Holdings, Inc.	19,500	1,449,825
Lucent Technologies, Inc.(a) (b)	743,752	1,978,380
Network Appliance, Inc.(a) (b)	61,138	1,650,726
Qualcomm, Inc.	275,818	11,882,239
Scientific-Atlanta, Inc.	25,581	1,101,774
Tellabs, Inc.(a)	80,423	876,611
		21,381,041
Communications Equipment — 0.5%
Motorola, Inc.	414,002	9,352,305

	Number of Shares	Market Value
Computer Integrated Systems Design — 0.3%
Autodesk, Inc.	39,612	$1,701,335
Computer Sciences Corp.(a)	32,296	1,635,469
Parametric Technology Corp.(a)	43,688	266,497
Sun Microsystems, Inc.(a)	587,904	2,463,318
Teradyne, Inc.(a)	36,406	530,435
Unisys Corp.(a)	54,051	315,117
		6,912,171
Computer Programming Services — 0.0%
Mercury Interactive Corp.(a)	14,740	409,625
Computers & Information — 3.8%
Apple Computer, Inc.(a)	139,350	10,017,871
Cisco Systems, Inc.(a)	1,036,187	17,739,521
Comverse Technology, Inc.(a)	33,129	880,900
Dell, Inc.(a)	406,748	12,198,373
EMC Corp.(a)	404,733	5,512,463
Gateway, Inc.(a)	48,768	122,408
International Business Machines Corp.	268,002	22,029,764
International Game Technology	58,156	1,790,042
Jabil Circuit, Inc.(a)	29,600	1,097,864
Lexmark International, Inc.(a)	20,628	924,753
Solectron Corp.(a)	159,353	583,232
Symbol Technologies, Inc.	41,722	534,876
		73,432,067
Computers & Office Equipment — 1.0%
Electronic Data Systems Corp.(b)	86,523	2,080,013
Hewlett-Packard Co.	480,852	13,766,793
Pitney Bowes, Inc.	37,255	1,574,024
Xerox Corp.(a)	159,977	2,343,663
		19,764,493
Containers — 0.2%
Ball Corp.	17,608	699,390
Bemis Co., Inc.	15,988	445,426
Pactiv Corp.(a) (b)	23,598	519,156
Sealed Air Corp.(a) (b)	13,948	783,459
Temple-Inland, Inc.	18,886	847,037
		3,294,468
Cosmetics & Personal Care — 2.3%
Alberto-Culver Co.(b)	12,847	587,750
Avon Products, Inc.	78,538	2,242,260

	Number of Shares	Market Value
Colgate-Palmolive Co.	89,119	$4,888,177
Kimberly-Clark Corp.	82,681	4,931,922
The Procter & Gamble Co.	565,423	32,726,683
		45,376,792
Data Processing & Preparation — 0.7%
Affiliated Computer Services, Inc. Cl. A(a)	20,500	1,213,190
Automatic Data Processing, Inc.	96,708	4,437,930
First Data Corp.	131,151	5,640,805
Fiserv, Inc.(a)	33,001	1,427,953
IMS Health, Inc.	36,625	912,695
NCR Corp.(a)	30,436	1,032,998
		14,665,571
Electric Utilities — 3.0%
AES Corp.(a)	108,153	1,712,062
Allegheny Energy, Inc.(a)	26,600	841,890
Ameren Corp.	33,242	1,703,320
American Electric Power Co.	65,708	2,437,110
CenterPoint Energy, Inc.(b)	51,722	664,628
Cinergy Corp.	34,981	1,485,293
CMS Energy Corp.(a) (b)	35,854	520,242
Consolidated Edison, Inc.(b)	42,274	1,958,554
Constellation Energy Group, Inc.	29,264	1,685,606
Dominion Resources, Inc.	59,320	4,579,504
DTE Energy Co.	28,452	1,228,842
Duke Energy Corp.(b)	157,098	4,312,340
Edison International	54,887	2,393,622
Entergy Corp.	34,706	2,382,567
Exelon Corp.	115,448	6,134,907
FirstEnergy Corp.	56,487	2,767,298
FPL Group, Inc.	65,030	2,702,647
NiSource, Inc.	43,285	902,925
PG&E Corp.(b)	60,481	2,245,055
Pinnacle West Capital Corp.	15,350	634,722
PPL Corp.	62,410	1,834,854
Progress Energy, Inc.(b)	40,921	1,797,250
Public Service Enterprise Group, Inc.	42,182	2,740,565
Southern Co.(b)	124,846	4,310,932
Teco Energy, Inc.	32,900	565,222
TXU Corp.	82,532	4,142,281
		58,684,238
Electrical Equipment & Electronics — 6.7%
Advanced Micro Devices, Inc.(a)	66,042	2,020,885

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Select Indexed Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Altera Corp.(a) (b)	66,604	$1,234,172
American Power Conversion Corp.	28,942	636,724
Analog Devices, Inc.	61,825	2,217,663
Applied Micro Circuits Corp.(a)	48,600	124,902
Broadcom Corp. Cl. A(a)	47,200	2,225,480
Emerson Electric Co.	70,654	5,277,854
Freescale Semiconductor, Inc. Cl. B(a)	67,309	1,694,168
General Electric Co.	1,784,775	62,556,364
Intel Corp.	1,023,632	25,549,855
JDS Uniphase Corp.(a)	283,576	669,239
Johnson Controls, Inc.	31,902	2,325,975
Kla-Tencor Corp.	33,328	1,644,070
Linear Technology Corp.	54,449	1,963,975
LSI Logic Corp.(a) (b)	63,842	510,736
Maxim Integrated Products, Inc.	57,499	2,083,764
Micron Technology, Inc.(a) (b)	103,380	1,375,988
Molex, Inc.(b)	26,447	686,300
National Semiconductor Corp.(b)	57,324	1,489,278
Novellus Systems, Inc.(a)	26,031	627,868
Nvidia Corp.(a) (b)	29,200	1,067,552
PMC-Sierra, Inc.(a) (b)	35,779	275,856
Qlogic Corp.(a)	15,700	510,407
Rockwell Automation, Inc.	30,532	1,806,273
Sanmina-SCI Corp.(a)	82,324	350,700
Texas Instruments, Inc.	271,069	8,693,183
Xilinx, Inc.	61,968	1,562,213
		131,181,444
Energy — 9.1%
Amerada Hess Corp.	13,360	1,694,315
Anadarko Petroleum Corp.	39,154	3,709,842
Apache Corp.	55,156	3,779,289
Ashland, Inc.	11,825	684,668
BJ Services Co.(b)	53,800	1,972,846
Burlington Resources, Inc.	64,560	5,565,072
Chevron Corp.(b)	377,816	21,448,614
ConocoPhillips	236,210	13,742,698
Devon Energy Corp.	77,900	4,871,866
Dynegy, Inc., Cl A(a) (b)	48,037	232,499
El Paso Corp.(b)	108,935	1,324,650
EOG Resources, Inc.	39,900	2,927,463
Exxon Mobil Corp.	1,049,598	58,955,920
Halliburton Co.(b)	85,184	5,278,001
Kerr-McGee Corp.	18,993	1,725,704
KeySpan Corp.	32,000	1,142,080
Kinder Morgan, Inc.	18,600	1,710,270

	Number of Shares	Market Value
Marathon Oil Corp.	62,957	$3,838,488
Murphy Oil Corp.	27,300	1,473,927
Nabors Industries Ltd.(a)	25,869	1,959,577
National Oilwell Varco, Inc.(a)	28,500	1,786,950
Nicor, Inc.(b)	5,882	231,221
Noble Corp.(b)	22,800	1,608,312
Occidental Petroleum Corp.	68,951	5,507,806
Peoples Energy Corp.(b)	4,962	174,017
Rowan Companies, Inc.	20,466	729,408
Schlumberger Ltd.(b)	100,005	9,715,486
Sempra Energy	45,761	2,051,923
Sunoco, Inc.(b)	23,012	1,803,681
Transocean, Inc.(a)	54,772	3,817,061
Valero Energy Corp.	102,800	5,304,480
Weatherford International Ltd.(a)	56,900	2,059,780
The Williams Companies, Inc.	96,391	2,233,379
Xcel Energy, Inc.(b)	65,387	1,207,044
XTO Energy, Inc.	59,866	2,630,512
		178,898,849
Entertainment & Leisure — 0.9%
Brunswick Corp.	16,555	673,126
Harrah's Entertainment, Inc.	30,416	2,168,357
News Corp., Inc. Cl. A	409,200	6,363,060
The Walt Disney Co.	324,470	7,777,546
		16,982,089
Financial Services — 6.1%
American Express Co.	211,060	10,861,148
Ameriprise Financial, Inc.	41,692	1,709,372
Apartment Investment & Management Co. Cl. A(b)	18,000	681,660
Archstone-Smith Trust	34,300	1,436,827
Bear Stearns Companies, Inc.	18,495	2,136,727
CIT Group, Inc.	33,700	1,744,986
Citigroup, Inc.	853,341	41,412,639
Countrywide Financial Corp.	99,398	3,398,418
E*TRADE Financial Corp.(a)	65,800	1,372,588
Federated Investors, Inc. Cl. B	13,400	496,336
Franklin Resources, Inc.	24,830	2,334,268
The Goldman Sachs Group, Inc.	76,000	9,705,960
Huntington Bancshares, Inc.(b)	41,121	976,624

	Number of Shares	Market Value
Janus Capital Group, Inc.	37,194	$692,924
Lehman Brothers Holdings, Inc.	45,918	5,885,310
MBNA Corp.	210,746	5,723,861
Merrill Lynch & Co., Inc.	158,170	10,712,854
Morgan Stanley	185,299	10,513,865
PNC Financial Services Group, Inc.	48,513	2,999,559
Price (T. Rowe) Group, Inc.	22,013	1,585,596
Public Storage, Inc.(b)	15,200	1,029,344
The Charles Schwab Corp.	173,605	2,546,785
		119,957,651
Food Retailers — 0.2%
Starbucks Corp.(a)	132,596	3,979,206
Foods — 1.4%
Archer-Daniels-Midland Co.	108,379	2,672,626
Campbell Soup Co.	30,846	918,285
ConAgra Foods, Inc.(b)	85,169	1,727,227
General Mills, Inc.	61,751	3,045,559
Heinz (H. J.) Co.	57,522	1,939,642
The Hershey Co.(b)	30,984	1,711,866
Kellogg Co.	43,216	1,867,796
The Kroger Co.(a)	120,475	2,274,568
McCormick & Co., Inc.	21,000	649,320
Safeway, Inc.(b)	74,377	1,759,760
Sara Lee Corp.	129,636	2,450,120
SuperValu, Inc.	23,532	764,319
Sysco Corp.	106,278	3,299,932
Tyson Foods, Inc. Cl. A(b)	41,600	711,360
Wrigley (Wm.) Jr. Co.	31,404	2,088,052
		27,880,432
Forest Products & Paper — 0.4%
International Paper Co.(b)	81,251	2,730,846
MeadWestvaco Corp.	30,750	861,922
Plum Creek Timber Co., Inc.	29,500	1,063,475
Weyerhaeuser Co.	40,911	2,714,036
		7,370,279
Healthcare — 1.5%
Caremark Rx, Inc.(a)	75,200	3,894,608
Coventry Health Care, Inc.(a)	26,490	1,508,870
Express Scripts, Inc.(a)	29,100	2,438,580
HCA, Inc.	60,388	3,049,594
Health Management Associates, Inc. Cl. A	40,700	893,772
Humana, Inc.(a)	27,796	1,510,157
Laboratory Corp. of America Holdings(a) (b)	21,800	1,173,930

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Select Indexed Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Manor Care, Inc.	14,481	$575,909
Tenet Healthcare Corp.(a)	76,128	583,140
UnitedHealth Group, Inc.	230,796	14,341,663
		29,970,223
Home Construction, Furnishings & Appliances — 0.5%
Centex Corp.(b)	22,510	1,609,240
D.R. Horton, Inc.	45,100	1,611,423
KB Home(b)	14,070	1,022,326
Leggett & Platt, Inc.(b)	30,747	705,951
Lennar Corp. Cl. A(b)	22,600	1,379,052
Maytag Corp.	13,938	262,313
Pulte Homes, Inc.	35,792	1,408,773
Whirlpool Corp.(b)	11,029	923,789
		8,922,867
Household Products — 0.6%
Black & Decker Corp.(b)	12,950	1,126,132
The Clorox Co.	23,615	1,343,457
Corning, Inc.(a)	247,461	4,865,083
Fortune Brands, Inc.	24,080	1,878,722
Newell Rubbermaid, Inc.	45,971	1,093,190
Sherwin-Williams Co.	18,989	862,480
Snap-on, Inc.(b)	8,403	315,617
The Stanley Works	13,555	651,182
		12,135,863
Industrial – Distribution — 0.0%
Grainger (W.W.), Inc.	13,766	978,763
Industrial – Diversified — 1.6%
3M Co.	130,798	10,136,845
Cooper Industries Ltd. Cl. A	14,965	1,092,445
Danaher Corp.	39,700	2,214,466
Eaton Corp.	25,256	1,694,425
Illinois Tool Works, Inc.(b)	34,833	3,064,956
ITT Industries, Inc.	15,455	1,589,083
Textron, Inc.	21,955	1,690,096
Tyco International Ltd.	344,154	9,932,284
		31,414,600
Information Retrieval Services — 0.4%
Yahoo!, Inc.(a)	211,120	8,271,682
Insurance — 5.7%
ACE Ltd.	51,700	2,762,848
Aetna, Inc.	49,098	4,630,432
AFLAC, Inc.	83,438	3,873,192
Allstate Corp.	111,815	6,045,837
Ambac Financial Group, Inc.	18,900	1,456,434
American International Group, Inc.	435,908	29,742,003

	Number of Shares	Market Value
Aon Corp.	53,152	$1,910,814
Chubb Corp.	32,709	3,194,034
Cigna Corp.	21,388	2,389,040
Cincinnati Financial Corp.	27,885	1,245,902
Genworth Financial, Inc. Cl. A	62,900	2,175,082
The Hartford Financial Services Group, Inc.	50,434	4,331,776
Jefferson-Pilot Corp.	21,673	1,233,844
Lincoln National Corp.	30,739	1,630,089
Loews Corp.	23,648	2,243,013
Marsh & McLennan Companies, Inc.	89,252	2,834,644
MBIA, Inc.(b)	23,611	1,420,438
Metlife, Inc.	129,800	6,360,200
MGIC Investment Corp.(b)	15,087	993,026
Principal Financial Group, Inc.	46,100	2,186,523
Progressive Corp.(b)	32,787	3,828,866
Prudential Financial, Inc.	88,200	6,455,358
Safeco Corp.	22,325	1,261,363
St. Paul Travelers Companies	112,859	5,041,412
Torchmark Corp.	18,026	1,002,246
UnumProvident Corp.(b)	48,425	1,101,669
WellPoint, Inc.(a)	111,540	8,899,777
XL Capital Ltd. Cl. A	29,400	1,980,972
		112,230,834
Lodging — 0.3%
Hilton Hotels Corp.	55,351	1,334,513
Marriott International, Inc. Cl. A	28,923	1,936,973
Starwood Hotels & Resorts Worldwide, Inc.	37,027	2,364,544
		5,636,030
Machinery & Components — 1.0%
Baker Hughes, Inc.(b)	57,583	3,499,895
Caterpillar, Inc.	113,432	6,552,967
Cummins, Inc.(b)	7,473	670,552
Deere & Co.(b)	41,413	2,820,639
Dover Corp.	32,859	1,330,461
Ingersoll-Rand Co. Cl. A	56,372	2,275,738
Pall Corp.	19,618	526,939
Parker Hannifin Corp.	19,998	1,319,068
		18,996,259
Manufacturing — 0.4%
American Standard Companies, Inc.	33,000	1,318,350
Applied Materials, Inc.	270,952	4,860,879
Avery Dennison Corp.(b)	17,698	978,168
Millipore Corp.(a) (b)	8,181	540,273
		7,697,670

	Number of Shares	Market Value
Medical Supplies — 2.3%
Agilent Technologies, Inc.(a)	69,305	$2,307,163
Allergan, Inc.	21,829	2,356,659
Applera Corp. - Applied Biosystems Group(b)	32,168	854,382
Bard (C.R.), Inc.	17,178	1,132,374
Bausch & Lomb, Inc.	8,994	610,693
Baxter International, Inc.	103,826	3,909,049
Becton, Dickinson & Co.	42,846	2,574,188
Biomet, Inc.	44,394	1,623,489
Boston Scientific Corp.(a)	98,640	2,415,694
Fisher Scientific International, Inc.(a)	19,900	1,231,014
Guidant Corp.	55,141	3,570,380
Medtronic, Inc.	206,114	11,865,983
Patterson Cos, Inc.(a)	23,300	778,220
St. Jude Medical, Inc.(a)	60,792	3,051,758
Stryker Corp.	50,102	2,226,032
Tektronix, Inc.	14,070	396,915
Thermo Electron Corp.(a)	26,175	788,653
Waters Corp.(a)	19,500	737,100
Zimmer Holdings, Inc.(a)	41,178	2,777,044
		45,206,790
Metals & Mining — 0.8%
Alcoa, Inc.	149,066	4,407,882
Allegheny Technologies, Inc.	15,147	546,504
Freeport-McMoRan Copper & Gold, Inc. Cl. B(b)	30,783	1,656,125
Newmont Mining Corp.(b)	74,897	3,999,500
Nucor Corp.(b)	26,500	1,768,080
Phelps Dodge Corp.	16,139	2,321,918
United States Steel Corp.	19,856	954,478
		15,654,487
Pharmaceuticals — 8.3%
Abbott Laboratories	264,137	10,414,922
AmerisourceBergen Corp.	34,032	1,408,925
Amgen, Inc.(a)	207,690	16,378,433
Biogen Idec, Inc.(a)	56,391	2,556,204
Bristol-Myers Squibb Co.	334,484	7,686,442
Cardinal Health, Inc.	71,279	4,900,431
Chiron Corp.(a)	19,200	853,632
Eli Lilly & Co.(b)	191,895	10,859,338
Forest Laboratories, Inc.(a)	56,900	2,314,692
Genzyme Corp.(a)	44,300	3,135,554
Gilead Sciences, Inc.(a)	77,238	4,065,036
Hospira, Inc.(a)	26,193	1,120,537
Johnson & Johnson	499,700	30,031,970

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Select Indexed Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
King Pharmaceuticals, Inc.(a)	39,648	$670,844
McKesson Corp.	51,398	2,651,623
Medco Health Solutions, Inc.(a)	52,941	2,954,108
MedImmune, Inc.(a)	41,569	1,455,746
Merck & Co., Inc.	366,762	11,666,699
Mylan Laboratories, Inc.	36,500	728,540
Pfizer, Inc.	1,239,821	28,912,626
Schering-Plough Corp.	252,586	5,266,418
Sigma-Aldrich Corp.	12,351	781,695
Watson Pharmaceutical, Inc.(a)	18,371	597,241
Wyeth	228,304	10,517,965
		161,929,621
Photography Equipment/Supplies — 0.1%
Eastman Kodak Co.(b)	48,647	1,138,340
Prepackaged Software — 3.4%
Adobe Systems, Inc.	100,644	3,719,802
BMC Software, Inc.(a)	35,631	730,079
Citrix Systems, Inc.(a)	29,127	838,275
Computer Associates International, Inc.(b)	77,339	2,180,186
Compuware Corp.(a)	63,137	566,339
Electronic Arts, Inc.(a)	50,900	2,662,579
Intuit, Inc.(a)	30,200	1,609,660
Microsoft Corp.	1,557,490	40,728,364
Novell, Inc.(a)	68,182	602,047
Oracle Corp.(a)	641,628	7,834,278
Siebel Systems, Inc.	88,762	939,102
Symantec Corp.(a)	180,682	3,161,935
		65,572,646
Real Estate — 0.5%
Equity Office Properties Trust	68,600	2,080,638
Equity Residential REIT	47,900	1,873,848
ProLogis	40,900	1,910,848
Simon Property Group, Inc. REIT(b)	32,600	2,498,138
Vornado Realty Trust	19,800	1,652,706
		10,016,178
Restaurants — 0.6%
Darden Restaurants, Inc.	22,428	872,001
McDonald's Corp.	210,060	7,083,223
Wendy's International, Inc.	19,701	1,088,677
Yum! Brands, Inc.	47,420	2,223,050
		11,266,951
Retail — 4.9%
Amazon.com, Inc.(a) (b)	46,094	2,173,332
AutoZone, Inc.(a)	9,336	856,578

	Number of Shares	Market Value
Bed Bath & Beyond, Inc.(a)	49,396	$1,785,665
Best Buy Co., Inc.(b)	68,311	2,970,162
Big Lots, Inc.(a)	18,996	228,142
Circuit City Stores, Inc.	27,459	620,299
Costco Wholesale Corp.	82,789	4,095,572
CVS Corp.	135,978	3,592,539
Dillards, Inc. Cl. A	11,365	282,079
Dollar General Corp.	52,431	999,859
Family Dollar Stores, Inc.(b)	25,924	642,656
Federated Department Stores, Inc.	44,281	2,937,159
The Home Depot, Inc.	358,787	14,523,698
J.C. Penney Co., Inc.(b)	41,861	2,327,472
Kohl's Corp.(a)	57,576	2,798,194
Lowe's Companies, Inc.(b)	132,850	8,855,781
Office Depot, Inc.(a)	52,859	1,659,773
OfficeMax, Inc.	13,101	332,241
RadioShack Corp.	23,830	501,145
Sears Holdings Corp.(a) (b)	17,698	2,044,650
Staples, Inc.	127,684	2,899,704
Target Corp.	150,810	8,290,026
Tiffany & Co.	24,156	924,933
TJX Companies, Inc.	77,860	1,808,688
Walgreen Co.	170,780	7,558,723
Wal-Mart Stores, Inc.	418,573	19,589,216
		95,298,286
Retail – Grocery — 0.2%
Albertson's, Inc.(b)	64,648	1,380,235
Whole Foods Market, Inc.	23,300	1,803,187
		3,183,422
Telephone Utilities — 2.9%
Alltel Corp.	63,657	4,016,757
AT&T, Inc.	657,775	16,108,910
BellSouth Corp.	313,723	8,501,893
CenturyTel, Inc.	21,848	724,480
Qwest Communications International, Inc.(a) (b)	254,721	1,439,174
Sprint Nextel Corp.	492,713	11,509,776
Verizon Communications, Inc.	470,683	14,176,972
		56,477,962
Tobacco — 1.5%
Altria Group, Inc.	350,939	26,222,162
Reynolds American, Inc.(b)	14,600	1,391,818
UST, Inc.(b)	27,887	1,138,626
		28,752,606

	Number of Shares	Market Value
Toys, Games — 0.1%
Hasbro, Inc.	28,504	$575,211
Mattel, Inc.	65,752	1,040,197
		1,615,408
Transportation — 1.8%
Burlington Northern Santa Fe Corp.	64,556	4,571,856
Carnival Corp.	72,968	3,901,599
CSX Corp.	35,586	1,806,701
FedEx Corp.	52,212	5,398,199
Norfolk Southern Corp.	67,577	3,029,477
Union Pacific Corp.	44,438	3,577,703
United Parcel Service, Inc. Cl. B	185,400	13,932,810
		36,218,345
Travel — 0.0%
Sabre Holdings Corp.	23,928	576,904
TOTAL EQUITIES (Cost $1,743,644,549)		1,904,697,320
	Principal Amount
SHORT-TERM INVESTMENTS — 10.5%
Cash Equivalents — 8.0%(e)
Abbey National PLC Eurodollar Time Deposit 4.290% 01/11/2006	$3,311,023	3,311,023
American Beacon Money Market Fund(c)	1,423,741	1,423,741
Bank of America 4.230% 01/20/2006	3,476,577	3,476,577
Bank of America 4.270% 01/17/2006	2,547,677	2,547,677
Bank of Montreal Eurodollar Time Deposit 4.300% 01/19/2006	6,622,051	6,622,051
Bank of Nova Scotia Eurodollar Time Deposit 4.250% 01/27/2006	3,311,026	3,311,026
Barclays 4.313% 01/17/2006	3,399,631	3,399,631
Barclays Eurodollar Time Deposit 4.300% 01/31/2006	3,311,026	3,311,026
Barclays Eurodollar Time Deposit 4.410% 02/27/2006	1,655,513	1,655,513
BGI Institutional Money Market Fund(c)	5,297,641	5,297,641

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Select Indexed Equity Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Branch Banker & Trust Eurodollar Time Deposit 4.260% 01/11/2006	$1,655,513	$1,655,513
Calyon Eurodollar Time Deposit 4.335% 02/06/2006	3,311,026	3,311,026
Dexia Group Eurodollar Time Deposit 4.230% 01/20/2006	3,311,026	3,311,026
Dexia Group Eurodollar Time Deposit 4.265% 01/27/2006	3,311,026	3,311,026
Federal Home Loan Bank Discount Note 4.186% 01/25/2006	1,977,795	1,977,795
First Tennessee National Corp. Eurodollar Time Deposit 4.290% 01/13/2006	6,622,051	6,622,051
Fortis Bank Eurodollar Time Deposit 4.280% 01/12/2006	3,311,026	3,311,026
Fortis Bank Eurodollar Time Deposit 4.300% 01/04/2006	3,311,026	3,311,026
Fortis Bank Eurodollar Time Deposit 4.350% 01/03/2006	3,311,026	3,311,026
Freddie Mac Discount Note 4.234% 01/30/2006	2,658,905	2,658,905
General Electric Capital Corp. 4.274% 01/23/2006	6,584,526	6,584,526
Goldman Sachs Financial Square Prime Obligations Money Market Fund(c)	2,429,389	2,429,389
Merrimac Cash Fund, Premium Class(c)	529,764	529,764
Morgan Stanley Dean Witter & Co. 4.330% 01/13/2006	6,622,051	6,622,051
National Australia Bank Eurodollar Time Deposit 4.156% 01/03/2006	10,792,629	10,792,629
Rabobank Nederland Eurodollar Time Deposit 4.150% 01/03/2006	4,304,333	4,304,333
Rabobank Nederland Eurodollar Time Deposit 4.210% 01/19/2006	5,297,641	5,297,641

	Principal Amount	Market Value
Royal Bank of Canada Eurodollar Time Deposit 4.220% 01/20/2006	$1,655,513	$1,655,513
Royal Bank of Canada Eurodollar Time Deposit 4.250% 01/24/2006	3,311,026	3,311,026
Royal Bank of Scotland Eurodollar Time Deposit 4.250% 01/23/2006	3,311,026	3,311,026
Royal Bank of Scotland Eurodollar Time Deposit 4.300% 01/31/2006	4,966,538	4,966,538
Skandinaviska Enskilda Banken AB Eurodollar Time Deposit 4.230% 01/03/2006	1,655,513	1,655,513
Skandinaviska Enskilda Banken AB Eurodollar Time Deposit 4.300% 01/17/2006	4,635,436	4,635,436
Societe Generale Eurodollar Time Deposit 4.280% 01/30/2006	3,311,026	3,311,026
Societe Generale Eurodollar Time Deposit 4.280% 01/31/2006	3,311,026	3,311,026
Svenska Handlesbanken Eurodollar Time Deposit 4.100% 01/03/2006	3,778,606	3,778,606
The Bank of the West Eurodollar Time Deposit 4.290% 01/25/2006	5,297,641	5,297,641
Toronto Dominion Bank Eurodollar Time Deposit 4.300% 01/23/2006	3,311,026	3,311,026
UBS AG Eurodollar Time Deposit 4.255% 01/18/2006	1,655,513	1,655,513
UBS AG Eurodollar Time Deposit 4.260% 01/10/2006	3,311,026	3,311,026
Wells Fargo Eurodollar Time Deposit 4.270% 01/03/2006	2,781,262	2,781,262
Wells Fargo Eurodollar Time Deposit 4.300% 01/18/2006	6,622,051	6,622,051
		156,610,888

	Principal Amount	Market Value
Repurchase Agreement — 2.3%
Investors Bank & Trust Company Repurchase Agreement, dated 12/30/2005, 3.02%, due 01/03/2006(f)	$45,736,945	$45,736,945
U.S. Treasury Bills — 0.2%
U.S. Treasury Bill(d) 3.938% 04/06/2006	2,740,000	2,707,816
U.S. Treasury Bill(d) 3.943% 04/06/2006	380,000	375,537
U.S. Treasury Bill(d) 3.945% 04/06/2006	65,000	64,236
		3,147,589
TOTAL SHORT-TERM INVESTMENTS (Cost $205,499,733)		205,495,422
TOTAL INVESTMENTS — 107.9% (Cost $1,949,144,282)(g)		2,110,192,742
Other Assets/ (Liabilities) — (7.9%)		(155,626,800)
NET ASSETS — 100.0%		$1,954,565,942

Notes to Portfolio of Investments

REIT - Real Estate Investment Trust

(a)  Non-income producing security.

(b)  Denotes all or a portion of security on loan. (Note 2).

(c)  Amount represents shares owned of the fund.

(d)  This security is held as collateral for open futures contracts. (Note 2).

(e)  Represents investments of security lending collateral. (Note 2).

(f)  Maturity value of $45,752,292. Collateralized by U.S. Government Agency obligations with rates 4.92% - 7.625%, maturity dates of 04/25/2016 - 04/15/2023, and an aggregate market value, including accrued interest, of $48,023,792.

(g)  See Note 6 for aggregate cost for Federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Blue Chip Growth Fund – Portfolio of Investments

December 31, 2005

	Number of Shares	Market Value
EQUITIES — 95.1%
COMMON STOCK
Advertising — 1.0%
Omnicom Group, Inc.(a)	44,000	$3,745,720
Aerospace & Defense — 1.2%
Boeing Co.	2,700	189,648
Honeywell International, Inc.	75,100	2,797,475
United Technologies Corp.	29,000	1,621,390
		4,608,513
Apparel, Textiles & Shoes — 0.9%
Nike, Inc. Cl. B	22,100	1,918,059
Urban Outfitters, Inc.(a) (b)	67,600	1,710,956
		3,629,015
Banking, Savings & Loans — 3.6%
Fannie Mae	78,200	3,816,942
Golden West Financial Corp.(a)	33,000	2,178,000
Mitsubishi UFJ Financial Group, Inc., ADR	134,700	1,844,043
SLM Corp.	40,800	2,247,672
State Street Corp.	51,600	2,860,704
UBS AG	8,100	770,715
		13,718,076
Beverages — 1.6%
PepsiCo, Inc.	106,920	6,316,834
Broadcasting, Publishing & Printing — 0.5%
Univision Communications, Inc. Cl. A(b)	61,900	1,819,241
Building Materials & Construction — 0.4%
Cytyc Corp.(b)	59,600	1,682,508
Chemicals — 2.0%
Monsanto Co.	37,600	2,915,128
Potash Corp. of Saskatchewan(a)	14,300	1,147,146
Praxair, Inc.	64,800	3,431,808
		7,494,082
Commercial Services — 2.3%
Cintas Corp.	23,100	951,258
eBay, Inc.(b)	72,100	3,118,325
Fluor Corp.	24,600	1,900,596
Paychex, Inc.	28,666	1,092,748

	Number of Shares	Market Value
Robert Half International, Inc.(a)	46,100	$1,746,729
		8,809,656
Communications — 2.2%
American Tower Corp. Cl. A(b)	46,600	1,262,860
EchoStar Communications Corp. Cl. A(b)	29,100	790,647
Qualcomm, Inc.	124,600	5,367,768
XM Satellite Radio Holdings, Inc. Cl. A(a) (b)	32,557	888,155
		8,309,430
Computer Integrated Systems Design — 0.1%
Teradyne, Inc.(b)	31,700	461,869
Computers & Information — 2.9%
Cisco Systems, Inc.(b)	179,500	3,073,040
Dell, Inc.(b)	167,500	5,023,325
EMC Corp.(b)	177,640	2,419,457
International Business Machines Corp.	6,600	542,520
Symbol Technologies, Inc.	1,220	15,640
		11,073,982
Cosmetics & Personal Care — 2.8%
Avon Products, Inc.	30,400	867,920
Colgate-Palmolive Co.	44,000	2,413,400
The Procter & Gamble Co.	131,496	7,610,988
		10,892,308
Data Processing & Preparation — 1.0%
Affiliated Computer Services, Inc. Cl. A(b)	27,000	1,597,860
First Data Corp.	54,200	2,331,142
		3,929,002
Electrical Equipment & Electronics — 9.7%
Altera Corp.(a) (b)	60,700	1,124,771
Analog Devices, Inc.	54,200	1,944,154
Flextronics International Ltd.(a) (b)	110,500	1,153,620
General Electric Co.	420,700	14,745,535
Intel Corp.	409,900	10,231,104
Kla-Tencor Corp.(a)	39,600	1,953,468
Marvell Technology Group Ltd.(b)	31,500	1,766,835
Microchip Technology, Inc.(a)	38,900	1,250,635
PMC-Sierra, Inc.(b)	60,000	462,600

	Number of Shares	Market Value
Texas Instruments, Inc.	80,000	$2,565,600
		37,198,322
Energy — 6.7%
Amerada Hess Corp.	9,100	1,154,062
BJ Services Co.(a)	62,100	2,277,207
Chevron Corp.	40,400	2,293,508
Halliburton Co.(a)	73,400	4,547,864
Nabors Industries Ltd.(b)	30,200	2,287,650
Schlumberger Ltd.(a)	53,500	5,197,525
Total SA	9,400	2,364,677
Total SA Sponsored ADR (France)(a)	7,552	954,573
Transocean, Inc.(b)	30,900	2,153,421
Valero Energy Corp.	14,600	753,360
Weatherford International Ltd.(b)	46,000	1,665,200
		25,649,047
Entertainment & Leisure — 0.5%
News Corp., Inc. Cl. A	67,911	1,056,016
News Corp., Inc., Cl. B(a)	62,800	1,043,108
		2,099,124
Financial Services — 2.9%
American Express Co.	84,600	4,353,516
Ameriprise Financial, Inc.	36,860	1,511,260
Credit Suisse Group, Sponsored ADR(a)	15,200	774,440
The Goldman Sachs Group, Inc.	6,600	842,886
Merrill Lynch & Co., Inc.	30,100	2,038,673
Nomura Holdings, Inc., ADR(a)	94,400	1,814,368
		11,335,143
Foods — 1.0%
Nestle SA, Sponsored ADR	49,200	3,667,742
Healthcare — 2.0%
UnitedHealth Group, Inc.	125,700	7,810,998
Household Products — 0.4%
Corning, Inc.(b)	69,600	1,368,336
Industrial – Diversified — 1.7%
3M Co.	49,100	3,805,250
Tyco International Ltd.	98,000	2,828,280
		6,633,530
Information Retrieval Services — 2.0%
Google, Inc. Cl. A(b)	9,500	3,941,170
Yahoo!, Inc.(b)	100,306	3,929,989
		7,871,159

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Select Blue Chip Growth Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Insurance — 7.1%
Aetna, Inc.	32,000	$3,017,920
AFLAC, Inc.	35,600	1,652,552
Ambac Financial Group, Inc.	25,500	1,965,030
American International Group, Inc.	175,900	12,001,657
MBIA, Inc.(a)	21,200	1,275,392
Prudential Financial, Inc.	32,700	2,393,313
St. Paul Travelers Companies	34,800	1,554,516
WellPoint, Inc.(b)	45,200	3,606,508
		27,466,888
Internet Content — 0.2%
BEA Systems, Inc.(b)	67,700	636,380
Machinery & Components — 1.2%
Baker Hughes, Inc.(a)	58,000	3,525,240
Roper Industries, Inc.	29,000	1,145,790
		4,671,030
Manufacturing — 1.0%
Applied Materials, Inc.	123,900	2,222,766
Millipore Corp.(a) (b)	26,700	1,763,268
		3,986,034
Medical Supplies — 4.8%
Allergan, Inc.	21,000	2,267,160
Bard (C.R.), Inc.	43,600	2,874,112
Baxter International, Inc.	90,200	3,396,030
Becton, Dickinson & Co.	29,100	1,748,328
Fisher Scientific International, Inc.(b)	24,200	1,497,012
Medtronic, Inc.	61,900	3,563,583
St. Jude Medical, Inc.(b)	36,300	1,822,260
Waters Corp.(b)	38,600	1,459,080
		18,627,565
Pharmaceuticals — 13.1%
Amgen, Inc.(b)	74,000	5,835,640
Barr Pharmaceuticals(b)	28,700	1,787,723
Biogen Idec, Inc.(b)	29,325	1,329,302
Cardinal Health, Inc.	44,500	3,059,375
Cephalon, Inc.(a) (b)	15,900	1,029,366
Genentech, Inc.(b)	73,500	6,798,750
Gilead Sciences, Inc.(b)	35,600	1,873,628
Johnson & Johnson	200,226	12,033,583
Medco Health Solutions, Inc.(b)	38,900	2,170,620
Novartis AG ADR (Switzerland)	50,200	2,634,496
Omnicare, Inc.	27,500	1,573,550
Schering-Plough Corp.	143,800	2,998,230
Wyeth	155,800	7,177,706
		50,301,969

	Number of Shares	Market Value
Prepackaged Software — 6.0%
Citrix Systems, Inc.(b)	44,200	$1,272,076
McAfee, Inc.(b)	43,300	1,174,729
Microsoft Corp.	651,000	17,023,650
Oracle Corp.(b)	170,900	2,086,689
Symantec Corp.(b)	82,454	1,442,945
		23,000,089
Retail — 8.7%
Best Buy Co., Inc.(a)	58,800	2,556,624
CVS Corp.	43,700	1,154,554
Dollar General Corp.	50,400	961,128
Federated Department Stores, Inc.	17,300	1,147,509
The Home Depot, Inc.	132,100	5,347,408
Lowe's Companies, Inc.(a)	56,360	3,756,958
Staples, Inc.	93,150	2,115,437
Target Corp.	113,300	6,228,101
Walgreen Co.	52,600	2,328,076
Wal-Mart Stores, Inc.	169,500	7,932,600
		33,528,395
Telephone Utilities — 0.6%
Sprint Nextel Corp.	99,118	2,315,396
Tobacco — 1.7%
Altria Group, Inc.	88,100	6,582,832
Transportation — 1.3%
Carnival Corp.	47,400	2,534,478
FedEx Corp.	11,100	1,147,629
Royal Caribbean Cruises Limited(a)	30,600	1,378,836
		5,060,943
TOTAL EQUITIES (Cost $329,843,295)		366,301,158
	Principal Amount
SHORT-TERM INVESTMENTS — 9.3%
Cash Equivalents — 8.6%(d)
Abbey National PLC Eurodollar Time Deposit 4.290% 01/11/2006	$697,080	697,080
American Beacon Money Market Fund(c)	299,744	299,744
Bank of America 4.230% 01/20/2006	731,934	731,934
Bank of America 4.270% 01/17/2006	536,370	536,370
Bank of Montreal Eurodollar Time Deposit 4.300% 01/19/2006	1,394,160	1,394,160

	Principal Amount	Market Value
Bank of Nova Scotia Eurodollar Time Deposit 4.250% 01/27/2006	$697,080	$697,080
Barclays 4.313% 01/17/2006	715,735	715,735
Barclays Eurodollar Time Deposit 4.300% 01/31/2006	697,080	697,080
Barclays Eurodollar Time Deposit 4.410% 02/27/2006	348,540	348,540
BGI Institutional Money Market Fund(c)	1,115,328	1,115,328
Branch Banker & Trust Eurodollar Time Deposit 4.260% 01/11/2006	348,540	348,540
Calyon Eurodollar Time Deposit 4.335% 02/06/2006	697,080	697,080
Dexia Group Eurodollar Time Deposit 4.230% 01/20/2006	697,080	697,080
Dexia Group Eurodollar Time Deposit 4.265% 01/27/2006	697,080	697,080
Federal Home Loan Bank Discount Note 4.186% 01/25/2006	416,391	416,391
First Tennessee National Corp. Eurodollar Time Deposit 4.290% 01/13/2006	1,394,160	1,394,160
Fortis Bank Eurodollar Time Deposit 4.280% 01/12/2006	697,080	697,080
Fortis Bank Eurodollar Time Deposit 4.300% 01/04/2006	697,080	697,080
Fortis Bank Eurodollar Time Deposit 4.350% 01/03/2006	697,080	697,080
Freddie Mac Discount Note 4.234% 01/30/2006	559,787	559,787
General Electric Capital Corp. 4.274% 01/23/2006	1,386,260	1,386,260
Goldman Sachs Financial Square Prime Obligations Money Market Fund(c)	511,467	511,467
Merrimac Cash Fund, Premium Class(c)	111,533	111,533

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Select Blue Chip Growth Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Morgan Stanley Dean Witter & Co. 4.330% 01/13/2006	$1,394,160	$1,394,160
National Australia Bank Eurodollar Time Deposit 4.156% 01/03/2006	2,272,212	2,272,212
Rabobank Nederland Eurodollar Time Deposit 4.150% 01/03/2006	906,204	906,204
Rabobank Nederland Eurodollar Time Deposit 4.210% 01/19/2006	1,115,328	1,115,328
Royal Bank of Canada Eurodollar Time Deposit 4.220% 01/20/2006	348,540	348,540
Royal Bank of Canada Eurodollar Time Deposit 4.250% 01/24/2006	697,080	697,080
Royal Bank of Scotland Eurodollar Time Deposit 4.250% 01/23/2006	697,080	697,080
Royal Bank of Scotland Eurodollar Time Deposit 4.300% 01/31/2006	1,045,620	1,045,620
Skandinaviska Enskilda Banken AB Eurodollar Time Deposit 4.230% 01/03/2006	348,540	348,540
Skandinaviska Enskilda Banken AB Eurodollar Time Deposit 4.300% 01/17/2006	975,912	975,912
Societe Generale Eurodollar Time Deposit 4.280% 01/30/2006	697,080	697,080
Societe Generale Eurodollar Time Deposit 4.280% 01/31/2006	697,080	697,080
Svenska Handlesbanken Eurodollar Time Deposit 4.100% 01/03/2006	795,521	795,521
The Bank of the West Eurodollar Time Deposit 4.290% 01/25/2006	1,115,328	1,115,328
Toronto Dominion Bank Eurodollar Time Deposit 4.300% 01/23/2006	697,080	697,080
UBS AG Eurodollar Time Deposit 4.255% 01/18/2006	348,540	348,540
UBS AG Eurodollar Time Deposit 4.260% 01/10/2006	697,080	697,080

	Principal Amount	Market Value
Wells Fargo Eurodollar Time Deposit 4.270% 01/03/2006	$585,547	$585,547
Wells Fargo Eurodollar Time Deposit 4.300% 01/18/2006	1,394,160	1,394,160
		32,971,761
Repurchase Agreement — 0.7%
Investors Bank & Trust Company Repurchase Agreement, dated 12/30/2005, 3.02%, due 01/03/2006(e)	2,886,488	2,886,488
TOTAL SHORT-TERM INVESTMENTS (At Amortized Cost)		35,858,249
TOTAL INVESTMENTS — 104.4% (Cost $365,701,544)(f)		402,159,407
Other Assets/ (Liabilities) — (4.4%)		(17,018,513)
NET ASSETS — 100.0%		$385,140,894

Notes to Portfolio of Investments

ADR - American Depository Receipt

(a)  Denotes all or a portion of security on loan. (Note 2).

(b)  Non-income producing security.

(c)  Amount represents shares owned of the fund.

(d)  Represents investments of security lending collateral. (Note 2).

(e)  Maturity value of $2,887,457. Collaterized by U.S. Government Agency obligations with a rate of 4.625%, maturity date 01/20/2034, and an aggregate market value, including accrued interest, of $3,030,812.

(f)  See Note 6 for aggregate cost for Federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Large Cap Growth Fund – Portfolio of Investments

December 31, 2005

	Number of Shares	Market Value
EQUITIES — 97.8%
COMMON STOCK
Aerospace & Defense — 2.0%
Boeing Co.	11,990	$842,178
Banking, Savings & Loans — 2.6%
JP Morgan Chase & Co.	5,550	220,279
Northern Trust Corp.	11,490	595,412
UBS AG	3,100	294,965
		1,110,656
Broadcasting, Publishing & Printing — 2.5%
The Scripps (E.W.) Co. Cl. A(a)	14,130	678,523
Time Warner, Inc.	21,400	373,216
		1,051,739
Commercial Services — 4.2%
Affymetrix, Inc.(a) (b)	8,800	420,200
eBay, Inc.(b)	31,920	1,380,540
		1,800,740
Communications — 4.8%
Network Appliance, Inc.(b)	14,650	395,550
Qualcomm, Inc.	38,250	1,647,810
		2,043,360
Computers & Information — 5.8%
Apple Computer, Inc.(b)	22,850	1,642,686
Dell, Inc.(b)	21,400	641,786
EMC Corp.(b)	15,250	207,705
		2,492,177
Cosmetics & Personal Care — 4.5%
The Procter & Gamble Co.	33,400	1,933,192
Electrical Equipment & Electronics — 11.5%
Broadcom Corp. Cl. A(b)	26,130	1,232,029
Emerson Electric Co.	2,850	212,895
General Electric Co.	48,690	1,706,584
Kla-Tencor Corp.(a)	6,640	327,551
Marvell Technology Group Ltd.(b)	19,770	1,108,899
Texas Instruments, Inc.	10,850	347,959
		4,935,917
Energy — 6.2%
GlobalSantaFe Corp.	4,300	207,045
Halliburton Co.(a)	21,450	1,329,042
Nabors Industries Ltd.(b)	7,900	598,425
Schlumberger Ltd.	5,230	508,094
		2,642,606

	Number of Shares	Market Value
Financial Services — 7.1%
Citigroup, Inc.	5,000	$242,650
Franklin Resources, Inc.	10,250	963,603
The Goldman Sachs Group, Inc.	5,660	722,839
Legg Mason, Inc.	4,320	517,061
Merrill Lynch & Co., Inc.	8,650	585,865
		3,032,018
Foods — 0.4%
Wrigley (Wm.) Jr. Co.	2,800	186,172
Healthcare — 4.6%
Caremark Rx, Inc.(b)	16,600	859,714
UnitedHealth Group, Inc.	18,150	1,127,841
		1,987,555
Home Construction, Furnishings & Appliances — 0.3%
Pulte Homes, Inc.	3,010	118,474
Household Products — 2.4%
Corning, Inc.(b)	52,750	1,037,065
Information Retrieval Services — 10.8%
Google, Inc. Cl. A(a) (b)	4,710	1,953,991
Juniper Networks, Inc.(b)	46,830	1,044,309
Yahoo!, Inc.(b)	41,350	1,620,093
		4,618,393
Insurance — 6.8%
ACE Ltd.	8,100	432,864
AFLAC, Inc.	1,400	64,988
American International Group, Inc.	16,100	1,098,503
WellPoint, Inc.(b)	16,440	1,311,748
		2,908,103
Medical Supplies — 2.3%
St. Jude Medical, Inc.(b)	15,000	753,000
Zimmer Holdings, Inc.(b)	3,670	247,505
		1,000,505
Pharmaceuticals — 10.8%
Alcon, Inc.	7,200	933,120
Amgen, Inc.(b)	4,870	384,048
Genentech, Inc.(b)	16,500	1,526,250
Gilead Sciences, Inc.(b)	13,980	735,767
Teva Pharmaceutical Sponsored ADR (Israel)(a)	24,200	1,040,842
		4,620,027

	Number of Shares	Market Value
Prepackaged Software — 1.2%
Electronic Arts, Inc.(b)	9,760	$510,546
Retail — 6.3%
Lowe's Companies, Inc.(a)	17,270	1,151,218
Target Corp.	20,300	1,115,891
Walgreen Co.	10,200	451,452
		2,718,561
Retail – Grocery — 0.7%
Whole Foods Market, Inc.(a)	3,860	298,725
TOTAL EQUITIES (Cost $35,058,866)		41,888,709
	Principal Amount
SHORT-TERM INVESTMENTS — 16.9%
Cash Equivalents — 14.7%(d)
Abbey National PLC Eurodollar Time Deposit 4.290% 01/11/2006	$133,137	133,137
American Beacon Money Market Fund(c)	57,249	57,249
Bank of America 4.230% 01/20/2006	139,793	139,793
Bank of America 4.270% 01/17/2006	102,442	102,442
Bank of Montreal Eurodollar Time Deposit 4.300% 01/19/2006	266,273	266,273
Bank of Nova Scotia Eurodollar Time Deposit 4.250% 01/27/2006	133,137	133,137
Barclays 4.313% 01/17/2006	136,699	136,699
Barclays Eurodollar Time Deposit 4.300% 01/31/2006	133,137	133,137
Barclays Eurodollar Time Deposit 4.410% 02/27/2006	66,568	66,568
BGI Institutional Money Market Fund(c)	213,018	213,018
Branch Banker & Trust Eurodollar Time Deposit 4.260% 01/11/2006	66,568	66,568
Calyon Eurodollar Time Deposit 4.335% 02/06/2006	133,137	133,137

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Select Large Cap Growth Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Dexia Group Eurodollar Time Deposit 4.230% 01/20/2006	$133,137	$133,137
Dexia Group Eurodollar Time Deposit 4.265% 01/27/2006	133,137	133,137
Federal Home Loan Bank Discount Note 4.186% 01/25/2006	79,527	79,527
First Tennessee National Corp. Eurodollar Time Deposit 4.290% 01/13/2006	266,273	266,273
Fortis Bank Eurodollar Time Deposit 4.280% 01/12/2006	133,137	133,137
Fortis Bank Eurodollar Time Deposit 4.300% 01/04/2006	133,137	133,137
Fortis Bank Eurodollar Time Deposit 4.350% 01/03/2006	133,137	133,137
Freddie Mac Discount Note 4.234% 01/30/2006	106,915	106,915
General Electric Capital Corp. 4.274% 01/23/2006	264,764	264,764
Goldman Sachs Financial Square Prime Obligations Money Market Fund(c)	97,686	97,686
Merrimac Cash Fund, Premium Class(c)	21,302	21,302
Morgan Stanley Dean Witter & Co. 4.330% 01/13/2006	266,273	266,273
National Australia Bank Eurodollar Time Deposit 4.156% 01/03/2006	433,972	433,972
Rabobank Nederland Eurodollar Time Deposit 4.150% 01/03/2006	173,077	173,077
Rabobank Nederland Eurodollar Time Deposit 4.210% 01/19/2006	213,018	213,018
Royal Bank of Canada Eurodollar Time Deposit 4.220% 01/20/2006	66,568	66,568
Royal Bank of Canada Eurodollar Time Deposit 4.250% 01/24/2006	133,136	133,136
Royal Bank of Scotland Eurodollar Time Deposit 4.250% 01/23/2006	133,136	133,136

	Principal Amount	Market Value
Royal Bank of Scotland Eurodollar Time Deposit 4.300% 01/31/2006	$199,705	$199,705
Skandinaviska Enskilda Banken AB Eurodollar Time Deposit 4.230% 01/03/2006	66,568	66,568
Skandinaviska Enskilda Banken AB Eurodollar Time Deposit 4.300% 01/17/2006	186,391	186,391
Societe Generale Eurodollar Time Deposit 4.280% 01/30/2006	133,136	133,136
Societe Generale Eurodollar Time Deposit 4.280% 01/31/2006	133,136	133,136
Svenska Handlesbanken Eurodollar Time Deposit 4.100% 01/03/2006	151,938	151,938
The Bank of the West Eurodollar Time Deposit 4.290% 01/25/2006	213,018	213,018
Toronto Dominion Bank Eurodollar Time Deposit 4.300% 01/23/2006	133,136	133,136
UBS AG Eurodollar Time Deposit 4.255% 01/18/2006	66,568	66,568
UBS AG Eurodollar Time Deposit 4.260% 01/10/2006	133,136	133,136
Wells Fargo Eurodollar Time Deposit 4.270% 01/03/2006	111,835	111,835
Wells Fargo Eurodollar Time Deposit 4.300% 01/18/2006	266,273	266,273
		6,297,330
Repurchase Agreement — 2.2%
Investors Bank & Trust Company Repurchase Agreement, dated 12/30/2005, 3.02%, due 01/03/2006(e)	949,112	949,112
TOTAL SHORT-TERM INVESTMENTS (At Amortized Cost)		7,246,442
TOTAL INVESTMENTS — 114.7% (Cost $42,305,308)(f)		49,135,151
Other Assets/ (Liabilities) — (14.7%)		(6,309,396)
NET ASSETS — 100.0%		$42,825,755

Notes to Portfolio of Investments

ADR - American Depository Receipt

(a)  Denotes all or a portion of security on loan. (Note 2).

(b)  Non-income producing security.

(c)  Amount represents shares owned of the fund.

(d)  Represents investments of security lending collateral. (Note 2).

(e)  Maturity value of $949,431. Collateralized by U.S. Government Agency obligations with a rate of 4.819%, maturity date of 12/15/2031, and an aggregate market value, including accrued interest, of $996,568.

(f)  See Note 6 for aggregate cost for Federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Growth Equity Fund – Portfolio of Investments

December 31, 2005

	Number of Shares	Market Value
EQUITIES — 96.2%
COMMON STOCK
Advertising — 0.1%
Getty Images, Inc.(a) (b)	13,300	$1,187,291
Aerospace & Defense — 1.1%
Goodrich Corp.	56,200	2,309,820
Lockheed Martin Corp.	106,800	6,795,684
Rockwell Collins, Inc.	18,700	868,989
		9,974,493
Air Transportation — 0.3%
AMR Corp.(a) (b)	114,400	2,543,112
Apparel, Textiles & Shoes — 1.6%
American Eagle Outfitters, Inc.	77,300	1,776,354
bebe stores, Inc.	111,400	1,562,942
Chico's FAS, Inc.(a)	75,300	3,307,929
Coach, Inc.(a)	36,900	1,230,246
Columbia Sportswear Co.(a) (b)	10,900	520,257
Nike, Inc. Cl. B	10,300	893,937
Nordstrom, Inc.(b)	109,900	4,110,260
Urban Outfitters, Inc.(a) (b)	27,000	683,370
		14,085,295
Automotive & Parts — 0.9%
Copart, Inc.(a)	20,300	468,118
Harley-Davidson, Inc.	110,300	5,679,347
Oshkosh Truck Corp.	36,300	1,618,617
		7,766,082
Banking, Savings & Loans — 1.4%
Fannie Mae	251,300	12,265,953
Beverages — 1.2%
PepsiCo, Inc.	188,300	11,124,764
Broadcasting, Publishing & Printing — 0.4%
Cablevision Systems Corp. Cl. A(a) (b)	61,900	1,452,793
The McGraw-Hill Companies, Inc.	40,500	2,091,015
		3,543,808
Commercial Services — 1.3%
eBay, Inc.(a)	24,900	1,076,925
Global Payments, Inc.	21,800	1,016,098
Jacobs Engineering Group, Inc.(a)	18,600	1,262,382
Moody's Corp.	16,500	1,013,430

	Number of Shares	Market Value
Paychex, Inc.	69,200	$2,637,904
Pharmaceutical Product Development, Inc.	48,400	2,998,380
Rent-A-Center, Inc.(a)	74,800	1,410,728
Robert Half International, Inc.(b)	18,500	700,965
		12,116,812
Communications — 0.3%
Harris Corp.	71,500	3,075,215
Communications Equipment — 1.9%
Motorola, Inc.	749,900	16,940,241
Computer & Data Processing Services — 0.0%
Anteon International Corp.(a)	5,100	277,185
Computer Integrated Systems Design — 0.2%
Autodesk, Inc.	47,100	2,022,945
Computer Programming Services — 0.1%
Cognizant Technology Solutions Corp.(a)	13,700	689,795
Computer Related Services — 0.3%
CNET Networks, Inc.(a)	99,200	1,457,248
Ingram Micro, Inc. Cl. A(a)	66,400	1,323,352
		2,780,600
Computers & Information — 6.4%
Apple Computer, Inc.(a)	98,600	7,088,354
Dell, Inc.(a)	1,057,600	31,717,424
EMC Corp.(a)	138,900	1,891,818
Emulex Corp.(a)	26,900	532,351
International Business Machines Corp.	125,300	10,299,660
Lexmark International, Inc.(a)	40,300	1,806,649
Western Digital Corp.(a)	244,600	4,552,006
		57,888,262
Cosmetics & Personal Care — 0.5%
The Procter & Gamble Co.	85,200	4,931,376
Data Processing & Preparation — 2.1%
Affiliated Computer Services, Inc. Cl. A(a)	40,200	2,379,036
Alliance Data Systems Corp.(a) (b)	26,800	954,080
First Data Corp.	291,800	12,550,318
Fiserv, Inc.(a)	49,900	2,159,173
Total System Services, Inc.	38,800	767,852
		18,810,459

	Number of Shares	Market Value
Electric Utilities — 0.2%
TXU Corp.	43,400	$2,178,246
Electrical Equipment & Electronics — 9.3%
American Power Conversion Corp.	66,600	1,465,200
Broadcom Corp. Cl. A(a)	24,200	1,141,030
General Electric Co.	99,100	3,473,455
Intel Corp.	1,821,600	45,467,136
International Rectifier Corp.(a)	34,500	1,100,550
Johnson Controls, Inc.	13,700	998,867
National Semiconductor Corp.	36,100	937,878
Nvidia Corp.(a)	79,700	2,913,832
Rockwell Automation, Inc.	41,300	2,443,308
Texas Instruments, Inc.	764,100	24,504,687
		84,445,943
Energy — 5.6%
BJ Services Co.(b)	49,700	1,822,499
Burlington Resources, Inc.	89,600	7,723,520
EOG Resources, Inc.(b)	153,300	11,247,621
Exxon Mobil Corp.	182,500	10,251,025
Frontier Oil Corp.	29,600	1,110,888
Halliburton Co.(b)	61,800	3,829,128
Helmerich & Payne, Inc.	17,300	1,071,043
Kinder Morgan, Inc.	72,200	6,638,790
Patterson-UTI Energy, Inc.	81,800	2,695,310
Questar Corp.	16,000	1,211,200
Sunoco, Inc.(b)	23,100	1,810,578
Unit Corp.(a)	14,300	786,929
Valero Energy Corp.	19,200	990,720
		51,189,251
Financial Services — 2.6%
Ameritrade Holding Corp.(a)	55,800	1,339,200
Eaton Vance Corp.	34,600	946,656
Franklin Resources, Inc.	5,300	498,253
Legg Mason, Inc.	28,900	3,459,041
MBNA Corp.	234,600	6,371,736
The Charles Schwab Corp.	643,100	9,434,277
The Chicago Mercantile Exchange(b)	1,500	551,235
The Goldman Sachs Group, Inc.	5,600	715,176
		23,315,574

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Select Growth Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Foods — 0.5%
Panera Bread Co. Cl. A(a) (b)	26,200	$1,720,816
The Kroger Co.(a)	126,900	2,395,872
		4,116,688
Healthcare — 8.9%
Caremark Rx, Inc.(a)	17,600	911,504
Coventry Health Care, Inc.(a)	16,800	956,928
Express Scripts, Inc.(a) (b)	138,500	11,606,300
HCA, Inc.	126,400	6,383,200
Health Net, Inc.(a)	38,900	2,005,295
Humana, Inc.(a)	20,300	1,102,899
Lincare Holdings, Inc.(a)	99,800	4,182,618
UnitedHealth Group, Inc.	836,152	51,958,485
Universal Health Services, Inc. Cl. B	23,000	1,075,020
		80,182,249
Home Construction, Furnishings & Appliances — 1.4%
D.R. Horton, Inc.(b)	94,300	3,369,339
HNI Corp.	3,900	214,227
KB Home(b)	26,100	1,896,426
Maytag Corp.	36,900	694,458
Miller (Herman), Inc.	17,300	487,687
Mohawk Industries, Inc.(a)	38,500	3,348,730
The Ryland Group, Inc.	13,200	952,116
Toll Brothers, Inc.(a) (b)	56,400	1,953,696
		12,916,679
Household Products — 0.3%
Black & Decker Corp.(b)	17,800	1,547,888
Corning, Inc.(a)	70,100	1,378,166
		2,926,054
Industrial – Distribution — 0.0%
Grainger (W.W.), Inc.	5,200	369,720
Information Retrieval Services — 1.1%
Google, Inc. Cl. A(a)	16,100	6,679,246
Yahoo!, Inc.(a)	75,000	2,938,500
		9,617,746
Insurance — 3.9%
Aetna, Inc.	109,100	10,289,221
AFLAC, Inc.	205,800	9,553,236
Ambac Financial Group, Inc.	38,000	2,928,280
American International Group, Inc.	107,900	7,362,017

	Number of Shares	Market Value
Marsh & McLennan Companies, Inc.	68,100	$2,162,856
Radian Group, Inc.	15,800	925,722
WellPoint, Inc.(a)	21,750	1,735,456
		34,956,788
Lodging — 0.9%
Marriott International, Inc. Cl. A	60,500	4,051,685
MGM Mirage(a) (b)	74,300	2,724,581
Starwood Hotels & Resorts Worldwide, Inc.	16,500	1,053,690
		7,829,956
Machinery & Components — 2.0%
Baker Hughes, Inc.(b)	52,900	3,215,262
Caterpillar, Inc.	170,900	9,872,893
Cooper Cameron Corp.(a)	17,600	728,640
Grant Prideco, Inc.(a)	33,700	1,486,844
Joy Global, Inc.	29,700	1,188,000
Smith International, Inc.	21,600	801,576
Timken Co.	27,300	874,146
		18,167,361
Medical Supplies — 1.7%
Agilent Technologies, Inc.(a)	124,400	4,141,276
Allergan, Inc.(b)	31,400	3,389,944
Medtronic, Inc.	18,600	1,070,802
Mine Safety Appliances Co.	4,400	159,324
Respironics, Inc.(a)	5,300	196,471
St. Jude Medical, Inc.(a)	43,300	2,173,660
Stryker Corp.	93,000	4,131,990
		15,263,467
Metals & Mining — 0.2%
Consol Energy, Inc.	18,100	1,179,758
Precision Castparts Corp.	12,200	632,082
		1,811,840
Pharmaceuticals — 14.1%
Abbott Laboratories	119,000	4,692,170
American Pharmacuetical Partners, Inc.(a) (b)	43,000	1,667,970
AmerisourceBergen Corp.	43,200	1,788,480
Amgen, Inc.(a)	68,100	5,370,366
Barr Pharmaceuticals(a)	56,100	3,494,469
Cardinal Health, Inc.	205,600	14,135,000
Forest Laboratories, Inc.(a)	72,000	2,928,960
Genentech, Inc.(a)	87,100	8,056,750
Gilead Sciences, Inc.(a)	37,300	1,963,099
Hospira, Inc.(a)	22,800	975,384

	Number of Shares	Market Value
Invitrogen Corp.(a)	10,900	$726,376
Johnson & Johnson	278,200	16,719,820
McKesson Corp.	189,600	9,781,464
Medco Health Solutions, Inc.(a)	64,000	3,571,200
Merck & Co., Inc.	792,000	25,193,520
Omnicare, Inc.	39,700	2,271,634
Pfizer, Inc.	820,100	19,124,732
Wyeth	106,700	4,915,669
		127,377,063
Prepackaged Software — 0.9%
Adobe Systems, Inc.	100,500	3,714,480
Cerner Corp.(a) (b)	23,000	2,090,930
Microsoft Corp.	25,800	674,670
Oracle Corp.(a)	154,700	1,888,887
		8,368,967
Real Estate — 0.1%
CB Richard Ellis Group, Inc. Cl. A(a)	10,900	641,465
Restaurants — 1.3%
Applebee's International, Inc.	14,200	320,778
Brinker International, Inc.(b)	35,800	1,384,028
Darden Restaurants, Inc.	102,800	3,996,864
Outback Steakhouse, Inc.	24,600	1,023,606
Sonic Corp.(a)	40,000	1,180,000
Wendy's International, Inc.	76,000	4,199,760
		12,105,036
Retail — 14.5%
Advance Auto Parts Corp.(a)	87,500	3,802,750
AutoZone, Inc.(a)	24,000	2,202,000
Bed Bath & Beyond, Inc.(a)	171,300	6,192,495
CVS Corp.	29,900	789,958
Dollar General Corp.	155,500	2,965,385
Dollar Tree Stores, Inc.(a) (b)	100,400	2,403,576
Family Dollar Stores, Inc.	16,100	399,119
Lowe's Companies, Inc.(b)	370,200	24,677,532
O'Reilly Automotive, Inc.(a)	30,300	969,903
Target Corp.	56,700	3,116,799
The Home Depot, Inc.	1,049,100	42,467,568
TJX Companies, Inc.	184,700	4,290,581
Walgreen Co.	132,500	5,864,450
Wal-Mart Stores, Inc.	660,800	30,925,440
		131,067,556

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Select Growth Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Retail – Grocery — 0.0%
Weis Markets, Inc.	1,300	$55,952
Telephone Utilities — 0.9%
ADTRAN, Inc.	24,400	725,656
Nextel Partners, Inc. Cl. A(a)	168,800	4,716,272
NII Holdings, Inc. Cl. B(a) (b)	70,000	3,057,600
		8,499,528
Tobacco — 5.4%
Altria Group, Inc.	657,600	49,135,872
Transportation — 0.3%
CNF, Inc.	5,000	279,450
FedEx Corp.	13,000	1,344,070
Landstar System, Inc.	15,300	638,622
Robinson (C.H.) Worldwide, Inc.	18,100	670,243
		2,932,385
TOTAL EQUITIES (Cost $808,391,844)		871,495,074
RIGHTS — 0.0%
Computers & Information
Seagate Technology(a) (c)	66,000	0
TOTAL RIGHTS (Cost $0)		0
TOTAL LONG TERM INVESTMENTS (Cost $808,391,844)		871,495,074
	Principal Amount
SHORT-TERM INVESTMENTS — 10.6%
Cash Equivalents — 6.9% (f)
Abbey National PLC Eurodollar Time Deposit 4.290% 01/11/2006	$1,316,101	1,316,101
American Beacon Money Market Fund(d)	565,924	565,924
Bank of America 4.230% 01/20/2006	1,381,906	1,381,906
Bank of America 4.270% 01/17/2006	1,012,677	1,012,677
Bank of Montreal Eurodollar Time Deposit 4.300% 01/19/2006	2,632,202	2,632,202

	Principal Amount	Market Value
Bank of Nova Scotia Eurodollar Time Deposit 4.250% 01/27/2006	$1,316,101	$1,316,101
Barclays 4.313% 01/17/2006	1,351,322	1,351,322
Barclays Eurodollar Time Deposit 4.300% 01/31/2006	1,316,102	1,316,102
Barclays Eurodollar Time Deposit 4.410% 02/27/2006	658,051	658,051
BGI Institutional Money Market Fund(d)	2,105,763	2,105,763
Branch Banker & Trust Eurodollar Time Deposit 4.260% 01/11/2006	658,051	658,051
Calyon Eurodollar Time Deposit 4.335% 02/06/2006	1,316,102	1,316,102
Dexia Group Eurodollar Time Deposit 4.230% 01/20/2006	1,316,102	1,316,102
Dexia Group Eurodollar Time Deposit 4.265% 01/27/2006	1,316,102	1,316,102
Federal Home Loan Bank Discount Note 4.186% 01/25/2006	786,155	786,155
First Tennessee National Corp. Eurodollar Time Deposit 4.290% 01/13/2006	2,632,203	2,632,203
Fortis Bank Eurodollar Time Deposit 4.280% 01/12/2006	1,316,102	1,316,102
Fortis Bank Eurodollar Time Deposit 4.300% 01/04/2006	1,316,102	1,316,102
Fortis Bank Eurodollar Time Deposit 4.350% 01/03/2006	1,316,102	1,316,102
Freddie Mac Discount Note 4.234% 01/30/2006	1,056,890	1,056,890
General Electric Capital Corp. 4.274% 01/23/2006	2,617,288	2,617,288
Goldman Sachs Financial Square Prime Obligations Money Market Fund(d)	965,659	965,659
Merrimac Cash Fund, Premium Class(d)	210,576	210,576

	Principal Amount	Market Value
Morgan Stanley Dean Witter & Co. 4.330% 01/13/2006	$2,632,203	$2,632,203
National Australia Bank Eurodollar Time Deposit 4.156% 01/03/2006	4,289,969	4,289,969
Rabobank Nederland Eurodollar Time Deposit 4.150% 01/03/2006	1,710,932	1,710,932
Rabobank Nederland Eurodollar Time Deposit 4.210% 01/19/2006	2,105,763	2,105,763
Royal Bank of Canada Eurodollar Time Deposit 4.220% 01/20/2006	658,051	658,051
Royal Bank of Canada Eurodollar Time Deposit 4.250% 01/24/2006	1,316,102	1,316,102
Royal Bank of Scotland Eurodollar Time Deposit 4.250% 01/23/2006	1,316,102	1,316,102
Royal Bank of Scotland Eurodollar Time Deposit 4.300% 01/31/2006	1,974,153	1,974,153
Skandinaviska Enskilda Banken AB Eurodollar Time Deposit 4.230% 01/03/2006	658,051	658,051
Skandinaviska Enskilda Banken AB Eurodollar Time Deposit 4.300% 01/17/2006	1,842,542	1,842,542
Societe Generale Eurodollar Time Deposit 4.280% 01/30/2006	1,316,102	1,316,102
Societe Generale Eurodollar Time Deposit 4.280% 01/31/2006	1,316,102	1,316,102
Svenska Handlesbanken Eurodollar Time Deposit 4.100% 01/03/2006	1,501,960	1,501,960
The Bank of the West Eurodollar Time Deposit 4.290% 01/25/2006	2,105,763	2,105,763
Toronto Dominion Bank Eurodollar Time Deposit 4.300% 01/23/2006	1,316,102	1,316,102
UBS AG Eurodollar Time Deposit 4.255% 01/18/2006	658,051	658,051
UBS AG Eurodollar Time Deposit 4.260% 01/10/2006	1,316,102	1,316,102

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Select Growth Equity Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Wells Fargo Eurodollar Time Deposit 4.270% 01/03/2006	$1,105,525	$1,105,525
Wells Fargo Eurodollar Time Deposit 4.300% 01/18/2006	2,632,203	2,632,203
		62,251,361
Repurchase Agreement — 3.6%
Investors Bank & Trust Company Repurchase Agreement, dated 12/30/2005, 3.02%, due 01/03/2006(g)	33,000,446	33,000,446
U.S. Treasury Bills — 0.1%
U.S. Treasury Bill(e) 3.570% 02/23/2006	75,000	74,607
U.S. Treasury Bill(e) 3.631% 02/23/2006	40,000	39,786
U.S. Treasury Bill(e) 3.750% 02/23/2006	100,000	99,448
U.S. Treasury Bill(e) 3.770% 02/23/2006	500,000	497,224
U.S. Treasury Bill(e) 3.860% 02/23/2006	150,000	149,147
U.S. Treasury Bill(e) 3.865% 02/23/2006	220,000	218,749
		1,078,961
TOTAL SHORT-TERM INVESTMENTS (At Amortized Cost)		96,330,768
TOTAL INVESTMENTS — 106.8% (Cost $904,722,612)(h)		967,825,842
Other Assets/ (Liabilities) — (6.8%)		(61,917,997)
NET ASSETS — 100.0%		$905,907,845

Notes to Portfolio of Investments

(a)  Non-income producing security.

(b)  Denotes all or a portion of security on loan. (Note 2).

(c)  This security is valued in good faith under procedures established by the board of trustees.

(d)  Amount represents shares owned of the fund.

(e)  This security is held as collateral for open futures contracts. (Note 2).

(f)  Represents investments of security lending collateral. (Note 2).

(g)  Maturity value of $33,011,520. Collateralized by U.S. Government Agency obligation with a rate of 4.829%, maturity date of 12/25/2032, and an aggregate market value, including accrued interest, of $34,650,469.

(h)  See Note 6 for aggregate cost for Federal tax purposes.

The remainder of this page is intentionally left blank.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Aggressive Growth Fund – Portfolio of Investments

December 31, 2005

	Number of Shares	Market Value
EQUITIES — 99.1%
COMMON STOCK
Banking, Savings & Loans — 2.5%
Capital One Financial Corp.	178,600	$15,431,040
Commercial Services — 17.0%
Apollo Group, Inc. Cl. A(a)	476,100	28,785,006
eBay, Inc.(a)	1,084,000	46,883,000
Iron Mountain, Inc.(a) (b)	179,700	7,586,934
Moody's Corp.	347,500	21,343,450
		104,598,390
Communications — 3.9%
Qualcomm, Inc.	559,500	24,103,260
Computers & Information — 3.8%
Dell, Inc.(a)	770,800	23,116,292
Financial Services — 3.6%
The Chicago Mercantile Exchange(b)	60,300	22,159,647
Food Retailers — 6.6%
Starbucks Corp.(a)	1,351,300	40,552,513
Information Retrieval Services — 13.0%
Google, Inc. Cl. A(a)	129,100	53,558,426
Yahoo!, Inc.(a)	660,600	25,882,308
		79,440,734
Medical Supplies — 14.1%
Allergan, Inc.(b)	220,600	23,815,976
Intuitive Surgical, Inc.(a)	78,000	9,147,060
Medtronic, Inc.	387,200	22,291,104
Patterson Cos, Inc.(a)	216,700	7,237,780
Stryker Corp.(b)	313,000	13,906,590
Zimmer Holdings, Inc.(a)	152,700	10,298,088
		86,696,598
Pharmaceuticals — 22.7%
American Pharmacuetical Partners, Inc.(a) (b)	243,200	9,433,728
Amgen, Inc.(a)	264,100	20,826,926
Genentech, Inc.(a)	567,000	52,447,500
Genzyme Corp.(a)	353,900	25,049,042
Teva Pharmaceutical Sponsored ADR (Israel)(b)	738,600	31,767,186
		139,524,382

	Number of Shares	Market Value
Prepackaged Software — 2.6%
Red Hat, Inc.(a) (b)	581,000	$15,826,440
Retail — 9.3%
Bed Bath & Beyond, Inc.(a)	335,600	12,131,940
Lowe's Companies, Inc.(b)	388,900	25,924,074
Walgreen Co.	435,200	19,261,952
		57,317,966
TOTAL EQUITIES (Cost $489,363,646)		608,767,262
	Principal Amount
SHORT-TERM INVESTMENTS — 17.0%
Cash Equivalents — 15.8%(d)
Abbey National PLC Eurodollar Time Deposit 4.290% 01/11/2006	$2,048,206	2,048,206
American Beacon Money Market Fund(c)	880,728	880,728
Bank of America 4.230% 01/20/2006	2,150,615	2,150,615
Bank of America 4.270% 01/17/2006	1,575,996	1,575,996
Bank of Montreal Eurodollar Time Deposit 4.300% 01/19/2006	4,096,410	4,096,410
Bank of Nova Scotia Eurodollar Time Deposit 4.250% 01/27/2006	2,048,205	2,048,205
Barclays 4.313% 01/17/2006	2,103,016	2,103,016
Barclays Eurodollar Time Deposit 4.300% 01/31/2006	2,048,205	2,048,205
Barclays Eurodollar Time Deposit 4.410% 02/27/2006	1,024,102	1,024,102
BGI Institutional Money Market Fund(c)	3,277,128	3,277,128
Branch Banker & Trust Eurodollar Time Deposit 4.260% 01/11/2006	1,024,103	1,024,103
Calyon Eurodollar Time Deposit 4.335% 02/06/2006	2,048,206	2,048,206

	Principal Amount	Market Value
Dexia Group Eurodollar Time Deposit 4.230% 01/20/2006	$2,048,206	$2,048,206
Dexia Group Eurodollar Time Deposit 4.265% 01/27/2006	2,048,206	2,048,206
Federal Home Loan Bank Discount Note 4.186% 01/25/2006	1,223,467	1,223,467
First Tennessee National Corp. Eurodollar Time Deposit 4.290% 01/13/2006	4,096,411	4,096,411
Fortis Bank Eurodollar Time Deposit 4.280% 01/12/2006	2,048,206	2,048,206
Fortis Bank Eurodollar Time Deposit 4.300% 01/04/2006	2,048,206	2,048,206
Fortis Bank Eurodollar Time Deposit 4.350% 01/03/2006	2,048,206	2,048,206
Freddie Mac Discount Note 4.234% 01/30/2006	1,644,803	1,644,803
General Electric Capital Corp. 4.274% 01/23/2006	4,073,198	4,073,198
Goldman Sachs Financial Square Prime Obligations Money Market Fund(c)	1,502,824	1,502,824
Merrimac Cash Fund, Premium Class(c)	327,713	327,713
Morgan Stanley Dean Witter & Co. 4.330% 01/13/2006	4,096,411	4,096,411
National Australia Bank Eurodollar Time Deposit 4.156% 01/03/2006	6,676,337	6,676,337
Rabobank Nederland Eurodollar Time Deposit 4.150% 01/03/2006	2,662,667	2,662,667
Rabobank Nederland Eurodollar Time Deposit 4.210% 01/19/2006	3,277,129	3,277,129
Royal Bank of Canada Eurodollar Time Deposit 4.220% 01/20/2006	1,024,103	1,024,103

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Select Aggressive Growth Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Royal Bank of Canada Eurodollar Time Deposit 4.250% 01/24/2006	$2,048,206	$2,048,206
Royal Bank of Scotland Eurodollar Time Deposit 4.250% 01/23/2006	2,048,206	2,048,206
Royal Bank of Scotland Eurodollar Time Deposit 4.300% 01/31/2006	3,072,308	3,072,308
Skandinaviska Enskilda Banken AB Eurodollar Time Deposit 4.230% 01/03/2006	1,024,103	1,024,103
Skandinaviska Enskilda Banken AB Eurodollar Time Deposit 4.300% 01/17/2006	2,867,488	2,867,488
Societe Generale Eurodollar Time Deposit 4.280% 01/30/2006	2,048,206	2,048,206
Societe Generale Eurodollar Time Deposit 4.280% 01/31/2006	2,048,206	2,048,206
Svenska Handlesbanken Eurodollar Time Deposit 4.100% 01/03/2006	2,337,451	2,337,451
The Bank of the West Eurodollar Time Deposit 4.290% 01/25/2006	3,277,128	3,277,128
Toronto Dominion Bank Eurodollar Time Deposit 4.300% 01/23/2006	2,048,206	2,048,206
UBS AG Eurodollar Time Deposit 4.255% 01/18/2006	1,024,103	1,024,103
UBS AG Eurodollar Time Deposit 4.260% 01/10/2006	2,048,206	2,048,206
Wells Fargo Eurodollar Time Deposit 4.270% 01/03/2006	1,720,493	1,720,493
Wells Fargo Eurodollar Time Deposit 4.300% 01/18/2006	4,096,411	4,096,411
		96,879,734

	Principal Amount	Market Value
Repurchase Agreement — 1.2%
Investors Bank & Trust Company Repurchase Agreement, dated 12/30/2005, 3.02%, due 01/03/2006(e)	$7,525,422	$7,525,422
TOTAL SHORT-TERM INVESTMENTS (At Amortized Cost)		104,405,156
TOTAL INVESTMENTS — 116.1% (Cost $593,768,802)(f)		713,172,418
Other Assets/ (Liabilities) — (16.1%)		(99,070,336)
NET ASSETS — 100.0%		$614,102,082

Notes to Portfolio of Investments

ADR - American Depository Receipt

(a)  Non-income producing security.

(b)  Denotes all or a portion of security on loan. (Note 2).

(c)  Amount represents shares owned of the fund.

(d)  Represents investments of security lending collateral. (Note 2).

(e)  Maturity value of $7,527,947. Collaterized by U.S. Government Agency obligation with a rate of 4.879%, maturity date of 02/25/2033, and an aggregate market value, including accrued interest, of $7,901,693.

(f)  See Note 6 for aggregate cost for Federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Select OTC 100 Fund – Portfolio of Investments

December 31, 2005

	Number of Shares	Market Value
EQUITIES — 100.4%
COMMON STOCK
Advertising — 0.7%
Lamar Advertising Co.(a)	3,852	$177,731
Monster Worldwide, Inc.(a)	5,403	220,550
		398,281
Apparel, Textiles & Shoes — 0.6%
Ross Stores, Inc.(b)	6,342	183,284
Urban Outfitters, Inc.(a) (b)	7,566	191,495
		374,779
Automotive & Parts — 0.9%
Paccar, Inc.	8,343	577,586
Broadcasting, Publishing & Printing — 2.2%
Comcast Corp. Cl. A(a) (b)	42,156	1,094,370
Liberty Global, Inc. Cl. A(a)	11,408	256,680
		1,351,050
Commercial Services — 6.0%
Apollo Group, Inc. Cl. A(a)	7,854	474,853
Cintas Corp.(b)	8,966	369,220
eBay, Inc.(a)	46,105	1,994,041
Fastenal Co.	6,427	251,874
Paychex, Inc.	15,899	606,070
		3,696,058
Communications — 10.0%
EchoStar Communications Corp. Cl. A(a)	9,617	261,294
Network Appliance, Inc.(a) (b)	17,214	464,778
NTL, Inc.(a)	4,134	281,443
Qualcomm, Inc.(b)	87,636	3,775,359
Research In Motion Limited(a)	8,407	554,946
Sirius Satellite Radio, Inc.(a) (b)	63,752	427,138
Tellabs, Inc.(a)	11,273	122,876
XM Satellite Radio Holdings, Inc. Cl. A(a) (b)	10,096	275,419
		6,163,253
Communications Equipment — 0.3%
Ericsson (LM) Cl. B Sponsored ADR (Sweden)(b)	5,714	196,562
Computer Integrated Systems Design — 1.5%
Autodesk, Inc.	10,619	456,086

	Number of Shares	Market Value
Cadence Design Systems, Inc.(a) (b)	12,668	$214,342
Sun Microsystems, Inc.(a)	65,685	275,220
		945,648
Computer Programming Services — 1.1%
Cognizant Technology Solutions Corp.(a)	5,939	299,029
Mercury Interactive Corp.(a)	4,103	114,022
VeriSign, Inc.(a) (b)	10,655	233,558
		646,609
Computer Related Services — 1.0%
Checkfree Corp.(a)	3,664	168,178
IAC/InterActiveCorp(a)	14,755	417,714
		585,892
Computers & Information — 12.1%
Apple Computer, Inc.(a)	52,004	3,738,567
CDW Corp.	3,696	212,779
Cisco Systems, Inc.(a)	97,047	1,661,445
Comverse Technology, Inc.(a)	9,198	244,575
Dell, Inc.(a)	38,327	1,149,427
Sandisk Corp.(a)	7,517	472,218
		7,479,011
Data Processing & Preparation — 0.7%
Fiserv, Inc.(a)	10,169	440,013
Electrical Equipment & Electronics — 13.1%
Altera Corp.(a) (b)	22,584	418,481
American Power Conversion Corp.	8,637	190,014
ATI Technologies, Inc.(a)	10,901	185,208
Broadcom Corp. Cl. A(a)	11,730	553,069
Flextronics International Ltd.(a)	27,489	286,985
Garmin Limited(b)	4,456	295,656
Intel Corp.	93,337	2,329,691
JDS Uniphase Corp.(a)	83,680	197,485
Kla-Tencor Corp.	10,546	520,234
Linear Technology Corp.(b)	18,024	650,126
Marvell Technology Group Ltd.(a)	11,974	671,622
Maxim Integrated Products, Inc.	20,338	737,049
Microchip Technology, Inc.	7,675	246,751
Nvidia Corp.(a)	7,411	270,946
Xilinx, Inc.(b)	20,473	516,124
		8,069,441

	Number of Shares	Market Value
Energy — 0.4%
Patterson-UTI Energy, Inc.	7,671	$252,759
Food Retailers — 2.3%
Starbucks Corp.(a)	47,266	1,418,453
Healthcare — 1.1%
Express Scripts, Inc.(a)	5,683	476,235
Lincare Holdings, Inc.(a)	4,172	174,848
		651,083
Information Retrieval Services — 6.1%
Google, Inc. Cl. A(a)	5,403	2,241,489
Juniper Networks, Inc.(a)	16,416	366,077
Yahoo!, Inc.(a)	30,147	1,181,159
		3,788,725
Internet Content — 0.3%
BEA Systems, Inc.(a)	18,113	170,262
Lodging — 0.4%
Wynn Resorts Limited(a) (b)	4,828	264,816
Manufacturing — 1.4%
Applied Materials, Inc.	37,135	666,202
Lam Research Corp.(a)	6,149	219,396
		885,598
Medical Supplies — 1.5%
Biomet, Inc.	14,824	542,114
Dentsply International, Inc.	3,359	180,345
Patterson Cos, Inc.(a)	5,819	194,355
		916,814
Pharmaceuticals — 12.2%
Amgen, Inc.(a)	25,500	2,010,930
Biogen Idec, Inc.(a)	16,319	739,740
Celgene Corp.(a) (b)	7,384	478,483
Chiron Corp.(a)	11,636	517,336
Genzyme Corp.(a)	14,305	1,012,508
Gilead Sciences, Inc.(a)	19,978	1,051,442
MedImmune, Inc.(a)	11,617	406,827
Sepracor, Inc.(a) (b)	4,584	236,534
Sigma-Aldrich Corp.	2,874	181,895
Teva Pharmaceutical Sponsored ADR (Israel)(b)	21,328	917,317
		7,553,012
Prepackaged Software — 15.7%
Activision, Inc.(a)	10,989	150,989
Adobe Systems, Inc.	21,488	794,196
Check Point Software Technologies Limited(a)	10,726	215,593

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Select OTC 100 Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Citrix Systems, Inc.(a)	9,265	$266,647
Electronic Arts, Inc.(a)	13,384	700,117
Intuit, Inc.(a)	9,819	523,353
Microsoft Corp.	162,009	4,236,535
Oracle Corp.(a) (b)	94,981	1,159,718
Pixar, Inc.(a)	5,381	283,686
Red Hat, Inc.(a) (b)	7,550	205,662
Siebel Systems, Inc.	27,376	289,638
Symantec Corp.(a)	50,018	875,315
		9,701,449
Retail — 5.3%
Amazon.com, Inc.(a) (b)	12,145	572,637
Bed Bath & Beyond, Inc.(a)	17,664	638,554
Costco Wholesale Corp.	11,000	544,170
Petsmart, Inc.	6,213	159,426
Sears Holdings Corp.(a) (b)	7,396	854,460
Staples, Inc.	21,660	491,899
		3,261,146
Retail – Grocery — 0.7%
Whole Foods Market, Inc.(b)	5,936	459,387
Telephone Utilities — 1.0%
MCI, Inc.	15,800	311,734
NII Holdings, Inc. Cl. B(a)	6,520	284,794
		596,528
Transportation — 1.2%
Discovery Holding Co. Cl. A(a)	10,005	151,576
Expeditors International of Washington, Inc.	4,658	314,462
Robinson (C.H.) Worldwide, Inc.	7,527	278,725
		744,763
Travel — 0.6%
Expedia, Inc.(a)	15,281	366,133
TOTAL EQUITIES (Cost $54,037,147)		61,955,111
	Principal Amount
SHORT-TERM INVESTMENTS — 15.2%
Cash Equivalents — 14.6%(e)
Abbey National PLC Eurodollar Time Deposit 4.290% 01/11/2006	$190,920	190,920
American Beacon Money Market Fund(c)	82,095	82,095
Bank of America 4.230% 01/20/2006	200,465	200,465

	Principal Amount	Market Value
Bank of America 4.270% 01/17/2006	$146,903	$146,903
Bank of Montreal Eurodollar Time Deposit 4.300% 01/19/2006	381,839	381,839
Bank of Nova Scotia Eurodollar Time Deposit 4.250% 01/27/2006	190,920	190,920
Barclays 4.313% 01/17/2006	196,029	196,029
Barclays Eurodollar Time Deposit 4.300% 01/31/2006	190,920	190,920
Barclays Eurodollar Time Deposit 4.410% 02/27/2006	95,460	95,460
BGI Institutional Money Market Fund(c)	305,471	305,471
Branch Banker & Trust Eurodollar Time Deposit 4.260% 01/11/2006	95,460	95,460
Calyon Eurodollar Time Deposit 4.335% 02/06/2006	190,920	190,920
Dexia Group Eurodollar Time Deposit 4.230% 01/20/2006	190,920	190,920
Dexia Group Eurodollar Time Deposit 4.265% 01/27/2006	190,919	190,919
Federal Home Loan Bank Discount Note 4.186% 01/25/2006	114,043	114,043
First Tennessee National Corp. Eurodollar Time Deposit 4.290% 01/13/2006	381,839	381,839
Fortis Bank Eurodollar Time Deposit 4.280% 01/12/2006	190,919	190,919
Fortis Bank Eurodollar Time Deposit 4.300% 01/04/2006	190,919	190,919
Fortis Bank Eurodollar Time Deposit 4.350% 01/03/2006	190,919	190,919
Freddie Mac Discount Note 4.234% 01/30/2006	153,317	153,317
General Electric Capital Corp. 4.274% 01/23/2006	379,675	379,675

	Principal Amount	Market Value
Goldman Sachs Financial Square Prime Obligations Money Market Fund(c)	$140,083	$140,083
Merrimac Cash Fund, Premium Class(c)	30,547	30,547
Morgan Stanley Dean Witter & Co. 4.330% 01/13/2006	381,839	381,839
National Australia Bank Eurodollar Time Deposit 4.156% 01/03/2006	622,321	622,321
Rabobank Nederland Eurodollar Time Deposit 4.150% 01/03/2006	248,195	248,195
Rabobank Nederland Eurodollar Time Deposit 4.210% 01/19/2006	305,471	305,471
Royal Bank of Canada Eurodollar Time Deposit 4.220% 01/20/2006	95,460	95,460
Royal Bank of Canada Eurodollar Time Deposit 4.250% 01/24/2006	190,919	190,919
Royal Bank of Scotland Eurodollar Time Deposit 4.250% 01/23/2006	190,919	190,919
Royal Bank of Scotland Eurodollar Time Deposit 4.300% 01/31/2006	286,379	286,379
Skandinaviska Enskilda Banken AB Eurodollar Time Deposit 4.230% 01/03/2006	95,460	95,460
Skandinaviska Enskilda Banken AB Eurodollar Time Deposit 4.300% 01/17/2006	267,287	267,287
Societe Generale Eurodollar Time Deposit 4.280% 01/30/2006	190,919	190,919
Societe Generale Eurodollar Time Deposit 4.280% 01/31/2006	190,919	190,919
Svenska Handlesbanken Eurodollar Time Deposit 4.100% 01/03/2006	217,881	217,881
The Bank of the West Eurodollar Time Deposit 4.290% 01/25/2006	305,471	305,471
Toronto Dominion Bank Eurodollar Time Deposit 4.300% 01/23/2006	190,919	190,919

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Select OTC 100 Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
UBS AG Eurodollar Time Deposit 4.255% 01/18/2006	$95,460	$95,460
UBS AG Eurodollar Time Deposit 4.260% 01/10/2006	190,919	190,919
Wells Fargo Eurodollar Time Deposit 4.270% 01/03/2006	160,372	160,372
Wells Fargo Eurodollar Time Deposit 4.300% 01/18/2006	381,839	381,839
		9,030,451
Repurchase Agreement — 0.5%
Investors Bank & Trust Company Repurchase Agreement, dated 12/30/2005, 3.02%, due 01/03/2006(f)	302,914	302,914
U.S. Treasury Bills — 0.1%
U.S. Treasury Bill(d) 3.938% 04/06/2006	70,000	69,297
TOTAL SHORT-TERM INVESTMENTS (At Amortized Cost)		9,402,662
TOTAL INVESTMENTS — 115.6% (Cost $63,439,809)(g)		71,357,773
Other Assets/ (Liabilities) — (15.6%)		(9,657,612)
NET ASSETS — 100.0%		$61,700,161

Notes to Portfolio of Investments

ADR - American Depository Receipt

(a)  Non-income producing security.

(b)  Denotes all or a portion of security on loan. (Note 2).

(c)  Amount represents shares owned of the fund.

(d)  This security is held as collateral for open futures contracts. (Note 2).

(e)  Represents investments of security lending collateral. (Note 2).

(f)  Maturity value of $303,016. Collateralized by a U.S. Government Agency obligation with a rate of 4.769%, maturity date of 05/15/2032 and an aggregate market value, including accrued interest, of $318,060.

(g)  See Note 6 for aggregate cost for Federal tax purposes.

The remainder of this page is intentionally left blank.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Focused Value Fund – Portfolio of Investments

December 31, 2005

	Number of Shares	Market Value
EQUITIES — 94.5%
COMMON STOCK
Advertising — 1.0%
Catalina Marketing Corp.	237,900	$6,030,765
Harte-Hanks, Inc.	129,800	3,425,422
		9,456,187
Apparel, Textiles & Shoes — 3.1%
The Gap, Inc.	1,000,000	17,640,000
Jones Apparel Group, Inc.	214,150	6,578,688
Tommy Hilfiger Corp.(a)	237,900	3,863,496
		28,082,184
Automotive & Parts — 0.9%
Federal Signal Corp.	334,600	5,022,346
Superior Industries International, Inc.(b)	151,400	3,370,164
		8,392,510
Banking, Savings & Loans — 11.9%
JP Morgan Chase & Co.	975,000	38,697,750
The South Financial Group, Inc.(b)	137,476	3,786,089
Sovereign Bancorp, Inc.	1,600,000	34,592,000
Washington Mutual, Inc.(b)	700,000	30,450,000
		107,525,839
Beverages — 4.7%
The Pepsi Bottling Group, Inc.	1,400,000	40,054,000
PepsiAmericas, Inc.	97,700	2,272,502
		42,326,502
Broadcasting, Publishing & Printing — 10.8%
Cablevision Systems Corp. Cl. A(a) (b)	1,086,500	25,500,155
Liberty Global, Inc. Cl. A(a)	192,000	4,320,000
Liberty Global, Inc. Cl. C(a)	192,000	4,070,400
Liberty Media Corp. Cl. A(a)	3,200,000	25,184,000
Time Warner, Inc.	2,200,000	38,368,000
		97,442,555
Chemicals — 1.3%
Albemarle Corp.	134,100	5,142,735
The Valspar Corp.	255,200	6,295,784
		11,438,519

	Number of Shares	Market Value
Commercial Services — 2.3%
ARAMARK Corp. Cl. B(b)	194,700	$5,408,766
G&K Services, Inc. Cl. A	112,500	4,415,625
MoneyGram International, Inc.	360,100	9,391,408
Viad Corp.	71,600	2,100,028
		21,315,827
Computer Integrated Systems Design — 0.9%
Parametric Technology Corp.(a)	1,276,100	7,784,210
Computers & Information — 0.5%
Seagate Technology(b)	237,900	4,755,621
Computers & Office Equipment — 4.4%
Hewlett-Packard Co.	1,400,000	40,082,000
Data Processing & Preparation — 0.6%
IMS Health, Inc.	224,900	5,604,508
Electrical Equipment & Electronics — 6.5%
American Power Conversion Corp.	335,200	7,374,400
AVX Corp.(b)	222,800	3,226,144
Entegris, Inc.(a)	1,040,300	9,799,626
Flextronics International Ltd.(a)	410,900	4,289,796
Hubbell, Inc. Cl. B(b)	174,500	7,873,440
National Semiconductor Corp.	1,000,000	25,980,000
		58,543,406
Financial Services — 3.7%
CapitalSource, Inc.(b)	248,700	5,570,880
Morgan Stanley	500,000	28,370,000
		33,940,880
Foods — 0.9%
Hain Celestial Group, Inc.(a)	374,200	7,918,072
Healthcare — 0.6%
Universal Health Services, Inc. Cl. B	119,000	5,562,060
Home Construction, Furnishings & Appliances — 0.6%
Steelcase, Inc.	346,100	5,478,763
Industrial – Diversified — 4.6%
Carlisle Companies, Inc.(b)	106,000	7,329,900
Tyco International Ltd.	1,200,000	34,632,000
		41,961,900

	Number of Shares	Market Value
Insurance — 1.7%
Ambac Financial Group, Inc.	37,350	$2,878,191
MBIA, Inc.(b)	105,250	6,331,840
UnumProvident Corp.(b)	274,400	6,242,600
		15,452,631
Machinery & Components — 2.0%
Dover Corp.	186,000	7,531,140
Pall Corp.	302,800	8,133,208
Tennant Co.	40,200	2,090,400
		17,754,748
Medical Supplies — 6.6%
Baxter International, Inc.	1,100,000	41,415,000
Haemonetics Corp.(a)	86,500	4,226,390
Itron, Inc.(a) (b)	60,519	2,423,181
Mettler-Toledo International, Inc.(a)	216,300	11,939,760
		60,004,331
Pharmaceuticals — 0.5%
Medco Health Solutions, Inc.(a)	88,600	4,943,880
Restaurants — 9.6%
CBRL Group, Inc.	205,050	7,207,507
McDonald's Corp.(b)	1,250,000	42,150,000
Yum! Brands, Inc.	800,000	37,504,000
		86,861,507
Retail — 8.9%
Big Lots, Inc.(a) (b)	843,500	10,130,435
Costco Wholesale Corp.	600,000	29,682,000
Dollar General Corp.	106,000	2,021,420
Tiffany & Co.(b)	800,000	30,632,000
Zale Corp.(a)	308,900	7,768,835
		80,234,690
Toys, Games — 0.4%
Hasbro, Inc.	168,700	3,404,366
Transportation — 5.5%
Carnival Corp.	500,000	26,735,000
Discovery Holding Co. Cl. A(a)	1,500,000	22,725,000
		49,460,000
TOTAL EQUITIES (Cost $725,148,439)		855,727,696

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Select Focused Value Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
SHORT-TERM INVESTMENTS — 15.8%
Cash Equivalents — 10.1%(d)
Abbey National PLC Eurodollar Time Deposit 4.290% 01/11/2006	$1,937,490	$1,937,490
American Beacon Money Market Fund(c)	833,121	833,121
Bank of America 4.230% 01/20/2006	2,034,364	2,034,364
Bank of America 4.270% 01/17/2006	1,490,807	1,490,807
Bank of Montreal Eurodollar Time Deposit 4.300% 01/19/2006	3,874,980	3,874,980
Bank of Nova Scotia Eurodollar Time Deposit 4.250% 01/27/2006	1,937,490	1,937,490
Barclays 4.313% 01/17/2006	1,989,339	1,989,339
Barclays Eurodollar Time Deposit 4.300% 01/31/2006	1,937,490	1,937,490
Barclays Eurodollar Time Deposit 4.410% 02/27/2006	968,745	968,745
BGI Institutional Money Market Fund(c)	3,099,985	3,099,985
Branch Banker & Trust Eurodollar Time Deposit 4.260% 01/11/2006	968,745	968,745
Calyon Eurodollar Time Deposit 4.335% 02/06/2006	1,937,490	1,937,490
Dexia Group Eurodollar Time Deposit 4.230% 01/20/2006	1,937,490	1,937,490
Dexia Group Eurodollar Time Deposit 4.265% 01/27/2006	1,937,490	1,937,490
Federal Home Loan Bank Discount Note 4.186% 01/25/2006	1,157,333	1,157,333
First Tennessee National Corp. Eurodollar Time Deposit 4.290% 01/13/2006	3,874,980	3,874,980
Fortis Bank Eurodollar Time Deposit 4.280% 01/12/2006	1,937,490	1,937,490
Fortis Bank Eurodollar Time Deposit 4.300% 01/04/2006	1,937,490	1,937,490

	Principal Amount	Market Value
Fortis Bank Eurodollar Time Deposit 4.350% 01/03/2006	$1,937,490	$1,937,490
Freddie Mac Discount Note 4.234% 01/30/2006	1,555,893	1,555,893
General Electric Capital Corp. 4.274% 01/23/2006	3,853,022	3,853,022
Goldman Sachs Financial Square Prime Obligations Money Market Fund(c)	1,421,589	1,421,589
Merrimac Cash Fund, Premium Class(c)	309,998	309,998
Morgan Stanley Dean Witter & Co. 4.330% 01/13/2006	3,874,980	3,874,980
National Australia Bank Eurodollar Time Deposit 4.156% 01/03/2006	6,315,449	6,315,449
Rabobank Nederland Eurodollar Time Deposit 4.150% 01/03/2006	2,518,737	2,518,737
Rabobank Nederland Eurodollar Time Deposit 4.210% 01/19/2006	3,099,985	3,099,985
Royal Bank of Canada Eurodollar Time Deposit 4.220% 01/20/2006	968,745	968,745
Royal Bank of Canada Eurodollar Time Deposit 4.250% 01/24/2006	1,937,490	1,937,490
Royal Bank of Scotland Eurodollar Time Deposit 4.250% 01/23/2006	1,937,490	1,937,490
Royal Bank of Scotland Eurodollar Time Deposit 4.300% 01/31/2006	2,906,235	2,906,235
Skandinaviska Enskilda Banken AB Eurodollar Time Deposit 4.230% 01/03/2006	968,745	968,745
Skandinaviska Enskilda Banken AB Eurodollar Time Deposit 4.300% 01/17/2006	2,712,487	2,712,487
Societe Generale Eurodollar Time Deposit 4.280% 01/30/2006	1,937,490	1,937,490
Societe Generale Eurodollar Time Deposit 4.280% 01/31/2006	1,937,490	1,937,490

	Principal Amount	Market Value
Svenska Handlesbanken Eurodollar Time Deposit 4.100% 01/03/2006	$2,211,101	$2,211,101
The Bank of the West Eurodollar Time Deposit 4.290% 01/25/2006	3,099,985	3,099,985
Toronto Dominion Bank Eurodollar Time Deposit 4.300% 01/23/2006	1,937,490	1,937,490
UBS AG Eurodollar Time Deposit 4.255% 01/18/2006	968,746	968,746
UBS AG Eurodollar Time Deposit 4.260% 01/10/2006	1,937,490	1,937,490
Wells Fargo Eurodollar Time Deposit 4.270% 01/03/2006	1,627,492	1,627,492
Wells Fargo Eurodollar Time Deposit 4.300% 01/18/2006	3,874,980	3,874,980
		91,642,918
Repurchase Agreement — 5.7%
Investors Bank & Trust Company Repurchase Agreement, dated 12/30/2005, 3.02%, due 01/03/2006(e)	52,052,829	52,052,829
TOTAL SHORT-TERM INVESTMENTS (At Amortized Cost)		143,695,747
TOTAL INVESTMENTS — 110.3% (Cost $868,844,186)(f)		999,423,443
Other Assets/ (Liabilities) — (10.3%)		(93,567,989)
NET ASSETS — 100.0%		$905,855,454

Notes to Portfolio of Investments

(a)  Non-income producing security.

(b)  Denotes all or a portion of security on loan. (Note 2).

(c)  Amount represents shares owned of the fund.

(d)  Represents investments of security lending collateral. (Note 2).

(e)  Maturity value of $52,070,295. Collateralized by U.S. Government Agency obligations with rates of 4.729 - 4.869%, maturity dates of 03/15/2032 - 05/25/2034, and an aggregate market value, including accrued interest, of $54,655,470.

(f)  See Note 6 for aggregate cost for Federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Company Value Fund – Portfolio of Investments

December 31, 2005

	Number of Shares	Market Value
EQUITIES — 96.1%
COMMON STOCK
Aerospace & Defense — 0.2%
AAR Corp.(a)	53,600	$1,283,720
Air Transportation — 0.4%
Mesa Air Group, Inc.(a) (b)	229,275	2,398,216
Apparel, Textiles & Shoes — 1.8%
Brown Shoe Co., Inc.	38,400	1,629,312
The Buckle, Inc.	26,400	851,136
Culp, Inc.(a)	53,900	254,947
Guess ?, Inc.(a)	30,500	1,085,800
Phillips-Van Heusen Corp.	92,800	3,006,720
Timberland Co. Cl. A(a)	32,300	1,051,365
Too, Inc.(a)	48,800	1,376,648
Wolverine World Wide, Inc.	55,400	1,244,284
		10,500,212
Automotive & Parts — 0.5%
Accuride Corp.(a)	44,200	570,180
Commercial Vehicle Group, Inc.(a)	39,500	741,810
Myers Industries, Inc.	77,960	1,136,657
Winnebago Industries, Inc.	13,200	439,296
		2,887,943
Banking, Savings & Loans — 6.3%
Advanta Corp. Cl. B	66,250	2,149,150
Astoria Financial Corp.	43,950	1,292,130
Bankunited Financial Corp. Cl. A	16,900	449,033
The Colonial BancGroup, Inc.	143,575	3,419,956
CompuCredit Corp.(a)	34,400	1,323,712
Financial Federal Corp.(b)	33,700	1,497,965
First Republic Bank	120,750	4,468,957
Greater Bay Bancorp	29,300	750,666
Nelnet, Inc. Cl. A(a)	31,600	1,285,488
NetBank, Inc.	106,100	761,798
Northwest Bancorp, Inc.	60,600	1,288,356
Oriental Financial Group, Inc.	7,548	93,293
Pacific Capital Bancorp	26,100	928,638
PFF Bancorp, Inc.	100,475	3,066,497
Sterling Bancshares, Inc.	134,600	2,078,224
Sterling Financial Corp.	51,660	1,290,467
Student Loan Corp.	4,500	941,535

	Number of Shares	Market Value
SVB Financial Group(a) (b)	92,400	$4,328,016
Texas Regional Bancshares, Inc.	160,400	4,539,320
West Coast Bancorp	31,400	830,530
		36,783,731
Broadcasting, Publishing & Printing — 1.3%
CSS Industries, Inc.	58,100	1,785,413
Cumulus Media, Inc. Cl. A(a) (b)	60,700	753,287
Entravision Communications Corp. Cl. A(a)	108,775	774,478
John Wiley & Sons, Inc. Cl. A	22,200	866,688
Journal Register Co.	93,600	1,399,320
Saga Communications, Inc. Cl. A(a)	117,300	1,275,051
Scholastic Corp.(a)	24,533	699,436
		7,553,673
Building Materials & Construction — 1.5%
Andersons Inc. (The)	23,500	1,012,380
Eagle Materials, Inc.(b)	8,500	1,040,060
ElkCorp	29,400	989,604
Emcor Group, Inc.(a)	28,700	1,938,111
Florida Rock Industries, Inc.	71,800	3,522,508
		8,502,663
Chemicals — 2.6%
Airgas, Inc.	90,800	2,987,320
Arch Chemicals, Inc.	73,000	2,182,700
Church & Dwight, Inc.	43,725	1,444,237
HB Fuller Co.	63,400	2,033,238
MacDermid, Inc.	75,100	2,095,290
The Scotts Miracle-Gro Co.	17,200	778,128
Symyx Technologies, Inc.(a)	56,500	1,541,885
The Valspar Corp.	20,500	505,735
West Pharmaceutical Services, Inc.	58,000	1,451,740
		15,020,273
Commercial Services — 9.5%
Aaron Rents, Inc.	200,600	4,228,648
Aaron Rents, Inc. Cl. A	12,425	238,560
Administaff, Inc.	27,500	1,156,375
Allied Waste Industries, Inc.(a)	50,800	443,992

	Number of Shares	Market Value
Casella Waste Systems, Inc. Cl. A(a)	140,200	$1,793,158
Diversa Corp.(a)	145,000	696,000
Dollar Thrifty Automotive Group, Inc.(a)	133,100	4,800,917
Equifax, Inc.	20,800	790,816
Escala Group, Inc.(a) (b)	57,500	1,166,100
Exelixis, Inc.(a)	114,200	1,075,764
FTI Consulting, Inc.(a) (b)	111,400	3,056,816
G&K Services, Inc. Cl. A	64,500	2,531,625
Global Payments, Inc.	29,500	1,374,995
Jackson Hewitt Tax Service, Inc.	66,200	1,834,402
Kelly Services, Inc. Cl. A	7,134	187,053
Landauer, Inc.	29,400	1,355,046
Lexicon Genetics, Inc.(a)	168,900	616,485
Macquarie Infrastructure Co. Trust	62,900	1,937,320
McGrath Rentcorp	118,400	3,291,520
Metal Management Inc.	80,000	1,860,800
Monro Muffler, Inc.	46,200	1,400,784
MPS Group, Inc.(a)	220,500	3,014,235
Pharmaceutical Product Development, Inc.	31,000	1,920,450
Quanta Services, Inc.(a) (b)	116,600	1,535,622
Startek, Inc.	58,300	1,049,400
Steiner Leisure Ltd.(a)	67,500	2,400,300
Synagro Technologies, Inc.	80,000	338,400
United Rentals, Inc.(a) (b)	108,825	2,545,417
URS Corp.(a)	58,200	2,188,902
Washington Group International, Inc.	19,700	1,043,509
Waste Connections, Inc.(a)	79,200	2,729,232
Wireless Facilities, Inc.(a)	206,800	1,054,680
		55,657,323
Communications — 0.9%
American Tower Corp. Cl. A(a)	17,800	482,380
Nice Systems Ltd. ADR (Israel)(a)	58,875	2,835,420
Polycom, Inc.(a)	59,400	908,820
Premiere Global Services, Inc.(a)	144,600	1,175,598
		5,402,218

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Company Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Computer Integrated Systems Design — 0.6%
Websense, Inc.(a) (b)	55,200	$3,623,328
Computer Related Services — 1.4%
Carreker Corp.(a)	125,725	627,368
Checkpoint Systems, Inc.(a)	101,323	2,497,612
Electro Rent Corp.(a)	138,300	2,062,053
Neoware Systems Inc.(a) (b)	79,000	1,840,700
RSA Security, Inc.(a) (b)	122,000	1,370,060
		8,397,793
Containers — 0.5%
Chesapeake Corp.	30,100	511,098
Crown Holdings, Inc.(a)	45,400	886,662
Owens-Illinois, Inc.(a)	58,000	1,220,320
		2,618,080
Data Processing & Preparation — 0.4%
CSG Systems International, Inc.(a)	45,800	1,022,256
eFunds Corp.(a)	46,875	1,098,750
		2,121,006
Electric Utilities — 3.5%
Allegheny Energy, Inc.(a)	39,300	1,243,845
Black Hills Corp.	60,800	2,104,288
CenterPoint Energy, Inc.(b)	81,400	1,045,990
Cleco Corp.	72,250	1,506,412
CMS Energy Corp.(a) (b)	174,500	2,531,995
El Paso Electric Co.(a)	160,950	3,386,388
NorthWestern Corp.	32,400	1,006,668
NRG Energy, Inc.(a) (b)	41,300	1,946,056
Otter Tail Corp.	32,300	936,054
Pike Electric Corp.(a)	29,400	476,868
PNM Resources, Inc.	25,700	629,393
Reliant Energy, Inc.(a)	127,500	1,315,800
Sierra Pacific Resources(a)	77,600	1,011,904
Unisource Energy Corp.	39,300	1,226,160
		20,367,821
Electrical Equipment & Electronics — 6.1%
Aeroflex, Inc.(a)	143,100	1,538,325
Analogic Corp.	18,700	894,795
ATMI, Inc.(a) (b)	53,400	1,493,598
Belden CDT, Inc.(b)	88,150	2,153,504
C&D Technologies, Inc.	90,000	685,800
Cymer, Inc.(a) (b)	41,800	1,484,318
EDO Corp.	45,000	1,217,700
Energizer Holdings, Inc.(a)	20,600	1,025,674

	Number of Shares	Market Value
Entegris, Inc.(a)	179,032	$1,686,481
Exar Corp.(a)	63,389	793,630
Fairchild Semiconductor International, Inc.(a) (b)	130,700	2,210,137
FLIR Systems, Inc.(a)	52,500	1,172,325
Franklin Electric Co., Inc.	87,400	3,455,796
Genlyte Group, Inc.(a)	41,600	2,228,512
Integrated Silicon Solution, Inc.(a)	234,875	1,512,595
IXYS Corp.(a)	124,325	1,453,359
Littelfuse, Inc.(a)	64,800	1,765,800
LSI Logic Corp.(a) (b)	244,000	1,952,000
Methode Electronics, Inc.	71,200	709,864
Moog, Inc. Cl. A(a)	49,748	1,411,848
Photronics, Inc.(a)	41,600	626,496
Sanmina-SCI Corp.(a)	155,400	662,004
Teleflex, Inc.	24,600	1,598,508
Zoran Corp.(a)	107,700	1,745,817
		35,478,886
Energy — 9.0%
Atwood Oceanics, Inc.(a)	25,200	1,966,356
Cabot Oil & Gas Corp. Cl. A	86,150	3,885,365
CARBO Ceramics, Inc.	35,900	2,029,068
Cimarex Energy Co.(a)	16,050	690,311
Denbury Resources, Inc.(a)	48,800	1,111,664
Encore Acquisition Co.(a)	60,762	1,946,814
Forest Oil Corp.(a)	83,000	3,782,310
Grey Wolf, Inc.(a) (b)	227,175	1,756,063
Headwaters, Inc.(a) (b)	85,000	3,012,400
Helmerich & Payne, Inc.	37,600	2,327,816
Houston Exploration Co.(a)	17,900	945,120
Oceaneering International, Inc.(a)	43,000	2,140,540
Oneok, Inc.	23,500	625,805
Penn Virginia Corp.	75,200	4,316,480
SEACOR Holdings, Inc.(a)	23,700	1,613,970
SEMCO Energy, Inc.(a)	156,125	877,422
Southern Union Co.(a)	81,550	1,927,026
Southwest Gas Corp.	43,800	1,156,320
Swift Energy Co.(a)	22,000	991,540
Tesoro Corp.	18,100	1,114,055
TETRA Technologies, Inc.(a)	114,400	3,491,488
Todco Cl. A	84,800	3,227,488
Union Drilling, Inc.(a)	17,200	249,916
Vectren Corp.	49,400	1,341,704

	Number of Shares	Market Value
W-H Energy Services, Inc.(a)	50,400	$1,667,232
Whiting Petroleum Corp.(a)	101,200	4,048,000
		52,242,273
Entertainment & Leisure — 1.0%
Callaway Golf Co.	123,300	1,706,472
Multimedia Games, Inc.(a) (b)	93,000	860,250
SCP Pool Corp.	91,200	3,394,464
		5,961,186
Financial Services — 9.3%
Accredited Home Lenders Holding Co.(a)	15,500	768,490
Affiliated Managers Group, Inc.(a)	10,900	874,725
AG Edwards, Inc.	19,525	914,941
Allied Capital Corp.(b)	80,600	2,367,222
American Capital Strategies Ltd.(b)	33,300	1,205,793
AmeriCredit Corp.(a)	46,600	1,194,358
Bedford Property Investors	60,400	1,325,176
Boston Private Financial Holdings, Inc.	32,600	991,692
CBL & Associates Properties, Inc. REIT(b)	33,550	1,325,561
Columbia Equity Trust, Inc. REIT	45,700	738,055
East West Bancorp, Inc.(b)	136,800	4,991,832
Eaton Vance Corp.	40,400	1,105,344
Entertainment Properties Trust REIT	8,161	332,561
FelCor Lodging Trust, Inc.(b)	310,275	5,339,833
First Potomac Realty Trust REIT	79,000	2,101,400
Glenborough Realty Trust, Inc.	47,600	861,560
Home Properties, Inc.(b)	44,450	1,813,560
Innkeepers USA Trust	70,600	1,129,600
Investment Technology Group, Inc.(a)	41,900	1,484,936
Jefferies Group, Inc.(b)	65,100	2,928,198
Kilroy Realty Corp.	76,900	4,760,110
LTC Properties, Inc.	58,525	1,230,781
Meristar Hospitality Corp. REIT(a)	161,975	1,522,565
Mid-America Apartment Communities, Inc. REIT	39,100	1,896,350

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Company Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Raymond James Financial, Inc.	27,269	$1,027,223
Reckson Associates Realty Corp.(b)	62,900	2,263,142
SL Green Realty Corp.	11,400	870,846
Strategic Hotel Capital, Inc. REIT	184,400	3,794,952
Tanger Factory Outlet Centers, Inc. REIT	53,400	1,534,716
Washington REIT(b)	58,200	1,766,370
		54,461,892
Food Retailers — 0.3%
Pantry (The), Inc.(a)	31,600	1,484,884
Foods — 0.8%
Chiquita Brands International, Inc.	64,450	1,289,645
Nash Finch Co.	35,000	891,800
Performance Food Group Co.(a) (b)	57,200	1,622,764
Wild Oats Markets, Inc.(a) (b)	68,000	821,440
		4,625,649
Forest Products & Paper — 1.2%
Deltic Timber Corp.	50,000	2,593,000
Playtex Products, Inc.(a) (b)	95,725	1,308,561
Potlatch Corp.	16,000	815,680
School Specialty, Inc.(a)	18,300	666,852
Wausau Paper Corp.	136,600	1,618,710
		7,002,803
Healthcare — 2.6%
American Dental Partners, Inc.(a)	51,500	931,120
American Healthways, Inc.(a)	26,230	1,186,908
Community Health Systems, Inc.(a) (b)	48,600	1,863,324
Covance, Inc.(a)	27,300	1,325,415
LCA-Vision, Inc.	37,550	1,784,001
Lincare Holdings, Inc.(a)	42,300	1,772,793
Odyssey Healthcare, Inc.(a)	118,500	2,208,840
Sunrise Senior Living, Inc.(a)	29,300	987,703
Triad Hospitals, Inc.(a)	43,825	1,719,255
VCA Antech, Inc.(a)	53,800	1,517,160
		15,296,519
Heavy Construction — 0.3%
Hovnanian K. Enterprises, Inc.(a)	40,400	2,005,456

	Number of Shares	Market Value
Heavy Machinery — 1.2%
Aviall, Inc.(a)	22,900	$659,520
Bucyrus International, Inc. Cl. A	16,900	890,630
JLG Industries, Inc.(b)	122,200	5,579,652
		7,129,802
Home Construction, Furnishings & Appliances — 1.0%
Harman International Industries	4,600	450,110
Meritage Homes Corp.(a)	18,300	1,151,436
Select Comfort Corp.(a) (b)	41,800	1,143,230
Standard-Pacific Corp.	34,000	1,251,200
Stanley Furniture Co., Inc.	81,400	1,886,852
		5,882,828
Household Products — 0.4%
RPM, Inc.	80,475	1,397,851
Snap-on, Inc.	21,300	800,028
		2,197,879
Industrial – Diversified — 0.9%
Ameron International Corp.	33,800	1,540,604
Harsco Corp.	14,800	999,148
Nordson Corp.	69,900	2,831,649
		5,371,401
Insurance — 7.6%
AMERIGROUP Corp.(a)	20,800	404,768
AmerUs Group Co.	35,000	1,983,450
The Commerce Group, Inc.	14,597	836,116
Delphi Financial Group, Inc. Cl. A	14,618	672,574
FPIC Insurance Group, Inc.(a) (b)	46,800	1,623,960
The Hanover Insurance Group, Inc.	79,500	3,320,715
HCC Insurance Holdings, Inc.	84,075	2,495,346
Markel Corp.(a) (b)	8,000	2,536,400
Max Re Capital Ltd.	88,700	2,303,539
The Midland Co.	56,500	2,036,260
Navigators Group, Inc.(a)	30,525	1,331,195
Ohio Casualty Corp.	74,925	2,121,876
Philadelphia Consolidated Holding Corp.(a)	19,070	1,843,878
ProAssurance Corp.(a)	147,375	7,168,320
Protective Life Corp.	10,000	437,700
Scottish Re Group Ltd.(b)	83,500	2,049,925
Selective Insurance Group	42,525	2,258,078

	Number of Shares	Market Value
State Auto Financial Corp.	41,800	$1,524,028
Triad Guaranty, Inc.(a) (b)	28,100	1,236,119
United America Indemnity Ltd. Cl. A(a)	98,543	1,809,249
United Fire & Casualty Co.(b)	59,700	2,413,671
Zenith National Insurance Corp.	38,650	1,782,538
		44,189,705
Lodging — 0.5%
LaSalle Hotel Properties	76,500	2,809,080
Machinery & Components — 3.0%
Brooks Automation, Inc.(a) (b)	218,602	2,739,083
Flowserve Corp.(a) (b)	52,550	2,078,878
Gardner Denver, Inc.(a)	19,100	941,630
IDEX Corp.	72,450	2,978,420
Insituform Technologies, Inc. Cl. A(a) (b)	117,400	2,274,038
Joy Global, Inc.	23,250	930,000
Lone Star Technologies, Inc.(a)	35,300	1,823,598
Timken Co.	33,900	1,085,478
Watsco, Inc.	16,603	993,025
Woodward Governor Co.	20,500	1,763,205
		17,607,355
Manufacturing — 0.8%
AptarGroup, Inc.	57,900	3,022,380
Terex Corp.(a)	32,075	1,905,255
		4,927,635
Medical Supplies — 1.5%
Arrow International, Inc.	50,100	1,452,399
Coherent, Inc.(a)	33,500	994,280
Cooper Cos., Inc.	22,300	1,143,990
Owens & Minor, Inc.	121,500	3,344,895
Viasys Healthcare, Inc.(a)	75,100	1,930,070
		8,865,634
Metals & Mining — 2.9%
Carpenter Technology	47,700	3,361,419
Circor International, Inc.	50,100	1,285,566
Gibraltar Industries, Inc.	110,300	2,530,282
Matthews International Corp. Cl. A	105,600	3,844,896
Meridian Gold, Inc.(a)	84,900	1,856,763
NS Group, Inc.(a)	21,000	878,010
Quanex Corp.(b)	14,200	709,574
Reliance Steel & Aluminum Co.	25,375	1,550,920

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Company Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
The Shaw Group, Inc.(a) (b)	33,400	$971,606
		16,989,036
Oil & Gas — 0.2%
Giant Industries, Inc.(a)	21,050	1,093,758
Pharmaceuticals — 1.0%
Barr Pharmaceuticals(a)	4,000	249,160
Molecular Devices Corp.(a)	22,850	661,051
Myriad Genetics, Inc.(a) (b)	111,700	2,323,360
Natures Sunshine Products, Inc.	54,100	978,128
PetMed Express, Inc.(a)	78,600	1,113,762
Serologicals Corp.(a)	21,000	414,540
		5,740,001
Prepackaged Software — 2.5%
Activision, Inc.(a)	131,243	1,803,279
Cerner Corp.(a) (b)	20,800	1,890,928
Packeteer, Inc.(a)	145,200	1,128,204
Progress Software Corp.(a)	93,300	2,647,854
SonicWALL, Inc.(a)	143,000	1,132,560
SPSS, Inc.(a)	84,750	2,621,318
THQ, Inc.(a) (b)	92,300	2,201,355
Vignette Corp.(a)	71,400	1,164,534
		14,590,032
Real Estate — 0.7%
Alderwoods Group, Inc.(a)	111,700	1,772,679
Jones Lang Lasalle, Inc.	20,200	1,017,070
Trammell Crow Co.(a)	38,675	992,014
		3,781,763
Restaurants — 1.6%
Brinker International, Inc.	21,000	811,860
CEC Entertainment, Inc.(a)	15,900	541,236
Centerplate, Inc.	43,500	564,630
Domino's Pizza, Inc.	90,000	2,178,000
RARE Hospitality International, Inc.(a)	111,800	3,397,602
Ruby Tuesday, Inc.(b)	43,800	1,133,982
Sonic Corp.(a)	20,500	604,750
		9,232,060
Retail — 2.6%
Big Lots, Inc.(a)	59,350	712,794
Casey's General Stores, Inc.	105,200	2,608,960
CSK Auto Corp.(a)	28,700	432,796
Fred's, Inc.(b)	86,500	1,407,355
Genesco, Inc.(a) (b)	34,200	1,326,618
Hancock Fabrics, Inc.(b)	80,000	325,600

	Number of Shares	Market Value
Haverty Furniture Companies, Inc.	135,300	$1,744,017
Rite Aid Corp.(a)	242,800	844,944
Stein Mart, Inc.	230,681	4,186,860
ValueVision Media, Inc. Class A(a)	129,700	1,634,220
		15,224,164
Telephone Utilities — 0.5%
Brightpoint, Inc.(a) (b)	42,600	1,181,298
TALK America Holdings, Inc.(a)	108,500	936,355
West Corp.(a)	19,900	838,785
		2,956,438
Tobacco — 0.3%
Alliance One International, Inc.	91,000	354,900
Loews Corp. - Carolina Group	38,000	1,671,620
		2,026,520
Toys, Games — 0.2%
RC2 Corp.(a)	26,000	923,520
Transportation — 4.7%
CNF, Inc.	27,600	1,542,564
GATX Corp.	21,800	786,544
Genesee & Wyoming, Inc. Cl. A(a) (b)	104,700	3,931,485
Hub Group, Inc. Cl. A(a)	27,700	979,195
Kirby Corp.(a)	65,000	3,391,050
Laidlaw International, Inc.	59,900	1,391,477
Landstar System, Inc.	186,000	7,763,640
Pacer International, Inc.	74,700	1,946,682
Skyline Corp.	41,200	1,499,680
UTI Worldwide, Inc.	44,600	4,140,664
		27,372,981
TOTAL EQUITIES (Cost $465,802,362)		560,589,140
MUTUAL FUNDS — 1.1%
Financial Services
First Financial Fund(b)	105,300	1,796,418
Government Reserve Investment Fund	236,573	236,573
iShares Russell 2000 Value Index Fund	64,300	4,238,656
		6,271,647
TOTAL MUTUAL FUNDS (Cost $6,417,309)		6,271,647
TOTAL LONG TERM INVESTMENTS (Cost $472,219,671)		566,860,787

	Principal Amount	Market Value
SHORT-TERM INVESTMENTS — 16.4%
Cash Equivalents — 13.7%(d)
Abbey National PLC Eurodollar Time Deposit 4.290% 01/11/2006	$1,693,237	$1,693,237
American Beacon Money Market Fund(c)	728,092	728,092
Bank of America 4.230% 01/20/2006	1,777,898	1,777,898
Bank of America 4.270% 01/17/2006	1,302,865	1,302,865
Bank of Montreal Eurodollar Time Deposit 4.300% 01/19/2006	3,386,473	3,386,473
Bank of Nova Scotia Eurodollar Time Deposit 4.250% 01/27/2006	1,693,237	1,693,237
Barclays 4.313% 01/17/2006	1,738,549	1,738,549
Barclays Eurodollar Time Deposit 4.300% 01/31/2006	1,693,237	1,693,237
Barclays Eurodollar Time Deposit 4.410% 02/27/2006	846,618	846,618
BGI Institutional Money Market Fund(c)	2,709,178	2,709,178
Branch Banker & Trust Eurodollar Time Deposit 4.260% 01/11/2006	846,618	846,618
Calyon Eurodollar Time Deposit 4.335% 02/06/2006	1,693,238	1,693,238
Dexia Group Eurodollar Time Deposit 4.230% 01/20/2006	1,693,238	1,693,238
Dexia Group Eurodollar Time Deposit 4.265% 01/27/2006	1,693,238	1,693,238
Federal Home Loan Bank Discount Note 4.186% 01/25/2006	1,011,431	1,011,431
First Tennessee National Corp. Eurodollar Time Deposit 4.290% 01/13/2006	3,386,474	3,386,474
Fortis Bank Eurodollar Time Deposit 4.280% 01/12/2006	1,693,238	1,693,238
Fortis Bank Eurodollar Time Deposit 4.300% 01/04/2006	1,693,238	1,693,238

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Company Value Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Fortis Bank Eurodollar Time Deposit 4.350% 01/03/2006	$1,693,238	$1,693,238
Freddie Mac Discount Note 4.234% 01/30/2006	1,359,747	1,359,747
General Electric Capital Corp. 4.274% 01/23/2006	3,367,284	3,367,284
Goldman Sachs Financial Square Prime Obligations Money Market Fund(c)	1,242,373	1,242,373
Merrimac Cash Fund, Premium Class(c)	270,918	270,918
Morgan Stanley Dean Witter & Co. 4.330% 01/13/2006	3,386,474	3,386,474
National Australia Bank Eurodollar Time Deposit 4.156% 01/03/2006	5,519,281	5,519,281
Rabobank Nederland Eurodollar Time Deposit 4.150% 01/03/2006	2,201,208	2,201,208
Rabobank Nederland Eurodollar Time Deposit 4.210% 01/19/2006	2,709,179	2,709,179
Royal Bank of Canada Eurodollar Time Deposit 4.220% 01/20/2006	846,619	846,619
Royal Bank of Canada Eurodollar Time Deposit 4.250% 01/24/2006	1,693,238	1,693,238
Royal Bank of Scotland Eurodollar Time Deposit 4.250% 01/23/2006	1,693,238	1,693,238
Royal Bank of Scotland Eurodollar Time Deposit 4.300% 01/31/2006	2,539,855	2,539,855
Skandinaviska Enskilda Banken AB Eurodollar Time Deposit 4.230% 01/03/2006	846,619	846,619
Skandinaviska Enskilda Banken AB Eurodollar Time Deposit 4.300% 01/17/2006	2,370,532	2,370,532
Societe Generale Eurodollar Time Deposit 4.280% 01/30/2006	1,693,238	1,693,238
Societe Generale Eurodollar Time Deposit 4.280% 01/31/2006	1,693,238	1,693,238

	Principal Amount	Market Value
Svenska Handlesbanken Eurodollar Time Deposit 4.100% 01/03/2006	$1,932,355	$1,932,355
The Bank of the West Eurodollar Time Deposit 4.290% 01/25/2006	2,709,178	2,709,178
Toronto Dominion Bank Eurodollar Time Deposit 4.300% 01/23/2006	1,693,238	1,693,238
UBS AG Eurodollar Time Deposit 4.255% 01/18/2006	846,619	846,619
UBS AG Eurodollar Time Deposit 4.260% 01/10/2006	1,693,238	1,693,238
Wells Fargo Eurodollar Time Deposit 4.270% 01/03/2006	1,422,319	1,422,319
Wells Fargo Eurodollar Time Deposit 4.300% 01/18/2006	3,386,474	3,386,474
		80,089,797
Repurchase Agreement — 2.7%
Investors Bank & Trust Company Repurchase Agreement, dated 12/30/2005, 3.02%, due 01/03/2006(e)	15,476,383	15,476,383
TOTAL SHORT-TERM INVESTMENTS (At Amortized Cost)		95,566,180
TOTAL INVESTMENTS — 113.6% (Cost $567,785,851)(f)		662,426,967
Other Assets/ (Liabilities) — (13.6%)		(79,472,819)
NET ASSETS — 100.0%		$582,954,148

Notes to Portfolio of Investments

REIT - Real Estate Investment Trust

(a)  Non-income producing security.

(b)  Denotes all or a portion of security on loan. (Note 2).

(c)  Amount represents shares owned of the fund.

(d)  Represents investments of security lending collateral. (Note 2).

(e)  Maturity value of $15,481,576. Collateralized by U.S. Government Agency obligation with a rate of 4.929%, maturity date of 01/25/2033, and an aggregate market value, including accrued interest, of $16,250,202.

(f)  See Note 6 for aggregate cost for Federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Mid Cap Growth Equity Fund – Portfolio of Investments

December 31, 2005

	Number of Shares	Market Value
EQUITIES — 96.3%
COMMON STOCK
Aerospace & Defense — 0.8%
Rockwell Collins, Inc.	30,800	$1,431,276
Apparel, Textiles & Shoes — 2.3%
Coach, Inc.(a)	46,400	1,546,976
Nordstrom, Inc.(b)	61,700	2,307,580
		3,854,556
Broadcasting, Publishing & Printing — 0.9%
John Wiley & Sons, Inc. Cl. A	40,100	1,565,504
Building Materials & Construction — 1.9%
Florida Rock Industries, Inc.	27,400	1,344,244
Martin Marietta Materials, Inc.	25,100	1,925,672
		3,269,916
Commercial Services — 1.5%
Pharmaceutical Product Development, Inc.	41,600	2,577,120
Communications — 2.6%
American Tower Corp. Cl. A(a) (b)	66,137	1,792,313
Harris Corp.	61,600	2,649,416
		4,441,729
Computer Integrated Systems Design — 2.9%
Autodesk, Inc.	77,000	3,307,150
Reynolds & Reynolds, Inc. Cl. A	55,500	1,557,885
		4,865,035
Computers & Information — 3.5%
Sandisk Corp.(a)	43,900	2,757,798
Western Digital Corp.(a)	171,200	3,186,032
		5,943,830
Electrical Equipment & Electronics — 10.4%
Ametek, Inc.	71,800	3,054,372
Broadcom Corp. Cl. A(a)	55,350	2,609,752
LSI Logic Corp.(a) (b)	156,900	1,255,200
Marvell Technology Group Ltd.(a)	62,600	3,511,234
MEMC Electronic Materials, Inc.(a)	114,900	2,547,333
National Semiconductor Corp.	93,500	2,429,130
Nvidia Corp.(a) (b)	57,100	2,087,576
		17,494,597

	Number of Shares	Market Value
Energy — 7.7%
Berry Petroleum Co. Cl. A	28,200	$1,613,040
EOG Resources, Inc.	40,100	2,942,137
Helmerich & Payne, Inc.	30,800	1,906,828
Kerr-McGee Corp.	16,948	1,539,895
Peabody Energy Corp.	23,200	1,912,144
Sunoco, Inc.(b)	39,100	3,064,658
		12,978,702
Financial Services — 5.5%
Ameritrade Holding Corp.(a)	103,800	2,491,200
The Chicago Mercantile Exchange(b)	9,350	3,436,031
The Nasdaq Stock Market, Inc.(a) (b)	95,800	3,370,244
		9,297,475
Foods — 2.1%
Panera Bread Co. Cl. A(a) (b)	53,200	3,494,176
Healthcare — 10.2%
Community Health Systems, Inc.(a) (b)	63,400	2,430,756
Covance, Inc.(a)	33,900	1,645,845
Coventry Health Care, Inc.(a)	46,200	2,631,552
DaVita, Inc.(a)	31,000	1,569,840
Express Scripts, Inc.(a)	29,900	2,505,620
Health Net, Inc.(a)	44,000	2,268,200
Sierra Health Services, Inc.(a)	27,000	2,158,920
UnitedHealth Group, Inc.	30,690	1,907,077
		17,117,810
Industrial – Diversified — 1.4%
ITT Industries, Inc.	23,100	2,375,142
Lodging — 5.1%
Choice Hotels International, Inc.(b)	49,400	2,062,944
MGM Mirage(a) (b)	38,500	1,411,795
Starwood Hotels & Resorts Worldwide, Inc.	44,400	2,835,384
Station Casinos, Inc.	33,900	2,298,420
		8,608,543
Machinery & Components — 2.3%
Joy Global, Inc.	94,800	3,792,000
Medical Supplies — 6.1%
Dade Behring Holdings, Inc.	77,200	3,156,708

	Number of Shares	Market Value
Edwards Lifesciences Corp.(a) (b)	43,100	$1,793,391
Intuitive Surgical, Inc.(a)	31,300	3,670,551
Techne Corp.(a)	29,400	1,650,810
		10,271,460
Metals & Mining — 6.7%
Allegheny Technologies, Inc.	84,700	3,055,976
Cameco Corp.(b)	34,700	2,199,633
Precision Castparts Corp.	56,100	2,906,541
Tenaris SA ADR(Argentina)	27,000	3,091,500
		11,253,650
Pharmaceuticals — 4.6%
Barr Pharmaceuticals(a)	37,000	2,304,730
Celgene Corp.(a)	56,600	3,667,680
Medco Health Solutions, Inc.(a)	30,800	1,718,640
		7,691,050
Prepackaged Software — 8.5%
Adobe Systems, Inc.	85,008	3,141,896
Intuit, Inc.(a)	39,200	2,089,360
Red Hat, Inc.(a) (b)	98,700	2,688,588
Salesforce.com, Inc.(a) (b)	133,100	4,265,855
Sybase, Inc.(a)	96,600	2,111,676
		14,297,375
Real Estate — 1.2%
CB Richard Ellis Group, Inc. Cl. A(a)	35,400	2,083,290
Restaurants — 2.2%
Darden Restaurants, Inc.	95,400	3,709,152
Retail — 1.1%
Michaels Stores, Inc.	54,000	1,909,980
Retail – Grocery — 1.6%
Whole Foods Market, Inc.	34,000	2,631,260
Telephone Utilities — 3.2%
NII Holdings, Inc. Cl. B(a) (b)	78,600	3,433,248
US Cellular Corp.(a)	38,500	1,901,900
		5,335,148
TOTAL EQUITIES (Cost $128,413,506)		162,289,776

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Select Mid Cap Growth Equity Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
SHORT-TERM INVESTMENTS — 21.0%
Cash Equivalents — 17.1%(d)
Abbey National PLC Eurodollar Time Deposit 4.290% 01/11/2006	$610,729	$610,729
American Beacon Money Market Fund(c)	262,614	262,614
Bank of America 4.230% 01/20/2006	641,267	641,267
Bank of America 4.270% 01/17/2006	469,928	469,928
Bank of Montreal Eurodollar Time Deposit 4.300% 01/19/2006	1,221,462	1,221,462
Bank of Nova Scotia Eurodollar Time Deposit 4.250% 01/27/2006	610,731	610,731
Barclays 4.313% 01/17/2006	627,074	627,074
Barclays Eurodollar Time Deposit 4.300% 01/31/2006	610,731	610,731
Barclays Eurodollar Time Deposit 4.410% 02/27/2006	305,365	305,365
BGI Institutional Money Market Fund(c)	977,169	977,169
Branch Banker & Trust Eurodollar Time Deposit 4.260% 01/11/2006	305,365	305,365
Calyon Eurodollar Time Deposit 4.335% 02/06/2006	610,731	610,731
Dexia Group Eurodollar Time Deposit 4.230% 01/20/2006	610,731	610,731
Dexia Group Eurodollar Time Deposit 4.265% 01/27/2006	610,731	610,731
Federal Home Loan Bank Discount Note 4.186% 01/25/2006	364,812	364,812
First Tennessee National Corp. Eurodollar Time Deposit 4.290% 01/13/2006	1,221,462	1,221,462
Fortis Bank Eurodollar Time Deposit 4.280% 01/12/2006	610,731	610,731
Fortis Bank Eurodollar Time Deposit 4.300% 01/04/2006	610,731	610,731

	Principal Amount	Market Value
Fortis Bank Eurodollar Time Deposit 4.350% 01/03/2006	$610,731	$610,731
Freddie Mac Discount Note 4.234% 01/30/2006	490,445	490,445
General Electric Capital Corp. 4.274% 01/23/2006	1,214,540	1,214,540
Goldman Sachs Financial Square Prime Obligations Money Market Fund(c)	448,110	448,110
Merrimac Cash Fund, Premium Class(c)	97,717	97,717
Morgan Stanley Dean Witter & Co. 4.330% 01/13/2006	1,221,462	1,221,462
National Australia Bank Eurodollar Time Deposit 4.156% 01/03/2006	1,990,740	1,990,740
Rabobank Nederland Eurodollar Time Deposit 4.150% 01/03/2006	793,950	793,950
Rabobank Nederland Eurodollar Time Deposit 4.210% 01/19/2006	977,169	977,169
Royal Bank of Canada Eurodollar Time Deposit 4.220% 01/20/2006	305,365	305,365
Royal Bank of Canada Eurodollar Time Deposit 4.250% 01/24/2006	610,731	610,731
Royal Bank of Scotland Eurodollar Time Deposit 4.250% 01/23/2006	610,731	610,731
Royal Bank of Scotland Eurodollar Time Deposit 4.300% 01/31/2006	916,096	916,096
Skandinaviska Enskilda Banken AB Eurodollar Time Deposit 4.230% 01/03/2006	305,365	305,365
Skandinaviska Enskilda Banken AB Eurodollar Time Deposit 4.300% 01/17/2006	855,023	855,023
Societe Generale Eurodollar Time Deposit 4.280% 01/30/2006	610,731	610,731
Societe Generale Eurodollar Time Deposit 4.280% 01/31/2006	610,731	610,731

	Principal Amount	Market Value
Svenska Handlesbanken Eurodollar Time Deposit 4.100% 01/03/2006	$696,978	$696,978
The Bank of the West Eurodollar Time Deposit 4.290% 01/25/2006	977,169	977,169
Toronto Dominion Bank Eurodollar Time Deposit 4.300% 01/23/2006	610,731	610,731
UBS AG Eurodollar Time Deposit 4.255% 01/18/2006	305,365	305,365
UBS AG Eurodollar Time Deposit 4.260% 01/10/2006	610,731	610,731
Wells Fargo Eurodollar Time Deposit 4.270% 01/03/2006	513,014	513,014
Wells Fargo Eurodollar Time Deposit 4.300% 01/18/2006	1,221,462	1,221,462
		28,887,451
Repurchase Agreement — 3.9%
Investors Bank & Trust Company Repurchase Agreement, dated 12/30/2005, 3.02%, due 01/03/2006(e)	6,499,322	6,499,322
TOTAL SHORT-TERM INVESTMENTS (At Amortized Cost)		35,386,773
TOTAL INVESTMENTS — 117.3% (Cost $163,800,279)(f)		197,676,549
Other Assets/ (Liabilities) — (17.3%)		(29,082,856)
NET ASSETS — 100.0%		$168,593,693

Notes to Portfolio of Investments

ADR - American Depository Receipt

(a)  Non-income producing security.

(b)  Denotes all or a portion of security on loan. (Note 2).

(c)  Amount represents shares owned of the fund.

(d)  Represents investments of security lending collateral. (Note 2).

(e)  Maturity value of $6,501,503. Collateralized by U.S. Government Agency obligations with a rate of 4.78%, maturity date of 06/25/2042, and an aggregate market value, including accrued interest, of $6,824,288.

(f)  See Note 6 for aggregate cost for Federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Mid Cap Growth Equity II Fund – Portfolio of Investments

December 31, 2005

	Number of Shares	Market Value
EQUITIES — 98.2%
COMMON STOCK
Advertising — 3.1%
Catalina Marketing Corp.	125,000	$3,168,750
Clear Channel Outdoor Holdings, Inc. Cl. A(a)	154,100	3,089,705
Getty Images, Inc.(a) (b)	62,200	5,552,594
Harte-Hanks, Inc.	28,400	749,476
Lamar Advertising Co.(a)	244,800	11,295,072
Monster Worldwide, Inc.(a) (b)	231,600	9,453,912
Omnicom Group, Inc.(b)	37,900	3,226,427
WPP Group PLC, Sponsored ADR (United Kingdom)	39,300	2,122,200
		38,658,136
Aerospace & Defense — 2.2%
Alliant Techsystems, Inc.(a)	75,000	5,712,750
Empresa Brasileira de Aeronautica SA, ADR (Brazil)	63,700	2,490,670
Goodrich Corp.	159,000	6,534,900
Rockwell Collins, Inc.	260,500	12,105,435
		26,843,755
Agribusiness — 0.1%
Delta & Pine Land Co.	35,000	805,350
Air Transportation — 1.3%
JetBlue Airways Corp.(a) (b)	306,000	4,706,272
SkyWest, Inc.	69,300	1,861,398
Southwest Airlines Co.	604,400	9,930,292
		16,497,962
Apparel, Textiles & Shoes — 0.6%
Coach, Inc.(a)	43,600	1,453,624
Ross Stores, Inc.	220,100	6,360,890
		7,814,514
Automotive & Parts — 1.0%
Harley-Davidson, Inc.(b)	32,100	1,652,829
Oshkosh Truck Corp.	149,000	6,643,910
TRW Automotive Holdings Corp.	125,000	3,293,750
Winnebago Industries, Inc.(b)	22,900	762,112
		12,352,601

	Number of Shares	Market Value
Banking, Savings & Loans — 1.7%
City National Corp.	12,100	$876,524
First Horizon National Corp.	18,400	707,296
Investors Financial Services Corp.	93,100	3,428,873
Mellon Financial Corp.	51,100	1,750,175
North Fork Bancorporation, Inc.	24,600	673,056
Northern Trust Corp.	59,500	3,083,290
State Street Corp.	55,400	3,071,376
SVB Financial Group(a) (b)	55,700	2,608,988
Synovus Financial Corp.	123,900	3,346,539
UCBH Holdings, Inc.	42,400	758,112
		20,304,229
Beverages — 0.2%
Cott Corp.(a) (b)	195,000	2,866,500
Broadcasting, Publishing & Printing — 1.7%
Citadel Broadcasting Corp.	368,700	4,955,328
Cox Radio, Inc. Cl. A(a)	44,600	627,968
Cumulus Media, Inc. Cl. A(a) (b)	52,900	656,489
Entercom Communications Corp.(a)	26,100	774,387
Meredith Corp.	16,900	884,546
New York Times Co. Cl. A(b)	26,000	687,700
Radio One, Inc. Cl. D(a)	65,900	682,065
Regent Communications, Inc.(a)	146,300	678,832
Salem Communications Corp. Cl. A(a)	35,200	615,648
Spanish Broadcasting System, Inc. Cl. A(a)	117,800	601,958
The McGraw-Hill Companies, Inc.	21,800	1,125,534
The Scripps (E.W.) Co. Cl. A	14,600	701,092
Univision Communications, Inc. Cl. A(a)	228,400	6,712,676
Washington Post Co. Cl. B	900	688,500
Westwood One, Inc.	31,300	510,190
		20,902,913
Building Materials & Construction — 0.3%
Kinetic Concepts, Inc.(a)	84,000	3,339,840

	Number of Shares	Market Value
Chemicals — 0.9%
Engelhard Corp.	23,500	$708,525
Monsanto Co.	26,500	2,054,545
Nalco Holding Co.(a)	298,000	5,277,580
Praxair, Inc.	20,600	1,090,976
Symyx Technologies, Inc.(a)	26,600	725,914
The Valspar Corp.	62,100	1,532,007
		11,389,547
Commercial Services — 7.5%
Apollo Group, Inc. Cl. A(a) (b)	91,006	5,502,223
ARAMARK Corp. Cl. B	27,200	755,616
Block (H&R), Inc.	33,100	812,605
Certegy, Inc.(b)	188,100	7,629,336
Cintas Corp.	57,500	2,367,850
Decode Genetics, Inc.(a) (b)	93,600	773,136
DeVry, Inc.(a)	37,500	750,000
Dun & Bradstreet Corp.(a)	23,600	1,580,256
Ecolab, Inc.	46,700	1,693,809
Education Management Corp.(a)	165,200	5,535,852
Equifax, Inc.	32,500	1,235,650
Gen-Probe, Inc.(a) (b)	76,000	3,708,040
Global Payments, Inc.	150,500	7,014,805
Iron Mountain, Inc.(a)	224,150	9,463,613
ITT Educational Services, Inc.(a)	20,000	1,182,200
Laureate Education, Inc.(a)	22,000	1,155,220
LECG Corp.(a)	41,800	726,484
Manpower, Inc.	170,700	7,937,550
MoneyGram International, Inc.	336,000	8,762,880
Moody's Corp.	59,000	3,623,780
Paychex, Inc.	89,100	3,396,492
QIAGEN NV(a) (b)	59,100	694,425
Quest Diagnostics, Inc.	54,600	2,810,808
Robert Half International, Inc.(b)	152,300	5,770,647
Stericycle, Inc.(a)	21,000	1,236,480
The Corporate Executive Board Co.	14,200	1,273,740
United Rentals, Inc.(a) (b)	81,000	1,894,590
Universal Technical Institute, Inc.(a)	22,100	683,774
Viad Corp.	65,000	1,906,450
		91,878,311

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Select Mid Cap Growth Equity II Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Communications — 3.4%
American Tower Corp. Cl. A(a) (b)	334,000	$9,051,400
Crown Castle International Corp.(a)	456,000	12,270,960
Harris Corp.	184,000	7,913,840
Rogers Communications, Inc. Cl. B(b)	295,675	12,495,225
XM Satellite Radio Holdings, Inc. Cl. A(a) (b)	27,000	736,560
		42,467,985
Computer Integrated Systems Design — 1.8%
Avid Technology, Inc.(a)	51,600	2,825,616
Cadence Design Systems, Inc.(a) (b)	409,000	6,920,280
Cogent, Inc.(a) (b)	173,900	3,944,052
F5 Networks, Inc.(a)	15,300	875,007
FileNET Corp.(a)	24,900	643,665
Jack Henry & Associates, Inc.	206,500	3,940,020
National Instruments Corp.	42,600	1,365,330
Synopsys, Inc.(a)	33,100	663,986
Websense, Inc.(a)	12,200	800,808
		21,978,764
Computer Programming Services — 1.1%
Cognizant Technology Solutions Corp.(a)	57,100	2,874,985
Mercury Interactive Corp.(a)	37,700	1,047,683
VeriSign, Inc.(a) (b)	426,700	9,353,264
		13,275,932
Computer Related Services — 1.2%
CACI International, Inc. Cl. A(a)	89,000	5,106,820
Checkfree Corp.(a)	107,000	4,911,300
CNET Networks, Inc.(a)	300,000	4,407,000
		14,425,120
Computers & Information — 2.3%
CDW Corp.	115,700	6,660,849
Cognos, Inc.(a)	48,600	1,686,906
Comverse Technology, Inc.(a) (b)	101,000	2,685,590
International Game Technology(b)	160,200	4,930,956
Jabil Circuit, Inc.(a)	255,500	9,476,495
Lexmark International, Inc.(a)	17,700	793,491
Symbol Technologies, Inc.(b)	80,998	1,038,394

	Number of Shares	Market Value
Zebra Technologies Corp. Cl. A(a) (b)	22,000	$942,700
		28,215,381
Containers — 0.1%
Sealed Air Corp.(a) (b)	13,300	747,061
Cosmetics & Personal Care — 0.1%
Avon Products, Inc.(b)	40,900	1,167,695
Data Processing & Preparation — 0.3%
Affiliated Computer Services, Inc. Cl. A(a)	13,600	804,848
Factset Research Systems, Inc.	28,400	1,168,944
Fiserv, Inc.(a)	25,100	1,086,077
SEI Investments Co.	19,300	714,100
		3,773,969
Education — 0.1%
Career Education Corp.(a) (b)	20,100	677,772
Electrical Equipment & Electronics — 10.3%
Altera Corp.(a)	530,500	9,830,165
Ametek, Inc.	209,300	8,903,622
AMIS Holdings, Inc.(a)	82,000	873,300
Analog Devices, Inc.	100,100	3,590,587
Broadcom Corp. Cl. A(a)	44,800	2,112,320
Cymer, Inc.(a)	20,400	724,404
Dolby Laboratories, Inc. Cl. A(a)	166,400	2,837,120
Flextronics International Ltd.(a)	434,000	4,530,960
FLIR Systems, Inc.(a) (b)	197,800	4,416,874
Garmin Limited(b)	87,000	5,772,450
Gentex Corp.(b)	377,600	7,363,200
Intersil Corp. Cl. A	311,200	7,742,656
Kla-Tencor Corp.	14,600	720,218
Linear Technology Corp.	314,000	11,325,980
Marvell Technology Group Ltd.(a)	42,000	2,355,780
Maxim Integrated Products, Inc.	103,700	3,758,088
Microchip Technology, Inc.	336,500	10,818,475
National Semiconductor Corp.	287,900	7,479,642
Novellus Systems, Inc.(a)	207,000	4,992,840
PMC-Sierra, Inc.(a)	230,000	1,773,300
Qlogic Corp.(a)	24,000	780,240
Semtech Corp.(a)	168,300	3,073,158
Silicon Laboratories, Inc.(a)	47,800	1,752,348
Spansion LLC Cl. A(a)	175,000	2,436,000
Teleflex, Inc.	91,000	5,913,180

	Number of Shares	Market Value
Xilinx, Inc.(b)	456,600	$11,510,886
		127,387,793
Energy — 5.5%
Bill Barrett Corp.(a)	63,800	2,463,318
BJ Services Co.	425,000	15,584,750
EOG Resources, Inc.	147,000	10,785,390
Murphy Oil Corp.	242,800	13,108,772
The Williams Companies, Inc.	152,400	3,531,108
Weatherford International Ltd.(a)	97,200	3,518,640
Western Gas Resources, Inc.	120,000	5,650,800
XTO Energy, Inc.(b)	293,767	12,908,122
		67,550,900
Entertainment & Leisure — 1.3%
Brunswick Corp.	178,300	7,249,678
DreamWorks Animation SKG, Inc. Cl. A(a)	128,700	3,160,872
Harrah's Entertainment, Inc.	40,100	2,858,729
Shuffle Master, Inc.(a) (b)	93,950	2,361,903
WMS Industries, Inc.(a) (b)	32,300	810,407
		16,441,589
Financial Services — 5.1%
Ameritrade Holding Corp.(a)	541,700	13,000,800
BlackRock, Inc. Cl. A	27,800	3,015,744
Boston Private Financial Holdings, Inc.	26,400	803,088
CapitalSource, Inc.(b)	133,200	2,983,680
E*TRADE Financial Corp.(a)	419,400	8,748,684
East West Bancorp, Inc.(b)	21,000	766,290
Eaton Vance Corp.	269,300	7,368,048
Federated Investors, Inc. Cl. B	18,000	666,720
Janus Capital Group, Inc.	211,900	3,947,697
Lazard, Limited Cl. A	37,100	1,183,490
Legg Mason, Inc.	80,490	9,633,848
Nuveen Investments, Inc. Cl. A(b)	149,900	6,388,738
The Charles Schwab Corp.	130,200	1,910,034
Waddell & Reed Financial, Inc. Cl. A	131,000	2,747,070
		63,163,931
Foods — 0.4%
McCormick & Co., Inc.	47,500	1,468,700

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Select Mid Cap Growth Equity II Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
The Hershey Co.	25,900	$1,430,975
Tootsie Roll Industries, Inc.	17,304	500,605
Wrigley (Wm.) Jr. Co.	16,700	1,110,383
		4,510,663
Healthcare — 5.0%
Community Health Systems, Inc.(a)	120,000	4,600,800
Coventry Health Care, Inc.(a) (b)	111,400	6,345,344
DaVita, Inc.(a)	92,350	4,676,604
Elan Corp. PLC Sponsored ADR (Ireland)(a) (b)	380,000	5,293,400
Express Scripts, Inc.(a)	33,800	2,832,440
Health Management Associates, Inc. Cl. A	183,500	4,029,660
Human Genome Sciences, Inc.(a) (b)	146,900	1,257,464
Humana, Inc.(a)	141,300	7,676,829
Laboratory Corp. of America Holdings(a) (b)	179,400	9,660,690
Lincare Holdings, Inc.(a)	36,000	1,508,760
Manor Care, Inc.	227,400	9,043,698
Triad Hospitals, Inc.(a)	128,000	5,021,440
		61,947,129
Home Construction, Furnishings & Appliances — 1.1%
Centex Corp.(b)	11,700	836,433
Harman International Industries	83,500	8,170,475
HNI Corp.	21,400	1,175,502
KB Home	11,500	835,590
Lennar Corp. Cl. A(b)	20,900	1,275,318
Pulte Homes, Inc.	17,600	692,736
Toll Brothers, Inc.(a) (b)	21,100	730,904
		13,716,958
Industrial – Diversified — 1.0%
Danaher Corp.(b)	109,000	6,080,020
ITT Industries, Inc.	58,400	6,004,688
		12,084,708
Information Retrieval Services — 1.4%
ChoicePoint, Inc.(a)	215,000	9,569,650
Digital River, Inc.(a) (b)	41,500	1,234,210
Juniper Networks, Inc.(a)	247,500	5,519,250
Sina Corp.(a) (b)	27,900	674,064
		16,997,174
Insurance — 2.5%
Ambac Financial Group, Inc.	11,300	870,778

	Number of Shares	Market Value
Arch Capital Group Ltd.(a)	20,100	$1,100,475
Assurant, Inc.	200,000	8,698,000
Axis Capital Holdings Limited	206,800	6,468,704
Brown & Brown, Inc.	23,200	708,528
Gallagher (Arthur J.) & Co.(b)	24,000	741,120
Markel Corp.(a) (b)	2,560	811,648
Marsh & McLennan Companies, Inc.	23,000	730,480
MBIA, Inc.(b)	11,500	691,840
Principal Financial Group, Inc.	63,000	2,988,090
RenaissanceRe Holdings Ltd.	17,800	785,158
WellPoint, Inc.(a)	14,898	1,188,725
Willis Group Holdings Ltd.(b)	135,100	4,990,594
		30,774,140
Lodging — 3.0%
Boyd Gaming Corp.	77,500	3,693,650
Choice Hotels International, Inc.	84,300	3,520,368
Fairmont Hotels & Resorts, Inc.(b)	313,400	13,291,294
Hilton Hotels Corp.	66,900	1,612,959
Las Vegas Sands Corp.(a)	30,800	1,215,676
Marriott International, Inc. Cl. A	48,000	3,214,560
Station Casinos, Inc.	56,600	3,837,480
Wynn Resorts Limited(a) (b)	127,900	7,015,315
		37,401,302
Machinery & Components — 3.4%
Baker Hughes, Inc.(b)	33,700	2,048,286
Cooper Cameron Corp.(a) (b)	92,000	3,808,800
FMC Technologies, Inc.(a)	142,000	6,094,640
Grant Prideco, Inc.(a)	86,800	3,829,616
IDEX Corp.	18,550	762,591
Pall Corp.	26,300	706,418
Roper Industries, Inc.	300,000	11,853,000
Smith International, Inc.	336,700	12,494,937
		41,598,288
Manufacturing — 0.9%
American Standard Companies, Inc.	120,000	4,794,000
Avery Dennison Corp.	13,300	735,091
Lam Research Corp.(a)	19,900	710,032
Millipore Corp.(a) (b)	17,200	1,135,888
Pentair, Inc.	107,000	3,693,640
		11,068,651

	Number of Shares	Market Value
Medical Supplies — 4.0%
Allergan, Inc.	20,800	$2,245,568
American Medical Systems Holdings, Inc.(a) (b)	90,300	1,610,049
ArthoCare Corp.(a)	19,900	838,586
Bard (C.R.), Inc.	44,200	2,913,664
Bausch & Lomb, Inc.	23,400	1,588,860
Becton, Dickinson & Co.	30,600	1,838,448
Biomet, Inc.	51,400	1,879,698
Cooper Cos., Inc.	13,900	713,070
Dentsply International, Inc.	17,400	934,206
Edwards Lifesciences Corp.(a)	132,800	5,525,808
Henry Schein, Inc.(a) (b)	28,900	1,261,196
II-VI, Inc.(a)	41,300	738,031
Inamed Corp.(a)	34,300	3,007,424
Integra LifeSciences Holdings Corp.(a)	23,600	836,856
Kyphon, Inc.(a) (b)	18,000	734,940
Patterson Cos, Inc.(a)	157,000	5,243,800
Resmed, Inc.(a)	40,200	1,540,062
Respironics, Inc.(a)	40,300	1,493,921
Smith & Nephew PLC ADR (United Kingdom)	19,100	885,285
St. Jude Medical, Inc.(a)	26,500	1,330,300
Sybron Dental Specialties, Inc.(a)	23,600	939,516
Techne Corp.(a)	22,000	1,235,300
Varian Medical Systems, Inc.(a)	77,600	3,906,384
Waters Corp.(a) (b)	137,900	5,212,620
Zimmer Holdings, Inc.(a)	11,800	795,792
		49,249,384
Metals & Mining — 0.6%
Newmont Mining Corp.(b)	100,000	5,340,000
Precision Castparts Corp.	40,800	2,113,848
		7,453,848
Pharmaceuticals — 7.9%
Abgenix, Inc.(a) (b)	114,000	2,452,140
Alkermes, Inc.(a) (b)	170,000	3,250,400
Amylin Pharmaceuticals, Inc.(a) (b)	130,900	5,225,528
Andrx Corp.(a)	81,000	1,334,070
Atherogenics, Inc.(a) (b)	45,800	916,458
Barr Pharmaceuticals(a)	128,000	7,973,120
Celgene Corp.(a)	86,500	5,605,200
Cephalon, Inc.(a) (b)	156,100	10,105,914
Charles River Laboratories International, Inc.(a)	28,600	1,211,782
Genzyme Corp.(a)	9,100	644,098
Gilead Sciences, Inc.(a)	134,000	7,052,420

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Select Mid Cap Growth Equity II Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Invitrogen Corp.(a)	18,300	$1,219,512
Martek Biosciences Corp.(a) (b)	26,500	652,165
Medco Health Solutions, Inc.(a)	37,000	2,064,600
MedImmune, Inc.(a)	403,500	14,130,570
Millennium Pharmaceuticals, Inc.(a)	74,500	722,650
Nektar Therapeutics(a) (b)	41,500	683,090
Neurocrine Biosciences, Inc.(a)	79,200	4,968,216
Omnicare, Inc.	113,400	6,488,748
OSI Pharmaceuticals, Inc.(a) (b)	100,500	2,818,020
Protein Design Labs, Inc.(a) (b)	134,100	3,811,122
Sepracor, Inc.(a) (b)	114,700	5,918,520
Sigma-Aldrich Corp.	11,600	734,164
Valeant Pharmaceuticals International	154,000	2,784,320
Vertex Pharmaceuticals, Inc.(a) (b)	187,100	5,177,057
		97,943,884
Prepackaged Software — 4.1%
Activision, Inc.(a) (b)	306,809	4,215,556
Adobe Systems, Inc.	132,000	4,878,720
Check Point Software Technologies Limited(a)	64,300	1,292,430
Citrix Systems, Inc.(a)	42,200	1,214,516
DST Systems, Inc.(a) (b)	158,600	9,501,726
Electronic Arts, Inc.(a)	14,700	768,957
Fair Isaac Corp.	25,500	1,126,335
Hyperion Solutions Corp.(a)	20,700	741,474
Internet Security Systems, Inc.(a)	33,400	699,730
Intuit, Inc.(a)	43,600	2,323,880
McAfee, Inc.(a)	214,800	5,827,524
NAVTEQ Corp.(a)	214,500	9,410,115
Red Hat, Inc.(a) (b)	264,000	7,191,360
Salesforce.com, Inc.(a) (b)	22,700	727,535
THQ, Inc.(a) (b)	49,050	1,169,843
		51,089,701
Restaurants — 0.8%
Outback Steakhouse, Inc.	29,900	1,244,139
P.F. Chang's China Bistro, Inc.(a) (b)	52,000	2,580,760
The Cheesecake Factory(a) (b)	166,200	6,214,218
		10,039,117

	Number of Shares	Market Value
Retail — 5.2%
Amazon.com, Inc.(a) (b)	147,500	$6,954,625
Bed Bath & Beyond, Inc.(a)	67,500	2,440,125
Best Buy Co., Inc.	140,000	6,087,200
Carmax, Inc.(a) (b)	106,000	2,934,080
Dollar General Corp.	368,200	7,021,574
Family Dollar Stores, Inc.(b)	178,700	4,429,973
Fred's, Inc.(b)	48,500	789,095
Men's Wearhouse, Inc.(a)	26,900	791,936
Michaels Stores, Inc.	38,400	1,358,208
MSC Industrial Direct Co. Cl. A	22,000	884,840
O'Reilly Automotive, Inc.(a)	235,000	7,522,350
Petsmart, Inc.(b)	309,700	7,946,902
Shoppers Drug Mart Corp.	23,000	871,266
Shoppers Drug Mart Corp. (CAD)	16,000	606,098
Shoppers Drug Mart Corp. (CAD)(c)	38,000	1,439,483
Staples, Inc.	70,150	1,593,107
Tiffany & Co.	62,100	2,377,809
TJX Companies, Inc.	118,900	2,762,047
Williams-Sonoma, Inc.(a) (b)	133,900	5,777,785
		64,588,503
Retail – Grocery — 0.3%
Whole Foods Market, Inc.(b)	50,000	3,869,500
Telephone Utilities — 2.0%
ADTRAN, Inc.	105,000	3,122,700
Amdocs Ltd.(a)	137,000	3,767,500
NeuStar, Inc. Cl. A(a)	32,600	993,974
Nextel Partners, Inc. Cl. A(a)	285,000	7,962,900
NII Holdings, Inc. Cl. B(a)	65,500	2,861,040
TELUS Corp.	122,400	5,045,705
TELUS Corp. (CAD)	7,600	313,295
		24,067,114
Toys, Games — 0.0%
Mattel, Inc.	30,800	487,256
Transportation — 1.4%
Discovery Holding Co. Cl. A(a) (b)	271,000	4,105,650
Expeditors International of Washington, Inc.	59,800	4,037,098
Landstar System, Inc.	40,600	1,694,644
Robinson (C.H.) Worldwide, Inc.	50,800	1,881,124

	Number of Shares	Market Value
Royal Caribbean Cruises Limited(b)	47,400	$2,135,844
Thor Industries, Inc.	30,700	1,230,149
UTI Worldwide, Inc.	26,900	2,497,396
		17,581,905
TOTAL EQUITIES (Cost $948,784,280)		1,211,396,775
MUTUAL FUND — 0.7%
Financial Services
Government Reserve Investment Fund	8,129,631	8,129,631
TOTAL MUTUAL FUND (Cost $8,129,631)		8,129,631
TOTAL LONG TERM INVESTMENTS (Cost $956,913,911)		1,219,526,406
	Principal Amount
SHORT-TERM INVESTMENTS — 15.6%
Cash Equivalents — 14.2%(e)
Abbey National PLC Eurodollar Time Deposit 4.290% 01/11/2006	$3,704,163	3,704,169
American Beacon Money Market Fund(d)	1,592,790	1,592,790
Bank of America 4.230% 01/20/2006	3,889,372	3,889,372
Bank of America 4.270% 01/17/2006	2,850,179	2,850,179
Bank of Montreal Eurodollar Time Deposit 4.300% 01/19/2006	7,408,327	7,408,327
Bank of Nova Scotia Eurodollar Time Deposit 4.250% 01/27/2006	3,704,163	3,704,163
Barclays 4.313% 01/17/2006	3,803,290	3,803,290
Barclays Eurodollar Time Deposit 4.300% 01/31/2006	3,704,163	3,704,163
Barclays Eurodollar Time Deposit 4.410% 02/27/2006	1,852,082	1,852,082
BGI Institutional Money Market Fund(d)	5,926,661	5,926,661
Branch Banker & Trust Eurodollar Time Deposit 4.260% 01/11/2006	1,852,082	1,852,082

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Select Mid Cap Growth Equity II Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Calyon Eurodollar Time Deposit 4.335% 02/06/2006	$3,704,163	$3,704,163
Dexia Group Eurodollar Time Deposit 4.230% 01/20/2006	3,704,163	3,704,163
Dexia Group Eurodollar Time Deposit 4.265% 01/27/2006	3,704,163	3,704,163
Federal Home Loan Bank Discount Note 4.186% 01/25/2006	2,212,631	2,212,631
First Tennessee National Corp. Eurodollar Time Deposit 4.290% 01/13/2006	7,408,327	7,408,327
Fortis Bank Eurodollar Time Deposit 4.280% 01/12/2006	3,704,163	3,704,163
Fortis Bank Eurodollar Time Deposit 4.300% 01/04/2006	3,704,163	3,704,163
Fortis Bank Eurodollar Time Deposit 4.350% 01/03/2006	3,704,163	3,704,163
Freddie Mac Discount Note 4.234% 01/30/2006	2,974,613	2,974,613
General Electric Capital Corp. 4.274% 01/23/2006	7,366,347	7,366,347
Goldman Sachs Financial Square Prime Obligations Money Market Fund(d)	2,717,845	2,717,845
Merrimac Cash Fund, Premium Class(d)	592,666	592,666
Morgan Stanley Dean Witter & Co. 4.330% 01/13/2006	7,408,327	7,408,327
National Australia Bank Eurodollar Time Deposit 4.156% 01/03/2006	12,074,102	12,074,102
Rabobank Nederland Eurodollar Time Deposit 4.150% 01/03/2006	4,815,412	4,815,412
Rabobank Nederland Eurodollar Time Deposit 4.210% 01/19/2006	5,926,661	5,926,661

	Principal Amount	Market Value
Royal Bank of Canada Eurodollar Time Deposit 4.220% 01/20/2006	$1,852,082	$1,852,082
Royal Bank of Canada Eurodollar Time Deposit 4.250% 01/24/2006	3,704,163	3,704,163
Royal Bank of Scotland Eurodollar Time Deposit 4.250% 01/23/2006	3,704,163	3,704,163
Royal Bank of Scotland Eurodollar Time Deposit 4.300% 01/31/2006	5,556,246	5,556,246
Skandinaviska Enskilda Banken AB Eurodollar Time Deposit 4.230% 01/03/2006	1,852,082	1,852,082
Skandinaviska Enskilda Banken AB Eurodollar Time Deposit 4.300% 01/17/2006	5,185,829	5,185,829
Societe Generale Eurodollar Time Deposit 4.280% 01/30/2006	3,704,163	3,704,163
Societe Generale Eurodollar Time Deposit 4.280% 01/31/2006	3,704,163	3,704,163
Svenska Handlesbanken Eurodollar Time Deposit 4.100% 01/03/2006	4,227,262	4,227,262
The Bank of the West Eurodollar Time Deposit 4.290% 01/25/2006	5,926,661	5,926,661
Toronto Dominion Bank Eurodollar Time Deposit 4.300% 01/23/2006	3,704,163	3,704,163
UBS AG Eurodollar Time Deposit 4.255% 01/18/2006	1,852,082	1,852,082
UBS AG Eurodollar Time Deposit 4.260% 01/10/2006	3,704,163	3,704,163
Wells Fargo Eurodollar Time Deposit 4.270% 01/03/2006	3,111,497	3,111,497
Wells Fargo Eurodollar Time Deposit 4.300% 01/18/2006	7,408,327	7,408,327
		175,206,233

	Principal Amount	Market Value
Repurchase Agreement — 1.4%
Investors Bank & Trust Company Repurchase Agreement, dated 12/30/2005, 3.02%, due 01/03/2006(f)	$17,026,162	$17,026,162
TOTAL SHORT-TERM INVESTMENTS (Cost $192,232,395)		192,232,395
TOTAL INVESTMENTS — 114.5% (Cost $1,149,146,306)(g)		1,411,758,801
Other Assets/ (Liabilities) — (14.5%)		(178,265,756)
NET ASSETS — 100.0%		$1,233,493,045

Notes to Portfolio of Investments

ADR - American Depository Receipt

(a)  Non-income producing security.

(b)  Denotes all or a portion of security on loan. (Note 2).

(c)  Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2005, these securities amounted to a value of $1,439,483 or 0.1% of net assets.

(d)  Amount represents shares owned of the fund.

(e)  Represents investments of security lending collateral. (Note 2).

(f)  Maturity value of $17,031,875. Collateralized by U.S. Government Agency obligations with a rate of 4.324%, maturity date of 08/01/2037, and an aggregate market value, including accrued interest, of $17,877,470.

(g)  See Note 6 for aggregate cost for Federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Cap Growth Equity Fund – Portfolio of Investments

December 31, 2005

	Number of Shares	Market Value
EQUITIES — 90.5%
COMMON STOCK
Advertising — 2.2%
Aquantive, Inc.(a) (b)	31,690	$799,856
Catalina Marketing Corp.	86,700	2,197,845
Getty Images, Inc.(a) (b)	110,150	9,833,090
		12,830,791
Aerospace & Defense — 0.1%
Alliant Techsystems, Inc.(a)	9,520	725,138
Air Transportation — 1.9%
Airtran Holdings, Inc.(a) (b)	185,700	2,976,771
AMR Corp.(a) (b)	102,900	2,287,467
Forward Air Corp.	13,385	490,560
Gol Linhas Aereas Inteligentes SA ADR (Brazil)(b)	36,180	1,020,638
JetBlue Airways Corp.(a) (b)	57,975	891,648
US Airways Group, Inc.(a)	114,070	3,812,904
		11,479,988
Apparel, Textiles & Shoes — 1.1%
DSW, Inc. Cl. A(a) (b)	89,390	2,343,806
Iconix Brand Group, Inc.(a)	65,220	664,592
Phillips-Van Heusen Corp.	20,820	674,568
Skechers U.S.A., Inc. Cl. A(a)	136,100	2,085,052
Too, Inc.(a)	23,160	653,344
		6,421,362
Automotive & Parts — 1.6%
LKQ Corp.(a)	173,439	6,004,458
Tenneco, Inc.(a)	85,900	1,684,499
United Auto Group, Inc.	47,800	1,825,960
		9,514,917
Banking, Savings & Loans — 3.3%
Advanta Corp. Cl. B	108,000	3,503,520
Amcore Financial, Inc.	61,800	1,879,338
City National Corp.	42,200	3,056,968
Financial Federal Corp.(b)	135,350	6,016,307
Nelnet, Inc. Cl. A(a)	300	12,204
Signature Bank(a)	17,680	496,278
UMB Financial Corp.	23,700	1,514,667
Westcorp	46,400	3,090,704
		19,569,986

	Number of Shares	Market Value
Broadcasting, Publishing & Printing — 1.1%
Central European Media Enterprises Ltd.(a) (b)	8,340	$482,886
Charter Communications, Inc. Cl. A(a) (b)	932,300	1,137,406
LodgeNet Entertainment Corp.(a)	99,300	1,384,242
Playboy Enterprises, Inc. Cl. B(a) (b)	151,000	2,097,390
TiVo, Inc.(a) (b)	250,700	1,283,584
		6,385,508
Building Materials & Construction — 0.8%
Beacon Roofing Supply, Inc.(a)	107,160	3,078,707
Eagle Materials, Inc.(b)	8,250	1,009,470
Martin Marietta Materials, Inc.	10,410	798,655
		4,886,832
Chemicals — 1.2%
Cytec Industries, Inc.	59,400	2,829,222
Hercules, Inc.(a)	209,300	2,365,090
Minerals Technologies, Inc.	33,600	1,877,904
		7,072,216
Commercial Services — 8.0%
The Advisory Board Co.(a)	13,700	653,079
ADVO, Inc.	73,150	2,061,367
The Corporate Executive Board Co.	131,710	11,814,387
Corrections Corp. of America(a)	31,100	1,398,567
eResearch Technology, Inc.(a)	68,700	1,037,370
Exelixis, Inc.(a)	154,100	1,451,622
First Advantage Corp. Cl. A(a)	14,600	389,966
Grupo Aeroportuario de Sureste SA de CV, ADR (Mexico)	70,830	2,290,642
Harris Interactive, Inc.(a)	270,000	1,163,700
Incyte Corp.(a)	219,800	1,173,732
ITT Educational Services, Inc.(a)	187,000	11,053,570
Ituran Location and Control Ltd.(a) (b)	44,510	709,934
Jacobs Engineering Group, Inc.(a)	11,490	779,826
LECG Corp.(a)	22,810	396,438
Lincoln Educational Services Corp.(a)	149,000	2,124,740

	Number of Shares	Market Value
Pharmaceutical Product Development, Inc.	16,070	$995,536
Stericycle, Inc.(a)	15,990	941,491
Valassis Communications, Inc.(a)	59,800	1,738,386
Vertrue, Inc.(a) (b)	66,100	2,335,313
VistaPrint Ltd.(a)	49,200	1,119,497
Washington Group International, Inc.	37,400	1,981,078
		47,610,241
Communications — 1.3%
Arris Group, Inc.(a)	176,600	1,672,402
Canadian Satellite Radio Holdings, Inc. Cl. A(a)	3,900	49,413
Crown Castle International Corp.(a)	39,080	1,051,643
EFJ, Inc.(a)	16,520	167,678
Powerwave Technologies, Inc.(a) (b)	124,000	1,558,680
SBA Communications Corp.(a)	46,900	839,510
Syniverse Holdings, Inc.(a)	20,070	419,463
Westell Technologies, Inc. Cl. A(a)	407,400	1,833,300
		7,592,089
Computer & Other Data Processing Service — 0.0%
IHS, Inc. Cl. A(a)	6,700	137,484
Computer Integrated Systems Design — 1.5%
Avid Technology, Inc.(a)	90,350	4,947,566
F5 Networks, Inc.(a)	17,920	1,024,845
JDA Software Group, Inc.(a)	30,700	522,207
Sapient Corp.(a) (b)	322,600	1,835,594
Websense, Inc.(a) (b)	12,100	794,244
		9,124,456
Computer Maintenance & Repair — 0.5%
Electronics for Imaging, Inc.(a)	98,300	2,615,763
Computer Programming Services — 1.2%
Entrust, Inc.(a)	64,080	310,147
Jamdat Mobile, Inc.(a) (b)	247,400	6,575,892
		6,886,039
Computer Related Services — 3.2%
Checkfree Corp.(a)	284,349	13,051,619
Ingram Micro, Inc. Cl. A(a)	145,600	2,901,808
NetFlix, Inc.(a) (b)	118,720	3,212,563
		19,165,990

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Cap Growth Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Computers & Information — 2.4%
Cognos, Inc.(a)	15,470	$536,964
Foundry Networks, Inc.(a)	185,760	2,565,346
Logitech International SA ADR (Switzerland)(a) (b)	29,100	1,361,007
Redback Networks, Inc.(a) (b)	69,410	975,905
Scientific Games Corp. Cl. A(a)	257,100	7,013,688
SRA International, Inc. Cl. A(a)	7,290	222,637
VeriFone Holdings, Inc.(a) (b)	69,834	1,766,800
		14,442,347
Cosmetics & Personal Care — 0.4%
Nu Skin Enterprises, Inc. Cl. A	123,600	2,172,888
Data Processing & Preparation — 2.3%
CSG Systems International, Inc.(a)	30,300	676,296
Factset Research Systems, Inc.(b)	258,124	10,624,384
HomeStore, Inc.(a)	23,300	118,830
The BISYS Group, Inc.(a)	137,400	1,924,974
		13,344,484
Electric Utilities — 0.4%
El Paso Electric Co.(a)	88,700	1,866,248
Suntech Power Holdings Co. Ltd. ADR (China)(a) (b)	22,200	604,950
		2,471,198
Electrical Equipment & Electronics — 3.4%
Cree, Inc.(a) (b)	130,650	3,297,606
CSR PLC(a)	82,820	1,338,948
Cypress Semiconductor Corp.(a) (b)	67,800	966,150
Evergreen Solar, Inc.(a) (b)	40,150	427,597
FuelCell Energy, Inc.(a) (b)	145,200	1,229,844
Gentex Corp.(b)	370,880	7,232,160
Microsemi Corp.(a)	9,800	271,068
Moog, Inc. Cl. A(a)	18,005	510,982
Newport Corp.(a)	123,800	1,676,252
ON Semiconductor Corp.(a) (b)	479,000	2,648,870
SiRF Technology Holdings, Inc.(a)	18,250	543,850
Teledyne Technologies, Inc.(a)	7,000	203,700
		20,347,027

	Number of Shares	Market Value
Energy — 5.0%
Alon USA Energy, Inc.(a)	73,250	$1,439,362
Arch Coal, Inc.(b)	10,600	842,700
Bill Barrett Corp.(a) (b)	83,500	3,223,935
Cabot Oil & Gas Corp. Cl. A	22,110	997,161
Comstock Resources, Inc.(a)	86,600	2,642,166
Grey Wolf, Inc.(a) (b)	213,200	1,648,036
Newfield Exploration Co.(a)	166,100	8,316,627
Pride International, Inc.(a)	28,630	880,372
Range Resources Corp.(b)	38,725	1,020,016
Stolt Offshore SA Sponsored ADR (United Kingdom)(a)	60,100	700,766
TETRA Technologies, Inc.(a)	82,950	2,531,634
UGI Corp.	96,800	1,994,080
Vintage Petroleum, Inc.	35,100	1,871,883
Whiting Petroleum Corp.(a)	33,200	1,328,000
		29,436,738
Entertainment & Leisure — 1.1%
Churchill Downs, Inc.	43,200	1,586,736
Gaylord Entertainment(a)	111,300	4,851,567
		6,438,303
Financial Services — 3.7%
Affiliated Managers Group, Inc.(a) (b)	29,269	2,348,837
Canadian Satellite Communications, Inc.	100	1,267
Federated Investors, Inc. Cl. B	15,310	567,082
Hong Kong Exchanges and Clearing Ltd.	72,000	299,097
IndyMac Bancorp, Inc.	24,700	963,794
IntercontinentalExchange, Inc.(a)	125,230	4,552,111
Investment Technology Group, Inc.(a)	84,200	2,984,048
Melco International Development Ltd.	502,730	598,525
The Nasdaq Stock Market, Inc.(a) (b)	136,940	4,817,549
Nuveen Investments, Inc. Cl. A(b)	33,630	1,433,311
Redwood Trust, Inc.	37,500	1,547,250
Ventas, Inc.	60,800	1,946,816
		22,059,687

	Number of Shares	Market Value
Foods — 1.9%
Diamond Foods, Inc.	34,160	$675,343
Panera Bread Co. Cl. A(a) (b)	9,020	592,434
Provide Commerce, Inc.(a)	151,000	4,999,610
The J.M. Smucker Co.	117,900	5,187,600
		11,454,987
Healthcare — 6.8%
Allscripts Healthcare Solutions, Inc.(a) (b)	360,800	4,834,720
American Healthways, Inc.(a) (b)	201,650	9,124,663
AmSurg Corp.(a)	228,300	5,218,938
Covance, Inc.(a)	20,970	1,018,094
Genesis HealthCare Corp.(a)	76,600	2,797,432
Human Genome Sciences, Inc.(a) (b)	225,300	1,928,568
Manor Care, Inc.	80,600	3,205,462
Matria Healthcare, Inc.(a)	84,150	3,261,654
Symbion, Inc.(a) (b)	33,460	769,580
Triad Hospitals, Inc.(a)	43,500	1,706,505
VCA Antech, Inc.(a)	222,300	6,268,860
		40,134,476
Heavy Machinery — 0.9%
Aviall, Inc.(a)	65,300	1,880,640
Bucyrus International, Inc. Cl. A(b)	69,500	3,662,650
		5,543,290
Home Construction, Furnishings & Appliances — 1.1%
Ethan Allen Interiors, Inc.(b)	48,300	1,764,399
Fossil, Inc.(a) (b)	219,600	4,723,596
		6,487,995
Household Products — 0.5%
Ferro Corp.	101,800	1,909,768
Jarden Corp.(a) (b)	38,955	1,174,493
		3,084,261
Information Retrieval Services — 0.9%
Bankrate, Inc.(a) (b)	6,310	186,271
CoStar Group, Inc.(a) (b)	121,000	5,223,570
		5,409,841
Insurance — 2.5%
Arch Capital Group Ltd.(a)	82,070	4,493,333
Aspen Insurance Holdings Ltd.	112,040	2,651,987
HealthExtras, Inc.(a)	30,550	766,805

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Cap Growth Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Platinum Underwriters Holdings Ltd.	59,800	$1,857,986
ProAssurance Corp.(a)	64,500	3,137,280
Reinsurance Group of America, Inc.(b)	42,000	2,005,920
		14,913,311
Internet Software — 0.5%
Opsware, Inc.(a)	402,390	2,732,228
Lodging — 2.0%
La Quinta Corp.(a)	333,530	3,715,524
LaSalle Hotel Properties	23,760	872,467
Vail Resorts, Inc.(a) (b)	216,400	7,147,692
		11,735,683
Machinery & Components — 1.3%
Chicago Bridge & Iron Co. NV	236,198	5,954,552
Global Power Equipment Group, Inc.(a)	210,600	951,912
Tennant Co.	4,400	228,800
Woodward Governor Co.	7,840	674,318
		7,809,582
Manufacturing — 0.3%
Stewart & Stevenson Services Corp.	84,800	1,791,824
Medical Supplies — 2.7%
Arrow International, Inc.	59,200	1,716,208
HealthTronics, Inc.(a)	45,110	345,092
Hologic, Inc.(a)	24,870	943,070
Intermagnetics General Corp.(a)	21,280	678,832
Kensey Nash Corp.(a) (b)	85,000	1,872,550
Kyphon, Inc.(a) (b)	97,690	3,988,683
PSS World Medical, Inc.(a)	432,700	6,421,268
		15,965,703
Metals & Mining — 1.0%
Carpenter Technology	33,500	2,360,745
Century Aluminum Co.(a)	97,300	2,550,233
CommScope, Inc.(a)	46,600	938,058
		5,849,036
Pharmaceuticals — 3.7%
Abgenix, Inc.(a) (b)	203,890	4,385,674
Alkermes, Inc.(a) (b)	97,730	1,868,598
Amylin Pharmaceuticals, Inc.(a) (b)	104,070	4,154,474
Atherogenics, Inc.(a) (b)	19,090	381,991
Digene Corp.(a)	41,790	1,219,014
Encysive Pharmaceuticals, Inc.(a) (b)	40,860	322,385

	Number of Shares	Market Value
Endo Pharmaceuticals Holdings, Inc.(a)	22,230	$672,680
ICOS Corp.(a)	12,640	349,243
Martek Biosciences Corp.(a) (b)	83,200	2,047,552
The Medicines Co.(a) (b)	85,100	1,484,995
Salix Pharmaceuticals Ltd.(a)	23,595	414,800
Vertex Pharmaceuticals, Inc.(a) (b)	16,110	445,764
ViroPharma, Inc.(a)	190,000	3,524,500
Zymogenetics, Inc.(a)	54,300	923,643
		22,195,313
Prepackaged Software — 9.0%
Activision, Inc.(a)	20,900	287,166
Blackbaud, Inc.	265,400	4,533,032
Blackboard, Inc.(a) (b)	272,600	7,899,948
Cerner Corp.(a) (b)	88,100	8,009,171
Dendrite International, Inc.(a)	340,200	4,902,282
EPIQ Systems, Inc.(a) (b)	145,129	2,690,692
MicroStrategy, Inc. Cl. A(a) (b)	99,036	8,194,239
Red Hat, Inc.(a) (b)	236,060	6,430,274
Salesforce.com, Inc.(a) (b)	18,840	603,822
Serena Software, Inc.(a)	95,300	2,233,832
Take-Two Interactive Software, Inc.(a) (b)	341,014	6,035,948
THQ, Inc.(a) (b)	39,305	937,424
Verint Systems, Inc.(a)	20,570	709,048
		53,466,878
Real Estate — 0.2%
CB Richard Ellis Group, Inc. Cl. A(a)	16,970	998,685
The Link REIT(a)	219,660	416,393
		1,415,078
Restaurants — 0.6%
California Pizza Kitchen, Inc.(a)	32,950	1,053,412
RARE Hospitality International, Inc.(a)	66,100	2,008,779
Red Robin Gourmet Burgers, Inc.(a) (b)	11,990	611,010
Texas Roadhouse, Inc. Cl. A(a)	7,270	113,049
		3,786,250
Retail — 2.4%
Borders Group, Inc.	86,600	1,876,622
GameStop Corp. Cl. B(a)	19,570	565,573
Insight Enterprises, Inc.(a)	16,400	321,604

	Number of Shares	Market Value
O'Reilly Automotive, Inc.(a) (b)	227,220	$7,273,312
Stamps.com, Inc.(a)	90,300	2,073,288
Zumiez, Inc.(a) (b)	51,000	2,204,220
		14,314,619
Telephone Utilities — 1.2%
Alamosa Holdings, Inc.(a)	43,420	808,046
Equinix, Inc.(a) (b)	24,520	999,435
General Communication, Inc. Cl. A(a)	231,800	2,394,494
Ubiquitel, Inc.(a)	265,800	2,628,762
		6,830,737
Transportation — 3.3%
CNF, Inc.	33,400	1,866,726
J.B. Hunt Transport Services, Inc.	366,800	8,304,352
Kansas City Southern(a) (b)	305,950	7,474,359
Knight Transportation, Inc.	44,055	913,260
Werner Enterprises, Inc.	39,650	781,105
		19,339,802
TOTAL EQUITIES (Cost $402,789,210)		536,992,366
MUTUAL FUND — 2.3%
iShares Russell 2000 Growth Index Fund	199,990	13,923,304
TOTAL MUTUAL FUND (Cost $14,041,493)		13,923,304
TOTAL LONG TERM INVESTMENTS (Cost $416,830,703)		550,915,670
	Principal Amount
SHORT-TERM INVESTMENTS — 31.6%
Cash Equivalents — 24.4%(d)
Abbey National PLC Eurodollar Time Deposit 4.290% 01/11/2006	$3,056,244	3,056,248
American Beacon Money Market Fund(c)	1,314,186	1,314,186
Bank of America 4.230% 01/20/2006	3,209,056	3,209,056
Bank of America 4.270% 01/17/2006	2,351,634	2,351,634
Bank of Montreal Eurodollar Time Deposit 4.300% 01/19/2006	6,112,489	6,112,489

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Cap Growth Equity Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Bank of Nova Scotia Eurodollar Time Deposit 4.250% 01/27/2006	$3,056,244	$3,056,244
Barclays 4.313% 01/17/2006	3,138,031	3,138,031
Barclays Eurodollar Time Deposit 4.300% 01/31/2006	3,056,244	3,056,244
Barclays Eurodollar Time Deposit 4.410% 02/27/2006	1,528,122	1,528,122
BGI Institutional Money Market Fund(c)	4,889,991	4,889,991
Branch Banker & Trust Eurodollar Time Deposit 4.260% 01/11/2006	1,528,122	1,528,122
Calyon Eurodollar Time Deposit 4.335% 02/06/2006	3,056,244	3,056,244
Dexia Group Eurodollar Time Deposit 4.230% 01/20/2006	3,056,244	3,056,244
Dexia Group Eurodollar Time Deposit 4.265% 01/27/2006	3,056,244	3,056,244
Federal Home Loan Bank Discount Note 4.186% 01/25/2006	1,825,604	1,825,604
First Tennessee National Corp. Eurodollar Time Deposit 4.290% 01/13/2006	6,112,489	6,112,489
Fortis Bank Eurodollar Time Deposit 4.280% 01/12/2006	3,056,244	3,056,244
Fortis Bank Eurodollar Time Deposit 4.300% 01/04/2006	3,056,244	3,056,244
Fortis Bank Eurodollar Time Deposit 4.350% 01/03/2006	3,056,244	3,056,244
Freddie Mac Discount Note 4.234% 01/30/2006	2,454,303	2,454,303
General Electric Capital Corp. 4.274% 01/23/2006	6,077,851	6,077,851
Goldman Sachs Financial Square Prime Obligations Money Market Fund(c)	2,242,450	2,242,450
Merrimac Cash Fund, Premium Class(c)	488,999	488,999

	Principal Amount	Market Value
Morgan Stanley Dean Witter & Co. 4.330% 01/13/2006	$6,112,489	$6,112,489
National Australia Bank Eurodollar Time Deposit 4.156% 01/03/2006	9,962,142	9,962,142
Rabobank Nederland Eurodollar Time Deposit 4.150% 01/03/2006	3,973,117	3,973,117
Rabobank Nederland Eurodollar Time Deposit 4.210% 01/19/2006	4,889,991	4,889,991
Royal Bank of Canada Eurodollar Time Deposit 4.220% 01/20/2006	1,528,122	1,528,122
Royal Bank of Canada Eurodollar Time Deposit 4.250% 01/24/2006	3,056,244	3,056,244
Royal Bank of Scotland Eurodollar Time Deposit 4.250% 01/23/2006	3,056,244	3,056,244
Royal Bank of Scotland Eurodollar Time Deposit 4.300% 01/31/2006	4,584,367	4,584,367
Skandinaviska Enskilda Banken AB Eurodollar Time Deposit 4.230% 01/03/2006	1,528,122	1,528,122
Skandinaviska Enskilda Banken AB Eurodollar Time Deposit 4.300% 01/17/2006	4,278,743	4,278,743
Societe Generale Eurodollar Time Deposit 4.280% 01/30/2006	3,056,244	3,056,244
Societe Generale Eurodollar Time Deposit 4.280% 01/31/2006	3,056,244	3,056,244
Svenska Handlesbanken Eurodollar Time Deposit 4.100% 01/03/2006	3,487,845	3,487,845
The Bank of the West Eurodollar Time Deposit 4.290% 01/25/2006	4,889,991	4,889,991
Toronto Dominion Bank Eurodollar Time Deposit 4.300% 01/23/2006	3,056,244	3,056,244
UBS AG Eurodollar Time Deposit 4.255% 01/18/2006	1,528,122	1,528,122
UBS AG Eurodollar Time Deposit 4.260% 01/10/2006	3,056,244	3,056,244

	Principal Amount	Market Value
Wells Fargo Eurodollar Time Deposit 4.270% 01/03/2006	$2,567,245	$2,567,245
Wells Fargo Eurodollar Time Deposit 4.300% 01/18/2006	6,112,489	6,112,489
		144,559,776
Repurchase Agreement — 7.2%
Investors Bank & Trust Company Repurchase Agreement, dated 12/30/2005, 3.02%, due 01/03/2006(e)	42,876,209	42,876,209
TOTAL SHORT-TERM INVESTMENTS (At Amortized Cost)		187,435,985
TOTAL INVESTMENTS — 124.4% (Cost $604,266,688)(f)		738,351,655
Other Assets/ (Liabilities) — (24.4%)		(144,859,966)
NET ASSETS — 100.0%		$593,491,689

Notes to Portfolio of Investments

ADR - American Depository Receipt

REIT - Real Estate Investment Trust

(a)  Non-income producing security.

(b)  Denotes all or a portion of security on loan. (Note 2).

(c)  Amount represents shares owned of the fund.

(d)  Represents investments of security lending collateral. (Note 2).

(e)  Maturity value of $42,890,596. Collateralized by U.S. Government Agency obligations with a rate of 5.19%, maturity date of 08/01/2034, and an aggregate market value, including accrued interest, of $45,020,019.

(f)  See Note 6 for aggregate cost for Federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Company Growth Fund – Portfolio of Investments

December 31, 2005

	Number of Shares	Market Value
EQUITIES — 99.1%
COMMON STOCK
Advertising — 1.4%
Aquantive, Inc.(a) (b)	45,500	$1,148,420
Jupitermedia Corp.(a) (b)	44,900	663,622
Marchex, Inc. Cl. B(a) (b)	11,800	265,382
		2,077,424
Aerospace & Defense — 0.2%
MTC Technologies, Inc.(a)	10,900	298,442
Agribusiness — 0.8%
Delta & Pine Land Co.	53,150	1,222,981
Apparel, Textiles & Shoes — 2.2%
HOT Topic, Inc.(a) (b)	40,100	571,425
Maidenform Brands Inc.(a)	36,800	465,888
Quiksilver, Inc.(a)	104,100	1,440,744
Too, Inc.(a)	18,800	530,348
Volcom, Inc.(a)	5,600	190,456
		3,198,861
Banking, Savings & Loans — 2.7%
Bank of the Ozarks, Inc.	3,100	114,390
Cascade Bancorp	5,375	123,679
Commercial Capital Bancorp, Inc.	14,032	240,228
Encore Capital Group, Inc.(a) (b)	31,400	544,790
Euronet Worldwide, Inc.(a)	23,600	656,080
Glacier Bancorp, Inc.	3,635	109,232
SVB Financial Group(a) (b)	35,100	1,644,084
United PanAm Financial Corp.(a)	15,200	393,224
		3,825,707
Broadcasting, Publishing & Printing — 0.7%
Entravision Communications Corp. Cl. A(a)	72,825	518,514
Outdoor Channel Holdings, Inc.(a)	41,300	557,550
		1,076,064

	Number of Shares	Market Value
Building Materials & Construction — 0.2%
Comfort Systems USA, Inc.	15,600	$143,520
Emcor Group, Inc.(a)	2,000	135,060
		278,580
Chemicals — 2.0%
Applied Films Corp.(a)	54,250	1,126,772
SurModics, Inc.(a) (b)	18,050	667,669
Symyx Technologies, Inc.(a)	41,800	1,140,722
		2,935,163
Commercial Services — 8.2%
American Ecology Corp.	11,400	164,502
Corrections Corp. of America(a)	28,100	1,263,657
Decode Genetics, Inc.(a) (b)	106,375	878,657
Duratek, Inc.(a)	60,650	905,504
Global Payments, Inc.	36,600	1,705,926
Heartland Payment Systems, Inc.(a)	16,300	353,058
Internet Capital Group, Inc.(a)	51,750	425,385
iPayment, Inc.(a)	4,200	174,384
Kosan Biosciences, Inc.(a)	23,000	102,120
Labor Ready, Inc.(a)	3,100	64,542
Lionbridge Technologies, Inc.(a)	50,200	352,404
Navigant Consulting, Inc.(a)	13,200	290,136
Online Resources Corp.(a)	22,700	250,835
Per-Se Technologies, Inc.(a)	26,375	616,120
Resources Connection, Inc.(a)	35,050	913,403
Strayer Education, Inc.(b)	5,100	477,870
Waste Connections, Inc.(a)	49,850	1,717,831
Wind River Systems, Inc.(a)	66,200	977,774
World Fuel Services Corp.	4,200	141,624
		11,775,732
Communications — 4.8%
Harmonic, Inc.(a)	88,400	428,740
McData Corp. Cl. A(a)	302,575	1,149,785
Plantronics, Inc.	30,900	874,470
Polycom, Inc.(a)	172,600	2,640,780
SBA Communications Corp.(a)	33,700	603,230
Tekelec(a)	79,325	1,102,617
Viasat, Inc.(a)	2,800	74,844
		6,874,466

	Number of Shares	Market Value
Computer & Data Processing Services — 0.5%
Digimarc Corp.(a)	112,300	$662,570
Computer Integrated Systems Design — 2.1%
Digital Insight Corp.(a)	7,300	233,746
Eclipsys Corp.(a)	40,950	775,183
Mentor Graphics Corp.(a)	62,000	641,080
RadiSys Corp.(a)	78,000	1,352,520
		3,002,529
Computer Related Services — 1.3%
eCollege.com, Inc.(a)	23,700	427,311
Identix, Inc.(a)	129,100	646,791
NetFlix, Inc.(a) (b)	30,900	836,154
		1,910,256
Computers & Information — 4.0%
Emulex Corp.(a) (b)	27,200	538,288
Immersion Corp.(a)	179,400	1,182,246
Komag, Inc.(a) (b)	14,900	516,434
Maxtor Corp.(a)	319,700	2,218,718
Rackable Systems, Inc.(a)	16,800	478,464
Solectron Corp.(a)	222,300	813,618
		5,747,768
Data Processing & Preparation — 2.5%
Factset Research Systems, Inc.(b)	50,700	2,086,812
HomeStore, Inc.(a)	217,900	1,111,290
Netsmart Technologies, Inc.(a) (b)	34,900	440,089
		3,638,191
Electrical Equipment & Electronics — 13.7%
Active Power, Inc.(a)	40,700	156,695
Advanced Energy Industries, Inc.(a)	67,325	796,455
Altera Corp.(a) (b)	124,400	2,305,132
ATMI, Inc.(a) (b)	17,150	479,685
Credence Systems Corp.(a)	152,400	1,060,704
Cymer, Inc.(a)	11,800	419,018
Dolby Laboratories, Inc. Cl. A(a)	57,500	980,375
DRS Technologies, Inc.	1,100	56,562
EMS Technologies, Inc.(a)	60,700	1,074,390
Genesis Microchip, Inc.(a)	35,600	644,004
Gentex Corp.	12,380	241,410
Integrated Device Technology, Inc.(a)	119,500	1,575,010
Ixia(a)	46,125	681,727
Lattice Semiconductor Corp.(a)	367,700	1,588,464

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Company Growth Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Littelfuse, Inc.(a)	11,935	$325,229
Photon Dynamics, Inc.(a)	32,400	592,272
Pixelworks, Inc.(a)	175,200	890,016
PLX Technology, Inc.(a)	75,712	651,123
Rudolph Technologies, Inc.(a) (b)	48,300	622,104
Skyworks Solutions, Inc.(a)	201,300	1,024,617
STATS ChipPAC Ltd. ADR (Singapore)(a) (b)	61,826	420,417
Triquint Semiconductor, Inc.(a)	282,000	1,254,900
Ultra Clean Holdings(a)	50,800	366,268
Universal Display Corp.(a) (b)	5,100	53,601
Universal Electronics, Inc.(a)	86,575	1,491,687
		19,751,865
Energy — 4.9%
Atwood Oceanics, Inc.(a)	7,600	593,028
Core Laboratories NV(a)	19,425	725,718
Hercules Offshore, Inc.(a)	7,900	224,439
KCS Energy, Inc.(a)	21,300	515,886
Patterson-UTI Energy, Inc.	48,950	1,612,903
TETRA Technologies, Inc.(a)	25,112	766,418
Union Drilling, Inc.(a)	31,400	456,242
Unit Corp.(a)	40,200	2,212,206
		7,106,840
Entertainment & Leisure — 2.2%
Macrovision Corp.(a)	10,700	179,011
Nevada Gold & Casinos, Inc.(a)	28,200	292,998
SCP Pool Corp.	29,125	1,084,033
Shuffle Master, Inc.(a) (b)	62,950	1,582,563
		3,138,605
Financial Services — 2.1%
BankAtlantic Bancorp, Inc. Cl. A	18,625	260,750
E*TRADE Financial Corp.(a)	15,400	321,244
Greenhill & Co., Inc.(b)	18,200	1,022,112
Morningstar Inc.(a)	10,700	370,648
Mortgageit Holdings Inc. REIT	16,800	229,488
NorthStar Realty Finance Corp. REIT	31,700	323,023
Primus Guaranty, Ltd.(a)	22,555	294,343
Saxon Capital, Inc. REIT	24,700	279,851
		3,101,459

	Number of Shares	Market Value
Healthcare — 2.8%
Alliance Imaging, Inc.(a)	73,700	$438,515
American Healthways, Inc.(a) (b)	33,100	1,497,775
Horizon Health Corp.(a)	57,100	1,292,173
LifePoint Hospitals, Inc.(a)	10,400	390,000
PainCare Holdings, Inc.(a)	125,800	410,108
		4,028,571
Heavy Machinery — 1.2%
Bucyrus International, Inc. Cl. A(b)	21,550	1,135,685
Hydril(a)	8,400	525,840
		1,661,525
Home Construction, Furnishings & Appliances — 1.7%
Meritage Homes Corp.(a)	14,000	880,880
Miller (Herman), Inc.	36,800	1,037,392
Tempur-Pedic International, Inc.(a) (b)	46,250	531,875
		2,450,147
Information Retrieval Services — 0.5%
Audible, Inc.(a) (b)	23,300	299,172
Avocent Corp.(a)	15,175	412,608
DealerTrack Holdings, Inc.(a)	2,000	41,960
		753,740
Insurance — 2.4%
Centene Corp.(a)	97,475	2,562,618
Philadelphia Consolidated Holding Corp.(a)	8,850	855,707
		3,418,325
Lodging — 0.5%
Vail Resorts, Inc.(a) (b)	20,550	678,767
Machinery & Components — 1.8%
Actuant Corp. Cl. A	24,000	1,339,200
Brooks Automation, Inc.(a) (b)	102,400	1,283,072
		2,622,272
Medical Supplies — 6.8%
Advanced Medical Optics, Inc.(a)	9,300	388,740
American Medical Systems Holdings, Inc.(a) (b)	84,800	1,511,984
Arrow International, Inc.	18,075	523,994
ArthoCare Corp.(a) (b)	14,900	627,886
AtriCure, Inc.(a)	10,700	113,955
Cyberonics, Inc.(a) (b)	15,700	507,110
DJ Orthopedics, Inc.(a)	23,800	656,404
FEI Co.(a) (b)	38,700	741,879

	Number of Shares	Market Value
Ista Pharmaceuticals, Inc.(a)	42,100	$267,756
Langer, Inc.(a)	29,800	154,960
Oyo Geospace Corp.(a)	34,650	986,139
PSS World Medical, Inc.(a)	66,200	982,408
Respironics, Inc.(a)	49,800	1,846,086
Thoratec Corp.(a) (b)	24,975	516,733
		9,826,034
Metals & Mining — 2.9%
Aleris International, Inc.(a)	89,700	2,891,928
General Cable Corp.(a)	67,300	1,325,810
		4,217,738
Pharmaceuticals — 9.3%
Alkermes, Inc.(a) (b)	47,400	906,288
Ariad Pharmaceuticals, Inc.(a)	88,425	517,286
BioScrip, Inc.(a)	49,100	370,214
Cell Genesys, Inc.(a) (b)	140,700	834,351
Cephalon, Inc.(a) (b)	48,300	3,126,942
Connetics Corp.(a) (b)	26,650	385,093
Cubist Pharmaceuticals, Inc.(a)	54,700	1,162,375
Dendreon Corp.(a) (b)	55,525	300,946
Discovery Laboratories, Inc.(a)	17,154	114,589
Durect Corp.(a) (b)	19,600	99,372
Isis Pharmaceuticals, Inc.(a) (b)	55,600	291,344
Medarex, Inc.(a) (b)	108,100	1,497,185
Medicis Pharmaceutical Corp. Cl. A(b)	25,175	806,859
Neose Technologies, Inc.(a)	45,200	87,236
OraSure Technologies, Inc.(a)	39,300	346,626
Panacos Pharmaceuticals, Inc.(a)	16,800	116,424
Par Pharmaceutical Cos., Inc.(a) (b)	12,900	404,286
Taro Pharmaceutical Industries Ltd.(a) (b)	33,700	470,789
Telik, Inc.(a) (b)	64,600	1,097,554
Third Wave Technologies, Inc.(a)	78,900	235,122
Transgenomic, Inc.(a)	121,800	127,890
Vasogen, Inc.(a) (b)	48,800	100,040
		13,398,811
Prepackaged Software — 4.1%
Advent Software, Inc.(a)	21,600	624,456
Ansys, Inc.(a)	42,300	1,805,787
Datastream Systems, Inc.(a)	167,525	1,449,091

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Company Growth Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Open Solutions, Inc.(a) (b)	14,900	$341,508
Red Hat, Inc.(a) (b)	18,800	512,112
THQ, Inc.(a) (b)	32,500	775,125
TradeStation Group, Inc.(a)	37,900	469,202
		5,977,281
Restaurants — 2.2%
Buffalo Wild Wings, Inc.(a) (b)	6,200	205,902
McCormick & Schmick's Seafood Restaurants, Inc.(a)	38,300	865,963
Red Robin Gourmet Burgers, Inc.(a) (b)	40,900	2,084,264
		3,156,129
Retail — 6.4%
A.C. Moore Arts & Crafts, Inc.(a) (b)	24,150	351,383
Blue Nile, Inc.(a) (b)	21,250	856,588
Build-A-Bear Workshop, Inc.(a) (b)	29,450	872,898
Cabela's, Inc. Cl. A(a) (b)	44,000	730,400
Cash America International, Inc.	59,675	1,383,863
Genesco, Inc.(a) (b)	55,075	2,136,359
Golf Galaxy, Inc.(a)	18,700	358,105
GSI Commerce, Inc.(a) (b)	33,700	508,533
Knoll, Inc.	54,200	927,362
Marvel Entertainment, Inc.(a) (b)	28,650	469,287
Tractor Supply Co.(a)	11,200	592,928
		9,187,706
Telephone Utilities — 0.0%
Mastec, Inc.(a)	4,500	47,115
TOTAL EQUITIES (Cost $137,069,755)		143,047,664
	Principal Amount
SHORT-TERM INVESTMENTS — 27.6%
Cash Equivalents — 26.3%(d)
Abbey National PLC Eurodollar Time Deposit 4.290% 01/11/2006	$803,299	803,299
American Beacon Money Market Fund(c)	345,418	345,418

	Principal Amount	Market Value
Bank of America 4.230% 01/20/2006	$843,464	$843,464
Bank of America 4.270% 01/17/2006	618,100	618,100
Bank of Montreal Eurodollar Time Deposit 4.300% 01/19/2006	1,606,598	1,606,598
Bank of Nova Scotia Eurodollar Time Deposit 4.250% 01/27/2006	803,299	803,299
Barclays 4.313% 01/17/2006	824,796	824,796
Barclays Eurodollar Time Deposit 4.300% 01/31/2006	803,299	803,299
Barclays Eurodollar Time Deposit 4.410% 02/27/2006	401,650	401,650
BGI Institutional Money Market Fund(c)	1,285,279	1,285,279
Branch Banker & Trust Eurodollar Time Deposit 4.260% 01/11/2006	401,650	401,650
Calyon Eurodollar Time Deposit 4.335% 02/06/2006	803,299	803,299
Dexia Group Eurodollar Time Deposit 4.230% 01/20/2006	803,299	803,299
Dexia Group Eurodollar Time Deposit 4.265% 01/27/2006	803,299	803,299
Federal Home Loan Bank Discount Note 4.186% 01/25/2006	479,839	479,839
First Tennessee National Corp. Eurodollar Time Deposit 4.290% 01/13/2006	1,606,598	1,606,598
Fortis Bank Eurodollar Time Deposit 4.280% 01/12/2006	803,299	803,299
Fortis Bank Eurodollar Time Deposit 4.300% 01/04/2006	803,299	803,299
Fortis Bank Eurodollar Time Deposit 4.350% 01/03/2006	803,299	803,299
Freddie Mac Discount Note 4.234% 01/30/2006	645,086	645,086

	Principal Amount	Market Value
General Electric Capital Corp. 4.274% 01/23/2006	$1,597,494	$1,597,494
Goldman Sachs Financial Square Prime Obligations Money Market Fund(c)	589,402	589,402
Merrimac Cash Fund, Premium Class(c)	128,528	128,528
Morgan Stanley Dean Witter & Co. 4.330% 01/13/2006	1,606,597	1,606,597
National Australia Bank Eurodollar Time Deposit 4.156% 01/03/2006	2,618,435	2,618,435
Rabobank Nederland Eurodollar Time Deposit 4.150% 01/03/2006	1,044,288	1,044,288
Rabobank Nederland Eurodollar Time Deposit 4.210% 01/19/2006	1,285,279	1,285,279
Royal Bank of Canada Eurodollar Time Deposit 4.220% 01/20/2006	401,650	401,650
Royal Bank of Canada Eurodollar Time Deposit 4.250% 01/24/2006	803,299	803,299
Royal Bank of Scotland Eurodollar Time Deposit 4.250% 01/23/2006	803,299	803,299
Royal Bank of Scotland Eurodollar Time Deposit 4.300% 01/31/2006	1,204,949	1,204,949
Skandinaviska Enskilda Banken AB Eurodollar Time Deposit 4.230% 01/03/2006	401,650	401,650
Skandinaviska Enskilda Banken AB Eurodollar Time Deposit 4.300% 01/17/2006	1,124,618	1,124,618
Societe Generale Eurodollar Time Deposit 4.280% 01/30/2006	803,299	803,299
Societe Generale Eurodollar Time Deposit 4.280% 01/31/2006	803,299	803,299
Svenska Handlesbanken Eurodollar Time Deposit 4.100% 01/03/2006	916,740	916,740
The Bank of the West Eurodollar Time Deposit 4.290% 01/25/2006	1,285,279	1,285,279

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Company Growth Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Toronto Dominion Bank Eurodollar Time Deposit 4.300% 01/23/2006	$803,299	$803,299
UBS AG Eurodollar Time Deposit 4.255% 01/18/2006	401,650	401,650
UBS AG Eurodollar Time Deposit 4.260% 01/10/2006	803,299	803,299
Wells Fargo Eurodollar Time Deposit 4.270% 01/03/2006	674,771	674,771
Wells Fargo Eurodollar Time Deposit 4.300% 01/18/2006	1,606,597	1,606,597
		37,995,890
Repurchase Agreement — 1.3%
Investors Bank & Trust Company Repurchase Agreement, dated 12/30/2005, 3.02%, due 01/03/2006(e)	1,806,844	1,806,844
TOTAL SHORT-TERM INVESTMENTS (At Amortized Cost)		39,802,734
TOTAL INVESTMENTS — 126.7% (Cost $176,872,489)(f)		182,850,398
Other Assets/ (Liabilities) — (26.7%)		(38,504,572)
NET ASSETS — 100.0%		$144,345,826

Notes to Portfolio of Investments

ADR - American Depository Receipt

REIT - Real Estate Investment Trust

(a)  Non-income producing security.

(b)  Denotes all or a portion of security on loan. (Note 2).

(c)  Amount represents shares owned of the fund.

(d)  Represents investments of security lending collateral. (Note 2).

(e)  Maturity value of $1,807,451. Collateralized by U.S. Government Agency Obligation with a rate of 8.125%, maturity date of 06/25/2014, and an aggregate market value, including accrued interest, of $1,897,187.

(f)  See Note 6 for aggregate cost for Federal tax purposes.

The remainder of this page is intentionally left blank.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Emerging Growth Fund – Portfolio of Investments

December 31, 2005

	Number of Shares	Market Value
EQUITIES — 99.0%
COMMON STOCK
Advertising — 2.6%
Aquantive, Inc.(a) (b)	53,790	$1,357,660
Marchex, Inc. Cl. B(a) (b)	34,140	767,809
Valueclick, Inc.(a) (b)	64,438	1,166,972
Ventiv Health, Inc.(a)	100	2,362
		3,294,803
Air Transportation — 0.6%
Copa Holdings SA Cl. A(a)	210	5,733
JetBlue Airways Corp.(a) (b)	51,540	792,685
		798,418
Apparel, Textiles & Shoes — 1.4%
bebe stores, Inc.	30,910	433,667
Steven Madden Ltd.(a)	17,080	499,248
Volcom, Inc.(a)	24,250	824,742
		1,757,657
Banking, Savings & Loans — 3.1%
Euronet Worldwide, Inc.(a)	52,595	1,462,141
PrivateBancorp, Inc.	37,101	1,319,683
SVB Financial Group(a) (b)	23,140	1,083,878
		3,865,702
Beverages — 0.6%
Peet's Coffee & Tea, Inc.(a) (b)	24,410	740,843
Building Materials & Construction — 1.2%
Chemed Corp.	12,570	624,478
Merge Technologies, Inc.(a) (b)	35,070	878,153
		1,502,631
Commercial Services — 12.9%
AMN Healthcare Services, Inc.(a)	77,770	1,538,291
Bright Horizons Family Solutions, Inc.(a)	45,670	1,692,073
Ctrip.com International Ltd. ADR (China)(a)	16,100	929,775
eResearch Technology, Inc.(a)	82,780	1,249,978
FTI Consulting, Inc.(a) (b)	27,640	758,442
Global Payments, Inc.	19,660	916,353
Huron Consulting Group, Inc.(a)	24,422	585,884
Keryx Biopharmaceuticals(a)	33,210	486,194

	Number of Shares	Market Value
Lifecell Corp.(a)	58,510	$1,115,786
MPS Group, Inc.(a)	26,840	366,903
Navigant Consulting, Inc.(a)	56,550	1,242,969
Portfolio Recovery Associates, Inc.(a) (b)	29,860	1,386,698
Resources Connection, Inc.(a)	35,140	915,748
Universal Technical Institute, Inc.(a)	46,130	1,427,262
WebSideStory, Inc.(a)	48,140	872,778
Wind River Systems, Inc.(a)	56,000	827,120
		16,312,254
Communications — 3.0%
AudioCodes Ltd.(a) (b)	88,720	984,792
Lifeline Systems, Inc.(a)	29,296	1,071,062
Nice Systems Ltd. ADR (Israel)(a)	14,510	698,802
Openwave Systems, Inc.(a) (b)	61,170	1,068,640
		3,823,296
Computer & Other Data Processing Service — 0.2%
Health Grades, Inc.(a)	43,620	273,497
Patni Computer Systems Ltd. ADR (India)(a)	210	4,868
		278,365
Computer Integrated Systems Design — 1.6%
Blue Coat Systems, Inc.(a)	3,500	160,020
Cogent, Inc.(a) (b)	27,670	627,556
Optimal Robotics Corp. Cl. A(a)	23,690	479,959
TALX Corp.	11,740	536,635
Vasco Data Security International, Inc.(a) (b)	16,470	162,394
		1,966,564
Computer Programming Services — 0.4%
WiderThan Co. Ltd. ADR (South Korea)(a)	30,480	461,772
Computer Related Services — 1.3%
CNET Networks, Inc.(a)	44,690	656,496
eCollege.com, Inc.(a) (b)	26,800	483,204
LivePerson, Inc.(a)	9,600	53,856
NetFlix, Inc.(a) (b)	16,250	439,725
		1,633,281

	Number of Shares	Market Value
Computers & Information — 4.7%
Micros Systems, Inc.(a)	18,697	$903,439
M-Systems Flash Disk Pioneers Ltd.(a) (b)	86,770	2,873,822
Redback Networks, Inc.(a)	88,760	1,247,966
Scientific Games Corp. Cl. A(a)	31,500	859,320
		5,884,547
Data Processing & Preparation — 1.1%
Linktone Limited ADR (China)(a)	77,500	806,000
Tom Online, Inc. ADR (China)(a) (b)	29,600	586,672
		1,392,672
Electric Utilities — 0.0%
Suntech Power Holdings Co. Ltd. ADR (China)(a) (b)	490	13,352
Electrical Equipment & Electronics — 8.9%
Advanced Analogic Technologies, Inc.(a)	29,820	413,007
Ceradyne, Inc.(a) (b)	8,040	352,152
DRS Technologies, Inc.	24,950	1,282,929
Energy Conversion Devices, Inc.(a) (b)	11,750	478,812
Genesis Microchip, Inc.(a)	26,050	471,244
Ixia(a)	81,992	1,211,842
Netlogic Microsystems, Inc.(a) (b)	50,060	1,363,634
O2Micro International Ltd. ADR (Cayman Islands)(a)	122,140	1,243,385
Photon Dynamics, Inc.(a)	55,310	1,011,067
Portalplayer, Inc.(a) (b)	28,820	816,182
Silicon Motion Technology Corp. ADR (Taiwan)(a)	7,300	87,600
SiRF Technology Holdings, Inc.(a)	9,090	270,882
SunPower Corp. Cl. A(a) (b)	1,370	46,566
Trident Microsystems, Inc.(a) (b)	48,210	867,780
Virage Logic Corp.(a)	75,620	747,126
Volterra Semiconductor Corp.(a) (b)	34,530	517,950
		11,182,158

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Select Emerging Growth Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Energy — 1.9%
Cal Dive International, Inc.(a) (b)	29,300	$1,051,577
Unit Corp.(a)	24,940	1,372,448
		2,424,025
Financial Services — 5.4%
Affiliated Managers Group, Inc.(a) (b)	20,010	1,605,802
Boston Private Financial Holdings, Inc.	37,400	1,137,708
East West Bancorp, Inc.(b)	19,981	729,107
GFI Group, Inc.(a)	19,040	903,067
Greenhill & Co., Inc.	4,690	263,390
IntercontinentalExchange, Inc.(a)	4,280	155,578
Investment Technology Group, Inc.(a)	19,980	708,091
Lazard Ltd. Cl. A	25,620	817,278
optionsXpress Holdings, Inc.	18,960	465,468
		6,785,489
Foods — 0.6%
United Natural Foods, Inc.(a)	30,000	792,000
Healthcare — 6.1%
Allscripts Healthcare Solutions, Inc.(a) (b)	20,500	274,700
American Healthways, Inc.(a) (b)	19,720	892,330
Hythiam, Inc.(a) (b)	44,930	276,319
LCA-Vision, Inc.	26,750	1,270,892
Matria Healthcare, Inc.(a)	35,875	1,390,515
Option Care, Inc.	52,585	702,536
Radiation Therapy Services, Inc.(a) (b)	34,150	1,205,836
Sunrise Senior Living, Inc.(a) (b)	14,700	495,537
United Surgical Partners International, Inc.(a)	38,295	1,231,184
		7,739,849
Heavy Machinery — 1.9%
Dril-Quip, Inc.(a)	25,120	1,185,664
Hydril(a)	19,920	1,246,992
		2,432,656
Home Construction, Furnishings & Appliances — 0.5%
Select Comfort Corp.(a)	24,350	665,973

	Number of Shares	Market Value
Information Retrieval Services — 1.7%
Bankrate, Inc.(a) (b)	12,720	$375,494
Digital River, Inc.(a) (b)	44,010	1,308,857
Infospace, Inc.(a)	15,937	411,493
		2,095,844
Insurance — 1.9%
Centene Corp.(a)	52,270	1,374,178
Tower Group, Inc.	46,157	1,014,531
		2,388,709
Internet Software — 1.0%
Opsware, Inc.(a)	9,030	61,314
WebEx Communications, Inc.(a) (b)	54,636	1,181,777
		1,243,091
Lodging — 0.5%
Four Seasons Hotels, Inc.(b)	12,220	607,945
Machinery & Components — 2.0%
Grant Prideco, Inc.(a)	33,370	1,472,284
Ultratech, Inc.(a)	61,890	1,016,234
		2,488,518
Medical Supplies — 8.8%
AngioDynamics, Inc.(a)	3,300	84,249
Armor Holdings, Inc.(a) (b)	26,540	1,131,931
Hologic, Inc.(a)	21,220	804,662
I-Flow Corp.(a) (b)	74,620	1,090,944
Illumina, Inc.(a)	63,030	888,723
Immucor, Inc.(a)	39,730	928,093
Intermagnetics General Corp.(a)	4,200	133,980
Intralase Corp.(a) (b)	49,860	889,004
Kyphon, Inc.(a) (b)	28,130	1,148,548
NuVasive, Inc.(a) (b)	63,980	1,158,038
SonoSite, Inc.(a) (b)	9,450	330,845
Syneron Medical Ltd.(a) (b)	27,990	888,683
Ventana Medical Systems, Inc.(a)	11,720	496,342
Viasys Healthcare, Inc.(a)	3,680	94,576
Vital Images, Inc.(a)	42,400	1,108,760
		11,177,378
Pharmaceuticals — 3.7%
Adeza Biomedical Corp.(a)	14,000	294,700
Angiotech Pharmaceuticals, Inc.(a)	35,900	472,085
Atherogenics, Inc.(a) (b)	43,155	863,532
First Horizon Pharmaceutical Corp.(a) (b)	31,770	548,033

	Number of Shares	Market Value
NitroMed, Inc.(a) (b)	35,070	$489,227
Salix Pharmaceuticals Ltd.(a)	59,330	1,043,021
ViroPharma, Inc.(a)	53,280	988,344
		4,698,942
Prepackaged Software — 6.9%
Epicor Software Corp.(a)	25,240	356,641
Informatica Corp.(a)	83,940	1,007,280
Kenexa Corp.(a)	4,000	84,400
MicroStrategy, Inc. Cl. A(a) (b)	19,420	1,606,811
Quest Software, Inc.(a)	68,070	993,141
Red Hat, Inc.(a) (b)	9,250	251,970
Retalix Ltd.(a) (b)	17,650	431,719
RightNow Technologies, Inc.(a)	45,040	831,438
Taleo Corp., Cl. A(a)	40,420	536,778
THQ, Inc.(a) (b)	44,140	1,052,739
Ultimate Software Group, Inc.(a)	31,340	597,654
Witness Systems, Inc.(a)	49,650	976,616
		8,727,187
Restaurants — 2.9%
California Pizza Kitchen, Inc.(a)	64,398	2,058,804
P.F. Chang's China Bistro, Inc.(a) (b)	8,848	439,126
Texas Roadhouse, Inc. Cl. A(a)	76,530	1,190,042
		3,687,972
Retail — 4.1%
Build-A-Bear Workshop, Inc.(a) (b)	20,640	611,770
Coldwater Creek, Inc.(a)	28,860	881,096
GSI Commerce, Inc.(a) (b)	71,053	1,072,190
Hibbett Sporting Goods, Inc.(a)	33,973	967,551
Zumiez, Inc.(a) (b)	37,530	1,622,047
		5,154,654
Telephone Utilities — 3.4%
ADTRAN, Inc.	16,650	495,171
Equinix, Inc.(a) (b)	32,810	1,337,336
j2 Global Communications, Inc.(a) (b)	40,386	1,726,098
NeuStar, Inc. Cl. A(a)	25,710	783,898
		4,342,503
Transportation — 2.1%
American Commercial Lines, Inc.(a)	4,050	122,675

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Select Emerging Growth Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Hornbeck Offshore Services, Inc.(a)	41,530	$1,358,031
UTI Worldwide, Inc.	12,706	1,179,625
		2,660,331
TOTAL EQUITIES (Cost $112,331,197)		125,021,381
	Principal Amount
SHORT-TERM INVESTMENTS — 33.4%
Cash Equivalents — 31.5%(d)
Abbey National PLC Eurodollar Time Deposit 4.290% 01/11/2006	$839,881	839,881
American Beacon Money Market Fund(c)	361,147	361,147
Bank of America 4.230% 01/20/2006	881,870	881,870
Bank of America 4.270% 01/17/2006	646,245	646,245
Bank of Montreal Eurodollar Time Deposit 4.300% 01/19/2006	1,679,753	1,679,753
Bank of Nova Scotia Eurodollar Time Deposit 4.250% 01/27/2006	839,876	839,876
Barclays 4.313% 01/17/2006	862,352	862,352
Barclays Eurodollar Time Deposit 4.300% 01/31/2006	839,876	839,876
Barclays Eurodollar Time Deposit 4.410% 02/27/2006	419,938	419,938
BGI Institutional Money Market Fund(c)	1,343,802	1,343,802
Branch Banker & Trust Eurodollar Time Deposit 4.260% 01/11/2006	419,938	419,938
Calyon Eurodollar Time Deposit 4.335% 02/06/2006	839,876	839,876
Dexia Group Eurodollar Time Deposit 4.230% 01/20/2006	839,876	839,876
Dexia Group Eurodollar Time Deposit 4.265% 01/27/2006	839,876	839,876
Federal Home Loan Bank Discount Note 4.186% 01/25/2006	501,688	501,688
First Tennessee National Corp. Eurodollar Time Deposit 4.290% 01/13/2006	1,679,753	1,679,753

	Principal Amount	Market Value
Fortis Bank Eurodollar Time Deposit 4.280% 01/12/2006	$839,876	$839,876
Fortis Bank Eurodollar Time Deposit 4.300% 01/04/2006	839,876	839,876
Fortis Bank Eurodollar Time Deposit 4.350% 01/03/2006	839,876	839,876
Freddie Mac Discount Note 4.234% 01/30/2006	674,459	674,459
General Electric Capital Corp. 4.274% 01/23/2006	1,670,234	1,670,234
Goldman Sachs Financial Square Prime Obligations Money Market Fund(c)	616,240	616,240
Merrimac Cash Fund, Premium Class(c)	134,380	134,380
Morgan Stanley Dean Witter & Co. 4.330% 01/13/2006	1,679,753	1,679,753
National Australia Bank Eurodollar Time Deposit 4.156% 01/03/2006	2,737,663	2,737,663
Rabobank Nederland Eurodollar Time Deposit 4.150% 01/03/2006	1,091,839	1,091,839
Rabobank Nederland Eurodollar Time Deposit 4.210% 01/19/2006	1,343,802	1,343,802
Royal Bank of Canada Eurodollar Time Deposit 4.220% 01/20/2006	419,938	419,938
Royal Bank of Canada Eurodollar Time Deposit 4.250% 01/24/2006	839,876	839,876
Royal Bank of Scotland Eurodollar Time Deposit 4.250% 01/23/2006	839,876	839,876
Royal Bank of Scotland Eurodollar Time Deposit 4.300% 01/31/2006	1,259,814	1,259,814
Skandinaviska Enskilda Banken AB Eurodollar Time Deposit 4.230% 01/03/2006	419,938	419,938
Skandinaviska Enskilda Banken AB Eurodollar Time Deposit 4.300% 01/17/2006	1,175,827	1,175,827
Societe Generale Eurodollar Time Deposit 4.280% 01/30/2006	839,876	839,876

	Principal Amount	Market Value
Societe Generale Eurodollar Time Deposit 4.280% 01/31/2006	$839,876	$839,876
Svenska Handlesbanken Eurodollar Time Deposit 4.100% 01/03/2006	958,483	958,483
The Bank of the West Eurodollar Time Deposit 4.290% 01/25/2006	1,343,802	1,343,802
Toronto Dominion Bank Eurodollar Time Deposit 4.300% 01/23/2006	839,876	839,876
UBS AG Eurodollar Time Deposit 4.255% 01/18/2006	419,938	419,938
UBS AG Eurodollar Time Deposit 4.260% 01/10/2006	839,876	839,876
Wells Fargo Eurodollar Time Deposit 4.270% 01/03/2006	705,496	705,496
Wells Fargo Eurodollar Time Deposit 4.300% 01/18/2006	1,679,753	1,679,753
		39,725,990
Repurchase Agreement — 1.9%
Investors Bank & Trust Company Repurchase Agreement, dated 12/30/2005, 3.02%, due 01/03/2006(e)	2,429,266	2,429,266
TOTAL SHORT-TERM INVESTMENTS (At Amortized Cost)		42,155,256
TOTAL INVESTMENTS — 132.4% (Cost $154,486,453)(f)		167,176,637
Other Assets/ (Liabilities) — (32.4%)		(40,925,332)
NET ASSETS — 100.0%		$126,251,305

Notes to Portfolio of Investments

ADR - American Depository Receipt

(a)  Non-income producing security.

(b)  Denotes all or a portion of security on loan. (Note 2).

(c)  Amount represents shares owned of the fund.

(d)  Represents investments of security lending collateral. (Note 2).

(e)  Maturity value of $2,430,081. Collateralized by U.S. Government Agency obligations with a rate of 7.625%, maturity date of 11/25/2016, and an aggregate market value, including accrued interest, of $2,550,729.

(f)  See Note 6 for aggregate cost for Federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Overseas Fund – Portfolio of Investments

December 31, 2005

	Number of Shares	Market Value
EQUITIES — 96.5%
COMMON STOCK
Advertising — 1.1%
Publicis Groupe(a)	273,000	$9,498,528
Apparel, Textiles & Shoes — 1.0%
Chargeurs SA	18,058	384,631
Giordano International Limited	5,338,000	2,990,690
Next PLC	200,740	5,308,118
		8,683,439
Automotive & Parts — 4.4%
Bayerische Motoren Werke AG	315,000	13,818,803
Bridgestone Corp.(a)	269,000	5,668,693
Honda Motor Co., Limited	146,500	8,533,226
Toyota Motor Corp.	178,700	9,395,916
		37,416,638
Banking, Savings & Loans — 14.8%
Australia & New Zealand Banking Group Limited	483,300	8,472,663
Banco Bilbao Vizcaya Argentaria SA	67,660	1,206,973
Banco Bilbao Vizcaya Argentaria SA (FRA)	366,373	6,541,370
Banco Popolare di Verona e Novara Scrl	185,900	3,758,789
Bangkok Bank PCL	897,690	2,515,638
Bank Central Asia Tbk PT	5,850,500	2,018,508
Bank of Ireland	199,300	3,139,637
Bank of Ireland (GBP)	602,200	9,475,362
BNP Paribas SA	80,800	6,535,932
Chinatrust Financial Holding Co.	8,503,506	6,706,676
Credit Agricole SA	227,064	7,150,701
Credit Suisse Group	210,200	10,702,110
Erste Bank der oesterreichischen Sparkassen AG	108,453	6,015,678
Julius Baer Holding AG(a)	61,938	4,382,069
Kookmin Bank	116,000	8,676,162
Lloyds TSB Group PLC	962,000	8,106,563
OTP Bank Rt, GDR	61,347	3,994,021
Powszechna Kasa Oszczednosci Bank Polski SA	181,880	1,615,791
Shinsei Bank Limited	855,000	4,991,630

	Number of Shares	Market Value
UniCredito Italiano SpA	1,977,629	$13,619,268
United Overseas Bank Limited	685,000	6,027,167
		125,652,708
Beverages — 4.3%
Diageo PLC	1,339,837	19,458,438
Heineken Holding NV Cl. A	196,250	5,762,708
Heineken NV	32,250	1,021,675
Lotte Chilsung Beverage Co. Limited	5,830	5,649,452
Pernod-Ricard SA	27,865	4,860,619
		36,752,892
Broadcasting, Publishing & Printing — 5.3%
British Sky Broadcasting Group PLC	1,117,000	9,566,959
Gestevision Telecinco SA(b)	73,000	1,841,242
Grupo Televisa SA Sponsored ADR (Mexico)(a)	94,280	7,589,540
Johnston Press PLC	454,000	3,645,696
Reed Elsevier NV	15,140	211,398
Reed Elsevier NV (FRA)	186,023	2,592,881
Societe Television Francaise 1	177,960	4,936,606
Trinity Mirror PLC	673,000	6,652,449
Vivendi Universal SA	199,400	6,262,096
Yell Group PLC	172,138	1,591,579
		44,890,446
Chemicals — 6.3%
Air Liquide SA(a)	56,079	10,784,660
Akzo Nobel, Inc.	231,000	10,701,185
Givaudan SA Registered	11,900	8,055,011
Kaneka Corp.	220,000	2,672,051
Lonza Group AG Registered(a)	125,500	7,670,101
Nitto Denko Corp.	76,900	6,003,575
Syngenta AG(b)	62,000	7,705,368
		53,591,951
Commercial Services — 0.5%
Michael Page International PLC	980,800	4,570,230
Communications — 2.5%
SK Telecom Co. Limited	68,330	12,158,989
SK Telecom Co., Limited. ADR (South Korea)(a)	5,500	111,595

	Number of Shares	Market Value
Telefonaktiebolaget LM Ericsson Cl. B	698,960	$2,397,808
Vodafone Group PLC	2,973,000	6,436,428
		21,104,820
Computer & Other Data Processing Service — 0.2%
Business Objects SA(b)	49,448	1,998,513
Computer Related Services — 0.6%
Meitec Corp.	148,700	4,845,652
Computers & Information — 0.9%
Canon, Inc.(a)	125,500	7,416,532
Consumer Services — 1.5%
Hilton Group PLC	1,534,173	9,628,368
Veolia Environment	65,116	2,949,204
		12,577,572
Cosmetics & Personal Care — 3.4%
L'Oreal SA(a)	77,000	5,714,684
Reckitt Benckiser PLC	478,528	15,831,232
Uni-Charm Corp.	155,000	6,995,603
		28,541,519
Electric Utilities — 1.1%
E.ON AG	50,840	5,259,393
Iberdrola SA	138,163	3,773,700
		9,033,093
Electrical Equipment & Electronics — 4.5%
Koninklijke Philips Electronics NV	168,000	5,218,022
Omron Corp.	66,900	1,557,437
Ricoh Co. Limited	333,000	5,892,341
Samsung Electronics Co., Limited	20,408	13,145,968
Schneider Electric SA	140,384	12,512,195
		38,325,963
Electronics — 0.9%
Rohm Co. Limited	72,500	8,005,038
Energy — 3.2%
BG Group PLC	618,798	6,132,632
BP PLC	410,000	4,401,020
CNOOC Limited	9,762,000	6,626,507
Total SA	40,930	10,296,410
		27,456,569
Entertainment & Leisure — 0.9%
William Hill PLC	808,476	7,468,252

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Select Overseas Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Financial Services — 5.0%
Daiwa Securities Group, Inc.	794,000	$9,152,060
Deutsche Boerse AG	97,000	9,939,335
Euronext	235,000	12,233,627
UBS AG Registered	114,678	10,905,317
		42,230,339
Food Retailers — 0.0%
J Sainsbury PLC	641,000	6,410
Foods — 4.9%
Cadbury Schweppes PLC	894,000	8,467,789
Groupe Danone	18,485	1,940,115
Nestle SA	83,957	25,039,235
Tesco PLC	1,121,587	6,409,079
		41,856,218
Heavy Machinery — 0.4%
Atlas Copco AB Cl. A(a)	141,770	3,151,961
Household Products — 1.1%
Henkel KGaA	98,100	9,124,595
Industrial – Diversified — 0.2%
Enodis PLC(b)	777,300	1,735,923
Industrial Services — 1.1%
Asahi Glass Co. Limited	696,000	8,970,025
Insurance — 3.5%
Assicurazioni Generali SpA(a)	132,270	4,620,245
AXA SA	345,627	11,164,800
Hannover Rueckversicherungs AG(a)	106,000	3,755,940
QBE Insurance Group Limited	365,412	5,234,012
Swiss Reinsurance	66,770	4,882,538
		29,657,535
Manufacturing — 0.8%
Sandvik AB	138,280	6,424,878
Medical Supplies — 0.9%
Orbotech Limited(b)	39,100	937,227
Smith & Nephew PLC	527,968	4,873,491
Synthes, Inc.	15,933	1,786,823
		7,597,541
Metals & Mining — 0.2%
Cia Vale do Rio Doce ADR (Brazil)	45,920	1,889,149
Miscellaneous — 0.8%
LVMH Moet Hennessy Louis Vuitton SA	78,996	7,016,357

	Number of Shares	Market Value
Oil & Gas — 0.3%
Tokyo Gas Co. Limited	589,000	$2,646,953
Pharmaceuticals — 9.9%
AstraZeneca PLC	159,055	7,760,127
Chugai Pharmaceutical Co., Limited	84,500	1,830,584
GlaxoSmithKline PLC	843,400	21,353,150
Novartis AG	218,000	11,434,094
Roche Holding AG	86,212	12,929,696
Sanofi-Aventis	145,123	12,709,314
Schering AG	78,941	5,285,578
Takeda Pharmaceutical Co., Limited	196,900	10,681,420
		83,983,963
Prepackaged Software — 0.4%
Check Point Software Technologies Limited(b)	182,320	3,664,632
Real Estate — 0.0%
United Overseas Land Limited	56,100	84,770
Retail — 3.4%
Esprit Holdings Limited	549,000	3,909,523
Metro AG(a)	94,000	4,535,735
Signet Group PLC	6,087,000	11,281,988
The Swatch Group AG Cl. B	64,300	9,531,090
		29,258,336
Telecommunications — 1.4%
NTT DoCoMo, Inc.	7,600	11,696,149
Telephone Utilities — 1.6%
Fastweb(a) (b)	53,511	2,444,124
Hutchison Telecommunications International Ltd.(b)	4,428,000	6,376,621
Singapore Telecommunications Limited	3,118,000	4,884,012
		13,704,757
Tobacco — 0.7%
KT&G Corp.	133,000	5,921,589
Toys, Games — 0.7%
Nintendo Co., Limited	45,000	5,497,198
Transportation — 1.8%
Associated British Ports Holdings PLC	782,200	7,920,698
Canadian National Railway Co.	95,550	7,643,045
		15,563,743
TOTAL EQUITIES (Cost $704,017,459)		819,513,376

	Principal Amount	Market Value
SHORT-TERM INVESTMENTS — 10.7%
Cash Equivalents — 7.3%(d)
Abbey National PLC Eurodollar Time Deposit 4.290% 01/11/2006	$1,317,804	$1,317,816
American Beacon Money Market Fund(c)	566,656	566,656
Bank of America 4.230% 01/20/2006	1,383,695	1,383,695
Bank of America 4.270% 01/17/2006	1,013,988	1,013,988
Bank of Montreal Eurodollar Time Deposit 4.300% 01/19/2006	2,635,610	2,635,610
Bank of Nova Scotia Eurodollar Time Deposit 4.250% 01/27/2006	1,317,804	1,317,804
Barclays 4.313% 01/17/2006	1,353,070	1,353,070
Barclays Eurodollar Time Deposit 4.300% 01/31/2006	1,317,804	1,317,804
Barclays Eurodollar Time Deposit 4.410% 02/27/2006	658,903	658,903
BGI Institutional Money Market Fund(c)	2,108,487	2,108,487
Branch Banker & Trust Eurodollar Time Deposit 4.260% 01/11/2006	658,903	658,903
Calyon Eurodollar Time Deposit 4.335% 02/06/2006	1,317,804	1,317,804
Dexia Group Eurodollar Time Deposit 4.230% 01/20/2006	1,317,804	1,317,804
Dexia Group Eurodollar Time Deposit 4.265% 01/27/2006	1,317,804	1,317,804
Federal Home Loan Bank Discount Note 4.186% 01/25/2006	787,172	787,172
First Tennessee National Corp. Eurodollar Time Deposit 4.290% 01/13/2006	2,635,610	2,635,610
Fortis Bank Eurodollar Time Deposit 4.280% 01/12/2006	1,317,804	1,317,804
Fortis Bank Eurodollar Time Deposit 4.300% 01/04/2006	1,317,804	1,317,804

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Select Overseas Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Fortis Bank Eurodollar Time Deposit 4.350% 01/03/2006	$1,317,804	$1,317,804
Freddie Mac Discount Note 4.234% 01/30/2006	1,058,257	1,058,257
General Electric Capital Corp. 4.274% 01/23/2006	2,620,674	2,620,674
Goldman Sachs Financial Square Prime Obligations Money Market Fund(c)	966,909	966,909
Merrimac Cash Fund, Premium Class(c)	210,849	210,849
Morgan Stanley Dean Witter & Co. 4.330% 01/13/2006	2,635,610	2,635,610
National Australia Bank Eurodollar Time Deposit 4.156% 01/03/2006	4,295,520	4,295,520
Rabobank Nederland Eurodollar Time Deposit 4.150% 01/03/2006	1,713,146	1,713,146
Rabobank Nederland Eurodollar Time Deposit 4.210% 01/19/2006	2,108,487	2,108,487
Royal Bank of Canada Eurodollar Time Deposit 4.220% 01/20/2006	658,903	658,903
Royal Bank of Canada Eurodollar Time Deposit 4.250% 01/24/2006	1,317,804	1,317,804
Royal Bank of Scotland Eurodollar Time Deposit 4.250% 01/23/2006	1,317,804	1,317,804
Royal Bank of Scotland Eurodollar Time Deposit 4.300% 01/31/2006	1,976,707	1,976,707
Skandinaviska Enskilda Banken AB Eurodollar Time Deposit 4.230% 01/03/2006	658,903	658,903
Skandinaviska Enskilda Banken AB Eurodollar Time Deposit 4.300% 01/17/2006	1,844,927	1,844,927
Societe Generale Eurodollar Time Deposit 4.280% 01/30/2006	1,317,804	1,317,804
Societe Generale Eurodollar Time Deposit 4.280% 01/31/2006	1,317,804	1,317,804

	Principal Amount	Market Value
Svenska Handlesbanken Eurodollar Time Deposit 4.100% 01/03/2006	$1,503,904	$1,503,904
The Bank of the West Eurodollar Time Deposit 4.290% 01/25/2006	2,108,487	2,108,487
Toronto Dominion Bank Eurodollar Time Deposit 4.300% 01/23/2006	1,317,804	1,317,804
UBS AG Eurodollar Time Deposit 4.255% 01/18/2006	658,903	658,903
UBS AG Eurodollar Time Deposit 4.260% 01/10/2006	1,317,804	1,317,804
Wells Fargo Eurodollar Time Deposit 4.270% 01/03/2006	1,106,956	1,106,956
Wells Fargo Eurodollar Time Deposit 4.300% 01/18/2006	2,635,610	2,635,610
		62,331,918
Repurchase Agreement — 3.4%
Investors Bank & Trust Company Repurchase Agreement, dated 12/30/2005, 3.02%, due 01/03/2006(e)	29,101,738	29,101,738
TOTAL SHORT-TERM INVESTMENTS (At Amortized Cost)		91,433,656
TOTAL INVESTMENTS — 107.2% (Cost $795,451,115)(f)		910,947,032
Other Assets/ (Liabilities) — (7.2%)		(61,558,664)
NET ASSETS — 100.0%		$849,388,368

Notes to Portfolio of Investments

ADR - American Depository Receipt

GDR - Global Depository Receipt

(a)  Denotes all or a portion of security on loan. (Note 2).

(b)  Non-income producing security.

(c)  Amount represents shares owned of the fund.

(d)  Represents investments of security lending collateral. (Note 2).

(e)  Maturity value of $29,111,504. Collateralized by U.S. Government Agency obligations with a rate of 4.97%, maturity date of 01/15/2033, and an aggregate market value, including accrued interest, of $30,556,825.

(f)  See Note 6 for aggregate cost for Federal tax purposes.

Country Weightings Over 10% (% of Net Assets) on 12/31/05
United Kingdom	21.0%
Japan	14.4%
France	13.7%
Switzerland	13.3%

The accompanying notes are an integral part of the financial statements.

MassMutual Select Destination Retirement Income Fund – Portfolio of Investments

December 31, 2005

	Number of Shares	Market Value
MUTUAL FUNDS — 100.0%
Financial Services
MassMutual Premier Core Bond Fund, Class S	4,264,739	$45,547,414
MassMutual Premier Diversified Bond Fund, Class S	4,337,779	45,546,685
MassMutual Premier Inflation Protected Bond Fund, Class S	4,722,539	48,169,902
MassMutual Premier Money Market Fund, Class S	12,663,884	12,663,884
MassMutual Premier Short-Duration Bond Fund, Class S	3,802,968	37,991,653
MassMutual Premier Small Company Opportunities Fund, Class S	935,193	15,075,307
MassMutual Select Growth Equity Fund, Class S	2,156,890	17,621,789
MassMutual Select Large Cap Value Fund, Class S	1,555,224	17,667,341
MassMutual Select Overseas Fund, Class S	1,141,925	12,629,689
TOTAL MUTUAL FUNDS (Cost $255,346,705)(a)		252,913,664
TOTAL INVESTMENTS — 100.0%		252,913,664
Other Assets/ (Liabilities) — 0.0%		(85,355)
NET ASSETS — 100.0%		$252,828,309

Notes to Portfolio of Investments

(a)  See Note 6 for aggregate cost for Federal tax purposes.

The remainder of this page is intentionally left blank.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Destination Retirement 2010 Fund – Portfolio of Investments

December 31, 2005

	Number of Shares	Market Value
MUTUAL FUNDS — 100.1%
Financial Services
MassMutual Premier Core Bond Fund, Class S	1,527,367	$16,312,284
MassMutual Premier Diversified Bond Fund, Class S	1,553,526	16,312,023
MassMutual Premier Inflation Protected Bond Fund, Class S	1,602,306	16,343,519
MassMutual Premier Money Market Fund, Class S	5,442,509	5,442,509
MassMutual Premier Short-Duration Bond Fund, Class S	1,198,551	11,973,520
MassMutual Premier Small Company Opportunities Fund, Class S	401,915	6,478,866
MassMutual Select Fundamental Value Fund, Class S	483,783	5,418,368
MassMutual Select Growth Equity Fund, Class S	1,456,650	11,900,833
MassMutual Select Large Cap Value Fund, Class S	572,900	6,508,140
MassMutual Select Mid Cap Growth Equity II Fund, Class S	298,018	4,333,188
MassMutual Select Overseas Fund, Class S	687,065	7,598,942
		108,622,192
TOTAL MUTUAL FUNDS (Cost $110,248,160)(a)		108,622,192
TOTAL INVESTMENTS — 100.1%		108,622,192
Other Assets/ (Liabilities) — (0.1%)		(59,936)
NET ASSETS — 100.0%		$108,562,256

Notes to Portfolio of Investments

(a)  See Note 6 for aggregate cost for Federal tax purposes.

The remainder of this page is intentionally left blank.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Destination Retirement 2020 Fund – Portfolio of Investments

December 31, 2005

	Number of Shares	Market Value
MUTUAL FUNDS — 100.0%
Financial Services
MassMutual Premier Core Bond Fund, Class S	4,827,938	$51,562,379
MassMutual Premier Diversified Bond Fund, Class S	4,501,406	47,264,758
MassMutual Premier Inflation Protected Bond Fund, Class S	5,486,877	55,966,144
MassMutual Premier Short-Duration Bond Fund, Class S	2,583,110	25,805,268
MassMutual Premier Small Company Opportunities Fund, Class S	1,323,374	21,332,790
MassMutual Select Aggressive Growth Fund, Class S(a)	5,143,131	34,201,822
MassMutual Select Focused Value Fund, Class S	999,057	17,103,860
MassMutual Select Fundamental Value Fund, Class S	3,440,741	38,536,302
MassMutual Select Growth Equity Fund, Class S	4,709,063	38,473,048
MassMutual Select Large Cap Value Fund, Class S	3,395,460	38,572,429
MassMutual Select Mid Cap Growth Equity II Fund, Class S	1,471,913	21,401,618
MassMutual Select Overseas Fund, Class S	3,490,367	38,603,457
		428,823,875
TOTAL MUTUAL FUNDS (Cost $421,811,663)(b)		428,823,875
TOTAL INVESTMENTS — 100.0%		428,823,875
Other Assets/ (Liabilities) — 0.0%		(151,700)
NET ASSETS — 100.0%		$428,672,175

Notes to Portfolio of Investments

(a)  Non-income producing security.

(b)  See Note 6 for aggregate cost for Federal tax purposes.

The remainder of this page is intentionally left blank.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Destination Retirement 2030 Fund – Portfolio of Investments

December 31, 2005

	Number of Shares	Market Value
MUTUAL FUNDS — 100.0%
Financial Services
MassMutual Premier Core Bond Fund, Class S	556,498	$5,943,403
MassMutual Premier Diversified Bond Fund, Class S	1,981,103	20,801,577
MassMutual Premier Inflation Protected Bond Fund, Class S	2,335,208	23,819,124
MassMutual Select Aggressive Growth Fund, Class S(a)	5,335,457	35,480,786
MassMutual Select Emerging Growth Fund, Class S(a)	2,422,257	14,751,544
MassMutual Select Focused Value Fund, Class S	863,681	14,786,212
MassMutual Select Fundamental Value Fund, Class S	3,437,208	38,496,730
MassMutual Select Growth Equity Fund, Class S	4,704,225	38,433,519
MassMutual Select Large Cap Value Fund, Class S	3,131,053	35,568,767
MassMutual Select Mid Cap Growth Equity II Fund, Class S	1,017,970	14,801,288
MassMutual Select Overseas Fund, Class S	3,486,785	38,563,839
MassMutual Select Small Company Value Fund, Class S	1,024,279	14,811,068
		296,257,857
TOTAL MUTUAL FUNDS (Cost $280,502,590)(b)		296,257,857
TOTAL INVESTMENTS — 100.0%		296,257,857
Other Assets/ (Liabilities) — 0.0%		(115,203)
NET ASSETS — 100.0%		$296,142,654

Notes to Portfolio of Investments

(a)  Non-income producing security.

(b)  See Note 6 for aggregate cost for Federal tax purposes.

The remainder of this page is intentionally left blank.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Destination Retirement 2040 Fund – Portfolio of Investments

December 31, 2005

	Number of Shares	Market Value
MUTUAL FUNDS — 100.0%
Financial Services
MassMutual Premier Inflation Protected Bond Fund, Class S	167,941	$1,712,999
MassMutual Select Aggressive Growth Fund, Class S(a)	3,581,257	23,815,361
MassMutual Select Emerging Growth Fund, Class S(a)	1,672,312	10,184,380
MassMutual Select Focused Value Fund, Class S	596,282	10,208,346
MassMutual Select Fundamental Value Fund, Class S	2,281,769	25,555,818
MassMutual Select Growth Equity Fund, Class S	3,122,864	25,513,800
MassMutual Select Large Cap Value Fund, Class S	2,251,744	25,579,816
MassMutual Select Mid Cap Growth Equity II Fund, Class S	702,804	10,218,769
MassMutual Select Overseas Fund, Class S	2,314,686	25,600,427
MassMutual Select Small Company Value Fund, Class S	825,020	11,929,785
		170,319,501
TOTAL MUTUAL FUNDS (Cost $159,536,265)(b)		170,319,501
TOTAL INVESTMENTS — 100.0%		170,319,501
Other Assets/ (Liabilities) — 0.0%		(71,563)
NET ASSETS — 100.0%		$170,247,938

Notes to Portfolio of Investments

(a)  Non-income producing security.

(b)  See Note 6 for aggregate cost for Federal tax purposes.

The remainder of this page is intentionally left blank.

The accompanying notes are an integral part of the financial statements.

[This page is intentionally left blank.]

MassMutual Select Funds – Financial Statements

Statements of Assets and Liabilities

December 31, 2005

	MassMutual Select Strategic Bond Fund	MassMutual Select Strategic Balanced Fund	MassMutual Select Diversified Value Fund	MassMutual Select Fundamental Value Fund
Assets:
Investments, at value (Note 2)(a)	$166,536,168	$228,300,316	$286,946,360	$972,773,772
Short-term investments, at value (Note 2)(b)	35,601,318	42,019,620	41,582,944	126,668,210
Total Investments(c)	202,137,486	270,319,936	328,529,304	1,099,441,982
Cash	7,090,660	-	-	-
Foreign currency, at value(d)	-	110,112	-	-
Receivables from:
Investments sold	100,991	3,143,064	-	-
Open forward foreign currency contracts (Note 2)	55,555	41,770	-	-
Affiliated investment adviser (Note 3)	12,914	6,687	-	-
Fund shares sold	15,936	389,597	1,942,121	1,485,727
Interest and dividends	953,035	921,772	444,647	1,610,156
Variation margin on open futures contracts (Note 2)	4,770	14,988	-	-
Foreign taxes withheld	-	-	-	-
Total assets	210,371,347	274,947,926	330,916,072	1,102,537,865
Liabilities:
Payables for:
Investments purchased	11,738	301,832	1,133,644	2,924,831
Written options outstanding, at value (premium $153,125 and $138,098, respectively) (Note 2)	112,722	108,234	-	-
Fund shares repurchased	151,927	36,715	453,296	890,135
Variation margin on open futures contracts (Note 2)	-	-	-	-
Securities on loan (Note 2)	17,092,960	22,718,396	26,159,274	107,916,742
Settlement of investments purchased on a when issued basis (Note 2)	46,107,449	30,319,164	-	-
Open swap agreements, at value	-	229,442	-	-
Affiliated trustees' fees and expenses (Note 3)	864	4,394	4,377	21,273
Affiliates (Note 3):
Investment management fees	60,755	113,057	124,180	547,028
Administration fees	8,672	49,113	30,306	185,059
Service fees	9,547	16,661	16,390	155,402
Distribution fees	128	260	122	1,273
Due to custodian	-	648	-	9,118
Accrued expenses and other liabilities	56,245	42,184	38,176	46,827
Total liabilities	63,613,007	53,940,100	27,959,765	112,697,688
Net assets	$146,758,340	$221,007,826	$302,956,307	$989,840,177
Net assets consist of:
Paid-in capital	$148,084,551	$211,033,155	$258,963,983	$836,121,651
Undistributed net investment income (distributions in excess of net investment income)	(14,711)	(42,061)	(4,010)	(876)
Accumulated net realized gain (loss) on investments	(1,202,520)	(86,240)	1,461,517	4,982,818
Net unrealized appreciation (depreciation) on investments	(108,980)	10,102,972	42,534,817	148,736,584
	$146,758,340	$221,007,826	$302,956,307	$989,840,177
(a) Cost of investments - unaffiliated issuers:	$166,700,115	$217,930,884	$244,411,543	$824,037,188
(b) Cost of short-term investments:	$35,601,318	$42,019,620	$41,582,944	$126,668,210
(c) Securities on loan with market value of:	$16,731,773	$22,067,156	$25,225,465	$104,175,262
(d) Cost of foreign currency:	$-	$113,926	$-	$-

The accompanying notes are an integral part of the financial statements.

	MassMutual Select Value Equity Fund	MassMutual Select Large Cap Value Fund	MassMutual Select Indexed Equity Fund	MassMutual Select Blue Chip Growth Fund
Assets:
Investments, at value (Note 2)(a)	$96,509,883	$1,394,132,212	$1,904,697,320	$366,301,158
Short-term investments, at value (Note 2)(b)	13,192,190	114,594,215	205,495,422	35,858,249
Total Investments(c)	109,702,073	1,508,726,427	2,110,192,742	402,159,407
Cash	-	-	9,385	-
Foreign currency, at value(d)	-	-	-	-
Receivables from:
Investments sold	30,927	-	2,235,015	16,306,273
Open forward foreign currency contracts (Note 2)	-	-	-	-
Affiliated investment adviser (Note 3)	-	-	-	-
Fund shares sold	286,234	1,973,580	2,077,176	474,174
Interest and dividends	164,200	2,219,025	3,196,825	457,519
Variation margin on open futures contracts (Note 2)	-	-	-	-
Foreign taxes withheld	15	798	-	-
Total assets	110,183,449	1,512,919,830	2,117,711,143	419,397,373
Liabilities:
Payables for:
Investments purchased	82,385	-	2,523,164	296,494
Written options outstanding, at value (premium $153,125 and $138,098, respectively) (Note 2)	-	-	-	-
Fund shares repurchased	15,140	978,558	2,826,299	554,901
Variation margin on open futures contracts (Note 2)	-	-	223,574	-
Securities on loan (Note 2)	12,235,243	90,760,217	156,610,888	32,971,761
Settlement of investments purchased on a when issued basis (Note 2)	-	-	-	-
Open swap agreements, at value	-	-	-	-
Affiliated trustees' fees and expenses (Note 3)	3,427	35,051	56,853	15,672
Affiliates (Note 3):
Investment management fees	57,800	786,626	166,890	233,872
Administration fees	13,091	261,853	505,240	120,640
Service fees	17,871	217,513	170,545	24,681
Distribution fees	188	1,669	2,907	1,411
Due to custodian	-	11,553	-	-
Accrued expenses and other liabilities	30,708	54,259	58,841	37,047
Total liabilities	12,455,853	93,107,299	163,145,201	34,256,479
Net assets	$97,727,596	$1,419,812,531	$1,954,565,942	$385,140,894
Net assets consist of:
Paid-in capital	$85,897,656	$1,189,259,907	$1,841,814,052	$431,382,929
Undistributed net investment income (distributions in excess of net investment income)	(872)	185,352	238,858	(1,881)
Accumulated net realized gain (loss) on investments	962,394	(78,016,461)	(47,862,157)	(82,697,234)
Net unrealized appreciation (depreciation) on investments	10,868,418	308,383,733	160,375,189	36,457,080
	$97,727,596	$1,419,812,531	$1,954,565,942	$385,140,894
(a) Cost of investments - unaffiliated issuers:	$85,641,465	$1,085,748,654	$1,743,644,549	$329,843,295
(b) Cost of short-term investments:	$13,192,190	$114,594,215	$205,499,733	$35,858,249
(c) Securities on loan with market value of:	$11,756,014	$87,872,747	$151,382,841	$32,029,410
(d) Cost of foreign currency:	$-	$-	$-	$-

MassMutual Select Funds – Financial Statements (Continued)

Statements of Assets and Liabilities

December 31, 2005

	MassMutual Select Strategic Bond Fund	MassMutual Select Strategic Balanced Fund	MassMutual Select Diversified Value Fund	MassMutual Select Fundamental Value Fund
Class A shares:
Net assets	$20,688,714	$26,266,605	$29,952,594	$252,362,298
Shares outstanding	2,076,019	2,486,343	2,660,873	22,658,850
Net asset value and redemption price per share	$9.97	$10.56	$11.26	$11.14
Offering price per share (100/[100-maximum sales charge] of net asset value)	$10.47	$11.20	$11.95	$11.82
Class L shares:
Net assets	$3,933,322	$101,151,379	$29,455,376	$231,638,879
Shares outstanding	394,007	9,562,883	2,611,782	20,730,531
Net asset value, offering price and redemption price per share	$9.98	$10.58	$11.28	$11.17
Class Y shares:
Net assets	$59,396,128	$78,144,739	$56,760,636	$85,569,151
Shares outstanding	5,949,572	7,385,181	5,036,809	7,646,899
Net asset value, offering price and redemption price per share	$9.98	$10.58	$11.27	$11.19
Class S shares:
Net assets	$62,532,550	$15,026,325	$186,640,817	$418,271,426
Shares outstanding	6,260,475	1,419,602	16,540,605	37,352,126
Net asset value, offering price and redemption price per share	$9.99	$10.58	$11.28	$11.20
Class Z shares:
Net assets	$-	$-	$-	$-
Shares outstanding	-	-	-	-
Net asset value, offering price and redemption price per share	$-	$-	$-	$-
Class N shares:
Net assets	$207,626	$418,778	$146,884	$1,998,423
Shares outstanding	20,841	39,670	13,022	180,573
Net asset value, offering price and redemption price per share	$9.96	$10.56	$11.28	$11.07

The accompanying notes are an integral part of the financial statements.

	MassMutual Select Value Equity Fund	MassMutual Select Large Cap Value Fund	MassMutual Select Indexed Equity Fund	MassMutual Select Blue Chip Growth Fund
Class A shares:
Net assets	$28,829,339	$354,646,642	$271,778,125	$36,742,347
Shares outstanding	2,748,747	31,446,508	23,704,620	4,079,161
Net asset value and redemption price per share	$10.49	$11.28	$11.47	$9.01
Offering price per share (100/[100-maximum sales charge] of net asset value)	$11.13	$11.97	$12.17	$9.56
Class L shares:
Net assets	$8,752,967	$369,857,955	$282,034,431	$270,081,692
Shares outstanding	833,082	32,686,285	24,519,572	29,676,758
Net asset value, offering price and redemption price per share	$10.51	$11.32	$11.50	$9.10
Class Y shares:
Net assets	$4,109,839	$146,698,700	$467,422,332	$4,732,333
Shares outstanding	389,471	12,933,132	40,513,781	519,595
Net asset value, offering price and redemption price per share	$10.55	$11.34	$11.54	$9.11
Class S shares:
Net assets	$55,895,451	$546,330,546	$677,170,756	$71,627,452
Shares outstanding	5,304,306	48,095,846	58,121,095	7,840,915
Net asset value, offering price and redemption price per share	$10.54	$11.36	$11.65	$9.14
Class Z shares:
Net assets	$-	$-	$251,403,062	$-
Shares outstanding	-	-	21,576,769	-
Net asset value, offering price and redemption price per share	$-	$-	$11.65	$-
Class N shares:
Net assets	$140,000	$2,278,688	$4,757,236	$1,957,070
Shares outstanding	13,317	203,952	419,079	219,390
Net asset value, offering price and redemption price per share	$10.51	$11.17	$11.35	$8.92

MassMutual Select Funds – Financial Statements (Continued)

Statements of Assets and Liabilities

December 31, 2005

	MassMutual Select Large Cap Growth Fund	MassMutual Select Growth Equity Fund	MassMutual Select Aggressive Growth Fund	MassMutual Select OTC 100 Fund
Assets:
Investments, at value (Note 2)(a)	$41,888,709	$871,495,074	$608,767,262	$61,955,111
Short-term investments, at value (Note 2)(b)	7,246,442	96,330,768	104,405,156	9,402,662
Total Investments(c)	49,135,151	967,825,842	713,172,418	71,357,773
Cash	-	-	-	8,089
Receivables from:
Investments sold	-	-	1,603,932	-
Fund shares sold	28,362	1,198,364	1,528,875	97,457
Interest and dividends	26,060	1,283,024	112,827	32,354
Foreign taxes withheld	-	95	-	-
Total assets	49,189,573	970,307,325	716,418,052	71,495,673
Liabilities:
Payables for:
Investments purchased	-	-	3,010,841	-
Fund shares repurchased	-	1,129,465	1,790,165	674,255
Variation margin on open futures contracts (Note 2)	-	84,800	-	2,484
Securities on loan (Note 2)	6,297,330	62,251,361	96,879,734	9,030,451
Affiliated trustees' fees and expenses (Note 3)	1,238	27,590	13,517	3,097
Affiliates (Note 3):
Investment management fees	23,740	529,681	343,818	8,248
Administration fees	7,063	168,796	125,569	29,680
Service fees	1,816	144,708	82,907	16,818
Distribution fees	3	956	596	278
Due to custodian	-	13,172	7,153	-
Accrued expenses and other liabilities	32,628	48,951	61,670	30,201
Total liabilities	6,363,818	64,399,480	102,315,970	9,795,512
Net assets	$42,825,755	$905,907,845	$614,102,082	$61,700,161
Net assets consist of:
Paid-in capital	$37,793,809	$997,372,968	$570,894,528	$81,336,828
Undistributed net investment income (distributions in excess of net investment income)	(592)	39,885	46,929	9,655
Accumulated net realized gain (loss) on investments	(1,797,305)	(154,300,950)	(76,242,991)	(27,552,084)
Net unrealized appreciation on investments	6,829,843	62,795,942	119,403,616	7,905,762
	$42,825,755	$905,907,845	$614,102,082	$61,700,161
(a) Cost of investments - unaffiliated issuers:	$35,058,866	$808,391,844	$489,363,646	$54,037,147
(b) Cost of short-term investments:	$7,246,442	$96,330,768	$104,405,156	$9,402,662
(c) Securities on loan with market value of:	$6,006,980	$60,591,185	$93,821,961	$8,628,237

The accompanying notes are an integral part of the financial statements.

	MassMutual Select Focused Value Fund	MassMutual Select Small Company Value Fund	MassMutual Select Mid Cap Growth Equity Fund	MassMutual Select Mid Cap Growth Equity II Fund
Assets:
Investments, at value (Note 2)(a)	$855,727,696	$566,860,787	$162,289,776	$1,219,526,406
Short-term investments, at value (Note 2)(b)	143,695,747	95,566,180	35,386,773	192,232,395
Total Investments(c)	999,423,443	662,426,967	197,676,549	1,411,758,801
Cash	7,468	-	-	-
Receivables from:
Investments sold	-	5,082,650	4,053,948	2,249,311
Fund shares sold	1,501,377	507,434	752,652	2,788,562
Interest and dividends	1,953,019	1,029,552	102,353	1,125,242
Foreign taxes withheld	-	-	-	-
Total assets	1,002,885,307	669,046,603	202,585,502	1,417,921,916
Liabilities:
Payables for:
Investments purchased	2,837,283	4,404,227	3,769,768	6,549,205
Fund shares repurchased	1,611,863	813,423	1,148,118	1,371,834
Variation margin on open futures contracts (Note 2)	-	-	-	-
Securities on loan (Note 2)	91,642,918	80,089,797	28,887,451	175,206,233
Affiliated trustees' fees and expenses (Note 3)	23,045	10,587	7,031	24,345
Affiliates (Note 3):
Investment management fees	538,015	424,238	100,907	777,123
Administration fees	169,279	130,713	28,260	264,052
Service fees	159,213	84,578	20,351	183,960
Distribution fees	1,287	788	100	1,024
Due to custodian	-	90,219	-	4,217
Accrued expenses and other liabilities	46,950	43,885	29,823	46,878
Total liabilities	97,029,853	86,092,455	33,991,809	184,428,871
Net assets	$905,855,454	$582,954,148	$168,593,693	$1,233,493,045
Net assets consist of:
Paid-in capital	$770,128,578	$483,245,175	$226,535,667	$964,404,901
Undistributed net investment income (distributions in excess of net investment income)	(21,841)	628,237	(6,811)	(22,774)
Accumulated net realized gain (loss) on investments	5,169,460	4,439,620	(91,811,433)	6,498,352
Net unrealized appreciation on investments	130,579,257	94,641,116	33,876,270	262,612,566
	$905,855,454	$582,954,148	$168,593,693	$1,233,493,045
(a) Cost of investments - unaffiliated issuers:	$725,148,439	$472,219,671	$128,413,506	$956,913,911
(b) Cost of short-term investments:	$143,695,747	$95,566,180	$35,386,773	$192,232,395
(c) Securities on loan with market value of:	$88,823,169	$76,667,807	$27,958,350	$169,057,265

MassMutual Select Funds – Financial Statements (Continued)

Statements of Assets and Liabilities

December 31, 2005

	MassMutual Select Large Cap Growth Fund	MassMutual Select Growth Equity Fund	MassMutual Select Aggressive Growth Fund	MassMutual Select OTC 100 Fund
Class A shares:
Net assets	$3,451,984	$229,120,063	$137,756,232	$26,215,945
Shares outstanding	335,351	28,649,201	21,304,729	6,364,610
Net asset value and redemption price per share	$10.29	$8.00	$6.47	$4.12
Offering price per share (100/[100-maximum sales charge] of net asset value)	$10.92	$8.49	$6.86	$4.37
Class L shares:
Net assets	$1,032,495	$291,036,852	$193,605,475	$13,000,493
Shares outstanding	98,068	35,961,394	29,506,390	3,117,703
Net asset value, offering price and redemption price per share	$10.53	$8.09	$6.56	$4.17
Class Y shares:
Net assets	$12,098,722	$115,290,310	$41,704,558	$2,628,373
Shares outstanding	1,161,522	14,159,772	6,310,259	626,717
Net asset value, offering price and redemption price per share	$10.42	$8.14	$6.61	$4.19
Class S shares:
Net assets	$26,241,218	$269,166,271	$240,002,028	$19,404,271
Shares outstanding	2,508,324	32,941,299	36,109,928	4,593,513
Net asset value, offering price and redemption price per share	$10.46	$8.17	$6.65	$4.22
Class N shares:
Net assets	$1,336	$1,294,349	$1,033,789	$451,079
Shares outstanding	130	164,127	162,230	110,922
Net asset value, offering price and redemption price per share	$10.31	$7.89	$6.37	$4.07

The accompanying notes are an integral part of the financial statements.

	MassMutual Select Focused Value Fund	MassMutual Select Small Company Value Fund	MassMutual Select Mid Cap Growth Equity Fund	MassMutual Select Mid Cap Growth Equity II Fund
Class A shares:
Net assets	$252,047,147	$136,674,780	$34,053,025	$310,071,536
Shares outstanding	15,094,698	9,570,394	3,466,060	21,949,920
Net asset value and redemption price per share	$16.70	$14.28	$9.82	$14.13
Offering price per share (100/[100-maximum sales charge] of net asset value)	$17.72	$15.15	$10.42	$14.99
Class L shares:
Net assets	$180,827,269	$125,630,887	$42,353,386	$508,296,060
Shares outstanding	10,696,302	8,759,660	4,236,364	35,452,114
Net asset value, offering price and redemption price per share	$16.91	$14.34	$10.00	$14.34
Class Y shares:
Net assets	$116,392,005	$98,125,875	$21,344,618	$139,779,366
Shares outstanding	6,840,513	6,809,496	2,116,504	9,655,541
Net asset value, offering price and redemption price per share	$17.02	$14.41	$10.08	$14.48
Class S shares:
Net assets	$354,769,191	$221,271,212	$70,675,938	$273,590,799
Shares outstanding	20,730,537	15,306,886	6,982,677	18,817,984
Net asset value, offering price and redemption price per share	$17.11	$14.46	$10.12	$14.54
Class N shares:
Net assets	$1,819,842	$1,251,394	$166,726	$1,755,284
Shares outstanding	110,460	88,681	17,173	125,865
Net asset value, offering price and redemption price per share	$16.48	$14.11	$9.71	$13.95

MassMutual Select Funds – Financial Statements (Continued)

Statements of Assets and Liabilities

December 31, 2005

	MassMutual Select Small Cap Growth Equity Fund	MassMutual Select Small Company Growth Fund	MassMutual Select Emerging Growth Fund	MassMutual Select Overseas Fund	MassMutual Select Destination Retirement Income
Assets:
Investments, at value (Note 2) Unaffiliated issuers(a)	$550,915,670	$143,047,664	$125,021,381	$819,513,376	$-
Affiliated issuers(b)	-	-	-	-	252,913,664
Short-term investments, at value (Note 2)(c)	187,435,985	39,802,734	42,155,256	91,433,656	-
Total Investments(d)	738,351,655	182,850,398	167,176,637	910,947,032	252,913,664
Cash	-	11,969	-	3,298	-
Foreign currency, at value(e)	-	-	-	608,136	-
Receivables from:
Investments sold	1,183,512	1,595,698	554,186	225,892	-
Affiliated investment adviser (Note 3)	-	-	-	-	-
Fund shares sold	1,210,325	132,451	130,084	1,569,108	750,512
Interest and dividends	214,799	54,015	32,830	960,617	-
Foreign taxes withheld	709	-	-	145,413	-
Total assets	740,961,000	184,644,531	167,893,737	914,459,496	253,664,176
Liabilities:
Payables for:
Investments purchased	1,012,607	1,996,059	484,296	1,173,885	454,964
Fund shares repurchased	1,240,008	81,002	1,265,326	512,682	294,582
Securities on loan (Note 2)	144,559,776	37,995,890	39,725,990	62,331,918	-
Affiliated trustees' fees and expenses (Note 3)	17,544	4,065	5,252	14,721	3,719
Affiliates (Note 3):
Investment management fees	411,978	105,608	87,941	704,400	10,634
Administration fees	121,987	35,806	27,002	105,029	21,714
Service fees	59,079	39,822	9,648	118,638	21,778
Distribution fees	557	639	105	1,025	68
Due to custodian	-	-	3,198	-	-
Accrued expenses and other liabilities	45,775	39,814	33,674	108,830	28,408
Total liabilities	147,469,311	40,298,705	41,642,432	65,071,128	835,867
Net assets	$593,491,689	$144,345,826	$126,251,305	$849,388,368	$252,828,309
Net assets consist of:
Paid-in capital	$480,480,876	$138,121,136	$159,749,413	$732,154,700	$253,426,372
Distributions in excess of net investment income	(16,536)	(3,874)	(5,070)	(40,746)	(3,395)
Accumulated net realized gain (loss) on investments	(21,057,618)	250,655	(46,183,222)	1,794,069	1,838,373
Net unrealized appreciation on investments	134,084,967	5,977,909	12,690,184	115,480,345	(2,433,041)
	$593,491,689	$144,345,826	$126,251,305	$849,388,368	$252,828,309
(a) Cost of investments - unaffiliated issuers:	$416,830,703	$137,069,755	$112,331,197	$704,017,459	$-
(b) Cost of investments - affiliated issuers:	$-	$-	$-	$-	$255,346,705
(c) Cost of short-term investments:	$187,435,985	$39,802,734	$42,155,256	$91,433,656	$-
(d) Securities on loan with market value of:	$138,540,984	$36,369,453	$38,253,519	$59,206,363	$-
(e) Cost of foreign currency:	$-	$-	$-	$602,019	$-

The accompanying notes are an integral part of the financial statements.

	MassMutual Select Destination Retirement 2010 Fund	MassMutual Select Destination Retirement 2020 Fund	MassMutual Select Destination Retirement 2030 Fund	MassMutual Select Destination Retirement 2040 Fund
Assets:
Investments, at value (Note 2) Unaffiliated issuers(a)	$-	$-	$-	$-
Affiliated issuers(b)	108,622,192	428,823,875	296,257,857	170,319,501
Short-term investments, at value (Note 2)(c)	-	-	-	-
Total Investments(d)	108,622,192	428,823,875	296,257,857	170,319,501
Cash	-	-	-	-
Foreign currency, at value(e)	-	-	-	-
Receivables from:
Investments sold	-	-	-	-
Affiliated investment adviser (Note 3)	1,184	-	-	-
Fund shares sold	218,129	1,145,782	697,881	313,079
Interest and dividends	-	-	-	-
Foreign taxes withheld	-	-	-	-
Total assets	108,841,505	429,969,657	296,955,738	170,632,580
Liabilities:
Payables for:
Investments purchased	216,057	1,087,944	650,640	146,770
Fund shares repurchased	1,861	56,492	46,259	165,752
Securities on loan (Note 2)	-	-	-	-
Affiliated trustees' fees and expenses (Note 3)	924	5,409	3,920	2,223
Affiliates (Note 3):
Investment management fees	4,495	18,016	12,525	8,707
Administration fees	11,298	53,493	38,369	19,316
Service fees	17,355	46,733	32,637	14,169
Distribution fees	83	145	97	82
Due to custodian	-	-	-	-
Accrued expenses and other liabilities	27,176	29,250	28,637	27,623
Total liabilities	279,249	1,297,482	813,084	384,642
Net assets	$108,562,256	$428,672,175	$296,142,654	$170,247,938
Net assets consist of:
Paid-in capital	$108,668,255	$413,060,908	$273,698,913	$155,171,231
Distributions in excess of net investment income	(788)	(4,862)	(3,538)	(2,000)
Accumulated net realized gain (loss) on investments	1,520,757	8,603,917	6,692,012	4,295,471
Net unrealized appreciation on investments	(1,625,968)	7,012,212	15,755,267	10,783,236
	$108,562,256	$428,672,175	$296,142,654	$170,247,938
(a) Cost of investments - unaffiliated issuers:	$-	$-	$-	$-
(b) Cost of investments - affiliated issuers:	$110,248,160	$421,811,663	$280,502,590	$159,536,265
(c) Cost of short-term investments:	$-	$-	$-	$-
(d) Securities on loan with market value of:	$-	$-	$-	$-
(e) Cost of foreign currency:	$-	$-	$-	$-

MassMutual Select Funds – Financial Statements (Continued)

Statements of Assets and Liabilities

December 31, 2005

	MassMutual Select Small Cap Growth Equity Fund	MassMutual Select Small Company Growth Fund	MassMutual Select Emerging Growth Fund	MassMutual Select Overseas Fund	MassMutual Select Destination Retirement Income
Class A shares:
Net assets	$98,945,292	$62,461,253	$14,955,924	$198,300,361	$40,457,072
Shares outstanding	6,293,368	6,444,668	2,534,186	18,116,131	3,973,625
Net asset value and redemption price per share	$15.72	$9.69	$5.90	$10.95	$10.18
Offering price per share (100/[100-maximum sales charge] of net asset value)	$16.68	$10.28	$6.26	$11.62	$10.80
Class L shares:
Net assets	$108,840,436	$28,467,708	$63,776,677	$210,428,292	$102,343,252
Shares outstanding	6,816,055	2,900,726	10,653,325	19,122,568	10,015,032
Net asset value, offering price and redemption price per share	$15.97	$9.81	$5.99	$11.00	$10.22
Class Y shares:
Net assets	$95,821,648	$27,617,352	$4,759,713	$130,665,532	$105,478,416
Shares outstanding	5,946,915	2,797,381	786,903	11,842,510	10,321,319
Net asset value, offering price and redemption price per share	$16.11	$9.87	$6.05	$11.03	$10.22
Class S shares:
Net assets	$288,954,463	$24,868,565	$42,590,874	$308,300,964	$4,444,942
Shares outstanding	17,788,910	2,512,773	6,998,185	27,892,369	435,032
Net asset value, offering price and redemption price per share	$16.24	$9.90	$6.09	$11.05	$10.22
Class N shares:
Net assets	$929,850	$930,948	$168,117	$1,693,219	$104,627
Shares outstanding	59,941	97,547	28,856	155,976	10,245
Net asset value, offering price and redemption price per share	$15.51	$9.54	$5.83	$10.86	$10.21

The accompanying notes are an integral part of the financial statements.

	MassMutual Select Destination Retirement 2010 Fund	MassMutual Select Destination Retirement 2020 Fund	MassMutual Select Destination Retirement 2030 Fund	MassMutual Select Destination Retirement 2040 Fund
Class A shares:
Net assets	$30,337,743	$89,350,991	$63,024,108	$26,912,964
Shares outstanding	2,871,223	8,186,881	5,481,515	2,287,194
Net asset value and redemption price per share	$10.57	$10.91	$11.50	$11.77
Offering price per share (100/[100-maximum sales charge] of net asset value)	$11.21	$11.58	$12.20	$12.49
Class L shares:
Net assets	$35,621,450	$237,433,096	$180,837,395	$107,540,027
Shares outstanding	3,359,864	21,670,069	15,663,582	9,105,721
Net asset value, offering price and redemption price per share	$10.60	$10.96	$11.55	$11.81
Class Y shares:
Net assets	$30,365,215	$65,716,355	$33,818,990	$8,378,986
Shares outstanding	2,863,068	6,001,272	2,931,300	709,599
Net asset value, offering price and redemption price per share	$10.61	$10.95	$11.54	$11.81
Class S shares:
Net assets	$12,103,857	$35,933,273	$18,300,297	$27,273,742
Shares outstanding	1,140,362	3,278,614	1,584,728	2,308,007
Net asset value, offering price and redemption price per share	$10.61	$10.96	$11.55	$11.82
Class N shares:
Net assets	$133,991	$238,460	$161,864	$142,219
Shares outstanding	12,639	21,803	14,045	12,063
Net asset value, offering price and redemption price per share	$10.60	$10.94	$11.52	$11.79

MassMutual Select Funds – Financial Statements (Continued)

Statements of Operations

For the Year Ended December 31, 2005

	MassMutual Select Strategic Bond Fund	MassMutual Select Strategic Balanced Fund	MassMutual Select Diversified Value Fund	MassMutual Select Fundamental Value Fund
Investment income (Note 2):
Dividends(a)	$4,069	$1,987,429	$5,084,131	$20,169,007
Interest	2,893,012	4,205,514	126,084	315,324
Securities lending income	16,436	47,786	18,216	82,369
Total investment income	2,913,517	6,240,729	5,228,431	20,566,700
Expenses (Note 3):
Investment management fees (Note 3)	394,896	1,423,352	1,116,442	6,069,055
Custody fees	40,355	76,875	21,675	78,043
Trustee reporting	10,080	4,868	4,458	4,744
Audit and legal fees	26,733	26,264	26,656	30,842
Proxy fees	875	1,515	951	1,125
Shareholder reporting fees	36,998	8,299	5,260	28,081
Trustees' fees (Note 3)	1,908	7,019	5,951	27,003
	511,845	1,548,192	1,181,393	6,238,893
Administration fees (Note 3):
Class A	18,423	106,900	50,608	724,032
Class L	1,980	333,715	63,018	693,851
Class Y	13,335	155,793	19,554	187,570
Class S	25,088	17,854	99,601	446,786
Class Z	-	-	-	-
Class N	382	1,522	700	6,815
Distribution fees (Note 3):
Class N	319	1,009	475	4,695
Service fees (Note 3):
Class A	18,424	81,728	41,038	578,485
Class N	319	1,009	475	4,695
Total expenses	590,115	2,247,722	1,456,862	8,885,822
Expenses waived (Note 3)	(45,151)	(46,556)	-	-
Class A Administration fees waived (Note 3)	(11,054)	-	-	-
Class L Administration fees waived (Note 3)	(1,188)	-	-	-
Class N Administration fees waived (Note 3)	(191)	-	-	-
Net expenses	532,531	2,201,166	1,456,862	8,885,822
Net investment income	2,380,986	4,039,563	3,771,569	11,680,878
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	(1,624,797)	1,725,679	6,585,704	29,708,134
Closed futures contracts	4,800	(304,849)	-	-
Written options	264,257	713,163	-	-
Closed swap contracts	13,437	545,460	-	-
Foreign currency transactions	277,161	143,803	(93)	-
Net realized gain (loss)	(1,065,142)	2,823,256	6,585,611	29,708,134
Net change in unrealized appreciation (depreciation) on:
Investments	(163,947)	1,201,249	4,579,475	25,619,113
Open futures contracts	(40,738)	39,717	-	-
Written options	40,403	(105,054)	-	-
Open swap contracts	-	(355,596)	-	-
Translation of assets and liabilities in foreign currencies	55,302	539,459	119	-
Net unrealized gain (loss)	(108,980)	1,319,775	4,579,594	25,619,113
Net realized and unrealized gain (loss)	(1,174,122)	4,143,031	11,165,205	55,327,247
Net increase in net assets resulting from operations	$1,206,864	$8,182,594	$14,936,774	$67,008,125
(a) Net of foreign withholding tax of:	$-	$31,797	$10,586	$45,547

The accompanying notes are an integral part of the financial statements.

	MassMutual Select Value Equity Fund	MassMutual Select Large Cap Value Fund	MassMutual Select Indexed Equity Fund	MassMutual Select Blue Chip Growth Fund
Investment income (Note 2):
Dividends(a)	$1,467,118	$20,827,949	$33,743,948	$4,529,109
Interest	8,702	815,158	614,008	109,289
Securities lending income	22,417	144,290	129,872	30,069
Total investment income	1,498,237	21,787,397	34,487,828	4,668,467
Expenses (Note 3):
Investment management fees (Note 3)	635,177	8,388,723	1,840,394	2,765,227
Custody fees	26,389	188,272	160,730	51,005
Trustee reporting	-	-	-	-
Audit and legal fees	27,823	32,825	35,761	29,127
Proxy fees	1,255	1,255	930	1,255
Shareholder reporting fees	2,952	36,549	53,560	12,429
Trustees' fees (Note 3)	2,550	35,928	52,609	11,344
	696,146	8,683,552	2,143,984	2,870,387
Administration fees (Note 3):
Class A	73,666	1,025,126	1,373,843	152,430
Class L	22,605	1,089,024	1,163,092	1,135,038
Class Y	4,786	257,830	1,501,639	13,042
Class S	40,944	412,141	2,029,887	115,981
Class Z	-	-	149,179	-
Class N	951	10,128	22,720	9,941
Distribution fees (Note 3):
Class N	723	6,763	10,724	5,420
Service fees (Note 3):
Class A	66,127	790,017	715,995	93,287
Class N	723	6,763	10,723	5,420
Total expenses	906,671	12,281,344	9,121,786	4,400,946
Expenses waived (Note 3)	-	-	-	-
Class A Administration fees waived (Note 3)	-	-	(286,398)	-
Class L Administration fees waived (Note 3)	-	-	(242,466)	-
Class N Administration fees waived (Note 3)	-	-	(4,289)	-
Net expenses	906,671	12,281,344	8,588,633	4,400,946
Net investment income	591,566	9,506,053	25,899,195	267,521
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	8,973,111	8,134,024	(250,680)	3,328,066
Closed futures contracts	-	-	545,862	-
Written options	-	-	-	-
Closed swap contracts	-	-	-	-
Foreign currency transactions	4,490	17,137	-	(1,185)
Net realized gain (loss)	8,977,601	8,151,161	295,182	3,326,881
Net change in unrealized appreciation (depreciation) on:
Investments	(584,616)	102,410,871	57,339,854	8,576,927
Open futures contracts	-	-	(1,109,519)	-
Written options	-	-	-	-
Open swap contracts	-	-	-	-
Translation of assets and liabilities in foreign currencies	-	346	-	(783)
Net unrealized gain (loss)	(584,616)	102,411,217	56,230,335	8,576,144
Net realized and unrealized gain (loss)	8,392,985	110,562,378	56,525,517	11,903,025
Net increase in net assets resulting from operations	$8,984,551	$120,068,431	$82,424,712	$12,170,546
(a) Net of foreign withholding tax of:	$5,534	$226,203	$-	$13,745

MassMutual Select Funds – Financial Statements (Continued)

Statements of Operations

For the Year Ended December 31, 2005

	MassMutual Select Large Cap Growth Fund	MassMutual Select Growth Equity Fund	MassMutual Select Aggressive Growth Fund	MassMutual Select OTC 100 Fund
Investment income (Note 2):
Dividends(a)	$211,154	$10,745,628	$956,324	$348,793
Interest	13,555	386,437	270,373	21,268
Securities lending income	3,032	45,789	53,022	19,108
Total investment income	227,741	11,177,854	1,279,719	389,169
Expenses (Note 3):
Investment management fees (Note 3)	215,317	5,853,561	3,730,336	95,693
Custody fees	6,701	97,544	61,334	21,618
Trustee reporting	4,654	4,741	4,752	-
Audit and legal fees	27,228	30,917	29,507	28,462
Proxy fees	951	995	1,645	930
Shareholder reporting fees	852	28,014	-	1,970
Trustees' fees (Note 3)	972	24,255	14,274	1,846
	256,675	6,040,027	3,841,848	150,519
Administration fees (Note 3):
Class A	8,358	672,999	411,652	166,167
Class L	4,480	818,510	553,823	81,946
Class Y	20,398	170,678	60,316	12,920
Class S	31,652	211,993	187,575	78,340
Class N	18	5,137	3,650	2,776
Distribution fees (Note 3):
Class N	11	3,695	2,314	1,029
Service fees (Note 3):
Class A	5,921	565,546	298,818	66,531
Class N	11	3,695	2,314	1,029
Total expenses	327,524	8,492,280	5,362,310	561,257
Expenses waived (Note 3)	(10,175)	-	(408,792)	-
Net expenses	317,349	8,492,280	4,953,518	561,257
Net investment income (loss)	(89,608)	2,685,574	(3,673,799)	(172,088)
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	2,493,286	28,627,661	5,764,566	3,903,740
Closed futures contracts	-	336,915	-	18,836
Foreign currency transactions	-	-	-	-
Net realized gain	2,493,286	28,964,576	5,764,566	3,922,576
Net change in unrealized appreciation (depreciation) on:
Investments	1,848,966	1,768,267	47,189,568	(3,749,267)
Open futures contracts	-	(307,288)	-	(13,764)
Translation of assets and liabilities in foreign currencies	-	(15)	-	(114)
Net unrealized gain (loss)	1,848,966	1,460,964	47,189,568	(3,763,145)
Net realized and unrealized gain	4,342,252	30,425,540	52,954,134	159,431
Net increase (decrease) in net assets resulting from operations	$4,252,644	$33,111,114	$49,280,335	$(12,657)
(a) Net of foreign withholding tax of:	$2,008	$-	$32,686	$1,552

The accompanying notes are an integral part of the financial statements.

	MassMutual Select Focused Value Fund	MassMutual Select Small Company Value Fund	MassMutual Select Mid Cap Growth Equity Fund	MassMutual Select Mid Cap Growth Equity II Fund
Investment income (Note 2):
Dividends(a)	$9,955,876	$6,041,036	$792,515	$5,546,048
Interest	1,096,648	372,418	164,814	819,121
Securities lending income	126,010	259,622	77,422	330,169
Total investment income	11,178,534	6,673,076	1,034,751	6,695,338
Expenses (Note 3):
Investment management fees (Note 3)	5,964,112	4,570,377	1,028,234	7,533,832
Custody fees	95,099	84,519	22,921	121,110
Trustee reporting	4,743	4,753	-	-
Audit and legal fees	30,820	29,637	28,012	31,866
Proxy fees	1,255	1,775	1,125	995
Shareholder reporting fees	27,053	16,044	3,646	27,527
Trustees' fees (Note 3)	24,584	15,342	3,909	28,804
	6,147,666	4,722,447	1,087,847	7,744,134
Administration fees (Note 3):
Class A	816,653	448,323	92,798	813,524
Class L	564,523	424,855	119,176	1,375,987
Class Y	198,311	212,313	28,809	204,064
Class S	288,631	325,220	52,072	178,261
Class N	6,956	4,639	548	5,057
Distribution fees (Note 3):
Class N	4,524	2,834	383	3,377
Service fees (Note 3):
Class A	610,536	311,942	75,445	626,945
Class N	4,524	2,834	383	3,377
Total expenses	8,642,324	6,455,407	1,457,461	10,954,726
Expenses waived (Note 3)	-	-	-	-
Net expenses	8,642,324	6,455,407	1,457,461	10,954,726
Net investment income (loss)	2,536,210	217,669	(422,710)	(4,259,388)
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	71,577,426	25,737,990	16,225,083	60,103,939
Closed futures contracts	-	-	-	-
Foreign currency transactions	-	-	(74)	(4,407)
Net realized gain	71,577,426	25,737,990	16,225,009	60,099,532
Net change in unrealized appreciation (depreciation) on:
Investments	(46,054,030)	282,773	2,068,720	74,116,953
Open futures contracts	-	-	-	-
Translation of assets and liabilities in foreign currencies	-	-	-	4,184
Net unrealized gain (loss)	(46,054,030)	282,773	2,068,720	74,121,137
Net realized and unrealized gain	25,523,396	26,020,763	18,293,729	134,220,669
Net increase (decrease) in net assets resulting from operations	$28,059,606	$26,238,432	$17,871,019	$129,961,281
(a) Net of foreign withholding tax of:	$-	$106	$1,333	$34,800

MassMutual Select Funds – Financial Statements (Continued)

Statements of Operations

For the Year Ended December 31, 2005

	MassMutual Select Small Cap Growth Equity Fund	MassMutual Select Small Company Growth Fund	MassMutual Select Emerging Growth Fund	MassMutual Select Overseas Fund	MassMutual Select Destination Retirement Income
Investment income (Note 2):
Dividends(a)	$1,934,990	$293,061	$106,389	$15,425,343	$-
Dividend from affiliated issuers	-	-	-	-	8,618,782
Interest		1,093,503	80,374	202,796	488,810
Securities lending income	514,788	130,970	164,622	302,603	-
Total investment income	3,543,281	504,405	473,807	16,216,756	8,618,782
Expenses (Note 3):
Investment management fees (Note 3)	4,275,351	1,253,994	1,016,628	7,079,399	110,817
Custody fees	109,196	90,662	67,206	796,871	19,185
Trustee reporting	4,746	4,754	-	-	-
Audit and legal fees	29,466	27,707	27,965	30,759	23,342
Proxy fees	1,255	1,385	1,255	1,255	865
Shareholder reporting fees	14,701	5,083	3,899	19,565	6,027
Trustees' fees (Note 3)	14,582	4,335	3,690	19,917	6,112
	4,449,297	1,387,920	1,120,643	7,947,766	166,348
Administration fees (Note 3):
Class A	332,270	217,074	72,835	402,777	36,417
Class L	379,616	109,026	206,087	458,860	150,889
Class Y	261,347	58,434	9,408	99,585	41,590
Class S	287,140	37,784	33,774	109,954	508
Class N	3,753	4,069	612	4,224	208
Distribution fees (Note 3):
Class N	2,051	2,549	398	3,588	266
Service fees (Note 3):
Class A	203,846	155,453	54,452	412,175	62,400
Class N	2,051	2,549	398	3,588	266
Miscellaneous fees	-	-	-	4,749	-
Total expenses	5,921,371	1,974,858	1,498,607	9,447,266	458,892
Expenses waived (Note 3)	-	(35,014)	-	-	-
Net expenses	5,921,371	1,939,844	1,498,607	9,447,266	458,892
Net investment income (loss)	(2,378,090)	(1,435,439)	(1,024,800)	6,769,490	8,159,890
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	40,598,359	2,810,089	10,110,143	74,294,240	-
Investment transactions with affiliated issuers	-	-	-	-	1,119,468
Realized gain distributions from affiliated issuers (Note 8)	-	-	-	-	2,345,018
Foreign currency transactions	(473)	-	(2)	5,907,370	-
Net realized gain	40,597,886	2,810,089	10,110,141	80,201,610	3,464,486
Net change in unrealized appreciation (depreciation) on:
Investments	18,136,683	(5,454,661)	(8,040,745)	(8,551,180)	-
Investment in affiliated issuers	-	-	-	-	(4,647,067)
Translation of assets and liabilities in foreign currencies	-	-	-	2,744,091	-
Net unrealized gain (loss)	18,136,683	(5,454,661)	(8,040,745)	(5,807,089)	(4,647,067)
Net realized and unrealized gain (loss)	58,734,569	(2,644,572)	2,069,396	74,394,521	(1,182,581)
Net increase (decrease) in net assets resulting from operations	$56,356,479	$(4,080,011)	$1,044,596	$81,164,011	$6,977,309
(a) Net of foreign withholding tax of:	$5,160	$(103)	$258	$1,297,199	$-

The accompanying notes are an integral part of the financial statements.

	MassMutual Select Destination Retirement 2010 Fund	MassMutual Select Destination Retirement 2020 Fund	MassMutual Select Destination Retirement 2030 Fund	MassMutual Select Destination Retirement 2040 Fund
Investment income (Note 2):
Dividends(a)	$-	$-	$-	$-
Dividend from affiliated issuers	3,125,248	9,990,172	4,135,190	1,302,235
Interest	-	-	-	-
Securities lending income	-	-	-	-
Total investment income	3,125,248	9,990,172	4,135,190	1,302,235
Expenses (Note 3):
Investment management fees (Note 3)	35,284	165,457	116,134	63,874
Custody fees	23,450	25,579	23,450	19,186
Trustee reporting	-	-	-	-
Audit and legal fees	22,648	23,850	23,325	22,804
Proxy fees	865	865	865	865
Shareholder reporting fees	1,190	8,425	6,307	3,650
Trustees' fees (Note 3)	1,762	8,867	6,273	3,495
	85,199	233,043	176,354	113,874
Administration fees (Note 3):
Class A	31,072	93,991	65,549	27,333
Class L	48,120	385,022	295,297	162,912
Class Y	12,351	27,026	10,862	2,031
Class S	1,178	5,830	2,119	766
Class N	265	423	300	250
Distribution fees (Note 3):
Class N	301	469	335	296
Service fees (Note 3):
Class A	45,802	133,661	94,560	42,285
Class N	302	469	335	296
Miscellaneous fees	-	-	-	-
Total expenses	224,590	879,934	645,711	350,043
Expenses waived (Note 3)	(28,461)	-	-	(944)
Net expenses	196,129	879,934	645,711	349,099
Net investment income (loss)	2,929,119	9,110,238	3,489,479	953,136
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	-	-	-	-
Investment transactions with affiliated issuers	847,487	5,883,084	3,923,102	2,550,311
Realized gain distributions from affiliated issuers (Note 8)	1,484,509	8,268,704	6,636,796	4,509,285
Foreign currency transactions	-	-	-	-
Net realized gain	2,331,996	14,151,788	10,559,898	7,059,596
Net change in unrealized appreciation (depreciation) on:
Investments	-	-	-	-
Investment in affiliated issuers	(1,832,592)	(3,036,359)	2,961,392	2,085,182
Translation of assets and liabilities in foreign currencies	-	-	-	-
Net unrealized gain (loss)	(1,832,592)	(3,036,359)	2,961,392	2,085,182
Net realized and unrealized gain (loss)	499,404	11,115,429	13,521,290	9,144,778
Net increase (decrease) in net assets resulting from operations	$3,428,523	$20,225,667	$17,010,769	$10,097,914
(a) Net of foreign withholding tax of:	$-	$-	$-	$-

MassMutual Select Funds – Financial Statements (Continued)

Statements of Changes in Net Assets

	MassMutual Select Strategic Bond Fund		MassMutual Select Strategic Balanced Fund
	Year Ended December 31, 2005	Period Ended December 31, 2004(a)	Year Ended December 31, 2005	Year Ended December 31, 2004
Increase (Decrease) in Net Assets:
Operations:
Net investment income	$2,380,986	$-	$4,039,563	$2,293,506
Net realized gain (loss) on investment transactions	(1,065,142)	-	2,823,256	(1,548,605)
Net change in unrealized appreciation (depreciation) on investments	(108,980)	-	1,319,775	8,783,197
Net increase in net assets resulting from operations	1,206,864	-	8,182,594	9,528,098
Distributions to shareholders (Note 2):
From net investment income:
Class A	(342,236)	-	(430,553)	(264,227)
Class L	(68,904)	-	(2,053,931)	(838,631)
Class Y	(1,037,693)	-	(1,683,636)	(878,160)
Class S	(1,081,367)	-	(342,793)	(120,263)
Class N	(2,877)	-	(6,465)	(1,688)
Total distributions from net investment income	(2,533,077)	-	(4,517,378)	(2,102,969)
From net realized gains:
Class A	-	-	(147,178)	-
Class L	-	-	(567,589)	-
Class Y	-	-	(437,120)	-
Class S	-	-	(85,609)	-
Class N	-	-	(2,378)	-
Total distributions from net realized gains	-	-	(1,239,874)	-
Net fund share transactions (Note 5):
Class A	20,867,007	101,100	(7,192,905)	32,439,167
Class L	3,855,702	101,100	(4,795,954)	101,780,685
Class Y	60,098,842	101,100	(21,959,573)	96,175,171
Class S	13,154,159	49,596,100	1,728,230	2,583,995
Class N	108,343	101,100	(6,706)	402,745
Increase (decrease) in net assets from net fund share transactions	98,084,053	50,000,500	(32,226,908)	233,381,763
Total increase (decrease) in net assets	96,757,840	50,000,500	(29,801,566)	240,806,892
Net assets:
Beginning of year	50,000,500	-	250,809,392	10,002,500
End of year	$146,758,340	$50,000,500	$221,007,826	$250,809,392
Undistributed net investment income (distributions in excess of net investment income) included in net assets at end of the year	$(14,711)	$-	$(42,061)	$54,030

(a)	Fund commenced operations December 31, 2004.
(b)	For the period from October 15, 2004 (commencement of operations) through December 31, 2004.

The accompanying notes are an integral part of the financial statements.

	MassMutual Select Diversified Value Fund		MassMutual Select Fundamental Value Fund
	Year Ended December 31, 2005	Period Ended December 31, 2004(b)	Year Ended December 31, 2005	Year Ended December 31, 2004
Increase (Decrease) in Net Assets:
Operations:
Net investment income	$3,771,569	$974,323	$11,680,878	$9,219,026
Net realized gain (loss) on investment transactions	6,585,611	821,137	29,708,134	19,127,212
Net change in unrealized appreciation (depreciation) on investments	4,579,594	16,722,400	25,619,113	47,742,792
Net increase in net assets resulting from operations	14,936,774	18,517,860	67,008,125	76,089,030
Distributions to shareholders (Note 2):
From net investment income:
Class A	(311,691)	(19,944)	(2,372,146)	(1,710,918)
Class L	(336,293)	(92,059)	(2,662,089)	(2,381,317)
Class Y	(733,054)	(6,418)	(1,043,210)	(1,338,446)
Class S	(2,403,726)	(856,567)	(5,579,634)	(3,792,393)
Class N	(1,053)	(587)	(14,742)	(7,072)
Total distributions from net investment income	(3,785,817)	(975,575)	(11,671,821)	(9,230,146)
From net realized gains:
Class A	(570,517)	(4,654)	(5,791,123)	(2,110,500)
Class L	(573,938)	(18,800)	(5,289,113)	(2,318,723)
Class Y	(972,003)	(1,253)	(1,939,795)	(1,164,108)
Class S	(3,628,119)	(160,339)	(9,498,076)	(3,211,343)
Class N	(3,947)	(171)	(48,776)	(16,326)
Total distributions from net realized gains	(5,748,524)	(185,217)	(22,566,883)	(8,821,000)
Net fund share transactions (Note 5):
Class A	24,553,255	4,568,123	29,648,337	71,630,668
Class L	8,319,449	18,730,816	(13,052,664)	88,486,427
Class Y	55,782,020	1,154,693	(39,395,750)	29,903,504
Class S	8,666,050	158,299,209	79,996,127	75,728,530
Class N	(46,321)	169,512	291,208	(425,545)
Increase (decrease) in net assets from net fund share transactions	97,274,453	182,922,353	57,487,258	265,323,584
Total increase (decrease) in net assets	102,676,886	200,279,421	90,256,679	323,361,468
Net assets:
Beginning of year	200,279,421	-	899,583,498	576,222,030
End of year	$302,956,307	$200,279,421	$989,840,177	$899,583,498
Undistributed net investment income (distributions in excess of net investment income) included in net assets at end of the year	$(4,010)	$(1,252)	$(876)	$(9,933)

MassMutual Select Funds – Financial Statements (Continued)

Statements of Changes in Net Assets

	MassMutual Select Value Equity Fund		MassMutual Select Large Cap Value Fund
	Year Ended December 31, 2005	Year Ended December 31, 2004	Year Ended December 31, 2005	Year Ended December 31, 2004
Increase (Decrease) in Net Assets:
Operations:
Net investment income	$591,566	$846,484	$9,506,053	$6,620,803
Net realized gain (loss) on investment transactions	8,977,601	11,222,033	8,151,161	(6,108,167)
Net change in unrealized appreciation (depreciation) on investments	(584,616)	(1,049,842)	102,411,217	111,250,921
Net increase in net assets resulting from operations	8,984,551	11,018,675	120,068,431	111,763,557
Distributions to shareholders (Note 2):
From net investment income:
Class A	(93,905)	(169,472)	(1,568,896)	(1,014,178)
Class L	(49,122)	(67,639)	(2,452,234)	(1,790,921)
Class Y	(28,354)	(28,935)	(1,149,099)	(875,693)
Class S	(409,121)	(584,018)	(4,828,320)	(3,246,587)
Class Z	-	-	-	-
Class N	(134)	(635)	(2,537)	-
Total distributions from net investment income	(580,636)	(850,699)	(10,001,086)	(6,927,379)
From net realized gains:
Class A	(2,544,412)	(548,537)	-	-
Class L	(780,846)	(161,465)	-	-
Class Y	(364,717)	(61,060)	-	-
Class S	(4,883,438)	(1,174,202)	-	-
Class N	(27,613)	(6,158)	-	-
Total distributions from net realized gains	(8,601,026)	(1,951,422)	-	-
Net fund share transactions (Note 5):
Class A	3,339,603	1,933,564	60,927,871	89,506,909
Class L	1,310,289	507,956	24,532,700	81,571,309
Class Y	1,260,705	(756,928)	6,624,216	37,215,759
Class S	4,059,226	(20,621,701)	67,795,890	56,014,593
Class Z	-	-	-	-
Class N	(142,815)	(64,668)	(846,677)	(305,561)
Increase (decrease) in net assets from net fund share transactions	9,827,008	(19,001,777)	159,034,000	264,003,009
Total increase (decrease) in net assets	9,629,897	(10,785,223)	269,101,345	368,839,187
Net assets:
Beginning of year	88,097,699	98,882,922	1,150,711,186	781,871,999
End of year	$97,727,596	$88,097,699	$1,419,812,531	$1,150,711,186
Undistributed net investment income (distributions in excess of net investment income) included in net assets at end of the year	$(872)	$(2,330)	$185,352	$(301,828)

The accompanying notes are an integral part of the financial statements.

	MassMutual Select Indexed Equity Fund		MassMutual Select Blue Chip Growth Fund
	Year Ended December 31, 2005	Year Ended December 31, 2004	Year Ended December 31, 2005	Year Ended December 31, 2004
Increase (Decrease) in Net Assets:
Operations:
Net investment income	$25,899,195	$24,496,308	$267,521	$2,417,700
Net realized gain (loss) on investment transactions	295,182	3,424,579	3,326,881	(2,091,838)
Net change in unrealized appreciation (depreciation) on investments	56,230,335	134,405,169	8,576,144	22,612,059
Net increase in net assets resulting from operations	82,424,712	162,326,056	12,170,546	22,937,921
Distributions to shareholders (Note 2):
From net investment income:
Class A	(2,686,882)	(3,299,472)	-	(142,003)
Class L	(3,734,937)	(2,926,007)	(64,479)	(1,637,449)
Class Y	(6,163,443)	(5,973,344)	(7,874)	(28,937)
Class S	(8,944,597)	(10,142,244)	(199,883)	(619,898)
Class Z	(3,917,901)	(2,131,169)	-	-
Class N	(39,746)	(34,299)	-	(1,828)
Total distributions from net investment income	(25,487,506)	(24,506,535)	(272,236)	(2,430,115)
From net realized gains:
Class A	-	-	-	-
Class L	-	-	-	-
Class Y	-	-	-	-
Class S	-	-	-	-
Class N	-	-	-	-
Total distributions from net realized gains	-	-	-	-
Net fund share transactions (Note 5):
Class A	(12,985,153)	95,380,016	(1,854,478)	8,673,863
Class L	55,546,512	25,351,775	(39,940,194)	(14,982,343)
Class Y	33,790,225	87,665,292	266,870	506,476
Class S	(67,371,379)	(49,166,471)	(9,637,642)	(16,632,777)
Class Z	115,208,351	82,019,664	-	-
Class N	911,459	944,964	(290,832)	585,488
Increase (decrease) in net assets from net fund share transactions	125,100,015	242,195,240	(51,456,276)	(21,849,293)
Total increase (decrease) in net assets	182,037,221	380,014,761	(39,557,966)	(1,341,487)
Net assets:
Beginning of year	1,772,528,721	1,392,513,960	424,698,860	426,040,347
End of year	$1,954,565,942	$1,772,528,721	$385,140,894	$424,698,860
Undistributed net investment income (distributions in excess of net investment income) included in net assets at end of the year	$238,858	$(1,063)	$(1,881)	$11,352

MassMutual Select Funds – Financial Statements (Continued)

Statements of Changes in Net Assets

	MassMutual Select Large Cap Growth Fund		MassMutual Select Growth Equity Fund
	Year Ended December 31, 2005	Year Ended December 31, 2004	Year Ended December 31, 2005	Year Ended December 31, 2004
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$(89,608)	$48,938	$2,685,574	$2,232,131
Net realized gain on investment transactions	2,493,286	2,786,120	28,964,576	10,926,294
Net change in unrealized appreciation (depreciation) on investments	1,848,966	(473,757)	1,460,964	24,899,090
Net increase (decrease) in net assets resulting from operations	4,252,644	2,361,301	33,111,114	38,057,515
Distributions to shareholders (Note 2):
From net investment income:
Class A	-	-	(60,482)	(7,167)
Class L	-	(2,882)	(813,516)	(742,148)
Class Y	-	(15,470)	(469,363)	(445,656)
Class S	-	(30,738)	(1,267,551)	(1,053,447)
Class N	-	-	-	-
Total distributions from net investment income	-	(49,090)	(2,610,912)	(2,248,418)
Net fund share transactions (Note 5):
Class A	1,118,727	507,683	(3,388,645)	9,637,983
Class L	(7,945,778)	1,064,822	4,982,540	63,516,138
Class Y	1,532,071	778,372	(1,196,928)	5,768,798
Class S	4,755,246	(16,038,353)	30,287,831	1,632,500
Class N	(4,003)	(117,795)	(224,315)	(244,526)
Increase (decrease) in net assets from net fund share transactions	(543,737)	(13,805,271)	30,460,483	80,310,893
Total increase (decrease) in net assets	3,708,907	(11,493,060)	60,960,685	116,119,990
Net assets:
Beginning of year	39,116,848	50,609,908	844,947,160	728,827,170
End of year	$42,825,755	$39,116,848	$905,907,845	$844,947,160
Undistributed net investment income (distributions in excess of net investment income) included in net assets at end of the year	$(592)	$341	$39,885	$28,102

The accompanying notes are an integral part of the financial statements.

	MassMutual Select Aggressive Growth Fund		MassMutual Select OTC 100 Fund
	Year Ended December 31, 2005	Year Ended December 31, 2004	Year Ended December 31, 2005	Year Ended December 31, 2004
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$(3,673,799)	$(1,410,701)	$(172,088)	$187,039
Net realized gain on investment transactions	5,764,566	34,983,602	3,922,576	6,800,537
Net change in unrealized appreciation (depreciation) on investments	47,189,568	33,728,140	(3,763,145)	(1,056,231)
Net increase (decrease) in net assets resulting from operations	49,280,335	67,301,041	(12,657)	5,931,345
Distributions to shareholders (Note 2):
From net investment income:
Class A	-	-	-	(34,400)
Class L	-	-	-	(32,945)
Class Y	-	-	-	(16,612)
Class S	-	-	-	(102,326)
Class N	-	-	-	(333)
Total distributions from net investment income	-	-	-	(186,616)
Net fund share transactions (Note 5):
Class A	9,254,957	36,845,762	(5,873,246)	(1,044,680)
Class L	25,043,026	55,437,611	(311,897)	(3,506,426)
Class Y	6,932,778	10,589,845	(1,111,054)	(369,348)
Class S	22,455,628	63,375,701	(6,374,810)	(1,954,147)
Class N	(154,129)	357,179	17,729	237,348
Increase (decrease) in net assets from net fund share transactions	63,532,260	166,606,098	(13,653,278)	(6,637,253)
Total increase (decrease) in net assets	112,812,595	233,907,139	(13,665,935)	(892,524)
Net assets:
Beginning of year	501,289,487	267,382,348	75,366,096	76,258,620
End of year	$614,102,082	$501,289,487	$61,700,161	$75,366,096
Undistributed net investment income (distributions in excess of net investment income) included in net assets at end of the year	$46,929	$55,560	$9,655	$15,505

MassMutual Select Funds – Financial Statements (Continued)

Statements of Changes in Net Assets

	MassMutual Select Focused Value Fund		MassMutual Select Small Company Value Fund
	Year Ended December 31, 2005	Year Ended December 31, 2004	Year Ended December 31, 2005	Year Ended December 31, 2004
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$2,536,210	$(774,089)	$217,669	$890,314
Net realized gain on investment transactions	71,577,426	50,067,377	25,737,990	12,283,382
Net change in unrealized appreciation (depreciation) on investments	(46,054,030)	32,026,952	282,773	63,995,876
Net increase in net assets resulting from operations	28,059,606	81,320,240	26,238,432	77,169,572
Distributions to shareholders (Note 2):
From net investment income:
Class A	(129,217)	-	-	-
Class L	(546,015)	-	-	(120,262)
Class Y	(501,460)	-	-	(175,961)
Class S	(1,847,519)	-	-	(372,985)
Total distributions from net investment income	(3,024,211)	-	-	(669,208)
From net realized gains:
Class A	(22,263,955)	(12,506,688)	(5,943,592)	(2,473,119)
Class L	(15,772,380)	(8,907,603)	(5,478,825)	(2,470,417)
Class Y	(9,888,129)	(5,220,816)	(4,303,502)	(2,216,292)
Class S	(30,462,036)	(17,778,703)	(9,472,764)	(4,054,763)
Class N	(180,428)	(56,883)	(55,816)	(21,083)
Total distributions from net realized gains	(78,566,928)	(44,470,693)	(25,254,499)	(11,235,674)
Net fund share transactions (Note 5):
Class A	38,167,464	60,655,442	21,041,121	56,861,822
Class L	28,119,866	41,948,491	8,906,998	65,541,509
Class Y	28,472,905	11,539,086	(2,843,056)	40,788,162
Class S	49,092,551	16,626,363	32,086,401	83,597,462
Class N	932,351	59,900	339,616	221,328
Increase (decrease) in net assets from net fund share transactions	144,785,137	130,829,282	59,531,080	247,010,283
Total increase (decrease) in net assets	91,253,604	167,678,829	60,515,013	312,274,973
Net assets:
Beginning of year	814,601,850	646,923,021	522,439,135	210,164,162
End of year	$905,855,454	$814,601,850	$582,954,148	$522,439,135
Undistributed net investment income (distributions in excess of net investment income) included in net assets at end of the year	$(21,841)	$(12,597)	$628,237	$364,863

The accompanying notes are an integral part of the financial statements.

	MassMutual Select Mid Cap Growth Equity Fund		MassMutual Select Mid Cap Growth Equity II Fund
	Year Ended December 31, 2005	Year Ended December 31, 2004	Year Ended December 31, 2005	Year Ended December 31, 2004
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$(422,710)	$(548,330)	$(4,259,388)	$(4,176,803)
Net realized gain on investment transactions	16,225,009	15,203,589	60,099,532	29,582,064
Net change in unrealized appreciation (depreciation) on investments	2,068,720	3,311,984	74,121,137	95,802,002
Net increase in net assets resulting from operations	17,871,019	17,967,243	129,961,281	121,207,263
Distributions to shareholders (Note 2):
From net investment income:
Class A	-	-	-	-
Class L	-	-	-	-
Class Y	-	-	-	-
Class S	-	-	-	-
Total distributions from net investment income	-	-	-	-
From net realized gains:
Class A	-	-	(12,815,709)	(393,064)
Class L	-	-	(20,803,086)	(760,234)
Class Y	-	-	(5,656,274)	(180,956)
Class S	-	-	(10,961,612)	(377,653)
Class N	-	-	(73,587)	(2,391)
Total distributions from net realized gains	-	-	(50,310,268)	(1,714,298)
Net fund share transactions (Note 5):
Class A	855,153	(12,540,756)	81,679,580	88,713,877
Class L	(1,873,476)	(1,149,282)	71,154,725	126,641,847
Class Y	3,344,355	(2,526,657)	30,727,568	35,097,209
Class S	13,108,475	(24,942,672)	50,385,601	52,462,525
Class N	217	(6,261)	556,973	316,996
Increase (decrease) in net assets from net fund share transactions	15,434,724	(41,165,628)	234,504,447	303,232,454
Total increase (decrease) in net assets	33,305,743	(23,198,385)	314,155,460	422,725,419
Net assets:
Beginning of year	135,287,950	158,486,335	919,337,585	496,612,166
End of year	$168,593,693	$135,287,950	$1,233,493,045	$919,337,585
Undistributed net investment income (distributions in excess of net investment income) included in net assets at end of the year	$(6,811)	$(5,251)	$(22,774)	$(13,244)

MassMutual Select Funds – Financial Statements (Continued)

Statements of Changes in Net Assets

	MassMutual Select Small Cap Growth Equity Fund		MassMutual Select Small Company Growth Fund
	Year Ended December 31, 2005	Year Ended December 31, 2004	Year Ended December 31, 2005	Year Ended December 31, 2004
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$(2,378,090)	$(3,002,532)	$(1,435,439)	$(978,349)
Net realized gain on investment transactions	40,597,886	32,814,904	2,810,089	9,768,850
Net change in unrealized appreciation (depreciation) on investments	18,136,683	28,656,659	(5,454,661)	(10,061,006)
Net increase (decrease) in net assets resulting from operations	56,356,479	58,469,031	(4,080,011)	(1,270,505)
Distributions to shareholders (Note 2):
From net investment income:
Class A	-	-	-	-
Class L	-	-	-	-
Class Y	-	-	-	-
Class S	-	-	-	-
Class N	-	-	-	-
Total distributions from net investment income	-	-	-	-
From net realized gains:
Class A	-	-	(1,516,455)	(4,527,130)
Class L	-	-	(664,297)	(3,083,946)
Class Y	-	-	(657,684)	(2,770,556)
Class S	-	-	(559,268)	(2,007,123)
Class N	-	-	(25,785)	(65,559)
Total distributions from net realized gains	-	-	(3,423,489)	(12,454,314)
Net fund share transactions (Note 5):
Class A	12,673,439	1,264,399	(2,135,735)	17,706,604
Class L	7,539,532	(5,334,295)	(12,283,454)	9,969,512
Class Y	(7,593,827)	(5,799,059)	(11,533,610)	5,761,512
Class S	20,504,783	(30,621,653)	(2,224,039)	1,388,648
Class N	29,440	574,453	51,508	24,121
Increase (decrease) in net assets from net fund share transactions	33,153,367	(39,916,155)	(28,125,330)	34,850,397
Total increase (decrease) in net assets	89,509,846	18,552,876	(35,628,830)	21,125,578
Net assets:
Beginning of year	503,981,843	485,428,967	179,974,656	158,849,078
End of year	$593,491,689	$503,981,843	$144,345,826	$179,974,656
Distributions in excess of net investment income included in net assets at end of the year	$(16,536)	$(11,237)	$(3,874)	$(2,288)

The accompanying notes are an integral part of the financial statements.

	MassMutual Select Emerging Growth Fund		MassMutual Select Overseas Fund
	Year Ended December 31, 2005	Year Ended December 31, 2004	Year Ended December 31, 2005	Year Ended December 31, 2004
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$(1,024,800)	$(1,332,186)	$6,769,490	$3,756,159
Net realized gain on investment transactions	10,110,141	9,902,293	80,201,610	18,501,585
Net change in unrealized appreciation (depreciation) on investments	(8,040,745)	7,850,762	(5,807,089)	63,293,994
Net increase (decrease) in net assets resulting from operations	1,044,596	16,420,869	81,164,011	85,551,738
Distributions to shareholders (Note 2):
From net investment income:
Class A	-	-	(2,854,223)	(695,223)
Class L	-	-	(3,470,917)	(1,215,227)
Class Y	-	-	(2,316,757)	(728,998)
Class S	-	-	(5,707,125)	(1,746,765)
Class N	-	-	(20,367)	(3,216)
Total distributions from net investment income	-	-	(14,369,389)	(4,389,429)
From net realized gains:
Class A	-	-	(16,904,250)	(2,691,500)
Class L	-	-	(17,918,062)	(3,510,346)
Class Y	-	-	(10,900,232)	(1,854,997)
Class S	-	-	(26,144,087)	(4,183,823)
Class N	-	-	(147,404)	(17,902)
Total distributions from net realized gains	-	-	(72,014,035)	(12,258,568)
Net fund share transactions (Note 5):
Class A	(11,815,637)	(2,011,276)	64,637,331	55,925,449
Class L	(2,069,057)	7,819,542	35,307,207	74,933,172
Class Y	175,729	858,840	37,955,448	9,097,215
Class S	2,115,434	(6,075,814)	99,096,780	52,977,634
Class N	(1)	-	813,739	536,759
Increase (decrease) in net assets from net fund share transactions	(11,593,532)	591,292	237,810,505	193,470,229
Total increase (decrease) in net assets	(10,548,936)	17,012,161	232,591,092	262,373,970
Net assets:
Beginning of year	136,800,241	119,788,080	616,797,276	354,423,306
End of year	$126,251,305	$136,800,241	$849,388,368	$616,797,276
Distributions in excess of net investment income included in net assets at end of the year	$(5,070)	$(3,692)	$(40,746)	$(608,850)

MassMutual Select Funds – Financial Statements (Continued)

Statements of Changes in Net Assets

	MassMutual Select Destination Retirement Income Fund		MassMutual Select Destination Retirement 2010 Fund		MassMutual Select Destination Retirement 2020 Fund
	Year Ended December 31, 2005	Year Ended December 31, 2004	Year Ended December 31, 2005	Year Ended December 31, 2004	Year Ended December 31, 2005	Year Ended December 31, 2004
Increase (Decrease) in Net Assets:
Operations:
Net investment income	$8,159,890	$4,573,963	$2,929,119	$581,347	$9,110,238	$3,685,629
Net realized gain on investment transactions	3,464,486	2,031,405	2,331,996	184,040	14,151,788	2,413,077
Net change in unrealized appreciation (depreciation) on investments	(4,647,067)	2,214,026	(1,832,592)	206,624	(3,036,359)	10,048,571
Net increase in net assets resulting from operations	6,977,309	8,819,394	3,428,523	972,011	20,225,667	16,147,277
Distributions to shareholders (Note 2):
From net investment income:
Class A	(1,323,726)	(303,340)	(869,889)	(120,040)	(2,127,995)	(373,935)
Class L	(3,501,979)	(2,590,845)	(1,056,482)	(384,032)	(5,891,386)	(3,708,404)
Class Y	(3,717,136)	(2,166,399)	(934,223)	(94,844)	(1,706,889)	(186,861)
Class S	(158,967)	(31,499)	(376,371)	(41,211)	(931,744)	(226,188)
Class N	(3,141)	(2,221)	(3,424)	(1,210)	(5,049)	(1,403)
Total distributions from net investment income	(8,704,949)	(5,094,304)	(3,240,389)	(641,337)	(10,663,063)	(4,496,791)
From net realized gains:
Class A	(256,810)	(45,719)	(155,411)	(12,643)	(953,611)	(68,979)
Class L	(801,214)	(380,246)	(184,574)	(37,888)	(2,714,789)	(682,191)
Class Y	(769,250)	(309,594)	(159,464)	(9,341)	(721,793)	(32,535)
Class S	(26,946)	(4,479)	(60,535)	(4,039)	(385,665)	(39,156)
Class N	(842)	(414)	(723)	(190)	(2,734)	(370)
Total distributions from net realized gains	(1,855,062)	(740,452)	(560,707)	(64,101)	(4,778,592)	(823,231)
Net fund share transactions (Note 5):
Class A	29,313,445	11,433,428	23,208,765	6,982,968	67,225,245	20,664,735
Class L	5,692,816	97,132,419	12,708,691	22,890,852	21,613,892	203,035,431
Class Y	26,488,324	78,444,733	24,880,272	5,378,974	55,083,473	9,752,817
Class S	3,347,968	568,729	9,928,092	1,659,571	23,420,403	11,135,664
Class N	1,945	66	26,543	1,028	121,627	5,121
Increase in net assets from net fund share transactions	64,844,498	187,579,375	70,752,363	36,913,393	167,464,640	244,593,768
Total increase in net assets	61,261,796	190,564,013	70,379,790	37,179,966	172,248,652	255,421,023
Net assets:
Beginning of year	191,566,513	1,002,500	38,182,466	1,002,500	256,423,523	1,002,500
End of year	$252,828,309	$191,566,513	$108,562,256	$38,182,466	$428,672,175	$256,423,523
Distributions in excess of net investment income included in net assets at end of the year	$(3,395)	$(1,037)	$(788)	$(59)	$(4,862)	$(1,383)

The accompanying notes are an integral part of the financial statements.

	MassMutual Select Destination Retirement 2030 Fund		MassMutual Select Destination Retirement 2040 Fund
	Year Ended December 31, 2005	Year Ended December 31, 2004	Year Ended December 31, 2005	Year Ended December 31, 2004
Increase (Decrease) in Net Assets:
Operations:
Net investment income	$3,489,479	$1,348,692	$953,136	$352,784
Net realized gain on investment transactions	10,559,898	1,851,099	7,059,596	1,314,493
Net change in unrealized appreciation (depreciation) on investments	2,961,392	12,793,875	2,085,182	8,698,054
Net increase in net assets resulting from operations	17,010,769	15,993,666	10,097,914	10,365,331
Distributions to shareholders (Note 2):
From net investment income:
Class A	(956,366)	(197,990)	(253,728)	(36,253)
Class L	(2,919,055)	(1,623,799)	(1,131,929)	(620,919)
Class Y	(585,844)	(34,111)	(98,447)	(4,145)
Class S	(322,484)	(35,648)	(329,216)	(9,699)
Class N	(1,962)	(494)	(911)	(77)
Total distributions from net investment income	(4,785,711)	(1,892,042)	(1,814,231)	(671,093)
From net realized gains:
Class A	(736,225)	(20,168)	(418,704)	(8,701)
Class L	(2,391,371)	(157,884)	(1,885,024)	(139,558)
Class Y	(371,980)	(3,018)	(115,830)	(809)
Class S	(196,980)	(3,114)	(328,170)	(1,856)
Class N	(2,093)	(108)	(2,407)	(154)
Total distributions from net realized gains	(3,698,649)	(184,292)	(2,750,135)	(151,078)
Net fund share transactions (Note 5):
Class A	40,172,488	19,915,421	19,572,005	5,857,174
Class L	6,510,573	156,011,775	1,440,119	92,497,247
Class Y	29,947,392	2,843,958	7,539,775	446,989
Class S	13,825,455	3,424,692	25,786,914	1,004,758
Class N	43,095	1,564	23,549	200
Increase in net assets from net fund share transactions	90,499,003	182,197,410	54,362,362	99,806,368
Total increase in net assets	99,025,412	196,114,742	59,895,910	109,349,528
Net assets:
Beginning of year	197,117,242	1,002,500	110,352,028	1,002,500
End of year	$296,142,654	$197,117,242	$170,247,938	$110,352,028
Distributions in excess of net investment income included in net assets at end of the year	$(3,539)	$(1,095)	$(2,000)	$(660)

MassMutual Select Strategic Bond Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A				Class L
	Year ended 12/31/05		Period ended 12/31/04+		Year ended 12/31/05	Period ended 12/31/04+
Net asset value, beginning of year	$10.00		$10.00		$10.00	$10.00
Income (loss) from investment operations:
Net investment income	0.33	***	0.00		0.39 ***	0.00
Net realized and unrealized loss on investments	(0.19)		0.00		(0.23)	0.00
Total income from investment operations	0.14		0.00		0.16	0.00
Less distributions to shareholders:
From net investment income	(0.17)		-		(0.18)	-
Net asset value, end of year	$9.97		$10.00		$9.98	$10.00

Total Return(a)	1.37	% (b)	0.00	%‡	1.57%	0.00	%‡
Ratios / Supplemental Data:
Net assets, end of year (000's)	$20,689		$101		$3,933	$101
Ratio of expenses to average daily net assets:
Before expense waiver	1.21%		-	‡	0.96%	-	‡
After expense waiver#	1.00%		N/A‡		0.75%	N/A‡
Net investment income to average daily net assets	3.25%		0.00	%‡	3.82%	0.00	%‡
Portfolio turnover rate	566%		N/A		566%	N/A
	Class Y				Class S
	Year ended 12/31/05		Period ended 12/31/04+		Year ended 12/31/05	Period ended 12/31/04+
Net asset value, beginning of year	$10.00		$10.00		$10.00	$10.00
Income (loss) from investment operations:
Net investment income	0.37	***	0.00		0.33 ***	0.00
Net realized and unrealized loss on investments	(0.21)		0.00		(0.16)	0.00
Total income from investment operations	0.16		0.00		0.17	0.00
Less distributions to shareholders:
From net investment income	(0.18)		-		(0.18)	-
Net asset value, end of year	$9.98		$10.00		$9.99	$10.00

Total Return(a)	1.57%		0.00	%‡	1.65%	0.00	%‡
Ratios / Supplemental Data:
Net assets, end of year (000's)	$59,396		$101		$62,533	$49,596
Ratio of expenses to average daily net assets:
Before expense waiver	0.81%		-	‡	0.76%	-	‡
After expense waiver#	0.75%		N/A‡		0.70%	N/A‡
Net investment income to average daily net assets	3.64%		0.00	%‡	3.23%	0.00	%‡
Portfolio turnover rate	566%		N/A		566%	N/A

***  Per share amount calculated on the average shares method.

+  The Fund commenced operations on December 31, 2004.

‡  Amounts are de minimus due to the short period of operations.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the year ended December 31, 2005.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the period presented if they reflected these charges.

(b)  Total Return excludes a front-end sales charge and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class N
	Year ended 12/31/05		Period ended 12/31/04+
Net asset value, beginning of year	$10.00		$10.00
Income (loss) from investment operations:
Net investment income	0.28	***	0.00
Net realized and unrealized gain on investments	(0.18)		0.00
Total income from investment operations	0.10		0.00
Less distributions to shareholders:
From net investment income	(0.14)		-
Net asset value, end of year	$9.96		$10.00
Total Return(a)	0.99	% (b)	0.00	%‡
Ratios / Supplemental Data:
Net assets, end of year (000's)	$208		$101
Ratio of expenses to average daily net assets:
Before expense waiver	1.51%		-	‡
After expense waiver#	1.30%		N/A‡
Net investment income to average daily net assets	2.78%		0.00	%‡
Portfolio turnover rate	566%		N/A

***  Per share amount calculated on the average shares method.

+  The Fund commenced operations on December 31, 2004.

‡  Amounts are de minimus due to the short period of operations.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the year ended December 31, 2005.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the period presented if they reflected these charges.

(b)  Total Return excludes a contingent deferred sales charge and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Balanced Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A
	Year ended 12/31/05†		Year ended 12/31/04		Period ended 12/31/03+
Net asset value, beginning of year	$10.45		$10.00		$10.00
Income (loss) from investment operations:
Net investment income	0.15	*	0.11	*	-
Net realized and unrealized gain on investments	0.20		0.42		-
Total income from investment operations	0.35		0.53		0.00
Less distributions to shareholders:
From net investment income	(0.18)		(0.08)		-
From net realized gains	(0.06)		-		-
Total distributions	(0.24)		(0.08)		-
Net asset value, end of year	$10.56		$10.45		$10.00

Total Return(a)	3.33	% (b)	5.34	% (b)	-	‡
Ratios / Supplemental Data:
Net assets, end of year (000's)	$26,267		$32,987		$1
Ratio of expenses to average daily net assets:
Before expense waiver	1.23%		1.24%		-	‡
After expense waiver#	1.21%		1.21	% (c)	-	‡
Net investment income to average daily net assets	1.40%		1.10%		-	‡
Portfolio turnover rate	211%		129%		N/A
	Class L
	Year ended 12/31/05†		Year ended 12/31/04		Period ended 12/31/03+
Net asset value, beginning of year	$10.48		$10.00		$10.00
Income (loss) from investment operations:
Net investment income	0.18	*	0.13	*	-
Net realized and unrealized gain on investments	0.20		0.43		-
Total income from investment operations	0.38		0.56		0.00
Less distributions to shareholders:
From net investment income	(0.22)		(0.08)		-
From net realized gains	(0.06)		-		-
Total distributions	(0.28)		(0.08)		-
Net asset value, end of year	$10.58		$10.48		$10.00

Total Return(a)	3.63%		5.62%		-	‡
Ratios / Supplemental Data:
Net assets, end of year (000's)	$101,151		$104,995		$1
Ratio of expenses to average daily net assets:
Before expense waiver	0.98%		0.98%		-	‡
After expense waiver#	0.96%		0.96	% (c)	-	‡
Net investment income to average daily net assets	1.68%		1.28%		-	‡
Portfolio turnover rate	211%		129%		N/A

*  Per share amount calculated on the average shares method.

†  Effective January 1, 2005, brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality. (See Note 3).

+  The Fund commenced operations on December 31, 2003.

‡  Amounts are de minimis due to the short period of operations.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the years ended December 31, 2003, 2004 and 2005.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

(b)  Total Return excludes a front-end sales charge and would be lower for the years presented if it reflected these charges.

(c)  The Fund has entered into an agreement with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Balanced Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class Y
	Year ended 12/31/05†	Year ended 12/31/04		Period ended 12/31/03+
Net asset value, beginning of year	$10.48	$10.00		$10.00
Income (loss) from investment operations:
Net investment income	0.19 *	0.14	*	-
Net realized and unrealized gain on investments	0.20	0.43		-
Total income from investment operations	0.39	0.57		0.00
Less distributions to shareholders:
From net investment income	(0.23)	(0.09)		-
From net realized gains	(0.06)	-		-
Total distributions	(0.29)	(0.09)		-
Net asset value, end of year	$10.58	$10.48		$10.00

Total Return(a)	3.76%	5.74%		-	‡
Ratios / Supplemental Data:
Net assets, end of year (000's)	$78,145	$99,246		$1
Ratio of expenses to average daily net assets:
Before expense waiver	0.83%	0.83%		-	‡
After expense waiver#	0.81%	0.81	% (c)	-	‡
Net investment income to average daily net assets	1.82%	1.41%		-	‡
Portfolio turnover rate	211%	129%		N/A
	Class S
	Year ended 12/31/05†	Year ended 12/31/04		Period ended 12/31/03+
Net asset value, beginning of year	$10.49	$10.00		$10.00
Income (loss) from investment operations:
Net investment income	0.20 *	0.12	*	-
Net realized and unrealized gain on investments	0.19	0.47		-
Total income from investment operations	0.39	0.59		0.00
Less distributions to shareholders:
From net investment income	(0.24)	(0.10)		-
From net realized gains	(0.06)	-		-
Total distributions	(0.30)	(0.10)		-
Net asset value, end of year	$10.58	$10.49		$10.00

Total Return(a)	3.85%	5.76%		-	‡
Ratios / Supplemental Data:
Net assets, end of year (000's)	$15,026	$13,159		$10,001
Ratio of expenses to average daily net assets:
Before expense waiver	0.78%	0.84%		-	‡
After expense waiver#	0.76%	0.76	% (c)	-	‡
Net investment income to average daily net assets	1.90%	1.18%		-	‡
Portfolio turnover rate	211%	129%		N/A

*  Per share amount calculated on the average share method.

†  Effective January 1, 2005, brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality. (See Note 3).

+  The Fund commenced operations on December 31, 2003.

‡  Amounts are de minimis due to the short period of operations.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the years ended December 31, 2003, 2004 and 2005.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

(c)  The Fund has entered into an agreement with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Balanced Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class N
	Year ended 12/31/05†		Year ended 12/31/04		Period ended 12/31/03+
Net asset value, beginning of year	$10.46		$10.00		$10.00
Income (loss) from investment operations:
Net investment income	0.12	*	0.08	*	-
Net realized and unrealized gain on investments	0.21		0.42		-
Total income from investment operations	0.33		0.50		0.00
Less distributions to shareholders:
From net investment income	(0.17)		(0.04)		-
From net realized gains	(0.06)		-		-
Total distributions	(0.23)		(0.04)		-
Net asset value, end of year	$10.56		$10.46		$10.00

Total Return(a)	3.02	% (b)	5.02	% (b)	-	‡
Ratios / Supplemental Data:
Net assets, end of year (000's)	$419		$422		$1
Ratio of expenses to average daily net assets:
Before expense waiver	1.53%		1.55%		-	‡
After expense waiver#	1.51%		1.51	% (c)	-	‡
Net investment income to average daily net assets	1.13%		0.78%		-	‡
Portfolio turnover rate	211%		129%		N/A

*  Per share amount calculated on the average share method.

†  Effective January 1, 2005, brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality. (See Note 3).

+  The Fund commenced operations on December 31, 2003.

‡  Amounts are de minimis due to the short period of operations.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the years ended December 31, 2003, 2004 and 2005.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

(b)  Total Return excludes a contingent deferred sales charge and would be lower for the period presented if it reflected these charges.

(c)  The Fund has entered into an agreement with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Diversified Value Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A				Class L
	Year ended 12/31/05		Period ended 12/31/04†		Year ended 12/31/05	Period ended 12/31/04†
Net asset value, beginning of year	$10.93		$10.00		$10.93	$10.00
Income (loss) from investment operations:
Net investment income	0.14	***	0.04	***	0.17 ***	0.05	***
Net realized and unrealized gain on investments	0.54		0.94		0.54	0.94
Total income from investment operations	0.68		0.98		0.71	0.99
Less distributions to shareholders:
From net investment income	(0.12)		(0.04)		(0.13)	(0.05)
From net realized gains	(0.23)		(0.01)		(0.23)	(0.01)
Total distributions	(0.35)		(0.05)		(0.36)	(0.06)
Net asset value, end of year	$11.26		$10.93		$11.28	$10.93

Total Return(a)	6.23	% (b)	9.83	% **(b)	6.42%	9.99	% **
Ratios / Supplemental Data:
Net assets, end of year (000's)	$29,953		$4,998		$29,455	$20,480
Ratio of expenses to average daily net assets:
Before expense waiver	1.09%		1.15	% *	0.80%	0.86	% *
After expense waiver#	N/A		1.09	% *	N/A	0.80	% *
Net investment income to average daily net assets	1.27%		1.99	% *	1.55%	2.28	% *
Portfolio turnover rate	16%		5	% **	16%	5	% **
	Class Y				Class S
	Year ended 12/31/05		Period ended 12/31/04†		Year ended 12/31/05	Period ended 12/31/04†
Net asset value, beginning of year	$10.93		$10.00		$10.94	$10.00
Income (loss) from investment operations:
Net investment income	0.19	***	0.05	***	0.19 ***	0.06	***
Net realized and unrealized gain on investments	0.53		0.94		0.53	0.94
Total income from investment operations	0.72		0.99		0.72	1.00
Less distributions to shareholders:
From net investment income	(0.15)		(0.05)		(0.15)	(0.05)
From net realized gains	(0.23)		(0.01)		(0.23)	(0.01)
Total distributions	(0.38)		(0.06)		(0.38)	(0.06)
Net asset value, end of year	$11.27		$10.93		$11.28	$10.94

Total Return(a)	6.61%		9.91	% **	6.59%	10.03	% **
Ratios / Supplemental Data:
Net assets, end of year (000's)	$56,761		$1,273		$186,641	$173,341
Ratio of expenses to average daily net assets:
Before expense waiver	0.69%		0.75	% *	0.59%	0.65	% *
After expense waiver#	N/A		0.69	% *	N/A	0.59	% *
Net investment income to average daily net assets	1.70%		2.39	% *	1.75%	2.49	% *
Portfolio turnover rate	16%		5	% **	16%	5	% **

*  Annualized.

**  Percentages represent results for the period and are not annualized.

***  Per share amount calculated on the average share method.

†  For the period from October 15, 2004 (commencement of operations) through December 31, 2004.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expense of the Fund for the period October 15, 2004 through December 31, 2004.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the period presented if they reflected these charges.

(b)  Total return excludes a front end sales charge for Class A and would be lower for the period presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Diversified Value Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class N
	Year ended 12/31/05		Year ended 12/31/04†
Net asset value, beginning of year	$10.94		$10.00
Income (loss) from investment operations:
Net investment income	0.11	***	0.04	***
Net realized and unrealized gain on investments	0.52		0.94
Total income from investment operations	0.63		0.98
Less distributions to shareholders:
From net investment income	(0.06)		(0.03)
From net realized gains	(0.23)		(0.01)
Total distributions	(0.29)		(0.04)
Net asset value, end of year	$11.28		$10.94
Total Return(a)	5.77	% (b)	9.84	% **(b)
Ratios / Supplemental Data:
Net assets, end of year (000's)	$147		$187
Ratio of expenses to average daily net assets:
Before expense waiver	1.40%		1.46	% *
After expense waiver#	N/A		1.40	% *
Net investment income to average daily net assets	0.95%		1.63	% *
Portfolio turnover rate	16%		5	% **

*  Annualized.

**  Percentages represent results for the period and are not annualized.

***  Per share amount calculated on the average share method.

†  For the period from October 15, 2004 (commencement of operations) through December 31, 2004.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the period October 15, 2004 through December 31, 2004.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the period presented if they reflected these charges.

(b)  Total return excludes a front end sales charge for Class A and a contingent deferred sales charge for Class N and would be lower for the period presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Fundamental Value Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A
	Year ended 12/31/05†		Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02		Period ended 12/31/01+
Net asset value, beginning of year	$10.75		$10.01		$7.79		$10.00		$10.00
Income (loss) from investment operations:
Net investment income	0.11	***	0.10	***	0.10	***	0.08	***	-
Net realized and unrealized gain (loss) on investments	0.65		0.84		2.19		(2.25)		-
Total income (loss) from investment operations	0.76		0.94		2.29		(2.17)		0.00
Less distributions to shareholders:
From net investment income	(0.11)		(0.09)		(0.07)		(0.04)		-
From net realized gains	(0.26)		(0.11)		-		-		-
Total distributions	(0.37)		(0.20)		(0.07)		(0.04)		-
Net asset value, end of year	$11.14		$10.75		$10.01		$7.79		$10.00

Total Return(a)	7.08	% (c)	9.34	% (c)	29.43%		(21.67)%		-
Ratios / Supplemental Data:
Net assets, end of year (000's)	$252,362		$214,886		$129,552		$37,973		$1
Ratio of expenses to average daily net assets:
Before expense waiver	1.23%		1.23%		1.24%		1.27%		-
After expense waiver#	N/A		1.22	% (b)	1.22	% (b)	1.20	% (b)	-
Net investment income to average daily net assets	0.97%		0.96%		1.18%		1.00%		-
Portfolio turnover rate	33%		31%		28%		38%		N/A
	Class L
	Year ended 12/31/05†		Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02		Period ended 12/31/01+
Net asset value, beginning of year	$10.78		$10.03		$7.81		$10.00		$10.00
Income (loss) from investment operations:
Net investment income	0.14	***	0.12	***	0.13	***	0.10	***	-
Net realized and unrealized gain (loss) on investments	0.64		0.85		2.18		(2.24)		-
Total income (loss) from investment operations	0.78		0.97		2.31		(2.14)		0.00
Less distributions to shareholders:
From net investment income	(0.13)		(0.11)		(0.09)		(0.05)		-
From net realized gains	(0.26)		(0.11)		-		-		-
Total distributions	(0.39)		(0.22)		(0.09)		(0.05)		-
Net asset value, end of year	$11.17		$10.78		$10.03		$7.81		$10.00

Total Return(a)	7.28%		9.65%		29.56%		(21.40)%		-
Ratios / Supplemental Data:
Net assets, end of year (000's)	$231,639		$236,583		$133,178		$44,235		$1
Ratio of expenses to average daily net assets:
Before expense waiver	0.98%		0.98%		0.99%		1.02%		-
After expense waiver#	N/A		0.97	% (b)	0.97	% (b)	0.95	% (b)	-
Net investment income to average daily net assets	1.23%		1.21%		1.44%		1.24%		-
Portfolio turnover rate	33%		31%		28%		38%		N/A

***  Per share amount calculated on the average shares method.

†  Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality. (see Note 3)

+  The Fund commenced operations on December 31, 2001.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the year ended December 31, 2002.

(a)  Employee benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

(b)  The Fund has entered into an agreement with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.

(c)  Total Return excludes a front-end sales charge and would be lower for the periods presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Fundamental Value Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class Y
	Year ended 12/31/05†	Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02		Period ended 12/31/01+
Net asset value, beginning of year	$10.78	$10.03		$7.80		$10.00		$10.00
Income (loss) from investment operations:
Net investment income	0.15 ***	0.14	***	0.14	***	0.12	***	-
Net realized and unrealized gain (loss) on investments	0.66	0.84		2.19		(2.26)		-
Total income (loss) from investment operations	0.81	0.98		2.33		(2.14)		0.00
Less distributions to shareholders:
From net investment income	(0.14)	(0.12)		(0.10)		(0.06)		-
From net realized gains	(0.26)	(0.11)		-		-		-
Total distributions	(0.40)	(0.23)		(0.10)		(0.06)		-
Net asset value, end of year	$11.19	$10.78		$10.03		$7.80		$10.00

Total Return(a)	7.55%	9.78%		29.82%		(21.41)%		-
Ratios / Supplemental Data:
Net assets, end of year (000's)	$85,569	$120,769		$82,989		$40,511		$1
Ratio of expenses to average daily net assets:
Before expense waiver	0.83%	0.83%		0.84%		0.87%		-
After expense waiver#	N/A	0.82	% (b)	0.82	% (b)	0.81	% (b)	-
Net investment income to average daily net assets	1.35%	1.35%		1.60%		1.44%		-
Portfolio turnover rate	33%	31%		28%		38%		N/A
	Class S
	Year ended 12/31/05†	Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02		Period ended 12/31/01+
Net asset value, beginning of year	$10.80	$10.05		$7.81		$10.00		$10.00
Income (loss) from investment operations:
Net investment income	0.16 ***	0.14	***	0.14	***	0.12	***	-
Net realized and unrealized gain (loss) on investments	0.66	0.85		2.20		(2.25)		-
Total income (loss) from investment operations	0.82	0.99		2.34		(2.13)		0.00
Less distributions to shareholders:
From net investment income	(0.16)	(0.13)		(0.10)		(0.06)		-
From net realized gains	(0.26)	(0.11)		-		-		-
Total distributions	(0.42)	(0.24)		(0.10)		(0.06)		-
Net asset value, end of year	$11.20	$10.80		$10.05		$7.81		$10.00

Total Return(a)	7.57%	9.80%		29.97%		(21.35)%		-
Ratios / Supplemental Data:
Net assets, end of year (000's)	$418,271	$325,701		$228,535		$101,228		$10,001
Ratio of expenses to average daily net assets:
Before expense waiver	0.79%	0.79%		0.80%		0.83%		-
After expense waiver#	N/A	0.78	% (b)	0.78	% (b)	0.77	% (b)	-
Net investment income to average daily net assets	1.41%	1.40%		1.63%		1.36%		-
Portfolio turnover rate	33%	31%		28%		38%		N/A

***  Per share amount calculated on the average shares method.

†  Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality. (see Note 3)

+  The Fund commenced operations on December 31, 2001.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the year ended December 31, 2002.

(a)  Employee benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

(b)  The Fund has entered into an agreement with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Fundamental Value Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class N
	Year ended 12/31/05†		Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02++
Net asset value, beginning of year	$10.69		$9.94		$7.76		$7.76
Income (loss) from investment operations:
Net investment income (loss)	0.07	***	0.07	***	0.08	***	(0.00	)***††
Net realized and unrealized gain (loss) on investments	0.65		0.84		2.17		(0.00	)††
Total income (loss) from investment operations	0.72		0.91		2.25		(0.00)
Less distributions to shareholders:
From net investment income	(0.08)		(0.05)		(0.07)		-
From net realized gains	(0.26)		(0.11)		-		-
Total distributions	(0.34)		(0.16)		(0.07)		-
Net asset value, end of year	$11.07		$10.69		$9.94		$7.76

Total Return(a)	6.76	% (c)	9.10	% (c)	29.03	% (c)	-	‡
Ratios / Supplemental Data:
Net assets, end of year (000's)	$1,998		$1,644		$1,968		$101
Ratio of expenses to average daily net assets:
Before expense waiver	1.53%		1.53%		1.54%		-	‡
After expense waiver	N/A		1.52	% (b)	1.52	% (b)	-	‡
Net investment income to average daily net assets	0.67%		0.65%		0.83%		-	‡
Portfolio turnover rate	33%		31%		28%		38%

***  Per share amount calculated on the average shares method.

†  Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality. (see Note 3)

††  Net investment loss and net realized and unrealized gain(loss) on investments are less than $0.01 per share.

++  Class N commenced operations on December 31, 2002.

‡  Amounts are de minimis due to the short period of operations.

(a)  Employee benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

(b)  The Fund has entered into an agreement with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.

(c)  Total Return excludes contingent deferred sales charge and would be lower for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Value Equity Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A
	Year ended 12/31/05†		Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02	Period ended 12/31/01+
Net asset value, beginning of year	$10.48		$9.55		$7.66		$9.34	$10.00
Income (loss) from investment operations:
Net investment income	0.04	***	0.07	***	0.08	***	0.07 ***	0.04	***
Net realized and unrealized gain (loss) on investments	1.02		1.16		1.91		(1.68)	(0.67)
Total income (loss) from investment operations	1.06		1.23		1.99		(1.61)	(0.63)
Less distributions to shareholders:
From net investment income	(0.04)		(0.07)		(0.10)		(0.07)	(0.03)
From net realized gains	(1.01)		(0.23)		-		-	-
Total distributions	(1.05)		(0.30)		(0.10)		(0.07)	(0.03)
Net asset value, end of year	$10.49		$10.48		$9.55		$7.66	$9.34

Total Return(a)	10.16	% (c)	12.91	% (c)	25.96%		(17.28)%	(6.29	)% **
Ratios / Supplemental Data:
Net assets, end of year (000's)	$28,829		$25,523		$21,341		$15,852	$8,881
Ratio of expenses to average daily net assets:
Before expense waiver	1.30%		1.33%		1.29%		1.30%	1.29	% *
After expense waiver#	N/A		1.29	% (b)	1.27	% (b)	1.29%	1.29	% *
Net investment income to average daily net assets	0.36%		0.69%		0.99%		0.79%	0.65	% *
Portfolio turnover rate	94%		161%		66%		105%	62	% **
	Class L
	Year ended 12/31/05†		Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02	Period ended 12/31/01+
Net asset value, beginning of year	$10.50		$9.57		$7.67		$9.34	$10.00
Income (loss) from investment operations:
Net investment income	0.06	***	0.09	***	0.10	***	0.09 ***	0.05	***
Net realized and unrealized gain (loss) on investments	1.02		1.17		1.92		(1.67)	(0.67)
Total income (loss) from investment operations	1.08		1.26		2.02		(1.58)	(0.62)
Less distributions to shareholders:
From net investment income	(0.06)		(0.10)		(0.12)		(0.09)	(0.04)
From net realized gains	(1.01)		(0.23)		-		-	-
Total distributions	(1.07)		(0.33)		(0.12)		(0.09)	(0.04)
Net asset value, end of year	$10.51		$10.50		$9.57		$7.67	$9.34

Total Return(a)	10.39%		13.16%		26.34%		(16.97)%	(6.21	)% **
Ratios / Supplemental Data:
Net assets, end of year (000's)	$8,753		$7,461		$6,313		$4,727	$2,658
Ratio of expenses to average daily net assets:
Before expense waiver	1.05%		1.08%		1.04%		1.05%	1.05	% *
After expense waiver#	N/A		1.04	% (b)	1.02	% (b)	1.04%	1.04	% *
Net investment income to average daily net assets	0.60%		0.94%		1.24%		1.07%	0.87	% *
Portfolio turnover rate	94%		161%		66%		105%	62	% **

*  Annualized.

**  Percentages represent results for the period and are not annualized.

***  Per share amount calculated on the average shares method.

†  Effective January 1, 2005, brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality. (See Note 3)

+  For the period from May 1, 2001 (commencement of operations) through December 31, 2001.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the period October 1, 2001 through December 31, 2001 and for the year ended December 31, 2002.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

(b)  The Fund has entered into an agreement with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.

(c)  Total Return excludes a front-end sales charge and would be lower for the periods presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Value Equity Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class Y
	Year ended 12/31/05†	Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02	Period ended 12/31/01+
Net asset value, beginning of year	$10.54	$9.59		$7.68		$9.35	$10.00
Income (loss) from investment operations:
Net investment income	0.08 ***	0.10	***	0.12	***	0.10 ***	0.06	***
Net realized and unrealized gain (loss) on investments	1.02	1.19		1.91		(1.67)	(0.67)
Total income (loss) from investment operations	1.10	1.29		2.03		(1.57)	(0.61)
Less distributions to shareholders:
From net investment income	(0.08)	(0.11)		(0.12)		(0.10)	(0.04)
From net realized gains	(1.01)	(0.23)		-		-	-
Total distributions	(1.09)	(0.34)		(0.12)		(0.10)	(0.04)
Net asset value, end of year	$10.55	$10.54		$9.59		$7.68	$9.35

Total Return(a)	10.49%	13.47%		26.40%		(16.87)%	(6.12	)% **
Ratios / Supplemental Data:
Net assets, end of year (000's)	$4,110	$2,891		$3,378		$7,543	$5,977
Ratio of expenses to average daily net assets:
Before expense waiver	0.90%	0.93%		0.88%		0.90%	0.90	% *
After expense waiver#	N/A	0.88	% (b)	0.86	% (b)	0.89%	0.90	% *
Net investment income to average daily net assets	0.75%	1.06%		1.42%		1.18%	0.93	% *
Portfolio turnover rate	94%	161%		66%		105%	62	% **
	Class S
	Year ended 12/31/05†	Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02	Period ended 12/31/01+
Net asset value, beginning of year	$10.52	$9.59		$7.68		$9.35	$10.00
Income (loss) from investment operations:
Net investment income	0.09 ***	0.11	***	0.12	***	0.10 ***	0.07	***
Net realized and unrealized gain (loss) on investments	1.02	1.17		1.92		(1.68)	(0.68)
Total income (loss) from investment operations	1.11	1.28		2.04		(1.58)	(0.61)
Less distributions to shareholders:
From net investment income	(0.08)	(0.12)		(0.13)		(0.09)	(0.04)
From net realized gains	(1.01)	(0.23)		-		-	-
Total distributions	(1.09)	(0.35)		(0.13)		(0.09)	(0.04)
Net asset value, end of year	$10.54	$10.52		$9.59		$7.68	$9.35

Total Return(a)	10.66%	13.31%		26.63%		(16.83)%	(6.09	)% **
Ratios / Supplemental Data:
Net assets, end of year (000's)	$55,895	$51,940		$67,536		$60,499	$51,604
Ratio of expenses to average daily net assets:
Before expense waiver	0.85%	0.88%		0.84%		0.85%	0.87	% *
After expense waiver#	N/A	0.84	% (b)	0.82	% (b)	0.84%	0.86	% *
Net investment income to average daily net assets	0.81%	1.12%		1.45%		1.22%	1.05	% *
Portfolio turnover rate	94%	161%		66%		105%	62	% **

*  Annualized.

**  Percentages represent results for the period and are not annualized.

***  Per share amount calculated on the average shares method.

†  Effective January 1, 2005, brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality. (See Note 3)

+  For the period from May 1, 2001 (commencement of operations) through December 31, 2001.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the period October 1, 2001 through December 31, 2001 and for the year ended December 31, 2002.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

(b)  The Fund has entered into an agreement with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Value Equity Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class N
	Year ended 12/31/05†		Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02++
Net asset value, beginning of year	$10.50		$9.56		$7.63		$7.62
Income (loss) from investment operations:
Net investment income	0.01	***	0.04	***	0.06	***	0.00	***††
Net realized and unrealized gain on investments	1.01		1.15		1.90		0.01
Total income from investment operations	1.02		1.19		1.96		0.01
Less distributions to shareholders:
From net investment income	(0.00	)†††	(0.02)		(0.03)		-
From net realized gains	(1.01)		(0.23)		-		-
Total distributions	(1.01)		(0.25)		(0.03)		-
Net asset value, end of year	$10.51		$10.50		$9.56		$7.63

Total Return(a)	9.83	% (c)	12.51	% (c)	25.73	% (c)	-	‡
Ratios / Supplemental Data:
Net assets, end of year (000's)	$140		$282		$315		$101
Ratio of expenses to average daily net assets:
Before expense waiver	1.59%		1.63%		1.58%		-	‡
After expense waiver	N/A		1.58	% (b)	1.56	% (b)	-	‡
Net investment income to average daily net assets	0.06%		0.39%		0.70%		-	‡
Portfolio turnover rate	94%		161%		66%		105%

***  Per share amount calculated on the average shares method.

†  Effective January 1, 2005, brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality. (See Note 3)

††  Net investment income is less than $0.01 per share.

†††  Distribution from net investment income is less than $0.01 per share.

++  Class N commenced operations on December 31, 2002.

‡  Amounts are de minimis due to the short period of operations.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

(b)  The Fund has entered into an agreement with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.

(c)  Total Return excludes contingent deferred sales charge and would be lower for the periods presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Large Cap Value Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A
	Year ended 12/31/05†		Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02		Year ended 12/31/01
Net asset value, beginning of year	$10.39		$9.35		$7.24		$8.74		$9.92
Income (loss) from investment operations:
Net investment income	0.05	***	0.04	***	0.04	***	0.02	***	0.01 ***
Net realized and unrealized gain (loss) on investments	0.89		1.04		2.10		(1.49)		(1.18)
Total income (loss) from investment operations	0.94		1.08		2.14		(1.47)		(1.17)
Less distributions to shareholders:
From net investment income	(0.05)		(0.04)		(0.03)		(0.03)		(0.01)
Net asset value, end of year	$11.28		$10.39		$9.35		$7.24		$8.74

Total Return(a)	9.05	% (c)	11.55	% (c)	29.61%		(16.86)%		(11.75)%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$354,647		$266,753		$153,918		$92,001		$73,431
Ratio of expenses to average daily net assets:
Before expense waiver	1.25%		1.25%		1.25%		1.24%		1.25%
After expense waiver#	N/A		1.25	% (b)	1.24	% (b)	1.23	% (b)	1.24%
Net investment income to average daily net assets	0.44%		0.41%		0.45%		0.29%		0.12%
Portfolio turnover rate	7%		3%		7%		25%		20%
	Class L
	Year ended 12/31/05†		Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02		Year ended 12/31/01
Net asset value, beginning of year	$10.43		$9.37		$7.26		$8.76		$9.93
Income (loss) from investment operations:
Net investment income	0.07	***	0.06	***	0.06	***	0.04	***	0.03 ***
Net realized and unrealized gain (loss) on investments	0.90		1.06		2.10		(1.50)		(1.17)
Total income (loss) from investment operations	0.97		1.12		2.16		(1.46)		(1.14)
Less distributions to shareholders:
From net investment income	(0.08)		(0.06)		(0.05)		(0.04)		(0.03)
Net asset value, end of year	$11.32		$10.43		$9.37		$7.26		$8.76

Total Return(a)	9.25%		11.94%		29.79%		(16.64)%		(11.47)%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$369,858		$316,841		$207,025		$114,417		$105,322
Ratio of expenses to average daily net assets:
Before expense waiver	1.00%		1.00%		1.00%		1.00%		1.00%
After expense waiver#	N/A		1.00	% (b)	0.99	% (b)	0.98	% (b)	0.99%
Net investment income to average daily net assets	0.69%		0.65%		0.70%		0.53%		0.37%
Portfolio turnover rate	7%		3%		7%		25%		20%

***  Per share amount calculated on the average shares method.

†  Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change. (see note 3)

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the periods May 1, 2001 through December 31, 2001, January 1, 2002 through April 30, 2002 and the year ended December 31, 2003.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth by their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

(b)  The Fund has entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.

(c)  Total Return excludes a front-end sales charge and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Large Cap Value Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class Y
	Year ended 12/31/05†	Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02		Year ended 12/31/01
Net asset value, beginning of year	$10.45	$9.39		$7.27		$8.77		$9.94
Income (loss) from investment operations:
Net investment income	0.09 ***	0.08	***	0.07	***	0.05	***	0.05 ***
Net realized and unrealized gain (loss) on investments	0.89	1.05		2.11		(1.50)		(1.18)
Total income (loss) from investment operations	0.98	1.13		2.18		(1.45)		(1.13)
Less distributions to shareholders:
From net investment income	(0.09)	(0.07)		(0.06)		(0.05)		(0.04)
Net asset value, end of year	$11.34	$10.45		$9.39		$7.27		$8.77

Total Return(a)	9.37%	12.06%		30.04%		(16.52)%		(11.34)%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$146,699	$127,223		$78,751		$39,762		$52,286
Ratio of expenses to average daily net assets:
Before expense waiver	0.85%	0.85%		0.85%		0.84%		0.85%
After expense waiver#	N/A	0.85	% (b)	0.84	% (b)	0.83	% (b)	0.84%
Net investment income to average daily net assets	0.84%	0.81%		0.85%		0.66%		0.52%
Portfolio turnover rate	7%	3%		7%		25%		20%
	Class S
	Year ended 12/31/05†	Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02		Year ended 12/31/01
Net asset value, beginning of year	$10.46	$9.40		$7.27		$8.78		$9.94
Income (loss) from investment operations:
Net investment income	0.10 ***	0.09	***	0.08	***	0.06	***	0.06 ***
Net realized and unrealized gain (loss) on investments	0.90	1.05		2.12		(1.51)		(1.17)
Total income (loss) from investment operations	1.00	1.14		2.20		(1.45)		(1.11)
Less distributions to shareholders:
From net investment income	(0.10)	(0.08)		(0.07)		(0.06)		(0.05)
Net asset value, end of year	$11.36	$10.46		$9.40		$7.27		$8.78

Total Return(a)	9.57%	12.11%		30.24%		(16.53)%		(11.20)%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$546,331	$436,983		$339,287		$233,510		$277,873
Ratio of expenses to average daily net assets:
Before expense waiver	0.76%	0.76%		0.76%		0.75%		0.76%
After expense waiver#	N/A	0.76	% (b)	0.75	% (b)	0.74	% (b)	0.75%
Net investment income to average daily net assets	0.93%	0.88%		0.94%		0.76%		0.62%
Portfolio turnover rate	7%	3%		7%		25%		20%

***  Per share amount calculated on the average shares method.

†  Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change. (see note 3)

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the periods May 1, 2001 through December 31, 2001, January 1, 2002 through April 30, 2002 and the year ended December 31, 2003.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth by their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

(b)  The Fund has entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Large Cap Value Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class N
	Year ended 12/31/05†		Year ended 12/31/04		Year ended 12/31/03		Period ended 12/31/02++
Net asset value, beginning of year	$10.29		$9.25		$7.21		$7.19
Income (loss) from investment operations:
Net investment income	0.02	***	0.01	***	0.03	***	0.00	***††
Net realized and unrealized gain on investments	0.87		1.03		2.07		0.02
Total income from investment operations	0.89		1.04		2.10		0.02
Less distributions to shareholders:
From net investment income	(0.01)		-		(0.06)		-
Net asset value, end of year	$11.17		$10.29		$9.25		$7.21

Total Return(a)	8.65	% (c)	11.24	%(c)	29.18	% (c)	-	‡
Ratios / Supplemental Data:
Net assets, end of year (000's)	$2,279		$2,911		$2,891		$101
Ratio of expenses to average daily net assets:
Before expense waiver	1.55%		1.55%		1.57%		-	‡
After expense waiver#	N/A		1.55%		1.56	% (b)	-	‡
Net investment income to average daily net assets	0.15%		0.08%		0.33%		-	‡
Portfolio turnover rate	7%		3%		7%		25%

***  Per share amount calculated on the average shares method.

†  Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change. (see note 3)

††  Net investment income is less than $0.01 per share.

++  Class N commenced operations on December 31, 2002.

‡  Amounts are de minimis due to the short period of operations.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the year ended December 31, 2003.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth by their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

(b)  The Fund has entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.

(c)  Total Return excludes contingent deferred sales charge and would be lower for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Indexed Equity Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A
	Year ended 12/31/05		Year ended 12/31/04		Year ended 12/31/03	Year ended 12/31/02	Year ended 12/31/01
Net asset value, beginning of year	$11.12		$10.23		$8.09	$10.55	$12.17
Income (loss) from investment operations:
Net investment income	0.13	***	0.13	***	0.08 ***	0.07 ***	0.06 ***
Net realized and unrealized gain (loss) on investments	0.33		0.89		2.14	(2.47)	(1.60)
Total income (loss) from investment operations	0.46		1.02		2.22	(2.40)	(1.54)
Less distributions to shareholders:
From net investment income	(0.11)		(0.13)		(0.08)	(0.06)	(0.08)
Net asset value, end of year	$11.47		$11.12		$10.23	$8.09	$10.55

Total Return(a)	4.17	% (b)	10.01	% (b)	27.49%	(22.74)%	(12.69)%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$271,778		$275,920		$160,470	$70,695	$81,682
Ratio of expenses to average daily net assets:
Before expense waiver	0.85%		0.85%		0.85%	0.85%	0.86%
After expense waiver#	0.75%		0.78%		N/A	N/A	N/A
Net investment income to average daily net assets	1.13%		1.32%		0.94%	0.78%	0.52%
Portfolio turnover rate	6%		3%		2%	5%	4%
	Class L
	Year ended 12/31/05		Year ended 12/31/04		Year ended 12/31/03	Year ended 12/31/02	Year ended 12/31/01
Net asset value, beginning of year	$11.16		$10.26		$8.11	$10.58	$12.18
Income (loss) from investment operations:
Net investment income	0.15	***	0.16	***	0.11 ***	0.10 ***	0.08 ***
Net realized and unrealized gain (loss) on investments	0.34		0.89		2.15	(2.48)	(1.60)
Total income (loss) from investment operations	0.49		1.05		2.26	(2.38)	(1.52)
Less distributions to shareholders:
From net investment income	(0.15)		(0.15)		(0.11)	(0.09)	(0.08)
Net asset value, end of year	$11.50		$11.16		$10.26	$8.11	$10.58
Total Return(a)	4.41%		10.25%		27.88%	(22.53)%	(12.46)%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$282,034		$218,755		$176,247	$54,756	$40,420
Ratio of expenses to average daily net assets:
Before expense waiver	0.60%		0.60%		0.60%	0.60%	0.60%
After expense waiver#	0.50%		0.53%		N/A	N/A	N/A
Net investment income to average daily net assets	1.38%		1.52%		1.21%	1.05%	0.75%
Portfolio turnover rate	6%		3%		2%	5%	4%

***  Per share amount calculated on the average shares method.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the years ended December 31, 2004 and December 31, 2005.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

(b)  Total Return excludes a front-end sales charge and would be lower for the periods presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Indexed Equity Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class Y
	Year ended 12/31/05	Year ended 12/31/04	Year ended 12/31/03	Year ended 12/31/02	Year ended 12/31/01
Net asset value, beginning of year	$11.19	$10.29	$8.12	$10.60	$12.21
Income (loss) from investment operations:
Net investment income	0.16 ***	0.17 ***	0.12 ***	0.11 ***	0.10 ***
Net realized and unrealized gain (loss) on investments	0.34	0.89	2.16	(2.49)	(1.61)
Total income (loss) from investment operations	0.50	1.06	2.28	(2.38)	(1.51)
Less distributions to shareholders:
From net investment income	(0.15)	(0.16)	(0.11)	(0.10)	(0.10)
Net asset value, end of year	$11.54	$11.19	$10.29	$8.12	$10.60

Total Return(a)	4.49%	10.31%	28.10%	(22.47)%	(12.37)%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$467,422	$419,366	$299,713	$198,240	$172,244
Net expenses to average daily net assets	0.45%	0.45%	0.45%	0.45%	0.45%
Net investment income to average daily net assets	1.43%	1.63%	1.34%	1.18%	0.90%
Portfolio turnover rate	6%	3%	2%	5%	4%
	Class S
	Year ended 12/31/05	Year ended 12/31/04	Year ended 12/31/03	Year ended 12/31/02	Year ended 12/31/01
Net asset value, beginning of year	$11.30	$10.38	$8.19	$10.68	$12.29
Income (loss) from investment operations:
Net investment income	0.16 ***	0.17 ***	0.12 ***	0.11 ***	0.11 ***
Net realized and unrealized gain (loss) on investments	0.35	0.91	2.18	(2.50)	(1.62)
Total income (loss) from investment operations	0.51	1.08	2.30	(2.39)	(1.51)
Less distributions to shareholders:
From net investment income	(0.16)	(0.16)	(0.11)	(0.10)	(0.10)
Net asset value, end of year	$11.65	$11.30	$10.38	$8.19	$10.68

Total Return(a)	4.47%	10.39%	28.10%	(22.41)%	(12.33)%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$677,171	$724,614	$710,691	$567,426	$642,799
Net expenses to average daily net assets	0.42%	0.42%	0.42%	0.42%	0.42%
Net investment income to average daily net assets	1.45%	1.62%	1.37%	1.20%	0.92%
Portfolio turnover rate	6%	3%	2%	5%	4%

***  Per share amount calculated on the average shares method.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Indexed Equity Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class Z
	Year ended 12/31/05	Year ended 12/31/04	Year ended 12/31/03	Year ended 12/31/02	Period ended 12/31/01+
Net asset value, beginning of year	$11.30	$10.38	$8.19	$10.68	$11.66
Income (loss) from investment operations:
Net investment income	0.19 ***	0.21 ***	0.15 ***	0.13 ***	0.09	***
Net realized and unrealized gain (loss) on investments	0.34	0.90	2.17	(2.50)	(0.95)
Total income (loss) from investment operations	0.53	1.11	2.32	(2.37)	(0.86)
Less distributions to shareholders:
From net investment income	(0.18)	(0.19)	(0.13)	(0.12)	(0.12)
Net asset value, end of year	$11.65	$11.30	$10.38	$8.19	$10.68

Total Return(a)	4.72%	10.68%	28.39%	(22.23)%	(7.33	)% **
Ratios / Supplemental Data:
Net assets, end of year (000's)	$251,403	$130,164	$42,906	$16,821	$95
Net expenses to average daily net assets	0.20%	0.20%	0.21%	0.20%	0.21	% *
Net investment income to average daily net assets	1.68%	1.93%	1.59%	1.42%	1.20	% *
Portfolio turnover rate	6%	3%	2%	5%	4	% **

	Class N
	Year ended 12/31/05		Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02++
Net asset value, beginning of year	$11.02		$10.15		$8.05		$8.05
Income (loss) from investment operations:
Net investment income	0.09	***	0.10	***	0.06	***	0.00	†
Net realized and unrealized gain (loss) on investments	0.34		0.87		2.14		(0.00	)†
Total income (loss) from investment operations	0.43		0.97		2.20		0.00
Less distributions to shareholders:
From net investment income	(0.10)		(0.10)		(0.10)		-
Net asset value, end of year	$11.35		$11.02		$10.15		$8.05

Total Return(a)	3.86	% (b)	9.59	% (b)	27.34	% (b)	0.00	% ‡
Ratios / Supplemental Data:
Net assets, end of year (000's)	$4,757		$3,710		$2,487		$101
Ratio of expenses to average daily net assets:
Before expense waiver	1.15%		1.15%		1.15%		-	‡
After expense waiver#	1.05%		1.07%		N/A		N/A
Net investment income to average daily net assets	0.84%		1.00%		0.64%		0.00	% ‡
Portfolio turnover rate	6%		3%		2%		5%

*  Annualized.

**  Percentages represent results for the period and are not annualized.

***  Per share amount calculated on the average shares method.

†  Net investment income and net realized and unrealized loss on investments are less than $0.01 per share.

+  For the period from May 1, 2001 (commencement of operations) through December 31, 2001.

++  Class N shares commenced operations on December 31, 2002.

‡  Amounts are de minimis due to the short period of operations.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the years ended December 31, 2004 and December 31, 2005.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

(b)  Total Return excludes contingent deferred sales charge and would be lower for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Blue Chip Growth Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A
	Year ended 12/31/05†††		Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02		Period ended 12/31/01+
Net asset value, beginning of year	$8.74		$8.33		$6.72		$9.07		$10.00
Income (loss) from investment operations:
Net investment income (loss)	(0.02	)***	0.03	***	(0.01	)***	(0.01	)***	(0.02	)***
Net realized and unrealized gain (loss) on investments	0.29		0.41		1.63		(2.34)		(0.91)
Total income (loss) from investment operations	0.27		0.44		1.62		(2.35)		(0.93)
Less distributions to shareholders:
From net investment income	-		(0.03)		(0.01)		(0.00	)††	-
Net asset value, end of year	$9.01		$8.74		$8.33		$6.72		$9.07

Total Return(a)	3.09	% (c)	5.32	% (c)	24.09%		(25.91)%		(9.30	)% **
Ratios / Supplemental Data:
Net assets, end of year (000's)	$36,742		$37,377		$26,955		$4,914		$1,006
Ratio of expenses to average daily net assets:
Before expense waiver	1.39%		1.38%		1.39%		1.38%		1.39	% *
After expense waiver#	N/A		1.38	% (b)	1.38	% (b)	1.38%		1.39	% *
Net investment income (loss) to average daily net assets	(0.20)%		0.37%		(0.13)%		(0.20)%		(0.39	)% *
Portfolio turnover rate	28%		22%		23%		30%		27	% **
	Class L
	Year ended 12/31/05†††		Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02		Period ended 12/31/01+
Net asset value, beginning of year	$8.81		$8.39		$6.76		$9.09		$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.00	***†	0.05	***	0.01	***	(0.00	)***†	(0.01	)***
Net realized and unrealized gain (loss) on investments	0.29		0.42		1.63		(2.33)		(0.90)
Total income (loss) from investment operations	0.29		0.47		1.64		(2.33)		(0.91)
Less distributions to shareholders:
From net investment income	-		(0.05)		(0.01)		-		-
Net asset value, end of year	$9.10		$8.81		$8.39		$6.76		$9.09

Total Return(a)	3.32%		5.58%		24.25%		(25.63)%		(9.10	)% **
Ratios / Supplemental Data:
Net assets, end of year (000's)	$270,082		$301,734		$302,292		$217,427		$314,290
Ratio of expenses to average daily net assets:
Before expense waiver	1.14%		1.13%		1.13%		1.13%		1.14	% *
After expense waiver#	N/A		1.13	% (b)	1.12	% (b)	1.13%		1.14	% *
Net investment income (loss) to average daily net assets	0.05%		0.54%		0.14%		(0.05)%		(0.18	)% *
Portfolio turnover rate	28%		22%		23%		30%		27	% **

*  Annualized.

**  Percentages represent results for the period and are not annualized.

***  Per share amount calculated on the average shares method.

†  Net investment income (loss) is less than $0.01 per share.

††  Distributions from net investment income is less than $0.01 per share.

†††  Effective January 1, 2005, brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality. (See Note 3).

+  For the period from June 1, 2001 (commencement of operations) through December 31, 2001.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the period October 1, 2001 through December 31, 2001, the year ended December 31, 2002 and the period January 1, 2003 through April 30, 2003.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

(b)  The Fund has entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.

(c)  Total Return excludes a front-end sales charge and would be lower for the periods presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Blue Chip Growth Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class Y
	Year ended 12/31/05†††	Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02	Period ended 12/31/01+
Net asset value, beginning of year	$8.82	$8.39		$6.77		$9.10	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.01 ***	0.06	***	0.02	***	0.01 ***	(0.00	)***†
Net realized and unrealized gain (loss) on investments	0.30	0.43		1.62		(2.34)	(0.90)
Total income (loss) from investment operations	0.31	0.49		1.64		(2.33)	(0.90)
Less distributions to shareholders:
From net investment income	(0.02)	(0.06)		(0.02)		(0.00)††	-
Net asset value, end of year	$9.11	$8.82		$8.39		$6.77	$9.10

Total Return(a)	3.46%	5.83%		24.26%		(25.56)%	(9.00	)% **
Ratios / Supplemental Data:
Net assets, end of year (000's)	$4,732	$4,331		$3,626		$827	$617
Ratio of expenses to average daily net assets:
Before expense waiver	1.02%	1.01%		1.01%		1.01%	1.02	% *
After expense waiver#	N/A	1.01	% (b)	1.01	% (b)	1.01%	1.01	% *
Net investment income (loss) to average daily net assets	0.17%	0.68%		0.26%		0.12%	(0.02	)% *
Portfolio turnover rate	28%	22%		23%		30%	27	% **
	Class S
	Year ended 12/31/05†††	Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02	Period ended 12/31/01+
Net asset value, beginning of year	$8.84	$8.42		$6.78		$9.10	$10.00
Income (loss) from investment operations:
Net investment income	0.03 ***	0.07	***	0.03	***	0.02 ***	0.00	***†
Net realized and unrealized gain (loss) on investments	0.30	0.42		1.64		(2.33)	(0.90)
Total income (loss) from investment operations	0.33	0.49		1.67		(2.31)	(0.90)
Less distributions to shareholders:
From net investment income	(0.03)	(0.07)		(0.03)		(0.01)	-
Net asset value, end of year	$9.14	$8.84		$8.42		$6.78	$9.10

Total Return(a)	3.68%	5.80%		24.58%		(25.43)%	(9.00	)% **
Ratios / Supplemental Data:
Net assets, end of year (000's)	$71,627	$79,072		$91,674		$72,210	$113,011
Ratio of expenses to average daily net assets:
Before expense waiver	0.88%	0.88%		0.88%		0.88%	0.89	% *
After expense waiver#	N/A	0.87	% (b)	0.87	% (b)	0.88%	0.89	% *
Net investment income to average daily net assets	0.30%	0.77%		0.39%		0.20%	0.07	% *
Portfolio turnover rate	28%	22%		23%		30%	27	% **

*  Annualized.

**  Percentages represent results for the period and are not annualized.

***  Per share amount calculated on the average shares method.

†  Net investment income (loss) is less than $0.01 per share.

††  Distributions from net investment income is less than $0.01 per share.

†††  Effective January 1, 2005, brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality. (See Note 3).

+  For the period from June 1, 2001 (commencement of operations) through December 31, 2001.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the period October 1, 2001 through December 31, 2001, the year ended December 31, 2002 and the period January 1, 2003 through April 30, 2003.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

(b)  The Fund has entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Blue Chip Growth Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class N
	Year ended 12/31/05†††		Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02++
Net asset value, beginning of year	$8.68		$8.27		$6.69		$6.69
Income (loss) from investment operations:
Net investment income (loss)	(0.04	)***	0.01	***	(0.03	)***	0.00	***†
Net realized and unrealized gain on investments	0.28		0.41		1.61		(0.00	)†
Total income from investment operations	0.24		0.42		1.58		0.00
Less distributions to shareholders:
From net investment income	-		(0.01)		(0.00	)††	-
Net asset value, end of year	$8.92		$8.68		$8.27		$6.69

Total Return(a)	2.77	% (c)	5.05	% (c)	23.64	% (c)	0.00	% ‡
Ratios / Supplemental Data:
Net assets, end of year (000's)	$1,957		$2,185		$1,493		$101
Ratio of expenses to average daily net assets:
Before expense waiver	1.69%		1.68%		1.69%		-	‡
After expense waiver#	N/A		1.68	% (b)	1.69	% (b)	N/A ‡
Net investment income (loss) to average daily net assets	(0.50)%		0.08%		(0.45)%		0.00	% ‡
Portfolio turnover rate	28%		22%		23%		30%

***  Per share amount calculated on the average shares method.

†  Net investment income and net realized and unrealized loss on investments are less than $0.01 per share.

††  Distibutions from net investment income is less than $0.01 per share.

†††  Effective January 1, 2005, brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality. (See Note 3).

++  Class N commenced operations on December 31, 2002.

‡  Amounts are de minimis due to the short period of operations.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the period January 1, 2003 through April 30, 2003.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

(b)  The Fund has entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.

(c)  Total Return excludes contingent deferred sales charge and would be lower for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Large Cap Growth Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A
	Year ended 12/31/05††		Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02		Period ended 12/31/01+
Net asset value, beginning of year	$9.03		$8.48		$6.97		$10.00		$10.00
Income (loss) from investment operations:
Net investment loss	(0.06	)***	(0.02	)***	(0.03	)***	(0.04	)***	-
Net realized and unrealized gain (loss) on investments	1.32		0.57		1.54		(2.99)		-
Total income (loss) from investment operations	1.26		0.55		1.51		(3.03)		0.00
Net asset value, end of year	$10.29		$9.03		$8.48		$6.97		$10.00

Total Return(a)	13.95	% (c)	6.49	% (c)	21.66%		(30.30)%		-
Ratios / Supplemental Data:
Net assets, end of year (000's)	$3,452		$1,997		$1,374		$826		$1
Ratio of expenses to average daily net assets:
Before expense waiver	1.38%		1.37%		1.34%		1.40%		-
After expense waiver#	1.35%		1.25	% (b)	1.25	% (b)	1.22	% (b)	-
Net investment loss to average daily net assets	(0.65)%		(0.20)%		(0.34)%		(0.48)%		-
Portfolio turnover rate	83%		68%		47%		56%		-
	Class L
	Year ended 12/31/05††		Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02		Period ended 12/31/01+
Net asset value, beginning of year	$9.09		$8.52		$6.99		$10.00		$10.00
Income (loss) from investment operations:
Net investment income (loss)	(0.05	)***	0.00	***†††	(0.01	)***	(0.01	)***	-
Net realized and unrealized gain (loss) on investments	1.49		0.57		1.54		(3.00)		-
Total income (loss) from investment operations	1.44		0.57		1.53		(3.01)		0.00
Less distributions to shareholders:
From net investment income	-		(0.00	)†	-		-		-
Net asset value, end of year	$10.53		$9.09		$8.52		$6.99		$10.00

Total Return(a)	15.84%		6.72%		21.89%		(30.10)%		-
Ratios / Supplemental Data:
Net assets, end of year (000's)	$1,032		$9,272		$7,628		$3,883		$1
Ratio of expenses to average daily net assets:
Before expense waiver	1.09%		1.12%		1.09%		1.15%		-
After expense waiver#	1.06%		1.00	% (b)	1.00	%(b)	0.98	%(b)	-
Net investment income (loss) to average daily net assets	(0.55)%		0.04%		(0.08)%		(0.20)%		-
Portfolio turnover rate	83%		68%		47%		56%		-

***  Per share amount calculated on the average shares method.

†  Distributions from net investment income was less than $0.01 per share.

††  Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality. (See Note 3).

†††  Net investment income was less than $0.01 per share.

+  The Fund commenced operations on December 31, 2001.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the years ended December 31, 2002, 2003, 2004 and 2005.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth by their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

(b)  The Fund has entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.

(c)  Total Return excludes a front-end sales charge and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Large Cap Growth Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class Y
	Year ended 12/31/05††		Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02		Period ended 12/31/01+
Net asset value, beginning of year	$9.10		$8.53		$7.00		$10.00		$10.00
Income (loss) from investment operations:
Net investment income (loss)	(0.02	)***	0.02	***	0.01	***	(0.01	)***	-
Net realized and unrealized gain (loss) on investments	1.34		0.57		1.53		(2.99)		-
Total income (loss) from investment operations	1.32		0.59		1.54		(3.00)		0.00
Less distributions to shareholders:
From net investment income	-		(0.02)		(0.01)		-		-
Net asset value, end of year	$10.42		$9.10		$8.53		$7.00		$10.00

Total Return(a)	14.51%		6.86%		22.04%		(30.00)%		-
Ratios / Supplemental Data:
Net assets, end of year (000's)	$12,099		$9,052		$7,697		$78		$1
Ratio of expenses to average daily net assets:
Before expense waiver	0.98%		0.97%		0.94%		1.00%		-
After expense waiver#	0.95%		0.85	% (b)	0.86	% (b)	0.82	% (b)	-
Net investment income (loss) to average daily net assets	(0.26)%		0.19%		0.08%		(0.11)%		-
Portfolio turnover rate	83%		68%		47%		56%		-
	Class S
	Year ended 12/31/05††		Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02		Period ended 12/31/01+
Net asset value, beginning of year	$9.14		$8.55		$7.01		$10.00		$10.00
Income (loss) from investment operations:
Net investment income (loss)	(0.02	)***	0.01	***	0.01	***	(0.00	)***†	-
Net realized and unrealized gain (loss) on investments	1.34		0.59		1.54		(2.99)		-
Total income (loss) from investment operations	1.32		0.60		1.55		(2.99)		0.00
Less distributions to shareholders:
From net investment income	-		(0.01)		(0.01)		-		-
Net asset value, end of year	$10.46		$9.14		$8.55		$7.01		$10.00

Total Return(a)	14.44%		7.08%		22.05%		(29.90)%		-
Ratios / Supplemental Data:
Net assets, end of year (000's)	$26,241		$18,791		$33,787		$28,029		$10,001
Ratio of expenses to average daily net assets:
Before expense waiver	0.94%		0.93%		0.90%		0.96%		-
After expense waiver#	0.91%		0.81	% (b)	0.81	% (b)	0.77	% (b)	-
Net investment income (loss) to average daily net assets	(0.21)%		0.16%		0.11%		(0.05)%		-
Portfolio turnover rate	83%		68%		47%		56%		-

***  Per share amount calculated on the average shares method.

†  Net investment loss is less than $0.01 per share.

††  Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality. (See Note 3).

+  The Fund commenced operations on December 31, 2001.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the years ended December 31, 2002, 2003, 2004 and 2005.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth by their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

(b)  The Fund has entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Large Cap Growth Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class N
	Year ended 12/31/05††		Year ended 12/31/04		Year ended 12/31/03		Period ended 12/31/02++
Net asset value, beginning of year	$9.07		$8.42		$6.94		$6.95
Income (loss) from investment operations:
Net investment loss	(0.09	)***	(0.07	)***	(0.05	)***	(0.00	)***†
Net realized and unrealized gain on investments	1.33		0.72		1.53		(0.01)
Total income from investment operations	1.24		0.65		1.48		(0.01)
Net asset value, end of year	$10.31		$9.07		$8.42		$6.94

Total Return(a)	13.67	% (c)	7.72	% (c)	21.33	% (c)	-	‡
Ratios / Supplemental Data:
Net assets, end of year (000's)	$1		$5		$125		$101
Ratio of expenses to average daily net assets:
Before expense waiver	1.66%		1.67%		1.64%		-	‡
After expense waiver#	1.63%		1.56	% (b)	1.55	% (b)	-	‡
Net investment income to average daily net assets	(0.94)%		(0.83)%		(0.63)%		-	‡
Portfolio turnover rate	83%		68%		47%		56%

***  Per share amount calculated on the average shares method.

†  Net investment loss is less than $0.01 per share.

††  Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality. (See Note 3).

++  Class N commenced operations on December 31, 2002.

‡  Amounts are de minimis due to the short period of operations.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the years ended December 31, 2002, 2003, 2004 and 2005.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth by their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

(b)  The Fund has entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.

(c)  Total Return excludes contingent deferred sales charge and would be lower for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Growth Equity Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A
	Year ended 12/31/05†		Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02		Year ended 12/31/01
Net asset value, beginning of year	$7.74		$7.40		$6.04		$8.39		$11.24
Income (loss) from investment operations:
Net investment income (loss)	0.00	***††	0.00	***††	(0.02	)***	(0.03	)***	(0.03	)***
Net realized and unrealized gain (loss) on investments	0.26		0.34		1.38		(2.32)		(2.82)
Total income (loss) from investment operations	0.26		0.34		1.36		(2.35)		(2.85)
Less distributions to shareholders:
From net investment income	(0.00	)†††	(0.00	)†††	-		-		-
Net asset value, end of year	$8.00		$7.74		$7.40		$6.04		$8.39

Total Return(a)	3.39	% (c)	4.60	% (c)	22.52%		(28.01)%		(25.36)%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$229,120		$224,998		$206,097		$79,267		$75,186
Ratio of expenses to average daily net assets:
Before expense waiver	1.25%		1.26%		1.26%		1.26%		1.27%
After expense waiver#	N/A		1.24	% (b)	1.18	% (b)	1.22	% (b)	1.24%
Net investment income (loss) to average daily net assets	0.05%		0.01%		(0.31)%		(0.41)%		(0.36)%
Portfolio turnover rate	92%		181%		260%		224%		279%
	Class L
	Year ended 12/31/05†		Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02		Year ended 12/31/01
Net asset value, beginning of year	$7.83		$7.49		$6.10		$8.45		$11.29
Income (loss) from investment operations:
Net investment income (loss)	0.02	***	0.02	***	(0.00	)***††	(0.01	)***	(0.01	)***
Net realized and unrealized gain (loss) on investments	0.26		0.34		1.39		(2.34)		(2.83)
Total income (loss) from investment operations	0.28		0.36		1.39		(2.35)		(2.84)
Less distributions to shareholders:
From net investment income	(0.02)		(0.02)		-		-		-
Net asset value, end of year	$8.09		$7.83		$7.49		$6.10		$8.45

Total Return(a)	3.61%		4.82%		22.79%		(27.81)%		(25.15)%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$291,037		$276,387		$201,623		$99,882		$112,901
Ratio of expenses to average daily net assets:
Before expense waiver	1.00%		1.01%		1.01%		1.01%		1.02%
After expense waiver#	N/A		0.99	% (b)	0.92	% (b)	0.97	% (b)	0.99%
Net investment income (loss) to average daily net assets	0.30%		0.29%		(0.05)%		(0.17)%		(0.11)%
Portfolio turnover rate	92%		181%		260%		224%		279%

***  Per share amount calculated on the average shares method.

†  Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality. (See Note 3)

††  Net investment income (loss) is less than $0.01 per share.

†††  Distribution from net investment income is less than $0.01 per share.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the year ended December 31, 2001 and the period January 1, 2002 through April 30, 2002.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for all periods shown if they reflected these charges.

(b)  The Fund has entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.

(c)  Total Return excludes a front-end sales charge and would be lower for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Growth Equity Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class Y
	Year ended 12/31/05†	Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02		Year ended 12/31/01
Net asset value, beginning of year	$7.88	$7.54		$6.12		$8.47		$11.31
Income (loss) from investment operations:
Net investment income (loss)	0.04 ***	0.03	***	0.01	***	(0.00	)***††	0.00	***††
Net realized and unrealized gain (loss) on investments	0.25	0.34		1.41		(2.35)		(2.84)
Total income (loss) from investment operations	0.29	0.37		1.42		(2.35)		(2.84)
Less distributions to shareholders:
From net investment income	(0.03)	(0.03)		-		-		-
Net asset value, end of year	$8.14	$7.88		$7.54		$6.12		$8.47

Total Return(a)	3.72%	4.92%		23.20%		(27.75)%		(25.11)%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$115,290	$112,683		$101,937		$70,469		$81,552
Ratio of expenses to average daily net assets:
Before expense waiver	0.85%	0.86%		0.86%		0.86%		0.87%
After expense waiver#	N/A	0.84	% (b)	0.77	%(b)	0.82	% (b)	0.84%
Net investment income (loss) to average daily net assets	0.45%	0.42%		0.10%		(0.03)%		0.04%
Portfolio turnover rate	92%	181%		260%		224%		279%
	Class S
	Year ended 12/31/05†	Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02		Year ended 12/31/01
Net asset value, beginning of year	$7.90	$7.56		$6.14		$8.49		$11.32
Income (loss) from investment operations:
Net investment income	0.04 ***	0.04	***	0.01	***	0.00	***††	0.01	***
Net realized and unrealized gain (loss) on investments	0.27	0.34		1.41		(2.35)		(2.84)
Total income (loss) from investment operations	0.31	0.38		1.42		(2.35)		(2.83)
Less distributions to shareholders:
From net investment income	(0.04)	(0.04)		-		-		-
Net asset value, end of year	$8.17	$7.90		$7.56		$6.14		$8.49

Total Return(a)	3.91%	4.96%		23.13%		(27.68)%		(25.00)%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$269,166	$229,407		$217,508		$130,165		$174,610
Ratio of expenses to average daily net assets:
Before expense waiver	0.79%	0.80%		0.80%		0.80%		0.81%
After expense waiver#	N/A	0.78	% (b)	0.71	%(b)	0.76	% (b)	0.78%
Net investment income (loss) to average daily net assets	0.51%	0.48%		0.16%		0.04%		0.10%
Portfolio turnover rate	92%	181%		260%		224%		279%

***  Per share amount calculated on the average shares method.

†  Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality. (See Note 3)

††  Net investment income (loss) is less than $0.01 per share.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the year ended December 31, 2001 and the period January 1, 2002 through April 30, 2002.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for all periods shown if they reflected these charges.

(b)  The Fund has entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Growth Equity Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class N
	Year ended 12/31/05†		Year ended 12/31/04		Year ended 12/31/03		Period ended 12/31/02++
Net asset value, beginning of year	$7.65		$7.34		$6.01		$6.01
Income (loss) from investment operations:
Net investment income	(0.02	)***	(0.02	)***	(0.05	)***	0.00	***††
Net realized and unrealized gain on investments	0.26		0.33		1.38		(0.00	)††
Total income from investment operations	0.24		0.31		1.33		0.00
Net asset value, end of year	$7.89		$7.65		$7.34		$6.01

Total Return(a)	3.14	% (c)	4.22	% (c)	22.13	% (c)	-	‡
Ratios / Supplemental Data:
Net assets, end of year (000's)	$1,294		$1,472		$1,661		$101
Ratio of expenses to average daily net assets:
Before expense waiver	1.55%		1.56%		1.57%		-	‡
After expense waiver	N/A		1.54	% (b)	1.52	% (b)	-	‡
Net investment income to average daily net assets	(0.25)%		(0.31)%		(0.65)%		-	‡
Portfolio turnover rate	92%		181%		260%		224%

***  Per share amount calculated on the average shares method.

†  Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality. (See Note 3)

††  Net investment income and net realized and unrealized loss on investments are less then $.01 per share.

‡  Amounts are de minimis due to short period of operations.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for all periods shown if they reflected these charges.

(b)  The Fund has entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.

(c)  Total Return excludes a contingent deferred sales charge and would be lower for the periods presented if they reflected these charges.

++  Class N commenced operations on December 31,2002.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Aggressive Growth Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A
	Year ended		Year ended		Year ended		Year ended		Year ended
	12/31/05††		12/31/04		12/31/03		12/31/02		12/31/01(d)
Net asset value, beginning of year	$5.89		$4.96		$3.80		$5.28		$7.75
Income (loss) from investment operations:
Net investment loss	(0.06	)***	(0.04	)***	(0.02	)***	(0.02	)***	(0.02	)***
Net realized and unrealized gain (loss) on investments	0.64		0.97		1.18		(1.46)		(2.45)
Total income (loss) from investment operations	0.58		0.93		1.16		(1.48)		(2.47)
Net asset value, end of year	$6.47		$5.89		$4.96		$3.80		$5.28
Total Return(a)	9.85	% (c)	18.75	% (c)	30.53%		(28.03)%		(31.87)%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$137,756		$117,232		$65,012		$37,203		$34,747
Ratio of expenses to average daily net assets:
Before expense waiver	1.35%		1.36%		1.37%		1.37%		1.36%
After expense waiver#	1.27%		1.30	% (b)	1.33	% (b)	1.34	% (b)	1.35%
Net investment loss to average daily net assets	(1.02)%		(0.67)%		(0.56)%		(0.56)%		(0.33)%
Portfolio turnover rate	24%		85%		93%		112%		112%
	Class L
	Year ended		Year ended		Year ended		Year ended		Year ended
	12/31/05††		12/31/04		12/31/03		12/31/02		12/31/01(d)
Net asset value, beginning of year	$5.97		$5.01		$3.82		$5.31		$7.77
Income (loss) from investment operations:
Net investment loss	(0.05	)***	(0.02	)***	(0.01	)***	(0.01	)***	(0.00	)***†
Net realized and unrealized gain (loss) on investments	0.64		0.98		1.20		(1.48)		(2.46)
Total income (loss) from investment operations	0.59		0.96		1.19		(1.49)		(2.46)
Net asset value, end of year	$6.56		$5.97		$5.01		$3.82		$5.31

Total Return(a)	9.88%		19.16%		31.15%		(28.06)%		(31.66)%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$193,605		$152,518		$76,120		$31,012		$27,980
Ratio of expenses to average daily net assets:
Before expense waiver	1.10%		1.11%		1.12%		1.12%		1.11%
After expense waiver#	1.02%		1.05	% (b)	1.08	% (b)	1.09	% (b)	1.10%
Net investment loss to average daily net assets	(0.77)%		(0.42)%		(0.32)%		(0.31)%		(0.08)%
Portfolio turnover rate	24%		85%		93%		112%		112%

***  Per share amount calculated on the average shares method.

†  Net investment loss is less than $0.01 per share.

††  Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality. (See Note 3)

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the periods May 1, 2001 through December 31, 2001, January 1, 2002 through April 30, 2002, and the years ended December 31, 2004 and 2005.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth by their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

(b)  The Fund has entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.

(c)  Total Return excludes a front-end sales charge and would be lower for the periods presented if it reflected these charges.

(d)  The Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums and discounts on debt securities. The effect of this change for the year ended December 31, 2001 was an increase to net investment loss per share of less than $0.01, a decrease to net realized and unrealized gains and losses per share of less than $0.01 and an increase in the ratio of net investment loss to average net assets of 0.02%. Per share data and ratios/supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Aggressive Growth Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class Y
	Year ended 12/31/05††		Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02		Year ended 12/31/01(c)
Net asset value, beginning of year	$6.00		$5.03		$3.83		$5.31		$7.77
Income (loss) from investment operations:
Net investment loss	(0.04	)***	(0.01	)***	(0.01	)***	(0.01	)***	(0.00	)***†
Net realized and unrealized gain (loss) on investments	0.65		0.98		1.21		(1.47)		(2.46)
Total income (loss) from investment operations	0.61		0.97		1.20		(1.48)		(2.46)
Net asset value, end of year	$6.61		$6.00		$5.03		$3.83		$5.31
Total Return(a)	10.17%		19.28%		31.33%		(27.87)%		(31.66)%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$41,705		$32,242		$17,333		$10,145		$12,095
Ratio of expenses to average daily net assets:
Before expense waiver	0.95%		0.96%		0.97%		0.97%		0.96%
After expense waiver#	0.87%		0.90	% (b)	0.93	% (b)	0.94	% (b)	0.94%
Net investment loss to average daily net assets	(0.62)%		(0.27)%		(0.16)%		(0.16)%		(0.02)%
Portfolio turnover rate	24%		85%		93%		112%		112%
	Class S
	Year ended 12/31/05††		Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02		Year ended 12/31/01(c)
Net asset value, beginning of year	$6.03		$5.05		$3.84		$5.32		$7.77
Income (loss) from investment operations:
Net investment income (loss)	(0.03	)***	(0.01	)***	(0.00	)***†	(0.01	)***	0.01	***
Net realized and unrealized gain (loss) on investments	0.65		0.99		1.21		(1.47)		(2.46)
Total income (loss) from investment operations	0.62		0.98		1.21		(1.48)		(2.45)
Net asset value, end of year	$6.65		$6.03		$5.05		$3.84		$5.32

Total Return(a)	10.28%		19.41%		31.51%		(27.82)%		(31.53)%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$240,002		$198,154		$108,281		$46,026		$76,724
Ratio of expenses to average daily net assets:
Before expense waiver	0.85%		0.86%		0.87%		0.87%		0.86%
After expense waiver#	0.77%		0.80	% (b)	0.83	% (b)	0.84	% (b)	0.85%
Net investment income (loss) to average daily net assets	(0.51)%		(0.17)%		(0.06)%		(0.07)%		0.17%
Portfolio turnover rate	24%		85%		93%		112%		112%

***  Per share amount calculated on the average shares method.

†  Net investment loss is less than $0.01 per share.

††  Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality. (See Note 3)

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the periods May 1, 2001 through December 31, 2001, January 1, 2002 through April 30, 2002, and the years ended December 31, 2004 and 2005.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth by their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

(b)  The Fund has entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.

(c)  The Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums and discounts on debt securities. The effect of this change for the year ended December 31, 2001 was an increase to net investment loss per share of less than $0.01, a decrease to net realized and unrealized gains and losses per share of less than $0.01 and an increase in the ratio of net investment loss to average net assets of 0.02%. Per share data and ratios/supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Aggressive Growth Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class N
	Year ended 12/31/05††		Year ended 12/31/04		Year ended 12/31/03		Period ended 12/31/02++
Net asset value, beginning of year	$5.83		$4.92		$3.77		$3.77
Income (loss) from investment operations:
Net investment income (loss)	(0.08	)***	(0.05	)***	(0.04	)***	0.00	***†
Net realized and unrealized gain (loss) on investments	0.62		0.96		1.19		(0.00	)†
Total income from investment operations	0.54		0.91		1.15		0.00
Net asset value, end of year	$6.37		$5.83		$4.92		$3.77

Total Return(a)	9.26	% (c)	18.50	% (c)	30.50	% (c)	-	‡
Ratios / Supplemental Data:
Net assets, end of year (000's)	$1,034		$1,144		$636		$101
Ratio of expenses to average daily net assets:
Before expense waiver	1.65%		1.66%		1.68%		-	‡
After expense waiver#	1.57%		1.59	% (b)	1.64	% (b)	-	‡
Net investment loss to average daily net assets	(1.32)%		(0.99)%		(0.91)%		-	‡
Portfolio turnover rate	24%		85%		93%		112%

***  Per share amount calculated on the average shares method.

†  Net investment income and net realized and unrealized losses on investments are less than $0.01 per share.

††  Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality. (See Note 3)

++  Class N commenced operations on December 31, 2002.

‡  Amounts are de minimis due to the short period of operations.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the years ended December 31, 2004 and 2005.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth by their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

(b)  The Fund has entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.

(c)  Total Return excludes contingent deferred sales charge and would be lower for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select OTC 100 Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A
	Year ended 12/31/05		Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02		Year ended 12/31/01
Net asset value, beginning of year	$4.09		$3.74		$2.53		$4.08		$6.08
Income (loss) from investment operations:
Net investment income (loss)	(0.02	)***	0.00	***†	(0.03	)***	(0.03	)***	(0.04	)***
Net realized and unrealized gain (loss) on investments	0.05		0.35		1.24		(1.52)		(1.96)
Total income (loss) from investment operations	0.03		0.35		1.21		(1.55)		(2.00)
Less distributions to shareholders:
From net investment income	-		(0.00	)†	-		-		-
Net asset value, end of year	$4.12		$4.09		$3.74		$2.53		$4.08

Total Return(a)	0.73	% (b)	9.47	% (b)	47.83%		(37.99)%		(33.00)%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$26,216		$32,176		$30,349		$11,644		$12,472
Ratio of expenses to average daily net assets:
Before expense waiver	1.11%		1.12%		1.17%		1.18%		1.11%
After expense waiver#	N/A		N/A		1.12%		1.04%		1.07%
Net investment income (loss) to average daily net assets	(0.50)%		0.12%		(0.86)%		(0.90)%		(0.90)%
Portfolio turnover rate	17%		30%		66%		65%		45%
	Class L
	Year ended 12/31/05		Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02		Year ended 12/31/01
Net asset value, beginning of year	$4.13		$3.77		$2.54		$4.10		$6.09
Income (loss) from investment operations:
Net investment income (loss)	(0.01	)***	0.01	***	(0.02	)***	(0.02	)***	(0.03	)***
Net realized and unrealized gain (loss) on investments	0.05		0.36		1.25		(1.54)		(1.96)
Total income (loss) from investment operations	0.04		0.37		1.23		(1.56)		(1.99)
Less distributions to shareholders:
From net investment income	-		(0.01)		-		-		-
Net asset value, end of year	$4.17		$4.13		$3.77		$2.54		$4.10

Total Return(a)	0.97%		9.82%		48.43%		(38.05)%		(32.68)%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$13,000		$13,101		$15,508		$6,389		$8,225
Ratio of expenses to average daily net assets:
Before expense waiver	0.86%		0.87%		0.91%		0.93%		0.86%
After expense waiver#	N/A		N/A		0.87%		0.79%		0.82%
Net investment income (loss) to average daily net assets	(0.24)%		0.26%		(0.61)%		(0.65)%		(0.65)%
Portfolio turnover rate	17%		30%		66%		65%		45%

***  Per share amount calculated on the average shares method.

†  Net investment income and distributions from net investment income are less than $0.01 per share.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the period May 1, 2001 through December 31, 2001, and the years ended December 31, 2002 and 2003.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

(b)  Total Return excludes a front-end sales charge and would be lower for the periods presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select OTC 100 Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class Y
	Year ended 12/31/05		Year ended 12/31/04	Year ended 12/31/03		Year ended 12/31/02		Year ended 12/31/01
Net asset value, beginning of year	$4.15		$3.79	$2.54		$4.11		$6.10
Income (loss) from investment operations:
Net investment income (loss)	(0.00	)***†	0.02 ***	(0.01	)***	(0.01	)***	(0.02	)***
Net realized and unrealized gain (loss) on investments	0.04		0.36	1.26		(1.56)		(1.97)
Total income (loss) from investment operations	0.04		0.38	1.25		(1.57)		(1.99)
Less distributions to shareholders:
From net investment income	-		(0.02)	-		-		-
Net asset value, end of year	$4.19		$4.15	$3.79		$2.54		$4.11

Total Return(a)	0.96%		9.98%	48.63%		(37.96)%		(32.62)%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$2,628		$3,777	$3,827		$998		$350
Ratio of expenses to average daily net assets:
Before expense waiver	0.71%		0.72%	0.77%		0.78%		0.71%
After expense waiver#	N/A		N/A	0.73%		0.64%		0.67%
Net investment income (loss) to average daily net assets	(0.11)%		0.49%	(0.45)%		(0.50)%		(0.50)%
Portfolio turnover rate	17%		30%	66%		65%		45%
	Class S
	Year ended 12/31/05		Year ended 12/31/04	Year ended 12/31/03		Year ended 12/31/02		Year ended 12/31/01
Net asset value, beginning of year	$4.17		$3.81	$2.56		$4.12		$6.10
Income (loss) from investment operations:
Net investment income (loss)	(0.00	)***†	0.02 ***	(0.01	)***	(0.01	)***	(0.02	)***
Net realized and unrealized gain (loss) on investments	0.05		0.36	1.26		(1.55)		(1.96)
Total income (loss) from investment operations	0.05		0.38	1.25		(1.56)		(1.98)
Less distributions to shareholders:
From net investment income	-		(0.02)	-		-		-
Net asset value, end of year	$4.22		$4.17	$3.81		$2.56		$4.12

Total Return(a)	1.20%		10.00%	48.83%		(37.71)%		(32.62)%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$19,404		$25,880	$26,424		$7,211		$19,602
Ratio of expenses to average daily net assets:
Before expense waiver	0.61%		0.62%	0.67%		0.68%		0.62%
After expense waiver#	N/A		N/A	0.63%		0.54%		0.58%
Net investment income (loss) to average daily net assets	(0.01)%		0.45%	(0.36)%		(0.41)%		(0.39)%
Portfolio turnover rate	17%		30%	66%		65%		45%

***  Per share amount calculated on the average shares method.

†  Net investment loss is less than $0.01 per share.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the period May 1, 2001 through December 31, 2001, and the years ended December 31, 2002 and 2003.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select OTC 100 Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class N
	Year ended 12/31/05		Year ended 12/31/04		Year ended 12/31/03		Period ended 12/31/02++
Net asset value, beginning of year	$4.05		$3.71		$2.52		$2.53
Income (loss) from investment operations:
Net investment income (loss)	(0.03	)***	0.00	***†	(0.04	)***	(0.00	)***†
Net realized and unrealized gain on investments	0.05		0.34		1.23		(0.01)
Total income from investment operations	0.02		0.34		1.19		(0.01)
Less distributions to shareholders:
From net investment income	-		(0.00	)††	-		-
Net asset value, end of year	$4.07		$4.05		$3.71		$2.52

Total Return(a)	0.49	% (b)	9.25	% (b)	47.22	% (b)	-	‡
Ratios / Supplemental Data:
Net assets, end of year (000's)	$451		$432		$150		$100
Ratio of expenses to average daily net assets:
Before expense waiver	1.41%		1.41%		1.46%		-	‡
After expense waiver#	N/A		N/A		1.42%		-	‡
Net investment income (loss) to average daily net assets	(0.79)%		0.11%		(1.15)%		-	‡
Portfolio turnover rate	17%		30%		66%		65%

***  Per share amount calculated on the average shares method.

†  Net investment income (loss) is less than $0.01 per share.

††  Distributions from net investment income are less than $0.01 per share.

++  Class N commenced operations on December 31, 2002.

‡  Amounts are de minimis due to the short period of operations.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the year ended December 31, 2003.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

(b)  Total Return excludes contingent deferred sales charge and would be lower for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Focused Value Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A
	Year ended 12/31/05†††		Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02		Year ended 12/31/01
Net asset value, beginning of year	$17.78		$16.92		$11.94		$13.41		$10.51
Income (loss) from investment operations:
Net investment loss	(0.00	)***†	(0.07	)***	(0.06	)***	(0.04	)***	(0.04	)***
Net realized and unrealized gain (loss) on investments	0.53		1.96		5.45		(1.33)		3.30
Total income (loss) from investment operations	0.53		1.89		5.39		(1.37)		3.26
Less distributions to shareholders:
From net investment income	(0.01)		-		(0.00	)†	-		(0.00	)†
From net realized gains	(1.60)		(1.03)		(0.41)		(0.10)		(0.36)
Total distributions	(1.61)		(1.03)		(0.41)		(0.10)		(0.36)
Net asset value, end of year	$16.70		$17.78		$16.92		$11.94		$13.41

Total Return(a)	2.98	% (c)	11.33	% (c)	45.13%		(10.18)%		31.08%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$252,047		$228,871		$158,981		$54,319		$24,562
Ratio of expenses to average daily net assets:
Before expense waiver	1.30%		1.30%		1.30%		1.30%		1.29%
After expense waiver#	N/A		1.28	% (b)	1.29	% (b)	1.30	% (b)	1.29%
Net investment income (loss) to average daily net assets	(0.01)%		(0.40)%		(0.40)%		(0.33)%		(0.30)%
Portfolio turnover rate	31%		32%		31%		78%		53%
	Class L
	Year ended 12/31/05†††		Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02		Year ended 12/31/01
Net asset value, beginning of year	$17.98		$17.05		$12.00		$13.45		$10.51
Income (loss) from investment operations:
Net investment income (loss)	0.05	***	(0.03	)***	(0.02	)***	(0.01	)***	0.00	***†
Net realized and unrealized gain (loss) on investments	0.53		1.99		5.48		(1.34)		3.31
Total income (loss) from investment operations	0.58		1.96		5.46		(1.35)		3.31
Less distributions to shareholders:
From net investment income	(0.05)		-		(0.00	)†	-		(0.01)
From net realized gains	(1.60)		(1.03)		(0.41)		(0.10)		(0.36)
Total distributions	(1.65)		(1.03)		(0.41)		(0.10)		(0.37)
Net asset value, end of year	$16.91		$17.98		$17.05		$12.00		$13.45

Total Return(a)	3.26%		11.65%		45.49%		(10.00)%		31.50%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$180,827		$163,742		$114,730		$39,942		$25,594
Ratio of expenses to average daily net assets:
Before expense waiver	1.05%		1.05%		1.05%		1.05%		1.04%
After expense waiver#	N/A		1.03	% (b)	1.04	% (b)	1.05	% (b)	1.04%
Net investment income (loss) to average daily net assets	0.26%		(0.16)%		(0.16)%		(0.11)%		0.00	% ††
Portfolio turnover rate	31%		32%		31%		78%		53%

***  Per share amount calculated on the average shares method.

†  Net investment income and distributions from net investment income are less than $0.01 per share.

††  The ratio of net investment income to average daily net assets is less than 0.01%.

†††  Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality. (See Note 3).

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the periods May 1, 2001 through December 31, 2001, January 1, 2002 through April 30, 2002 and the years ended December 31, 2003 and 2004.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

(b)  The Fund has entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expense of the Fund.

(c)  Total Return excludes a front-end sales charge and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Focused Value Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class Y
	Year ended 12/31/05††	Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02		Year ended 12/31/01
Net asset value, beginning of year	$18.08	$17.12		$12.03		$13.46		$10.52
Income (loss) from investment operations:
Net investment income (loss)	0.07 ***	(0.00	)***†	(0.00	)***†	0.03	***	0.02 ***
Net realized and unrealized gain (loss) on investments	0.55	1.99		5.50		(1.36)		3.30
Total income (loss) from investment operations	0.62	1.99		5.50		(1.33)		3.32
Less distributions to shareholders:
From net investment income	(0.08)	-		(0.00	)†	-		(0.02)
From net realized gains	(1.60)	(1.03)		(0.41)		(0.10)		(0.36)
Total distributions	(1.68)	(1.03)		(0.41)		(0.10)		(0.38)
Net asset value, end of year	$17.02	$18.08		$17.12		$12.03		$13.46

Total Return(a)	3.44%	11.78%		45.71%		(9.85)%		31.60%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$116,392	$94,538		$78,549		$45,302		$10,137
Ratio of expenses to average daily net assets:
Before expense waiver	0.90%	0.90%		0.89%		0.90%		0.89%
After expense waiver#	N/A	0.88	% (b)	0.89	% (b)	0.90	% (b)	0.89%
Net investment income (loss) to average daily net assets	0.40%	(0.01)%		(0.01)%		0.24%		0.14%
Portfolio turnover rate	31%	32%		31%		78%		53%
	Class S
	Year ended 12/31/05††	Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02		Year ended 12/31/01
Net asset value, beginning of year	$18.18	$17.19		$12.06		$13.48		$10.53
Income (loss) from investment operations:
Net investment income	0.09 ***	0.01	***	0.01	***	0.02	***	0.03 ***
Net realized and unrealized gain (loss) on investments	0.54	2.01		5.53		(1.34)		3.31
Total income (loss) from investment operations	0.63	2.02		5.54		(1.32)		3.34
Less distributions to shareholders:
From net investment income	(0.10)	-		(0.00	)†	-		(0.03)
From net realized gains	(1.60)	(1.03)		(0.41)		(0.10)		(0.36)
Total distributions	(1.70)	(1.03)		(0.41)		(0.10)		(0.39)
Net asset value, end of year	$17.11	$18.18		$17.19		$12.06		$13.48

Total Return(a)	3.45%	11.91%		45.94%		(9.76)%		31.70%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$354,769	$326,445		$293,759		$114,178		$110,092
Ratio of expenses to average daily net assets:
Before expense waiver	0.80%	0.80%		0.80%		0.80%		0.79%
After expense waiver#	N/A	0.78	% (b)	0.79	% (b)	0.80	% (b)	0.79%
Net investment income to average daily net assets	0.50%	0.08%		0.09%		0.13%		0.28%
Portfolio turnover rate	31%	32%		31%		78%		53%

***  Per share amount calculated on the average shares method.

†  Net investment loss and distributions from net investment income are less than $0.01 per share.

††  Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality. (See Note 3).

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the periods May 1, 2001 through December 31, 2001, January 1, 2002 through April 30, 2002 and the years ended December 31, 2003 and 2004.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

(b)  The Fund has entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expense of the Fund.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Focused Value Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class N
	Year ended		Year ended		Year ended		Period ended
	12/31/05††		12/31/04		12/31/03		12/31/02++
Net asset value, beginning of year	$17.60		$16.81		$11.90		$11.77
Income (loss) from investment operations:
Net investment loss	(0.05	)***	(0.12	)***	(0.11	)***	(0.00	)***†
Net realized and unrealized gain on investments	0.53		1.94		5.43		0.13
Total income from investment operations	0.48		1.82		5.32		0.13
Less distributions to shareholders:
From net investment income	-		-		(0.00	)†	-
Tax return of capital	-		-		(0.41)		-
From net realized gains	(1.60)		(1.03)		-		-
Total distributions	(1.60)		(1.03)		(0.41)		-
Net asset value, end of year	$16.48		$17.60		$16.81		$11.90

Total Return(a)	2.61	% (c)	11.05	% (c)	44.70	% (c)	-	‡
Ratios / Supplemental Data:
Net assets, end of year (000's)	$1,820		$1,006		$904		$102
Ratio of expenses to average daily net assets:
Before expense waiver	1.60%		1.60%		1.61%		-	‡
After expense waiver#	N/A		1.58	% (b)	1.60	% (b)	-	‡
Net investment loss to average daily net assets	(0.27)%		(0.72)%		(0.70)%		-	‡
Portfolio turnover rate	31%		32%		31%		78%

***  Per share amount calculated on the average shares method.

†  Net investment loss and distributions from net investment income are less than $0.01 per share.

††  Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality. (See Note 3).

++  Class N commenced operations on December 31, 2002.

‡  Amounts are de minimis due to the short period of operations.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the years ended December 31, 2003 and 2004.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

(b)  The Fund has entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expense of the Fund.

(c)  Total Return excludes contingent deferred sales charge and would be lower for the periods presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Company Value Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A
	Year ended 12/31/05†		Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02		Period ended 12/31/01+
Net asset value, beginning of year	$14.28		$11.96		$8.66		$10.00		$10.00
Income (loss) from investment operations:
Net investment income (loss)	(0.03	)***	0.00	***††	0.02	***	0.05	***	-
Net realized and unrealized gain (loss) on investments	0.68		2.65		3.31		(1.37)		-
Total income (loss) from investment operations	0.65		2.65		3.33		(1.32)		0.00
Less distributions to shareholders:
From net investment income	-		-		(0.01)		(0.02)		-
From net realized gains	(0.65)		(0.33)		(0.02)		-		-
Total distributions	(0.65)		(0.33)		(0.03)		(0.02)		-
Net asset value, end of year	$14.28		$14.28		$11.96		$8.66		$10.00

Total Return(a)	4.56	% (c)	22.30	% (c)	38.66%		(13.27)%		-
Ratios / Supplemental Data:
Net assets, end of year (000's)	$136,675		$115,807		$44,754		$8,602		$1
Ratio of expenses to average daily net assets:
Before expense waiver	1.49%		1.49%		1.51%		1.64%		-
After expense waiver#	N/A		1.44	% (b)	1.41	% (b)	1.37	% (b)	-
Net investment income (loss) to average daily net assets	(0.24)%		(0.02)%		0.17%		0.52%		-
Portfolio turnover rate	56%		36%		58%		69%		N/A
	Class L
	Year ended 12/31/05†		Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02		Period ended 12/31/01+
Net asset value, beginning of year	$14.31		$11.96		$8.65		$10.00		$10.00
Income (loss) from investment operations:
Net investment income	0.00	***††	0.03	***	0.05	***	0.08	***	-
Net realized and unrealized gain (loss) on investments	0.68		2.67		3.31		(1.39)		-
Total income (loss) from investment operations	0.68		2.70		3.36		(1.31)		0.00
Less distributions to shareholders:
From net investment income	-		(0.02)		(0.03)		(0.04)		-
From net realized gains	(0.65)		(0.33)		(0.02)		-		-
Total distributions	(0.65)		(0.35)		(0.05)		(0.04)		-
Net asset value, end of year	$14.34		$14.31		$11.96		$8.65		$10.00

Total Return(a)	4.76%		22.68%		38.92%		(13.10)%		-	‡
Ratios / Supplemental Data:
Net assets, end of year (000's)	$125,631		$116,485		$37,776		$3,252		$1
Ratio of expenses to average daily net assets:
Before expense waiver	1.24%		1.24%		1.26%		1.39%		-	‡
After expense waiver#	N/A		1.19	% (b)	1.17	% (b)	1.11	% (b)	-	‡
Net investment income to average daily net assets	0.00%		0.24%		0.45%		0.86%		-	‡
Portfolio turnover rate	56%		36%		58%		69%		N/A

***  Per share amount calculated on the average shares method.

†  Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality. (See Note 3).

††  Net investment income is less than $0.01 per share.

+  The Fund commenced operations on December 31, 2001.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the years ended December 31, 2002, 2003 and 2004.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the period presented if they reflected these charges.

(b)  The Fund has entered into an agreement with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.

(c)  Total Return excludes a front-end sales charge and would be lower for the periods presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Company Value Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class Y
	Year ended 12/31/05†	Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02		Period ended 12/31/01+
Net asset value, beginning of year	$14.35	$11.99		$8.66		$10.00		$10.00
Income (loss) from investment operations:
Net investment income	0.02 ***	0.05	***	0.06	***	0.11	***	-
Net realized and unrealized gain (loss) on investments	0.69	2.67		3.33		(1.40)		-
Total income (loss) from investment operations	0.71	2.72		3.39		(1.29)		0.00
Less distributions to shareholders:
From net investment income	-	(0.03)		(0.04)		(0.05)		-
From net realized gains	(0.65)	(0.33)		(0.02)		-		-
Total distributions	(0.65)	(0.36)		(0.06)		(0.05)		-
Net asset value, end of year	$14.41	$14.35		$11.99		$8.66		$10.00

Total Return(a)	4.96%	22.80%		39.16%		(12.92)%		-	‡
Ratios / Supplemental Data:
Net assets, end of year (000's)	$98,126	$100,488		$46,409		$19,708		$1
Ratio of expenses to average daily net assets:
Before expense waiver	1.09%	1.09%		1.11%		1.24%		-	‡
After expense waiver#	N/A	1.04	% (b)	1.01	% (b)	0.92	% (b)	-	‡
Net investment income to average daily net assets	0.13%	0.37%		0.58%		1.32%		-	‡
Portfolio turnover rate	56%	36%		58%		69%		N/A
	Class S
	Year ended 12/31/05†	Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02		Period ended 12/31/01+
Net asset value, beginning of year	$14.39	$12.02		$8.67		$10.00		$10.00
Income (loss) from investment operations:
Net investment income	0.03 ***	0.05	***	0.06	***	0.07	***	-
Net realized and unrealized gain (loss) on investments	0.69	2.68		3.35		(1.36)		-
Total income (loss) from investment operations	0.72	2.73		3.41		(1.29)		0.00
Less distributions to shareholders:
From net investment income	-	(0.03)		(0.04)		(0.04)		-
From net realized gains	(0.65)	(0.33)		(0.02)		-		-
Total distributions	(0.65)	(0.36)		(0.06)		(0.04)		-
Net asset value, end of year	$14.46	$14.39		$12.02		$8.67		$10.00

Total Return(a)	5.01%	22.86%		39.37%		(12.92)%		-	‡
Ratios / Supplemental Data:
Net assets, end of year (000's)	$221,271	$188,743		$80,661		$44,356		$10,001
Ratio of expenses to average daily net assets:
Before expense waiver	1.05%	1.05%		1.07%		1.20%		-	‡
After expense waiver#	N/A	1.00	% (b)	0.97	% (b)	0.96	% (b)	-	‡
Net investment income to average daily net assets	0.20%	0.40%		0.58%		0.76%		-	‡
Portfolio turnover rate	56%	36%		58%		69%		N/A

***  Per share amount calculated on the average shares method.

†  Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality. (See Note 3).

+  The Fund commenced operations on December 31, 2001.

‡  Amounts are de minimis due to the short period of operations.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the years ended December 31, 2002, 2003 and 2004.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the period presented if they reflected these charges.

(b)  The Fund has entered into an agreement with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Company Value Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class N
	Year ended 12/31/05†		Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02+
Net asset value, beginning of year	$14.16		$11.90		$8.63		$8.59
Income (loss) from investment operations:
Net investment income (loss)	(0.08	)***	(0.05	)***	(0.01	)***	0.00	***††
Net realized and unrealized gain on investments	0.68		2.64		3.30		0.04
Total income from investment operations	0.60		2.59		3.29		0.04
Less distributions to shareholders:
From net investment income	-		-		(0.00	)†††	-
From net realized gains	(0.65)		(0.33)		(0.02)		-
Total distributions	(0.65)		(0.33)		(0.02)		-
Net asset value, end of year	$14.11		$14.16		$11.90		$8.63

Total Return(a)	4.25	% (c)	21.91	% (c)	38.20	% (c)	-	‡
Ratios / Supplemental Data:
Net assets, end of year (000's)	$1,251		$916		$564		$101
Ratio of expenses to average daily net assets:
Before expense waiver	1.79%		1.79%		1.81%		-	‡
After expense waiver#	N/A		1.74	% (b)	1.72	% (b)	-	‡
Net investment loss to average daily net assets	(0.54)%		(0.37)%		(0.08)%		-	‡
Portfolio turnover rate	56%		36%		58%		69%

***  Per share amount calculated on the average shares method.

†  Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality. (See Note 3).

††  Net investment income is less than $0.01 per share.

†††  Distributions from net investment income are less than $0.01 per share.

+  Class N commenced operations on December 31, 2002.

‡  Amounts are de minimis due to the short period of operations.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the years ended December 31, 2003 and 2004.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the period presented if they reflected these charges.

(b)  The Fund has entered into an agreement with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.

(c)  Total Return excludes contingent deferred sales charge and would be lower for the periods presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Mid Cap Growth Equity Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A
	Year ended 12/31/05†		Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02		Year ended 12/31/01
Net asset value, beginning of year	$8.74		$7.64		$5.87		$8.18		$11.66
Income (loss) from investment operations:
Net investment loss	(0.05	)***	(0.05	)***	(0.05	)***	(0.06	)***	(0.08	)***
Net realized and unrealized gain (loss) on investments	1.13		1.15		1.82		(2.25)		(3.40)
Total income (loss) from investment operations	1.08		1.10		1.77		(2.31)		(3.48)
Net asset value, end of year	$9.82		$8.74		$7.64		$5.87		$8.18

Total Return(a)	12.47	% (c)	14.40	% (c)	30.15%		(28.24)%		(29.85)%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$34,053		$29,642		$37,976		$23,351		$27,226
Ratio of expenses to average daily net assets:
Before expense waiver	1.30%		1.30%		1.30%		1.30%		1.30%
After expense waiver#	N/A		1.27	% (b)	1.26	% (b)	1.29%		1.27%
Net investment loss to average daily net assets	(0.59)%		(0.68)%		(0.78)%		(0.90)%		(0.86)%
Portfolio turnover rate	117%		93%		128%		284%		160%
	Class L
	Year ended 12/31/05†		Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02		Year ended 12/31/01
Net asset value, beginning of year	$8.87		$7.73		$5.93		$8.24		$11.72
Income (loss) from investment operations:
Net investment loss	(0.03	)***	(0.03	)***	(0.04	)***	(0.04	)***	(0.05	)***
Net realized and unrealized gain (loss) on investments	1.16		1.17		1.84		(2.27)		(3.43)
Total income (loss) from investment operations	1.13		1.14		1.80		(2.31)		(3.48)
Less distributions to shareholders:
From net investment income	-		-		-		-		(0.00	)††
Net asset value, end of year	$10.00		$8.87		$7.73		$5.93		$8.24

Total Return(a)	12.74%		14.75%		30.35%		(28.03)%		(29.68)%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$42,353		$39,546		$35,668		$24,204		$28,351
Ratio of expenses to average daily net assets:
Before expense waiver	1.05%		1.06%		1.05%		1.05%		1.05%
After expense waiver#	N/A		1.02	% (b)	1.01	% (b)	1.04%		1.02%
Net investment loss to average daily net assets	(0.35)%		(0.44)%		(0.54)%		(0.65)%		(0.61)%
Portfolio turnover rate	117%		93%		128%		284%		160%

***  Per share amount calculated on the average shares method.

†  Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality. (See Note 3).

††  Distributions from net investment income is less than $0.01 per share.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the year ended December 31, 2001, the period January 1, 2002 through April 30, 2002, and the years ended December 31, 2003 and 2004.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

(b)  The Fund has entered into an agreement with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce the operating expenses of the Fund.

(c)  Total Return excludes a front-end sales charge and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Mid Cap Growth Equity Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class Y
	Year ended 12/31/05†		Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02		Year ended 12/31/01
Net asset value, beginning of year	$8.94		$7.78		$5.95		$8.26		$11.75
Income (loss) from investment operations:
Net investment loss	(0.02	)***	(0.02	)***	(0.03	)***	(0.03	)***	(0.05	)***
Net realized and unrealized gain (loss) on investments	1.16		1.18		1.86		(2.28)		(3.44)
Total income (loss) from investment operations	1.14		1.16		1.83		(2.31)		(3.49)
Less distributions to shareholders:
From net investment income	-		-		-		-		(0.00	)††
Net asset value, end of year	$10.08		$8.94		$7.78		$5.95		$8.26

Total Return(a)	12.86%		14.91%		30.76%		(27.97)%		(29.67)%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$21,345		$15,791		$16,202		$9,379		$12,490
Ratio of expenses to average daily net assets:
Before expense waiver	0.90%		0.90%		0.90%		0.90%		0.90%
After expense waiver#	N/A		0.87	% (b)	0.86	% (b)	0.89%		0.87%
Net investment loss to average daily net assets	(0.19)%		(0.29)%		(0.38)%		(0.50)%		(0.49)%
Portfolio turnover rate	117%		93%		128%		284%		160%
	Class S
	Year ended 12/31/05†		Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02		Year ended 12/31/01
Net asset value, beginning of year	$8.97		$7.79		$5.96		$8.27		$11.75
Income (loss) from investment operations:
Net investment loss	(0.01	)***	(0.02	)***	(0.02	)***	(0.03	)***	(0.04	)***
Net realized and unrealized gain (loss) on investments	1.16		1.20		1.85		(2.28)		(3.43)
Total income (loss) from investment operations	1.15		1.18		1.83		(2.31)		(3.47)
Less distributions to shareholders:
From net investment income	-		-		-		-		(0.01)
Net asset value, end of year	$10.12		$8.97		$7.79		$5.96		$8.27

Total Return(a)	12.82%		15.15%		30.70%		(27.93)%		(29.52)%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$70,676		$50,160		$68,504		$47,443		$81,248
Ratio of expenses to average daily net assets:
Before expense waiver	0.83%		0.83%		0.83%		0.83%		0.83%
After expense waiver#	N/A		0.80	% (b)	0.79	% (b)	0.82%		0.80%
Net investment loss to average daily net assets	(0.12)%		(0.22)%		(0.32)%		(0.43)%		(0.40)%
Portfolio turnover rate	117%		93%		128%		284%		160%

***  Per share amount calculated on the average shares method.

†  Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality. (See Note 3).

††  Distributions from net investment income is less than $0.01 per share.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the year ended December 31, 2001, the period January 1, 2002 through April 30, 2002, and the years ended Decmeber 31, 2003 and 2004.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

(b)  The Fund has entered into an agreement with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce the operating expenses of the Fund.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Mid Cap Growth Equity Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class N
	Year ended 12/31/05†		Year ended 12/31/04		Year ended 12/31/03		Period ended 12/31/02++
Net asset value, beginning of year	$8.67		$7.59		$5.85		$5.86
Income (loss) from investment operations:
Net investment loss	(0.08	)***	(0.08	)***	(0.07	)***	(0.00	)***††
Net realized and unrealized gain (loss) on investments	1.12		1.16		1.81		(0.01)
Total income (loss) from investment operations	1.04		1.08		1.74		(0.01)
Net asset value, end of year	$9.71		$8.67		$7.59		$5.85

Total Return(a)	12.00	% (c)	14.23	% (c)	29.74	% (c)	-	‡
Ratios / Supplemental Data:
Net assets, end of year (000's)	$167		$149		$137		$100
Ratio of expenses to average daily net assets:
Before expense waiver	1.60%		1.60%		1.60%		-	‡
After expense waiver	N/A		1.57	% (b)	1.56	% (b)	-	‡
Net investment loss to average daily net assets	(0.89)%		(0.99)%		(1.09)%		-	‡
Portfolio turnover rate	117%		93%		128%		284%

***  Per share amount calculated on the average shares method.

†  Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality. (See Note 3).

††  Net investment loss is less than $0.01 per share.

++  Class N commenced operations on December 31, 2002.

‡  Amounts are de minimis due to the short period of operations.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

(b)  The Fund has entered into an agreement with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce the operating expenses of the Fund.

(c)  Total Return excludes contingent deferred sales charge and would be lower for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Mid Cap Growth Equity II Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A
	Year ended 12/31/05†		Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02		Year ended 12/31/01
Net asset value, beginning of year	$13.09		$11.17		$8.12		$10.33		$10.48
Income (loss) from investment operations:
Net investment loss	(0.09	)***	(0.10	)***	(0.09	)***	(0.08	)***	(0.09	)***
Net realized and unrealized gain (loss) on investments	1.74		2.04		3.14		(2.13)		(0.06)
Total income (loss) from investment operations	1.65		1.94		3.05		(2.21)		(0.15)
Less distributions to shareholders:
From net realized gains	(0.61)		(0.02)		-		-		-
Net asset value, end of year	$14.13		$13.09		$11.17		$8.12		$10.33
Total Return(a)	12.63	% (c)	17.41	% (c)	37.56%		(21.39)%		(1.43)%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$310,072		$208,278		$93,526		$30,968		$14,113
Ratio of expenses to average daily net assets:
Before expense waiver	1.35%		1.35%		1.35%		1.36%		1.35%
After expense waiver#	N/A		1.34	% (b)	1.34	% (b)	1.35	% (b)	1.35%
Net investment loss to average daily net assets	(0.68)%		(0.89)%		(0.93)%		(0.96)%		(0.89)%
Portfolio turnover rate	28%		42%		54%		61%		49%
	Class L
	Year ended 12/31/05†		Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02		Year ended 12/31/01
Net asset value, beginning of year	$13.24		$11.27		$8.17		$10.37		$10.50
Income (loss) from investment operations:
Net investment loss	(0.06	)***	(0.08	)***	(0.07	)***	(0.07	)***	(0.06	)***
Net realized and unrealized gain (loss) on investments	1.77		2.07		3.17		(2.13)		(0.07)
Total income (loss) from investment operations	1.71		1.99		3.10		(2.20)		(0.13)
Less distributions to shareholders:
From net realized gains	(0.61)		(0.02)		-		-		-
Net asset value, end of year	$14.34		$13.24		$11.27		$8.17		$10.37

Total Return(a)	12.94%		17.70%		37.94%		(21.22)%		(1.24)%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$508,296		$403,972		$225,279		$116,835		$136,206
Ratio of expenses to average daily net assets:
Before expense waiver	1.10%		1.10%		1.10%		1.11%		1.10%
After expense waiver#	N/A		1.09	% (b)	1.09	% (b)	1.09	% (b)	1.10%
Net investment loss to average daily net assets	(0.43)%		(0.65)%		(0.68)%		(0.72)%		(0.59)%
Portfolio turnover rate	28%		42%		54%		61%		49%

***  Per share amount calculated on the average shares method.

†  Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality. (See Note 3).

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the periods May 1, 2001 through December 31, 2001, January 1, 2002 through April 30, 2002 and the years ended December 31, 2003 and 2004.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

(b)  The Fund has entered into an agreement with the certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.

(c)  Total Return excludes a front-end sales charge and would be lower for the periods presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Mid Cap Growth Equity II Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class Y
	Year ended 12/31/05†		Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02		Year ended 12/31/01
Net asset value, beginning of year	$13.35		$11.34		$8.21		$10.40		$10.51
Income (loss) from investment operations:
Net investment loss	(0.04	)***	(0.06	)***	(0.05	)***	(0.04	)***	(0.05	)***
Net realized and unrealized gain (loss) on investments	1.78		2.09		3.18		(2.15)		(0.06)
Total income (loss) from investment operations	1.74		2.03		3.13		(2.19)		(0.11)
Less distributions to shareholders:
From net realized gains	(0.61)		(0.02)		—		—		—
Net asset value, end of year	$14.48		$13.35		$11.34		$8.21		$10.40
Total Return(a)	13.06%		17.94%		38.12%		(21.06)%		(1.05)%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$139,779		$99,126		$51,284		$27,835		$622
Ratio of expenses to average daily net assets:
Before expense waiver	0.95%		0.95%		0.95%		0.98%		0.95%
After expense waiver#	N/A		0.94	% (b)	0.94	% (b)	0.96	% (b)	0.95%
Net investment loss to average daily net assets	(0.28)%		(0.49)%		(0.53)%		(0.51)%		(0.48)%
Portfolio turnover rate	28%		42%		54%		61%		49%
	Class S
	Year ended 12/31/05†		Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02		Year ended 12/31/01
Net asset value, beginning of year	$13.39		$11.37		$8.22		$10.41		$10.51
Income (loss) from investment operations:
Net investment loss	(0.03	)***	(0.05	)***	(0.04	)***	(0.04	)***	(0.03	)***
Net realized and unrealized gain (loss) on investments	1.79		2.09		3.19		(2.15)		(0.07)
Total income (loss) from investment operations	1.76		2.04		3.15		(2.19)		(0.10)
Less distributions to shareholders:
From net realized gains	(0.61)		(0.02)		—		—		—
Net asset value, end of year	$14.54		$13.39		$11.37		$8.22		$10.41

Total Return(a)	13.17%		17.98%		38.32%		(21.04)%		(0.95)%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$273,591		$206,865		$125,907		$72,595		$88,921
Ratio of expenses to average daily net assets:
Before expense waiver	0.86%		0.86%		0.86%		0.87%		0.86%
After expense waiver#	N/A		0.85	% (b)	0.85	% (b)	0.85	% (b)	0.86%
Net investment loss to average daily net assets	(0.19)%		(0.41)%		(0.44)%		(0.48)%		(0.34)%
Portfolio turnover rate	28%		42%		54%		61%		49%

***  Per share amount calculated on the average shares method.

†  Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality. (See Note 3).

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the periods May 1, 2001 through December 31, 2001, January 1, 2002 through April 30, 2002 and the years ended December 31, 2003 and 2004.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

(b)  The Fund has entered into an agreement with the certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Mid Cap Growth Equity II Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class N
	Year ended 12/31/05†		Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02++
Net asset value, beginning of year	$12.97		$11.10		$8.09		$8.05
Income (loss) from investment operations:
Net investment loss	(0.13	)***	(0.14	)***	(0.12	)***	(0.00	)***††
Net realized and unrealized gain on investments	1.72		2.03		3.13		0.04
Total income (loss) from investment operations	1.59		1.89		3.01		0.04
Less distributions to shareholders:
From net realized gains	(0.61)		(0.02)		-		-
Net asset value, end of year	$13.95		$12.97		$11.10		$8.09
Total Return(a)	12.28	% (c)	17.07	% (c)	37.21	% (c)	-	‡
Ratios / Supplemental Data:
Net assets, end of year (000's)	$1,755		$1,096		$617		$101
Ratio of expenses to average daily net assets:
Before expense waiver	1.65%		1.65%		1.66%		-	‡
After expense waiver#	N/A		1.64	% (b)	1.65	% (b)	-	‡
Net investment loss to average daily net assets	(0.97)%		(1.19)%		(1.22)%		-	‡
Portfolio turnover rate	28%		42%		54%		61%

***  Per share amount calculated on the average shares mehod.

†  Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality. (See Note 3).

††  Net investment loss is less than $0.01 per share.

‡  Amounts are de minimis due to the short period of operations.

++  Class N commenced operations on December 31, 2002.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the periods May 1, 2001 through December 31, 2001, January 1, 2002 through April 30, 2002 and the years ended December 31, 2003 and 2004.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

(b)  The Fund has entered into an agreement with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.

(c)  Total Return excludes contingent deferred sales charge and would be lower for the peiods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Cap Growth Equity Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A
	Year ended 12/31/05†		Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02		Year ended 12/31/01
Net asset value, beginning of year	$14.22		$12.56		$8.76		$11.79		$13.37
Income (loss) from investment operations:
Net investment loss	(0.12	)***	(0.13	)***	(0.12	)***	(0.11	)***	(0.08	)***
Net realized and unrealized gain (loss) on investments	1.62		1.79		3.92		(2.92)		(1.50)
Total income (loss) from investment operations	1.50		1.66		3.80		(3.03)		(1.58)
Net asset value, end of year	$15.72		$14.22		$12.56		$8.76		$11.79

Total Return(a)	10.55	% (c)	13.22	% (c)	43.38%		(25.70)%		(11.82)%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$98,945		$77,739		$67,686		$35,509		$32,095
Ratio of expenses to average daily net assets:
Before expense waiver	1.51%		1.52%		1.51%		1.51%		1.51%
After expense waiver#	N/A		1.48	% (b)	1.49	% (b)	1.50	% (b)	1.49%
Net investment loss to average daily net assets	(0.83)%		(1.01)%		(1.11)%		(1.08)%		(0.67)%
Portfolio turnover rate	59%		64%		56%		51%		114%
	Class L
	Year ended 12/31/05†		Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02		Year ended 12/31/01
Net asset value, beginning of year	$14.41		$12.70		$8.83		$11.85		$13.41
Income (loss) from investment operations:
Net investment loss	(0.08	)***	(0.10	)***	(0.09	)***	(0.08	)***	(0.05	)***
Net realized and unrealized gain (loss) on investments	1.64		1.81		3.96		(2.94)		(1.51)
Total income (loss) from investment operations	1.56		1.71		3.87		(3.02)		(1.56)
Net asset value, end of year	$15.97		$14.41		$12.70		$8.83		$11.85

Total Return(a)	10.83%		13.46%		43.83%		(25.49)%		(11.63)%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$108,840		$90,941		$85,885		$44,419		$43,839
Ratio of expenses to average daily net assets:
Before expense waiver	1.26%		1.26%		1.26%		1.26%		1.26%
After expense waiver#	N/A		1.23	% (b)	1.24	% (b)	1.25	% (b)	1.24%
Net investment loss to average daily net assets	(0.58)%		(0.76)%		(0.86)%		(0.83)%		(0.40)%
Portfolio turnover rate	59%		64%		56%		51%		114%

***  Per share amount calculated on the average shares method.

†  Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality. (See Note 3).

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the year ended December 31, 2001, the period January 1, 2002 through April 30, 2002 and the years ended December 31, 2003 and 2004.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the period presented if they reflected these charges.

(b)  The Fund has entered into an agreement with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.

(c)  Total Return excludes a front-end sales charge and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Cap Growth Equity Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class Y
	Year ended 12/31/05†		Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02		Year ended 12/31/01
Net asset value, beginning of year	$14.52		$12.77		$8.87		$11.89		$13.43
Income (loss) from investment operations:
Net investment loss	(0.06	)***	(0.08	)***	(0.08	)***	(0.07	)***	(0.03	)***
Net realized and unrealized gain (loss) on investments	1.65		1.83		3.98		(2.95)		(1.51)
Total income (loss) from investment operations	1.59		1.75		3.90		(3.02)		(1.54)
Net asset value, end of year	$16.11		$14.52		$12.77		$8.87		$11.89

Total Return(a)	11.02%		13.70%		43.97%		(25.40)%		(11.47)%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$95,822		$92,812		$87,801		$43,123		$44,759
Ratio of expenses to average daily net assets:
Before expense waiver	1.11%		1.12%		1.11%		1.11%		1.11%
After expense waiver#	N/A		1.08	% (b)	1.09	% (b)	1.10	% (b)	1.09%
Net investment income (loss) to average daily net assets	(0.44)%		(0.61)%		(0.71)%		(0.68)%		(0.25)%
Portfolio turnover rate	59%		64%		56%		51%		114%
	Class S
	Year ended 12/31/05†		Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02		Year ended 12/31/01
Net asset value, beginning of year	$14.61		$12.84		$8.91		$11.92		$13.45
Income (loss) from investment operations:
Net investment loss	(0.04	)***	(0.06	)***	(0.06	)***	(0.06	)***	(0.01	)***
Net realized and unrealized gain (loss) on investments	1.67		1.83		3.99		(2.95)		(1.52)
Total income (loss) from investment operations	1.63		1.77		3.93		(3.01)		(1.53)
Net asset value, end of year	$16.24		$14.61		$12.84		$8.91		$11.92

Total Return(a)	11.23%		13.79%		44.11%		(25.25)%		(11.38)%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$288,954		$241,673		$243,909		$123,762		$156,565
Ratio of expenses to average daily net assets:
Before expense waiver	0.97%		0.97%		0.97%		0.97%		0.97%
After expense waiver#	N/A		0.94	% (b)	0.95	% (b)	0.96	% (b)	0.95%
Net investment income (loss) to average daily net assets	(0.29)%		(0.47)%		(0.57)%		(0.54)%		(0.09)%
Portfolio turnover rate	59%		64%		56%		51%		114%

***  Per share amount calculated on the average shares method.

†  Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality. (See Note 3).

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the year ended December 31, 2001, the period January 1, 2002 through April 30, 2002 and the years ended December 31, 2003 and 2004.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the period presented if they reflected these charges.

(b)  The Fund enetered into an agreement with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Cap Growth Equity Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class N
	Year ended 12/31/05††		Year ended 12/31/04		Year ended 12/31/03		Period ended 12/31/02+
Net asset value, beginning of period	$14.07		$12.47		$8.72		$8.68
Income (loss) from investment operations:
Net investment loss	(0.16)		(0.16)		(0.15	)***	(0.00	)***†
Net realized and unrealized gain on investments	1.60		1.76		3.90		0.04
Total income from investment operations	1.44		1.60		3.75		0.04
Net asset value, end of period	$15.51		$14.07		$12.47		$8.72

Total Return(a)	10.31	% (c)	12.83	% (c)	43.00	% (c)	-	‡
Ratios / Supplemental Data:
Net assets, end of period (000's)	$930		$816		$149		$101
Ratio of expenses to average daily net assets:
Before expense waiver	1.81%		1.82%		1.81%		-	‡
After expense waiver#	N/A		1.78	% (b)	1.79	% (b)	-	‡
Net investment loss to average daily net assets	(1.13)%		(1.31)%		(1.41)%		-	‡
Portfolio turnover rate	59%		64%		56%		51%

***  Per share amount calculated on the average shares method.

†  Net investment loss is less than $0.01 per share.

††  Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality. (See Note 3).

+  Class N commenced operations on December 31, 2002.

‡  Amounts are de minimis due to the short period of operations.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the years ended December 31, 2003 and 2004.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges set forth in their respective Plan Documents. Total return figures would be lower for the period presented if they reflected these charges.

(b)  The Fund has entered into an agreement with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.

(c)  Total Return excludes contingent deferred sales charge and would be lower for the periods presented if they reflected these changes.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Company Growth Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A
	Year ended 12/31/05††		Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02		Period ended 12/31/01+
Net asset value, beginning of period	$10.05		$10.67		$6.99		$10.00		$10.00
Income (loss) from investment operations:
Net investment loss	(0.11	)***	(0.08	)***	(0.10	)***	(0.06	)***	-
Net realized and unrealized gain (loss) on investments	(0.02)		0.20	†	4.30		(2.95)		-
Total income (loss) from investment operations	(0.13)		0.12		4.20		(3.01)		0.00
Less distributions to shareholders:
From net realized gains	(0.23)		(0.74)		(0.52)		-		-
Net asset value, end of period	$9.69		$10.05		$10.67		$6.99		$10.00

Total Return(a)	(1.09	)% (c)	1.70	% (c)	60.01%		(30.10)%		-
Ratios / Supplemental Data:
Net assets, end of period (000's)	$62,461		$66,985		$54,038		$5,038		$1
Ratio of expenses to average daily net assets:
Before expense waiver	1.54%		1.52%		1.58%		1.83%		-
After expense waiver#	1.52%		1.35	% (b)	1.37	% (b)	1.16	% (b)	-
Net investment loss to average daily net assets	(1.18)%		(0.77)%		(1.00)%		(0.80)%		-
Portfolio turnover rate	149%		220%		141%		150%		-
	Class L
	Year ended 12/31/05††		Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02		Period ended 12/31/01+
Net asset value, beginning of period	$10.14		$10.74		$7.01		$10.00		$10.00
Income (loss) from investment operations:
Net investment loss	(0.09	)***	(0.05	)***	(0.07	)***	(0.04	)***	-
Net realized and unrealized gain (loss) on investments	(0.01)		0.19	†	4.32		(2.95)		-
Total income (loss) from investment operations	(0.10)		0.14		4.25		(2.99)		0.00
Less distributions to shareholders:
From net realized gains	(0.23)		(0.74)		(0.52)		-		-
Net asset value, end of period	$9.81		$10.14		$10.74		$7.01		$10.00

Total Return(a)	(0.88)%		1.97%		60.55%		(29.90)%		-
Ratios / Supplemental Data:
Net assets, end of period (000's)	$28,468		$43,008		$35,948		$10,319		$1
Ratio of expenses to average daily net assets:
Before expense waiver	1.29%		1.27%		1.33%		1.58%		-
After expense waiver#	1.26%		1.10	% (b)	1.10	% (b)	0.92	% (b)	-
Net investment loss to average daily net assets	(0.91)%		(0.54)%		(0.72)%		(0.59)%		-
Portfolio turnover rate	149%		220%		141%		150%		-

***  Per share amount calculated on the average shares method.

†  The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) for the period due to the timing of purchases and redemptions of Fund shares in relation to the fluctuating market values of the Fund.

††  Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality. (See Note 3).

+  The Fund commenced operations on December 31, 2001.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the years ended December 31, 2002, 2003, 2004 and 2005.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

(b)  The Fund has entered into an agreement with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.

(c)  Total Return excludes a front-end sales charge and would be lower for the periods presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Company Growth Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class Y
	Year ended 12/31/05††		Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02		Period ended 12/31/01+
Net asset value, beginning of period	$10.19		$10.77		$7.02		$10.00		$10.00
Income (loss) from investment operations:
Net investment loss	(0.07	)***	(0.04	)***	(0.05	)***	(0.04	)***	-
Net realized and unrealized gain (loss) on investments	(0.02)		0.20	†	4.32		(2.94)		-
Total income (loss) from investment operations	(0.09)		0.16		4.27		(2.98)		0.00
Less distributions to shareholders:
From net realized gains	(0.23)		(0.74)		(0.52)		-		-
Net asset value, end of period	$9.87		$10.19		$10.77		$7.02		$10.00

Total Return(a)	(0.68)%		2.06%		60.75%		(29.80)%		-
Ratios / Supplemental Data:
Net assets, end of period (000's)	$27,617		$40,990		$37,730		$10,545		$1
Ratio of expenses to average daily net assets:
Before expense waiver	1.14%		1.12%		1.18%		1.43%		-
After expense waiver#	1.12%		0.95	% (b)	0.95	% (b)	0.83	% (b)	-
Net investment loss to average daily net assets	(0.77)%		(0.40)%		(0.60)%		(0.52)%		-
Portfolio turnover rate	149%		220%		141%		150%		-
	Class S
	Year ended 12/31/05††		Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02		Period ended 12/31/01+
Net asset value, beginning of period	$10.21		$10.78		$7.02		$10.00		$10.00
Income (loss) from investment operations:
Net investment loss	(0.07	)***	(0.04	)***	(0.05	)***	(0.03	)***	-
Net realized and unrealized gain (loss) on investments	(0.01)		0.21	†	4.33		(2.95)		-
Total income (loss) from investment operations	(0.08)		0.17		4.28		(2.98)		0.00
Less distributions to shareholders:
From net realized gains	(0.23)		(0.74)		(0.52)		-		-
Net asset value, end of period	$9.90		$10.21		$10.78		$7.02		$10.00

Total Return(a)	(0.67)%		2.25%		60.66%		(29.70)%		-
Ratios / Supplemental Data:
Net assets, end of period (000's)	$24,869		$28,081		$30,181		$8,763		$10,001
Ratio of expenses to average daily net assets:
Before expense waiver	1.10%		1.08%		1.14%		1.39%		-
After expense waiver#	1.08%		0.92	% (b)	0.92	% (b)	0.80	% (b)	-
Net investment loss to average daily net assets	(0.74)%		(0.34)%		(0.55)%		(0.41)%		-
Portfolio turnover rate	149%		220%		141%		150%		-

***  Per share amount calculated on the average shares method.

†  The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) for the period due to the timing of purchases and redemptions of Fund shares in relation to the fluctuating market values of the Fund.

††  Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality. (See Note 3).

+  The Fund commenced operations on December 31, 2001.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the years ended December 31, 2002, 2003, 2004 and 2005.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

(b)  The Fund has entered into an agreement with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Company Growth Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class N
	Year ended 12/31/05†††		Year ended 12/31/04		Year ended 12/31/03		Period ended 12/31/02++
Net asset value, beginning of period	$9.93		$10.59		$6.95		$6.90
Income (loss) from investment operations:
Net investment income	(0.14	)***	(0.11	)***	(0.13	)***	0.00	***††
Net realized and unrealized gain on investments	(0.02)		0.19	†	4.29		0.05
Total income from investment operations	(0.16)		0.08		4.16		0.05
Less distributions to shareholders:
From net realized gains	(0.23)		(0.74)		(0.52)		-
Net asset value, end of period	$9.54		$9.93		$10.59		$6.95

Total Return(a)	(1.41	)% (c)	1.33	% (c)	59.78	% (c)	-	‡
Ratios / Supplemental Data:
Net assets, end of period (000's)	$931		$910		$953		$101
Ratio of expenses to average daily net assets:
Before expense waiver	1.84%		1.82%		1.88%		-	‡
After expense waiver#	1.82%		1.65	% (b)	1.68	% (b)	-	‡
Net investment income to average daily net assets	(1.49)%		(1.06)%		(1.31)%		-	‡
Portfolio turnover rate	149%		220%		141%		150%

***  Per share amount calculated on the average shares method.

†  The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) for the period due to the timing of purchases and redemptions of Fund shares in relation to the fluctuating market values of the Fund.

††  Net investment income is less than $0.01 per share.

†††  Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality. (See Note 3).

++  Class N commenced operations on December 31, 2002.

‡  Amounts are de minimis due to the short period of operations.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the year ended December 31, 2002, 2003, 2004 and 2005.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

(b)  The Fund has entered into an agreement with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.

(c)  Total Return excludes contingent deferred sales charge and would be lower for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Emerging Growth Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A
	Year ended 12/31/05		Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02		Year ended 12/31/01
Net asset value, beginning of year	$5.88		$5.13		$3.53		$6.11		$7.31
Income (loss) from investment operations:
Net investment loss	(0.06	)***	(0.07	)***	(0.06	)***	(0.05	)***	(0.06	)***
Net realized and unrealized gain (loss) on investments	0.08		0.82		1.66		(2.53)		(1.14)
Total income (loss) from investment operations	0.02		0.75		1.60		(2.58)		(1.20)
Net asset value, end of year	$5.90		$5.88		$5.13		$3.53		$6.11

Total Return(a)	0.34	% (b)	14.62	% (b)	45.33%		(42.23)%		(16.53)%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$14,956		$27,052		$26,130		$10,153		$12,760
Ratio of expenses to average daily net assets:
Before expense waiver	1.45%		1.47%		1.48%		1.46%		1.44%
After expense waiver#	N/A		N/A		1.45%		1.39%		1.41%
Net investment loss to average daily net assets	(1.09)%		(1.32)%		(1.32)%		(1.23)%		(0.96)%
Portfolio turnover rate	124%		176%		198%		175%		139%
	Class L
	Year ended 12/31/05		Year ended 12/30/04		Year ended 12/31/03		Year ended 12/31/02		Year ended 12/31/01
Net asset value, beginning of year	$5.94		$5.18		$3.55		$6.13		$7.31
Income (loss) from investment operations:
Net investment loss	(0.05	)***	(0.06	)***	(0.05	)***	(0.04	)***	(0.04	)***
Net realized and unrealized gain (loss) on investments	0.10		0.82		1.68		(2.54)		(1.14)
Total income (loss) from investment operations	0.05		0.76		1.63		(2.58)		(1.18)
Net asset value, end of year	$5.99		$5.94		$5.18		$3.55		$6.13

Total Return(a)	0.84%		14.67%		45.92%		(42.09)%		(16.37)%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$63,777		$65,342		$49,424		$20,924		$26,106
Ratio of expenses to average daily net assets:
Before expense waiver	1.21%		1.22%		1.23%		1.21%		1.18%
After expense waiver#	N/A		N/A		1.20%		1.14%		1.16%
Net investment loss to average daily net assets	(0.84)%		(1.06)%		(1.07)%		(0.98)%		(0.71)%
Portfolio turnover rate	124%		176%		198%		175%		139%

***  Per share amount calculated on the average shares method.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the period May 1, 2001 through December 31, 2001 and the years ended December 31, 2002 and 2003.

(a)  Employee retirement benefit plans that invest assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth by their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

(b)  Total Return excludes a front-end sales charge and would be lower for the periods presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Emerging Growth Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class Y
	Year ended 12/31/05		Year ended 12/30/04		Year ended 12/31/03		Year ended 12/31/02		Year ended 12/31/01
Net asset value, beginning of year	$5.99		$5.21		$3.57		$6.15		$7.32
Income (loss) from investment operations:
Net investment loss	(0.04	)***	(0.05	)***	(0.04	)***	(0.04	)***	(0.03	)***
Net realized and unrealized gain (loss) on investments	0.10		0.83		1.68		(2.54)		(1.14)
Total income (loss) from investment operations	0.06		0.78		1.64		(2.58)		(1.17)
Net asset value, end of year	$6.05		$5.99		$5.21		$3.57		$6.15

Total Return(a)	0.83%		14.97%		45.94%		(41.95)%		(16.10)%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$4,760		$4,427		$3,051		$1,664		$3,309
Ratio of expenses to average daily net assets:
Before expense waiver	1.05%		1.07%		1.08%		1.06%		1.04%
After expense waiver#	N/A		N/A		1.04%		0.99%		1.01%
Net investment loss to average daily net assets	(0.68)%		(0.91)%		(0.91)%		(0.83)%		(0.55)%
Portfolio turnover rate	124%		176%		198%		175%		139%
	Class S
	Year ended 12/31/05		Year ended 12/30/04		Year ended 12/31/03		Year ended 12/31/02		Year ended 12/31/01
Net asset value, beginning of year	$6.03		$5.24		$3.58		$6.15		$7.32
Income (loss) from investment operations:
Net investment loss	(0.03	)***	(0.04	)***	(0.04	)***	(0.03	)***	(0.03	)***
Net realized and unrealized gain (loss) on investments	0.09		0.83		1.70		(2.54)		(1.14)
Total income (loss) from investment operations	0.06		0.79		1.66		(2.57)		(1.17)
Net asset value, end of year	$6.09		$6.03		$5.24		$3.58		$6.15

Total Return(a)	1.00%		15.08%		46.37%		(41.79)%		(16.10)%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$42,591		$39,812		$41,306		$24,658		$56,195
Ratio of expenses to average daily net assets:
Before expense waiver	0.96%		0.97%		0.98%		0.96%		0.94%
After expense waiver#	N/A		N/A		0.94%		0.89%		0.91%
Net investment income (loss) to average daily net assets	(0.59)%		0.81%		(0.81)%		(0.73)%		(0.45)%
Portfolio turnover rate	124%		176%		198%		175%		139%

***  Per share amount calculated on the average shares method.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the period May 1, 2001 through December 31, 2001 and the years ended December 31, 2002 and 2003.

(a)  Employee retirement benefit plans that invest assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth by their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Emerging Growth Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class N
	Year ended 12/31/05		Year ended 12/30/04		Year ended 12/31/03		Period ended 12/31/02++
Net asset value, beginning of year	$5.82		$5.09		$3.51		$3.50
Income (loss) from investment operations:
Net investment loss	(0.08	)***	(0.08	)***	(0.07	)***	(0.00	)***†
Net realized and unrealized gain on investments	0.09		0.81		1.65		0.01
Total income from investment operations	0.01		0.73		1.58		0.01
Net asset value, end of year	$5.83		$5.82		$5.09		$3.51

Total Return(a)	0.17	% (b)	14.34	% (b)	45.01	% (b)	-	‡
Ratios / Supplemental Data:
Net assets, end of year (000's)	$168		$168		$147		$101
Ratio of expenses to average daily net assets:
Before expense waiver	1.76%		1.77%		1.78%		-	‡
After expense waiver#	N/A		N/A		1.74%		-	‡
Net investment loss to average daily net assets	(1.39)%		(1.61)%		(1.61)%		-	‡
Portfolio turnover rate	124%		176%		198%		175%

***  Per share amount calculated on the average shares method.

†  Net investment loss is less than $0.01 per share.

++  Class N commenced operations on December 31, 2002.

‡  Amounts are de minimis due to the short period of operations.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the period ended December 31, 2002 and the year ended December 31, 2003.

(a)  Employee retirement benefit plans that invest assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth by their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

(b)  Total Return excludes contingent deferred sales charge and would be lower for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Overseas Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A
	Year ended 12/31/05††		Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02		Period ended 12/31/01+
Net asset value, beginning of year	$10.94		$9.55		$7.36		$8.41		$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.08	***	0.05	***	0.02	***	0.01	***	(0.05	)***
Net realized and unrealized gain (loss) on investments	1.15		1.63		2.18		(1.05)		(1.54)
Total income (loss) from investment operations	1.23		1.68		2.20		(1.04)		(1.59)
Less distributions to shareholders:
From net investment income	(0.18)		(0.06)		(0.01)		(0.01)		-
From net realized gains	(1.04)		(0.23)		-		-		-
Tax return of capital	-		-		-		(0.00	)†	-
Total distributions	(1.22)		(0.29)		(0.01)		(0.01)		-
Net asset value, end of year	$10.95		$10.94		$9.55		$7.36		$8.41

Total Return(a)	11.17	% (c)	17.53	% (c)	30.27%		(12.66)%		(15.90	)% **
Ratios / Supplemental Data:
Net assets, end of year (000's)	$198,300		$134,927		$65,012		$18,674		$1,159
Ratio of expenses to average daily net assets:
Before expense waiver	1.62%		1.64%		1.74%		2.13%		1.95	% *
After expense waiver#	N/A		1.63	% (b)	1.64	% (b)	1.63	% (b)	1.73	% *
Net investment income (loss) to average daily net assets	0.69%		0.49%		0.22%		0.09%		(0.91	)% *
Portfolio turnover rate	88%		66%		92%		138%		111	% **
	Class L
	Year ended 12/31/05††		Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02		Period ended 12/31/01+
Net asset value, beginning of year	$10.99		$9.59		$7.35		$8.42		$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.11	***	0.08	***	0.04	***	0.02	***	(0.03	)***
Net realized and unrealized gain (loss) on investments	1.14		1.63		2.23		(1.08)		(1.55)
Total income (loss) from investment operations	1.25		1.71		2.27		(1.06)		(1.58)
Less distributions to shareholders:
From net investment income	(0.20)		(0.08)		(0.03)		(0.01)		-
From net realized gains	(1.04)		(0.23)		-		-		-
Tax return of capital	-		-		-		(0.00	)†	-
Total distributions	(1.24)		(0.31)		(0.03)		(0.01)		-
Net asset value, end of year	$11.00		$10.99		$9.59		$7.35		$8.42

Total Return(a)	11.44%		17.77%		30.68%		(12.44)%		(15.80	)% **
Ratios / Supplemental Data:
Net assets, end of year (000's)	$210,428		$175,493		$81,542		$19,236		$899
Ratio of expenses to average daily net assets:
Before expense waiver	1.37%		1.39%		1.49%		1.88%		1.78	% *
After expense waiver#	N/A		1.38	% (b)	1.39	% (b)	1.37	% (b)	1.56	% *
Net investment income (loss) to average daily net assets	0.94%		0.75%		0.44%		0.20%		(0.59	)% *
Portfolio turnover rate	88%		66%		92%		138%		111	% **

*  Annualized

**  Percentages represent the results for the period and are not annualized.

***  Per share amount calculated on the average shares method.

†  Tax return of capital is less than $0.01 per share.

††  Effective January 1, 2005, brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality. (See Note 3).

+  For the period May 1, 2001 (commencement of operations) through December 31, 2001.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the period October 1, 2001 through December 31, 2001, the years ended December 31, 2002, 2003 and 2004.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

(b)  The Fund has entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.

(c)  Total Return excludes a front-end sales charge and would be lower for the periods presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Overseas Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class Y
	Year ended 12/31/05††	Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02		Period ended 12/31/01+
Net asset value, beginning of year	$11.01	$9.61		$7.36		$8.43		$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.12 ***	0.09	***	0.04	***	(0.00	)***†	0.00	***†
Net realized and unrealized gain (loss) on investments	1.16	1.63		2.25		(1.05)		(1.57)
Total income (loss) from investment operations	1.28	1.72		2.29		(1.05)		(1.57)
Less distributions to shareholders:
From net investment income	(0.22)	(0.09)		(0.04)		(0.02)		-
From net realized gains	(1.04)	(0.23)		-		-		-
Tax return of capital	-	-		-		(0.00	)†	-
Total distributions	(1.26)	(0.32)		(0.04)		(0.02)		-
Net asset value, end of year	$11.03	$11.01		$9.61		$7.36		$8.43

Total Return(a)	11.69%	17.84%		30.88%		(12.34)%		(15.70	)% **
Ratios / Supplemental Data:
Net assets, end of year (000's)	$130,666	$93,675		$72,650		$19,204		$88
Ratio of expenses to average daily net assets:
Before expense waiver	1.22%	1.24%		1.34%		1.73%		1.90	% *
After expense waiver#	N/A	1.23	% (b)	1.24	% (b)	1.22	% (b)	1.69	% *
Net investment income (loss) to average daily net assets	1.05%	0.91%		0.50%		(0.02)%		0.08	% *
Portfolio turnover rate	88%	66%		92%		138%		111	% **
	Class S
	Year ended 12/31/05††	Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02		Period ended 12/31/01+
Net asset value, beginning of year	$11.03	$9.62		$7.37		$8.43		$10.00
Income (loss) from investment operations:
Net investment income	0.13 ***	0.10	***	0.06	***	0.05	***	0.01	***
Net realized and unrealized gain (loss) on investments	1.16	1.63		2.23		(1.09)		(1.58)
Total income (loss) from investment operations	1.29	1.73		2.29		(1.04)		(1.57)
Less distributions to shareholders:
From net investment income	(0.23)	(0.09)		(0.04)		(0.02)		-
From net realized gains	(1.04)	(0.23)		-		-		-
Tax return of capital	-	-		-		(0.00	)†	-
Total distributions	(1.27)	(0.32)		(0.04)		(0.02)		-
Net asset value, end of year	$11.05	$11.03		$9.62		$7.37		$8.43

Total Return(a)	11.73%	17.98%		30.87%		(12.23)%		(15.70	)% **
Ratios / Supplemental Data:
Net assets, end of year (000's)	$308,301	$211,818		$134,965		$54,437		$20,893
Ratio of expenses to average daily net assets:
Before expense waiver	1.17%	1.19%		1.29%		1.68%		1.85	% *
After expense waiver#	N/A	1.18	% (b)	1.19	% (b)	1.18	% (b)	1.63	% *
Net investment income to average daily net assets	1.11%	0.96%		0.69%		0.68%		0.14	% *
Portfolio turnover rate	88%	66%		92%		138%		111	% **

*  Annualized.

**  Percentages represent the results for the period and are not annualized.

***  Per share amount calculated on the average shares method.

†  Net investment income (loss) and tax return of capital are less than $0.01 per share.

††  Effective January 1, 2005, brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality. (See Note 3).

+  For the period May 1, 2001 (commencement of operations) through December 31, 2001.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the period October 1, 2001 through December 31, 2001, the years ended December 31, 2002, 2003 and 2004.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

(b)  The Fund has entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Overseas Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class N
	Year ended 12/31/05††		Year ended 12/31/04		Year ended 12/31/03		Year ended 12/31/02++
Net asset value, beginning of year	$10.86		$9.50		$7.31		$7.24
Income (loss) from investment operations:
Net investment loss	0.05	***	0.02	***	(0.02	)***	(0.00	)***†
Net realized and unrealized gain on investments	1.13		1.61		2.21		0.07
Total income from investment operations	1.18		1.63		2.19		0.07
Less distributions to shareholders:
From net investment income	(0.14)		(0.04)		-		-
From net realized gains	(1.04)		(0.23)		-		-
Total distributions	(1.18)		(0.27)		-		-
Net asset value, end of year	$10.86		$10.86		$9.50		$7.31

Total Return(a)	10.86	% (c)	17.12	% (c)	29.96	% (c)	-	‡
Ratios / Supplemental Data:
Net assets, end of year (000's)	$1,693		$884		$255		$102
Ratio of expenses to average daily net assets:
Before expense waiver	1.92%		1.94%		2.04%		-	‡
After expense waiver#	N/A		1.93	% (b)	1.94	% (b)	-	‡
Net investment loss to average daily net assets	0.44%		0.17%		(0.22)%		-	‡
Portfolio turnover rate	88%		66%		92%		138%

***  Per share amount calculated on the average shares method.

†  Net investment loss is less than $0.01 per share.

††  Effective January 1, 2005, brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality. (See Note 3).

++  Class N commenced operations on December 31, 2002.

‡  Amounts are de minimis due to the short period of operations.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the years ended December 31, 2003 and 2004.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

(b)  The Fund has entered into agreement with certain brokers to rebate a portions of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.

(c)  Total Return excludes contingent deferred sales charge and would be lower for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Destination Retirement Income Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A
	Year ended 12/31/05		Year ended 12/31/04		Period ended 12/31/03+
Net asset value, beginning of year	$10.32		$10.00		$10.00
Income (loss) from investment operations:
Net investment income	0.51	*	0.62	*	0.00
Net realized and unrealized gain (loss) on investments	(0.22)		0.01		0.00
Total income from investment operations	0.29		0.63		0.00
Less distributions to shareholders:
From net investment income	(0.35)		(0.27)		-
From net realized gains	(0.08)		(0.04)		-
Total distributions	(0.43)		(0.31)		-
Net asset value, end of year	$10.18		$10.32		$10.00

Total Return(a)	2.85	% (b)	6.35	% (b)	-	‡
Ratios / Supplemental Data:
Net assets, end of year (000's)	$40,457		$11,819		$101
Ratio of expenses to average daily net assets:
Before expense waiver	0.47%		0.50%		-	‡
After expense waiver#	N/A		0.50%		-	‡
Net investment income to average daily net assets	4.92%		6.00%		-	‡
Portfolio turnover rate	15%		33%		N/A
	Class L
	Year ended 12/31/05		Year ended 12/31/04		Period ended 12/31/03+
Net asset value, beginning of year	$10.34		$10.00		$10.00
Income (loss) from investment operations:
Net investment income	0.33	*	0.34	*	0.00
Net realized and unrealized gain (loss) on investments	(0.01)		0.32		0.00
Total income from investment operations	0.32		0.66		0.00
Less distributions to shareholders:
From net investment income	(0.36)		(0.28)		-
From net realized gains	(0.08)		(0.04)		-
Total distributions	(0.44)		(0.32)		-
Net asset value, end of year	$10.22		$10.34		$10.00

Total Return(a)	3.15%		6.62%		-	‡
Ratios / Supplemental Data:
Net assets, end of year (000's)	$102,343		$97,859		$101
Ratio of expenses to average daily net assets:
Before expense waiver	0.22%		0.23%		-	‡
After expense waiver#	N/A		0.23%		-	‡
Net investment income to average daily net assets	3.19%		3.36%		-	‡
Portfolio turnover rate	15%		33%		N/A

*  Per share amount calculated on the average shares method.

+  The Fund commenced operations on December 31, 2003.

‡  Amounts are de minimus due to the short period of operations.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the periods ended December 31, 2003 and 2004.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

(b)  Total Return excludes a front-end sales charge for Class A and a contingent deferred sales charge for Class N and would be lower for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Destination Retirement Income Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class Y
	Year ended 12/31/05	Year ended 12/31/04	Period ended 12/31/03+
Net asset value, beginning of year	$10.35	$10.00	$10.00
Income (loss) from investment operations:
Net investment income	0.40 *	0.45 *	0.00
Net realized and unrealized gain (loss) on investments	(0.07)	0.23	0.00
Total income from investment operations	0.33	0.68	0.00
Less distributions to shareholders:
From net investment income	(0.38)	(0.29)	-
From net realized gains	(0.08)	(0.04)	-
Total distributions	(0.46)	(0.33)	-
Net asset value, end of year	$10.22	$10.35	$10.00

Total Return(a)	3.16%	6.80%	-	‡
Ratios / Supplemental Data:
Net assets, end of year (000's)	$105,478	$80,590	$101
Ratio of expenses to average daily net assets:
Before expense waiver	0.12%	0.13%	-	‡
After expense waiver#	N/A	0.13%	-	‡
Net investment income to average daily net assets	3.84%	4.38%	-	‡
Portfolio turnover rate	15%	33%	N/A
	Class S
	Year ended 12/31/05	Year ended 12/31/04	Period ended 12/31/03+
Net asset value, beginning of year	$10.34	$10.00	$10.00
Income (loss) from investment operations:
Net investment income	0.61 *	0.37 *	0.00
Net realized and unrealized gain (loss) on investments	(0.27)	0.30	0.00
Total income from investment operations	0.34	0.67	0.00
Less distributions to shareholders:
From net investment income	(0.38)	(0.29)	-
From net realized gains	(0.08)	(0.04)	-
Total distributions	(0.46)	(0.33)	-
Net asset value, end of year	$10.22	$10.34	$10.00

Total Return(a)	3.29%	6.71%	-	‡
Ratios / Supplemental Data:
Net assets, end of year (000's)	$4,445	$1,195	$601
Ratio of expenses to average daily net assets:
Before expense waiver	0.09%	0.71%	-	‡
After expense waiver#	N/A	0.12%	-	‡
Net investment income to average daily net assets	5.82%	3.64%	-	‡
Portfolio turnover rate	15%	33%	N/A

*  Per share amount calculated on the average shares method.

+  The Fund commenced operations on December 31, 2003.

‡  Amounts are de minimus due to the short period of operations.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the periods ended December 31, 2003 and 2004.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Destination Retirement Income Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class N
	Year ended 12/31/05		Year ended 12/31/04		Period ended 12/31/03+
Net asset value, beginning of year	$10.34		$10.00		$10.00
Income (loss) from investment operations:
Net investment income	0.30	*	0.15	*	0.00
Net realized and unrealized gain (loss) on investments	(0.04)		0.45		0.00
Total income from investment operations	0.26		0.60		0.00
Less distributions to shareholders:
From net investment income	(0.31)		(0.22)		-
From net realized gains	(0.08)		(0.04)		-
Total distributions	(0.39)		(0.26)		-
Net asset value, end of year	$10.21		$10.34		$10.00

Total Return(a)	2.50	% (b)	6.02	% (b)	0.00	%‡
Ratios / Supplemental Data:
Net assets, end of year (000's)	$105		$104		$101
Ratio of expenses to average daily net assets:
Before expense waiver	0.77%		1.53%		-	‡
After expense waiver#	N/A		0.80%		-	‡
Net investment income to average daily net assets	2.85%		1.52%		0.00	%‡
Portfolio turnover rate	15%		33%		N/A

*  Per share amount calculated on the average shares method.

+  The Fund commenced operations on December 31, 2003.

‡  Amounts are de minimus due to the short period of operations.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the periods ended December 31, 2003 and 2004.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

(b)  Total Return excludes a front-end sales charge for Class A and a contingent deferred sales charge for Class N and would be lower for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Destination Retirement 2010 Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A
	Year ended 12/31/05		Year ended 12/31/04		Period ended 12/31/03+
Net asset value, beginning of year	$10.54		$10.00		$10.00
Income (loss) from investment operations:
Net investment income	0.45	*	0.56	*	0.00
Net realized and unrealized gain (loss) on investments	(0.05)		0.18		0.00
Total income from investment operations	0.40		0.74		0.00
Less distributions to shareholders:
From net investment income	(0.31)		(0.18)		-
From net realized gains	(0.06)		(0.02)		-
Total distributions	(0.37)		(0.20)		-
Net asset value, end of year	$10.57		$10.54		$10.00

Total Return(a)	3.82	% (b)	7.36	% (b)	-	‡
Ratios / Supplemental Data:
Net assets, end of year (000's)	$30,338		$7,272		$101
Ratio of expenses to average daily net assets:
Before expense waiver	0.54%		1.13%		-	‡
After expense waiver#	0.50%		0.50%		-	‡
Net investment income to average daily net assets	4.24%		5.34%		-	‡
Portfolio turnover rate	17%		28%		N/A
	Class L
	Year ended 12/31/05		Year ended 12/31/04		Period ended 12/31/03+
Net asset value, beginning of year	$10.56		$10.00		$10.00
Income (loss) from investment operations:
Net investment income	0.36	*	1.25	*	0.00
Net realized and unrealized gain (loss) on investments	0.07		(0.48)		0.00
Total income from investment operations	0.43		0.77		0.00
Less distributions to shareholders:
From net investment income	(0.33)		(0.19)		-
From net realized gains	(0.06)		(0.02)		-
Total distributions	(0.39)		(0.21)		-
Net asset value, end of year	$10.60		$10.56		$10.00

Total Return(a)	4.03%		7.68%		0.00	%‡
Ratios / Supplemental Data:
Net assets, end of year (000's)	$35,621		$22,880		$101
Ratio of expenses to average daily net assets:
Before expense waiver	0.29%		0.88%		-	‡
After expense waiver#	0.25%		0.25%		-	‡
Net investment income to average daily net assets	3.37%		12.10%		-	‡
Portfolio turnover rate	17%		28%		N/A

*  Per share amount calculated on the average shares method.

+  The Fund commenced operations on December 31, 2003.

‡  Amounts are de minimis due to the short period of operations.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the years ended December 31, 2004 and 2005.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the period presented if they reflected these charges.

(b)  Total Return excludes a front-end sales charge and would be lower for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Destination Retirement 2010 Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class Y
	Year ended 12/31/05	Year ended 12/31/04	Period ended 12/31/03+
Net asset value, beginning of year	$10.56	$10.00	$10.00
Income (loss) from investment operations:
Net investment income	0.52 *	0.85 *	0.00
Net realized and unrealized loss on investments	(0.07)	(0.08)	0.00
Total income from investment operations	0.45	0.77	0.00
Less distributions to shareholders:
From net investment income	(0.34)	(0.19)	-
From net realized gains	(0.06)	(0.02)	-
Total distributions	(0.40)	(0.21)	-
Net asset value, end of year	$10.61	$10.56	$10.00

Total Return(a)	4.22%	7.69%	-	‡
Ratios / Supplemental Data:
Net assets, end of year (000's)	$30,365	$5,605	$101
Ratio of expenses to average daily net assets:
Before expense waiver	0.19%	0.78%	-	‡
After expense waiver#	0.15%	0.15%	-	‡
Net investment income to average daily net assets	4.80%	8.17%	-	‡
Portfolio turnover rate	17%	28%	N/A
	Class S
	Year ended 12/31/05	Year ended 12/31/04	Period ended 12/31/03+
Net asset value, beginning of year	$10.57	$10.00	$10.00
Income (loss) from investment operations:
Net investment income	0.61 *	0.36 *	0.00
Net realized and unrealized gain (loss) on investments	(0.17)	0.42	0.00
Total income from investment operations	0.44	0.78	0.00
Less distributions to shareholders:
From net investment income	(0.34)	(0.19)	-
From net realized gains	(0.06)	(0.02)	-
Total distributions	(0.40)	(0.21)	-
Net asset value, end of year	$10.61	$10.57	$10.00

Total Return(a)	4.15%	7.80%	-	‡
Ratios / Supplemental Data:
Net assets, end of year (000's)	$12,104	$2,319	$601
Ratio of expenses to average daily net assets:
Before expense waiver	0.14%	0.73%	-	‡
After expense waiver#	0.10%	0.10%	-	‡
Net investment income to average daily net assets	5.69%	3.49%	-	‡
Portfolio turnover rate	17%	28%	N/A

*  Per share amount calculated on the average shares method.

+  The Fund commenced operations on December 31, 2003.

‡  Amounts are de minimis due to the short period of operations.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the years ended December 31, 2004 and 2005.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the period presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Destination Retirement 2010 Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class N
	Year ended 12/31/05		Year ended 12/31/04		Year ended 12/31/03+
Net asset value, beginning of year	$10.56		$10.00		$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.27	*	(0.00	)†	0.00
Net realized and unrealized gain (loss) on investments	0.10		0.70		0.00
Total income from investment operations	0.37		0.70		0.00
Less distributions to shareholders:
From net investment income	(0.27)		(0.12)		-
From net realized gains	(0.06)		(0.02)		-
Total distributions	(0.33)		(0.14)		-
Net asset value, end of year	$10.60		$10.56		$10.00

Total Return(a)	3.51	% (b)	6.98	% (b)	0.00	%‡
Ratios / Supplemental Data:
Net assets, end of year (000's)	$134		$107		$101
Ratio of expenses to average daily net assets:
Before expense waiver	0.84%		1.43%		-	‡
After expense waiver#	0.80%		0.80%		-	‡
Net investment income to average daily net assets	2.50%		0.02%		0.00	%‡
Portfolio turnover rate	17%		28%		N/A

*  Per share amount calculated on the average shares method.

†  Net investment loss is less than $0.01 per share.

+  The Fund commenced operations on December 31, 2003.

‡  Amounts are de minimis due to the short period of operations.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the years ended December 31, 2004 and 2005.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the period presented if they reflected these charges.

(b)  Total Return excludes a contingent deferred sales charge and would be lower for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Destination Retirement 2020 Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A
	Year ended 12/31/05		Year ended 12/31/04		Period ended 12/31/03+
Net asset value, beginning of year	$10.75		$10.00		$10.00
Income (loss) from investment operations:
Net investment income	0.37	*	0.64	*	0.00
Net realized and unrealized gain on investments	0.19		0.34		0.00
Total income from investment operations	0.56		0.98		0.00
Less distributions to shareholders:
From net investment income	(0.27)		(0.19)		-
From net realized gains	(0.13)		(0.04)		-
Total distributions	(0.40)		(0.23)		-
Net asset value, end of year	$10.91		$10.75		$10.00

Total Return(a)	5.23	% (b)	9.76	% (b)	-	‡
Ratios / Supplemental Data:
Net assets, end of year (000's)	$89,351		$21,577		$101
Ratio of expenses to average daily net assets:
Before expense waiver	0.50%		0.52%		-	‡
After expense waiver#	N/A		0.50%		-	‡
Net investment income to average daily net assets	3.43%		6.11%		-	‡
Portfolio turnover rate	23%		19%		N/A
	Class L
	Year ended 12/31/05		Year ended 12/31/04		Period ended 12/31/03+
Net asset value, beginning of year	$10.77		$10.00		$10.00
Income (loss) from investment operations:
Net investment income	0.25	*	0.21	*	0.00
Net realized and unrealized gain on investments	0.35		0.79		0.00
Total income from investment operations	0.60		1.00		0.00
Less distributions to shareholders:
From net investment income	(0.28)		(0.19)		-
From net realized gains	(0.13)		(0.04)		-
Total distributions	(0.41)		(0.23)		-
Net asset value, end of year	$10.96		$10.77		$10.00

Total Return(a)	5.50%		10.07%		-	‡
Ratios / Supplemental Data:
Net assets, end of year (000's)	$237,433		$212,094		$101
Ratio of expenses to average daily net assets:
Before expense waiver	0.25%		0.26%		-	‡
After expense waiver#	N/A		0.25%		-	‡
Net investment income to average daily net assets	2.31%		1.99%		-	‡
Portfolio turnover rate	23%		19%		N/A

*  Per share amount calculated on the average shares method.

+  The Fund commenced operations on December 31, 2003.

‡  Amounts are de minimis due to the short period of operations.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the year ended December 31, 2004.

(a)  Employee retirement benefit plans that invest assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return would be lower for the periods presented if they reflected these charges.

(b)  Total return excludes a front-end sales charge and would be lower for the periods presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Destination Retirement 2020 Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class Y
	Year ended 12/31/05	Year ended 12/31/04	Period ended 12/31/03+
Net asset value, beginning of year	$10.77	$10.00	$10.00
Income (loss) from investment operations:
Net investment income	0.45 *	0.81 *	0.00
Net realized and unrealized gain on investments	0.16	0.20	0.00
Total income from investment operations	0.61	1.01	0.00
Less distributions to shareholders:
From net investment income	(0.30)	(0.20)	-
From net realized gains	(0.13)	(0.04)	-
Total distributions	(0.43)	(0.24)	-
Net asset value, end of year	$10.95	$10.77	$10.00

Total Return(a)	5.63%	10.07%	-	‡
Ratios / Supplemental Data:
Net assets, end of year (000's)	$65,716	$10,249	$101
Ratio of expenses to average daily net assets:
Before expense waiver	0.14%	0.19%	-	‡
After expense waiver#	N/A	0.15%	-	‡
Net investment income to average daily net assets	4.04%	7.69%	-	‡
Portfolio turnover rate	23%	19%	N/A
	Class S
	Year ended 12/31/05	Year ended 12/31/04	Period ended 12/31/03+
Net asset value, beginning of year	$10.78	$10.00	$10.00
Income (loss) from investment operations:
Net investment income	0.38 *	0.52 *	0.00
Net realized and unrealized gain on investments	0.23	0.50	0.00
Total income from investment operations	0.61	1.02	0.00
Less distributions to shareholders:
From net investment income	(0.30)	(0.20)	-
From net realized gains	(0.13)	(0.04)	-
Total distributions	(0.43)	(0.24)	-
Net asset value, end of year	$10.96	$10.78	$10.00

Total Return(a)	5.65%	10.19%	-	‡
Ratios / Supplemental Data:
Net assets, end of year (000's)	$35,933	$12,389	$601
Ratio of expenses to average daily net assets:
Before expense waiver	0.10%	0.21%	-	‡
After expense waiver#	N/A	0.10%	-	‡
Net investment income to average daily net assets	3.45%	5.00%	-	‡
Portfolio turnover rate	23%	19%	N/A

*  Per share amount calculated on the average shares method.

+  The Fund commenced operations on December 31, 2003.

‡  Amounts are de minimis due to the short period of operations.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the year ended December 31, 2004.

(a)  Employee retirement benefit plans that invest assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return would be lower for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Destination Retirement 2020 Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class N
	Year ended 12/31/05		Year ended 12/31/04		Period ended 12/31/03+
Net asset value, beginning of year	$10.77		$10.00		$10.00
Income (loss) from investment operations:
Net investment income	0.27	*	0.06	*	0.00
Net realized and unrealized gain on investments	0.27		0.88		0.00
Total income from investment operations	0.54		0.94		0.00
Less distributions to shareholders:
From net investment income	(0.24)		(0.13)		-
From net realized gains	(0.13)		(0.04)		-
Total distributions	(0.37)		(0.17)		-
Net asset value, end of year	$10.94		$10.77		$10.00

Total Return(a)	4.99	% (b)	9.39	% (b)	0.00	%‡
Ratios / Supplemental Data:
Net assets, end of year (000's)	$238		$113		$101
Ratio of expenses to average daily net assets:
Before expense waiver	0.80%		1.57%		-	‡
After expense waiver#	N/A		0.80%		-	‡
Net investment income to average daily net assets	2.46%		0.55%		0.00	%‡
Portfolio turnover rate	23%		19%		N/A

*  Per share amount calculated on the average shares method.

+  The Fund commenced operations on December 31, 2003.

‡  Amounts are de minimis due to the short period of operations.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the year ended December 31, 2004.

(a)  Employee retirement benefit plans that invest assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return would be lower for the periods presented if they reflected these charges.

(b)  Total return excludes a contingent deferred sales and would be lower for the periods presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Destination Retirement 2030 Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A
	Year ended 12/31/05		Year ended 12/31/04		Period ended 12/31/03+
Net asset value, beginning of year	$11.11		$10.00		$10.00
Income (loss) from investment operations:
Net investment income	0.21	***	0.27	***	-
Net realized and unrealized gain (loss) on investments	0.52		0.95		-
Total income from investment operations	0.73		1.22		0.00
Less distributions to shareholders:
From net investment income	(0.18)		(0.10)		-
From net realized gains	(0.16)		(0.01)		-
Total distributions	(0.34)		(0.11)		-
Net asset value, end of year	$11.50		$11.11		$10.00

Total Return(a)	6.56	% (b)	12.24	% (b)	-	‡
Ratios / Supplemental Data:
Net assets, end of year (000's)	$63,024		$21,459		$101
Ratio of expenses to average daily net assets:
Before expense waiver	0.50%		0.52%		-	‡
After expense waiver#	N/A		0.50%		-	‡
Net investment income to average daily net assets	1.89%		2.58%		0.00	%‡
Portfolio turnover rate	17%		10%		N/A
	Class L
	Year ended 12/31/05		Year ended 12/31/04		Period ended 12/31/03+
Net asset value, beginning of year	$11.13		$10.00		$10.00
Income (loss) from investment operations:
Net investment income	0.14	***	0.10	***	-
Net realized and unrealized gain (loss) on investments	0.63		1.15		-
Total income from investment operations	0.77		1.25		0.00
Less distributions to shareholders:
From net investment income	(0.19)		(0.11)		-
From net realized gains	(0.16)		(0.01)		-
Total distributions	(0.35)		(0.12)		-
Net asset value, end of year	$11.55		$11.13		$10.00

Total Return(a)	6.92%		12.49%		-	‡
Ratios / Supplemental Data:
Net assets, end of year (000's)	$180,837		$168,132		$101
Ratio of expenses to average daily net assets:
Before expense waiver	0.25%		0.26%		-	‡
After expense waiver#	N/A		0.25%		-	‡
Net investment income to average daily net assets	1.26%		0.93%		0.00	%‡
Portfolio turnover rate	17%		10%		N/A

***  Per share amount calculated on the average share method.

+  The Fund commenced operations on December 31, 2003.

‡  Amounts are de minimis due to the short period of operations.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the years ended December 31, 2003 and 2004.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the period presented if they reflected these charges.

(b)  Total return excludes a front-end sales charge and would be lower for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Destination Retirement 2030 Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class Y
	Year ended 12/31/05	Year ended 12/31/04	Period ended 12/31/03+
Net asset value, beginning of year	$11.13	$10.00	$10.00
Income (loss) from investment operations:
Net investment income	0.32 ***	0.43 ***	-
Net realized and unrealized gain (loss) on investments	0.46	0.83	-
Total income from investment operations	0.78	1.26	0.00
Less distributions to shareholders:
From net investment income	(0.21)	(0.12)	-
From net realized gains	(0.16)	(0.01)	-
Total distributions	(0.37)	(0.13)	-
Net asset value, end of year	$11.54	$11.13	$10.00

Total Return(a)	6.97%	12.60%	-	‡
Ratios / Supplemental Data:
Net assets, end of year (000's)	$33,819	$3,169	$101
Ratio of expenses to average daily net assets:
Before expense waiver	0.15%	0.23%	-	‡
After expense waiver#	N/A	0.15%	-	‡
Net investment income to average daily net assets	2.77%	4.01%	0.00	%‡
Portfolio turnover rate	17%	10%	N/A
	Class S
	Year ended 12/31/05	Year ended 12/31/04	Period ended 12/31/03+
Net asset value, beginning of year	$11.14	$10.00	$10.00
Income (loss) from investment operations:
Net investment income	0.27 ***	0.33 ***	-
Net realized and unrealized gain (loss) on investments	0.51	0.94	-
Total income from investment operations	0.78	1.27	0.00
Less distributions to shareholders:
From net investment income	(0.21)	(0.12)	-
From net realized gains	(0.16)	(0.01)	-
Total distributions	(0.37)	(0.13)	-
Net asset value, end of year	$11.55	$11.14	$10.00

Total Return(a)	6.98%	12.71%	-	‡
Ratios / Supplemental Data:
Net assets, end of year (000's)	$18,300	$4,245	$601
Ratio of expenses to average daily net assets:
Before expense waiver	0.10%	0.45%	-	‡
After expense waiver#	N/A	0.10%	-	‡
Net investment income to average daily net assets	2.42%	3.16%	0.00	%‡
Portfolio turnover rate	17%	10%	N/A

***  Per share amount calculated on the average share method.

+  The Fund commenced operations on December 31, 2003.

‡  Amounts are de minimis due to the short period of operations.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the years ended December 31, 2003 and 2004.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the period presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Destination Retirement 2030 Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class N
	Year ended 12/31/05		Year ended 12/31/04		Period ended 12/31/03+
Net asset value, beginning of year	$11.13		$10.00		$10.00
Income (loss) from investment operations:
Net investment income	0.14	***	(0.02	)***	0.00
Net realized and unrealized gain on investments	0.55		1.21		0.00
Total income from investment operations	0.69		1.19		0.00
Less distributions to shareholders:
From net investment income	(0.14)		(0.05)		-
From net realized gains	(0.16)		(0.01)		-
Total distributions	(0.30)		(0.06)		-
Net asset value, end of year	$11.52		$11.13		$10.00

Total Return(a)	6.20	% (b)	11.89	% (b)	0.00	%‡
Ratios / Supplemental Data:
Net assets, end of year (000's)	$162		$113		$101
Ratio of expenses to average daily net assets:
Before expense waiver	0.80%		1.47%		-	‡
After expense waiver#	N/A		0.80%		-	‡
Net investment income to average daily net assets	1.26%		(0.24)%		0.00	%‡
Portfolio turnover rate	17%		10%		N/A

***  Per share amount calculated on the average share method.

+  The Fund commenced operations on December 31, 2003.

‡  Amounts are de minimis due to the short period of operations.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the years ended December 31, 2003 and 2004.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the period presented if theey reflected these charges.

(b)  Total Return excludes contingent deferred sales charge and would be lower for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Destination Retirement 2040 Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A
	Year ended 12/31/05		Year ended 12/31/04		Period ended 12/31/03+
Net asset value, beginning of year	$11.26		$10.00		$10.00
Income (loss) from investment operations:
Net investment income	0.10	*	0.20	*	0.00
Net realized and unrealized gain on investments	0.73		1.14		0.00
Total income from investment operations	0.83		1.34		0.00
Less distributions to shareholders:
From net investment income	(0.11)		(0.06)		-
From net realized gains	(0.21)		(0.02)		-
Total distributions	(0.32)		(0.08)		-
Net asset value, end of year	$11.77		$11.26		$10.00

Total Return(a)	7.47	% (b)	13.39	% (b)	-	‡
Ratios / Supplemental Data:
Net assets, end of year (000's)	$26,913		$6,414		$101
Ratio of expenses to average daily net assets:
Before expense waiver	0.50%		0.55%		-	‡
After expense waiver#	0.50%		0.50%		-	‡
Net investment income to average daily net assets	0.85%		1.92%		-	‡
Portfolio turnover rate	18%		13%		N/A
	Class L
	Year ended 12/31/05		Year ended 12/31/04		Period ended 12/31/03+
Net asset value, beginning of year	$11.28		$10.00		$10.00
Income (loss) from investment operations:
Net investment income	0.07	*	0.04	*	0.00
Net realized and unrealized gain on investments	0.80		1.33		0.00
Total income from investment operations	0.87		1.37		0.00
Less distributions to shareholders:
From net investment income	(0.13)		(0.07)		-
From net realized gains	(0.21)		(0.02)		-
Total distributions	(0.34)		(0.09)		-
Net asset value, end of year	$11.81		$11.28		$10.00

Total Return(a)	7.75%		13.63%		-	‡
Ratios / Supplemental Data:
Net assets, end of year (000's)	$107,540		$101,487		$101
Ratio of expenses to average daily net assets:
Before expense waiver	0.25%		0.27%		-	‡
After expense waiver#	0.25%		0.25%		-	‡
Net investment income to average daily net assets	0.60%		0.41%		-	‡
Portfolio turnover rate	18%		13%		N/A

*  Per share amount calculated on the average shares method.

+  The Fund commenced operations on December 31, 2003.

‡  Amounts are de minimis due to the short period of operations.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the years ended December 31, 2003, 2004 and 2005.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the period presented if they reflected these charges.

(b)  Total Return excludes a front-end sales charge and would be lower for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Destination Retirement 2040 Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class Y
	Year ended 12/31/05	Year ended 12/31/04	Period ended 12/31/03+
Net asset value, beginning of year	$11.28	$10.00	$10.00
Income (loss) from investment operations:
Net investment income	0.16 *	0.27 *	0.00
Net realized and unrealized gain on investments	0.72	1.11	0.00
Total income from investment operations	0.88	1.38	0.00
Less distributions to shareholders:
From net investment income	(0.14)	(0.08)	-
From net realized gains	(0.21)	(0.02)	-
Total distributions	(0.35)	(0.10)	-
Net asset value, end of year	$11.81	$11.28	$10.00

Total Return(a)	7.88%	13.74%	-	‡
Ratios / Supplemental Data:
Net assets, end of year (000's)	$8,379	$596	$101
Ratio of expenses to average daily net assets:
Before expense waiver	0.15%	0.54%	-	‡
After expense waiver#	0.15%	0.15%	-	‡
Net investment income to average daily net assets	1.41%	2.55%	-	‡
Portfolio turnover rate	18%	13%	N/A
	Class S
	Year ended 12/31/05	Year ended 12/31/04	Period ended 12/31/03+
Net asset value, beginning of year	$11.28	$10.00	$10.00
Income (loss) from investment operations:
Net investment income	0.27 *	0.09 *	0.00
Net realized and unrealized gain on investments	0.63	1.29	0.00
Total income from investment operations	0.90	1.38	0.00
Less distributions to shareholders:
From net investment income	(0.15)	(0.08)	-
From net realized gains	(0.21)	(0.02)	-
Total distributions	(0.36)	(0.10)	-
Net asset value, end of year	$11.82	$11.28	$10.00

Total Return(a)	8.00%	13.75%	-	‡
Ratios / Supplemental Data:
Net assets, end of year (000's)	$27,274	$1,741	$601
Ratio of expenses to average daily net assets:
Before expense waiver	0.10%	0.66%	-	‡
After expense waiver#	0.10%	0.10%	-	‡
Net investment income to average daily net assets	2.37%	0.85%	-	‡
Portfolio turnover rate	18%	13%	N/A

*  Per share amount calculated on the average shares method.

+  The Fund commenced operations on December 31, 2003.

‡  Amounts are de minimis due to the short period of operations.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the years ended December 31, 2003, 2004 and 2005.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the period presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Destination Retirement 2040 Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class N
	Year ended 12/31/05		Year ended 12/31/04		Period ended 12/31/03+
Net asset value, beginning of year	$11.28		$10.00		$10.00
Income (loss) from investment operations:
Net investment income	0.07	*	(0.07	)*	0.00
Net realized and unrealized gain on investments	0.73		1.38		0.00
Total income from investment operations	0.80		1.31		0.00
Less distributions to shareholders:
From net investment income	(0.08)		(0.01)		-
From net realized gains	(0.21)		(0.02)		-
Total distributions	(0.29)		(0.03)		-
Net asset value, end of year	$11.79		$11.28		$10.00

Total Return(a)	7.11	% (b)	13.03	% (b)	0.00%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$142		$114		$101
Ratio of expenses to average daily net assets:
Before expense waiver	0.80%		1.54%		-	‡
After expense waiver#	0.80%		0.80%		-	‡
Net investment income to average daily net assets	0.59%		(0.63)%		0.00	%‡
Portfolio turnover rate	18%		13%		N/A

*  Per share amount calculated on the average shares method.

+  The Fund commenced operations on December 31, 2003.

‡  Amounts are de minimis due to the short period of operations.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the years ended December 31, 2003, 2004 and 2005.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the period presented if they reflected these charges.

(b)  Total Return excludes contingent deferred sales charge and would be lower for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements

1.  The Fund
   MassMutual Select Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, management investment company. The Trust is organized under the laws of the Commonwealth of Massachusetts as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust dated May 28, 1993, as amended. The Trust consists of the following series (each individually referred to as a "Fund" or collectively as the "Funds"): MassMutual Select Strategic Bond Fund ("Strategic Bond Fund"), MassMutual Select Strategic Balanced Fund ("Strategic Balanced Fund"), MassMutual Select Diversified Value Fund ("Diversified Value Fund"), MassMutual Select Fundamental Value Fund ("Fundamental Value Fund"), MassMutual Select Value Equity Fund ("Value Equity Fund"), MassMutual Select Large Cap Value Fund ("Large Cap Value Fund"), MassMutual Select Indexed Equity Fund ("Indexed Equity Fund"), MassMutual Select Blue Chip Growth Fund ("Blue Chip Growth Fund"), MassMutual Select Large Cap Growth Fund ("Large Cap Growth Fund"), MassMutual Select Growth Equity Fund ("Growth Equity Fund"), MassMutual Select Aggressive Growth Fund ("Aggressive Growth Fund"), MassMutual Select OTC 100 Fund ("OTC 100 Fund"), MassMutual Select Focused Value Fund ("Focused Value Fund"), MassMutual Select Small Company Value Fund ("Small Company Value Fund"), MassMutual Select Mid Cap Growth Equity Fund ("Mid Cap Growth Equity Fund"), MassMutual Select Mid Cap Growth Equity II Fund ("Mid Cap Growth Equity II Fund"), MassMutual Select Small Cap Growth Equity Fund ("Small Cap Growth Equity Fund"), MassMutual Select Small Company Growth Fund ("Small Company Growth Fund"), MassMutual Select Emerging Growth Fund ("Emerging Growth Fund"), MassMutual Select Overseas Fund ("Overseas Fund"), MassMutual Select Destination Retirement Income Fund ("Destination Retirement Income Fund"), MassMutual Select Destination Retirement 2010 Fund ("Destination Retirement 2010 Fund"), MassMutual Select Destination Retirement 2020 Fund ("Destination Retirement 2020 Fund"), MassMutual Select Destination Retirement 2030 Fund ("Destination Retirement 2030 Fund") and MassMutual Select Destination Retirement 2040 Fund ("Destination Retirement 2040 Fund").

During the reporting period, each Fund had five classes of shares: Class A, Class L, Class Y, Class S and Class N. Additionally, the Indexed Equity Fund had a sixth class of shares: Class Z. The principal economic difference among the classes is the level of service and administration fees borne by the classes. The classes of shares are offered to different types of investors, as outlined in the Trust's Prospectus.

The five Destination Retirement Funds invest all of their investable assets in shares of various MassMutual Select Funds and MassMutual Premier Funds. The financial statements included herein are those of the Destination Retirement Funds and the applicable MassMutual Select Funds. The financial statements of the applicable MassMutual Premier Funds are presented separately and can be obtained from the SEC's EDGAR database on its Internet site at www.sec.gov or by calling MassMutual at 1-888-309-3539. The assets of each Destination Retirement Fund are diversified and a shareholder's interest is limited to the Premier or Select Funds in which the shares are invested.

2.  Significant Accounting Policies
   The following is a summary of significant accounting policies followed consistently by each Fund in the preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America ("generally accepted accounting principles"). The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Investment Valuation
   Equity securities are valued on the basis of valuations furnished by a pricing service, authorized by the Board of Trustees ("Trustees"), which provides the last reported sale price for securities listed on a national securities exchange or the official closing price on the NASDAQ National Market System, or in the case of over-the-counter securities not so listed, the last reported bid price. Debt securities (other than short-term obligations with a remaining maturity of sixty days or less) are valued on the basis of valuations furnished by a pricing service, authorized by the Trustees, which determines valuations taking into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data.

Notes to Financial Statements (Continued)

Short-term securities with a remaining maturity of sixty days or less are valued at either amortized cost or at original cost plus accrued interest, whichever approximates current market value. Shares of other funds of the Trust are valued at their net asset value as reported on each business day. All other securities and other assets, including futures, options, swaps and debt securities for which the prices supplied by a pricing agent are deemed by the Trustees not to be representative of market values, including restricted securities and securities for which no market quotation is available, are valued at fair value in accordance with procedures approved by and determined in good faith by the Trustees, although the actual calculation may be done by others. Securities are typically valued on the basis of valuations furnished by a primary pricing service or, if no such valuation is available, from a secondary pricing service. However, valuation methods approved by the Trustees which are intended to reflect fair value may be used when pricing service information is not readily available or when a security's value is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market). In such a case, a Fund's value for a security is likely to be different from the last quoted market price or pricing service information. In addition, for each of the Trust's foreign funds, a fair value pricing service is used to assist in the pricing of foreign securities. Due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale.

Portfolio securities traded on more than one national securities exchange are valued at the last price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. All assets and liabilities expressed in foreign currencies are converted into U.S. dollars at the mean between the buying and selling rates of such currencies against U.S. dollars last quoted by any major bank. If such quotations are not available, the rate of exchange is determined in accordance with policies established by the Trustees.

Securities Lending
   Each Fund may lend its securities to qualified brokers; however, securities lending cannot exceed 33% of the total assets of the Funds taken at current value. The loans are collateralized at all times with cash or securities with a market value at least equal to 100% of the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional collateral is delivered to the Fund the next business day. As with other extensions of credit, the Funds may bear the risk of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The Funds receive compensation for lending their securities. At December 31, 2005, the Funds loaned securities having the following market values, collateralized by cash, which was invested in short-term instruments in the following amounts:

	Securities on Loan	Collateral
Strategic Bond Fund	$16,731,773	$17,092,960
Strategic Balanced Fund	22,067,156	22,718,396
Diversified Value Fund	25,225,465	26,159,274
Fundamental Value Fund	104,175,262	107,916,742
Value Equity Fund	11,756,014	12,235,243
Large Cap Value Fund	87,872,747	90,760,217
Indexed Equity Fund	151,382,841	156,610,888
Blue Chip Growth Fund	32,029,410	32,971,761
Large Cap Growth Fund	6,006,980	6,297,330
Growth Equity Fund	60,591,185	62,251,361
Aggressive Growth Fund	93,821,961	96,879,734
OTC 100 Fund	8,628,237	9,030,451
Focused Value Fund	88,823,169	91,642,918
Small Company Value Fund	76,667,807	80,089,797
Mid Cap Growth Equity Fund	27,958,350	28,887,451

Notes to Financial Statements (Continued)

	Securities on Loan	Collateral
Mid Cap Growth Equity II Fund	$169,057,265	$175,206,233
Small Cap Growth Equity Fund	138,540,984	144,559,776
Small Company Growth Fund	36,369,453	37,995,890
Emerging Growth Fund	38,253,519	39,725,990
Overseas Fund	59,206,363	62,331,918

For each Fund the amount of securities on loan indicated in the table above may not correspond with the securities on loan identified on the Portfolio of Investments because securities with pending sales are in process of recall from the brokers. At December 31, 2005, the Funds had no securities on loan with pending sales.

The Trust receives, as fees, a share of the income earned on investment of the cash collateral received for the loan of securities. For the year ended December 31, 2005, the Trust earned securities lending income as follows:

	Securities Lending Gross Income	Securities Lending Fees and Expenses	Securities Lending Net Income
Strategic Bond Fund	$245,951	$(229,515)	$16,436
Strategic Balanced Fund	819,081	(771,295)	47,786
Diversified Value Fund	786,680	(768,464)	18,216
Fundamental Value Fund	2,925,745	(2,843,376)	82,369
Value Equity Fund	422,776	(400,359)	22,417
Large Cap Value Fund	5,226,365	(5,082,075)	144,290
Indexed Equity Fund	4,631,754	(4,501,882)	129,872
Blue Chip Growth Fund	1,264,007	(1,233,938)	30,069
Large Cap Growth Fund	148,330	(145,298)	3,032
Growth Equity Fund	1,939,947	(1,894,158)	45,789
Aggressive Growth Fund	2,759,072	(2,706,050)	53,022
OTC 100 Fund	354,543	(335,435)	19,108
Focused Value Fund	3,317,108	(3,191,098)	126,010
Small Company Value Fund	2,813,338	(2,553,716)	259,622
Mid Cap Growth Equity Fund	845,230	(767,808)	77,422
Mid Cap Growth Equity II Fund	4,729,534	(4,399,365)	330,169
Small Cap Growth Equity Fund	4,527,465	(4,012,677)	514,788
Small Company Growth Fund	1,179,831	(1,048,861)	130,970
Emerging Growth Fund	1,199,912	(1,035,290)	164,622
Overseas Fund	1,820,925	(1,518,322)	302,603

Repurchase Agreements
   Each Fund may enter into repurchase agreements with certain banks and broker/dealers whereby a Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Funds, through their custodian, take possession of the securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Funds in the event of default by the seller. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the Funds and the counterparty. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters insolvency proceedings, realization of collateral by the Funds may be delayed or limited.

Notes to Financial Statements (Continued)

Accounting for Investments
   Investment transactions are accounted for on the trade date. Realized gains and losses on sales of investments and unrealized appreciation and depreciation of investments are computed on the specific identification cost method. Interest income, adjusted for amortization of discounts and premiums on debt securities, is earned from the settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.

Federal Income Tax
   It is each Fund's intent to continue to comply with the provisions of subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to a regulated investment company. Under such provisions, the Funds will not be subject to federal income taxes on their ordinary income and net realized capital gains to the extent they are distributed or deemed to have been distributed to their shareholders. Therefore, no Federal income tax provision is required. Withholding taxes on foreign interest, dividends, and capital gains have been provided for in accordance with the applicable country's tax rules and rates.

Dividends and Distributions to Shareholders
   Dividends from net investment income of each Fund are declared and paid annually and at other times as may be required to satisfy tax or regulatory requirements. Distributions of any net realized capital gains of each Fund are declared and paid annually and at other times as may be required to satisfy tax or regulatory requirements. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to investments in forward contracts, passive foreign investment companies, the deferral of wash sale losses, and paydowns on certain mortgage-backed securities. As a result, net investment income and net realized gain on investment transactions for a reporting period may differ significantly from distributions during such period.

Accordingly, the Funds may periodically make reclassifications among certain of their capital accounts without impacting the net asset value of the Funds.

During the year ended December 31, 2005, the following amounts were reclassified due to differences between book and tax accounting.

	Paid-in Capital	Accumulated Net Realized Gain on Investments	Undistributed Net Investment Income
Strategic Bond Fund	$(2)	$(137,378)	$137,380
Strategic Balanced Fund	(116,768)	(264,956)	381,724
Diversified Value Fund	-	(11,490)	11,490
Value Equity Fund	3,317	6,155	(9,472)
Large Cap Value Fund	(361,753)	(620,460)	982,213
Indexed Equity Fund	(196,538)	368,306	(171,768)
Blue Chip Growth Fund	(15,526)	24,044	(8,518)
Large Cap Growth Fund	(89,260)	585	88,675
Growth Equity Fund	-	62,879	(62,879)
Aggressive Growth Fund	(3,668,402)	3,234	3,665,168
OTC 100 Fund	(171,403)	5,165	166,238
Focused Value Fund	-	(478,757)	478,757
Small Company Value Fund	(1,262,269)	1,216,564	45,705
Mid Cap Growth Equity Fund	(470,394)	49,244	421,150
Mid Cap Growth Equity II Fund	2,267,348	(6,517,206)	4,249,858
Small Cap Growth Equity Fund	(2,458,684)	85,893	2,372,791
Small Company Growth Fund	(1,442,572)	8,719	1,433,853
Emerging Growth Fund	(1,045,576)	22,154	1,023,422
Overseas Fund	(1)	(8,168,002)	8,168,003
Destination Retirement Income Fund	(1)	(542,700)	542,701
Destination Retirement 2010 Fund	(1)	(310,540)	310,541
Destination Retirement 2020 Fund	-	(1,549,346)	1,549,346
Destination Retirement 2030 Fund	-	(1,293,789)	1,293,789
Destination Retirement 2040 Fund	2	(859,757)	859,755

Notes to Financial Statements (Continued)

Foreign Currency Translation
   The books and records of the Funds are maintained in U.S. dollars. The market values of foreign currencies, foreign securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the buying and selling rates of such currencies against the U.S. dollar at the end of each business day. Purchases and sales of foreign securities and income and expense items are translated at the rates of exchange prevailing on the respective dates of such transactions. The Funds do not isolate that portion of the results of operations arising from changes in the exchange rates from that portion arising from changes in the market prices of securities. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of dividends recorded on the books of the Funds and the amount actually received.

Forward Foreign Currency
Contracts
   Each Fund may enter into forward foreign currency contracts in order to hedge the effect of currency movements of foreign denominated securities or obligations. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange and interest rates. Forward foreign currency contracts are marked to market daily and the change in their value is recorded by the Funds as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through delivery or offset by entering into another forward foreign currency contract, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished or offset.

Forward foreign currency contracts involve a risk of loss from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in foreign currency values and interest rates.

The notional or contractual amounts of these instruments represent the investments the Funds have in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risk associated with these instruments is meaningful only when all related and offsetting transactions are considered.

A summary of the obligations for the Strategic Balanced Fund and Strategic Bond Fund, under these forward foreign currency contracts at December 31, 2005 is as follows:

Settlement Date	Contracts to Deliver/Receive	Units of Currency	In Exchange for U.S. Dollars	Contracts at Value	Unrealized Appreciation (Depreciation)
Strategic Balanced Fund
BUYS
02/08/06	Canadian Dollar	306,575	$259,809	$264,032	$4,223
02/08/06	Euro Dollar	2,034,944	2,409,798	2,411,632	1,834
					$6,057
SELLS
02/08/06	Australian Dollar	623,795	466,598	456,922	9,676
02/08/06	Canadian Dollar	614,773	519,234	529,463	(10,229)
02/08/06	Euro Dollar	2,034,944	2,447,898	2,411,632	36,266
					$35,713
Strategic Bond Fund
BUYS
02/08/06	Euro Dollar	3,414,672	4,074,801	4,045,408	$(29,393)
SELLS
02/08/06	Australian Dollar	734,839	549,033	538,408	10,625
02/08/06	Canadian Dollar	307,386	259,617	264,752	(5,135)
02/08/06	Euro Dollar	3,419,900	4,131,060	4,051,602	79,458
					$84,948

Notes to Financial Statements (Continued)

Delayed Delivery Transactions,
When Issued Securities, and Forward Commitments
   Each Fund may purchase or sell securities on a "when issued" or delayed delivery or on a forward commitment basis. The Funds use forward commitments to manage interest rate exposure or as a temporary substitute for purchasing or selling particular debt securities. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. These securities are valued on the basis of valuations furnished by a pricing service, authorized by the Trustees, which determines valuations taking into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Securities for which no market quotation is available, are valued at fair value in accordance with procedures approved by and determined in good faith by the Trustees, although the actual calculation may be done by others. The Funds record on a daily basis the unrealized appreciation (depreciation) based upon changes in the value of these securities. When a forward commitment contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic, or other factors. Funds monitor exposure to ensure counterparties are creditworthy and concentration of exposure is minimized.

At December 31, 2005, the Strategic Bond Fund had the following open when issued securities:

Forward Commitment Contracts to Buy	Expiration of Contracts	Aggregate Face Value of Contracts	Cost	Market Value	Unrealized Appreciation (Depreciation)
FHLMC TBA
5.0% 01/01/2021	January-06	$400,000	$393,438	$395,812	$2,374
5.0% 01/01/2036	January-06	600,000	575,203	580,688	5,485
FNMA TBA
5.0% 01/01/2021	January-06	1,500,000	1,474,453	1,483,359	8,906
5.0% 01/01/2036	January-06	25,900,000	24,885,719	25,086,579	200,860
5.5% 01/01/2021	January-06	4,300,000	4,303,273	4,325,195	21,922
5.5% 01/01/2036	January-06	6,300,000	6,207,328	6,237,984	30,656
6.0% 01/01/2036	January-06	6,200,000	6,251,172	6,255,704	4,532
6.0% 10/01/2035	January-06	99,227	100,110	100,160	50
6.5% 01/01/2036	January-06	1,000,000	1,024,180	1,025,313	1,133
GNMA TBA
4.5% 01/01/2036	January-06	200,000	189,344	191,781	2,437
5.5% 01/01/2036	January-06	300,000	298,500	301,781	3,281
6.0% 01/01/2036	January-06	300,000	304,156	307,008	2,852
Totals		$47,099,227	$46,006,876	$46,291,364	$284,488

Notes to Financial Statements (Continued)

At December 31, 2005, the Strategic Balanced Fund had the following open when issued securities:

Forward Commitment Contracts to Buy	Expiration of Contracts	Aggregate Face Value of Contracts	Cost	Market Value	Unrealized Appreciation (Depreciation)
FNMA TBA
4.5% 01/01/2036	January-06	$300,000	$280,324	$282,422	$2,098
5.0% 01/01/2036	January-06	7,300,000	7,015,031	7,070,735	55,704
5.5% 01/01/2021	January-06	3,000,000	3,019,688	3,017,578	(2,110)
5.5% 01/01/2036	January-06	7,900,000	7,767,188	7,822,234	55,046
6.0% 01/01/2036	January-06	3,700,000	3,717,984	3,733,242	15,258
6.0% 10/01/2035	January-06	98,497	99,375	99,425	50
6.5% 01/01/2036	January-06	2,100,000	2,150,777	2,153,156	2,379
GNMA TBA
5.0% 01/01/2036	January-06	1,190,000	1,163,969	1,173,823	9,854
6.0% 01/01/2036	January-06	2,000,000	2,027,188	2,046,719	19,531
6.5% 01/01/2036	January-06	100,000	103,844	104,281	437
Totals		$27,688,497	$27,345,368	$27,503,615	$158,247

Financial Futures Contracts
   The Funds may purchase and sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or as a substitute for the purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Funds deposit and maintain as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Funds as unrealized gains or losses. When the contract is closed, each Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

A summary of open futures contracts for the Strategic Bond Fund, Strategic Balanced Fund, Indexed Equity Fund, Growth Equity Fund and the OTC 100 Fund at December 31, 2005, is as follows:

Number of Contracts	Type	Expiration Date	Notional Contract Value	Net Unrealized Appreciation (Depreciation)
Strategic Bond Fund
BUYS 57	90 Day Euro	03/13/06	$13,569,562	$(57,423)
31	90 Day Euro	06/19/06	7,374,512	1,782
3	90 Day Euro	12/18/06	714,038	111
17	90 Day Euro	09/18/06	4,044,300	1,227
3	U.S Long Bond	03/31/06	342,563	(1,077)
167	U.S. Treasury Note 5 Year	03/31/06	17,759,406	67,023
				$11,643
	SELLS
92	U.S. Treasury Note 10 Year	03/31/06	10,065,375	(52,382)
				$(40,739)

Notes to Financial Statements (Continued)

Number of Contracts	Type	Expiration Date	Notional Contract Value	Net Unrealized Appreciation (Depreciation)
Strategic Balanced Fund
BUYS 14	90 Day Euro	03/13/06	$3,332,875	$(8,695)
8	90 Day Euro	06/19/06	1,903,100	(12,115)
12	90 Day Euro	09/18/06	2,854,800	853
3	90 Day Euro	12/18/06	714,038	110
94	U.S. Treasury Note 5 Year	03/31/06	9,996,313	16,983
				$(2,864)
	SELLS
27	U.S. Treasury Note 10 Year	03/31/06	2,953,969	(14,791)
56	U.S. Long Bond	03/31/06	6,394,500	(86,632)
				$(101,423)
				$(104,287)
Select Indexed Equity Fund
BUYS 166	S&P 500 Index	03/17/06	$52,074,200	$(673,271)
Growth Equity Fund
BUYS 64	S&P 500 Index	03/17/06	20,076,800	(307,288)
Select OTC 100 Fund
BUYS
12	NASDAQ 100 Index	03/18/06	$398,160	$(12,107)

Options
     The Funds may purchase put and call options. By purchasing a put option, a Fund obtains the right (but not the obligation) to sell the instrument underlying the option at a fixed strike price. In return for this right, a Fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indexes of securities, indexes of security prices, indexes of interest rates and futures contracts. A Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. A Fund may also close out a put option position by entering into an offsetting transaction, if a liquid market exists. If the option is allowed to expire, a Fund will lose the entire premium it paid. Premiums paid for purchasing options which expire are treated as realized losses. If a Fund exercises a put option on a security, it will sell the instrument underlying the option at the strike price. If a Fund exercises an option on an index, settlement is in cash and does not involve the actual sale of securities.

The buyer of a typical put option can expect to realize a gain if the price of the underlying instrument falls substantially. However, if the price of the instrument underlying the option does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the instrument underlying the option at the option's strike price. A call buyer typically attempts to participate in potential price increases of the instrument underlying the option with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option. See the Portfolio of Investments of the Strategic Balanced Fund for open purchased option contracts as of December 31, 2005.

The Funds may also "write" put and call options. When a Fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, a Fund assumes the obligation to pay the strike price for the instrument underlying the option if the other party to the option chooses to exercise it. A fund may seek to terminate its position in a put option it writes before exercise by purchasing an offsetting option in the market at its current price. If the market is not liquid for a put

Notes to Financial Statements (Continued)

option a Fund has written, however, a Fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to post margin as discussed below.

If the price of the underlying instrument rises, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing and holding the underlying instrument directly, however, because the premium received for writing the option should offset a portion of the decline.

Writing a call option obligates a Fund to sell or deliver the option's underlying instrument in return for the strike price upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium a call writer offsets part of the effect of a price increase. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

The writer of an exchange traded put or call option on a security, an index of securities or a futures contract is required to deposit cash or securities or a letter of credit as margin and to make mark to market payments of variation margin as the position becomes unprofitable. When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amount paid on the underlying investments to determine the realized gain or loss.

A summary of open written option contracts for the Strategic Bond Fund and the Strategic Balanced Fund at December 31, 2005, is as follows:

Strategic Bond Fund

Notional Amount	Expiration Date	Description	Premiums	Market Value
$10,000	03/13/06	Call - 90 Day Euro Future	$1,080	$100
15,000	03/13/06	Call - 90 Day Euro Future	1,245	863
27,500	09/18/06	Call - 90 Day Euro Future	3,845	2,475
25,000	03/13/06	Put - 90 Day Euro Future	2,963	13,125
32,500	06/19/06	Put - IMM Euro Future	6,073	19,580
6,000	02/24/06	Call - 5 Year U.S. Treasury Note Future	1,470	1,500
7.000	02/24/06	Call - 10 Year U.S. Treasury Note Future	3,231	328
23,000	02/24/06	Call - 10 Year U.S. Treasury Note Future	12,604	12,938
4,000	02/24/06	Call - 10 Year U.S. Treasury Note Future	2,136	438
52,000	02/24/06	Call - 10 Year U.S. Treasury Note Future	29,254	13,000
10,000	05/26/06	Call - 10 Year U.S. Treasury Note Future	8,825	10,469
8,000	05/26/06	Call - 10 Year U.S. Treasury Note Future	3,085	3,375
9,000	12/26/06	Call - 10 Year U.S. Treasury Note Future	6,986	6,188
25,000	02/24/06	Put - 10 Year U.S. Treasury Note Future	13,234	3,906
8,000	05/26/06	Put - 10 Year U.S. Treasury Note Future	3,585	3,000
6,000	02/24/06	Call - U.S. Treasury Bond Future	6,439	2,250
18,000	02/24/06	Call - U.S. Treasury Bond Future	15,004	10,969
6,000	02/24/06	Put - U.S. Treasury Bond Future	5,829	3,281
4,000	02/24/06	Put - U.S. Treasury Bond Future	6,574	1,375
14,000	02/24/06	Put - U.S. Treasury Bond Future	11,602	1,750
6,000	02/24/06	Put - U.S. Treasury Bond Future	4,283	281
7,000	02/24/06	Put - U.S. Treasury Bond Future	3,778	1,531
			$153,125	$112,722

Notes to Financial Statements (Continued)

Transactions in options written during the year ended December 31, 2005 were as follows:

	Number of Contracts	Premiums Received
Options outstanding at December 31, 2004	-	$-
Options written	401,054	697,101
Options terminated in closing purchase transactions	(400,797)	(543,976)
Options outstanding at December 31, 2005	257	$153,125

Strategic Balanced Fund

Notional Amount	Expiration Date	Description	Premiums	Market Value
$15,000	03/13/06	Call - 90 Day Euro Future	$1,245	$862
30,000	03/13/06	Call - 90 Day Euro Future	3,590	15,750
40,000	06/19/06	Put - IMM Euro Future	7,420	24,100
27,500	09/18/06	Call - 90 Day Euro Future	3,845	2,475
5,000	02/24/06	Call - 5 Year U.S. Treasury Note Future	1,225	1,250
7,000	02/24/06	Call - 10 Year U.S. Treasury Note Future	3,231	328
21,000	02/24/06	Call - 10 Year U.S. Treasury Note Future	11,458	11,813
4,000	02/24/06	Call - 10 Year U.S. Treasury Note Future	2,136	438
50,000	02/24/06	Call - 10 Year U.S. Treasury Note Future	28,031	12,500
23,000	02/24/06	Put - 10 Year U.S. Treasury Note Future	12,260	3,594
8,000	05/26/06	Call - 10 Year U.S. Treasury Note Future	6,960	8,375
5,000	05/26/06	Call - 10 Year U.S. Treasury Note Future	1,928	2,109
6,000	12/26/06	Call - 10 Year U.S. Treasury Note Future	4,657	4,125
5,000	05/26/06	Put - 10 Year U.S. Treasury Note Future	2,241	1,875
6,000	02/24/06	Call - U.S. Treasury Bond Future	6,439	2,250
16,000	02/24/06	Call - U.S. Treasury Bond Future	13,108	9,750
4,000	02/24/06	Put - U.S. Treasury Bond Future	3,886	2,187
4,000	02/24/06	Put - U.S. Treasury Bond Future	6,574	1,375
14,000	02/24/06	Put - U.S. Treasury Bond Future	11,602	1,750
5,000	02/24/06	Put - U.S. Treasury Bond Future	3,569	234
5,000	02/24/06	Put - U.S. Treasury Bond Future	2,693	1,094
			$138,098	$108,234

Transactions in options written during the year ended December 31, 2005 were as follows:

	Number of Contracts	Premiums Received
Options outstanding at December 31, 2004	282	$246,107
Options written	2,301,465	995,478
Options terminated in closing purchase transactions	(2,301,514)	(1,103,487)
Options outstanding at December 31, 2005	233	$138,098

Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by a primary pricing source chosen by the Trustees.

Notes to Financial Statements (Continued)

Swaps
   The Funds may engage in swap transactions, including, but not limited to, interest rate, currency, credit default, indices, basket, specific security and commodity swaps, interest rate caps, floors and collars and options on swaps (collectively defined as "swap transactions").

Each Fund may enter into swap transactions for any legal purpose consistent with its investment objective and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining that return or spread through purchases and/or sales of instruments in cash markets, to protect against currency fluctuation, as a duration management technique, to protect against any increase in the price of securities a Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible. A Fund will not sell interest rate caps, floors or collars if it does not own securities with coupons which provide the interest that a Fund may be required to pay.

Swap agreements are two-party contracts entered into primarily by institutional counterparties for periods ranging from a few weeks to several years. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) that would be earned or realized on specified notional investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated by reference to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency or commodity, or in a "basket" of securities representing a particular index. The purchaser of an interest rate cap or floor, upon payment of a fee, has the right to receive payments (and the seller of the cap is obligated to make payments) to the extent a specified interest rate exceeds (in the case of a cap) or is less than (in the case of a floor) a specified level over a specified period of time or at specified dates. The purchase of an interest rate collar, upon payment of a fee, has the right to receive payments (and the seller of the collar is obligated to make payments) to the extent that a specified interest rate falls outside an agreed upon range over a specified period of time or at specified dates. The purchase of an option on an interest rate swap, upon payment of a fee (either at the time of purchase or in the form of higher payments or lower receipts within an interest rate swap transaction) has the right, but not the obligation, to initiate a new swap transaction of a pre-specified notional amount with pre-specified terms with the seller of the option as the counterparty.

The amount of a Fund's potential gain or loss on any swap transaction is not subject to any fixed limit. Nor is there any fixed limit on a Fund's potential loss if it sells a cap or collar. If the Fund buys a cap, floor or collar, however, the Fund's potential loss is limited to the amount of the fee that it has paid. When measured against the initial amount of cash required to initiate the transaction, which is typically zero in the case of most conventional swap transactions, swaps, caps, floors and collars tend to be more volatile than many other types of instruments.

The Funds will maintain cash or liquid assets in an amount sufficient at all times to cover its current obligations under its swap transactions, caps, floors and collars. If a Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of a Fund's accrued obligations under the swap agreement over the accrued amount a Fund is entitled to receive under the agreement. If a Fund enters into a swap agreement on other than a net basis, or sells a cap, floor or collar, it will segregate assets with a daily value at least equal to the full amount of a Fund's accrued obligation under the agreement.

During the term of a swap, cap, floor or collar, changes in the value of the instrument are recognized as unrealized gains or losses by marking to market to reflect the market value of the instrument. When the instrument is terminated, a Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and a Fund's basis in the contract.

Notes to Financial Statements (Continued)

A summary of open swap agreements for the Strategic Balanced Fund at December 31, 2005, is as follows:

Notional Amount	Expiration Date	Description	Net Unrealized Appreciation (Depreciation)
Credit Default Swaps
$293,182 USD	12/20/09	Agreement with Goldman Sachs dated 10/14/04 to receive 4.00% per year times the notional amount. The Fund makes payment only upon a default event of an entity within the CDX.NA.HY.3 B IBOXX Index.	$12,791
200,000 USD	3/20/10	Agreement with Goldman Sachs dated 10/18/04 to receive 0.45% per year times the notional amount. The Fund makes payment only upon a default event of an entity within the CDX.NA.IG FIN.3 IBOXX Index.	1,758
200,000 USD	3/20/15	Agreement with Goldman Sachs dated 10/18/04 to receive 0.70% per year times the notional amount. The Fund makes payment only upon a default event of an entity within the CDX.NA.IG FIN.3 IBOXX Index.	4,509
97,727 USD	12/20/09	Agreement with Goldman Sachs dated 10/20/04 to receive 0.99% per year times the notional amount. The Fund makes payment only upon a default event of an entity within the CDX.NA.HY.3 B IBOXX Index.	4,264
400,000 USD	12/20/09	Agreement with Deutsche Bank AG dated 11/01/04 to receive 0.215% per year times the notional amount. The Fund makes payment only upon a default event of FNMA Senior Debt, 6.00%, due 5/15/2011.	2,174
180,000 USD	3/20/15	Agreement with Deutsche Bank AG dated 1/12/05 to receive 0.36% per year times the notional amount. The Fund makes payment only upon a default event of Apache Corp., 6.25%, due 4/15/12.	(615)
100,000 USD	3/20/15	Agreement with Deutsche Bank AG dated 1/31/05 to receive 3.51% per year times the notional amount. The Fund makes payment only upon a default event of General Motors, 8.375%, due 7/15/33.	(30,370)
100,000 USD	3/20/15	Agreement with Deutsche Bank AG dated 1/31/05 to receive 2.93% per year times the notional amount. The Fund makes payment only upon a default event of Ford Motor Company Debt Obligation, 7.45%, due 7/16/31.	(24,389)
100,000 USD	3/20/10	Agreement with Deutsche Bank AG dated 2/2/05 to receive 1.25% per year times the notional amount. The Fund makes payment only upon a default event of Eastman Kodak Co. Debt Obligation, 7.25%, due 11/15/13.	(5,233)
45,000 USD	1/25/35	Agreement with Deutsche Bank AG dated 2/18/05 to pay 1.30% per year times the notional amount. The Fund receives payment only upon a default event of Morgan Stanley Capital I Trust, Series 2005-WMC1, Class B2.	7
45,000 USD	2/25/35	Agreement with Deutsche Bank AG dated 2/18/05 to pay 1.25% per year times the notional amount. The Fund receives payment only upon a default event of Fremont Home Loan Trust, Series 2005-A, Class M8.	7
45,000 USD	4/25/35	Agreement with Deutsche Bank AG dated 2/18/05 to pay 1.45% per year times the notional amount. The Fund receives payment only upon a default event of Aames Mortgage Investment Trust, Series 2005-1, Class M8.	9

Notes to Financial Statements (Continued)

Notional Amount	Expiration Date	Description	Net Unrealized Appreciation (Depreciation)
$45,000 USD	2/25/35	Agreement with Deutsche Bank AG dated 2/18/05 to pay 2.20% per year times the notional amount. The Fund receives payment only upon a default event of Fremont Home Loan Trust, Series 2005-A, Class M9.	$13
45,000 USD	1/25/35	Agreement with Deutsche Bank AG dated 2/18/05 to pay 2.25% per year times the notional amount. The Fund receives payment only upon a default event of Morgan Stanley Capital I, Series 2005-WMC1, Class B3.	14
45,000 USD	4/25/35	Agreement with Deutsche Bank AG dated 2/18/05 to pay 2.25% per year times the notional amount. The Fund receives payment only upon a default event of Aames Mortgage Investment Trust, Series 2005-1, Class M9.	13
45,000 USD	10/25/35	Agreement with Deutsche Bank AG dated 2/18/05 to pay 2.25% per year times the notional amount. The Fund receives payment only upon a default event of Merrill Lynch Mortgage Investors, Series 2005-NC1, Class B3.	13
45,000 USD	10/25/35	Agreement with Deutsche Bank AG dated 2/18/05 to pay 1.30% per year times the notional amount. The Fund receives payment only upon a default event of Merrill Lynch Mortgage Investors, Series 2005-NC1, Class B2.	8
45,000 USD	9/25/35	Agreement with Deutsche Bank AG dated 2/18/05 to pay 2.25% per year times the notional amount. The Fund receives payment only upon a default event of Merrill Lynch Mortgage Investors, Series 2005-WMC1, Class B3.	14
45,000 USD	1/25/35	Agreement with Deutsche Bank AG dated 2/18/05 to pay 1.40% per year times the notional amount. The Fund receives payment only upon a default event of People's Choice Home Loan Securities Trust, Series 2005-1, Class B2.	8
45,000 USD	2/25/35	Agreement with Deutsche Bank AG dated 2/18/05 to pay 1.25% per year times the notional amount. The Fund receives payment only upon a default event of Long Beach Mortgage Loan Trust, Series 2005-1, Class M8.	7
45,000 USD	3/25/35	Agreement with Deutsche Bank AG dated 2/18/05 to pay 2.25% per year times the notional amount. The Fund receives payment only upon a default event of New Century Home Equity Loan Trust, Series 2005-1, Class M9.	13
45,000 USD	1/25/36	Agreement with Deutsche Bank AG dated 2/18/05 to pay 2.25% per year times the notional amount. The Fund receives payment only upon a default event of Park Place Securities, Inc., Series 2005-WCH1, Class M9.	13
45,000 USD	11/25/34	Agreement with Deutsche Bank AG dated 2/18/05 to pay 1.40% per year times the notional amount. The Fund receives payment only upon a default event of Argent Securities, Inc., Series 2004-W11, Class M9.	8

Notes to Financial Statements (Continued)

Notional Amount	Expiration Date	Description	Net Unrealized Appreciation (Depreciation)
$45,000 USD	2/25/35	Agreement with Deutsche Bank AG dated 2/18/05 to pay 2.25% per year times the notional amount. The Fund receives payment only upon a default event of Long Beach Mortgage Loan Trust, Series 2005-1, Class M9.	$13
45,000 USD	1/25/34	Agreement with Deutsche Bank AG dated 2/18/05 to pay 1.35% per year times the notional amount. The Fund receives payment only upon a default event of Park Place Securities, Inc., Series 2005-WCH1, Class M8.	8
45,000 USD	11/25/34	Agreement with Deutsche Bank AG dated 2/18/05 to pay 2.25% per year times the notional amount. The Fund receives payment only upon a default event of Argent Securities, Inc., Series 2004-W11, Class M10.	13
45,000 USD	3/25/35	Agreement with Deutsche Bank AG dated 2/18/05 to pay 1.30% per year times the notional amount. The Fund receives payment only upon a default event of New Century Home Equity Loan Trust, Series 2005-1, Class M8.	7
45,000 USD	3/25/35	Agreement with Deutsche Bank AG dated 2/18/05 to pay 1.45% per year times the notional amount. The Fund receives payment only upon a default event of Aegis Asset Backed Securities Trust, Series 2005-1, Class B2.	8
45,000 USD	3/25/35	Agreement with Deutsche Bank AG dated 2/18/05 to pay 2.25% per year times the notional amount. The Fund receives payment only upon a default event of Aegis Asset Backed Securities Trust, Series 2005-1, Class B3.	13
45,000 USD	9/25/35	Agreement with Deutsche Bank AG dated 2/18/05 to pay 1.30% per year times the notional amount. The Fund receives payment only upon a default event of Merrill Lynch Mortgage Investors, Inc., Series 2005-WMC1, Class B2.	8
45,000 USD	1/25/35	Agreement with Deutsche Bank AG dated 2/18/05 to pay 2.25% per year times the notional amount. The Fund receives payment only upon a default event of People's Choice Home Loan Securities Trust, Series 2005-1, Class B3.	14
45,000 USD	6/25/35	Agreement with Deutsche Bank AG dated 2/18/05 to pay 1.35% per year times the notional amount. The Fund receives payment only upon a default event of Novastar Home Equity Loan Trust, Series 2005-1, Class B2.	8
45,000 USD	6/25/35	Agreement with Deutsche Bank AG dated 2/18/05 to pay 2.25% per year times the notional amount. The Fund receives payment only upon a default event of Novastar Home Equity Loan Trust, Series 2005-1, Class B3.	14
45,000 USD	2/25/35	Agreement with Deutsche Bank AG dated 2/18/05 to pay 1.30% per year times the notional amount. The Fund receives payment only upon a default event of ACE Securities Corp., Series 2005-HE1, Class M8.	8

Notes to Financial Statements (Continued)

Notional Amount	Expiration Date	Description	Net Unrealized Appreciation (Depreciation)
$45,000 USD	11/25/34	Agreement with Deutsche Bank AG dated 2/18/05 to pay 1.40% per year times the notional amount. The Fund receives payment only upon a default event of Finance America Mortgage Loan, Series 2004-3, Class M8.	$8
45,000 USD	2/25/35	Agreement with Deutsche Bank AG dated 2/18/05 to pay 2.20% per year times the notional amount. The Fund receives payment only upon a default event of ACE Securities Corp., Series 2005-HE1, Class M9.	13
45,000 USD	11/25/34	Agreement with Deutsche Bank AG dated 2/18/05 to pay 2.25% per year times the notional amount. The Fund receives payment only upon a default event of Finance America Mortgage Loan, Series 2004-3, Class M9.	13
45,000 USD	12/25/34	Agreement with Deutsche Bank AG dated 2/18/05 to pay 1.25% per year times the notional amount. The Fund receives payment only upon a default event of MASTR Asset Backed Securities, Series 2005-NC1, Class M8.	7
45,000 USD	12/25/34	Agreement with Deutsche Bank AG dated 2/18/05 to pay 2.20% per year times the notional amount. The Fund receives payment only upon a default event of MASTR Asset Backed Securities, Series 2005-NC1, Class M9.	13
120,000 USD	12/20/09	Agreement with Goldman Sachs dated 4/06/05 to receive 4.00% per year times the notional amount. The Fund makes payment only upon a default event of an entity within the CDX.NA.HY.3 B IBOXX Index.	5,117
490,000 USD	6/20/10	Agreement with Deutsche Bank AG dated 4/19/05 to receive 3.60% per year times the notional amount. The Fund makes payment only upon a default event of an entity within the CDX.NA.HY.4 IBOXX Index.	10,772
100,000 USD	6/20/10	Agreement with Goldman Sachs dated 5/03/05 to receive 4.75% per year times the notional amount. The Fund makes payment only upon a default event of Ford Motor Credit Company, 7.00%, due 10/01/13.	(2,763)
100,000 USD	6/20/10	Agreement with Goldman Sachs dated 5/11/05 to receive 3.60% per year times the notional amount. The Fund makes payment only upon a default event of an entity within the CDX.NA.HY.4 IBOXX Index.	2,154
500,000 USD	6/20/10	Agreement with Goldman Sachs dated 5/11/05 to receive 0.40% per year times the notional amount. The Fund makes payment only upon a default event of an entity within the CDX.NA.IG.4 IBOXX Index.	(2,038)
1,200,000 USD	6/20/10	Agreement with Goldman Sachs dated 5/13/05 to receive 0.40% per year times the notional amount. The Fund makes payment only upon a default event of an entity within the CDX.NA.IG.4 IBOXX Index.	(4,891)
60,000 USD	9/20/10	Agreement with Deutsche Bank AG dated 7/27/05 to receive 2.30% per year times the notional amount. The Fund makes payment only upon a default event of Eastman Kodak Company, 7.25%, due 11/15/13	(1,342)

Notes to Financial Statements (Continued)

Notional Amount	Expiration Date	Description	Net Unrealized Appreciation (Depreciation)
Interest Rate Swaps
4,170,000 USD	USD1/10/08	Agreement with Deutsche Bank AG dated 1/06/05 to receive the notional amount multiplied by 3.754% and to pay the notional amount multiplied by the 3 month Floating Rate LIBOR.	$(86,174)
4,820,000 USD	USD1/14/07	Agreement with Deutsche Bank AG dated 1/12/05 to receive the notional amount multiplied by 3.571% and to pay the notional amount multiplied by the 3 month Floating Rate LIBOR.	(60,931)
2,510,000 USD	USD6/17/10	Agreement with Deutsche Bank AG dated 6/15/05 to receive the notional amount multiplied by 4.313% and to pay the notional amount multiplied by the 3 month Floating Rate LIBOR.	(54,550)
			$(229,442)

Allocation of Operating Activity
    In maintaining the records for the Funds, the income and expense accounts are allocated to each class of shares. Investment income, unrealized and realized gains or losses are prorated among the classes of shares based on the relative net assets of each. Expenses are allocated to each class of shares depending on the nature of the expenditures. Administration and service fees, which are directly attributable to a class of shares, are charged to that class' operations. Expenses of the Fund not directly attributable to the operations of any class of shares or Fund are prorated among the Funds and classes to which the expense relates based on the relative net assets of each.

In addition, the Destination Retirement Income Fund, Destination Retirement 2010 Fund, Destination Retirement 2020 Fund, Destination Retirement 2030 Fund and Destination Retirement 2040 Fund will also incur certain fees and expenses indirectly as a shareholder in the underlying funds. Because the underlying funds have varied expense and fee levels and each Fund may own different proportions of underlying funds at different times, the amount of fees and expenses indirectly incurred by each Fund will vary.

Foreign
Securities
   The Overseas Fund invests substantially all of its assets in foreign securities. The other Funds may also invest in foreign securities, subject to certain percentage restrictions. Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of U.S. companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. Government.

3.  Management
Fees and Other
Transactions

Investment Management Fees
    Under agreements between the Trust and Massachusetts Mutual Life Insurance Company ("MassMutual") on behalf of each Fund, MassMutual is responsible for providing investment

Notes to Financial Statements (Continued)

  management services for each Fund. In return for this service, MassMutual receives advisory fees monthly based upon each Fund's average daily net assets at the following annual rates:

Strategic Bond Fund	0.55%	Small Company Value Fund	0.85%

Strategic Balanced Fund	0.60%	Mid Cap Growth Equity Fund	0.70%

Diversified Value Fund	0.50%	Mid Cap Growth Equity II Fund	0.75%

Fundamental Value Fund	0.65%	Small Cap Growth Equity Fund	0.82%

Value Equity Fund	0.70%	Small Company Growth Fund	0.85%

Large Cap Value Fund	0.65%	Emerging Growth Fund	0.79%

Indexed Equity Fund	0.10%	Overseas Fund	1.00%

Blue Chip Growth Fund	0.70%	Destination Retirement Income Fund	0.05%

Large Cap Growth Fund	0.65%	Destination Retirement 2010 Fund	0.05%

Growth Equity Fund	0.68%	Destination Retirement 2020 Fund	0.05%

Aggressive Growth Fund	0.73%	Destination Retirement 2030 Fund	0.05%

OTC 100 Fund	0.15%	Destination Retirement 2040 Fund	0.05%

Focused Value Fund		0.69%

MassMutual has also entered into investment sub-advisory agreements with the following unaffiliated investment sub-advisers: Alliance Capital Management L.P. for the Diversified Value Fund and the Large Cap Growth Fund; Wellington Management Company, LLP for the Fundamental Value Fund and a portion of the Small Cap Growth Equity Fund; Fidelity Management & Research Company for the Value Equity Fund and the Blue Chip Growth Fund; Davis Selected Advisers, L.P. for the Large Cap Value Fund; Northern Trust Investments, N.A. for the Indexed Equity Fund and the OTC 100 Fund; Grantham, Mayo, Van Otterloo & Co. LLC for the Growth Equity Fund; Sands Capital Management, Inc. for the Aggressive Growth Fund; Cooke & Bieler, L.P. for a portion of the Focused Value Fund; Harris Associates, L.P. for a portion of the Focused Value Fund and a portion of the Overseas Fund; Clover Capital Management, Inc. for a portion of the Small Company Value Fund; EARNEST Partners, LLC for a portion of the Small Company Value Fund; Navellier & Associates, Inc. for the Mid Cap Growth Equity Fund; T. Rowe Price Associates, Inc. for the Mid Cap Growth Equity II Fund and a portion of the Small Company Value Fund; Waddell & Reed Investment Management Company for a portion of the Small Cap Growth Equity Fund; Mazama Capital Management, Inc. for a portion of the Small Company Growth Fund; Eagle Asset Management, Inc. for a portion of the Small Company Growth Fund; RS Investment Management, L.P. for the Emerging Growth Fund; Massachusetts Financial Services Company for a portion of the Overseas Fund; Western Asset Management Company for a portion of the Strategic Bond Fund and a portion of the Strategic Balanced Fund; Western Asset Management Company Limited for a portion of the Strategic Bond Fund and a portion of the Strategic Balanced Fund; and Salomon Brothers Asset Management Inc for a portion of the Strategic Balanced Fund. Prior to September 13, 2005, American Century Global Investment Management, Inc. managed the investment and reinvestment of a portion of the Overseas Fund. Prior to February 17, 2005, MTB Investment Advisers, Inc. managed the investment and reinvestment of a portion of the Small Company Growth Fund. MassMutual pays a sub-advisory fee to each of these sub-advisers based upon the aggregate net assets under management which include (1) the average daily net assets of the specified Fund which it manages, and (2) the average daily net assets of all other funds or accounts of MassMutual or its affiliates for which the sub-adviser provides sub-advisory services and which have substantially the same investment objective, policies and investment strategies.

Administration Fees
    Under separate administrative and shareholder services agreements between each Fund and MassMutual, MassMutual provides certain administrative and shareholder services and bears some class specific administrative expenses. In return for these services, MassMutual receives an administrative services fee monthly based upon the average daily net assets of the applicable class of shares of the Fund at the following annual rates:

	Class A	Class L	Class Y	Class S	Class Z	Class N
Strategic Bond Fund	0.2500%	0.2500%	0.1000%	0.0500%	N/A	0.3000%
Strategic Balanced Fund	0.3270%	0.3270%	0.1770%	0.1270%	N/A	0.3770%
Diversified Value Fund	0.3083%	0.2683%	0.1583%	0.0583%	N/A	0.3683%

Notes to Financial Statements (Continued)

	Class A	Class L	Class Y	Class S	Class Z	Class N
Fundamental Value Fund	0.3129%	0.3129%	0.1629%	0.1229%	N/A	0.3629%
Value Equity Fund	0.2785%	0.2785%	0.1285%	0.0785%	N/A	0.3285%
Large Cap Value Fund	0.3244%	0.3244%	0.1744%	0.0844%	N/A	0.3744%
Indexed Equity Fund	0.4797%	0.4797%	0.3297%	0.2997%	0.0855%	0.5297%
Blue Chip Growth Fund	0.4085%	0.4085%	0.2885%	0.1585%	N/A	0.4585%
Large Cap Growth Fund	0.3529%	0.3529%	0.2029%	0.1629%	N/A	0.4029%
Growth Equity Fund	0.2975%	0.2975%	0.1475%	0.0875%	N/A	0.3475%
Aggressive Growth Fund	0.3444%	0.3444%	0.1944%	0.0944%	N/A	0.3944%
OTC 100 Fund	0.6244%	0.6244%	0.4744%	0.3744%	N/A	0.6744%
Focused Value Fund	0.3344%	0.3344%	0.1844%	0.0844%	N/A	0.3844%
Small Company Value Fund	0.3593%	0.3593%	0.2093%	0.1693%	N/A	0.4093%
Mid Cap Growth Equity Fund	0.3075%	0.3075%	0.1575%	0.0875%	N/A	0.3575%
Mid Cap Growth Equity II Fund	0.3244%	0.3244%	0.1744%	0.0844%	N/A	0.3744%
Small Cap Growth Equity Fund	0.4075%	0.4075%	0.2575%	0.1175%	N/A	0.4575%
Small Company Growth Fund	0.3491%	0.3491%	0.1991%	0.1591%	N/A	0.3991%
Emerging Growth Fund	0.3344%	0.3344%	0.1844%	0.0844%	N/A	0.3844%
Overseas Fund	0.2443%	0.2443%	0.0943%	0.0443%	N/A	0.2943%
Destination Retirement Income Fund	0.1459%	0.1459%	0.0459%	0.0200%	N/A	0.1959%
Destination Retirement 2010 Fund	0.1696%	0.1696%	0.0696%	0.0196%	N/A	0.2196%
Destination Retirement 2020 Fund	0.1758%	0.1758%	0.0758%	0.0258%	N/A	0.2258%
Destination Retirement 2030 Fund	0.1733%	0.1733%	0.0733%	0.0233%	N/A	0.2233%
Destination Retirement 2040 Fund	0.1616%	0.1616%	0.0616%	0.0116%	N/A	0.2116%

Distribution and Service Fees
   MML Distributors, LLC (the "Distributor") acts as distributor to each Fund. Pursuant to separate 12b-1 Plans adopted by the Funds, Class A shares of each fund pay a fee of 0.25% of the average daily net asset value of the Fund to: (i) the Distributor for services provided and expenses incurred by its connection with the distribution of Class A shares of the Fund; and (ii) MassMutual for services provided and expenses incurred by it for purposes of maintaining or providing personal services to Class A shareholders. Pursuant to separate 12b-1 Plans adopted by the Funds, Class N shares of each fund pay a fee of 0.50% of the average daily net asset value of the Fund as follows: 0.25% of the average daily net asset value of the Fund to the Distributor for services provided and expenses incurred by it in connection with the distribution of Class N shares of the Fund; and 0.25% of the average daily net asset value of the Fund to MassMutual for services provided and expenses incurred by it for purposes of maintaining or providing personal services to Class N shareholders. The Distribution fee may be spent by the Distributor on any activities or expenses primarily intended to result in the sale of Class A or Class N shares of the Fund. The Servicing Fee may be spent by MassMutual on personal services rendered to Class A or Class N shareholders of a Fund and/or maintenance of Class A or Class N shareholder accounts. The Distributor is a majority owned subsidiary of MassMutual. In addition, OppenheimerFunds Distributor, Inc. (the "Sub-Distributor") acts as a sub-distributor to each Fund. The Sub-Distributor is an affiliate of the Distributor and an indirect majority owned subsidiary of MassMutual.

Indirect Expenses
   The Destination Retirement Income Fund, Destination Retirement 2010 Fund, Destination Retirement 2020 Fund, Destination Retirement 2030 Fund and Destination Retirement 2040 Fund incur fees and expenses indirectly as shareholders in the underlying funds. For the year ended December 31, 2005, these expenses were as follows:

Indirect Operating Expenses
Destination Retirement Income Fund	0.64%
Destination Retirement 2010 Fund	0.69%
Destination Retirement 2020 Fund	0.74%
Destination Retirement 2030 Fund	0.84%
Destination Retirement 2040 Fund	0.87%

Notes to Financial Statements (Continued)

Expense Caps and Waivers
   MassMutual agreed to cap the fees and expenses of the following Funds through December 31, 2006, unless otherwise noted, as follows:

	Class A	Class L	Class Y	Class S	Class N
Strategic Bond Fund*	1.00%	0.75%	0.75%	0.70%	1.30%
Strategic Balanced Fund	1.21%	0.96%	0.81%	0.76%	1.51%
Diversified Value Fund**	1.09%	0.80%	0.69%	0.59%	1.40%
Destination Retirement Income Fund	0.50%	0.23%	0.13%	0.12%	0.80%
Destination Retirement 2010 Fund	0.50%	0.25%	0.15%	0.10%	0.80%
Destination Retirement 2020 Fund	0.50%	0.25%	0.15%	0.10%	0.80%
Destination Retirement 2030 Fund	0.50%	0.25%	0.15%	0.10%	0.80%
Destination Retirement 2040 Fund	0.50%	0.25%	0.15%	0.10%	0.80%

*  Expense caps in effect through March 31, 2006.

**  Expense caps in effect through April 30, 2006.

Effective May 1, 2005, MassMutual has agreed to voluntarily waive, through March 31, 2006, 0.10% of the Administration fees for Classes A, L and N of the Indexed Equity Fund. MassMutual has also agreed to voluntarily waive, through March 31, 2006, 0.08% of the management fee of all classes of the Aggressive Growth Fund. In addition, MassMutual had an agreement, through April 30, 2005, to cap expenses for all classes of the Large Cap Growth Fund and the Small Company Growth Fund at 0.06% and 0.09%, respectively.

Brokerage Commissions
   The Strategic Balanced Fund, Fundamental Value Fund, Value Equity Fund, Large Cap Value Fund, Blue Chip Growth Fund, Large Cap Growth Fund, Growth Equity Fund, Aggressive Growth Fund, Focused Value Fund, Small Company Value Fund, Mid Cap Growth Equity Fund, Mid Cap Growth Equity II Fund, Small Cap Growth Equity Fund, Small Company Growth Fund, Emerging Growth Fund and Overseas Fund have entered into agreements with certain brokers whereby the brokers will rebate, in cash, a portion of brokerage commissions. Effective January 1, 2005, amounts earned by the Funds under such agreements are included with realized gain or loss on investment transactions presented in the statement of operations. Prior to January 1, 2005, amounts earned by the Funds under such agreements were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality. For the year ended December 31, 2005, brokerage commissions under these agreements are as follows:

Commissions
Strategic Balanced Fund	$26,091
Fundamental Value Fund	72,267
Value Equity Fund	36,405
Large Cap Value Fund	7,120
Blue Chip Growth Fund	41,706
Large Cap Growth Fund	9,749
Aggressive Growth Fund	33,695
Focused Value Fund	97,985
Small Company Value Fund	166,153
Mid Cap Growth Equity Fund	42,843
Mid Cap Growth Equity II Fund	44,786
Small Cap Growth Equity Fund	147,782
Small Company Growth Fund	86,926
Overseas Fund	16,886

Other
   Certain officers and trustees of the Funds are also officers of MassMutual. The compensation of each trustee who is not an officer of MassMutual is borne by the Funds.

Notes to Financial Statements (Continued)

The following table shows certain concentrations of principal shareholders of each Fund with record or beneficial ownership as of December 31, 2005. Investment activities of these shareholders could have a material effect on the respective Fund.

	Shareholders Holding in Excess of 10% of Fund's Outstanding Shares ("Principal Shareholders")*	Total % owned by Principal Shareholders	Total % Ownership by Related Party
Strategic Bond Fund	3	85.8%	97.3%
Strategic Balanced Fund	2	74.6%	93.0%
Diversified Value Fund	2	65.9%	94.8%
Fundamental Value Fund	3	66.3%	94.3%
Value Equity Fund	2	82.1%	95.0%
Large Cap Value Fund	3	61.8%	93.1%
Indexed Equity Fund	4	79.9%	89.8%
Blue Chip Growth Fund	2	88.8%	99.6%
Large Cap Growth Fund	4	89.5%	99.8%
Growth Equity Fund	4	67.6%	96.7%
Aggressive Growth Fund	3	58.0%	97.6%
OTC 100 Fund	3	90.9%	95.9%
Focused Value Fund	4	82.1%	94.3%
Small Company Value Fund	4	78.4%	89.6%
Mid Cap Growth Equity Fund	4	90.3%	99.3%
Mid Cap Growth Equity II Fund	3	70.6%	87.0%
Small Cap Growth Equity Fund	4	94.3%	95.7%
Small Company Growth Fund	4	86.7%	94.3%
Emerging Growth Fund	6	69.1%	100.0%
Overseas Fund	4	70.6%	95.9%
Destination Retirement Income Fund	2	78.7%	54.0%
Destination Retirement 2010 Fund	4	81.5%	82.2%
Destination Retirement 2020 Fund	3	81.8%	87.3%
Destination Retirement 2030 Fund	2	72.8%	86.4%
Destination Retirement 2040 Fund	3	82.3%	80.5%

*  Principal shareholders hold 10% or more of shares outstanding.

Deferred Compensation
   Trustees of the Funds that are not employees of MassMutual or its subsidiaries may elect to defer receipt of their annual fees in accordance with terms of the Non-Qualified Deferred Compensation Plan. Any amounts deferred shall accrue interest at a rate equal to eight percent (8%) per annum.

For the year ended December 31, 2005, no significant amounts have been deferred.

Notes to Financial Statements (Continued)

4.  Purchases and Sales of Investments
   Cost of purchases and proceeds from sales of investment securities (excluding short-term investments) for the year ended December 31, 2005, were as follows:

		Long-Term U.S. Government Securities	Other Long-Term Securities
Purchases	Strategic Bond Fund	$527,026,147	$84,455,600
	Strategic Balanced Fund	391,852,808	96,343,022
	Diversified Value Fund	-	109,396,155
	Fundamental Value Fund	-	334,267,209
	Value Equity Fund	-	85,119,640
	Large Cap Value Fund	-	303,590,840
	Indexed Equity Fund	-	199,340,176
	Blue Chip Growth Fund	-	109,820,582
	Large Cap Growth Fund	-	27,209,840
	Growth Equity Fund	-	775,509,675
	Aggressive Growth Fund	-	186,772,010
	OTC 100 Fund	-	10,797,474
	Focused Value Fund	-	331,821,633
	Small Company Value Fund	-	325,754,285
	Mid Cap Growth Equity Fund	-	174,507,909
	Mid Cap Growth Equity II Fund	-	457,489,829
	Small Cap Growth Equity Fund	-	293,916,798
	Small Company Growth Fund	-	217,351,003
	Emerging Growth Fund	-	149,401,452
	Overseas Fund	-	753,558,462
	Destination Retirement Income Fund	-	98,382,629
	Destination Retirement 2010 Fund	-	83,169,660
	Destination Retirement 2020 Fund	-	243,822,580
	Destination Retirement 2030 Fund	-	131,746,233
	Destination Retirement 2040 Fund	-	78,541,669
Sales	Strategic Bond Fund	$417,801,660	$21,685,728
	Strategic Balanced Fund	383,798,232	98,140,885
	Diversified Value Fund	-	34,845,489
	Fundamental Value Fund	-	306,324,837
	Value Equity Fund	-	84,591,515
	Large Cap Value Fund	-	89,391,290
	Indexed Equity Fund	-	114,178,494
	Blue Chip Growth Fund	-	174,781,516
	Large Cap Growth Fund	-	28,330,357
	Growth Equity Fund	-	785,756,956
	Aggressive Growth Fund	-	118,493,265
	OTC 100 Fund	-	23,616,933
	Focused Value Fund	-	248,184,391
	Small Company Value Fund	-	293,289,286
	Mid Cap Growth Equity Fund	-	167,670,781
	Mid Cap Growth Equity II Fund	-	275,110,359
	Small Cap Growth Equity Fund	-	281,563,325
	Small Company Growth Fund	-	245,811,804
	Emerging Growth Fund	-	158,455,599
	Overseas Fund	-	596,779,602
	Destination Retirement Income Fund	-	33,582,247
	Destination Retirement 2010 Fund	-	11,777,582
	Destination Retirement 2020 Fund	-	74,352,761
	Destination Retirement 2030 Fund	-	39,564,925
	Destination Retirement 2040 Fund	-	23,259,921

Notes to Financial Statements (Continued)

5.  Capital Share Transactions
   The Funds are authorized to issue an unlimited number of shares, with no par value in each class of shares. Changes in shares outstanding for each Fund are as follows:

	Class A
	Year ended December 31, 2005		Year ended December 31, 2004
	Shares	Amount	Shares	Amount
Strategic Bond Fund*
Sold	2,348,884	$23,729,809	10,110	$101,100
Issued as reinvestment of dividends	34,157	340,548	-	-
Redeemed	(317,132)	(3,203,350)	-	-
Net increase (decrease)	2,065,909	$20,867,007	10,110	$101,100
Strategic Balanced Fund
Sold	1,708,793	$17,969,339	4,347,100	$44,481,343
Issued as reinvestment of dividends	54,452	577,731	25,309	264,227
Redeemed	(2,432,523)	(25,739,975)	(1,216,838)	(12,306,403)
Net increase (decrease)	(669,278)	$(7,192,905)	3,155,571	$32,439,167
Diversified Value Fund**
Sold	2,536,289	$28,285,481	474,994	$4,759,387
Issued as reinvestment of dividends	78,067	882,209	2,198	24,069
Redeemed	(410,569)	(4,614,435)	(20,106)	(215,333)
Net increase (decrease)	2,203,787	$24,553,255	457,086	$4,568,123
Fundamental Value Fund
Sold	6,995,767	$77,210,290	10,101,513	$102,295,460
Issued as reinvestment of dividends	728,863	8,163,269	355,266	3,819,101
Redeemed	(5,061,414)	(55,725,222)	(3,408,103)	(34,483,893)
Net increase (decrease)	2,663,216	$29,648,337	7,048,676	$71,630,668
Value Equity Fund
Sold	532,262	$5,699,921	633,332	$6,156,310
Issued as reinvestment of dividends	249,642	2,638,317	68,382	718,009
Redeemed	(467,799)	(4,998,635)	(500,712)	(4,940,755)
Net increase (decrease)	314,105	$3,339,603	201,002	$1,933,564
Large Cap Value Fund
Sold	12,908,778	$136,784,623	14,602,712	$141,882,911
Issued as reinvestment of dividends	138,374	1,568,893	97,517	1,014,178
Redeemed	(7,265,756)	(77,425,645)	(5,494,055)	(53,390,180)
Net increase (decrease)	5,781,396	$60,927,871	9,206,174	$89,506,909
Indexed Equity Fund
Sold	10,726,779	$119,454,364	14,160,139	$147,697,978
Issued as reinvestment of dividends	232,429	2,686,879	296,443	3,299,407
Redeemed	(12,073,641)	(135,126,396)	(5,325,151)	(55,617,369)
Net increase (decrease)	(1,114,433)	$(12,985,153)	9,131,431	$95,380,016
Blue Chip Growth Fund
Sold	1,455,755	$12,556,957	2,206,472	$18,447,440
Issued as reinvestment of dividends	-	-	16,207	141,976
Redeemed	(1,652,833)	(14,411,435)	(1,184,189)	(9,915,553)
Net increase (decrease)	(197,078)	$(1,854,478)	1,038,490	$8,673,863
Large Cap Growth Fund
Sold	208,869	$2,008,589	102,024	$869,344
Issued as reinvestment of dividends	-	-	-	-
Redeemed	(94,707)	(889,862)	(42,834)	(361,661)
Net increase (decrease)	114,162	$1,118,727	59,190	$507,683
Growth Equity Fund
Sold	8,481,315	$65,709,786	11,259,470	$83,671,299
Issued as reinvestment of dividends	7,476	60,480	924	7,165
Redeemed	(8,918,946)	(69,158,911)	(10,020,028)	(74,040,481)
Net increase (decrease)	(430,155)	$(3,388,645)	1,240,366	$9,637,983
Aggressive Growth Fund
Sold	10,875,467	$64,044,062	12,670,749	$68,296,802
Issued as reinvestment of dividends	-	-	-	-
Redeemed	(9,458,104)	(54,789,105)	(5,880,715)	(31,451,040)
Net increase (decrease)	1,417,363	$9,254,957	6,790,034	$36,845,762

Notes to Financial Statements (Continued)

	Class A
	Year ended December 31, 2005		Year ended December 31, 2004
	Shares	Amount	Shares	Amount
OTC 100 Fund
Sold	1,767,636	$6,868,361	4,343,845	$15,990,404
Issued as reinvestment of dividends	-	-	8,389	34,394
Redeemed	(3,272,640)	(12,741,607)	(4,603,193)	(17,069,478)
Net increase (decrease)	(1,505,004)	$(5,873,246)	(250,959)	$(1,044,680)
Focused Value Fund
Sold	5,964,966	$106,165,181	6,553,097	$113,674,184
Issued as reinvestment of dividends	1,318,850	22,393,140	712,728	12,491,353
Redeemed	(5,062,999)	(90,390,857)	(3,790,100)	(65,510,095)
Net increase (decrease)	2,220,817	$38,167,464	3,475,725	$60,655,442
Small Company Value Fund
Sold	4,037,413	$57,388,767	5,595,642	$72,432,152
Issued as reinvestment of dividends	413,561	5,943,541	178,292	2,471,109
Redeemed	(2,988,005)	(42,291,187)	(1,408,482)	(18,041,439)
Net increase (decrease)	1,462,969	$21,041,121	4,365,452	$56,861,822
Mid Cap Growth Equity Fund
Sold	1,790,605	$16,189,654	1,234,045	$9,556,818
Issued as reinvestment of dividends	-	-	-	-
Redeemed	(1,714,635)	(15,334,501)	(2,817,040)	(22,097,574)
Net increase (decrease)	75,970	$855,153	(1,582,995)	$(12,540,756)
Mid Cap Growth Equity II Fund
Sold	11,001,863	$148,072,331	10,730,952	$125,916,081
Issued as reinvestment of dividends	903,025	12,815,323	30,010	392,828
Redeemed	(5,868,872)	(79,208,074)	(3,223,057)	(37,595,032)
Net increase (decrease)	6,036,016	$81,679,580	7,537,905	$88,713,877
Small Cap Growth Equity Fund
Sold	3,171,862	$46,429,099	2,664,227	$34,012,429
Issued as reinvestment of dividends	-	-	-	-
Redeemed	(2,345,197)	(33,755,660)	(2,584,448)	(32,748,030)
Net increase (decrease)	826,665	$12,673,439	79,779	$1,264,399
Small Company Growth Fund
Sold	2,412,491	$22,469,859	5,285,106	$55,209,938
Issued as reinvestment of dividends	164,119	1,516,456	485,345	4,522,855
Redeemed	(2,800,416)	(26,122,050)	(4,165,687)	(42,026,189)
Net increase (decrease)	(223,806)	$(2,135,735)	1,604,764	$17,706,604
Emerging Growth Fund
Sold	1,437,251	$7,963,663	3,061,673	$16,306,761
Issued as reinvestment of dividends	-	-	-	-
Redeemed	(3,505,464)	(19,779,300)	(3,552,451)	(18,318,037)
Net increase (decrease)	(2,068,213)	$(11,815,637)	(490,778)	$(2,011,276)
Overseas Fund
Sold	7,997,440	$89,794,360	7,478,352	$74,872,152
Issued as reinvestment of dividends	1,788,506	19,755,261	310,690	3,386,527
Redeemed	(4,005,459)	(44,912,290)	(2,257,804)	(22,333,230)
Net increase (decrease)	5,780,487	$64,637,331	5,531,238	$55,925,449
Destination Retirement Income Fund
Sold	3,846,111	$39,845,126	1,231,400	$12,431,552
Issued as reinvestment of dividends	154,128	1,574,725	33,091	341,172
Redeemed	(1,171,542)	(12,106,406)	(129,613)	(1,339,296)
Net increase (decrease)	2,828,697	$29,313,445	1,134,878	$11,433,428
Destination Retirement 2010 Fund
Sold	2,693,595	$28,652,005	761,458	$7,820,608
Issued as reinvestment of dividends	96,655	1,023,789	12,492	131,543
Redeemed	(609,125)	(6,467,029)	(93,902)	(969,183)
Net increase (decrease)	2,181,125	$23,208,765	680,048	$6,982,968

Notes to Financial Statements (Continued)

	Class A
	Year ended December 31, 2005		Year ended December 31, 2004
	Shares	Amount	Shares	Amount
Destination Retirement 2020 Fund
Sold	7,634,103	$82,762,667	2,123,721	$21,973,878
Issued as reinvestment of dividends	281,451	3,081,606	41,201	442,914
Redeemed	(1,735,682)	(18,619,028)	(167,963)	(1,752,057)
Net increase (decrease)	6,179,872	$67,225,245	1,996,959	$20,664,735
Destination Retirement 2030 Fund
Sold	4,185,575	$47,223,105	2,141,149	$22,206,378
Issued as reinvestment of dividends	147,156	1,692,407	19,636	218,158
Redeemed	(783,178)	(8,743,024)	(238,873)	(2,509,115)
Net increase (decrease)	3,549,553	$40,172,488	1,921,912	$19,915,421
Destination Retirement 2040 Fund
Sold	2,276,690	$25,804,156	638,526	$6,675,110
Issued as reinvestment of dividends	57,348	672,297	3,993	44,954
Redeemed	(616,717)	(6,904,448)	(82,696)	(862,890)
Net increase (decrease)	1,717,321	$19,572,005	559,823	$5,857,174
	Class L
	Year ended December 31, 2005		Year ended December 31, 2004
	Shares	Amount	Shares	Amount
Strategic Bond Fund*
Sold	381,777	$3,834,876	10,110	$101,100
Issued as reinvestment of dividends	6,718	67,113	-	-
Redeemed	(4,598)	(46,287)	-	-
Net increase (decrease)	383,897	$3,855,702	10,110	$101,100
Strategic Balanced Fund
Sold	2,279,647	$23,912,167	13,219,946	$134,087,075
Issued as reinvestment of dividends	246,847	2,621,520	80,175	838,631
Redeemed	(2,982,704)	(31,329,641)	(3,281,078)	(33,145,021)
Net increase (decrease)	(456,210)	$(4,795,954)	10,019,043	$101,780,685
Diversified Value Fund**
Sold	730,346	$8,208,910	1,877,621	$18,781,884
Issued as reinvestment of dividends	80,411	910,231	10,070	110,268
Redeemed	(71,879)	(799,692)	(14,787)	(161,336)
Net increase (decrease)	738,878	$8,319,449	1,872,904	$18,730,816
Fundamental Value Fund
Sold	5,473,405	$60,338,413	12,833,995	$130,634,844
Issued as reinvestment of dividends	707,403	7,951,202	435,996	4,700,040
Redeemed	(7,403,220)	(81,342,279)	(4,595,194)	(46,848,457)
Net increase (decrease)	(1,222,412)	$(13,052,664)	8,674,797	$88,486,427
Value Equity Fund
Sold	165,026	$1,775,094	142,665	$1,399,163
Issued as reinvestment of dividends	78,361	829,967	21,799	229,104
Redeemed	(121,055)	(1,294,772)	(113,714)	(1,120,311)
Net increase (decrease)	122,332	$1,310,289	50,750	$507,956
Large Cap Value Fund
Sold	9,502,507	$101,174,284	14,250,637	$140,284,839
Issued as reinvestment of dividends	215,532	2,452,234	171,544	1,790,921
Redeemed	(7,423,968)	(79,093,818)	(6,115,088)	(60,504,451)
Net increase (decrease)	2,294,071	$24,532,700	8,307,093	$81,571,309
Indexed Equity Fund
Sold	9,443,482	$106,083,646	7,036,225	$73,511,288
Issued as reinvestment of dividends	322,255	3,734,937	261,718	2,926,007
Redeemed	(4,845,121)	(54,272,071)	(4,877,671)	(51,085,520)
Net increase (decrease)	4,920,616	$55,546,512	2,420,272	$25,351,775

Notes to Financial Statements (Continued)

	Class L
	Year ended December 31, 2005		Year ended December 31, 2004
	Shares	Amount	Shares	Amount
Blue Chip Growth Fund
Sold	7,456,352	$64,885,981	11,238,006	$94,950,789
Issued as reinvestment of dividends	7,024	64,479	185,442	1,637,449
Redeemed	(12,031,297)	(104,890,654)	(13,227,473)	(111,570,581)
Net increase (decrease)	(4,567,921)	$(39,940,194)	(1,804,025)	$(14,982,343)
Large Cap Growth Fund
Sold	89,542	$872,243	386,723	$3,294,383
Issued as reinvestment of dividends	-	-	316	2,882
Redeemed	(1,011,711)	(8,818,021)	(262,426)	(2,232,443)
Net increase (decrease)	(922,169)	$(7,945,778)	124,613	$1,064,822
Growth Equity Fund
Sold	8,023,892	$62,496,167	17,579,200	$133,564,752
Issued as reinvestment of dividends	99,452	813,516	94,541	742,148
Redeemed	(7,460,743)	(58,327,143)	(9,283,717)	(70,790,762)
Net increase (decrease)	662,601	$4,982,540	8,390,024	$63,516,138
Aggressive Growth Fund
Sold	10,230,142	$62,500,195	16,057,982	$86,646,393
Issued as reinvestment of dividends	-	-	-	-
Redeemed	(6,283,999)	(37,457,169)	(5,685,771)	(31,208,782)
Net increase (decrease)	3,946,143	$25,043,026	10,372,211	$55,437,611
OTC 100 Fund
Sold	1,281,497	$5,034,418	1,814,901	$6,857,084
Issued as reinvestment of dividends	-	-	7,958	32,945
Redeemed	(1,338,273)	(5,346,315)	(2,762,565)	(10,396,455)
Net increase (decrease)	(56,776)	$(311,897)	(939,706)	$(3,506,426)
Focused Value Fund
Sold	3,427,366	$61,803,068	4,229,003	$74,091,977
Issued as reinvestment of dividends	949,736	16,318,395	502,933	8,907,603
Redeemed	(2,788,404)	(50,001,597)	(2,351,801)	(41,051,089)
Net increase (decrease)	1,588,698	$28,119,866	2,380,135	$41,948,491
Small Company Value Fund
Sold	2,646,588	$37,515,010	8,151,461	$107,591,499
Issued as reinvestment of dividends	379,682	5,478,826	186,122	2,590,679
Redeemed	(2,408,512)	(34,086,838)	(3,353,832)	(44,640,669)
Net increase (decrease)	617,758	$8,906,998	4,983,751	$65,541,509
Mid Cap Growth Equity Fund
Sold	1,441,597	$13,246,369	896,480	$7,067,781
Issued as reinvestment of dividends	-	-	-	-
Redeemed	(1,661,780)	(15,119,845)	(1,053,939)	(8,217,063)
Net increase (decrease)	(220,183)	$(1,873,476)	(157,459)	$(1,149,282)
Mid Cap Growth Equity II Fund
Sold	12,719,545	$173,939,040	20,723,308	$247,947,740
Issued as reinvestment of dividends	1,444,600	20,803,086	57,376	760,234
Redeemed	(9,217,491)	(123,587,401)	(10,265,105)	(122,066,127)
Net increase (decrease)	4,946,654	$71,154,725	10,515,579	$126,641,847
Small Cap Growth Equity Fund
Sold	2,517,452	$36,839,555	2,321,511	$30,021,702
Issued as reinvestment of dividends	-	-	-	-
Redeemed	(2,013,948)	(29,300,023)	(2,773,073)	(35,355,997)
Net increase (decrease)	503,504	$7,539,532	(451,562)	$(5,334,295)
Small Company Growth Fund
Sold	875,692	$8,202,561	2,771,167	$28,958,161
Issued as reinvestment of dividends	71,048	664,296	329,844	3,083,946
Redeemed	(2,286,567)	(21,150,311)	(2,207,367)	(22,072,595)
Net increase (decrease)	(1,339,827)	$(12,283,454)	893,644	$9,969,512

Notes to Financial Statements (Continued)

	Class L
	Year ended December 31, 2005		Year ended December 31, 2004
	Shares	Amount	Shares	Amount
Emerging Growth Fund
Sold	1,681,359	$9,497,770	4,070,900	$21,784,186
Issued as reinvestment of dividends	-	-	-	-
Redeemed	(2,021,099)	(11,566,827)	(2,627,951)	(13,964,644)
Net increase (decrease)	(339,740)	$(2,069,057)	1,442,949	$7,819,542
Overseas Fund
Sold	6,935,040	$78,117,254	10,489,269	$105,030,029
Issued as reinvestment of dividends	1,925,810	21,388,979	431,560	4,725,573
Redeemed	(5,712,303)	(64,199,026)	(3,451,068)	(34,822,430)
Net increase (decrease)	3,148,547	$35,307,207	7,469,761	$74,933,172
Destination Retirement Income Fund
Sold	3,678,923	$38,205,352	11,850,113	$121,638,909
Issued as reinvestment of dividends	419,616	4,303,193	287,618	2,971,092
Redeemed	(3,543,188)	(36,815,729)	(2,688,100)	(27,477,582)
Net increase (decrease)	555,351	$5,692,816	9,449,631	$97,132,419
Destination Retirement 2010 Fund
Sold	1,524,326	$16,246,283	2,244,801	$23,790,832
Issued as reinvestment of dividends	116,833	1,241,056	39,992	421,920
Redeemed	(448,488)	(4,778,648)	(127,650)	(1,321,900)
Net increase (decrease)	1,192,671	$12,708,691	2,157,143	$22,890,852
Destination Retirement 2020 Fund
Sold	8,730,396	$94,622,716	24,187,042	$249,399,080
Issued as reinvestment of dividends	783,140	8,606,175	407,668	4,390,594
Redeemed	(7,527,433)	(81,614,999)	(4,920,794)	(50,754,243)
Net increase (decrease)	1,986,103	$21,613,892	19,673,916	$203,035,431
Destination Retirement 2030 Fund
Sold	4,990,776	$55,669,218	18,626,424	$192,674,101
Issued as reinvestment of dividends	460,311	5,310,425	159,936	1,781,683
Redeemed	(4,887,006)	(54,469,070)	(3,696,909)	(38,444,009)
Net increase (decrease)	564,081	$6,510,573	15,089,451	$156,011,775
Destination Retirement 2040 Fund
Sold	3,592,445	$40,604,042	11,458,179	$118,281,908
Issued as reinvestment of dividends	256,796	3,016,953	67,358	760,477
Redeemed	(3,740,092)	(42,180,876)	(2,539,015)	(26,545,138)
Net increase (decrease)	109,149	$1,440,119	8,986,522	$92,497,247
	Class Y
	Year ended December 31, 2005		Year ended December 31, 2004
	Shares	Amount	Shares	Amount
Strategic Bond Fund*
Sold	5,978,142	$60,501,460	10,110	$101,100
Issued as reinvestment of dividends	103,694	1,035,904	-	-
Redeemed	(142,374)	(1,438,522)	-	-
Net increase (decrease)	5,939,462	$60,098,842	10,110	$101,100
Strategic Balanced Fund
Sold	1,795,987	$18,744,733	11,877,606	$120,568,240
Issued as reinvestment of dividends	199,694	2,120,756	83,874	878,160
Redeemed	(4,079,675)	(42,825,062)	(2,492,355)	(25,271,229)
Net increase (decrease)	(2,083,994)	$(21,959,573)	9,469,125	$96,175,171
Diversified Value Fund**
Sold	5,143,235	$58,293,210	135,387	$1,360,337
Issued as reinvestment of dividends	150,645	1,705,057	644	7,058
Redeemed	(373,490)	(4,216,247)	(19,612)	(212,702)
Net increase (decrease)	4,920,390	$55,782,020	116,419	$1,154,693

Notes to Financial Statements (Continued)

	Class Y
	Year ended December 31, 2005		Year ended December 31, 2004
	Shares	Amount	Shares	Amount
Fundamental Value Fund
Sold	3,439,957	$37,507,575	4,467,641	$45,379,836
Issued as reinvestment of dividends	265,156	2,983,005	231,933	2,502,554
Redeemed	(7,256,837)	(79,886,330)	(1,771,906)	(17,978,886)
Net increase (decrease)	(3,551,724)	$(39,395,750)	2,927,668	$29,903,504
Value Equity Fund
Sold	240,576	$2,607,371	225,359	$2,194,783
Issued as reinvestment of dividends	36,935	393,071	8,531	89,995
Redeemed	(162,398)	(1,739,737)	(311,699)	(3,041,706)
Net increase (decrease)	115,113	$1,260,705	(77,809)	$(756,928)
Large Cap Value Fund
Sold	4,566,851	$48,011,207	5,816,465	$56,900,285
Issued as reinvestment of dividends	100,761	1,149,099	83,718	875,693
Redeemed	(3,911,677)	(42,536,090)	(2,107,940)	(20,560,219)
Net increase (decrease)	755,935	$6,624,216	3,792,243	$37,215,759
Indexed Equity Fund
Sold	15,916,082	$177,923,354	16,730,617	$175,934,975
Issued as reinvestment of dividends	529,961	6,163,443	532,859	5,973,344
Redeemed	(13,406,008)	(150,296,572)	(8,925,948)	(94,243,027)
Net increase (decrease)	3,040,035	$33,790,225	8,337,528	$87,665,292
Blue Chip Growth Fund
Sold	192,906	$1,691,220	164,037	$1,392,050
Issued as reinvestment of dividends	857	7,874	3,277	28,937
Redeemed	(165,202)	(1,432,224)	(108,197)	(914,511)
Net increase (decrease)	28,561	$266,870	59,117	$506,476
Large Cap Growth Fund
Sold	171,715	$1,578,705	101,054	$852,261
Issued as reinvestment of dividends	-	-	1,696	15,470
Redeemed	(4,960)	(46,634)	(10,615)	(89,359)
Net increase (decrease)	166,755	$1,532,071	92,135	$778,372
Growth Equity Fund
Sold	2,683,684	$20,986,568	3,139,732	$23,654,100
Issued as reinvestment of dividends	57,031	469,363	56,485	445,656
Redeemed	(2,887,391)	(22,652,859)	(2,417,698)	(18,330,958)
Net increase (decrease)	(146,676)	$(1,196,928)	778,519	$5,768,798
Aggressive Growth Fund
Sold	3,286,075	$20,754,624	3,230,688	$17,620,416
Issued as reinvestment of dividends	-	-	-	-
Redeemed	(2,348,537)	(13,821,846)	(1,301,823)	(7,030,571)
Net increase (decrease)	937,538	$6,932,778	1,928,865	$10,589,845
OTC 100 Fund
Sold	439,185	$1,662,390	562,288	$2,117,814
Issued as reinvestment of dividends	-	-	3,993	16,612
Redeemed	(723,067)	(2,773,444)	(665,667)	(2,503,774)
Net increase (decrease)	(283,882)	$(1,111,054)	(99,386)	$(369,348)
Focused Value Fund
Sold	3,603,527	$64,989,052	2,602,820	$45,713,400
Issued as reinvestment of dividends	600,954	10,389,589	293,324	5,220,816
Redeemed	(2,592,246)	(46,905,736)	(2,255,841)	(39,395,130)
Net increase (decrease)	1,612,235	$28,472,905	640,303	$11,539,086
Small Company Value Fund
Sold	3,083,533	$44,137,520	4,383,938	$56,817,210
Issued as reinvestment of dividends	296,884	4,303,502	172,137	2,392,253
Redeemed	(3,573,580)	(51,284,078)	(1,424,746)	(18,421,301)
Net increase (decrease)	(193,163)	$(2,843,056)	3,131,329	$40,788,162

Notes to Financial Statements (Continued)

	Class Y
	Year ended December 31, 2005		Year ended December 31, 2004
	Shares	Amount	Shares	Amount
Mid Cap Growth Equity Fund
Sold	1,301,786	$12,085,324	754,765	$5,975,967
Issued as reinvestment of dividends	-	-	-	-
Redeemed	(951,754)	(8,740,969)	(1,071,814)	(8,502,624)
Net increase (decrease)	350,032	$3,344,355	(317,049)	$(2,526,657)
Mid Cap Growth Equity II Fund
Sold	4,999,687	$69,260,078	4,068,903	$48,857,900
Issued as reinvestment of dividends	389,082	5,656,274	13,555	180,956
Redeemed	(3,160,909)	(44,188,784)	(1,176,886)	(13,941,647)
Net increase (decrease)	2,227,860	$30,727,568	2,905,572	$35,097,209
Small Cap Growth Equity Fund
Sold	3,774,225	$55,429,232	2,692,460	$34,900,142
Issued as reinvestment of dividends	-	-	-	-
Redeemed	(4,220,758)	(63,023,059)	(3,172,040)	(40,699,201)
Net increase (decrease)	(446,533)	$(7,593,827)	(479,580)	$(5,799,059)
Small Company Growth Fund
Sold	535,919	$5,033,150	1,552,489	$16,502,001
Issued as reinvestment of dividends	69,966	657,684	293,717	2,770,556
Redeemed	(1,832,485)	(17,224,444)	(1,326,119)	(13,511,045)
Net increase (decrease)	(1,226,600)	$(11,533,610)	520,087	$5,761,512
Emerging Growth Fund
Sold	648,255	$3,597,983	309,721	$1,670,265
Issued as reinvestment of dividends	-	-	-	-
Redeemed	(600,424)	(3,422,254)	(156,462)	(811,425)
Net increase (decrease)	47,831	$175,729	153,259	$858,840
Overseas Fund
Sold	4,519,188	$51,959,054	2,900,296	$29,328,745
Issued as reinvestment of dividends	1,186,865	13,216,989	235,336	2,583,995
Redeemed	(2,369,253)	(27,220,595)	(2,192,861)	(22,815,525)
Net increase (decrease)	3,336,800	$37,955,448	942,771	$9,097,215
Destination Retirement Income Fund
Sold	3,266,870	$34,248,955	8,067,040	$81,352,155
Issued as reinvestment of dividends	437,594	4,486,385	239,689	2,475,992
Redeemed	(1,172,083)	(12,247,016)	(527,841)	(5,383,414)
Net increase (decrease)	2,532,381	$26,488,324	7,778,888	$78,444,733
Destination Retirement 2010 Fund
Sold	2,549,194	$27,217,392	530,705	$5,483,429
Issued as reinvestment of dividends	102,863	1,093,687	9,678	102,102
Redeemed	(319,836)	(3,430,807)	(19,586)	(206,557)
Net increase (decrease)	2,332,221	$24,880,272	520,797	$5,378,974
Destination Retirement 2020 Fund
Sold	5,433,548	$59,324,920	961,141	$9,957,098
Issued as reinvestment of dividends	221,191	2,428,681	20,371	219,396
Redeemed	(604,787)	(6,670,128)	(40,242)	(423,677)
Net increase (decrease)	5,049,952	$55,083,473	941,270	$9,752,817
Destination Retirement 2030 Fund
Sold	2,845,719	$32,221,850	295,765	$3,069,519
Issued as reinvestment of dividends	82,922	957,824	3,219	35,833
Redeemed	(282,004)	(3,232,282)	(24,371)	(261,394)
Net increase (decrease)	2,646,637	$29,947,392	274,613	$2,843,958
Destination Retirement 2040 Fund
Sold	715,701	$8,216,224	50,006	$524,724
Issued as reinvestment of dividends	17,859	210,723	356	4,016
Redeemed	(76,829)	(887,172)	(7,544)	(81,751)
Net increase (decrease)	656,731	$7,539,775	42,818	$446,989

Notes to Financial Statements (Continued)

	Class S
	Year ended December 31, 2005		Year ended December 31, 2004
	Shares	Amount	Shares	Amount
Strategic Bond Fund*
Sold	1,281,291	$12,958,670	4,959,610	$49,596,100
Issued as reinvestment of dividends	21,187	211,873	-	-
Redeemed	(1,613)	(16,384)	-	-
Net increase (decrease)	1,300,865	$13,154,159	4,959,610	$49,596,100
Strategic Balanced Fund
Sold	209,342	$2,193,990	371,541	$3,778,455
Issued as reinvestment of dividends	12,773	135,771	2,669	27,942
Redeemed	(57,201)	(601,531)	(119,572)	(1,222,402)
Net increase (decrease)	164,914	$1,728,230	254,638	$2,583,995
Diversified Value Fund**
Sold	2,904,595	$33,170,577	16,371,933	$163,819,461
Issued as reinvestment of dividends	532,829	6,031,845	92,810	1,016,271
Redeemed	(2,748,609)	(30,536,372)	(612,953)	(6,536,523)
Net increase (decrease)	688,815	$8,666,050	15,851,790	$158,299,209
Fundamental Value Fund
Sold	11,460,111	$127,098,971	17,639,272	$179,242,561
Issued as reinvestment of dividends	1,339,051	15,077,709	648,494	7,003,736
Redeemed	(5,605,792)	(62,180,553)	(10,874,862)	(110,517,767)
Net increase (decrease)	7,193,370	$79,996,127	7,412,904	$75,728,530
Value Equity Fund
Sold	964,243	$10,375,534	1,329,444	$13,017,993
Issued as reinvestment of dividends	498,240	5,292,559	166,814	1,758,220
Redeemed	(1,093,690)	(11,608,867)	(3,606,466)	(35,397,914)
Net increase (decrease)	368,793	$4,059,226	(2,110,208)	$(20,621,701)
Large Cap Value Fund
Sold	17,519,048	$188,073,876	19,894,965	$194,413,730
Issued as reinvestment of dividends	422,916	4,828,320	310,085	3,246,587
Redeemed	(11,609,856)	(125,106,306)	(14,526,540)	(141,645,724)
Net increase (decrease)	6,332,108	$67,795,890	5,678,510	$56,014,593
Indexed Equity Fund
Sold	15,781,993	$178,956,716	18,568,838	$196,456,807
Issued as reinvestment of dividends	761,891	8,944,597	896,750	10,142,244
Redeemed	(22,559,101)	(255,272,692)	(23,806,406)	(255,765,522)
Net increase (decrease)	(6,015,217)	$(67,371,379)	(4,340,818)	$(49,166,471)
Blue Chip Growth Fund
Sold	1,314,812	$11,440,931	2,708,131	$22,995,599
Issued as reinvestment of dividends	21,679	199,883	69,966	619,898
Redeemed	(2,435,482)	(21,278,456)	(4,731,108)	(40,248,274)
Net increase (decrease)	(1,098,991)	$(9,637,642)	(1,953,011)	$(16,632,777)
Large Cap Growth Fund
Sold	732,876	$7,304,053	286,165	$2,442,183
Issued as reinvestment of dividends	-	-	2,505	22,946
Redeemed	(281,398)	(2,548,807)	(2,182,163)	(18,503,482)
Net increase (decrease)	451,478	$4,755,246	(1,893,493)	$(16,038,353)
Growth Equity Fund
Sold	11,533,207	$91,074,627	17,166,717	$130,579,944
Issued as reinvestment of dividends	153,457	1,267,551	133,011	1,053,451
Redeemed	(7,769,008)	(62,054,347)	(17,040,695)	(130,000,895)
Net increase (decrease)	3,917,656	$30,287,831	259,033	$1,632,500
Aggressive Growth Fund
Sold	17,648,436	$108,842,632	28,767,144	$156,609,566
Issued as reinvestment of dividends	-	-	-	-
Redeemed	(14,402,248)	(86,387,004)	(17,339,077)	(93,233,865)
Net increase (decrease)	3,246,188	$22,455,628	11,428,067	$63,375,701

Notes to Financial Statements (Continued)

	Class S
	Year ended December 31, 2005		Year ended December 31, 2004
	Shares	Amount	Shares	Amount
OTC 100 Fund
Sold	2,478,859	$9,869,095	11,919,751	$45,959,137
Issued as reinvestment of dividends	-	-	24,480	102,326
Redeemed	(4,088,677)	(16,243,905)	(12,678,318)	(48,015,610)
Net increase (decrease)	(1,609,818)	$(6,374,810)	(734,087)	$(1,954,147)
Focused Value Fund
Sold	6,937,072	$126,762,953	9,257,285	$163,535,917
Issued as reinvestment of dividends	1,857,459	32,309,556	993,993	17,778,703
Redeemed	(6,024,681)	(109,979,958)	(9,382,302)	(164,688,257)
Net increase (decrease)	2,769,850	$49,092,551	868,976	$16,626,363
Small Company Value Fund
Sold	6,621,529	$95,317,203	10,791,611	$139,439,685
Issued as reinvestment of dividends	651,117	9,472,764	317,202	4,427,748
Redeemed	(5,084,370)	(72,703,566)	(4,703,420)	(60,269,971)
Net increase (decrease)	2,188,276	$32,086,401	6,405,393	$83,597,462
Mid Cap Growth Equity Fund
Sold	4,726,467	$44,091,434	2,872,743	$22,965,599
Issued as reinvestment of dividends	-	-	-	-
Redeemed	(3,338,523)	(30,982,959)	(6,068,060)	(47,908,271)
Net increase (decrease)	1,387,944	$13,108,475	(3,195,317)	$(24,942,672)
Mid Cap Growth Equity II Fund
Sold	8,806,491	$124,285,928	10,070,441	$119,671,367
Issued as reinvestment of dividends	750,159	10,961,612	28,204	377,653
Redeemed	(6,190,085)	(84,861,939)	(5,724,850)	(67,586,495)
Net increase (decrease)	3,366,565	$50,385,601	4,373,795	$52,462,525
Small Cap Growth Equity Fund
Sold	6,248,229	$94,325,620	7,202,292	$94,618,695
Issued as reinvestment of dividends	-	-	-	-
Redeemed	(4,996,857)	(73,820,837)	(9,657,903)	(125,240,348)
Net increase (decrease)	1,251,372	$20,504,783	(2,455,611)	$(30,621,653)
Small Company Growth Fund
Sold	515,623	$4,911,562	2,818,604	$30,896,633
Issued as reinvestment of dividends	34,574	325,688	133,668	1,258,924
Redeemed	(788,394)	(7,461,289)	(2,999,939)	(30,766,909)
Net increase (decrease)	(238,197)	$(2,224,039)	(47,667)	$1,388,648
Emerging Growth Fund
Sold	2,719,709	$15,672,930	5,342,673	$29,089,188
Issued as reinvestment of dividends	-	-	-	-
Redeemed	(2,325,603)	(13,557,496)	(6,575,661)	(35,165,002)
Net increase (decrease)	394,106	$2,115,434	(1,232,988)	$(6,075,814)
Overseas Fund
Sold	12,014,548	$137,028,288	15,744,056	$157,638,482
Issued as reinvestment of dividends	2,855,049	31,851,212	539,145	5,930,588
Redeemed	(6,179,756)	(69,782,720)	(11,109,060)	(110,591,436)
Net increase (decrease)	8,689,841	$99,096,780	5,174,141	$52,977,634
Destination Retirement Income Fund
Sold	337,256	$3,536,203	55,974	$574,688
Issued as reinvestment of dividends	15,455	158,328	1,560	16,112
Redeemed	(33,177)	(346,563)	(2,086)	(22,071)
Net increase (decrease)	319,534	$3,347,968	55,448	$568,729
Destination Retirement 2010 Fund
Sold	1,115,029	$12,019,820	272,080	$2,828,011
Issued as reinvestment of dividends	38,803	412,926	3,095	32,686
Redeemed	(232,906)	(2,504,654)	(115,789)	(1,201,126)
Net increase (decrease)	920,926	$9,928,092	159,386	$1,659,571

Notes to Financial Statements (Continued)

	Class S
	Year ended December 31, 2005		Year ended December 31, 2004
	Shares	Amount	Shares	Amount
Destination Retirement 2020 Fund
Sold	2,455,370	$27,010,206	1,253,247	$12,837,280
Issued as reinvestment of dividends	119,873	1,317,408	24,637	265,344
Redeemed	(446,178)	(4,907,211)	(188,385)	(1,966,960)
Net increase (decrease)	2,129,065	$23,420,403	1,089,499	$11,135,664
Destination Retirement 2030 Fund
Sold	1,294,694	$14,864,505	332,476	$3,538,326
Issued as reinvestment of dividends	43,018	497,492	2,773	30,890
Redeemed	(134,152)	(1,536,542)	(14,131)	(144,524)
Net increase (decrease)	1,203,560	$13,825,455	321,118	$3,424,692
Destination Retirement 2040 Fund
Sold	2,281,935	$27,324,165	138,415	$1,465,812
Issued as reinvestment of dividends	53,693	635,905	517	5,838
Redeemed	(181,951)	(2,173,156)	(44,652)	(466,892)
Net increase (decrease)	2,153,677	$25,786,914	94,280	$1,004,758
	Class Z
	Year ended December 31, 2005		Year ended December 31, 2004
	Shares	Amount	Shares	Amount
Indexed Equity Fund
Sold	14,223,155	$162,052,893	9,313,290	$102,583,756
Issued as reinvestment of dividends	333,722	3,917,901	188,432	2,131,169
Redeemed	(4,500,068)	(50,762,443)	(2,113,972)	(22,695,261)
Net increase (decrease)	10,056,809	$115,208,351	7,387,750	$82,019,664
	Class N
	Year ended December 31, 2005		Year ended December 31, 2004
	Shares	Amount	Shares	Amount
Strategic Bond Fund*
Sold	10,583	$106,872	10,110	$101,100
Issued as reinvestment of dividends	148	1,471	-	-
Redeemed	-	-	-	-
Net increase (decrease)	10,731	$108,343	10,110	$101,100
Strategic Balanced Fund
Sold	3,463	$36,287	45,704	$456,152
Issued as reinvestment of dividends	622	6,596	122	1,271
Redeemed	(4,792)	(49,589)	(5,499)	(54,678)
Net increase (decrease)	(707)	$(6,706)	40,327	$402,745
Diversified Value Fund**
Sold	66	$725	19,296	$192,964
Issued as reinvestment of dividends	108	1,222	17	182
Redeemed	(4,264)	(48,268)	(2,201)	(23,634)
Net increase (decrease)	(4,090)	$(46,321)	17,112	$169,512
Fundamental Value Fund
Sold	45,051	$491,498	58,836	$604,415
Issued as reinvestment of dividends	5,707	63,518	2,189	23,398
Redeemed	(24,018)	(263,808)	(105,141)	(1,053,358)
Net increase (decrease)	26,740	$291,208	(44,116)	$(425,545)
Value Equity Fund
Sold	462	$4,913	597	$5,791
Issued as reinvestment of dividends	1,359	14,382	325	3,422
Redeemed	(15,368)	(162,110)	(7,043)	(73,881)
Net increase (decrease)	(13,547)	$(142,815)	(6,121)	$(64,668)

Notes to Financial Statements (Continued)

	Class N
	Year ended December 31, 2005		Year ended December 31, 2004
	Shares	Amount	Shares	Amount
Large Cap Value Fund
Sold	58,225	$603,023	10,756	$103,125
Issued as reinvestment of dividends	226	2,537	-	-
Redeemed	(137,308)	(1,452,237)	(40,347)	(408,686)
Net increase (decrease)	(78,857)	$(846,677)	(29,591)	$(305,561)
Indexed Equity Fund
Sold	118,895	$1,307,569	136,088	$1,402,331
Issued as reinvestment of dividends	3,474	39,746	3,107	34,299
Redeemed	(39,879)	(435,856)	(47,689)	(491,666)
Net increase (decrease)	82,490	$911,459	91,506	$944,964
Blue Chip Growth Fund
Sold	35,051	$300,558	131,652	$1,091,361
Issued as reinvestment of dividends	-	-	210	1,828
Redeemed	(67,323)	(591,390)	(60,758)	(507,701)
Net increase (decrease)	(32,272)	$(290,832)	71,104	$585,488
Large Cap Growth Fund
Sold	83	$747	75	$626
Issued as reinvestment of dividends	-	-	-	-
Redeemed	(485)	(4,750)	(14,389)	(118,421)
Net increase (decrease)	(402)	$(4,003)	(14,314)	$(117,795)
Growth Equity Fund
Sold	15,394	$119,758	50,257	$380,276
Issued as reinvestment of dividends	-	-	-	-
Redeemed	(43,685)	(344,073)	(84,028)	(624,802)
Net increase (decrease)	(28,291)	$(224,315)	(33,771)	$(244,526)
Aggressive Growth Fund
Sold	51,917	$307,996	108,571	$577,010
Issued as reinvestment of dividends	-	-	-	-
Redeemed	(86,082)	(462,125)	(41,362)	(219,831)
Net increase (decrease)	(34,165)	$(154,129)	67,209	$357,179
OTC 100 Fund
Sold	11,598	$45,212	80,680	$289,743
Issued as reinvestment of dividends	-	-	52	209
Redeemed	(7,275)	(27,483)	(14,683)	(52,604)
Net increase (decrease)	4,323	$17,729	66,049	$237,348
Focused Value Fund
Sold	79,975	$1,397,017	20,781	$363,187
Issued as reinvestment of dividends	9,941	166,530	2,765	47,908
Redeemed	(36,588)	(631,196)	(20,212)	(351,195)
Net increase (decrease)	53,328	$932,351	3,334	$59,900
Small Company Value Fund
Sold	47,984	$674,113	37,712	$483,482
Issued as reinvestment of dividends	3,394	48,212	1,259	17,197
Redeemed	(27,390)	(382,709)	(21,702)	(279,351)
Net increase (decrease)	23,988	$339,616	17,269	$221,328
Mid Cap Growth Equity Fund
Sold	24	$225	1,055	$8,309
Issued as reinvestment of dividends	-	-	-	-
Redeemed	(1)	(8)	(1,914)	(14,570)
Net increase (decrease)	23	$217	(859)	$(6,261)
Mid Cap Growth Equity II Fund
Sold	57,100	$766,803	56,954	$658,756
Issued as reinvestment of dividends	5,251	73,587	161	2,083
Redeemed	(21,047)	(283,417)	(28,184)	(343,843)
Net increase (decrease)	41,304	$556,973	28,931	$316,996

Notes to Financial Statements (Continued)

	Class N
	Year ended December 31, 2005		Year ended December 31, 2004
	Shares	Amount	Shares	Amount
Small Cap Growth Equity Fund
Sold	11,550	$163,858	51,215	$639,340
Issued as reinvestment of dividends	-	-	-	-
Redeemed	(9,575)	(134,418)	(5,196)	(64,887)
Net increase (decrease)	1,975	$29,440	46,019	$574,453
Small Company Growth Fund
Sold	43,041	$396,592	20,744	$226,349
Issued as reinvestment of dividends	2,447	22,294	5,921	54,377
Redeemed	(39,663)	(367,378)	(24,945)	(256,605)
Net increase (decrease)	5,825	$51,508	1,720	$24,121
Emerging Growth Fund
Sold	1	$7	-	$-
Issued as reinvestment of dividends	-	-	-	-
Redeemed	(1)	(8)	-	-
Net increase (decrease)	-	$(1)	-	$-
Overseas Fund
Sold	91,268	$1,002,678	54,905	$539,302
Issued as reinvestment of dividends	13,822	151,417	1,611	17,450
Redeemed	(30,507)	(340,356)	(1,978)	(19,993)
Net increase (decrease)	74,583	$813,739	54,538	$536,759
Destination Retirement Income Fund
Sold	607	$6,332	5	$52
Issued as reinvestment of dividends	10	98	1	14
Redeemed	(428)	(4,485)	-	-
Net increase (decrease)	189	$1,945	6	$66
Destination Retirement 2010 Fund
Sold	2,447	$26,059	95	$1,008
Issued as reinvestment of dividends	78	832	2	20
Redeemed	(33)	(348)	-	-
Net increase (decrease)	2,492	$26,543	97	$1,028
Destination Retirement 2020 Fund
Sold	11,563	$124,669	466	$5,034
Issued as reinvestment of dividends	375	4,108	8	87
Redeemed	(659)	(7,150)	-	-
Net increase (decrease)	11,279	$121,627	474	$5,121
Destination Retirement 2030 Fund
Sold	3,838	$42,896	141	$1,553
Issued as reinvestment of dividends	94	1,076	1	11
Redeemed	(79)	(877)	-	-
Net increase (decrease)	3,853	$43,095	142	$1,564
Destination Retirement 2040 Fund
Sold	2,038	$23,973	18	$200
Issued as reinvestment of dividends	37	434	-	-
Redeemed	(80)	(858)	-	-
Net increase (decrease)	1,995	$23,549	18	$200

*  Fund commenced operations on December 31, 2004.

**  Fund commenced operations on October 15, 2004.

Redemptions or exchanges of Class N made within eighteen months of purchase are subject to a contingent deferred sales charge of 1% of the amount redeemed. The distributor receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended December 31, 2005 were all waived.

Notes to Financial Statements (Continued)

6.  Federal Income Tax Information
   At December 31, 2005, the cost of securities and the unrealized appreciation (depreciation) in the value of investments owned by the Funds, as computed on a Federal income tax basis, were as follows:

	Federal Income Tax Cost	Tax Basis Unrealized Appreciation	Tax Basis Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Strategic Bond Fund	$202,481,777	$692,646	$(1,036,937)	$(344,291)
Strategic Balanced Fund	260,148,952	16,133,977	(5,962,993)	10,170,984
Diversified Value Fund	285,994,487	52,147,746	(9,612,929)	42,534,817
Fundamental Value Fund	951,594,016	162,302,395	(14,454,429)	147,847,966
Value Equity Fund	99,461,690	11,602,264	(1,361,881)	10,240,383
Large Cap Value Fund	1,200,818,193	335,105,000	(27,196,766)	307,908,234
Indexed Equity Fund	1,971,013,851	358,455,889	(219,276,998)	139,178,891
Blue Chip Growth Fund	367,807,949	53,049,824	(18,698,366)	34,351,458
Large Cap Growth Fund	42,344,989	7,090,497	(300,335)	6,790,162
Growth Equity Fund	910,673,931	86,698,856	(29,546,945)	57,151,911
Aggressive Growth Fund	594,313,843	135,405,351	(16,546,776)	118,858,575
OTC 100 Fund	64,639,099	9,943,565	(3,224,891)	6,718,674
Focused Value Fund	868,928,296	137,355,742	(6,860,595)	130,495,147
Small Company Value Fund	567,811,862	110,808,139	(16,193,034)	94,615,105
Mid Cap Growth Equity Fund	163,800,279	35,164,848	(1,288,578)	33,876,270
Mid Cap Growth Equity II Fund	1,151,652,408	284,554,310	(24,447,917)	260,106,393
Small Cap Growth Equity Fund	605,438,586	147,646,740	(14,733,671)	132,913,069
Small Company Growth Fund	179,142,047	17,002,693	(13,294,342)	3,708,351
Emerging Growth Fund	155,168,849	15,474,100	(3,466,312)	12,007,788
Overseas Fund	797,215,208	120,489,284	(6,757,460)	113,731,824
Destination Retirement Income Fund	255,734,387	3,240,073	(6,060,796)	(2,820,723)
Destination Retirement 2010 Fund	110,286,865	1,110,821	(2,775,494)	(1,664,673)
Destination Retirement 2020 Fund	422,203,367	14,726,346	(8,105,838)	6,620,508
Destination Retirement 2030 Fund	280,659,748	17,999,030	(2,400,921)	15,598,109
Destination Retirement 2040 Fund	159,658,854	11,257,689	(597,042)	10,660,647

At December 31, 2005, the following Funds had available, for Federal income tax purposes, unused capital losses:

	Expiring 2009	Expiring 2010	Expiring 2011	Expiring 2012	Expiring 2013
Strategic Bond Fund	$-	$-	$-	$-	$809,602
Large Cap Value Fund	18,107,685	38,862,582	10,621,856	9,443,094	-
Indexed Equity Fund	-	26,502,337	-	-	-
Blue Chip Growth Fund	17,542,638	42,088,672	16,672,836	4,273,407	-
Large Cap Growth Fund	-	-	1,757,033	-	-
Growth Equity Fund	49,735,738	98,921,181	-	-	-
Aggressive Growth Fund	36,382,312	39,256,002	-	-	-
OTC 100 Fund	-	4,907,442	13,741,961	7,702,832	-
Mid Cap Growth Equity Fund	53,557,180	35,977,324	976,172	-	-
Small Cap Growth Equity Fund	-	15,687,379	4,198,095	-	-
Emerging Growth Fund	17,178,284	28,322,542	-	-	-

Net Capital loss carryforwards may be applied against any net realized taxable gains in each succeeding year, or until their respective expiration dates, whichever occurs first.

Notes to Financial Statements (Continued)

Certain differences exist from the amounts reflected in the Statement of Changes in Net Assets primarily due to the character of short-term capital gains treated as ordinary income for tax purposes. The tax character of distributions paid during the year ended December 31, 2005 was as follows:

	Ordinary Income	Long Term Capital Gain	Short Term Capital Gain	Return of Capital
Strategic Bond Fund	$2,533,077	$-	$-	$-
Strategic Balanced Fund	4,517,378	1,239,874	-	-
Diversified Value Fund	3,774,234	4,743,589	1,016,518	-
Fundamental Value Fund	11,671,821	19,530,720	3,036,163	-
Value Equity Fund	570,825	5,879,719	2,731,118	-
Large Cap Value Fund	10,001,086	-	-	-
Indexed Equity Fund	25,487,506	-	-	-
Blue Chip Growth Fund	272,236	-	-	-
Growth Equity Fund	2,610,912	-	-	-
Focused Value Fund	2,545,454	74,522,080	4,523,605	-
Small Company Value Fund	-	24,697,559	556,940	-
Mid Cap Growth Equity II Fund	-	50,310,268	-	-
Small Company Growth Fund	-	315,488	3,108,001	-
Overseas Fund	14,040,495	48,413,806	23,929,123	-
Destination Retirement Income Fund	8,704,749	833,577	1,021,685	-
Destination Retirement 2010 Fund	3,240,209	328,764	232,123	-
Destination Retirement 2020 Fund	10,662,583	3,980,285	798,787	-
Destination Retirement 2030 Fund	4,785,448	2,994,526	704,386	-
Destination Retirement 2040 Fund	1,812,792	2,062,031	689,543	-

The tax character of distributions paid during the year ended December 31, 2004 was as follows:

	Ordinary Income	Long Term Capital Gain	Return of Capital
Strategic Balanced Fund $2,102,969 $	-	$	-
Diversified Value Fund	980,229	180,563	-
Fundamental Value Fund	9,230,146	8,821,000	-
Value Equity Fund	850,699	1,951,422	-
Large Cap Value Fund	6,927,379	-	-
Indexed Equity Fund	24,506,535	-	-
Blue Chip Growth Fund	2,430,115	-	-
Large Cap Growth Fund	49,090	-	-
Growth Equity Fund	2,248,418	-	-
OTC 100 Fund	186,616	-	-
Focused Value Fund	22,662,250	21,808,443	-
Small Company Value Fund	5,361,515	6,543,367	-
Mid Cap Growth Equity II Fund	-	1,714,298	-
Small Company Growth Fund	6,254,063	6,200,251	-
Overseas Fund	6,402,902	10,245,095	-
Destination Retirement Income Fund	5,155,878	678,878	-
Destination Retirement 2010 Fund	658,017	47,421	-
Destination Retirement 2020 Fund	4,612,068	707,954	-
Destination Retirement 2030 Fund	1,985,729	90,605	-
Destination Retirement 2040 Fund	757,526	64,645	-

Notes to Financial Statements (Continued)

At December 31, 2005, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long Term Capital Gain/ (Capital Loss Carryover)	Other Temporary Differences	Unrealized Appreciation (Depreciation)
Strategic Bond Fund	$64,668	$(809,602)	$(336,577)	$(244,700)
Strategic Balanced Fund	-	-	(85,849)	10,060,520
Diversified Value Fund	-	1,461,517	(4,010)	42,534,817
Fundamental Value Fund	623,293	5,267,184	(19,917)	147,847,966
Value Equity Fund	566,210	1,026,647	(3,300)	10,240,383
Large Cap Value Fund	-	(77,035,217)	(320,568)	307,908,409
Indexed Equity Fund	137,921	(26,502,337)	(62,585)	139,178,891
Blue Chip Growth Fund	-	(80,577,553)	(15,157)	34,350,675
Large Cap Growth Fund	-	(1,757,033)	(1,183)	6,790,162
Growth Equity Fund	66,282	(148,656,919)	(26,397)	57,151,911
Aggressive Growth Fund	-	(75,638,314)	(12,707)	(118,858,575)
OTC 100 Fund	-	(26,352,235)	(3,011)	6,718,579
Focused Value Fund	1,576,686	3,676,884	(21,841)	130,495,147
Small Company Value Fund	5,103,690	-	(9,822)	94,615,105
Mid Cap Growth Equity Fund	-	(90,510,676)	(1,307,568)	33,876,270
Mid Cap Growth Equity II Fund	-	9,004,454	(22,774)	260,106,464
Small Cap Growth Equity Fund	-	(19,885,474)	(16,782)	132,913,069
Small Company Growth Fund	-	2,520,213	(3,874)	3,708,351
Emerging Growth Fund	-	(45,500,826)	(5,070)	12,007,788
Overseas Fund	-	3,527,780	(7,553)	113,713,441
Destination Retirement Income Fund	-	2,226,055	(3,395)	(2,820,723)
Destination Retirement 2010 Fund	104,231	1,455,231	(788)	(1,664,673)
Destination Retirement 2020 Fund	-	8,995,621	(4,862)	6,620,508
Destination Retirement 2030 Fund	-	6,849,171	(3,539)	15,598,109
Destination Retirement 2040 Fund	-	4,418,060	(2,000)	10,660,647

Pursuant to Section 852 of the Internal Revenue Code, the following Funds have designated capital gains dividends for the year ended December, 31, 2005:

Long Term Capital Dividend
Strategic Balanced Fund	$1,239,874
Diversified Value Fund	4,743,589
Fundamental Value Fund	19,530,720
Value Equity Fund	5,879,719
Focused Value Fund	74,522,080
Small Company Value Fund	24,697,559
Mid Cap Growth Equity II Fund	50,310,268
Small Company Growth Fund	315,488
Overseas Fund	48,413,806
Destination Retirement Income Fund	833,577
Destination Retirement 2010 Fund	328,764
Destination Retirement 2020 Fund	3,980,285
Destination Retirement 2030 Fund	2,994,526
Destination Retirement 2040 Fund	2,062,031

Notes to Financial Statements (Continued)

The following Funds have elected to defer to January 1, 2006 post-October losses:

Amount
Strategic Bond Fund	$312,753
Strategic Balanced Fund	81,743
Fundamental Value Fund	739,181
Index Equity Fund	8,287
Mid Cap Growth Equity Fund	1,300,757

The following Funds have elected to defer to January 1, 2006 post-October currency losses:

Amount
Strategic Bond Fund	$23,103
Large Cap Value Fund	286,915

7.  Investment in Affiliated Issuers  A summary of the Fund's transactions in the securities of these issuers during the year ended December 31, 2005, is as follows:

	Value, beginning of period	Purchases	Sales Proceeds	Value, end of period	Dividend Income	Realized Gains Distributions
Destination Retirement Income Fund
Core Bond Fund, Class S*	$34,451,963	$16,987,722	$4,633,677	$45,547,414	$2,056,145	$-
Diversified Bond Fund, Class S*	34,451,875	16,628,121	4,511,876	45,546,685	1,785,478	-
Growth Equity Fund, Class S	13,468,033	7,451,232	3,999,415	17,621,789	81,911	-
Inflation-Protected Bond Fund, Class S*	36,182,203	18,952,024	5,400,038	48,169,902	2,501,512	51,291
Large Cap Value Fund, Class S	13,479,934	6,269,141	3,483,971	17,667,341	153,923	-
Money Market Fund, Class S*	9,581,726	4,385,612	1,303,454	12,663,884	281,546	-
Overseas Fund, Class S	9,798,316	5,473,883	2,709,504	12,629,689	233,461	1,068,822
Short-Duration Bond Fund, Class S*	28,725,042	13,976,932	3,818,965	37,991,653	1,524,812	-
Small Company Opportunities Fund, Class S*	11,501,994	8,257,962	3,721,347	15,075,307	-	1,224,905
Totals	$191,641,086	$98,382,629	$33,582,247	$252,913,664	$8,618,782	$2,345,018

Notes to Financial Statements (Continued)

	Value, beginning of period	Purchases	Sales Proceeds	Value, end of period	Dividend Income	Realized Gains Distributions
Destination Retirement 2010 Fund
Core Bond Fund, Class S*	$5,642,168	$12,346,336	$1,125,167	$16,312,284	$738,642	$-
Diversified Bond Fund, Class S*	5,653,289	12,219,973	1,105,269	16,312,023	641,413	-
Fundamental Value Fund, Class S	1,938,331	3,996,156	646,589	5,418,368	71,593	121,870
Growth Equity Fund, Class S	4,205,878	8,847,525	1,564,711	11,900,833	55,493	-
Inflation-Protected Bond Fund, Class S*	5,692,847	12,603,136	1,326,561	16,343,519	851,327	17,456
Large Cap Value Fund, Class S	2,318,390	4,525,312	767,951	6,508,140	56,759	-
Mid Cap Growth Equity II Fund, Class S	1,975,558	3,950,572	2,016,443	4,333,188	-	176,009
Money Market Fund, Class S*	1,865,372	3,968,061	390,924	5,442,509	88,027	-
Overseas Fund, Class S	2,791,585	5,943,378	1,092,586	7,598,942	139,950	641,100
Short-Duration Bond Fund, Class S*	3,748,042	9,327,218	757,733	11,973,520	482,044	-
Small Company Opportunities Fund, Class S*	2,383,755	5,441,993	983,647	6,478,866	-	528,074
Totals	$38,215,215	$83,169,660	$11,777,581	$108,622,192	$3,125,248	$1,484,509
	Value, beginning of period	Purchases	Sales Proceeds	Value, end of period	Dividend Income	Realized Gains Distributions
Destination Retirement 2020 Fund
Aggressive Growth Fund, Class S	$24,069,988	$19,592,493	$13,303,840	$34,201,822	$-	$-
Core Bond Fund, Class S*	29,341,764	29,995,922	6,242,661	51,562,379	2,338,789	-
Diversified Bond Fund, Class S*	27,052,746	27,002,614	5,648,318	47,264,758	1,861,675	-
Focused Value Fund, Class S	12,998,250	11,733,691	6,753,369	17,103,860	88,275	1,468,933
Fundamental Value Fund, Class S	23,410,772	19,113,304	5,079,590	38,536,302	509,998	868,157
Growth Equity Fund, Class S	22,517,743	20,325,202	5,753,780	38,473,048	179,685	-
Inflation-Protected Bond Fund, Class S*	29,641,480	35,323,626	7,033,244	55,966,144	2,920,265	59,878
Large Cap Value Fund, Class S	23,317,509	17,756,960	5,265,685	38,572,429	337,168	-
Mid Cap Growth Equity II Fund, Class S	13,686,368	10,835,687	4,656,988	21,401,618	-	861,464
Overseas Fund, Class S	24,650,114	21,881,137	7,789,570	38,603,457	713,672	3,268,657
Short-Duration Bond Fund, Class S*	12,127,741	17,044,332	2,657,673	25,805,268	1,040,645	-
Small Company Opportunities Fund, Class S*	13,692,849	13,217,610	4,168,043	21,332,790	-	1,741,615
Totals	$256,507,324	$243,822,578	$74,352,761	$428,823,875	$9,990,172	$8,268,704

Notes to Financial Statements (Continued)

	Value, beginning of period	Purchases	Sales Proceeds	Value, end of period	Dividend Income	Realized Gains Distributions
Destination Retirement 2030 Fund
Aggressive Growth Fund, Class S	$24,196,233	$14,398,059	$6,434,067	$35,480,786	$-	$-
Core Bond Fund, Class S*	-	6,288,434	106,854	5,943,403	270,570	-
Diversified Bond Fund, Class S*	12,995,343	10,583,627	2,326,772	20,801,577	822,332	-
Emerging Growth Fund, Class S	12,060,216	7,220,972	5,030,976	14,751,544	-	-
Focused Value Fund, Class S	9,796,857	6,848,909	987,887	14,786,212	76,592	1,227,942
Fundamental Value Fund, Class S	25,519,312	14,466,064	2,548,758	38,496,730	511,327	870,420
Growth Equity Fund, Class S	24,481,204	15,713,527	3,126,902	38,433,519	180,154	-
Inflation-Protected Bond Fund, Class S*	14,913,400	12,717,169	3,064,843	23,819,124	1,247,415	25,577
Large Cap Value Fund, Class S	23,463,713	12,181,875	2,593,953	35,568,767	311,954	-
Mid Cap Growth Equity II Fund, Class S	10,334,083	5,555,545	2,120,920	14,801,288	-	597,383
Overseas Fund, Class S	26,887,171	17,957,661	6,114,549	38,563,839	714,846	3,274,326
Small Company Value Fund, Class S	12,543,108	7,163,752	5,108,444	14,811,068	-	641,148
Totals	$197,190,640	$131,095,594	$39,564,925	$296,257,857	$4,135,190	$6,636,796
	Value, beginning of period	Purchases	Sales Proceeds	Value, end of period	Dividend Income	Realized Gains Distributions
Destination Retirement 2040 Fund
Aggressive Growth Fund, Class S	$16,807,065	$11,328,154	$6,408,225	$23,815,361	$-	$-
Emerging Growth Fund, Class S	6,654,415	4,552,844	1,231,105	10,184,380	-	-
Focused Value Fund, Class S	6,508,216	5,160,138	798,328	10,208,346	53,031	842,062
Fundamental Value Fund, Class S	16,313,290	11,091,437	2,363,822	25,555,818	340,419	579,487
Growth Equity Fund, Class S	15,598,924	11,452,144	2,263,096	25,513,800	119,939	-
Inflation-Protected Bond Fund, Class S*	-	1,833,138	41,622	1,712,999	89,970	1,845
Large Cap Value Fund, Class S	16,253,923	10,209,045	2,462,793	25,579,816	224,730	-
Mid Cap Growth Equity II Fund, Class S	6,893,672	4,189,498	1,466,828	10,218,769	-	412,136
Overseas Fund, Class S	17,231,868	13,315,011	4,635,968	25,600,427	474,146	2,172,530
Small Company Value Fund, Class S	8,140,886	5,410,260	1,588,133	11,929,785	-	501,225
Totals	$110,402,259	$78,541,669	$23,259,920	$170,319,501	$1,302,235	$4,509,285

*  MassMutual Premier Funds

Notes to Financial Statements (Continued)

8.  Proxy Voting (Unaudited)
   A description of the policies and procedures that each Fund's investment adviser and sub-advisers use to vote proxies relating to the Fund's portfolio securities is available, without charge, upon request, by calling 1-888-309-3539, and on the Securities and Exchange Commission's website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, upon request, on the MassMutual website at http://www.massmutual.com/retire and on the Securities and Exchange Commission's website at http://www.sec.gov.

9.  Quarterly Reporting
(Unaudited)  The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the SEC website at http://www.sec.gov. The Funds' Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

10.  Subsequent Event
(Unaudited)  Effective February 16, 2006, T. Rowe Price Associates, Inc. replaced Fidelity Management & Research Company as the sub-adviser for the Blue Chip Growth Fund.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of MassMutual Select Funds

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the MassMutual Select Funds (the "Trust"), comprised of the Strategic Bond Fund, the Strategic Balanced Fund, the Diversified Value Fund, the Fundamental Value Fund, the Value Equity Fund, the Large Cap Value Fund, the Indexed Equity Fund, the Blue Chip Growth Fund, the Large Cap Growth Fund, the Growth Equity Fund, the Aggressive Growth Fund, the OTC 100 Fund, the Focused Value Fund, the Small Company Value Fund, the Mid Cap Growth Equity Fund, the Mid Cap Growth Equity II Fund, the Small Cap Growth Equity Fund, the Small Company Growth Fund, the Emerging Growth Fund, the Overseas Fund, the Destination Retirement Income Fund, the Destination Retirement 2010 Fund, the Destination Retirement 2020 Fund, the Destination Retirement 2030 Fund, and the Destination Retirement 2040 Fund (the "Funds") as of December 31, 2005, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's Management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits include consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion of the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures include confirmation of securities owned as of December 31, 2005, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds constituting the Trust as of December 31, 2005, and the results of their operations for the year ended, the changes in their net assets for each of the two years in the period ended and their financial highlights for each of the five years in the period ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Boston, Massachusetts
February 22, 2006

Trustees and Officers (Unaudited)

The following table lists the Trust's trustees and officers as of December 31, 2005; their address and age; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information includes additional information about the Trust's trustees and is available, without charge, upon request by calling 1-888-309-3539 or by writing MassMutual Select Funds, c/o Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, Massachusetts 01111-0111, Attention: Retirement Services Marketing.

Disinterested Trustees	Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
	Richard W. Greene Age: 70	Chairman and Trustee of the Trust	Since 1996	Retired; Vice President for Investments and Treasurer (1998-2000), University of Rochester (private university).	31	Trustee (since 1999), Advisory Board Member (1996-1999), MML Series Investment Fund (open-end investment company).

	Richard H. Ayers Age: 63	Trustee of the Trust	Since 1996	Retired.	31	Director, Applera Corporation; Trustee (since 1999), Advisory Board Member (1996-1999), MML Series Investment Fund (open-end investment company).

	Allan W. Blair Age: 57	Trustee of the Trust	Since 2003	President and Chief Executive Officer (since 1996), Economic Development Council of Western Massachusetts; President and Chief Executive Officer (since 1993), Westmass Area Development Corporation; President and Chief Executive Officer (since 1984), Westover Metropolitan Development Corporation.	31	Director (since 2001), Future Works, Inc; Trustee (since 2003), MML Series Investment Fund (open-end investment company).

	Mary E. Boland Age: 66	Trustee of the Trust	Since 1994	Attorney at Law (since 2004); Attorney at Law (1965-2004), Egan, Flanagan and Cohen, P.C. (law firm), Springfield, MA.	31	Director (since 1999), BankNorth Massachusetts; Director (since 1999), Massachusetts Educational Financing Authority; Trustee (since 1973), MML Series Investment Fund (open-end investment company).

	R. Alan Hunter, Jr. Age: 59	Trustee of the Trust	Since 2003	Retired.	31	Trustee (since 2003), MML Series Investment Fund (open-end investment company).

Trustees and Officers (Unaudited) (Continued)

	Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
	F. William Marshall, Jr. Age: 63	Trustee of the Trust	Since 1996	Consultant (since 1999); Chairman (1999), Family Bank, F.S.B. (formerly SIS Bank).	31	Trustee (since 2000), Board II Oppenheimer Funds; Trustee (since 1996), MML Series Investment Fund (open-end investment company).

Interested Trustees

	Robert E. Joyal Age: 60	Vice Chairman and Trustee of the Trust	Since 2003	Retired; President (2001-2003), Managing Director (2000-2001) and Executive Director (1999-2000), David L. Babson & Company Inc.	33	Trustee (since 2003), President (1999-2003), MassMutual Corporate Investors and MassMutual Participation Investors (closed-end investment companies); Director (since 1996), Antares Capital Corporation (bank loan syndication); Director (since 2003), Pemco Aviation Group, Inc.; Trustee (since 2003), MML Series Investment Fund (open-end investment company).

	Frederick C. Castellani Age: 59	Trustee and President of the Trust	Since 2001	Executive Vice President (since 2001), Senior Vice President (1996-2001), MassMutual.	31	Trustee (since 2001), MML Series Investment Fund (open-end investment company); Vice President (since 2004), MassMutual Premier Funds (open-end investment company); Vice President (since 2005), MML Series Investment Fund II (open-end investment company).

Principal Officers who are Not Trustees	Name, Address*, and Age	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
	Kristin Bushard Age: 39	Vice President of the Trust	Since 2005	Assistant Vice President (since 2005), Managing Director (2003-2005), MassMutual; Assistant Vice President (2000-2003), Allmerica Asset Management.	61

	Michael A. Chong Age: 48	Vice President and Chief Compliance Officer of the Trust	Since 2004	Vice President, Compliance (since 2004), Vice President and Associate General Counsel (1999-2004), MassMutual.	61

Trustees and Officers (Unaudited) (Continued)

Name, Address*, and Age	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
James S. Collins Age: 47	Chief Financial Officer and Treasurer of Trust	Since 2000	Vice President (since 1999), MassMutual.	61

Ian W. Sheridan Age: 40	Vice President of the Trust	Since 2004	Vice President (since 2003), MassMutual; Vice President of Marketing and Business Development (1999-2003), Automatic Data Processing (ADP).	61

*  The address of each Trustee and Principal Officer is the same as that for the Trust; 1295 State Street, Springfield, Massachusetts 01111.

**  Each Trustee of the Trust serves until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his successor or until he dies, resigns or is removed. Notwithstanding the foregoing, unless the Trustees determine that it is desirable and in the best interest of the Trust than an exception to the retirement policy of the Trust be made, a Trustee shall retire and cease to serve as a Trustee as of the first board meeting following the date on which the Trustee attains the age of seventy-two years.

Federal Tax Information (Unaudited)

For corporate shareholders, a portion of the ordinary dividends paid during the Fund's year ended December 31, 2005 qualified for the dividends received deduction, as follows:

Strategic Bond Fund	0.16%

Strategic Balanced Fund	32.87%

Diversified Value Fund	99.84%

Fundamental Value Fund	100.00%

Value Equity Fund	32.62%

Large Cap Value Fund	100.00%

Indexed Equity Fund	100.00%

Blue Chip Growth Fund	100.00%

Growth Equity Fund	100.00%

Focused Value Fund	92.74%

Small Company Value Fund	84.89%

Small Company Growth Fund	3.67%

Destination Retirement Income Fund	4.17%

Destination Retirement 2010 Fund	6.24%

Destination Retirement 2020 Fund	12.12%

Destination Retirement 2030 Fund	20.84%

Destination Retirement 2040 Fund	29.32%

Under Section 854(b)(2) of the Code, the Funds hereby designate the following maximum amounts as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the period ended December 31, 2005:

Strategic Bond Fund	0.18%

Strategic Balanced Fund	41.84%

Diversified Value Fund	89.35%

Fundamental Value Fund	100.00%

Value Equity Fund	33.44%

Large Cap Value Fund	100.00%

Indexed Equity Fund	100.00%

Blue Chip Growth Fund	97.16%

Growth Equity Fund	100.00%

Focused Value Fund	100.00%

Overseas Fund	41.24%

Destination Retirement Income Fund	4.93%

Destination Retirement 2010 Fund	8.96%

Destination Retirement 2020 Fund	16.74%

Destination Retirement 2030 Fund	31.24%

Destination Retirement 2040 Fund	36.48%

Other Information (Unaudited)

Fund Expenses
December 31, 2005

Expense Examples:	The following information is in regards to expenses for December 31, 2005:

As a shareholder of the Funds, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemptions; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested for December 31, 2005.

Actual Expenses:	The first line of each table on the following pages provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Operating Expenses Incurred" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:	The second line of each table on the following pages provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Other Information (Unaudited) (Continued)

The Funds incur ongoing operating expenses during the normal course of business, such as management fees, shareholder service fees and other expenses. The following tables, assuming a $1,000 investment in a class of shares, disclose the ending account value and operating expenses incurred for December 31, 2005, based on, (1) the classes' actual return and actual expenses, and (2) a hypothetical annualized 5% return and the classes' actual expenses:

Strategic Bond Fund
Class A
		Beginning Value	Ending Value	Operating Expense Incurred*
1	) Actual	$1,000.00	$993.80	$5.03
2) Hypothetical		1,000.00	1,020.16	5.09

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2005 of 1.00%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class L
		Beginning Value	Ending Value	Operating Expense Incurred*
1	) Actual	$1,000.00	$993.80	$3.77
2) Hypothetical		1,000.00	1,021.42	3.82

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2005 of 0.75%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class Y
		Beginning Value	Ending Value	Operating Expense Incurred*
1	) Actual	$1,000.00	$993.80	$3.77
2) Hypothetical		1,000.00	1,021.42	3.82

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2005 of 0.75%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class S
		Beginning Value	Ending Value	Operating Expense Incurred*
1	) Actual	$1,000.00	$994.60	$3.52
2) Hypothetical		1,000.00	1,021.68	3.57

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2005 of 0.70%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Other Information (Unaudited) (Continued)

Class N
		Beginning Value	Ending Value	Operating Expense Incurred*
1	) Actual	$1,000.00	$991.10	$6.52
2) Hypothetical		1,000.00	1,018.65	6.61

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2005 of 1.30%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Strategic Balanced Fund
Class A
		Beginning Value	Ending Value	Operating Expense Incurred*
1	) Actual	$1,000.00	$1,038.30	$6.22
2) Hypothetical		1,000.00	1,019.11	6.16

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2005of 1.21%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class L
		Beginning Value	Ending Value	Operating Expense Incurred*
1	) Actual	$1,000.00	$1,040.20	$4.94
2) Hypothetical		1,000.00	1,020.37	4.89

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2005of 0.96%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class Y
		Beginning Value	Ending Value	Operating Expense Incurred*
1	) Actual	$1,000.00	$1,040.60	$4.17
2) Hypothetical		1,000.00	1,021.12	4.13

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2005of 0.81%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class S
		Beginning Value	Ending Value	Operating Expense Incurred*
1	) Actual	$1,000.00	$1,040.50	$3.91
2) Hypothetical		1,000.00	1,021.37	3.87

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2005of 0.76%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Other Information (Unaudited) (Continued)

Class N
		Beginning Value	Ending Value	Operating Expense Incurred*
1	) Actual	$1,000.00	$1,036.10	$7.75
2) Hypothetical		1,000.00	1,017.59	7.68

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2005 of 1.51%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Diversified Value Fund
Class A
		Beginning Value	Ending Value	Operating Expense Incurred*
1	) Actual	$1,000.00	$1,052.70	$5.64
2) Hypothetical		1,000.00	1,019.71	5.55

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2005 of 1.09%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class L
		Beginning Value	Ending Value	Operating Expense Incurred*
1	) Actual	$1,000.00	$1,054.50	$4.09
2) Hypothetical		1,000.00	1,021.22	4.02

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2005 of 0.79%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class Y
		Beginning Value	Ending Value	Operating Expense Incurred*
1	) Actual	$1,000.00	$1,054.60	$3.57
2) Hypothetical		1,000.00	1,021.73	3.52

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2005 of 0.69%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class S
		Beginning Value	Ending Value	Operating Expense Incurred*
1	) Actual	$1,000.00	$1,055.20	$3.06
2) Hypothetical		1,000.00	1,022.23	3.01

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2005 of 0.59%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Other Information (Unaudited) (Continued)

Class N
		Beginning Value	Ending Value	Operating Expense Incurred*
1	) Actual	$1,000.00	$1,051.00	$7.19
2) Hypothetical		1,000.00	1,018.20	7.07

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2005 of 1.39%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Fundamental Value Fund
Class A
		Beginning Value	Ending Value	Operating Expense Incurred*
1	) Actual	$1,000.00	$1,065.80	$6.40
2) Hypothetical		1,000.00	1,019.00	6.26

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2005 of 1.23%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class L
		Beginning Value	Ending Value	Operating Expense Incurred*
1	) Actual	$1,000.00	$1,066.90	$5.11
2) Hypothetical		1,000.00	1,020.27	4.99

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2005 of 0.98%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class Y
		Beginning Value	Ending Value	Operating Expense Incurred*
1	) Actual	$1,000.00	$1,067.60	$4.33
2) Hypothetical		1,000.00	1,021.02	4.23

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2005 of 0.83%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class S
		Beginning Value	Ending Value	Operating Expense Incurred*
1	) Actual	$1,000.00	$1,067.80	$4.12
2) Hypothetical		1,000.00	1,021.22	4.02

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2005 of 0.79%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Other Information (Unaudited) (Continued)

Class N
		Beginning Value	Ending Value	Operating Expense Incurred*
1	) Actual	$1,000.00	$1,064.60	$7.96
2) Hypothetical		1,000.00	1,017.49	7.78

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2005 of 1.53%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Value Equity Fund
Class A
		Beginning Value	Ending Value	Operating Expense Incurred*
1	) Actual	$1,000.00	$1,093.30	$6.81
2) Hypothetical		1,000.00	1,018.70	6.56

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2005 of 1.29%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class L
		Beginning Value	Ending Value	Operating Expense Incurred*
1	) Actual	$1,000.00	$1,094.50	$5.49
2) Hypothetical		1,000.00	1,019.96	5.30

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2005 of 1.04%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class Y
		Beginning Value	Ending Value	Operating Expense Incurred*
1	) Actual	$1,000.00	$1,095.60	$4.70
2) Hypothetical		1,000.00	1,020.72	4.53

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2005 of 0.89%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class S
		Beginning Value	Ending Value	Operating Expense Incurred*
1	) Actual	$1,000.00	$1,096.20	$4.44
2) Hypothetical		1,000.00	1,020.97	4.28

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2005 of 0.84%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Other Information (Unaudited) (Continued)

Class N
		Beginning Value	Ending Value	Operating Expense Incurred*
1	) Actual	$1,000.00	$1,092.10	$8.38
2) Hypothetical		1,000.00	1,017.19	8.08

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2005 of 1.59%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Large Cap Value Fund
Class A
		Beginning Value	Ending Value	Operating Expense Incurred*
1	) Actual	$1,000.00	$1,079.10	$6.55
2) Hypothetical		1,000.00	1,018.90	6.36

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2005 of 1.25%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class L
		Beginning Value	Ending Value	Operating Expense Incurred*
1	) Actual	$1,000.00	$1,081.10	$5.25
2) Hypothetical		1,000.00	1,020.16	5.09

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2005 of 1.00%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class Y
		Beginning Value	Ending Value	Operating Expense Incurred*
1	) Actual	$1,000.00	$1,081.30	$4.46
2) Hypothetical		1,000.00	1,020.92	4.33

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2005 of 0.85%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class S
		Beginning Value	Ending Value	Operating Expense Incurred*
1	) Actual	$1,000.00	$1,081.20	$3.99
2) Hypothetical		1,000.00	1,021.37	3.87

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2005 of 0.76%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Other Information (Unaudited) (Continued)

Class N
		Beginning Value	Ending Value	Operating Expense Incurred*
1	) Actual	$1,000.00	$1,077.10	$8.11
2) Hypothetical		1,000.00	1,017.39	7.88

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2005 of 1.55%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Indexed Equity Fund
Class A
		Beginning Value	Ending Value	Operating Expense Incurred*
1	) Actual	$1,000.00	$1,054.00	$3.88
2) Hypothetical		1,000.00	1,021.42	3.82

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2005 of 0.75%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class L
		Beginning Value	Ending Value	Operating Expense Incurred*
1	) Actual	$1,000.00	$1,054.50	$2.59
2) Hypothetical		1,000.00	1,022.68	2.55

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2005 of 0.50%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class Y
		Beginning Value	Ending Value	Operating Expense Incurred*
1	) Actual	$1,000.00	$1,055.30	$2.33
2) Hypothetical		1,000.00	1,022.94	2.29

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2005 of 0.45%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class S
		Beginning Value	Ending Value	Operating Expense Incurred*
1	) Actual	$1,000.00	$1,055.00	$2.18
2) Hypothetical		1,000.00	1,023.09	2.14

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2005 of 0.42%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Other Information (Unaudited) (Continued)

Class Z
		Beginning Value	Ending Value	Operating Expense Incurred*
1	) Actual	$1,000.00	$1,056.50	$1.04
2) Hypothetical		1,000.00	1,024.20	1.02

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2005 of 0.20%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class N
		Beginning Value	Ending Value	Operating Expense Incurred*
1	) Actual	$1,000.00	$1,051.90	$5.43
2) Hypothetical		1,000.00	1,019.91	5.35

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2005 of 1.05%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Blue Chip Growth Fund
Class A
		Beginning Value	Ending Value	Operating Expense Incurred*
1	) Actual	$1,000.00	$1,057.50	$7.21
2) Hypothetical		1,000.00	1,018.20	7.07

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2005 of 1.39%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class L
		Beginning Value	Ending Value	Operating Expense Incurred*
1	) Actual	$1,000.00	$1,058.40	$5.91
2) Hypothetical		1,000.00	1,019.46	5.80

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2005 of 1.14%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class Y
		Beginning Value	Ending Value	Operating Expense Incurred*
1	) Actual	$1,000.00	$1,058.60	$5.29
2) Hypothetical		1,000.00	1,020.06	5.19

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2005 of 1.02%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Other Information (Unaudited) (Continued)

Class S
		Beginning Value	Ending Value	Operating Expense Incurred*
1	) Actual	$1,000.00	$1,059.60	$4.62
2) Hypothetical		1,000.00	1,020.72	4.53

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2005 of 0.89%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class N
		Beginning Value	Ending Value	Operating Expense Incurred*
1	) Actual	$1,000.00	$1,055.60	$8.76
2) Hypothetical		1,000.00	1,016.69	8.59

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2005 of 1.69%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Large Cap Growth Fund
Class A
		Beginning Value	Ending Value	Operating Expense Incurred*
1	) Actual	$1,000.00	$1,152.30	$7.49
2) Hypothetical		1,000.00	1,018.25	7.02

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2005 of 1.38%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class L
		Beginning Value	Ending Value	Operating Expense Incurred*
1	) Actual	$1,000.00	$1,153.30	$6.13
2) Hypothetical		1,000.00	1,019.51	5.75

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2005 of 1.13%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class Y
		Beginning Value	Ending Value	Operating Expense Incurred*
1	) Actual	$1,000.00	$1,155.20	$5.32
2) Hypothetical		1,000.00	1,020.27	4.99

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2005 of 0.98%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Other Information (Unaudited) (Continued)

Class S
		Beginning Value	Ending Value	Operating Expense Incurred*
1	) Actual	$1,000.00	$1,154.50	$5.10
2) Hypothetical		1,000.00	1,020.47	4.79

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2005 of 0.94%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class N
		Beginning Value	Ending Value	Operating Expense Incurred*
1	) Actual	$1,000.00	$1,150.70	$9.05
2) Hypothetical		1,000.00	1,016.79	8.49

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2005 of 1.67%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Growth Equity Fund
Class A
		Beginning Value	Ending Value	Operating Expense Incurred*
1	) Actual	$1,000.00	$1,037.90	$6.42
2) Hypothetical		1,000.00	1,018.90	6.36

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2005 of 1.25%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class L
		Beginning Value	Ending Value	Operating Expense Incurred*
1	) Actual	$1,000.00	$1,037.40	$5.14
2) Hypothetical		1,000.00	1,020.16	5.09

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2005 of 1.00%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class Y
		Beginning Value	Ending Value	Operating Expense Incurred*
1	) Actual	$1,000.00	$1,038.50	$4.37
2) Hypothetical		1,000.00	1,020.92	4.33

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2005 of 0.85%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Other Information (Unaudited) (Continued)

Class S
		Beginning Value	Ending Value	Operating Expense Incurred*
1	) Actual	$1,000.00	$1,039.10	$4.06
2) Hypothetical		1,000.00	1,021.22	4.02

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2005 of 0.79%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class N
		Beginning Value	Ending Value	Operating Expense Incurred*
1	) Actual	$1,000.00	$1,035.40	$7.95
2) Hypothetical		1,000.00	1,017.39	7.88

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2005 of 1.55%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Aggressive Growth Fund
Class A
		Beginning Value	Ending Value	Operating Expense Incurred*
1	) Actual	$1,000.00	$1,123.30	$6.74
2) Hypothetical		1,000.00	1,018.85	6.41

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2005 of 1.26%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class L
		Beginning Value	Ending Value	Operating Expense Incurred*
1	) Actual	$1,000.00	$1,123.30	$5.41
2) Hypothetical		1,000.00	1,020.11	5.14

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2005 of 1.01%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class Y
		Beginning Value	Ending Value	Operating Expense Incurred*
1	) Actual	$1,000.00	$1,124.10	$4.60
2) Hypothetical		1,000.00	1,020.87	4.38

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2005 of 0.86%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Other Information (Unaudited) (Continued)

Class S
		Beginning Value	Ending Value	Operating Expense Incurred*
1	) Actual	$1,000.00	$1,125.20	$4.07
2) Hypothetical		1,000.00	1,021.37	3.87

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2005 of 0.76%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class N
		Beginning Value	Ending Value	Operating Expense Incurred*
1	) Actual	$1,000.00	$1,119.50	$8.33
2) Hypothetical		1,000.00	1,017.34	7.93

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2005 of 1.56%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

OTC 100 Fund
Class A
		Beginning Value	Ending Value	Operating Expense Incurred*
1	) Actual	$1,000.00	$1,098.70	$5.87
2) Hypothetical		1,000.00	1,019.61	5.65

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2005 of 1.11%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class L
		Beginning Value	Ending Value	Operating Expense Incurred*
1	) Actual	$1,000.00	$1,100.30	$4.55
2) Hypothetical		1,000.00	1,020.87	4.38

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2005 of 0.86%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class Y
		Beginning Value	Ending Value	Operating Expense Incurred*
1	) Actual	$1,000.00	$1,099.70	$3.76
2) Hypothetical		1,000.00	1,021.63	3.62

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2005 of 0.71%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Other Information (Unaudited) (Continued)

Class S
		Beginning Value	Ending Value	Operating Expense Incurred*
1	) Actual	$1,000.00	$1,099.00	$3.23
2) Hypothetical		1,000.00	1,022.13	3.11

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2005 of 0.61%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class N
		Beginning Value	Ending Value	Operating Expense Incurred*
1	) Actual	$1,000.00	$1,097.00	$7.45
2) Hypothetical		1,000.00	1,018.10	7.17

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2005 of 1.41%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Focused Value Fund
Class A
		Beginning Value	Ending Value	Operating Expense Incurred*
1	) Actual	$1,000.00	$1,017.20	$6.56
2) Hypothetical		1,000.00	1,018.70	6.56

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2005 of 1.29%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class L
		Beginning Value	Ending Value	Operating Expense Incurred*
1	) Actual	$1,000.00	$1,019.00	$5.29
2) Hypothetical		1,000.00	1,019.96	5.30

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2005 of 1.04.%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class Y
		Beginning Value	Ending Value	Operating Expense Incurred*
1	) Actual	$1,000.00	$1,019.70	$4.53
2) Hypothetical		1,000.00	1,020.72	4.53

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2005 of 0.89%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Other Information (Unaudited) (Continued)

Class S
		Beginning Value	Ending Value	Operating Expense Incurred*
1	) Actual	$1,000.00	$1,019.90	$4.02
2) Hypothetical		1,000.00	1,021.22	4.02

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2005 of 0.79%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class N
		Beginning Value	Ending Value	Operating Expense Incurred*
1	) Actual	$1,000.00	$1,015.70	$8.08
2) Hypothetical		1,000.00	1,017.19	8.08

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2005 of 1.59%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Small Company Value Fund
Class A
		Beginning Value	Ending Value	Operating Expense Incurred*
1	) Actual	$1,000.00	$1,058.20	$7.73
2) Hypothetical		1,000.00	1,017.69	7.58

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2005 of 1.49%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class L
		Beginning Value	Ending Value	Operating Expense Incurred*
1	) Actual	$1,000.00	$1,059.50	$6.44
2) Hypothetical		1,000.00	1,018.95	6.31

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2005 of 1.24%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class Y
		Beginning Value	Ending Value	Operating Expense Incurred*
1	) Actual	$1,000.00	$1,060.70	$5.66
2) Hypothetical		1,000.00	1,019.71	5.55

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2005 of 1.09%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Other Information (Unaudited) (Continued)

Class S
		Beginning Value	Ending Value	Operating Expense Incurred*
1	) Actual	$1,000.00	$1,061.20	$5.46
2) Hypothetical		1,000.00	1,019.91	5.35

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2005 of 1.05%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class N
		Beginning Value	Ending Value	Operating Expense Incurred*
1	) Actual	$1,000.00	$1,056.60	$9.28
2) Hypothetical		1,000.00	1,016.18	9.10

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2005 of 1.79%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Mid Cap Growth Equity Fund
Class A
		Beginning Value	Ending Value	Operating Expense Incurred*
1	) Actual	$1,000.00	$1,095.90	$6.81
2) Hypothetical		1,000.00	1,018.70	6.56

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2005 of 1.29%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class L
		Beginning Value	Ending Value	Operating Expense Incurred*
1	) Actual	$1,000.00	$1,096.50	$5.50
2) Hypothetical		1,000.00	1,019.96	5.30

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2005 of 1.04%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class Y
		Beginning Value	Ending Value	Operating Expense Incurred*
1	) Actual	$1,000.00	$1,097.90	$4.71
2) Hypothetical		1,000.00	1,020.72	4.53

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2005 of 0.89%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Other Information (Unaudited) (Continued)

Class S
		Beginning Value	Ending Value	Operating Expense Incurred*
1	) Actual	$1,000.00	$1,097.60	$4.34
2) Hypothetical		1,000.00	1,021.07	4.18

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2005 of 0.82%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class N
		Beginning Value	Ending Value	Operating Expense Incurred*
1	) Actual	$1,000.00	$1,093.50	$8.39
2) Hypothetical		1,000.00	1,017.19	8.08

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2005 of 1.59%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Mid Cap Growth Equity II Fund
Class A
		Beginning Value	Ending Value	Operating Expense Incurred*
1	) Actual	$1,000.00	$1,118.60	$7.16
2) Hypothetical		1,000.00	1,018.45	6.82

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2005 of 1.34%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class L
		Beginning Value	Ending Value	Operating Expense Incurred*
1	) Actual	$1,000.00	$1,120.10	$5.82
2) Hypothetical		1,000.00	1,019.71	5.55

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2005 of 1.09%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class Y
		Beginning Value	Ending Value	Operating Expense Incurred*
1	) Actual	$1,000.00	$1,120.50	$5.02
2) Hypothetical		1,000.00	1,020.47	4.79

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2005 of 0.94%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Other Information (Unaudited) (Continued)

Class S
		Beginning Value	Ending Value	Operating Expense Incurred*
1	) Actual	$1,000.00	$1,120.80	$4.54
2) Hypothetical		1,000.00	1,020.92	4.33

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2005 of 0.85%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class N
		Beginning Value	Ending Value	Operating Expense Incurred*
1	) Actual	$1,000.00	$1,116.80	$8.80
2) Hypothetical		1,000.00	1,016.89	8.39

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2005 of 1.65%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Small Cap Growth Equity Fund
Class A
		Beginning Value	Ending Value	Operating Expense Incurred*
1	) Actual	$1,000.00	$1,099.30	$7.99
2) Hypothetical		1,000.00	1,017.59	7.68

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2005 of 1.51%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class L
		Beginning Value	Ending Value	Operating Expense Incurred*
1	) Actual	$1,000.00	$1,101.40	$6.67
2) Hypothetical		1,000.00	1,018.85	6.41

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2005 of 1.26%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class Y
		Beginning Value	Ending Value	Operating Expense Incurred*
1	) Actual	$1,000.00	$1,102.60	$5.88
2) Hypothetical		1,000.00	1,019.61	5.65

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2005 of 1.11%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Other Information (Unaudited) (Continued)

Class S
		Beginning Value	Ending Value	Operating Expense Incurred*
1	) Actual	$1,000.00	$1,103.20	$5.14
2) Hypothetical		1,000.00	1,020.32	4.94

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2005 of 0.97%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class N
		Beginning Value	Ending Value	Operating Expense Incurred*
1	) Actual	$1,000.00	$1,098.40	$9.57
2) Hypothetical		1,000.00	1,016.08	9.20

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2005 of 1.81%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Small Company Growth Fund
Class A
		Beginning Value	Ending Value	Operating Expense Incurred*
1	) Actual	$1,000.00	$1,066.70	$7.97
2) Hypothetical		1,000.00	1,017.49	7.78

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2005 of 1.53%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class L
		Beginning Value	Ending Value	Operating Expense Incurred*
1	) Actual	$1,000.00	$1,068.10	$6.67
2) Hypothetical		1,000.00	1,018.75	6.51

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2005 of 1.28%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class Y
		Beginning Value	Ending Value	Operating Expense Incurred*
1	) Actual	$1,000.00	$1,068.80	$5.89
2) Hypothetical		1,000.00	1,019.51	5.75

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2005 of 1.13%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Other Information (Unaudited) (Continued)

Class S
		Beginning Value	Ending Value	Operating Expense Incurred*
1	) Actual	$1,000.00	$1,069.80	$5.69
2) Hypothetical		1,000.00	1,019.71	5.55

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2005 of 1.09%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class N
		Beginning Value	Ending Value	Operating Expense Incurred*
1	) Actual	$1,000.00	$1,064.30	$9.52
2) Hypothetical		1,000.00	1,015.98	9.30

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2005 of 1.83%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Emerging Growth Fund
Class A
		Beginning Value	Ending Value	Operating Expense Incurred*
1	) Actual	$1,000.00	$1,061.20	$7.48
2) Hypothetical		1,000.00	1,017.95	7.32

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2005 of 1.44%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class L
		Beginning Value	Ending Value	Operating Expense Incurred*
1	) Actual	$1,000.00	$1,063.90	$6.24
2) Hypothetical		1,000.00	1,019.16	6.11

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2005 of 1.20%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class Y
		Beginning Value	Ending Value	Operating Expense Incurred*
1	) Actual	$1,000.00	$1,063.40	$5.46
2) Hypothetical		1,000.00	1,019.91	5.35

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2005 of 1.05%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Other Information (Unaudited) (Continued)

Class S
		Beginning Value	Ending Value	Operating Expense Incurred*
1	) Actual	$1,000.00	$1,064.70	$4.94
2) Hypothetical		1,000.00	1,020.42	4.84

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2005 of 0.95%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class N
		Beginning Value	Ending Value	Operating Expense Incurred*
1	) Actual	$1,000.00	$1,061.90	$9.09
2) Hypothetical		1,000.00	1,016.38	8.89

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2005 of 1.75%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Overseas Fund
Class A
		Beginning Value	Ending Value	Operating Expense Incurred*
1	) Actual	$1,000.00	$1,118.80	$8.65
2) Hypothetical		1,000.00	1,017.04	8.24

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2005 of 1.62%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class L
		Beginning Value	Ending Value	Operating Expense Incurred*
1	) Actual	$1,000.00	$1,119.50	$7.27
2) Hypothetical		1,000.00	1,018.35	6.92

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2005 of 1.36%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class Y
		Beginning Value	Ending Value	Operating Expense Incurred*
1	) Actual	$1,000.00	$1,121.00	$6.52
2) Hypothetical		1,000.00	1,019.06	6.21

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2005 of 1.22%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Other Information (Unaudited) (Continued)

Class S
		Beginning Value	Ending Value	Operating Expense Incurred*
1	) Actual	$1,000.00	$1,121.40	$6.26
2) Hypothetical		1,000.00	1,019.31	5.96

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2005 of 1.17%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class N
		Beginning Value	Ending Value	Operating Expense Incurred*
1	) Actual	$1,000.00	$1,116.90	$10.24
2) Hypothetical		1,000.00	1,015.53	9.75

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2005 of 1.92%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Destination Retirement Income Fund
Class A
		Beginning Value	Ending Value	Operating Expense Incurred*
1	) Actual	$1,000.00	$1,015.70	$2.39
2) Hypothetical		1,000.00	1,022.84	2.40

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2005 of 0.47%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class L
		Beginning Value	Ending Value	Operating Expense Incurred*
1	) Actual	$1,000.00	$1,017.70	$1.12
2) Hypothetical		1,000.00	1,024.10	1.12

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2005 of 0.22%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class Y
		Beginning Value	Ending Value	Operating Expense Incurred*
1	) Actual	$1,000.00	$1,017.80	$0.61
2) Hypothetical		1,000.00	1,024.60	0.61

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2005 of 0.12%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Other Information (Unaudited) (Continued)

Class S
		Beginning Value	Ending Value	Operating Expense Incurred*
1	) Actual	$1,000.00	$1,018.10	$0.46
2) Hypothetical		1,000.00	1,024.75	0.46

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2005 of 0.09%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class N
		Beginning Value	Ending Value	Operating Expense Incurred*
1	) Actual	$1,000.00	$1,014.20	$3.91
2) Hypothetical		1,000.00	1,021.32	3.92

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2005 of 0.77%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Destination Retirement 2010 Fund
Class A
		Beginning Value	Ending Value	Operating Expense Incurred*
1	) Actual	$1,000.00	$1,028.40	$2.56
2) Hypothetical		1,000.00	1,022.68	2.55

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2005 of 0.50%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class L
		Beginning Value	Ending Value	Operating Expense Incurred*
1	) Actual	$1,000.00	$1,029.50	$1.28
2) Hypothetical		1,000.00	1,023.95	1.28

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2005 of 0.25%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class Y
		Beginning Value	Ending Value	Operating Expense Incurred*
1	) Actual	$1,000.00	$1,030.50	$0.77
2) Hypothetical		1,000.00	1,024.45	0.77

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2005 of 0.15%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Other Information (Unaudited) (Continued)

Class S
		Beginning Value	Ending Value	Operating Expense Incurred*
1	) Actual	$1,000.00	$1,029.80	$0.51
2) Hypothetical		1,000.00	1,024.70	0.51

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2005 of 0.10%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class N
		Beginning Value	Ending Value	Operating Expense Incurred*
1	) Actual	$1,000.00	$1,026.40	$4.09
2) Hypothetical		1,000.00	1,021.17	4.08

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2005 of 0.80%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Destination Retirement 2020 Fund
Class A
		Beginning Value	Ending Value	Operating Expense Incurred*
1	) Actual	$1,000.00	$1,046.40	$2.53
2) Hypothetical		1,000.00	1,022.74	2.50

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2005 of 0.49%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class L
		Beginning Value	Ending Value	Operating Expense Incurred*
1	) Actual	$1,000.00	$1,048.20	$1.24
2) Hypothetical		1,000.00	1,024.00	1.22

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2005 of 0.24%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class Y
		Beginning Value	Ending Value	Operating Expense Incurred*
1	) Actual	$1,000.00	$1,048.50	$0.72
2) Hypothetical		1,000.00	1,024.50	0.71

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2005 of 0.14%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Other Information (Unaudited) (Continued)

Class S
		Beginning Value	Ending Value	Operating Expense Incurred*
1	) Actual	$1,000.00	$1,048.70	$0.46
2) Hypothetical		1,000.00	1,024.75	0.46

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2005 of 0.09%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class N
		Beginning Value	Ending Value	Operating Expense Incurred*
1	) Actual	$1,000.00	$1,045.10	$4.07
2) Hypothetical		1,000.00	1,021.22	4.02

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2005 of 0.79%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Destination Retirement 2030 Fund
Class A
		Beginning Value	Ending Value	Operating Expense Incurred*
1	) Actual	$1,000.00	$1,066.60	$2.60
2) Hypothetical		1,000.00	1,022.68	2.55

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2005 of 0.50%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class L
		Beginning Value	Ending Value	Operating Expense Incurred*
1	) Actual	$1,000.00	$1,068.20	$1.30
2) Hypothetical		1,000.00	1,023.95	1.28

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2005 of 0.25%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class Y
		Beginning Value	Ending Value	Operating Expense Incurred*
1	) Actual	$1,000.00	$1,068.70	$0.78
2) Hypothetical		1,000.00	1,024.45	0.77

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2005 of 0.15%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Other Information (Unaudited) (Continued)

Class S
		Beginning Value	Ending Value	Operating Expense Incurred*
1	) Actual	$1,000.00	$1,068.90	$0.52
2) Hypothetical		1,000.00	1,024.70	0.51

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2005 of 0.10%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class N
		Beginning Value	Ending Value	Operating Expense Incurred*
1	) Actual	$1,000.00	$1,064.80	$4.16
2) Hypothetical		1,000.00	1,021.17	4.08

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2005 of 0.80%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Destination Retirement 2040 Fund
Class A
		Beginning Value	Ending Value	Operating Expense Incurred*
1	) Actual	$1,000.00	$1,080.40	$2.62
2) Hypothetical		1,000.00	1,022.68	2.55

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2005 of 0.50%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class L
		Beginning Value	Ending Value	Operating Expense Incurred*
1	) Actual	$1,000.00	$1,081.30	$1.31
2) Hypothetical		1,000.00	1,023.95	1.28

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2005 of 0.25%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class Y
		Beginning Value	Ending Value	Operating Expense Incurred*
1	) Actual	$1,000.00	$1,081.70	$0.79
2) Hypothetical		1,000.00	1,024.45	0.77

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2005 of 0.15%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Other Information (Unaudited) (Continued)

Class S
		Beginning Value	Ending Value	Operating Expense Incurred*
1	) Actual	$1,000.00	$1,082.80	$0.52
2) Hypothetical		1,000.00	1,024.70	0.51

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2005 of 0.10%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class N
		Beginning Value	Ending Value	Operating Expense Incurred*
1	) Actual	$1,000.00	$1,077.80	$4.19
2) Hypothetical		1,000.00	1,021.17	4.08

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2005 of 0.80%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Massachusetts Mutual Life Insurance Company
and affiliated companies
Springfield MA 01111-0001

www.massmutual.com

Distributor
MML Distributors, LLC
1295 State Street
Springfield, MA 01111-0001

March 1, 2006

MassMutual Financial Group is a marketing designation (or fleet name) for
Massachusetts Mutual Life Insurance Company (MassMutual) and its subsidiaries.	L4543 0106

Item 2. Code of Ethics.

As of December 31, 2005, the Registrant adopted a Code of Ethics that applies to the Principal Executive Officer and Principal Financial Officer pursuant to the Sarbanes-Oxley Act of 2002. For the year ended December 31, 2005,      there were no amendments to a provision of the Code of Ethics. A copy of its Code of Ethics is filed with this Form N-CSR under Item 12(a)(1).

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that Richard H. Ayers and R. Alan Hunter, Jr., both members of the Audit Committee, are audit committee financial experts as defined by the Securities and Exchange Commission (the “SEC”). Mr. Ayers and Mr. Hunter are both “independent” as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services.

(a)

AUDIT FEES: The aggregate fees paid and accrued by the Registrant for professional services rendered by its independent auditors, Deloitte & Touche LLP, for the audit of the Registrant’s annual financial statements for 2005 and 2004 were $446,100 and $444,900, respectively.

(b)	AUDIT RELATED FEES: No such fees were billed to the Registrant by Deloitte & Touche LLP for 2005 or 2004.
(c)

TAX FEES: The aggregate fees paid or accrued by the Registrant for professional services rendered by Deloitte & Touche LLP for the review of Form 1120-RIC, Form 8613, excise distribution projections, distribution calculation and reasonable out of pocket expenses for 2005 and 2004 were $107,000 and $61,500 respectively.

(d)	ALL OTHER FEES: No such fees were billed to the Registrant by Deloitte & Touche LLP for 2005 and 2004.
(e)

(1) AUDIT COMMITTEE PRE-APPOVAL POLICY: All services to be performed for the Registrant by Deloitte & Touche LLP must be pre-approved by the audit committee. All services performed during 2005 and 2004 were pre-approved by the committee.

(2) Not applicable.
(f)	Not applicable.
(g)

The aggregate non-audit fees billed by Deloitte and Touche LLP for services rendered to the Registrant, and the Registrant’s adviser, for the fiscal years 2005 and 2004 were $433,852 and $468,771, respectively.

(h)	Not applicable.

Item 5.  Audit Committee of Listed Registrants.

Not applicable to this filing.

Item 6. Schedule of Investments.

Not applicable to this filing.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this filing.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this filing.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to this filing.

Item 10.  Submission of Matters to a Vote of Security Holders.

Not applicable to this filing.

Item 11. Controls and Procedures.

(a) The Registrant’s Principal Executive Officer and Principal Financial Officer concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) were effective as of a date within 90 days prior to the filing date of this report (the “Evaluation Date”), based on their evaluation of the effectiveness of the Registrant’s disclosure controls and procedures as of the Evaluation Date.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the Registrant’s most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics (Item 2) is attached.

(a)(2) Certifications of the Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) are attached hereto as Exhibit 99CERT.

(a)(3) Not applicable to this filing.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 as required by Rule 30a-2(b), under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)), Rule 15d-14(b) under the Securities Exchange Act of 1934 (17 CFR 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) are attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	MassMutual Select Funds

By (Signature and Title)	/s/ Frederick C. Castellani
Frederick C. Castellani, President and Principal Executive Officer

Date	2/28/06

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Frederick C. Castellani
Frederick C. Castellani, President and Principal Executive Officer

Date	2/28/06

By (Signature and Title)	/s/ James S. Collins
James S. Collins, Treasurer and Principal Financial Officer

Date	2/28/06